CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE SUCH INFORMATION (i) IS NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. EXCLUDED INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACES AS FOLLOWS: [****]

Exhibit 10.6

Execution Version

FIFTH AMENDMENT TO LEASE (NON-CPLV)

THIS FIFTH AMENDMENT TO LEASE (NON-CPLV) (this “Agreement”), is made as of July 20, 2020 (the “Effective Date”), by and among the entities listed on Schedule A attached hereto (collectively, and together with their respective successors and assigns, “Existing Landlord”), Harrah’s Atlantic City LLC, a Delaware limited liability company (together with its successors and assigns, “Harrah’s Atlantic City Landlord”), New Laughlin Owner LLC, a Delaware limited liability company (together with its successors and assigns, “Harrah’s Laughlin Landlord”), and Harrah’s New Orleans LLC, a Delaware limited liability company (together with its successors and assigns, “Harrah’s New Orleans Landlord”, and together with Harrah’s Atlantic City Landlord and Harrah’s Laughlin Landlord, collectively, “Joining Landlord”), jointly and severally, CEOC, LLC, a Delaware limited liability company, the entities listed on Schedule B attached hereto (collectively, and together with their respective successors and assigns, “Existing Tenant”), Harrah’s Atlantic City Operating Company, LLC, a New Jersey limited liability company (together with its successors and assigns, “Harrah’s Atlantic City Tenant”), Harrah’s Laughlin, LLC, a Nevada limited liability company (together with its successors and assigns, “Harrah’s Laughlin Tenant”), and Jazz Casino Company, L.L.C., a Louisiana limited liability company (together with its successors and assigns, “Harrah’s New Orleans Tenant”, and together with Harrah’s Atlantic City Tenant and Harrah’s Laughlin Tenant, collectively, “Joining Tenant”), jointly and severally, and, solely for the purposes of the penultimate paragraph of Section 1.1 of the Lease (as defined below), Propco TRS LLC, a Delaware limited liability company (“Propco TRS”).

R  E  C  I  T  A  L  S

A.    Existing Landlord and Existing Tenant are parties to that certain LEASE (NON-CPLV), dated as of October 6, 2017, as amended by (i) that certain First Amendment to Lease (Non-CPLV), dated as of December 22, 2017, (ii) that certain Second Amendment to Lease (Non-CPLV) and Ratification of SNDA, dated as of February 16, 2018, (iii) that certain Third Amendment to Lease (Non-CPLV), dated as of April 2, 2018, (iv) that certain Fourth Amendment to Lease (Non-CPLV), dated as of December 26, 2018, and (v) that certain Omnibus Amendment to Leases, dated as of June 1, 2020 (collectively, as amended, the “Lease”);

B.    The parties hereto wish to add (i) Joining Landlord as a “Landlord” under the Lease, (ii) Joining Tenant as a “Tenant” under the Lease and (iii) solely for the purposes of the penultimate paragraph of Section 1.1 of the Lease, Propco TRS as a party to the Lease; and

C.    As more particularly set forth in this Agreement, Landlord and Tenant desire to modify certain provisions of the Lease.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto do hereby stipulate, covenant and agree as follows:

1.    Terms and References. Unless otherwise stated in this Agreement (a) terms defined in the Lease have the same meanings when used in this Agreement, and (b) references to “Sections” are to the Lease’s sections.

2.    Joinders. On the Effective Date:

(a)    Joining Landlord hereby agrees to (i) join the Lease as a “Landlord”, (ii) be bound by all of the covenants, agreements and acknowledgements binding upon or given by a Landlord under the Lease, and (iii) perform all of the obligations and duties required of a Landlord under the Lease.

(b)    Joining Tenant hereby agrees to (i) join the Lease as a “Tenant”, (ii) be bound by all of the covenants, agreements and acknowledgements binding upon or given by a Tenant under the Lease, and (iii) perform all of the obligations and duties required of a Tenant under the Lease.

(c)    Propco TRS hereby agrees, solely for the purposes of the penultimate paragraph of Section 1.1 of the Lease, to join the Lease.

(d)    Existing Landlord and Existing Tenant hereby accept the joinder of each of Joining Landlord, Joining Tenant and Propco TRS to the Lease pursuant to this Section 2.

3.    Amendments to the Lease. Effective as of the Effective Date, the Lease is hereby amended in its entirety to read as set forth in Exhibit A hereto.

4.    Other Documents. Any and all agreements entered into in connection with the Lease which make reference therein to “the Lease” shall be intended to, and are deemed hereby, to refer to the Lease as amended by this Agreement.

5.    Miscellaneous.

a.    This Agreement shall be construed according to and governed by the laws of the jurisdiction(s) which are specified by the Lease without regard to its conflicts of law principles. The parties hereto hereby irrevocably submit to the jurisdiction of any court of competent jurisdiction located in such applicable jurisdiction in connection with any proceeding arising out of or relating to this Agreement.

b.    If any provision of this Agreement is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Agreement will remain in full force and effect.

c.    Neither this Agreement nor any provision hereof may be changed, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of such change, modification, waiver, discharge or termination is sought.

d.    The paragraph headings and captions contained in this Agreement are for convenience of reference only and in no event define, describe or limit the scope or intent of this Agreement or any of the provisions or terms hereof.

e.    This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns.

f.    This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

2

g.    Except as specifically modified in Sections 2 and 3 of this Agreement, all of the provisions of the Lease remain unchanged and continue in full force and effect.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the Effective Date.

EXISTING LANDLORD:

HORSESHOE COUNCIL BLUFFS LLC

HARRAH’S COUNCIL BLUFFS LLC

HARRAH’S METROPOLIS LLC

HORSESHOE SOUTHERN INDIANA LLC

NEW HORSESHOE HAMMOND LLC

NEW HARRAH’S NORTH KANSAS CITY LLC

GRAND BILOXI LLC

HORSESHOE TUNICA LLC

NEW TUNICA ROADHOUSE LLC

CAESARS ATLANTIC CITY LLC

BALLY’S ATLANTIC CITY LLC

HARRAH’S LAKE TAHOE LLC

HARVEY’S LAKE TAHOE LLC

HARRAH’S RENO LLC

BLUEGRASS DOWNS PROPERTY OWNER LLC

VEGAS DEVELOPMENT LLC

VEGAS OPERATING PROPERTY LLC

MISCELLANEOUS LAND LLC

PROPCO GULFPORT LLC

PHILADELPHIA PROPCO LLC,

each, a Delaware limited liability company

By:	/s/ David Kieske
Name: David Kieske
Title: Treasurer

HORSESHOE BOSSIER CITY PROP LLC

HARRAH’S BOSSIER CITY LLC,

each, a Louisiana limited liability company

By:	/s/ David Kieske
Name: David Kieske
Title: Treasurer

[Signatures Continue on Following Pages]

[Signature page to Fifth Amendment to Regional Lease]

JOINING LANDLORD:

HARRAH’S ATLANTIC CITY LLC,

NEW LAUGHLIN OWNER LLC,

HARRAH’S NEW ORLEANS LLC

each, a Delaware limited liability company

By:	/s/ David Kieske
Name: David A. Kieske
Title: Treasurer

[Signatures Continue on Following Pages]

[Signature page to Fifth Amendment to Regional Lease]

EXISTING TENANT:

CEOC, LLC, a Delaware limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

HBR REALTY COMPANY LLC, a Nevada limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

HARVEYS IOWA MANAGEMENT COMPANY LLC, a Nevada limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES LLC, an Illinois limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

[Signature page to Fifth Amendment to Regional Lease]

CAESARS RIVERBOAT CASINO, LLC, an Indiana limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

ROMAN HOLDING COMPANY OF INDIANA LLC, an Indiana limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

HORSESHOE HAMMOND, LLC, an Indiana limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

HORSESHOE ENTERTAINMENT, a Louisiana limited partnership

By:	New Gaming Capital Partnership, a Nevada limited partnership, its general partner

By: Horseshoe GP, LLC, a Nevada limited liability company, its general partner

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

[Signature page to Fifth Amendment to Regional Lease]

HARRAH’S BOSSIER CITY INVESTMENT COMPANY, L.L.C., a Louisiana limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

HARRAH’S NORTH KANSAS CITY LLC, a Missouri limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

GRAND CASINOS OF BILOXI, LLC, a Minnesota limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

ROBINSON PROPERTY GROUP LLC, a Mississippi limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

TUNICA ROADHOUSE LLC, a Delaware limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

[Signature page to Fifth Amendment to Regional Lease]

BOARDWALK REGENCY LLC, a New Jersey limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

CAESARS NEW JERSEY LLC, a New Jersey limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

BALLY’S PARK PLACE LLC, a New Jersey limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

HARVEYS TAHOE MANAGEMENT COMPANY LLC, a Nevada limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

PLAYERS BLUEGRASS DOWNS LLC,
a Kentucky limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

[Signature page to Fifth Amendment to Regional Lease]

CASINO COMPUTER PROGRAMMING, INC., an Indiana corporation

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

HARVEYS BR MANAGEMENT COMPANY, INC., a Nevada corporation

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

HOLE IN THE WALL, LLC, a Nevada limited liability company

By:	CEOC, LLC,
its sole member

By: /s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

CHESTER DOWNS AND MARINA, LLC, a Pennsylvania limited liability company

By:	Harrah’s Chester Downs Investment Company, LLC,
its sole member

By: /s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

[Signature page to Fifth Amendment to Regional Lease]

JOINING TENANT:

HARRAH’S ATLANTIC CITY OPERATING COMPANY, LLC, a New Jersey limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

HARRAH’S LAUGHLIN, LLC, a Nevada limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

JAZZ CASINO COMPANY, L.L.C., a Louisiana limited liability company

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Secretary

[Signature page to Fifth Amendment to Regional Lease]

Acknowledged and agreed, solely for the purposes of the penultimate paragraph of Section 1.1 of the Lease:

PROPCO TRS LLC, a Delaware limited liability company

By:	/s/ David Kieske
Name: David Kieske
Title: Treasurer

[Signature page to Fifth Amendment to Regional Lease]

Schedule A

EXISTING LANDLORD ENTITIES

Horseshoe Council Bluffs LLC

Harrah’s Council Bluffs LLC

Harrah’s Metropolis LLC

Horseshoe Southern Indiana LLC

New Horseshoe Hammond LLC

Horseshoe Bossier City Prop LLC

Harrah’s Bossier City LLC

New Harrah’s North Kansas City LLC

Grand Biloxi LLC

Horseshoe Tunica LLC

New Tunica Roadhouse LLC

Caesars Atlantic City LLC

Bally’s Atlantic City LLC

Harrah’s Lake Tahoe LLC

Harvey’s Lake Tahoe LLC

Harrah’s Reno LLC

Bluegrass Downs Property Owner LLC

Vegas Development LLC

Vegas Operating Property LLC

Miscellaneous Land LLC

Propco Gulfport LLC

Philadelphia Propco LLC

Schedule A

Schedule B

EXISTING TENANT ENTITIES

CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.

HBR Realty Company LLC

Harveys Iowa Management Company LLC

Southern Illinois Riverboat/Casino Cruises LLC

Caesars Riverboat Casino LLC

Roman Holding Company of Indiana LLC

Horseshoe Hammond, LLC

Horseshoe Entertainment

Harrah’s Bossier City Investment Company, LLC

Harrah’s North Kansas City LLC

Grand Casinos of Biloxi, LLC

Robinson Property Group LLC

Tunica Roadhouse LLC

Boardwalk Regency LLC

Caesars New Jersey LLC

Bally’s Park Place LLC

Harveys Tahoe Management Company LLC

Players Bluegrass Downs LLC

Casino Computer Programming, Inc.

Harveys BR Management Company, Inc.

Hole in the Wall, LLC

Chester Downs and Marina, LLC

Schedule B

Exhibit A

COMPOSITE LEASE

Conformed through Fifth Amendment

[To be attached]

REGIONAL LEASE

Conformed through Fifth Amendment

By and Among

The Entities Listed on Schedule A

(collectively, and together with their respective permitted successors and assigns)

as “Landlord”

and

CEOC, LLC and the Entities Listed on Schedule B

(collectively, and together with their respective permitted successors and assigns)

as “Tenant”

dated

October 6, 2017

for

The Properties Listed on Exhibit A

i

10.1	Alterations, Capital Improvements and Material Capital Improvements	91
10.2	Landlord Approval of Certain Alterations and Capital Improvements	91
10.3	Construction Requirements for Alterations and Capital Improvements	92
10.4	Landlord’s Right of First Offer to Fund Material Capital Improvements	94
10.5	Minimum Capital Expenditures	99
10.6	HNO License Extension Improvements	106

ARTICLE XI LIENS		108

ARTICLE XII PERMITTED CONTESTS		110

ARTICLE XIII INSURANCE		111
13.1	General Insurance Requirements	111
13.2	Name of Insureds	114
13.3	Deductibles or Self-Insured Retentions	115
13.4	Waivers of Subrogation	115
13.5	Limits of Liability and Blanket Policies	115
13.6	Future Changes in Insurance Requirements	115
13.7	Notice of Cancellation or Non-Renewal	116
13.8	Copies of Documents	116
13.9	Certificates of Insurance	117
13.10	Other Requirements	117

ARTICLE XIV CASUALTY		118
14.1	Property Insurance Proceeds	118
14.2	Tenant’s Obligations Following Casualty	118
14.3	No Abatement of Rent	120
14.4	Waiver	120
14.5	Insurance Proceeds and Fee Mortgagee	120

ARTICLE XV EMINENT DOMAIN		120
15.1	Condemnation	120
15.2	Award Distribution	121
15.3	Temporary Taking	122
15.4	Condemnation Awards and Fee Mortgagee	122

ARTICLE XVI DEFAULTS & REMEDIES		122
16.1	Tenant Events of Default	122
16.2	Landlord Remedies	126
16.3	Damages	126
16.4	Receiver	128
16.5	Waiver	128
16.6	Application of Funds	128
16.7	Landlord’s Right to Cure Tenant’s Default	128
16.8	Miscellaneous	128

ARTICLE XVII TENANT FINANCING		129

17.1	Permitted Leasehold Mortgagees	129
17.2	Landlord Cooperation with Permitted Leasehold Mortgage	137

ARTICLE XVIII TRANSFERS BY LANDLORD		138
18.1	Transfers Generally	138
18.2	Severance Leases	139
18.3	Permitted Property Sales	141
18.4	Transfers to Tenant Competitors	141

ARTICLE XIX HOLDING OVER		142

ARTICLE XX RISK OF LOSS		143

ARTICLE XXI INDEMNIFICATION		143
21.1	General Indemnification	143
21.2	Encroachments, Restrictions, Mineral Leases, etc	145

ARTICLE XXII TRANSFERS BY TENANT		147
22.1	Subletting and Assignment	147
22.2	Permitted Assignments and Transfers	148
22.3	Permitted Sublease Agreements	154
22.4	Required Subletting and Assignment Provisions	157
22.5	Costs	158
22.6	No Release of Tenant’s Obligations; Exception	158
22.7	Bookings	158
22.8	Merger of CEOC	159
22.9	Permitted Transferee Lease	159
22.10	Intentionally Omitted	161
22.11	Merger of CEC	161

ARTICLE XXIII REPORTING		162
23.1	Estoppel Certificates and Financial Statements	162
23.2	SEC Filings; Offering Information	168
23.3	Landlord Obligations	169

ARTICLE XXIV LANDLORD’S RIGHT TO INSPECT		171

ARTICLE XXV NO WAIVER		171

ARTICLE XXVI REMEDIES CUMULATIVE		171

ARTICLE XXVII ACCEPTANCE OF SURRENDER		171

ARTICLE XXVIII NO MERGER		172

ARTICLE XXIX		172
29.1	Tenant Use of Las Vegas Land Assemblage	172
29.2	Tenant Acquisition of Las Vegas Land Assemblage	172

ARTICLE XXX QUIET ENJOYMENT		174

ARTICLE XXXI LANDLORD FINANCING		175
31.1	Landlord’s Financing	175
31.2	Attornment	176
31.3	Compliance with Fee Mortgage Documents	176

ARTICLE XXXII ENVIRONMENTAL COMPLIANCE		179
32.1	Hazardous Substances	179
32.2	Notices	179
32.3	Remediation	179
32.4	Indemnity	180
32.5	Environmental Inspections	181

ARTICLE XXXIII MEMORANDUM OF LEASE		182

ARTICLE XXXIV DISPUTE RESOLUTION		182
34.1	Expert Valuation Process	182
34.2	Arbitration	184

ARTICLE XXXV NOTICES		185

ARTICLE XXXVI END OF TERM GAMING ASSETS TRANSFER		186
36.1	Transfer of Tenant’s Gaming Assets and Operational Control of the Leased Property	186
36.2	Transfer of Intellectual Property	187
36.3	Determination of Gaming Assets FMV	187
36.4	Operation Transfer	189

ARTICLE XXXVII ATTORNEYS’ FEES		189

ARTICLE XXXVIII BROKERS		190

ARTICLE XXXIX ANTI-TERRORISM REPRESENTATIONS		190

ARTICLE XL LANDLORD REIT PROTECTIONS		191

ARTICLE XLI MISCELLANEOUS		193
41.1	Survival	193
41.2	Severability	193
41.3	Non-Recourse	193
41.4	Successors and Assigns	194
41.5	Governing Law	194
41.6	Waiver of Trial by Jury	195
41.7	Entire Agreement	195
41.8	Headings	196
41.9	Counterparts	196
41.10	Interpretation	196

41.11	Deemed Consent	196
41.12	Further Assurances	197
41.13	Gaming Regulations	197
41.14	Certain Provisions of Nevada Law	198
41.15	Certain Provisions of New Jersey Law	198
41.16	Savings Clause	200
41.17	Integration with Other Documents	201
41.18	Intentionally Omitted	201
41.19	Chester PSA	201
41.20	Certain Provisions of Louisiana Law	201
41.21	Certain Provisions of Indiana Law	202
41.22	Confidential Information	202
41.23	Time of Essence	203
41.24	Consents, Approvals and Notices	203
41.25	No Release of Guarantor	204
41.26	Tenant and Landlord; Joint and Several	204
41.27	Suretyship Waivers.	204
41.28	Intentionally Omitted	205
41.29	Notice of IP Infringement	205
41.30	Expiration of HNO Operating Contract	206
41.31	Leased Property (HNO) Change in Use	206
41.32	Dispute of Default Under HNO Ground Lease or HNO GL Operator Agreement	206
41.33	Enforcement of NOBC’s Obligations Under HNO Ground Lease	207
41.34	Amendments	209

v

EXHIBITS AND SCHEDULES

EXHIBIT A	—	FACILITIES
EXHIBIT B	—	LEGAL DESCRIPTION OF LAND
EXHIBIT C	—	CAPITAL EXPENDITURES REPORT
EXHIBIT D	—	FORM OF SCHEDULE CONTAINING ANY ADDITIONS TO OR RETIREMENTS OF ANY FIXED ASSETS CONSTITUTING LEASED PROPERTY
EXHIBIT E	—	GROUND LEASED PROPERTY
EXHIBIT F	—	LEGAL DESCRIPTION OF LAS VEGAS LAND ASSEMBLAGE
EXHIBIT G	—	FORM OF REIT COMPLIANCE CERTIFICATE
EXHIBIT H	—	PROPERTY-SPECIFIC IP
EXHIBIT I	—	FORM OF PACE REPORT
EXHIBIT J	—	DESCRIPTION OF TITLE POLICIES
EXHIBIT K	—	SPECIFIED ADDITIONAL L1 QUALIFIED TRANSFEREES
EXHIBIT L	—	L1/L2 TRANSFER AND PERMITTED FACILITY SUBLEASE ADDITIONAL INFORMATION
EXHIBIT M EXHIBIT N	— —	BRANDS FORM OF GUARANTY
EXHIBIT O		FORM OF FEE MORTGAGEE SNDA
EXHIBIT P	—	MANAGED FACILITIES IP TRADEMARKS
SCHEDULE A	—	LANDLORD ENTITIES
SCHEDULE B	—	TENANT ENTITIES
SCHEDULE 1	—	GAMING LICENSES
SCHEDULE 2	—	GROUND LEASES
SCHEDULE 3	—	MAXIMUM FIXED RENT TERM
SCHEDULE 4	—	SPECIFIED SUBLEASES
SCHEDULE 5	—	INTENTIONALLY OMITTED
SCHEDULE 5-A	—	PROPERTY-SPECIFIC RENT ALLOCATION
SCHEDULE 6	—	LONDON CLUBS
SCHEDULE 7	—	PERMITTED PROPERTY SALES
SCHEDULE 8	—	CLUSTER PARCELS
SCHEDULE 9	—	EXCLUDED FACILITIES
SCHEDULE 10	—	CHESTER PROPERTY PAYMENT AGREEMENTS
SCHEDULE 11	—	2018 FACILITY EBITDAR
SCHEDULE 12	—	HNO LITIGATION
SCHEDULE 13	—	HNO LICENSE EXTENSION AGREEMENTS
SCHEDULE 14	—	SPECIFIED FIFTH AMENDMENT ADDITIONAL PROPERTY CAPITAL IMPROVEMENT PROJECTS

REGIONAL LEASE

THIS REGIONAL LEASE (this “Lease”) is entered into as of October 6, 2017, by and among the entities listed on Schedule A attached hereto (collectively, or if the context clearly requires, individually, and together with their respective successors and permitted assigns, “Landlord”), CEOC, LLC, a Delaware limited liability company, and the entities listed on Schedule B attached hereto (collectively, or if the context clearly requires, individually, and together with their respective successors and permitted assigns, “Tenant”) and, solely for the purposes of the penultimate paragraph of Section 1.1, Propco TRS LLC, a Delaware limited liability company (“Propco TRS”).

RECITALS

A.    Commencing on January 15, 2015 and continuing thereafter, Caesars Entertainment Operating Company, Inc., a Delaware corporation, and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Illinois (the “Bankruptcy Court”), jointly administered under Case No. 15-01145, and the “Debtors’ Third Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code” (as it may be altered, amended, modified, or supplemented from time to time in accordance with the terms of Article X thereof, the “Bankruptcy Plan”) has been confirmed by the Bankruptcy Court and has gone effective.

B.    Pursuant to the Bankruptcy Plan, on October 6, 2017 the Debtors transferred the “Leased Property” (as defined in the Original Lease (as defined below)) (the “Original Leased Property”) to Landlord.

C.    Pursuant to the Bankruptcy Plan, Landlord and Tenant entered into that certain Lease (Non-CPLV), dated as of October 6, 2017 (the “Original Lease”), whereby Landlord leased the Original Leased Property to Tenant and Tenant leased the Original Leased Property from Landlord, upon the terms set forth in the Original Lease.

D.    Immediately following the execution of the Original Lease on the Commencement Date (as defined below), Caesars Entertainment Operating Company, Inc., a Delaware corporation, merged into CEOC, LLC.

E.    The Original Lease was thereafter amended by (i) that certain First Amendment to Lease (Non-CPLV), dated as of December 22, 2017, (ii) that certain Second Amendment to Lease (Non-CPLV) and Ratification of SNDA, dated as of February 16, 2018, (iii) that certain Third Amendment to Lease (Non-CPLV), dated as of April 2, 2018, (iv) that certain Fourth Amendment to Lease (Non-CPLV), dated as of December 26, 2018 (whereby, among other things, the Chester Property (as defined below) was added to the Lease (“Fourth Amendment to Lease”)), and (v) the Omnibus Amendment (as defined below) (the Original Lease, as so amended, collectively, the “Amended Original Lease”; the Leased Property under and as defined in the Amended Original Lease, the “Amended Original Leased Property”).

F.    On or before the Fifth Amendment Date (as defined below), CEC (as defined below), which is the indirect parent of Tenant, caused: (i) in a series of steps, CEOC, LLC to be transferred from CEC to Caesars Resort Collection, LLC, a Delaware limited liability company (“CRC”) and a wholly-owned indirect subsidiary of CEC; and (ii) the Las Vegas Restructuring (as defined below) to be completed. On the Fifth Amendment Date, contemporaneously with the execution of the Fifth Amendment (as defined below) and as contemplated by the MTA (as defined below), CEC merged with and into Colt Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of ERI (as defined below), with CEC surviving the merger as a wholly owned subsidiary of ERI.

G.    The Parties desire to further amend the Amended Original Lease as contemplated by the MTA (i) to incorporate herein the Fifth Amendment Additional Property (as defined below), and thereby join the Amended Original Leased Property and the Fifth Amendment Additional Property into a single indivisible lease, hereafter to be titled the “Regional Lease”, (ii) to provide for various modifications relating to the merger described in Recital F above, and (iii) to provide for certain other modifications as provided herein.

H.    Capitalized terms used in this Lease and not otherwise defined herein are defined in Article II hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEMISE; TERM

1.1    Leased Property. Upon and subject to the terms and conditions hereinafter set forth, Landlord demises and leases to Tenant and Tenant accepts and leases from Landlord all of Landlord’s rights and interest in and to the following (collectively, the “Leased Property”):

(a)    the real property described in Exhibit B attached hereto, together with any ownership interests in adjoining roadways, alleyways, strips, gores and the like appurtenant thereto (collectively, the “Land”);

(b)    the Ground Leases (as defined below), together with the leasehold estates in the Ground Leased Property (as defined below), as to which this Lease will constitute a sublease;

(c)    all buildings, structures, Fixtures and improvements of every kind now or hereafter located on the Land or the improvements located thereon or permanently affixed to the Land or the improvements located thereon, including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines appurtenant to such buildings and structures (collectively, the “Leased Improvements”), provided, however, that the foregoing shall not affect or contradict the provisions of this Lease which specify that Tenant shall be entitled to certain rights with respect to or benefits of the Tenant Capital Improvements as expressly set forth herein;

(d)    all easements, development rights and other rights appurtenant to the Land or the Leased Improvements; and

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(e)    any vessel, riverboat, barge or ship used as a Gaming Facility or which is ancillary to a Gaming Facility, including but not limited to (i) a vessel, riverboat, barge or ship of any kind or nature, whether or not temporarily or permanently moored or affixed to any real property (including its engines, machinery, boats, boilers, masts, rigging, anchors, chains, cables, apparel, tackle, outfit, spare gear, fuel, consumables or their stores, belongings and appurtenances, whether on board or ashore, and all additions, improvements and replacements) which has a current and valid certificate of documentation issued by the National Vessel Documentation Center (“Certificate of Documentation”) or a current and valid certificate of compliance issued by a Gaming Authority (“Certificate of Compliance”) or in the past has been the subject of a Certificate of Documentation and/or Certificate of Compliance, (ii) any property which is a vessel within the meaning given to that term in 1 U.S.C. § 3, and (iii) any property which would be a vessel within the meaning of that term as defined in 1 U.S.C. § 3 but for its removal from navigation for use in gaming or other business operations and/or any modifications made thereto to facilitate dockside gaming or other business operations, and, in each case, all appurtenances thereof.

The Leased Property is leased subject to all covenants, conditions, restrictions, easements and other matters of any nature affecting the Leased Property or any portion thereof as of the Commencement Date (with respect to the Original Leased Property), the Fourth Amendment Date (with respect to the Chester Property) and the Fifth Amendment Date (with respect to the Fifth Amendment Additional Property) and such subsequent covenants, conditions, restrictions, easements and other matters as may thereafter and hereafter, as applicable, arise in accordance with the terms of this Lease or as may otherwise be agreed to in writing by Landlord and Tenant, whether or not of record, including any matters which would be disclosed by an inspection or accurate survey of the Leased Property or any portion thereof.

Except as more specifically provided in the following paragraph, to the extent Landlord’s ownership of any Leased Property or any portion thereof (including any improvement (including any Capital Improvement) or other property) that does not constitute “real property” within the meaning of Treasury Regulation Section 1.856-3(d), which would otherwise be owned by Landlord and leased to Tenant pursuant to this Lease, could cause Landlord REIT to fail to qualify as a REIT, then a portion of such property shall instead automatically be owned by Propco TRS, which is a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code, or any similar or successor provision thereto) of Landlord REIT, to the extent necessary such that Landlord’s ownership of such Leased Property does not cause Landlord REIT to fail to qualify as a REIT, provided, there shall be no adjustment in the Rent as a result of the foregoing. In such event, Landlord shall cause Propco TRS to make such property available to Tenant in accordance with the terms hereof; however, Landlord shall remain fully liable for all obligations of Landlord under this Lease and shall retain sole decision-making authority for any matters for which Landlord’s consent or approval is required or permitted to be given and for which Landlord’s discretion may be exercised under this Lease. The terms and conditions of this paragraph shall not apply with respect to the casino at the Southern Indiana Leased Property, which shall be governed by, among other things, the following paragraph and the final paragraph of the definition of “Rent” set forth in Article II hereof.

Furthermore, Tenant acknowledges that, as of the Commencement Date, the casino at the Southern Indiana Leased Property was located on a barge. In December 2019, Tenant relocated such casino to a portion of the Leased Property consisting of vacant land adjacent to the hotel located at such

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Leased Property as part of the Southern Indiana Redevelopment Project. In the event that an Accountant mutually acceptable to Landlord and Tenant determines at any time that the relative values of the portions of the Southern Indiana Leased Property that constitute “real property” within the meaning of Treasury Regulation Section 1.856-3(d) on the one hand, and the portions that do not constitute “real property” on the other hand, could reasonably be expected to cause Landlord REIT to fail to qualify as a REIT, the minimum portion of assets of the Southern Indiana Leased Property necessary to rectify such failure shall automatically instead be owned by a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code, or any similar or successor provision thereto) that owns solely such assets (“Southern Indiana Barge TRS”) and, in such event, Landlord shall cause the Southern Indiana Barge TRS to make such property available to Tenant in accordance with the terms hereof; however, Landlord shall remain fully liable for all obligations of Landlord under this Lease and shall retain sole decision-making authority for any matters for which Landlord’s consent or approval is required or permitted to be given and for which Landlord’s discretion may be exercised under this Lease.

1.2    Single, Indivisible Lease. This Lease constitutes one indivisible lease of the Leased Property and not separate leases governed by similar terms. The Leased Property constitutes one economic unit, and the Rent and all other provisions have been negotiated and agreed upon based on a demise of all of the Leased Property to Tenant as a single, composite, inseparable transaction and would have been substantially different had separate leases or a divisible lease been intended. Except as expressly provided in this Lease for specific, isolated purposes (and then only to the extent expressly otherwise stated), all provisions of this Lease apply equally and uniformly to all components of the Leased Property collectively as one unit. The Parties intend that the provisions of this Lease shall at all times be construed, interpreted and applied so as to carry out their mutual objective to create an indivisible lease of all of the Leased Property and, in particular but without limitation, that, for purposes of any assumption, rejection or assignment of this Lease under 11 U.S.C. Section 365, or any successor or replacement thereof or any analogous state law, this is one indivisible and non-severable lease and executory contract dealing with one legal and economic unit and that this Lease must be assumed, rejected or assigned as a whole with respect to all (and only as to all) of the Leased Property. The Parties may elect to amend this Lease from time to time to modify the boundaries of the Land, to exclude one or more components or portions thereof, and/or to include one or more additional components as part of the Leased Property, and any such future addition to the Leased Property shall not in any way change the indivisible and nonseverable nature of this Lease and all of the foregoing provisions shall continue to apply in full force. Furthermore, under certain circumstances as more particularly provided in this Lease below, one or more of the Facilities hereunder may, subject to the provisions of this Lease, be removed from this Lease and the corresponding portion of the Leased Property will no longer be part of the Leased Property and such reduction of the Leased Property shall not in any way change the indivisible and nonseverable nature of this Lease and all of the foregoing provisions shall continue to apply in full force with respect to the balance of the Leased Property. For the avoidance of doubt, the Parties acknowledge and agree that this Section 1.2 is not intended to and shall not be deemed to limit, vitiate or supersede anything contained in Section 41.16 hereof.

1.3    Term. The “Term” of this Lease shall commence on the Commencement Date and expire on the Expiration Date (i.e., the Term shall consist of the Initial Term plus all Renewal Terms, to the extent exercised as set forth in Section 1.4 below, subject to any earlier termination of the Term pursuant to the terms hereof). The initial stated term of this Lease (the “Initial Term”)

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shall commence on October 6, 2017 (the “Commencement Date”) and expire on July 31, 2035 (the “Initial Stated Expiration Date”). The “Stated Expiration Date” means the Initial Stated Expiration Date or the expiration date of the most recently exercised Renewal Term, as the case may be.

1.4    Renewal Terms. The Term of this Lease may be extended for four (4) separate “Renewal Terms” of five (5) years each if (a) at least twelve (12), but not more than eighteen (18), months prior to the then current Stated Expiration Date, Tenant (or, pursuant to Section 17.1(e), a Permitted Leasehold Mortgagee) delivers to Landlord a “Renewal Notice” stating that it is irrevocably exercising its right to extend this Lease for one (1) Renewal Term; and (b) no Tenant Event of Default shall have occurred and be continuing on the date Landlord receives the Renewal Notice or on the last day of the then current Term (other than a Tenant Event of Default that is in the process of being cured by a Permitted Leasehold Mortgagee in compliance in all respects with Section 17.1(d) and Section 17.1(e)). Subject to the provisions, terms and conditions of this Lease, upon Tenant’s timely delivery to Landlord of a Renewal Notice, the Term of this Lease shall be extended for the then applicable Renewal Term. During any such Renewal Term, except as specifically provided for herein, all of the provisions, terms and conditions of this Lease shall remain in full force and effect. After the last Renewal Term, Tenant shall have no further right to renew or extend the Term. If Tenant fails to validly and timely exercise any right to extend this Lease, then all subsequent rights to extend the Term shall terminate.

1.5    Maximum Fixed Rent Term. Notwithstanding anything herein to the contrary, the Term with respect to any Excluded Renewal Property shall expire as of the end of the Renewal Term immediately prior to the Renewal Term that would cause the Term to extend beyond the expiration of the Maximum Fixed Rent Term (after taking into account Maximum Fixed Rent Term extensions, if any, pursuant to clause (c)(iv) of the definition of “Rent”), in which event, the applicable Excluded Renewal Property shall revert to Landlord and no longer shall be included in the Leased Property hereunder, and all Tenant’s Property pertaining to such Excluded Renewal Property (including any Gaming Licenses relating thereto) shall remain owned by Tenant. For the avoidance of doubt, and notwithstanding anything otherwise to the contrary contained herein, the Parties hereby acknowledge and agree, as more particularly provided in clause (c)(iv) of the definition of “Rent”, that in no event shall the Term of this Lease with respect to the Chester Property be extended past twenty-nine (29) years and three hundred sixty-four (364) days from and after the Fifth Amendment Date.

ARTICLE II

DEFINITIONS

For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article II have the meanings assigned to them in this Article and include the plural as well as the singular and any gender as the context requires; (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; (iii) all references in this Lease to designated “Articles,” “Sections,” “Exhibits” and other subdivisions are to the designated Articles, Sections, Exhibits and other subdivisions of this Lease; (iv) the word “including” shall have the same meaning as the phrase “including, without limitation,” and other similar phrases; (v) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Lease as a whole and not to any

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particular Article, Section or other subdivision; (vi) all Exhibits, Schedules and other attachments annexed to the body of this Lease are hereby deemed to be incorporated into and made an integral part of this Lease; (vii) all references to a range of Sections, paragraphs or other similar references, or to a range of dates or other range (e.g., indicated by “-” or “through”) shall be deemed inclusive of the entire range so referenced; (viii) for the calculation of any financial ratios or tests referenced in this Lease, this Lease, regardless of its treatment under GAAP, shall be deemed to be an operating lease and the Rent payable hereunder shall be treated as an operating expense and shall not constitute indebtedness or interest expense; (ix) the fact that CEOC is sometimes named herein as “CEOC” is not intended to vitiate or supersede the fact that CEOC is included as one of the entities constituting Tenant; (x) the words “arithmetic average” (or the term “average” when the context requires) shall be construed in accordance with the definition of “Base Net Revenue Amount”; and (xi) the word “or” is not exclusive unless used in conjunction with the word “either”.

“2018 Facility EBITDAR”: (x) With respect to each Facility that is included in this Lease as of the Fourth Amendment Date and the Joliet Facility (calculated on an individual Facility-by-Facility basis (which Facility-by-Facility calculation shall, for the avoidance of doubt, include the Joliet Facility)), the EBITDAR of Tenant or Joliet Tenant, as applicable, for the 2018 Fiscal Year that is generated by each such Facility or the Joliet Facility individually, and (y) with respect to each Facility corresponding to the Fifth Amendment Additional Property (calculated on an individual Facility-by-Facility basis), the EBITDAR of Tenant for the Trailing Test Period ending immediately prior to the Fifth Amendment Date (and, to the extent applicable, any predecessor tenant(s) or owner(s) of such Facility during such Trailing Test Period) that is generated by each such Facility individually (in each case under clause (x) and clause (y), as set forth on Schedule 11 attached hereto). The aggregate amount of 2018 Facility EBITDAR of Tenant and Joliet Tenant for all of such Facilities and the Joliet Facility, as applicable, under clause (x) and of Tenant (and, to the extent applicable, any predecessor tenant(s) or owner(s)) for all of such Facilities under clause (y), collectively, is referred to in this Lease as the “2018 EBITDAR Pool.” The aggregate amount of 2018 Facility EBITDAR of Tenant and Joliet Tenant for all of such Facilities and the Joliet Facility, as applicable, under clause (x) is referred to in this Lease as the “2018 EBITDAR Pool Before Fifth Amendment”. The 2018 Facility EBITDAR of Tenant (and, to the extent applicable, any predecessor tenant(s) or owner(s)) and Joliet Tenant for each Facility hereunder and for the Joliet Facility is set forth on Schedule 11 annexed hereto.

“2018 EBITDAR Pool”: As defined in the definition of 2018 Facility EBITDAR.

“2018 EBITDAR Pool Before Fifth Amendment”: As defined in the definition of 2018 Facility EBITDAR.

“AAA”: As defined in the definition of Appointing Authority.

“AC Deed Notice”: As defined in Section 41.15(h).

“Accepted MCI Financing Proposal”: As defined in Section 10.4(b).

“Accountant”: Either (i) a firm of independent public accountants designated by Tenant or ERI, as applicable and reasonably acceptable to Landlord, or (ii) a “big four” accounting firm designated by Tenant.

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“Accounts”: All Tenant’s accounts, including deposit accounts (but excluding any impound accounts established pursuant to Section 4.4), all rents, profits, income, revenues or rights to payment or reimbursement derived from Tenant’s use of any space within the Leased Property or any portion thereof and/or from goods sold or leased or services rendered by Tenant from the Leased Property or any portion thereof (including, without limitation, from goods sold or leased or services rendered from the Leased Property or any portion thereof by the Affiliated property manager or Affiliated Subtenants) and all Tenant’s accounts receivable derived from the use of the Leased Property or goods or services provided from the Leased Property, in each case whether or not evidenced by a contract, document, instrument or chattel paper and whether or not earned by performance, including without limitation, the right to payment of management fees and all proceeds of the foregoing.

“AC Grants Related Documents”: Collectively, (i) that certain State Economic Redevelopment and Growth Incentive Grant Agreement dated as of September 24, 2014, between Harrah’s Atlantic City Holding, Inc., AC Conference Newco., LLC, CEC, the New Jersey Economic Development Authority and the Treasurer of the State of New Jersey, (ii) that certain Casino Parking Fee Agreement dated as of February 1, 2005, between Casino Reinvestment Development Authority, Marina Associates and the other parties thereto, (iii) that certain Harrah’s Project Grant Agreement dated as of June 13, 2013 between the Casino Reinvestment Development Authority, Harrah’s Atlantic City Operating Company, LLC, AC Conference Newco., LLC and the other parties thereto, and (iv) that certain Project Grant Agreement dated as of June 21, 2005, between the Casino Reinvestment Development Authority, Harrah’s Atlantic City Operating Company, LLC and Showboat Atlantic City Operating Company, LLC.

“AC Interim PILOT Agreement”: That certain Interim Payment in Lieu of Taxes Financial Agreement dated May 17, 2019 between the City of Atlantic City and Harrah’s Atlantic City Propco, LLC, a Delaware limited liability company, and any successor or replacement thereto.

“Acquirer”: As defined in Article XVIII.

“Act 171”: Act 171 of the 2019 Regular Session of the Louisiana Legislature, signed into law on June 7, 2019 by the governor of the State of Louisiana and effective on August 1, 2019.

“Additional Charges”: All Impositions and all other amounts, liabilities and obligations (excluding Rent) which Tenant assumes or agrees or is obligated to pay under this Lease and, in the event of any failure on the part of Tenant to pay any of those items (except (i) to the extent that such failure is due to the wrongful acts or omissions of Landlord and (ii) where Tenant shall have furnished Landlord with no less than ten (10) days’ Notice of any such act or omission of which Tenant is aware), every fine, penalty, interest and cost which may be added for non-payment or late payment of such items pursuant to the terms hereof or under applicable law.

“Additional Fee Mortgagee Requirements”: As defined in Section 31.3.

“Affiliate”: When used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. In no event shall Tenant or any of its Affiliates be

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deemed to be an Affiliate of Landlord or any of Landlord’s Affiliates as a result of this Lease, the Other Leases, the Guaranty, the Other Guaranty and/or as a result of any consolidation by Tenant or Landlord of the other such party or the other such party’s Affiliates with Tenant or Landlord (as applicable) for accounting purposes.

“Affiliated Persons”: As defined in Section 18.1.

“All Property Tests”: Collectively, the Annual Minimum Cap Ex Requirement and the Triennial Minimum Cap Ex Requirement A.

“Alteration”: Any construction, demolition, restoration, alteration, addition, improvement, renovation or other physical changes or modifications of any nature in, on or to the Leased Improvements that is not a Capital Improvement.

“Alteration Threshold”: As defined in Section 10.1.

“Amended Original Lease”: As defined in the recitals.

“Amended Original Leased Property”: As defined in the recitals.

“Annual Minimum Cap Ex Amount”: An amount equal to One Hundred Twenty Million Nine Hundred Thousand and No/100 Dollars ($120,900,000.00), provided, however, that for purposes of calculating the Annual Minimum Cap Ex Amount, Capital Expenditures during the applicable Fiscal Year shall not include Capital Expenditures in respect of the London Clubs in excess of Four Million and No/100 Dollars ($4,000,000.00). The Annual Minimum Cap Ex Amount shall be decreased from time to time (v) subject to Section 7.2(d), in the event Tenant elects to cease Continuous Operations of a Facility that is not a Continuous Operation Facility for at least twelve (12) consecutive months, (w) upon (1) the execution of a Severance Lease in accordance with Section 18.2 or the execution of a “Severance Lease” (as defined in the Las Vegas Lease) with respect to the Leased Property (CPLV) in accordance with Section 18.2 of the Las Vegas Lease, (2) the occurrence of an L1 Transfer in accordance with Section 22.2(vii) or an L2 Transfer in accordance with Section 22.2(viii) or (3) the occurrence of an “L1/L2 Transfer” (as defined in the Joliet Lease); (x) in the event of any termination or partial termination of this Lease, the Joliet Lease, or the Las Vegas Lease (with respect to the Leased Property (CPLV)) in connection with any Condemnation, Casualty Event or “Casualty Event” (as defined in the applicable Other Lease), or in the event of the expiration of any applicable Maximum Fixed Rent Term or “Maximum Fixed Rent Term” (as defined in the Joliet Lease), in any case in accordance with the express terms of this Lease or the Other Leases (as applicable), and in any case that results in the removal of Material Leased Property from, or the termination of, this Lease, the Joliet Lease or the Las Vegas Lease (with respect to the Leased Property (CPLV)) (as applicable); (y) in connection with any disposition of all of the Other Leased Property under any Other Lease in accordance with Article XVIII of such Other Lease and the assignment of such Other Lease to the Acquirer (as defined in such Other Lease); and (z) with respect to the London Clubs, upon the disposition of any Material London Property; with such decrease, in each case of clause (v), (w), (x), (y) or (z) above, being equal to the applicable Minimum Cap Ex Reduction Amount. Notwithstanding the foregoing: (1) the sum of all decreases in the Annual Minimum Cap Ex Amount under clause (z) in respect of any dispositions of any London Clubs property shall not

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exceed Four Million and No/100 Dollars ($4,000,000.00); and (2) in the event of a disposition (in one or a series of transactions) of all or substantially all of the London Clubs, the Annual Minimum Cap Ex Amount shall be decreased by an amount equal to Four Million and No/100 Dollars ($4,000,000.00). Notwithstanding anything herein to the contrary but subject to the next sentence, fifty percent (50%) of all Capital Expenditures and Other Capital Expenditures constituting Material Capital Improvements or Other Material Capital Improvements shall be credited toward the Annual Minimum Cap Ex Amount applicable to the Fiscal Years during which such Capital Expenditures or Other Capital Expenditures were incurred, and the other fifty percent (50%) of such Capital Expenditures and Other Capital Expenditures constituting Material Capital Improvements or Other Material Capital Improvements shall not be credited toward the Annual Minimum Cap Ex Amount. Notwithstanding anything to the contrary contained herein, (i) in no event shall any Capital Expenditures expended in connection with the HNO License Extension Improvements be credited towards the Annual Minimum Cap Ex Amount, and (ii) one hundred percent (100%) of the Capital Expenditures expended in connection with the Southern Indiana Redevelopment Project in an aggregate amount not to exceed Eighty-Five Million and No/100 Dollars ($85,000,000.00) shall be credited in full toward the Annual Minimum Cap Ex Amount. Capital Expenditures expended in connection with the Southern Indiana Redevelopment Project were: (a) approximately Nineteen Million One Hundred Thousand and No/100 Dollars ($19,100,000.00) in the Fiscal Year that commenced on January 1, 2018; and (b) approximately Fifty-Eight Million Seven Hundred Thousand and No/100 Dollars ($58,700,000.00) in the Fiscal Year that commenced on January 1, 2019. As of the Fifth Amendment Date, it is anticipated that Capital Expenditures made in connection with the Southern Indiana Redevelopment Project will be Seven Million Two Hundred Thousand and No/100 Dollars ($7,200,000.00) in the Fiscal Year that commenced on January 1, 2020.

“Annual Minimum Cap Ex Requirement”: As defined in Section 10.5(a)(i).

“Annual Minimum Per-Lease B&I Cap Ex Requirement”: As defined in Section 10.5(a)(ii).

“Applicable Renewal Term VRP Regional Percentage of Aggregate Net Revenues”: As defined in clause (c)(ii)(A) of the definition of Rent.

“Applicable Renewal Term VRP Net Revenue Amount”: As defined in clause (c)(ii)(A) of the definition of Rent.

“Applicable Standards”: The standards generally and customarily applicable from time to time during the Term to gaming facilities located in the applicable gaming market in which the applicable Facility is located (or, if no such facilities exist, facilities located in similar markets that have reasonably similar tax rates, competition, population and demographics to the market where such Facility is located), which facilities (a) are reasonably similar to such Facility in size and quality, (b) have reasonably similar related facilities as such Facility (e.g., resort, hotel, restaurants, nightclubs and/or other types of offerings) and (c) are of an age comparable to the age and quality of such Facility, in each case, at the time this standard is being applied.

“Applicable Triennial Cap Ex Period”: As defined in Section 10.5(a)(iii).

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“Applicable Triennial Cap Ex Period Multiplier” : As defined in Section 10.5(a)(iii).

“Appointing Authority”: Either (i) the Institute for Conflict Prevention and Resolution (also known as, and shall be defined herein as, the “CPR Institute”), unless it is unable to serve, in which case the Appointing Authority shall be (ii) the American Arbitration Association (“AAA”) under its Arbitrator Select Program for non-administered arbitrations or whatever AAA process is in effect at the time for the appointment of arbitrators in cases not administered by the AAA, unless it is unable to serve, in which case (iii) the Parties shall have the right to apply to any court of competent jurisdiction to appoint an Appointing Authority in accordance with the court’s power to appoint arbitrators. The CPR Institute and the AAA shall each be considered unable to serve if it no longer exists, or if it no longer provides neutral appointment services, or if it does not confirm (in form or substance) that it will serve as the Appointing Authority within thirty (30) days after receiving a written request to serve as the Appointing Authority, or if, despite agreeing to serve as the Appointing Authority, it does not confirm appointment within sixty (60) days after receiving such written request.

“Appraisal Date”: As defined in Section 29.2(b).

“Appraisal Price”: As defined in Section 29.2(b).

“Arbitration Notice”: As defined in Section 34.2(a).

“Arbitration Panel”: As defined in Section 34.2(a).

“Arbitration Provision”: Each of the following: certain items as provided in Sections 13.6(a) and 13.6(b); the calculation of the Annual Minimum Cap Ex Amount; the determination of whether a Capital Improvement constitutes a Material Capital Improvement; the determination of whether all or a portion of the Leased Property or Other Leased Property constitutes Material Leased Property; the determination of whether all or a portion of the London Clubs constitutes Material London Property; the determination of whether the Minimum Facilities Threshold is satisfied; the calculation of Net Revenue; the calculation of Rent (without limitation of the procedures set forth in Section 3.2); the calculation of the Triennial Allocated Minimum Cap Ex Amount B Floor; the calculation of the Triennial Minimum Cap Ex Amount A; the calculation of the Triennial Minimum Cap Ex Amount B; without limitation of the EBITDAR Calculation Procedures, any EBITDAR calculation made pursuant to this Lease or any determination or calculation made pursuant to this Lease for which EBITDAR is a necessary component of such determination or calculation and the calculation of any amounts under Sections 10.1, 10.3, 10.5(a) and 10.5(b).

“Architect”: As defined in Section 10.2(b).

“Average EBITDAR”: As of any date of determination, the aggregate EBITDAR of Tenant for the applicable Triennial Test Period divided by three (3).

“Award”: All compensation, sums or anything of value awarded, paid or received from the applicable authority on a total or partial Taking or Condemnation, including any and all interest thereon.

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“Bankruptcy Court”: As defined in the recitals.

“Bankruptcy Plan”: As defined in the recitals.

“Base Net Revenue Amount”: An amount equal to the arithmetic average of the following: (i) Three Billion Six Hundred Fifty-Seven Million Ninety-One Thousand Eight Hundred Sixty-Nine and No/100 Dollars ($3,657,091,869.00), which amount Landlord and Tenant agree represents Net Revenue for the Fiscal Period immediately preceding the first (1st) Lease Year (i.e., the Fiscal Period ending September 30, 2017), (ii) Three Billion Six Hundred Sixty-Four Million Ninety-Nine Thousand Four Hundred Sixty-One and No/100 Dollars ($3,664,099,461.00), which amount Landlord and Tenant agree represents the Net Revenue for the Fiscal Period immediately preceding the end of the first (1st) Lease Year (i.e., the Fiscal Period ending September 30, 2018) and (iii) Three Billion Five Hundred Eight Million Eight Hundred Nine Thousand Nine Hundred Twenty-Three and No/100 Dollars ($3,508,809,923.00), which amount Landlord and Tenant agree represents the Net Revenue for the Fiscal Period immediately preceding the end of the second (2nd) Lease Year (i.e., the Fiscal Period ending September 30, 2019). For the avoidance of doubt, the term “arithmetic average” as used in this definition refers to the quotient obtained by dividing (x) the sum of the amounts set forth in clauses (i), (ii) and (iii) by (y) three (3).

“Base Rent”: The Base Rent component of Rent, as defined in more detail in clauses (b) and (c) of the definition of Rent.

“Beginning CPI”: As defined in the definition of CPI Increase.

“Bookings”: Reservations, bookings and short-term arrangements with conventions, conferences, hotel guests, tours, vendors and other groups or individuals (it being understood that whether or not such arrangements or agreements are short-term or temporary shall be determined without regard to how long in advance such arrangements or agreements are entered into), in each case entered into in the ordinary course consistent with past practices.

“Brands”: The Trademarks listed on Exhibit M attached hereto and reputation symbolized thereby.

“Business Day”: Each Monday, Tuesday, Wednesday, Thursday and Friday that (i) is not a day on which national banks in the City of Las Vegas, Nevada or in New York, New York are authorized, or obligated, by law or executive order, to close, and (ii) is not any other day that is not a “Business Day” as defined under an Other Lease.

“Caesars Palace” shall mean Caesars Palace LLC, a Delaware limited liability company.

“Caesars Rewards Program”: The Caesars Rewards® customer loyalty program as implemented from time to time.

“Cap Ex Reserve”: As defined in Section 10.5(b)(ii).

“Cap Ex Reserve Funds”: As defined in Section 10.5(b)(ii).

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“Capital Expenditures”: All expenditures incurred and accrued in accordance with GAAP by or on behalf of Tenant, on a consolidated basis, to the extent capitalized in accordance with GAAP and in a manner consistent with Tenant’s annual Financial Statements, provided that the foregoing shall exclude (i) capitalized interest and (ii) any expenditures incurred by Services Co and allocated to Tenant.

“Capital Improvement”: Any construction, restoration, alteration, addition, improvement, renovation or other physical changes or modifications of any nature (excluding maintenance, repair and replacement in the ordinary course) in, on, or to the Leased Improvements, including, without limitation, structural alterations, modifications or improvements of one or more additional structures annexed to any portion of the Leased Improvements or the expansion of existing Leased Improvements, in each case, to the extent that the costs of such activity are or would be capitalized in accordance with GAAP and in a manner consistent with Tenant’s Financial Statements, and any demolition in connection therewith.

“Capital Lease Obligations”: With respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other similar arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations have been or should be classified and accounted for as capital leases on a balance sheet of such Person under GAAP (as in effect on the Commencement Date) and, for purposes hereof, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP (as in effect on the Commencement Date).

“Cash”: Cash and cash equivalents and all instruments evidencing the same or any right thereto and all proceeds thereof.

“Casualty Event”: Any loss, damage or destruction with respect to the Leased Property or any portion thereof.

“CEC”: Caesars Entertainment Corporation, a Delaware corporation, together with its successors and permitted assigns so long as CEC remains a Controlled Subsidiary of ERI. Contemporaneously with the Fifth Amendment Date, CEC was renamed Caesars Holdings, Inc.

“CEOC”: CEOC, LLC, a Delaware limited liability company, as successor by merger to Caesars Entertainment Operating Company, Inc., a Delaware corporation.

“Certificate of Compliance”: As defined in Section 1.1(e).

“Certificate of Documentation”: As defined in Section 1.1(e).

“Change of Control”: With respect to any party, the occurrence of any of the following: (a) the direct or indirect sale, exchange or other transfer (other than by way of merger, consolidation or amalgamation), in one or a series of related transactions, of all or substantially all the assets of such party and its Subsidiaries, taken as a whole, to one or more Persons; (b) an officer of such party becomes aware (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) of the consummation of any transaction or series of related transactions (including, without limitation, any merger, consolidation or amalgamation), the result of which is that any “person” or “group” (as used in Section 13(d)(3) of

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the Exchange Act or any successor provision) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provision), directly or indirectly, of more than fifty percent (50%) of the Voting Stock of such party or other Voting Stock into which such party’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of securities or other ownership interests; (c) the occurrence of a “change of control”, “change in control” (or similar definition) as defined in any indenture, credit agreement or similar debt instrument under which such party is an issuer, a borrower or other obligor, in each case representing outstanding indebtedness in excess of One Hundred Million and No/100 Dollars ($100,000,000.00); or (d) such party consolidates with, or merges or amalgamates with or into, any other Person (or any other Person consolidates with, or merges or amalgamates with or into, such party), in any such event pursuant to a transaction in which any of such party’s outstanding Voting Stock or any of the Voting Stock of such other Person is converted into or exchanged for Cash, securities or other property, other than any such transaction where such party’s Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, a majority of the outstanding Voting Stock of the surviving Person or any direct or indirect Parent Entity of the surviving Person immediately after giving effect to such transaction measured by voting power rather than number of securities or other ownership interests. For purposes of the foregoing definition: (x) a party shall include any Parent Entity of such party; and (y) “Voting Stock” shall mean the securities or other ownership interests of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors, managers or trustees (or other similar governing body) of a Person. Notwithstanding the foregoing: (A) the transfer of assets between or among a party’s wholly owned subsidiaries and such party shall not itself constitute a Change of Control; (B) the term “Change of Control” shall not include a merger, consolidation or amalgamation of such party with, or the sale, assignment, conveyance, transfer or other disposition of all or substantially all of such party’s assets to, an Affiliate of such party (1) incorporated or organized solely for the purpose of reincorporating such party in another jurisdiction, and (2) the owners of which and the number and type of securities or other ownership interests in such party, measured by voting power and number of securities or other ownership interests, owned by each of them immediately before and immediately following such transaction, are materially unchanged; (C) a “person” or “group” shall not be deemed to have beneficial ownership of securities subject to a stock or asset purchase agreement, merger agreement or similar agreement (or voting or option or similar agreement related thereto) prior to the consummation of the transactions contemplated by such agreement; (D) [intentionally omitted]; (E) a transaction will not be deemed to involve a Change of Control in respect of a party if (1) such party becomes a direct or indirect wholly owned subsidiary of a holding company, and (2) the direct or indirect owners of such holding company immediately following that transaction are the same as the owners of such party immediately prior to that transaction and the number and type of securities or other ownership interests owned by each such direct and indirect holder immediately following such transaction are materially unchanged from the number and type of securities or other ownership interests owned by such direct and indirect holder in such party immediately prior to that transaction; and (F) a transaction will not be deemed to involve a Change of Control in respect of a party (the “Subject Entity”) if (1) the Subject Entity becomes a direct or indirect wholly owned subsidiary of an entity (an “Intervening Entity”) (which Intervening Entity may own other assets in addition to its equity interests in the Subject Entity), and (2) all of the direct and indirect owners of the Subject Entity immediately following that transaction (the “Subject Transaction”) are the same as all of the direct and indirect owners of the Subject Entity

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immediately prior to the Subject Transaction and the number and type of securities or other ownership interests owned by each such direct and indirect owner of the Subject Entity immediately following such transaction are materially unchanged from the number and type of securities or other direct and indirect ownership interests in the Subject Entity owned by such direct and indirect owners of the Subject Entity immediately prior to that transaction (except, in the case of each direct and indirect owner of the Intervening Entity immediately following such transaction, by virtue of being held through the Intervening Entity; it being understood that, immediately following the Subject Transaction, each direct and indirect owner of the Intervening Entity shall indirectly own the same proportion and percentage of the ownership interests in the Subject Entity as such direct or indirect owner owned immediately prior to the Subject Transaction). Notwithstanding anything to the contrary contained herein, in no event shall ERI be a Subject Entity under clause (F) hereof.

“Chester Property”: All of the Leased Property pertaining to the casino and race track facility commonly known as Harrah’s Philadelphia Casino and Racetrack, having an address of 777 Harrah’s Boulevard, Chester, Pennsylvania; the real property with respect thereto is more particularly described in Exhibit B.

“Chester Property Payment Agreements”: Those certain Property Documents set forth and listed on Schedule 10 hereto, as each, any or all of the same may be amended, modified or supplemented from time to time in accordance with Section 7.2(c).

“Chester Property Payment Agreement Obligations”: Collectively, all rent, payments, charges, taxes, assessments, ground rents, additional purchase price, and any other amounts of every character or nature, however characterized or denominated, and all interest, penalties and fees thereon, due or payable prior to the Chester Property Payment Agreement Obligation End Date under or pursuant to the Chester Property Payment Agreements, including, but not limited to, any lien, judgment or encumbrance on or against the Chester Property arising under one or more Chester Property Payment Agreements resulting from any failure in payment by Tenant, which at any time prior to the Chester Property Payment Agreement Obligation End Date may be assessed or imposed on, or in respect of, or be a lien, judgment or encumbrance upon (i) Landlord or Landlord’s interest in the Chester Property or any portion thereof, (ii) the Chester Property or any portion thereof or any rent therefrom or any estate, right, title or interest therein, or (iii) any occupancy, operation, use or possession of, or sales from or activity conducted on, or in connection with, the Chester Property or any portion thereof, or the leasing or use of the Chester Property or any portion thereof.

“Chester Property Payment Agreement Obligation End Date”: As between Landlord and Tenant, the earliest of (a) the end of the Term with respect to the Chester Property, (b) the date on which the Chester Property is transferred pursuant to an L1/L2 Transfer in accordance herewith and (c) the date on which the Chester Property is transferred pursuant to Article XXXVI to a Successor Tenant.

“Chester Property Payment Indemnification Start Date”: The date that is forty (40) years after the Fourth Amendment Date.

“Cluster Closing Date”: As defined in Section 29.2(a)(v).

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“Cluster Parcel Notice”: As defined in Section 29.2(a).

“Cluster Parcels”: As defined in Section 29.2.

“Code”: The Internal Revenue Code of 1986 and, to the extent applicable, the Treasury Regulations promulgated thereunder, each as amended from time to time.

“Commencement Date”: As defined in Section 1.3.

“Commission”: As defined in Section 41.15.

“Condemnation”: The exercise of any governmental power, whether by legal proceedings or otherwise, by any public or quasi-public authority, or private corporation or individual, having such power under Legal Requirements, either under threat of condemnation or while legal proceedings for condemnation are pending.

“Conditional Limitation”: A provision of the HNO Ground Lease or the HNO GL Operator Agreement that automatically terminates the HNO Ground Lease or the HNO GL Operator Agreement, as the case may be, if a specified event occurs.

“Confidential Information”: In addition to information described in Section 41.22, any information or compilation of information relating to a business, procedures, techniques, methods, concepts, ideas, affairs, products, processes or services, including source code, information relating to distribution, marketing, merchandising, selling, research, development, manufacturing, purchasing, accounting, engineering, financing, costs, pricing and pricing strategies and methods, customers, suppliers, creditors, employees, contractors, agents, consultants, plans, billing, needs of customers and products and services used by customers, all lists of suppliers, distributors and customers and their addresses, prospects, sales calls, products, services, prices and the like, as well as any specifications, formulas, plans, drawings, accounts or sales records, sales brochures, catalogs, code books, manuals, trade secrets, knowledge, know-how, operating costs, sales margins, methods of operations, invoices or statements and the like.

“Continuous Operation Facilities”: Collectively, the Facilities known as Horseshoe Southern Indiana, Horseshoe Hammond, Horseshoe Council Bluffs, Harrah’s Atlantic City and Harrah’s New Orleans.

“Continuously Operated” or “Continuous Operations”: With respect to any Facility, such Facility is continuously used and operated for its Primary Intended Use and open for business to the public during all business hours usual and customary for such use for comparable properties in the State where such Facility is located.

“Control”: The possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, partnership interests or any other Equity Interests or by contract, and “Controlling” and “Controlled” shall have meanings correlative thereto.

“CPI”: The United States Department of Labor, Bureau of Labor Statistics Revised Consumer Price Index for All Urban Consumers (1982-84=100), U.S. City Average, All Items, or,

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if that index is not available at the time in question, then the index designated by such Department as the successor to such index, and if there is no index so designated, an index for an area in the United States that most closely corresponds to the entire United States, published by such Department, or if none, by any other instrumentality of the United States, all as reasonably determined by Landlord and Tenant.

“CPI Increase”: The greater of (a) zero and (b) a fraction, expressed as a decimal (to such number of decimal places utilized by the CPI, to the extent the CPI is expressed as a decimal, or, otherwise, to such number of decimal places as is reasonably agreed to by Landlord and Tenant), determined as of the first (1st) day of each Lease Year, (x) the numerator of which shall be the difference between (i) the average CPI for the three (3) most recent calendar months (the “Prior Months”) ending prior to such first (1st) day (for which the CPI has been published as of such first (1st) day) and (ii) the average CPI for the three (3) corresponding calendar months occurring one (1) year prior to the Prior Months (such average CPI, the “Beginning CPI”), and (y) the denominator of which shall be the Beginning CPI.

“CPLV Facility”: As defined in the Las Vegas Lease.

“CPLV Landlord”: As defined in the Las Vegas Lease.

“CPLV Sportsbook Operating Agreement”: That certain form of Operating Agreement by and between Desert Palace LLC, doing business as Caesars Palace Las Vegas, a Nevada limited liability company, and William Hill Nevada I, doing business as William Hill Race & Sports Book, a Nevada corporation, provided by Tenant’s counsel to Landlord’s counsel at 10:52 pm New York City time on July 19, 2020, together with modifications to such agreement to cause it to comply with the provisions of Section 22.4 hereof and the modifications to Section 16.14 thereof agreed to by email between Tenant’s counsel and Landlord’s counsel at 2:34 am New York City time on July 20, 2020.

“CPLV Tenant”: As defined in the Las Vegas Lease.

“CPR Institute”: As defined in the definition of Appointing Authority.

“CRC”: As defined in the recitals.

“Debtors”: As defined in the recitals.

“Division”: As defined in Section 41.15.

“Dollars” and “$”: The lawful money of the United States.

“Domestic Subsidiaries”: As defined in the definition of Qualified Replacement Guarantor.

“EBITDA”: The same meaning as “EBITDAR” as defined herein but without giving effect to clause (xi) in the definition thereof (it being understood that to the extent any Gaming Lease Rent is accounted for as interest expense in accordance with GAAP, such interest expense will be accounted for as rent and thus included in clause (xi) of the definition of EBITDAR).

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“EBITDAR”: For any applicable twelve (12) month period, the consolidated net income or loss of a Person on a consolidated basis for such period, determined in accordance with GAAP, provided, however, that without duplication and in each case to the extent included in calculating net income (calculated in accordance with GAAP): (i) income tax expense shall be excluded; (ii) interest expense shall be excluded; (iii) depreciation and amortization expense shall be excluded; (iv) amortization of intangible assets shall be excluded; (v) write-downs and reserves for non-recurring restructuring-related items (net of recoveries) shall be excluded; (vi) reorganization items shall be excluded; (vii) any impairment charges or asset write-offs, non-cash gains, losses, income and expenses resulting from fair value accounting required by the applicable standard under GAAP and related interpretations, and non-cash charges for deferred tax asset valuation allowances, shall be excluded; (viii) any effect of a change in accounting principles or policies shall be excluded; (ix) any non-cash costs or expense incurred pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement shall be excluded; (x) any nonrecurring gains or losses (less all fees and expenses relating thereto) shall be excluded; (xi) rent expense shall be excluded; and (xii) the impact of any deferred proceeds resulting from failed sale accounting shall be excluded. In connection with any EBITDAR calculation made pursuant to this Lease or any determination or calculation made pursuant to this Lease for which EBITDAR is a necessary component of such determination or calculation, (i) promptly following request therefor, Tenant shall provide Landlord with all supporting documentation and backup information with respect thereto as may be reasonably requested by Landlord, (ii) such calculation shall be as reasonably agreed upon by Landlord and Tenant, and (iii) if Landlord and Tenant do not agree within twenty (20) days of either Party seeking to commence discussions, the same may be determined by an Expert in accordance with and pursuant to the process set forth in Section 34.2 hereof (clauses (i) through (iii), collectively, the “EBITDAR Calculation Procedures”).

“EBITDAR Calculation Procedures”: As defined in the definition of EBITDAR.

“Eligible Account”: A separate and identifiable account from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity that has a Moody’s rating of at least “Baa2” and which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. §9.10(b), having, in either case, a combined capital and surplus of at least Fifty Million and No/100 Dollars ($50,000,000.00) and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

“Eligible Institution”: Either (a) a depository institution or trust company insured by the Federal Deposit Insurance Corporation, the short-term unsecured debt obligations or commercial paper of which are rated at least “A-1+” by S&P and “P-1” by Moody’s in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of Letters of Credit and accounts in which funds are held for more than thirty (30) days, the long-term unsecured debt

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obligations of which are rated at least “A+” by S&P and “Aa3” by Moody’s), or (b) Wells Fargo Bank, National Association, provided that the rating by S&P and Moody’s for the short term unsecured debt obligations or commercial paper and long term unsecured debt obligations of the same does not decrease below the ratings set forth in clause (a) hereof.

“Embargoed Person”: Any person, entity or government subject to trade restrictions under U.S. law, including, but not limited to, The USA PATRIOT Act (including the anti-terrorism provisions thereof), the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701, et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder including those related to Specially Designated Nationals and Specially Designated Global Terrorists, with the result that the applicable transaction is prohibited by law or in violation of law.

“End of Term Gaming Assets Transfer Notice”: As defined in Section 36.1.

“Enterprise Services”: All of the corporate and other centralized services provided by Services Co or any of its Subsidiaries to, or on behalf of, Tenant, CEC, CEOC, CRC and their respective Subsidiaries and Affiliates, including, without limitation, the services described in Section 8 of the Omnibus Agreement (as defined in the Amended Original Lease).

“Environmental Costs”: As defined in Section 32.4.

“Environmental Laws”: Any and all federal, state, municipal and local laws, statutes, ordinances, rules, regulations, orders, decrees or judgments, whether statutory or common law, as amended from time to time, now or hereafter in effect, or promulgated, pertaining to the environment, public health and safety and industrial hygiene and relating to the use, generation, manufacture, production, storage, release, discharge, disposal, handling, treatment, removal, decontamination, cleanup, transportation or regulation of any Hazardous Substance, including the Industrial Site Recovery Act, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act, the Federal Insecticide, Fungicide, Rodenticide Act, the Safe Drinking Water Act and relevant provisions of the Occupational Safety and Health Act.

“Equity Interests”: With respect to any Person, any and all shares, interests, participations, equity interests, voting interests or other equivalents, including membership interests (however designated, whether voting or non-voting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profit, and losses of, or distributions of assets of, such partnership.

“ERI”: Eldorado Resorts, Inc., a Nevada corporation, together with its successors and permitted assigns. Contemporaneously with the Fifth Amendment Date, ERI was renamed Caesars Entertainment, Inc. and converted to a Delaware corporation.

“Escalator”: (a) Commencing on the Escalator Adjustment Date in respect of the second (2nd) Lease Year and continuing through the end of the fifth (5th) Lease Year, one (1.0) plus fifteen one-thousandths (0.015) and (b) commencing on the Escalator Adjustment Date in respect of the sixth (6th) Lease Year and continuing through the end of the Term, one (1.0) plus the greater of (I) two one-hundredths (0.02) and (II) the CPI Increase.

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“Escalator Adjustment Date”: The first (1st) day of each Lease Year, excluding the first (1st) Lease Year of the Initial Term and the first (1st) Lease Year of each Renewal Term.

“Estoppel Certificate”: As defined in Section 23.1(a).

“Exchange Act”: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Excluded Facility”: (i) Each Facility listed on Schedule 9 and (ii) at all times prior to (but not after) the third (3rd) anniversary of the Fourth Amendment Date, the Facility located on the Chester Property.

“Excluded Renewal Property”: As defined in the definition of Rent.

“Existing Original Fee Financing”: Those certain 8.00% Second Priority Senior Secured Notes due 2023 issued pursuant to the Second Lien Indenture, dated as of the Commencement Date, among PropCo 1 and VICI FC Inc., as issuers, the subsidiary guarantors party thereto from time to time and UMB Bank, National Association, as trustee.

“Existing Fee Mortgage”: Collectively, the Fee Mortgages entered into in connection with (i) the Existing Original Fee Financing, and (ii) that certain loan made pursuant to that certain Credit Agreement, dated as of December 22, 2017, among Propco 1, as borrower, the other parties thereto, the Lenders (as defined therein) from time to time party thereto, and Goldman Sachs Bank USA, as Administrative Agent, as amended by Amendment No. 1 dated September 24, 2018, and Amendment No. 2, dated May 15, 2019, and as amended and restated pursuant to Amendment No. 3 dated May 15, 2019, as in effect as of the Fifth Amendment Date.

“Expert”: An independent third party professional, with expertise in respect of a matter at issue, appointed by the agreement of Landlord and Tenant or otherwise in accordance with Article XXXIV hereof.

“Expert Valuation Notice”: As defined in Section 34.1.

“Expiration Date”: The Stated Expiration Date, or such earlier date as this Lease is terminated pursuant to its terms.

“Facility” or “Facilities”: Collectively, (a) the assets comprising (i) a part of an individual Leased Property as listed on Exhibit A attached hereto, including the respective Leased Improvements, easements, development rights, and other tangible rights (if any) forming a part of such individual Leased Property or appurtenant thereto, including any and all Capital Improvements (including any Tenant Material Capital Improvements) with respect thereto, and (ii) all of Tenant’s Property primarily related to or used in connection with the operation of the business conducted on or about such individual Leased Property or any portion thereof, and (b) the business operated by Tenant on or about such individual Leased Property or such Tenant’s Property or any portion thereof or in connection therewith. The items described in the foregoing clauses (a) and (b), for each such individual Leased Property listed on said Exhibit A, a “Facility”, and for all the Leased Property hereunder, collectively, the “Facilities”.

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“Fair Market Base Rental Value”: The Fair Market Rental Value, as determined with respect to Base Rent only (and not Variable Rent nor Additional Charges), assuming and taking into account that Variable Rent and Additional Charges shall continue to be paid hereunder during any period in which such Fair Market Base Rental Value shall be paid.

“Fair Market Ownership Value”: The fair market purchase price of the Leased Property, Facility or any applicable part thereof, as the context requires, as of (except as provided in the last sentence of this definition) the estimated transfer date, in its then-condition, that a willing purchaser would pay to a willing seller for Cash on arm’s-length terms (assuming (1) neither such purchaser nor seller is under any compulsion to sell or purchase and that both have reasonable knowledge of all relevant facts, are acting prudently and knowledgeably in a competitive and open market, and assuming price is not affected by undue stimulus and (2) neither party is paying any broker a commission in connection with the transaction), taking into account the provisions of Section 34.1(f) if applicable, and otherwise taking all then-relevant factors into account (whether favorable to one, both or neither Party) and (except as provided in clause (A)(X) of the definition of “Fair Market Rental Value” in connection with a determination of the Fair Market Ownership Value of a Cluster Parcel pursuant to Article XXIX), subject to the further factors, as applicable, that are set forth in the definition of “Fair Market Rental Value” herein below as applicable, either (i) as agreed in writing by Landlord and Tenant, or (ii) as determined in accordance with the procedure specified in Section 34.1 of this Lease. For purposes of determining the Fair Market Ownership Value in connection with a Cluster Parcel pursuant to Section 29.2, the applicable determination shall be made as of the First Appraisal Date or any subsequent Appraisal Date, as applicable.

“Fair Market Property Value”: The fair market purchase price of the applicable personal property, as the context requires, as of the estimated transfer date, in its then-condition, that a willing purchaser would pay to a willing seller for Cash on arm’s-length terms (assuming (1) neither such purchaser nor seller is under any compulsion to sell or purchase and that both have reasonable knowledge of all relevant facts, are acting prudently and knowledgeably in a competitive and open market, and assuming price is not affected by undue stimulus and (2) neither party is paying any broker a commission in connection with the transaction), and otherwise taking all then-relevant factors into account (whether favorable to one, both or neither Party), either (i) as agreed in writing by Tenant and either Landlord or Successor Tenant (as applicable), or (ii) if not agreed upon in accordance with clause (i) above, as determined in accordance with the procedure specified in Section 34.1.

“Fair Market Rental Value”: The annual fixed fair market rental value for the Leased Property or any applicable part thereof (excluding Tenant Material Capital Improvements), as the context requires, as of the first (1st) day of the period for which the Fair Market Rental Value is being determined, in its then-condition, that a willing tenant would pay to a willing landlord on arm’s length terms (assuming (1) neither such tenant nor landlord is under any compulsion to lease and that both have reasonable knowledge of all relevant facts, are acting prudently and knowledgeably in a competitive and open market, and assuming price is not affected by undue stimulus, (2) such lease contained terms and conditions identical to the terms and conditions of

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this Lease, other than with respect to the length of term and payment of Rent, (3) neither party is paying any broker a commission in connection with the transaction, and (4) that the tenant thereunder will pay such Fair Market Rental Value for the entire term of such demise (i.e., no early termination)), taking into account the provisions of Section 34.1(g), and otherwise taking all then-relevant factors into account (whether favorable to one, both or neither Party), either (i) as agreed in writing by Landlord and Tenant, or (ii) as determined in accordance with the procedure specified in Section 34.1 of this Lease. In all cases, for purposes of determining the Fair Market Ownership Value or the Fair Market Rental Value, as the case may be, (A) the Leased Property or any applicable part thereof (or Facility, as applicable) to be valued pursuant hereto (as improved by all then existing Leased Improvements, and all Capital Improvements thereto, but excluding any Tenant Material Capital Improvements), shall be valued (X) as (or as part of) (except in connection with a determination of Fair Market Ownership Value of a Cluster Parcel pursuant to Article XXIX) a fully-permitted Facility operated in accordance with the provisions of this Lease for the Primary Intended Use and (Y) free and clear of any lien or encumbrance evidencing a debt (including any Permitted Leasehold Indebtedness) or judgment (including any mortgage, security interest, tax lien, or judgment lien) (provided, however, for purposes of determining Fair Market Ownership Value of any applicable Tenant Material Capital Improvements pursuant to Section 10.4(e), the same shall be valued on the basis of the then-applicable status of any applicable permits, free and clear of only such liens and encumbrances that will be removed if and when conveyed to Landlord pursuant to said Section 10.4(e)), (B) in determining the Fair Market Ownership Value or Fair Market Rental Value with respect to damaged or destroyed Leased Property, such value shall be determined as if such Leased Property had not been so damaged or destroyed (unless otherwise expressly provided herein), except that such value with respect to damaged or destroyed Tenant Material Capital Improvements shall only be determined as if such Tenant Material Capital Improvements had been restored if and to the extent Tenant is required to repair, restore or replace such Tenant Material Capital Improvements under this Lease (provided, however, for purposes of determining Fair Market Ownership Value pursuant to Section 10.4(e), the same shall be valued taking into account any then-existing damage), and (C) the price shall represent the normal consideration for the property sold (or leased) unaffected by sales (or leasing) concessions granted by anyone associated with the transaction. In addition, the following specific matters shall be factored in or out, as appropriate, in determining Fair Market Ownership Value or Fair Market Rental Value as the case may be: (i) the negative value of (x) any deferred maintenance or other items of repair or replacement of the Leased Property to the extent arising from breach or failure of Tenant to perform or observe its obligations hereunder, (y) any then current or prior Gaming or other licensure violations by Tenant, Guarantor or any of their Affiliates, and (z) any breach or failure of Tenant to perform or observe its obligations hereunder (in each case with respect to the foregoing clauses (x), (y) and (z), without giving effect to any applicable cure periods hereunder), shall, in each case, when determining Fair Market Ownership Value or Fair Market Rental Value, as the case may be, not be taken into account; rather, the Leased Property and every part thereof shall be deemed to be in the condition required by this Lease and Tenant shall at all times be deemed to have operated the Facilities in compliance with and to have performed all obligations of Tenant under this Lease (provided, however, for purposes of determining Fair Market Ownership Value under Section 10.4(e), the negative value of the items described in clauses (x), (y) and (z) shall be taken into account); and (ii) in the case of a determination of Fair Market Rental Value, such determination shall be without reference to any savings Landlord may realize as a result of any extension of the Term of this Lease, such as savings

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in free rent and tenant concessions, and without reference to any “start-up” costs a new tenant would incur were it to replace the existing Tenant for any Renewal Term or otherwise. The determination of Fair Market Rental Value shall be of Base Rent and Variable Rent (but not Additional Charges), and shall assume and take into account that Additional Charges shall continue to be paid hereunder during any period in which such Fair Market Rental Value shall be paid. For the avoidance of doubt, the annual Fair Market Rental Value shall be calculated and evaluated as a whole for the entire term in question, and may reflect increases in one or more years during the applicable term in question (i.e., the annual Fair Market Rental Value need not be identical for each year of the term in question).

“Fee Mortgage”: Any mortgage, pledge agreement, security agreement, assignment of leases and rents, fixture filing or similar document creating or evidencing a lien on Landlord’s interest in the Leased Property or any portion thereof (or an indirect interest therein, including without limitation, a lien on direct or indirect interests in Landlord) in accordance with the provisions of Article XXXI hereof.

“Fee Mortgage Documents”: With respect to each Fee Mortgage and Fee Mortgagee, the applicable Fee Mortgage, loan agreement, pledge agreement, debt agreement, credit agreement or indenture, lease, note, collateral assignment instruments, guarantees, indemnity agreements and other documents or instruments evidencing, securing or otherwise relating to the loan made, credit extended, or lease or other financing vehicle entered into pursuant thereto.

“Fee Mortgagee”: The holder(s) or lender(s) under any Fee Mortgage or the agent or trustee acting on behalf of any such holder(s) or lender(s).

“Fifth Amendment”: The amendment to this Lease effected as of the Fifth Amendment Date.

“Fifth Amendment Additional Property”: Collectively or individually as the context may require, the Leased Property (HAC), the Leased Property (HL) and/or the Leased Property (HNO).

“Fifth Amendment Date”: July 20, 2020.

“Fifth Amendment Date Rent Increase”: As defined in the definition of Rent.

“Financial Statements”: (i) For a Fiscal Year, consolidated statements of a Person’s and its Reporting Subsidiaries’, if any, income, stockholders’ equity and comprehensive income and cash flows for such period and the related consolidated balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding Fiscal Year and prepared in accordance with GAAP and audited by a “big four” or other nationally recognized accounting firm, and (ii) for a Fiscal Quarter, consolidated statements of a Person’s and its Reporting Subsidiaries’, if any, income, stockholders’ equity and comprehensive income and cash flows for such period and for the period from the beginning of the Fiscal Year to the end of such period and the related consolidated balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding

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figures for the corresponding period in the preceding Fiscal Year or Fiscal Quarter, as the case may be, and prepared in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes).

“First Appraisal Date”: As defined in Section 29.2(b).

“First Variable Rent Period”: As defined in clause (b)(ii)(A) of the definition of Rent.

“First VRP Regional Percentage of Aggregate Net Revenues”: As defined in clause (b)(ii)(A) of the definition of Rent.

“First VRP Net Revenue Amount”: As defined in clause (b)(ii)(A)(x) of the definition of Rent.

“Fiscal Period”: With respect to any Person, for any date of determination, the period of the four (4) most recently ended consecutive Fiscal Quarters of such Person for which Financial Statements are available.

“Fiscal Quarter”: With respect to any Person, for any date of determination, a fiscal quarter for each Fiscal Year of such Person. In the case of each of Tenant and ERI, “Fiscal Quarter” means each calendar quarter ending on March 31, June 30, September 30 and December 31, for each Fiscal Year of Tenant.

“Fiscal Year”: The annual period commencing January 1 and terminating December 31 of each year.

“Fixtures”: All equipment, machinery, fixtures and other items of property, including all components thereof, that are now or hereafter located in or on, or used in connection with, and permanently affixed to or otherwise incorporated into the Leased Improvements or the Land.

“Foreclosure Purchaser”: As defined in Section 31.1.

“Foreclosure Successor Tenant”: Either (i) any assignee pursuant to Sections 22.2(i)(b) or (c), or (ii) any Permitted Leasehold Mortgagee or its Permitted Leasehold Mortgagee Designee that enters into a New Lease in compliance in all respects with Section 17.1(f) and all other applicable provisions of this Lease.

“Fourth Amendment Date”: December 26, 2018.

“Fourth Amendment to Lease”: As defined in the recitals.

“GAAP”: Generally accepted accounting principles in the United States consistently applied in the preparation of financial statements, as in effect from time to time.

“Gaming”: Casino, racetrack, racino, video lottery terminal or other gaming activities, including, but not limited to, the operation of slot machines, video lottery terminals, table games, pari-mutuel wagering or other applicable types of wagering (including, but not limited to, sports wagering).

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“Gaming Assets”: As defined in Section 36.1.

“Gaming Assets FMV”: As defined in Section 36.1.

“Gaming Authorities”: Any gaming regulatory body or any agency or governmental authority which has, or may at any time after the Commencement Date (with respect to the Original Leased Property), the Fourth Amendment Date (with respect to the Chester Property) or the Fifth Amendment Date (with respect to the Fifth Amendment Additional Property), as applicable, have, jurisdiction over the gaming activities at an applicable Leased Property or any successor to such authority.

“Gaming Facility”: A facility at which there are operations of slot machines, video lottery terminals, blackjack, baccarat, keno operation, table games, any other mechanical or computerized gaming devices, pari-mutuel wagering or other applicable types of wagering (including, but not limited to, sports wagering), or which is otherwise operated for purposes of Gaming, and all related or ancillary real property.

“Gaming Lease Rent”: To the extent applicable in connection with any EBITDA calculation under this Lease, (x) Rent, plus (y) Rent (as defined in the Other Leases), plus (z) actual rent (excluding additional rent such as pass-through expenses) payable under all Gaming Leases (other than this Lease and the Other Leases) by the applicable Person for whom its EBITDA is being calculated and its Subsidiaries on a consolidated basis, in each case, during the applicable period of time for which such EBITDA calculation is being made.

“Gaming Leases”: A lease entered into by any applicable Person or any of its Subsidiaries to occupy and use real property, vessels or similar assets for, or primarily in connection with, the operation of the Gaming Facilities thereat.

“Gaming License”: Any license, qualification, registration, accreditation, permit, approval, finding of suitability or other authorization issued by a state or other governmental regulatory agency (including any Native American tribal gaming or governmental authority) or Gaming Authority to operate, carry on or conduct any gaming, gaming device, slot machine, video lottery terminal, table game, race book or sports pool on the Leased Property or any portion thereof, or to operate a casino at the Leased Property required by any Gaming Regulation, including each of the licenses, permits or other authorizations set forth on Schedule 1, and including those related to the Leased Property that may be added to this Lease after the Fifth Amendment Date.

“Gaming Regulation(s)”: Any and all laws, statutes, ordinances, rules, regulations, policies, orders, codes, decrees or judgments, and Gaming License conditions or restrictions, as amended from time to time, now or hereafter in effect or promulgated, pertaining to the operation, control, maintenance, alteration, modification or capital improvement of a Gaming Facility or the conduct of a person or entity holding a Gaming License, including, without limitation, any requirements imposed by a regulatory agency, commission, board or other governmental body pursuant to the jurisdiction and authority granted to it under applicable law, and all other rules, regulations, orders, ordinances and legal requirements of any Gaming Authority.

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“Gaming Revenues”: As defined in the definition of Net Revenue.

“Government List”: (1) Any list or annex to Presidential Executive Order 13224 issued on September 24, 2001 (“EO13224”), including any list of Persons who are determined to be subject to the provisions of EO13224 or any other similar prohibitions contained in the rules and regulations of OFAC (as defined below) or in any enabling legislation or other Presidential Executive Orders in respect thereof, (2) the Specially Designated Nationals and Blocked Persons Lists maintained by OFAC, (3) any other list of terrorists, terrorist organizations or narcotics traffickers maintained pursuant to any of the Rules and Regulations of OFAC, or (4) any similar lists maintained by the United States Department of State, the United States Department of Commerce or any other governmental authority or pursuant to any Executive Order of the President of the United States of America.

“Ground Leased Property”: The real property leased pursuant to the Ground Leases. The Ground Leased Property in respect of the Ground Leases in existence as of the Fifth Amendment Date is described in Exhibit E attached hereto.

“Ground Leases”: Collectively, those certain leases with respect to real property that is a portion of the Leased Property, pursuant to which Landlord is a tenant and which leases are (i) in existence as of (x) the Commencement Date (with respect to the Original Leased Property) or (y) the Fifth Amendment Date (with respect to the Fifth Amendment Additional Property) and, in each case, listed on Schedule 2 hereto, or (ii) subject to Section 7.3, subsequently added to the Leased Property in accordance with the provisions of this Lease. Each of the Ground Leases is referred to individually herein as a “Ground Lease.”

“Ground Lessor”: As defined in Section 7.3.

“Guarantor”: ERI, together with its successors and permitted assigns, in its capacity as guarantor under the Guaranty.

“Guaranty”: That certain Guaranty of Lease, dated as of the Fifth Amendment Date, made by Guarantor and Landlord, in the form of Exhibit N attached hereto.

“Guest Data”: Any and all information and data identifying, describing, concerning or generated by prospective, actual or past guests, family members, website visitors and customers of casinos, hotels, retail locations, restaurants, bars, spas, entertainment venues, or other facilities or services, including without limitation any and all guest or customer profiles, contact information (e.g., addresses, phone numbers, facsimile numbers and email addresses), histories, preferences, game play and patronage patterns, experiences, results and demographic information, whether or not any of the foregoing constitutes personally identifiable information, together with any and all other guest or customer information in any database of Tenant, Services Co or any of their respective Affiliates, regardless of the source or location thereof, and including without limitation such information obtained or derived by Tenant, Services Co or any of their respective Affiliates from: (i) guests or customers of the Facilities (for the avoidance of doubt, including Property Specific Guest Data); (ii) guests or customers of any Other Facility (including any condominium or interval ownership properties) owned, leased, operated, licensed or franchised by Tenant or any of its Affiliates, or any facility associated with any such Other Facility (including restaurants, golf

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courses and spas); or (iii) any other sources and databases, including websites, central reservations databases, operational data base (ODS) and any player loyalty programs (e.g., the Caesars Rewards Program).

“Handling”: As defined in Section 32.4.

“Hazardous Substances”: Collectively, any petroleum, petroleum product or by product or any substance, material or waste regulated pursuant to any Environmental Law.

“HLV/CC Capital Expenditures”: The “Capital Expenditures,” as defined in the Las Vegas Lease, to the extent incurred in respect of the Leased Property (HLV) and, if the “Convention Center Property” (as defined in the Las Vegas Lease) is added to the “Leased Property” under the Las Vegas Lease, to the extent incurred in respect of the Convention Center Property.

“HLV Tenant”: As defined in the Las Vegas Lease.

“HNO Enforcement Action”: As defined in Section 41.33(a).

“HNO GL Operator Agreement”: That certain Casino Subtenant Agreement dated as of the Fifth Amendment Date, by and among NOBC, as landlord, JCC, as casino subtenant, and the City of New Orleans, Louisiana, as intervenor, as it may be amended, modified or supplemented from time to time.

“HNO Ground Lease”: That certain Second Amended and Restated Lease Agreement dated as of April 3, 2020, by and among NOBC, as landlord, Landlord (as the assignee of all of JCC’s right, title and interest therein, pursuant to that certain HNO Ground Lease Assignment and Assumption Agreement dated as of the Fifth Amendment Date, by and between JCC and Landlord), as tenant, and the City of New Orleans, Louisiana, as intervenor, as affected by that certain letter agreement dated as of April 3, 2020, and as it may be otherwise amended, modified or supplemented from time to time.

“HNO License Extension Agreements”: As defined in Section 10.6.

“HNO License Extension Authorities”: As defined in Section 10.6.

“HNO License Extension Improvements”: The buildings, structures, fixtures, alterations, restorations, renovations, additions and improvements made in connection with the capital investment required pursuant to Act 171, in an amount equal to no less than Three Hundred Twenty-Five Million and No/100 Dollars ($325,000,000.00), which shall include (i) the construction of a hotel tower with approximately three hundred (300) rooms on a portion of the Leased Property (HNO), (ii) the renovation of the Fulton Street pedestrian area on the Leased Property (HNO), (iii) the addition of various food and beverage and/or entertainment options in relation to the Leased Property (HNO), and (iv) upgrades and renovations to the technology, lighting and sound facilities located in the buildings on the Ground Leased Property that is part of the Leased Property (HNO).

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“HNO Operating Contract”: That certain Amended and Restated Casino Operating Contract dated as of April 1, 2020, by and between the State of Louisiana, by and through the Louisiana Gaming Control Board, and JCC, as amended by that certain First Amendment to the Amended and Restated Casino Operating Contract dated as of April 1, 2020, made and entered into as of April 9, 2020, and made effective as of April 1, 2020, and as it may be otherwise amended, modified or supplemented from time to time.

“HNO Permitted Exceptions”: (v) any applicable Permitted Exception Documents, (w) all Fee Mortgage Documents that may encumber the Leased Property (HNO), (x) any of the following, so long as they are (A) not caused by the acts or omissions of Tenant or anyone holding through or under Tenant (or anyone acting for or on behalf of Tenant or anyone holding through or under Tenant) or consented to by Tenant, or (B) not otherwise required to be removed, cured or discharged by Tenant under this Lease: liens or encumbrances encumbering the Leased Property (HNO) that result from (i) the acts of Landlord, except if such acts are the result of Tenant’s failure to act (which failure to act is a violation of this Lease), or (ii) the omissions of Landlord where Landlord is required to act pursuant to this Lease or the applicable document or Legal Requirement giving rise to such lien or encumbrance, and Tenant is not required to act pursuant to this Lease, (y) those matters permitted under clause (i) of Article XI hereof or clauses (iii) through (xi) of Article XI hereof and (z) those matters permitted under clause (ii) of Article XI hereof, other than, in the case of clauses (y) and (z), those matters that are not permitted under the HNO Ground Lease or the HNO GL Operator Agreement, and, in the case of clause (z), liens for mechanics, laborers, materialmen, suppliers or vendors.

“Impositions”: Collectively, all taxes, including capital stock, franchise, margin and other similar taxes of Landlord, ad valorem, sales, use, single business, gross receipts, transaction privilege, rent or similar taxes; assessments, including assessments for public improvements or benefits, whether or not commenced or completed prior to the Commencement Date and whether or not to be completed within the Term; ground rents pursuant to Ground Leases (in effect as of the Commencement Date with respect to the Original Leased Property, in effect as of the Fifth Amendment Date with respect to the Fifth Amendment Additional Property or otherwise entered into in accordance with this Lease); all sums due under any Property Documents (in effect as of the Commencement Date with respect to the Original Leased Property, in effect as of the Fourth Amendment Date with respect to the Chester Property, in effect as of the Fifth Amendment Date with respect to the Fifth Amendment Additional Property or otherwise entered into in accordance with this Lease or as may otherwise be entered into or agreed to in writing by Tenant); all Chester Property Payment Agreement Obligations (in effect as of the Fourth Amendment Date or otherwise entered into in accordance with this Lease or as may otherwise be entered into or agreed to in writing by Tenant); all payments due under the AC Interim PILOT Agreement; water, sewer and other utility levies and charges; use and occupancy taxes; excise tax levies; license, permit, inspection, authorization and similar fees; bonds and all other governmental charges (including, for the avoidance of doubt, subject to Section 4.1(g), taxes imposed pursuant to Chapter 5 of Subtitle II of Title 47 of the Louisiana Revised Statutes (or any successor statute thereto that does not change the nature of the applicable taxes thereunder) or Chapter 13 of Title 27 of the Mississippi Code (or any successor statute thereto that does not change the nature of the applicable taxes thereunder)), in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character to the extent in respect of (or in the case of franchise taxes, capital stock or other similar taxes, arising from, based on, or relating, attributable or

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allocable to) the Leased Property or any portion thereof, the Rent and Additional Charges (or in the case of franchise taxes, capital stock or other similar taxes, any direct or indirect interest therein or any investment of capital deployed therein or allocable thereto) (but not, for the avoidance of doubt, in respect of Landlord’s income (as specified in clause (a) below)) and/or the litigation set forth on Schedule 12 hereto, and all interest and penalties thereon attributable to any failure in payment by Tenant, which at any time prior to or during the Term may be assessed or imposed on (or in the case of franchise taxes, capital stock or other similar taxes, calculated or otherwise based on, or allocable to) or in respect of or be a lien upon (i) Landlord or Landlord’s interest in the Leased Property or any portion thereof, (ii) the Leased Property or any portion thereof or any rent therefrom or any estate, right, title or interest therein (or in the case of franchise taxes, capital stock or other similar taxes, the investment of capital deployed therein or allocable thereto) or (iii) any occupancy, operation, use or possession of, or sales from or activity conducted on or in connection with the Leased Property or any portion thereof or the leasing or use of the Leased Property or any portion thereof; provided, however, that nothing contained in this Lease shall be construed to require Tenant to pay (a) any tax, fee or other charge based on net income (whether denominated as a franchise or capital stock, margin or other tax, fee or charge) imposed on Landlord or any other Person (except Tenant and its successors and Affiliates), (b) any transfer, or net revenue tax of Landlord or any other Person (except Tenant and its successors and Affiliates), (c) any tax imposed with respect to the sale, exchange or other disposition by Landlord of the Leased Property or any portion thereof or the proceeds thereof, (d) any principal or interest on or other amount in respect of any indebtedness on or secured by the Leased Property or any portion thereof for which Landlord (or any of its Affiliates) is the obligor, or (e) any principal or interest on or other amount in respect of any indebtedness of Landlord or its Affiliates that is not otherwise included as “Impositions” hereunder; provided, further, however, that Impositions shall include (and Tenant shall be required to pay in accordance with the provisions of this Lease) (x) any tax, assessment, tax levy or charge set forth in clause (a) or clause (b) of the preceding proviso that is levied, assessed, imposed or charged in lieu of, or as a substitute for, any Imposition (and, without limitation, if at any time during the Term the method of taxation prevailing at the Commencement Date shall be altered so that any new, non-income-based tax, assessment, levy (including, but not limited to, any city, state or federal levy), imposition or charge, or any part thereof, shall be measured by or be based in whole or in part upon the Leased Property, or any part thereof, and shall be imposed upon Landlord, then all such new taxes, assessments, levies, impositions or charges, or the part thereof to the extent that they are so measured or based, shall be deemed to be included within the term “Impositions” for the purposes hereof, to the extent that such Impositions would be payable if the Leased Property were the only property of Landlord subject to such Impositions, and Tenant shall pay and discharge the same as herein provided in respect of the payment of Impositions), (y) any transfer taxes or other levy or assessment imposed by reason of any assignment of this Lease or any interest therein subsequent to the execution and delivery hereof, or any transfer or Sublease or termination thereof (other than assignment of this Lease or the sale, transfer or conveyance of the Leased Property or any interest therein made by Landlord) and (z) any mortgage tax or mortgage recording tax imposed by reason of any Permitted Leasehold Mortgage or any other instrument creating or evidencing a lien in respect of indebtedness of Tenant or its Affiliates (but not any mortgage tax or mortgage recording tax imposed by reason of a Fee Mortgage or any other instrument creating or evidencing a lien in respect of indebtedness of Landlord or its Affiliates). For purposes of this definition, taxes of Landlord shall include any taxes of Landlord REIT or any of its Subsidiaries which are imposed on a combined, consolidated or unitary basis solely to the extent such taxes relate to Landlord.

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“Incremental Chester Rent”: As defined in Section 3.1(b).

“Incurable Default”: Collectively or individually, as the context may require, the defaults referred to in Sections 16.1(c), 16.1(d), 16.1(e), 16.1(h) (as to judgments against Guarantor only), 16.1(i), 16.1(n) and 16.1(r) and any other defaults not reasonably susceptible to being cured by a Permitted Leasehold Mortgagee or a subsequent owner of the Leasehold Estate through foreclosure thereof.

“Initial Stated Expiration Date”: As defined in Section 1.3.

“Initial Term”: As defined in Section 1.3.

“Insurance Requirements”: The terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy and of any insurance board, association, organization or company necessary for the maintenance of any such policy.

“Intellectual Property” or “IP”: All rights in, to and under any of the following, as they exist anywhere in the world, whether registered or unregistered: (i) all patents and applications therefor and all reissues, divisions, divisionals, renewals, extensions, provisionals, continuations and continuations-in-part thereof, and all patents, applications, documents and filings claiming priority to or serving as a basis for priority thereof, (ii) all inventions (whether or not patentable), invention disclosures, improvements, business information, Confidential Information, Software, formulas, drawings, research and development, business and marketing plans and proposals, tangible and intangible proprietary information, and all documentation relating to any of the foregoing, (iii) all copyrights, works of authorship, copyrightable works, copyright registrations and applications therefor, and all other rights corresponding thereto, (iv) all industrial designs and any registrations and applications therefor, (v) all trademarks, service marks, trade dress, logos, trade names, Brands, assumed names and corporate names, Internet domain names and other numbers, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith (“Trademarks”), (vi) all databases and data collections (including all Guest Data) and all rights therein, (vii) all moral and economic rights of authors and inventors, however denominated, (viii) all Internet addresses, sites and domain names, numbers, and social media user names and accounts, (ix) any other similar intellectual property and proprietary rights of any kind, nature or description; and (x) any copies of tangible embodiments thereof (in whatever form or medium).

“Intercreditor Agreement”: That certain Intercreditor Agreement, dated as of the Commencement Date, by and among Landlord, Credit Suisse AG, Cayman Islands Branch, as Credit Agreement Collateral Agent (as defined therein), Tenant and Wilmington Trust, National Association, as collateral agent for the First Lien Secured Parties, Wilmington Trust, as Authorized Representative for the Credit Agreement Secured Parties and UMB Bank, National Association, as Authorized Representative for the Initial Other First Lien Secured Parties and Wilmington Trust, National Association as Credit Agreement Agent, UMB Bank, National Association as

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Initial Other First Priority Lien Obligations Agent and UMB Bank, National Association, as trustee under the Second Priority Senior Secured Notes Indenture and as collateral agent under the Collateral Agreement (Second Lien) dated as of the Commencement Date, among the Issuers, certain other Grantors and the Trustee in respect of the Second Priority Senior Secured Notes Indenture, each as lender under the Landlord Financing Agreement (as defined therein). For the avoidance of doubt, the Intercreditor Agreement was terminated prior to the Fifth Amendment Date.

“Intervening Entity”: As defined in the definition of Change of Control.

“Investment Fund”: A bona fide private equity fund or bona fide investment vehicle arranged by and managed by or controlled by, or under common control with, a private equity fund (excluding any private equity fund investment vehicle the primary assets of which are Tenant and its Subsidiaries, Joliet Tenant and its Subsidiaries, this Lease and assets related thereto and/or the Joliet Lease and assets related thereto) that is engaged in making, purchasing, funding or otherwise or investing in a diversified portfolio of businesses and companies and is organized primarily for the purpose of making equity investments in companies.

“JCC”: Jazz Casino Company, L.L.C., a Louisiana limited liability company.

“Joliet Base Net Revenue Amount”: The “Base Net Revenue Amount” as defined in the Joliet Lease.

“Joliet Capital Expenditures”: The “Capital Expenditures” as defined in the Joliet Lease, collectively or individually, as the context may require.

“Joliet Facility”: A “Facility” as defined in the Joliet Lease, collectively or individually, as the context may require.

“Joliet Landlord”: The “Landlord” as defined in the Joliet Lease.

“Joliet Lease”: As defined in the definition of Other Leases.

“Joliet Leased Property”: The “Leased Property” as defined in the Joliet Lease, collectively or individually, as the context may require.

“Joliet Net Revenue”: The “Net Revenue” as defined in the Joliet Lease and calculated in accordance with the Joliet Lease for purposes of determining “Variable Rent” (as defined therein) thereunder.

“Joliet Partner”: Des Plaines Development Holdings, LLC.

“Joliet Rent”: The “Rent” as defined in the Joliet Lease.

“Joliet Tenant”: The “Tenant” as defined in the Joliet Lease.

“L1/L2 EBITDAR to Rent Ratio”: As of the date of the proposed L1/L2 Transfer:

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(i)    with respect to all of the Facilities, collectively, the ratio of (a) the sum of (x) the EBITDAR of Tenant from the Facilities for the immediately preceding Fiscal Period (and, to the extent applicable, any predecessor tenant(s) or owner(s) of the Facilities with respect to each Fifth Amendment Additional Property during any portion of such immediately preceding Fiscal Period occurring prior to the Fifth Amendment Date), and (y) the EBITDAR (as defined in the Joliet Lease) of Joliet Tenant from the Joliet Facility for such immediately preceding Fiscal Period to (b) the sum of (x) the Rent for such immediately preceding Fiscal Period (provided, however, in the event an L1/L2 Transfer occurs following the Fifth Amendment Date and prior to a full Fiscal Period having elapsed after the Fifth Amendment Date, then, for purposes of the foregoing calculation, the incremental portion of Rent attributable to the Fifth Amendment Additional Property as in effect on the Fifth Amendment Date shall be given pro forma effect so as to be deemed to have also been payable during the portion of such immediately preceding Fiscal Period occurring prior to the Fifth Amendment Date), and (y) the Joliet Rent for such immediately preceding Fiscal Period, in the case of each of clause (a) and clause (b), after giving pro forma effect to the proposed L1/L2 Transfer; and

(ii)    with respect to the Facility(ies) being transferred pursuant to the proposed L1/L2 Transfer, the ratio of EBITDAR of Tenant from such Facility/ies for the immediately preceding Fiscal Period to the applicable L1/L2 Rent Reduction Amount.

For the avoidance of doubt, it is understood and agreed that the L1/L2 EBITDAR to Rent Ratio shall be determined without giving effect to the deemed prepayment of Rent pursuant to the last sentence of the definition of Rent.

If (a) any Facility is removed from this Lease by way of a Severance Lease with a third party or pursuant to a L1/L2 Transfer or (b) the Joliet Facility is the subject of a “L1/L2 Transfer” (as defined in the Joliet Lease) or is transferred by the Joliet Landlord to a third party pursuant to Article XVIII of the Joliet Lease, then, for purposes of subsequent calculations of the L1/L2 EBITDAR to Rent Ratio hereunder, (x) the EBITDAR of Tenant or the “EBITDAR” (as defined in the Joliet Lease) of Joliet Tenant, as applicable, and (y) the Rent or the Joliet Rent, as applicable, in each case in respect of such Facility or the Joliet Facility, as applicable, shall be disregarded. If any Facility is removed from this Lease pursuant to Section 22.2(ix) hereof, then, for purposes of subsequent calculations of the L1/L2 EBITDAR to Rent Ratio hereunder, the EBITDAR of Tenant in respect of such Facility shall be disregarded.

“L1/L2 Rent Reduction Amount”: In connection with any L1/L2 Transfer, the amount which refers to both (a) the per annum rent initially payable under the applicable L1/L2 Severance Lease with respect to such L1/L2 Transfer and (b) the corresponding rent reduction under this Lease (effective as of the applicable L1/L2 Transfer Date) as a result of such L1/L2 Transfer, determined as follows. The L1/L2 Rent Reduction Amount shall be equal to an amount determined by Tenant that satisfies Section 22.9(c) of this Lease and the following conditions:

(i)    the L1/L2 EBITDAR to Rent Ratio with respect to all of the Facilities as of the applicable L1/L2 Transfer Date (for the avoidance of doubt, after giving pro forma effect to the applicable proposed L1/L2 Transfer) shall be either (x) not less than 1.2:1.0 or (y) if the foregoing clause (x) is not satisfied, not less than the L1/L2 EBITDAR to Rent Ratio with respect to all of the Facilities before giving effect to the applicable L1/L2 Transfer; and

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(ii)    the L1/L2 EBITDAR to Rent Ratio with respect to the Facility/ies being transferred (upon giving effect to the proposed L1/L2 Transfer) shall not be less than, nor five tenths (0.5) higher than, the L1/L2 EBITDAR to Rent Ratio with respect to all of the Facilities as of the applicable L1/L2 Transfer Date (but without giving pro forma effect to the proposed L1/L2 Transfer) (e.g., if the L1/L2 EBITDAR to Rent Ratio with respect to all of the Facilities as of the applicable L1/L2 Transfer Date (but without giving pro forma effect to the proposed L1/L2 Transfer) was 1.4:1.0 then the per annum rent initially payable under such L1/L2 Severance Lease shall result in an L1/L2 EBITDAR to Rent Ratio with respect to such Facility/ies being transferred and subject to such L1/L2 Severance Lease that is no more than 1.9:1.0 and no less than 1.4:1.0). If an L1/L2 Transfer occurs during a Variable Rent Payment Period, the L1/L2 Rent Reduction Amount shall be applied proportionately to the Base Rent and Variable Rent based on the amount thereof then payable hereunder. Following the closing of such L1/L2 Transfer in accordance herewith (and the corresponding application of the L1/L2 Rent Reduction Amount to the Rent hereunder), for purposes of calculating any applicable adjustments to Variable Rent based on increases or decreases in Net Revenue, such calculations of Net Revenue shall exclude Net Revenue attributable to the portion of the Leased Property subject to the L1/L2 Transfer (even if such portion of the Leased Property had not yet been subject to the L1/L2 Transfer as of the applicable Lease Year for which Net Revenue is being measured).

“L1/L2 Severance Lease”: With respect to a Facility subject to an L1/L2 Transfer, a separate lease on terms and conditions reasonably acceptable to Landlord and Tenant, provided, for any terms and conditions of such lease as to which the Parties cannot reasonably agree, such terms and conditions shall be substantially the same as the terms and conditions in the then-current market precedent leases for similar single asset gaming-REIT lease transactions with tenants having similar management experience and creditworthiness as the proposed transferee and shall comply with the requirements of Section 22.9. If the Parties cannot agree on which leases shall serve as the “market precedents,” then the precedent lease shall be the Penn Master Lease, subject to (i) such revisions that are reasonably and mutually agreed by the Parties to reflect a single-asset transaction (as opposed to a master lease transaction) and (ii) such other revisions that are reasonably and mutually agreed by the Parties.

“L1/L2 Severance Lease Term”: With respect to any L1/L2 Severance Lease, an initial term (commencing on the applicable L1/L2 Transfer Date) of fifteen (15) years, subject to four (4) five-year renewal terms, provided, that, such term (inclusive of any such renewal terms) shall not exceed eighty percent (80%) of the remaining useful life of the applicable Leased Improvements (as of the applicable L1/L2 Transfer Date) that are subject to the applicable L1/L2 Severance Lease (as shall be determined by a valuation expert or such other appropriate reputable consultant mutually reasonably agreed by the Parties).

“L1/L2 Transfer”: As defined in Section 22.9.

“L1/L2 Transfer Date”: As defined in Section 22.9(a).

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“L1/L2 Transferee Lease Rent”: As defined in Section 22.9(c).

“L1 Qualified Transferee”: A transferee that meets all of the following requirements: (a) such transferee, together with its Affiliates, owns or manages Gaming Facilities that, together with the related assets of such transferee and its Affiliates that are operated at the same locations as such Gaming Facilities (such as hotel and other entertainment facilities), shall have generated EBITDA for the most recently ended Fiscal Year for which financial statements are available (which financial statements shall have been prepared by a certified public accounting firm of national standing (it being understood that such firms of national standing shall not be limited to the “big four” accounting firms)) of at least One Hundred Million and No/100 Dollars ($100,000,000.00) (such amount increasing annually as of the first (1st) day of each Lease Year following the Fourth Amendment Date in proportion to the amount of any applicable CPI Increase), (b) such transferee, together with its Affiliates, has (1) at least five (5) years of experience operating or managing Gaming Facilities that, together with the related assets operated by such transferee and its Affiliates that are operated at the same locations as such Gaming Facilities (such as hotel and other entertainment facilities), have aggregate revenues in the immediately preceding fiscal year of at least Five Hundred Million and No/100 Dollars ($500,000,000.00) (such amount increasing annually as of the first (1st) day of each Lease Year following the Fourth Amendment Date in proportion to the amount of any applicable CPI Increase) (or retains a manager with such qualifications, which manager shall not be replaced unless such transferee is able to satisfy the requirements of this definition without such manager), or (2) agreement(s) in place in a form reasonably satisfactory to Landlord to retain for a period of eighteen (18) months (or more) after the effective time of the transfer at least (I) eighty percent (80%) of Tenant’s and its Subsidiaries’ personnel employed at the applicable Facility, and (II) eighty percent (80%) of the ten most highly compensated employees of Tenant and/or its Affiliates as of the date of the relevant agreement to transfer who are full time dedicated employees at the applicable Facility, and are responsible for direct managerial and/or operational aspects of the applicable Facility (including Gaming activities); (c) such transferee and all of its applicable officers, directors and Affiliates (including the officers and directors of its Affiliates), to the extent required under applicable Gaming Regulations or other Legal Requirements, are licensed and certified by applicable Gaming Authorities and hold all required Gaming Licenses to operate the Facility(ies) in accordance with the applicable L1/L2 Severance Lease and are otherwise found suitable to lease the Leased Property in accordance with the applicable L1/L2 Severance Lease; (d) such transferee is Solvent (defined herein below), and, if such transferee has a Parent Company, the Parent Company of such transferee is Solvent; (e)(i) such transferee has sufficient assets so that, after giving effect to such transferee’s assumption of Tenant’s obligations hereunder or the applicable assignment, its L1 Total Net Leverage Ratio for the Trailing Test Period is less than 6:1 on a pro forma basis based on projected earnings and after giving effect to the proposed transaction, or, if such transferee has a Parent Company, such Parent Company of such transferee has such sufficient assets or (ii) such transferee has an investment grade credit rating from a nationally recognized rating agency with respect to such entity’s long term, unsecured debt, or, if such transferee has a Parent Company, such Parent Company of such transferee has such a credit rating; (f) such transferee has not been the subject of a material governmental or regulatory investigation which resulted in a conviction for criminal activity involving moral turpitude and has not been found liable pursuant to a non-appealable judgment in a civil proceeding for attempting to hinder, delay or defraud creditors; (g) such transferee has never been convicted of, or pled guilty or no contest to, a Patriot Act Offense and is not on any Government List; (h) such transferee has not

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been the subject of a voluntary or involuntary (to the extent the same has not been discharged) bankruptcy proceeding during the prior five (5) years from the applicable date of determination; (i) such transferee is not, and is not Controlled by, an Embargoed Person or a Person that has been found “unsuitable” for any reason or has had any application for a Gaming License withdrawn “with prejudice” by any applicable Gaming Authority; (j) such transferee shall not be a Landlord Prohibited Person; and (k) such transferee is not associated with a Person who has been found “unsuitable”, denied a Gaming License or otherwise precluded from participation in the Gaming Industry by any Gaming Authority where such association would reasonably be expected to adversely affect any of Landlord’s or its Affiliates’ Gaming Licenses or Landlord’s or its Affiliates’ then-current standing with any Gaming Authority. For purposes hereof, a Person shall be “Solvent” if such Person shall (I) not be “insolvent” as such term is defined in Section 101 of title 11 of the United States Code, (II) be generally paying its debts (other than those that are in bona fide dispute) when they become due, and (III) be able to pay its debts as they become due. Notwithstanding anything to the contrary contained herein, those certain Persons identified in Exhibit K hereto, or any wholly owned subsidiary thereof, shall be deemed to satisfy clauses (a), (b) and (e) of this definition, provided, that, the arithmetic average of the annual gross revenues of any such Person identified in Exhibit K for the most recently ended three (3) Fiscal Years prior to the applicable L1/L2 Transfer Date for which financial statements are available (which financial statements shall have been prepared by a certified public accounting firm of national standing (it being understood that such firms of national standing shall not be limited to the “big four” accounting firms)), shall be equal to no less than the amount of the arithmetic average of the annual gross revenues for such Person for the three (3) calendar years 2015, 2016 and 2017 (such amount increasing annually as of the first (1st) day of each Lease Year following the Fourth Amendment Date in proportion to the amount of any applicable CPI Increase).

“L1 Successor Tenant”: Any transferee that consummates an L1 Transfer pursuant to Section 22.2(vii).

“L1 Total Net Leverage Ratio”: With respect to any Person and its Subsidiaries on a consolidated basis, on any date, the ratio of (i) (a) the aggregate principal amount of (without duplication) all indebtedness consisting of indebtedness for borrowed money, unreimbursed obligations in respect of drawn letters of credit (but excluding contingent obligations under outstanding letters of credit) and other purchase money indebtedness and guarantees of any of the foregoing obligations of such Person and its Subsidiaries determined on a consolidated basis on such date in accordance with GAAP, less (b) the aggregate amount of all Cash of such Person and its Subsidiaries that would not appear as “restricted” on a consolidated balance sheet of such Person and its Subsidiaries to (ii) EBITDA of such Person. Notwithstanding the foregoing, for purposes of calculating any L1 Total Net Leverage Ratio, all leases of real property (including this Lease, the Other Leases and any Gaming Leases) shall be treated as operating leases (and not capital leases) and therefore shall not be accounted as indebtedness, regardless of how they are treated under GAAP.

“L1 Transfer”: As defined in Section 22.2(vii).

“L1 Transfer Cap Amount”: An amount equal to twenty-five percent (25%) of the 2018 EBITDAR Pool.

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“L2 Qualified Transferee”: “L2 Qualified Transferee” shall have the same meaning as “L1 Qualified Transferee” without taking into account clauses (a), (b) and (e) of such definition.

“L2 Successor Tenant”: Any transferee that consummates an L2 Transfer pursuant to Section 22.2(viii).

“L2 Transfer”: As defined in Section 22.2(viii).

“L2 Transfer Cap Amount”: An amount equal to two percent (2%) of the 2018 EBITDAR Pool.

“Land”: As defined in clause (a) of the first sentence of Section 1.1.

“Landlord”: As defined in the preamble.

“Landlord Indemnified Parties”: As defined in Section 21.1(i).

“Landlord MCI Financing”: As defined in Section 10.4(b).

“Landlord Party”: As defined in the definition of Licensing Event.

“Landlord Prohibited Person”: Any Person that, in the capacity it is proposed to be acting (but not in any other capacity), is more likely than not to jeopardize Landlord’s or any of its Affiliates’ ability to hold a Gaming License or to be associated with a Gaming licensee under any applicable Gaming Regulations (other than any Gaming Authority established by any Native American tribe).

“Landlord REIT”: VICI Properties Inc., a Maryland corporation, the indirect parent of Landlord.

“Landlord Specific Ground Lease Requirements”: As defined in Section 7.3(a).

“Landlord Tax Returns”: As defined in Section 4.1(b).

“Landlord Work”: As defined in Section 10.5(e).

“Landlord’s Enforcement Condition”: Either (i) there are no Permitted Leasehold Mortgagees or (ii) Landlord has delivered to each Permitted Leasehold Mortgagee for which notice to Landlord has been properly provided pursuant to Section 17.1(b)(i) hereof, a copy of the applicable notice of default pursuant to Section 17.1(c) hereof and the Right to Terminate Notice pursuant to Section 17.1(d) hereof, and (solely for purposes of this clause (ii)) either of the following occurred:

(a)    Either (1) no Permitted Leasehold Mortgagee has satisfied the requirements in Section 17.1(d) within the thirty (30) or ninety (90) day periods, as applicable, described therein, or (2) a Permitted Leasehold Mortgagee satisfied the requirements in Section 17.1(d) prior to the expiration of the applicable period, but did not cure a default that is required to be so cured by such Permitted Leasehold Mortgagee and such Permitted Leasehold Mortgagee discontinued efforts to cure the applicable default(s) thereby failing to satisfy the conditions for extending the termination date as provided in Section 17.1(e) or otherwise failed at any time to satisfy the conditions for extending the termination date as provided in Section 17.1(e)(i); or

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(b)    Both (1) this Lease is rejected in any bankruptcy, insolvency or dissolution proceeding or is terminated by Landlord following a Tenant Event of Default, and (2) no Permitted Leasehold Mortgagee has acted in accordance with Section 17.1(f) hereof to obtain a New Lease prior to the expiration of the period described therein.

“Landlord’s MCI Financing Proposal”: As defined in Section 10.4(a).

“Las Vegas Land Assemblage”: As defined in Section 29.1.

“Las Vegas Lease”: As defined in the definition of Other Leases.

“Las Vegas Restructuring”: CEC causing CRC to cause, in a series of steps, the transfer (including via a series of contributions) of (i) the equity interests in HLV Tenant from CRC to Caesars Palace and (ii) the equity interests in the following entities from CRC to Caesars Nevada Newco, LLC, which is a wholly-owned direct subsidiary of Caesars Palace: (a) Flamingo Las Vegas Operating Company LLC, (b) Rio Properties LLC, (c) Paris Las Vegas Operating Company LLC, (d) Caesars Growth PH Fee LLC, (e) Laundry NewCo LLC, (f) Caesars Growth PH LLC, (g) Caesars Growth Cromwell LLC, (h) Caesars Growth Quad LLC, (i) Caesars Growth Bally’s LV LLC and (j) Harrah’s Laughlin LLC.

“Lease”: As defined in the preamble. References to “Lease” hereunder shall mean this Lease as amended as of the Fifth Amendment Date.

“Lease Assumption Agreement”: As defined in Section 22.2(i).

“Lease Foreclosure Transaction”: Either (i) an assignment pursuant to Section 22.2(i)(b) or (c), or (ii) entry by any Permitted Leasehold Mortgagee or its Permitted Leasehold Mortgagee Designee into a New Lease in compliance in all respects with Section 17.1(f) and all other applicable provisions of this Lease.

“Lease Related Agreements”: Collectively, this Lease, the Other Leases, the Guaranty and the Other Guaranty.

“Lease Year”: The first (1st) Lease Year of the Initial Term shall be the period commencing on the Commencement Date and ending on the last day of the calendar month in which the first (1st) anniversary of the Commencement Date occurs and each subsequent Lease Year during the Initial Term shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year, except that the final Lease Year of the Initial Term shall end on the Initial Stated Expiration Date or such earlier date as this Lease is terminated pursuant to its terms. The first (1st) Lease Year of the first (1st) Renewal Term shall commence on August 1, 2035 and end on July 31, 2036, and each subsequent Lease Year during a Renewal Term shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year, except that the final Lease Year of the Term shall end on the Expiration Date.

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“Leased Improvements”: As defined in clause (c) of the first sentence of Section 1.1.

“Leased Property”: As defined in Section 1.1. For the avoidance of doubt, the Leased Property includes all Alterations and Capital Improvements, provided, however, that the foregoing shall not affect or contradict the provisions of this Lease which specify that Tenant shall be entitled to certain rights with respect to or benefits of the Tenant Capital Improvements as and to the extent expressly set forth herein. Notwithstanding the foregoing, provisions of this Lease that provide for certain benefits or rights to Tenant with respect to Tenant Material Capital Improvements, such as, by way of example only and not by way of limitation, the payment of the applicable insurance proceeds to Tenant due to a loss or damage of such Tenant Material Capital Improvements pursuant to Section 14.1, shall remain in effect notwithstanding the preceding sentence.

“Leased Property (CPLV)”: As defined in the Las Vegas Lease.

“Leased Property (HAC)”: All of the Leased Property pertaining to the casino, hotel, conference and entertainment resort facility commonly known as Harrah’s Resort Atlantic City and Harrah’s Atlantic City Waterfront Conference Center, having an address of 777 Harrah’s Boulevard, Atlantic City, New Jersey 08401; the real property with respect thereto is more particularly described in Exhibit B.

“Leased Property (HL)”: All of the Leased Property pertaining to the casino, hotel and entertainment resort facility commonly known as Harrah’s Laughlin Hotel and Casino, having an address of 2900 South Casino Drive, Laughlin, Nevada 89029; the real property with respect thereto is more particularly described in Exhibit B.

“Leased Property (HLV)”: As defined in the Las Vegas Lease.

“Leased Property (HNO)”: All of the Leased Property pertaining to the casino, hotel and entertainment resort facility commonly known as Harrah’s New Orleans, having addresses of 8 Canal Street, 228 Poydras Street, 507 Convention Center Blvd. and 601 Convention Center Blvd., New Orleans, Louisiana 70130; the real property with respect thereto is more particularly described in Exhibit B.

“Leased Property Tests”: Collectively, the Annual Minimum Per-Lease B&I Cap Ex Requirement and the Triennial Minimum Cap Ex Requirement B.

“Leasehold Estate”: As defined in Section 17.1(a).

“Legal Requirements”: All applicable federal, state, county, municipal and other governmental statutes, laws (including securities laws), rules, policies, guidance, codes, orders, regulations, ordinances, permits, licenses, covenants, conditions, restrictions, judgments, decrees and injunctions, whether now or hereafter enacted and in force, as applicable to any Person or to any Facility, including those (a) that affect either the Leased Property or any portion thereof and/or Tenant’s Property, all Capital Improvements and Alterations (including any Material Capital Improvements) or the construction, use or alteration thereof, or otherwise in any way affecting the business operated or conducted thereat, as the context requires, and (b) which may (i) require

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repairs, modifications or alterations in or to the Leased Property or any portion thereof and/or any of Tenant’s Property, (ii) without limitation of the preceding clause (i), require repairs, modifications or alterations in or to any portion of any Capital Improvements (including any Material Capital Improvements), (iii) in any way adversely affect the use and enjoyment of any of the foregoing, or (iv) regulate the transport, handling, use, storage or disposal or require the cleanup or other treatment of any Hazardous Substance.

“Letter of Credit”: An irrevocable, unconditional, clean sight draft letter of credit reasonably acceptable to Landlord and Fee Mortgagee (as applicable) in favor of Landlord or, at Landlord’s direction, Fee Mortgagee and entitling Landlord or Fee Mortgagee (as applicable) to draw thereon based solely on a statement executed by an officer of Landlord or Fee Mortgagee (as applicable) stating that it has the right to draw thereon under this Lease in a location in the United States reasonably acceptable to Landlord or Fee Mortgagee (as applicable), issued by a domestic Eligible Institution or the U.S. agency or branch of a foreign Eligible Institution, and upon which letter of credit Landlord or Fee Mortgagee (as applicable) shall have the right to draw in full: (a) if Landlord or Fee Mortgagee (as applicable) has not received at least thirty (30) days prior to the date on which the then outstanding letter of credit is scheduled to expire, a notice from the issuing financial institution that it has renewed the applicable letter of credit; (b) thirty (30) days prior to the date of termination following receipt of notice from the issuing financial institution that the applicable letter of credit will be terminated; and (c) thirty (30) days after Landlord or Fee Mortgagee (as applicable) has given notice to Tenant that the financial institution issuing the applicable letter of credit ceases to either be an Eligible Institution or meet the rating requirement set forth above.

“Liabilities”: As defined in Section 21.1(iii).

“Licensing Event”:

(a)    With respect to Tenant, (i) a communication (whether oral or in writing) by or from any Gaming Authority to Tenant or any of its Affiliates (each, a “Tenant Party”) or to a Landlord Party (as defined below) or other action by any Gaming Authority that indicates that such Gaming Authority would reasonably be expected to find that the association of a Tenant Party with Landlord is likely to (A) result in a disciplinary action relating to, or the loss of, inability to reinstate or failure to obtain, any Gaming License or any other rights or entitlements held or required to be held by Landlord or any of its Affiliates (each, a “Landlord Party”) under any Gaming Regulations or (B) violate any Gaming Regulations to which a Landlord Party is subject; or (ii) a Tenant Party is required to be licensed, registered, qualified or found suitable under any Gaming Regulations, and such Tenant Party does not become so licensed, registered, qualified or found suitable or, after becoming so licensed, registered, qualified or found suitable, fails to remain so, and, solely for purposes of determining whether a Tenant Event of Default has occurred under Section 16.1(l), the same causes cessation of Gaming activity at a Continuous Operation Facility and would reasonably be expected to have a material adverse effect on the Facilities taken as a whole with the Joliet Facility; and

(b)    With respect to Landlord, (i) a communication (whether oral or in writing) by or from any Gaming Authority to a Landlord Party or to a Tenant Party or other action by any Gaming Authority that indicates that such Gaming Authority would reasonably be expected to find that the

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association of a Landlord Party with Tenant is likely to (A) result in a disciplinary action relating to, or the loss of, inability to reinstate or failure to obtain, any Gaming License or any other rights or entitlements held or required to be held by a Tenant Party under any Gaming Regulations or (B) violate any Gaming Regulations to which a Tenant Party is subject; or (ii) a Landlord Party is required to be licensed, registered, qualified or found suitable under any Gaming Regulations, and such Landlord Party does not become so licensed, registered, qualified or found suitable or, after becoming so licensed, registered, qualified or found suitable, fails to remain so, and, solely for purposes of determining whether a default has occurred under Section 41.13 hereunder, the same causes cessation of Gaming activity at a Continuous Operation Facility and would reasonably be expected to have a material adverse effect on the Facilities taken as a whole with the Joliet Facility.

“Liquor Authority”: As defined in Section 41.13.

“Liquor Laws”: As defined in Section 41.13.

“London Clubs”: Those certain assets described on Schedule 6 attached hereto.

“Losses”: As defined in Section 23.2(b).

“Managed Facilities IP”: All Intellectual Property owned by or licensed to Services Co, Tenant or its Subsidiaries that is necessary for the operation or management of the Facilities, including, without limitation, any Property Specific Guest Data and Guest Data, the Brands, the Trademarks included in Exhibit P attached hereto, and the Property Specific IP.

“Market Capitalization”: With respect to any Person, an amount equal to (i) the total number of issued and outstanding shares of Equity Interests of such Person on the date of determination multiplied by (ii) the arithmetic average of the closing sale price per share of such Equity Interests as reported in composite transactions for the principal securities exchange on which such Equity Interests are traded for the thirty (30) consecutive trading days (excluding any such trading day in which a material suspension or limitation was imposed on trading on such securities exchange) immediately preceding the date of determination. If such Equity Interests are not so traded, are not so reported or such Person’s Market Capitalization is otherwise not readily observable, such Person’s “Market Capitalization” for purposes of this Lease shall be its equity value based on a valuation by a valuation firm that is acceptable to both Landlord and Tenant and that is not an Affiliate of either Landlord or Tenant. For the purposes of this definition, the number of issued and outstanding shares of Equity Interests of a Person shall not include shares held (a) by a Subsidiary of such Person or (b) by such Person as treasury stock or otherwise.

“Material Capital Improvement”: Any single or series of related Capital Improvements that would or does (i) have a total budgeted or actual cost (as reasonably evidenced to Landlord) (excluding land acquisition costs) in excess of Fifty Million and No/100 Dollars ($50,000,000.00) and (ii) either (a) materially alter a Facility (e.g., shoring, permanent framework reconfigurations), (b) expand a Facility (i.e., construction of material additions to existing Leased Improvements) or (c) add improvements to undeveloped portion(s) of the Land.

“Material Leased Property”: Leased Property or Other Leased Property, or any portion thereof, having a value greater than Fifty Million and No/100 Dollars ($50,000,000.00).

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“Material London Property”: All or any portion of the London Clubs having a value greater than Fifty Million and No/100 Dollars ($50,000,000.00).

“Material Sublease”: A Sublease (excluding a management agreement or similar agreement to operate but not occupy as a tenant a particular space at a Facility) under which (i) the monthly rent and/or fees and other payments payable by the Subtenant (or manager) exceed Fifty Thousand and No/100 Dollars ($50,000.00) (which amount shall be increased by the Escalator on the first (1st) day of each Lease Year (commencing on the first (1st) day of the second (2nd) Lease Year)) per month or (ii) such tenant Subleases an entire Facility to the extent permitted pursuant to Section 22.3(v).

“Maximum Fixed Rent Term”: With respect to each Leased Property, the Maximum Fixed Rent Term as set forth on Schedule 3 attached hereto, as it may be extended in accordance with clause (c) of the definition of Rent.

“Minimum Cap Ex Amount”: Collectively or individually as the context may require, the Annual Minimum Cap Ex Amount, the Triennial Minimum Cap Ex Amount A and/or the Triennial Minimum Cap Ex Amount B.

“Minimum Cap Ex Reduction Amount”: In each instance in which (a) any Material Leased Property is removed from this Lease, the Joliet Lease or the Las Vegas Lease (with respect to the Leased Property (CPLV)) (as applicable) or this Lease, the Joliet Lease or the Las Vegas Lease (with respect to the Leased Property (CPLV)) is terminated or partially terminated with respect to Material Leased Property, (b) Landlord disposes of a Facility and a third party Severance Lease is executed or “Landlord” (as defined in the Las Vegas Lease) disposes of the CPLV Facility and a third party “Severance Lease” (as defined in the Las Vegas Lease) is executed, (c) an L1 Transfer, L2 Transfer or “L1/L2 Transfer” (as defined in the Joliet Lease) occurs, (d) Landlord disposes of all of the Leased Property and this Lease is assigned to a third party Acquirer, (e) an Other Lease (and all the Other Leased Property thereunder) is assigned to a third party “Acquirer” (as defined in such Other Lease), (f) Material London Property is disposed of or (g) subject to Section 7.2(d), Tenant elects to cease Continuous Operations of a Facility that is not a Continuous Operation Facility for more than twelve (12) consecutive months, all as described in the definitions of Annual Minimum Cap Ex Amount, Triennial Minimum Cap Ex Amount A and Triennial Minimum Cap Ex Amount B (as applicable), the product of (i) the applicable Minimum Cap Ex Amount or Triennial Allocated Minimum Cap Ex Amount B Floor in effect immediately prior thereto (each determined, for the avoidance of doubt, without giving effect to any adjustments thereto pursuant to the provisos in Sections 10.5(a)(i), 10.5(a)(iii) and 10.5(a)(iv)), multiplied by (ii) a fraction, the numerator of which shall be equal to the portion of the Net Revenue of Tenant and “Net Revenue” (as defined in the applicable Other Lease) of Joliet Tenant and/or CPLV Tenant (as applicable) for the Triennial Test Period attributable to the applicable Facility, Leased Property, Other Leased Property or London Clubs (or portion of any thereof) (as applicable) being so rendered inoperative, removed or disposed of (as applicable), and the denominator of which shall be equal to the aggregate Net Revenue of Tenant and “Net Revenue” (as defined in the applicable Other Lease) of Joliet Tenant and/or CPLV Tenant, as applicable, for the Triennial Test Period attributable to all assets then included in the calculation of Capital Expenditures for purposes of the All Property Tests (with respect to the Annual Minimum Cap Ex Amount and the Triennial Minimum Cap Ex Amount A) or the Leased Property Tests (with respect to the Triennial Minimum

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Cap Ex Amount B and the Triennial Allocated Minimum Cap Ex Amount B Floor) (including, for this purpose, the applicable Facility, Leased Property, Other Leased Property or London Clubs (or portion of any thereof) (as applicable) being so rendered inoperative, removed or disposed of (as applicable)).

“Minimum Cap Ex Requirements”: Collectively or individually as the context may require, the Annual Minimum Cap Ex Requirement, the Annual Minimum Per-Lease B&I Cap Ex Requirement, the Triennial Minimum Cap Ex Requirement A and the Triennial Minimum Cap Ex Requirement B.

“Minimum Facilities Threshold”: (i) Not less than two thousand five hundred (2,500) rooms, one hundred thousand (100,000) square feet of casino floor containing no less than one thousand three hundred (1,300) slot machines and one hundred (100) gaming tables, (ii) revenue of no less than Seventy-Five Million and No/100 Dollars ($75,000,000.00) per year is derived from high limit VVIP and international gaming customers, (iii) extensive operated food and beverage outlets, and (iv) at least one (1) large entertainment venue; provided, however, that the foregoing clause (ii) may be satisfied if the Qualified Replacement Manager has managed a property that satisfies the requirements of such clause (ii) within the immediately preceding two (2) years.

“MTA”: That certain Master Transaction Agreement by and between PropCo and ERI, dated June 24, 2019, together with all exhibits and schedules thereto, including Exhibit A thereto.

“MTSA”: That certain Master Transaction & Stockholders Agreement by and among WH US Holdco, William Hill Holdings Limited, a private limited company registered in England and Wales, William Hill PLC, a public limited company incorporated in England and Wales and ERI, dated September 4, 2018, as amended by that certain First Amendment to Master Transaction & Stockholder Agreement dated November 25, 2018, and as the same may be hereafter amended or modified.

“Net Revenue”: The net sum of the following, without duplication, over the applicable time period of measurement: (i) the amount received by Tenant (and its Subsidiaries and, to the extent provided in the following provisions of this definition of “Net Revenue”, its Subtenants) from patrons at the Facilities for gaming, less, (A) to the extent otherwise included in the calculation of Net Revenue, refunds and free promotional play provided pursuant to a rewards, marketing, and/or frequent users program (including rewards granted by Affiliates of Tenant (or any such Subtenant, as applicable)) and (B) amounts returned to patrons through winnings at the Facilities (the net amount described in this clause (i), “Gaming Revenues”); plus (ii) the gross receipts of Tenant (and its Subsidiaries and, to the extent provided in the following provisions of this definition of “Net Revenue”, its Subtenants) for all goods and merchandise sold, room revenues derived from hotel operations, food and beverages sold, the charges for all services performed, or any other revenues generated by or otherwise payable to Tenant (and its Subsidiaries and, to the extent provided in the following provisions of this definition of “Net Revenue”, its Subtenants) (including, without limitation, use fees, retail and commercial rent, revenue from rooms, accommodations, food and beverage, and the proceeds of business interruption insurance) in, at or from the Facilities for Cash, credit or otherwise (without reserve or deduction for

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uncollected amounts), but excluding pass-through revenues collected by Tenant (or any such Subtenant, as applicable) to the extent such amounts are remitted to the applicable third party entitled thereto (the net amounts described in this clause (ii), “Retail Sales”); less (iii) to the extent otherwise included in the calculation of Net Revenue, the retail value of accommodations, merchandise, food and beverage and other services furnished to guests of Tenant (or any such Subtenant, as applicable) at the Facilities without charge or at a reduced charge (and, with respect to a reduced charge, such reduction in Net Revenue shall be equal to the amount of the reduction of such charge otherwise included in Net Revenue) (the amounts described in this clause (iii), “Promotional Allowances”). Notwithstanding anything herein to the contrary, the following provisions shall apply with respect to the calculation of Net Revenue:

(a)    For purposes of calculating adjustments to Variable Rent, the following provisions shall apply, as applicable:

(1)    The Net Revenue of the Chester Property and the Net Revenue of the Fifth Amendment Additional Property shall each be included in the calculation of Net Revenue for the three (3) consecutive Fiscal Periods ending immediately prior to the end of the second (2nd) Lease Year (i.e., the three (3) consecutive Fiscal Periods ending September 30, 2019), and shall be calculated as if Tenant was the owner or tenant of the Chester Property and the Fifth Amendment Additional Property during such time, notwithstanding that (x) the Chester Property was included in the Leased Property for only a portion of such period, and (y) the Fifth Amendment Additional Property was not included in the Leased Property for any part of such period (it being understood that the definition of “Base Net Revenue Amount” contained in this Article II and the sums of Net Revenue pertaining to such three (3) consecutive Fiscal Periods that are set forth in such definition include the Net Revenue of the Chester Property and the Net Revenue of the Fifth Amendment Additional Property for such three (3) consecutive Fiscal Periods).

(2)    In the event of expiration, cancellation or termination of any Ground Lease for any reason whatsoever whether voluntary or involuntary (by operation of law or otherwise) prior to the expiration date of this Lease, including extensions and renewals granted thereunder, then, thereafter, the Net Revenue attributable to the portion of the applicable Leased Property subject to such Ground Lease shall not be included in the calculation of Net Revenue for the applicable base year, provided, that, if Landlord (or any Fee Mortgagee) enters into a replacement lease with respect to substantially the same Ground Leased Property (or if the formerly Ground Leased Property is acquired by Landlord and leased directly to Tenant pursuant to this Lease), then the Net Revenue attributable to such expired, cancelled or terminated Ground Lease shall once again be included in the calculation of Net Revenue for the applicable base year.

(3)    If Tenant enters into a Sublease (other than a Permitted Sportsbook Sublease) with a Subtenant that is not directly or indirectly wholly-owned by Guarantor (such that, after entering into such Sublease, rather than the Gaming Revenues, Retail Sales and Promotional Allowances generated by the space covered by such Sublease being included in the calculation of Tenant’s Net Revenue, instead the revenue from such Sublease would be governed by clause (b)(1) or (b)(2) below), then, thereafter, any Gaming Revenues, Retail Sales and Promotional Allowances that would otherwise be included in the calculation of Net Revenue for the applicable base year with respect to the applicable subleased (or managed) space shall be excluded from the calculation of Net Revenue for the applicable base year, and the rent and/or fees and other consideration to be received by Tenant pursuant to such Sublease shall be substituted therefor.

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(4)    If Tenant assumes operation of space that in the applicable base year was operated under a Sublease (other than a Permitted Sportsbook Sublease) with a Subtenant that was not directly or indirectly wholly-owned by Guarantor, or if all of the direct or indirect ownership interests in a Person that was a Subtenant in the applicable base year are acquired by Guarantor (in either case, such that after such assumption or such acquisition, revenue that would otherwise be included in Net Revenue for the applicable base year pursuant to clause (b)(1) or (b)(2) below is converted to revenue with respect to which Gaming Revenues, Retail Sales and Promotional Allowances are included in Net Revenue for the applicable base year), then, thereafter, the rent and/or fees and other consideration received by Tenant pursuant to such Sublease that would otherwise be included in the calculation of Net Revenue for the applicable base year shall be excluded from the calculation of Net Revenue for the applicable base year, and the Gaming Revenues, Retail Sales and Promotional Allowances to be received by Tenant pursuant to its operation of such space shall be substituted therefor.

(5)    Notwithstanding the foregoing, the adjustments provided for in clauses (a)(3) and (a)(4) above shall not be implemented in the calculation of Net Revenue with respect to any transaction involving any space for which aggregate Gaming Revenues, Retail Sales and Promotional Allowances do not exceed Ten Million and No/100 Dollars ($10,000,000.00) in each transaction and Fifteen Million and No/100 Dollars ($15,000,000.00) in the aggregate per Lease Year.

(6)    In the event of an L1 Transfer or an L2 Transfer, the Net Revenue of the applicable Facility shall be excluded for all purposes in all subsequent calculations of Variable Rent.

(b)    Amounts received pursuant to Subleases shall be included in Net Revenue as follows:

(1)    With respect to any Sublease (other than a Permitted Sportsbook Sublease) from Tenant to a Subtenant in which Guarantor directly or indirectly owns less than fifty percent (50%) of the ownership interests, Net Revenue shall not include Gaming Revenues, Retail Sales or Promotional Allowances received by such Subtenant but shall include the rent and/or fees and all other consideration received by Tenant pursuant to such Sublease.

(2)    With respect to any Sublease (other than a Permitted Sportsbook Sublease) from Tenant to a Subtenant in which Guarantor directly or indirectly owns fifty percent (50%) or more of the ownership interests, but less than all of the ownership interests, Net Revenue shall not include Gaming Revenues, Retail Sales or Promotional Allowances received by such Subtenant but shall include an amount equal to the greater of (x) the rent and/or fees and all other consideration actually received by Tenant for such Sublease from such Affiliate and (y) the rent and/or fees and other consideration that would be payable under such Sublease if at arms-length, market rates.

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(3)    With respect to any Sublease (other than a Permitted Sportsbook Sublease) from Tenant to a Subtenant that is directly or indirectly wholly-owned by Guarantor, Net Revenue shall not include the rent and/or fees or any other consideration received by Tenant pursuant to such Sublease but shall include Gaming Revenues, Retail Sales and Promotional Allowances received by such Subtenant.

(4)    With respect to any Permitted Sportsbook Sublease, Net Revenue shall not include the rent and/or fees or any other consideration received by Tenant pursuant to such Sublease but shall include Gaming Revenues, Retail Sales and Promotional Allowances received by the Subtenant under such Permitted Sportsbook Sublease.

(c)    For the avoidance of doubt, (i) gaming taxes, casino operating expenses (such as salaries, income taxes, employment taxes, supplies, equipment, cost of goods and inventory, rent, office overhead, marketing and advertising and other general administrative costs) and any expenses incurred to negotiate and enter into a Permitted Sportsbook Sublease will not be deducted in arriving at Net Revenue and (ii) amounts paid by Tenant to the Subtenant under a Permitted Sportsbook Sublease or amounts retained by the Subtenant under a Permitted Sportsbook Sublease (including pursuant to a profit or revenue sharing arrangement) will not be deducted in arriving at Net Revenue.

(d)    Net Revenue will be calculated on an accrual basis for purposes of this definition, as required under GAAP. For the absence of doubt, (x) if Gaming Revenues, Retail Sales or Promotional Allowances of a Subsidiary or Subtenant, as applicable, are taken into account for purposes of calculating Net Revenue, any rent received by Tenant from such Subsidiary or Subtenant, as applicable, pursuant to any Sublease of Leased Property with such Subsidiary or Subtenant, as applicable, shall not also be taken into account for purposes of calculating Net Revenue, (y) if Gaming Revenues, Retail Sales or Promotional Allowances of a Subsidiary or Subtenant, as applicable, are not taken into account for purposes of calculating Net Revenue, any rent received by Tenant from such Subsidiary or Subtenant, as applicable, pursuant to any Sublease of Leased Property with such Subsidiary or Subtenant, as applicable, shall be taken into account for purposes of calculating Net Revenue and (z) if Gaming Revenues, Retail Sales or Promotional Allowances with respect to any Permitted Sportsbook Sublease are required to be taken into account for purposes of calculating Net Revenue, amounts received by Tenant or its Affiliates from the applicable Subtenant pursuant to such Permitted Sportsbook Sublease shall under no circumstances be taken into account for purposes of calculating Net Revenue.

“New Jersey Act”: As defined in Section 41.15.

“New Jersey Facilities”: The Facilities identified on Exhibit A attached hereto that are located in the State of New Jersey. Individually, each of the New Jersey Facilities shall be referred to herein as a “New Jersey Facility”.

“New Jersey Fair Market Value”: As defined in Section 41.15.

“New Jersey Purchase Notice”: As defined in Section 41.15.

“New Lease”: As defined in Section 17.1(f).

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“NOBC”: New Orleans Building Corporation, a Louisiana public benefit corporation, and its successors and assigns under the HNO Ground Lease.

“NOBC Obligation”: As defined in Section 41.33.

“Non-Core Tenant Competitor”: A Person that is engaged, or is an Affiliate of a Person that is engaged, in the ownership or operation of a Gaming business so long as (i) such Person’s consolidated annual gross gaming revenues do not exceed Five Hundred Million and No/100 Dollars ($500,000,000.00) (which amount shall be increased by the Escalator on the first (1st) day of each Lease Year, commencing with the second (2nd) Lease Year) and (ii) such Person does not, directly or indirectly, own or operate a Gaming Facility within thirty (30) miles of a Gaming Facility directly or indirectly owned or operated by ERI. For purposes of the foregoing, ownership of the real estate and improvements where a Gaming business is conducted, without ownership of the Gaming business itself, shall not be deemed to constitute the ownership of a Gaming business.

“Notice”: A notice given in accordance with Article XXXV.

“Notice of Termination”: As defined in Section 17.1(f).

“NRS”: As defined in Section 41.14.

“OFAC”: As defined in Article XXXIX.

“Omnibus Amendment”: That certain Omnibus Amendment to Leases by and among Landlord, CPLV Landlord, Joliet Landlord, Tenant, CPLV Tenant and Joliet Tenant, dated as of June 1, 2020, as it may be otherwise amended, restated, modified or supplemented from time to time. For the avoidance of doubt, the Omnibus Amendment shall remain in full force and effect following the Fifth Amendment Date subject to, and in accordance with, the terms thereof.

“Original Lease”: As defined in the recitals.

“Original Leased Property”: As defined in the recitals.

“Other Capital Expenditures”: The “Capital Expenditures” as defined in each of the Other Leases, collectively or individually, as the context may require.

“Other Facility”: A “Facility” as defined in each of the Other Leases, collectively or individually, as the context may require.

“Other Guaranty”: Collectively or individually as the context may require, (i) that certain Guaranty of Lease, dated as of the Fifth Amendment Date, made by Guarantor and “Landlord” as defined in the Las Vegas Lease, and (ii) that certain Guaranty of Lease, dated as of the Fifth Amendment Date, made by Guarantor and “Landlord” as defined in the Joliet Lease.

“Other Leases”: Collectively or individually, as the context may require, (i) that certain Lease (CPLV), dated as of the Commencement Date, by and between an Affiliate of Landlord, as “Landlord,” and various Affiliates of Tenant, as “Tenant,” as amended by that certain

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First Amendment to Lease (CPLV), dated as of the Fourth Amendment Date, the Omnibus Amendment and that certain Second Amendment to Lease (CPLV), dated as of the Fifth Amendment Date (which lease was renamed, effective as of the Fifth Amendment Date, the “Las Vegas Lease”) and as further amended, restated or otherwise modified from time to time (collectively, the “Las Vegas Lease”), and (ii) that certain Lease (Joliet), dated as of the Commencement Date, by and between Harrah’s Joliet Landco LLC, as “Landlord,” and Des Plaines Development Limited Partnership, as “Tenant,” as amended by that certain First Amendment to Lease (Joliet), dated as of the Fourth Amendment Date, the Omnibus Amendment and that certain Second Amendment to Lease (Joliet), dated as of the Fifth Amendment Date, and as further amended, restated or otherwise modified from time to time (collectively, the “Joliet Lease”).

“Other Leased Property”: At any time, the “Leased Property” as defined in each of the Other Leases at such time, collectively or individually, as the context may require. For the avoidance of doubt, and without limiting the generality of the foregoing, any sale or transfer of Other Leased Property that causes such Other Leased Property to cease to be “Leased Property” under the applicable Other Lease, will cause such Other Leased Property to cease being Other Leased Property hereunder.

“Other Material Capital Improvements”: The “Material Capital Improvements” as defined in each of the Other Leases, collectively or individually, as the context may require (except that, in the case of the Las Vegas Lease, the term “Other Material Capital Improvements” as used in this Lease refers solely to “Material Capital Improvements” with respect to the Leased Property (CPLV)).

“Other Tenants”: The “Tenant” as defined in each of the Other Leases, collectively or individually, as the context may require.

“Overdue Rate”: On any date, a rate equal to five (5) percentage points above the Prime Rate, but in no event greater than the maximum rate then permitted under applicable law.

“Parent Company”: With respect to any L1 Qualified Transferee or L2 Qualified Transferee, any Person (other than an Investment Fund) (x) as to which such L1 Qualified Transferee or L2 Qualified Transferee is a Subsidiary; and (y) which is not a Subsidiary of any other Person (other than an Investment Fund).

“Parent Entity”: With respect to any Person, any corporation, association, limited partnership, limited liability company or other entity which at the time of determination (a) owns or controls, directly or indirectly, more than fifty percent (50%) of the total voting power of shares of capital stock (without regard to the occurrence of any contingency) entitled to vote in the election of directors, managers or trustees of such Person, (b) owns or controls, directly or indirectly, more than fifty percent (50%) of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, of such Person, whether in the form of membership, general, special or limited partnership interests or otherwise, or (c) is the controlling general partner or managing member of, or otherwise controls, such entity.

“Partial Taking”: As defined in Section 15.1(b).

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“Party” and “Parties”: Landlord and/or Tenant, as the context requires.

“Patriot Act Offense”: Any violation of the criminal laws of the United States of America or of any of the several states, or that would be a criminal violation if committed within the jurisdiction of the United States of America or any of the several states, relating to terrorism or the laundering of monetary instruments, including any offense under (A) the criminal laws against terrorism, (B) the criminal laws against money laundering, (C) the Bank Secrecy Act, as amended, (D) the Money Laundering Control Act of 1986, as amended, or (E) the USA Patriot Act. “Patriot Act Offense” also includes the crimes of conspiracy to commit, or aiding and abetting another to commit, a Patriot Act Offense.

“Payment Date”: Any due date for the payment of the installments of Rent or Additional Charges payable under this Lease.

“Penn Master Lease”: That certain Master Lease, dated as of November 1, 2013, by and among GLP Capital, L.P., Penn Tenant, LLC and the other parties thereto.

“Permitted Exception Documents”: (i) Property Documents (x) that are listed on the title policies described on Exhibit J attached hereto, or (y) that (a) Landlord entered into, as a party thereto, after the Commencement Date (with respect to the Original Leased Property) or after the Fourth Amendment Date (with respect to the Chester Property) or after the Fifth Amendment Date (with respect to the Fifth Amendment Additional Property) and (b) Tenant is required hereunder to comply with and (ii) the Specified Subleases (in each case of clauses (i)(x) and (ii), together with any renewals or modifications thereof made in accordance with the express terms thereof), but excluding Specified Subleases as to which the applicable Subtenant is any of the entities comprising Tenant, ERI or any of their respective Affiliates. For the avoidance of doubt, the Permitted Exception Documents do not include any Ground Leases.

“Permitted Facility Sublease”: As defined in Section 22.3(v).

“Permitted Facility Sublease Cap Amount”: An amount equal to ten percent (10%) of the 2018 EBITDAR Pool.

“Permitted Leasehold Mortgage”: Any mortgage, pledge agreement, security agreement, assignment of leases and rents, fixture filing or similar document creating or evidencing a lien on Tenant’s leasehold interest (or subleasehold interest) in all of the Leased Property, subject to exclusions with respect to items that are not capable of being mortgaged and that, in the aggregate, are de minimis (or all the direct or indirect interest therein at any tier of ownership, including without limitation, a lien on direct or indirect Equity Interests in Tenant), granted to or for the benefit of a Permitted Leasehold Mortgagee as security for the indebtedness of Tenant or its Affiliates.

“Permitted Leasehold Mortgagee”: The lender or noteholder or any agent or trustee or similar representative on behalf of one or more lenders or noteholders or other investors in connection with indebtedness secured by a Permitted Leasehold Mortgage, in each case as and to the extent such Person has the power to act (subject to obtaining the requisite instructions) on behalf of all lenders, noteholders or investors with respect to such Permitted Leasehold Mortgage; provided such lender or noteholder or any agent or trustee or similar representative (but not

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necessarily the lenders, noteholders or other investors which it represents) is a banking or other institution that in the ordinary course acts as a lender, agent or trustee or similar representative (in each case, on behalf of a group of lenders or noteholders) in respect of financings of such type; and provided, further, that, in all events, (i) no agent, trustee or similar representative shall be Tenant, CEOC, ERI, Guarantor or any of their Affiliates, respectively (each, a “Prohibited Leasehold Agent”), and (ii) no (A) Prohibited Leasehold Agent, (excluding any Person that is a Prohibited Leasehold Agent as a result of its ownership of publicly-traded shares in any Person), or (B) entity that owns, directly or indirectly (but excluding any ownership of publicly-traded shares in ERI or any of its Affiliates), higher than the lesser of (1) ten percent (10%) of the Equity Interests in Tenant or (2) a Controlling legal or beneficial interest in Tenant, may collectively hold an amount of the indebtedness secured by a Permitted Leasehold Mortgage higher than the lesser of (x) twenty-five percent (25%) thereof and (y) the principal amount thereof required to satisfy the threshold for requisite consenting lenders to amend the terms of such indebtedness that affect all lenders thereunder.

“Permitted Leasehold Mortgagee Designee”: An entity (other than a Prohibited Leasehold Agent) designated by a Permitted Leasehold Mortgagee and acting for the benefit of the Permitted Leasehold Mortgagee, or the lenders, noteholders or investors represented by the Permitted Leasehold Mortgagee.

“Permitted Operation Interruption”: Any of the following: (i) A material Casualty Event or Condemnation and reasonable periods of restoration of the Leased Property following the same, or (ii) periods of an Unavoidable Delay.

“Permitted Sportsbook Sublease”: Any operating agreement hereafter entered into pursuant to the MTSA by and between any one of the entities comprising Tenant under this Lease, on the one hand, and WH US Holdco, or any subsidiary thereof, on the other hand, relating to the operation of a sportsbook or similar wagering activities at any of the Facilities under this Lease, which operating agreement (including all provisions thereof) is identical in both form and substance to the CPLV Sportsbook Operating Agreement (including all provisions thereof, including the definitional and other provisions of the MTSA in effect as of the date hereof that are incorporated into the CPLV Sportsbook Operating Agreement) (other than solely (i) in respect of the real property to which such operating agreement relates, (ii) such changes that are necessary or advisable (based on the determination of outside legal counsel) to allow the provisions that are heretofore contained in the CPLV Sportsbook Operating Agreement (as embodied in the CPLV Sportsbook Operating Agreement or such other operating agreement entered into in accordance with this Lease) to comply with applicable law (including Gaming Regulations) and (iii) such other changes as do not adversely affect Landlord in any material respect).

“Person”: Any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other form of entity.

“Preceding Lease Year”: As defined in clause (c)(i) of the definition of Rent.

“Preliminary Studies”: As defined in Section 10.4(a).

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“Primary Intended Use”: (i) Hotel and resort and related uses, (ii) gaming and/or pari-mutuel use, including, without limitation, horsetrack, dogtrack and other similarly gaming-related sporting uses, (iii) ancillary retail and/or entertainment use, (iv) such other uses required under any Legal Requirements (including those mandated by any applicable regulators), (v) such other ancillary uses (including convention center and related uses), but in all events consistent with the current use of the Leased Property or any portion thereof as of the Commencement Date with respect to the Original Leased Property (or as of the Fourth Amendment Date with respect to the Chester Property or as of the Fifth Amendment Date with respect to the respective Fifth Amendment Additional Property) or with then-prevailing hotel, resort and gaming industry use, and/or (vi) such other use as shall be approved by Landlord from time to time in its reasonable discretion.

“Prime Rate”: On any date, a rate equal to the annual rate on such date publicly announced by JPMorgan Chase Bank, N.A. (provided that if JPMorgan Chase Bank, N.A. ceases to publish such rate, the Prime Rate shall be determined according to the comparable prime rate of another comparable nationally known money center bank reasonably selected by Landlord), to be its prime rate for ninety (90)-day unsecured loans to its corporate borrowers of the highest credit standing, but in no event greater than the maximum rate then permitted under applicable law.

“Prior Months”: As defined in the definition of CPI Increase.

“Proceeding”: As defined in Section 23.1(b).

“Prohibited Leasehold Agent”: As defined in the definition of Permitted Leasehold Mortgagee.

“Prohibited Persons”: As defined in Article XXXIX.

“Promotional Allowances”: As defined in the definition of Net Revenue.

“PropCo”: VICI Properties L.P., a Delaware limited partnership.

“PropCo 1”: VICI Properties 1 LLC, a Delaware limited liability company.

“Propco TRS”: As defined in the preamble.

“Property Documents”: Reciprocal easement and/or operating agreements, easements, covenants, exceptions, conditions and restrictions in each case affecting the Leased Property or any portion thereof, but excluding, in any event, all Fee Mortgage Documents.

“Property Specific Guest Data”: Any and all Guest Data, to the extent in or under the possession or control of Tenant, Services Co or their respective Affiliates, identifying, describing, concerning or generated by prospective, actual or past guests, website visitors and/or customers of the Facilities, including retail locations, restaurants, bars, casino and Gaming Facilities, spas and entertainment venues therein, but excluding, in all cases, (i) Guest Data that has been integrated into analytics, reports, or other similar forms in connection with the Caesars Rewards Program or any other customer loyalty program of Services Co and its Affiliates (it being understood that this exception shall not apply to such Guest Data itself, i.e., in its original form

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prior to integration into such analytics, reports, or other similar forms in connection with the Caesars Rewards Program or other customer loyalty program), (ii) Guest Data that concerns facilities that are owned or operated by ERI or its Affiliates, other than the Facilities and that does not concern the Facilities, and (iii) Guest Data that concerns Services Co Proprietary Information and Systems and is not specific to any Facility.

“Property Specific IP”: All Intellectual Property that is both (i) specific to the respective Facilities and (ii) currently or hereafter owned by CRC or its successors or any of their Subsidiaries, including the Intellectual Property set forth on Exhibit H, attached hereto.

“Qualified Replacement Guarantor”: A Person that satisfies the following requirements: (a) such Person shall Control or be under common Control with the Qualified Transferee; (b) such Person shall have total EBITDA for the most recently ended period of four (4) consecutive fiscal quarters for which financial statements are available (which shall have been prepared by a certified public accounting firm of national standing (it being understood that such firms of national standing shall not be limited to the “big four” accounting firms) and shall cover a period beginning no earlier than eighteen (18) months prior to the date of determination) (including such financial statements that are not publicly available) of at least Nine Hundred Million and No/100 Dollars ($900,000,000.00) immediately before giving effect to the subject transfer; (c) such Person shall be solvent and have a Market Capitalization of not less than Four Billion and No/100 Dollars ($4,000,000,000.00); (d) such Person (i) in the case of a Person with a Market Capitalization of less than Eight Billion and No/100 Dollars ($8,000,000,000.00), has a Total Leverage Ratio of less than or equal to 6.25:1.00 and a Total Net Leverage Ratio of less than or equal to 5.25:1.00, in each case, immediately before giving effect to the subject transfer or (ii) in the case of a Person with a Market Capitalization greater than or equal to Eight Billion and No/100 Dollars ($8,000,000,000.00), has a Total Leverage Ratio of less than or equal to 7.25:1.00 and a Total Net Leverage Ratio of less than or equal to 6.25:1.00, in each case, immediately before giving effect to the subject transfer; and (e) in the aggregate, (x) such Person’s assets located in the United States, (y) such Person’s Controlled Subsidiaries incorporated in, or organized under the laws of, the United States or any state or territory thereof or the District of Columbia (“Domestic Subsidiaries”) that are owned directly by such Person or by other Controlled Domestic Subsidiaries of such Person (provided, that, to the extent such Subsidiaries are not wholly owned by such Person, then unless such Subsidiaries executed joinders to the Replacement Guaranty, for purposes of clause (i) below (but not, for the avoidance of doubt, clause (ii) below), the EBITDA generated by such Subsidiary shall be limited to such Person’s pro rata ownership interests in such Subsidiary), and (z) assets located in the United States owned directly or indirectly by such Person’s Subsidiaries that are not Domestic Subsidiaries so long as such non-Domestic Subsidiaries have executed joinders to the Replacement Guaranty, shall (i) generate EBITDA for the most recently ended period of four (4) consecutive fiscal quarters for which financial statements are available (which shall have been prepared by a certified public accounting firm of national standing (it being understood that such firms of national standing shall not be limited to the “big four” accounting firms) and shall cover a period beginning no earlier than eighteen (18) months prior to the date of determination) of at least Five Hundred Million and No/100 Dollars ($500,000,000.00) and (ii) have a Total Leverage Ratio of less than or equal to 6.75:1.00 and a Total Net Leverage Ratio of less than or equal to 5.75:1.00, in each case in this clause (e), immediately before giving effect to the subject transfer. Any Qualified Replacement Guarantor that is not organized in the United States (and any Affiliates thereof that executed joinders to the

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guaranty) shall consent to jurisdiction of, and venue in, New York courts with respect to any action or proceeding with respect to this Lease, any Other Lease, the Guaranty, any Other Guaranty and any Replacement Guaranty. For purposes of hereof, a Person shall be “solvent” if such Person shall (i) not be “insolvent” as such term is defined in Section 101 of title 11 of the United States Code, (ii) be generally paying its debts (other than those that are in bona fide dispute) when they become due, and (iii) be able to pay its debts as they become due.

“Qualified Replacement Manager”: A Person that manages (or is under the Control of or common Control with an Affiliate that manages) a casino resort property (other than the Leased Property) that (i) satisfies the Minimum Facilities Threshold, (ii) has gross revenues of not less than Seven Hundred Fifty Million and No/100 Dollars ($750,000,000.00) per year for each of the preceding three (3) years as of the date of determination, and (iii) on the date of determination, is at least of comparable standard of quality as the Leased Property. By way of example only, and without limitation, as of the Commencement Date, each of the following casino resort properties satisfies the requirements of clause (iii) of the foregoing sentence: Bellagio, Aria, Venetian (Las Vegas), Palazzo, Wynn (Las Vegas), Encore, City of Dreams (Macau), Galaxy Macau, Sands Cotai, Venetian Macau, MGM Grand Macau, Wynn Macau, and Marina Bay Sands (Singapore). At the time of appointment, such Person (a) shall not be subject to a bankruptcy, insolvency or similar proceeding, (b) shall have never been convicted of, or pled guilty or no contest to, a Patriot Act Offense and shall not be on any Government List, (c) shall not be, and shall not be controlled by, an Embargoed Person or a person that has been found “unsuitable,” for any reason, by any applicable Gaming Authority, (d) shall have not been the subject of a material governmental or regulatory investigation which resulted in a conviction for criminal activity involving moral turpitude, (e) shall have not been found liable pursuant to a non-appealable judgment in a civil proceeding for attempting to hinder, delay or defraud creditors, (f) shall have all required licenses and approvals required under applicable law (including Gaming Regulations), including all required Gaming Licenses for itself, its officers, directors, and Affiliates (including officers and directors of its Affiliates) to manage the Facility, and (g) shall not be a Landlord Prohibited Person.

“Qualified Successor Tenant”: As defined in Section 36.3.

“Qualified Transferee”: A transferee that satisfies all of the following requirements: (a) such transferee (1) has, collectively with the Qualified Replacement Guarantor, a Market Capitalization (exclusive of the Leased Property) of no less than Four Billion and No/100 Dollars ($4,000,000,000.00), (2) has or is Controlled by a Person that has demonstrated expertise in owning or operating real estate or gaming properties, (3) unless such transferee is a replacement Tenant hereunder, shall Control the replacement Tenant, and (4) shall Control, be Controlled by or be under common Control with Qualified Replacement Guarantor; (b) such transferee and all of its applicable officers, directors and Affiliates (including the officers and directors of its Affiliates), to the extent required under applicable Gaming Regulations or other Legal Requirements, (i) are licensed and certified by applicable Gaming Authorities and hold all required Gaming Licenses to operate the Facility in accordance herewith and (ii) are otherwise found suitable to lease the Leased Property in accordance herewith; (c) such transferee has not been the subject of a material governmental or regulatory investigation which resulted in a conviction for criminal activity involving moral turpitude and has not been found liable pursuant to a non-appealable judgment in a civil proceeding for attempting to hinder, delay or defraud creditors; (d) such transferee has never been convicted of, or pled guilty or no contest to, a Patriot Act Offense

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and is not on any Government List; (e) such transferee has not been the subject of a voluntary or involuntary (to the extent the same has not been discharged) bankruptcy proceeding during the prior five (5) years from the applicable date of determination; (f) such transferee is not, and is not Controlled by, an Embargoed Person or a person that has been found “unsuitable” for any reason or has had any application for a Gaming License withdrawn “with prejudice” by any applicable Gaming Authority; (g) such transferee shall not be a Landlord Prohibited Person; and (h) such transferee is not associated with a person who has been found “unsuitable”, denied a Gaming License or otherwise precluded from participation in the Gaming Industry by any Gaming Authority where such association would reasonably be expected to adversely affect any of Landlord’s or its Affiliates’ Gaming Licenses or Landlord’s or its Affiliates’ then-current standing with any Gaming Authority.

“REIT”: A “real estate investment trust” within the meaning of Section 856(a) of the Code or any similar or successor provision thereto.

“Released Cluster Parcel”: A Cluster Parcel that has been acquired by Tenant pursuant to Article XXIX.

“Released Cluster Parcel Development”: Any development of any Released Cluster Parcels (or any portion(s) of any Released Cluster Parcels), whether individually, or as part of the development of any other land that does not comprise a Released Cluster Parcel (or portion thereof).

“Renewal Notice”: As defined in Section 1.4.

“Renewal Term”: As defined in Section 1.4.

“Renewal Term Decrease”: As defined in clause (c)(ii)(B) of the definition of Rent.

“Renewal Term Increase”: As defined in clause (c)(ii)(A) of the definition of Rent.

“Renewal Term Variable Rent Period”: As defined in clause (c)(ii) of the definition of Rent.

“Rent”: An annual amount payable as provided in Article III, calculated as follows:

(a)    (i) For the first (1st) Lease Year, Rent shall be equal to Four Hundred Thirty-Three Million Three Hundred Thousand and No/100 Dollars ($433,300,000.00), (ii) for the second (2nd) Lease Year, Rent shall be equal to Four Hundred Sixty Million Seven Hundred Ninety-Nine Thousand Five Hundred and No/100 Dollars ($460,799,500.00) (provided, that for the second (2nd) Lease Year only, an incremental portion of the annual Rent due for such Lease Year equal to Twenty-One Million and No/100 Dollars ($21,000,000.00) relating to the Chester Property (which Twenty-One Million and No/100 Dollars ($21,000,000.00) is included in the Four Hundred Sixty Million Seven Hundred Ninety-Nine Thousand Five Hundred and No/100 Dollars ($460,799,500.00) amount in this clause (ii)) shall be prorated and payable only with respect to the period from and after the Fourth Amendment Date such that Tenant shall not be required to pay any portion of such incremental portion of the annual Rent relating to the Chester Property with respect to the portion of the second (2nd) Lease Year occurring prior to the Fourth Amendment

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Date); (iii) for the third (3rd) Lease Year, Rent shall be equal to Six Hundred Twenty-One Million Seven Hundred Eleven Thousand Four Hundred Ninety-Two and 52/100 Dollars ($621,711,492.52)(provided, that, for the third (3rd) Lease Year only, an incremental portion of the annual Rent due for such Lease Year in an amount equal to One Hundred Fifty-Four Million and No/100 Dollars ($154,000,000.00) relating to the Fifth Amendment Additional Property (the “Fifth Amendment Date Rent Increase”) (which Fifth Amendment Date Rent Increase amount is included in the Six Hundred Twenty-One Million Seven Hundred Eleven Thousand Four Hundred Ninety-Two and 52/100 Dollars ($621,711,492.52) amount in this clause (iii)) shall be prorated and payable only with respect to the period from and after the Fifth Amendment Date such that Tenant shall not be required to pay any portion of the Fifth Amendment Date Rent Increase with respect to the portion of the third (3rd) Lease Year occurring prior to the Fifth Amendment Date), and (iv) for the fourth (4th) through and including the seventh (7th) Lease Years, the Rent payable for each such Lease Year shall be adjusted as provided in the next succeeding sentence. On each Escalator Adjustment Date during the fourth (4th) through and including the seventh (7th) Lease Years, the Rent payable for each such Lease Year shall be adjusted to be equal to the Rent payable for the immediately preceding Lease Year (as in effect on the last day of such preceding Lease Year, assuming, for the avoidance of doubt, for purposes of the calculation under this sentence, that the incremental portion of the annual Rent comprising the Fifth Amendment Date Rent Increase was paid (without proration) for the period from the first (1st) day of the third (3rd) Lease Year through the Fifth Amendment Date), multiplied by the Escalator. For purposes of clarification, there shall be no Variable Rent (defined below) payable during the first seven (7) Lease Years.

(b)    From and after the commencement of the eighth (8th) Lease Year, until the Initial Stated Expiration Date, annual Rent shall be comprised of both a base rent component (“Base Rent”) and a variable rent component (“Variable Rent”), each such component of Rent calculated as provided below:

(i)    Base Rent shall equal (w) for the eighth (8th) Lease Year, the product of seventy percent (70%) of Rent in effect as of the last day of the seventh (7th) Lease Year, multiplied by the Escalator, (x) for the ninth (9th) and tenth (10th) Lease Years, the Base Rent payable for the immediately preceding Lease Year, as applicable (as in effect on the last day of such preceding Lease Year), multiplied by the Escalator in each case, (y) for the eleventh (11th) Lease Year, the product of eighty percent (80%) of Rent in effect as of the last day of the tenth (10th) Lease Year, multiplied by the Escalator, and (z) for each Lease Year from and after the commencement of the twelfth (12th) Lease Year until the Initial Stated Expiration Date, the Base Rent payable for the immediately preceding Lease Year, as applicable (as in effect on the last day of such preceding Lease Year), multiplied by the Escalator in each case.

(ii)    Variable Rent shall be calculated as further described in this clause (b)(ii). Throughout the Term, Variable Rent shall not be subject to the Escalator.

(A)    For each Lease Year from and after commencement of the eighth (8th) Lease Year through and including the end of the tenth (10th) Lease Year (the “First Variable Rent Period”), Variable Rent shall be a fixed annual amount equal to thirty percent (30%) of the Rent for the seventh (7th) Lease Year (such amount, the “Variable Rent Base Amount”), adjusted as follows (such resulting annual amount being referred to herein as “Year 8-10 Variable Rent”):

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(x) in the event that the sum of (1) average annual Net Revenue and (2) the average annual Joliet Net Revenue, in each case for the three (3) consecutive Fiscal Periods ending immediately prior to the end of the seventh (7th) Lease Year (such sum, the “First VRP Net Revenue Amount”; and the quotient (expressed as a percentage) of (I) the average annual Net Revenue for such three (3) consecutive Fiscal Periods divided by (II) the First VRP Net Revenue Amount, the “First VRP Regional Percentage of Aggregate Net Revenues”), exceeds the sum of (1) the Base Net Revenue Amount and (2) the Joliet Base Net Revenue Amount (any such excess, the “Year 8 Increase”), the Year 8-10 Variable Rent shall equal the Variable Rent Base Amount increased by an amount equal to (a) four percent (4%) multiplied by (b)(i) the Year 8 Increase multiplied by (ii) the First VRP Regional Percentage of Aggregate Net Revenues; or

(y) in the event that the First VRP Net Revenue Amount is less than the sum of (1) the Base Net Revenue Amount and (2) the Joliet Base Net Revenue Amount (any such difference, the “Year 8 Decrease”), the Year 8-10 Variable Rent shall equal the Variable Rent Base Amount decreased by an amount equal to (a) four percent (4%) multiplied by (b)(i) the Year 8 Decrease multiplied by (ii) the First VRP Regional Percentage of Aggregate Net Revenues.

(B)    For each Lease Year from and after the commencement of the eleventh (11th) Lease Year through and including the end of the fifteenth (15th) Lease Year (the “Second Variable Rent Period”), Variable Rent shall be equal to a fixed annual amount equal to twenty percent (20%) of the Rent for the tenth (10th) Lease Year (such amount, the “Second Variable Rent Base Amount”), adjusted as follows (such resulting annual amount being referred to herein as the “Year 11-15 Variable Rent”):

(x) in the event that the sum of (1) the average annual Net Revenue and (2) the average annual Joliet Net Revenue, in each case for the three (3) consecutive Fiscal Periods ending immediately prior to the end of the tenth (10th) Lease Year (such sum, the “Second VRP Net Revenue Amount”; and the quotient (expressed as a percentage) of (I) the average annual Net Revenue for such three (3) consecutive Fiscal Periods divided by (II) the Second VRP Net Revenue Amount, the “Second VRP Regional Percentage of Aggregate Net Revenues”), exceeds the First VRP Net Revenue Amount (any such excess, the “Year 11 Increase”), the Year 11-15 Variable Rent shall equal the Second Variable Rent Base Amount increased by an amount equal to (a) four percent (4%) multiplied by (b)(i) the Year 11 Increase multiplied by (ii) the Second VRP Regional Percentage of Aggregate Net Revenues; or

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(y) in the event that the Second VRP Net Revenue Amount, is less than the First VRP Net Revenue Amount (any such difference, the “Year 11 Decrease”), the Year 11-15 Variable Rent shall equal the Second Variable Rent Base Amount decreased by an amount equal to (a) four percent (4%) multiplied by (b)(i) the Year 11 Decrease multiplied by (ii) the Second VRP Regional Percentage of Aggregate Net Revenues.

(C) For each Lease Year from and after the commencement of the sixteenth (16th) Lease Year through and including the Initial Stated Expiration Date (the “Third Variable Rent Period”), Variable Rent shall be equal to a fixed annual amount equal to the Year 11-15 Variable Rent (such amount, the “Third Variable Rent Base Amount”), adjusted as follows (such resulting annual amount being referred to herein as the “Year 16-IED Variable Rent”):

(x) in the event that the sum of (1) the average annual Net Revenue and (2) the average annual Joliet Net Revenue, in each case for the three (3) consecutive Fiscal Periods ending immediately prior to the end of the fifteenth (15th) Lease Year (such sum, the “Third VRP Net Revenue Amount”; and the quotient (expressed as a percentage) of (I) the average annual Net Revenue for such three (3) consecutive Fiscal Periods divided by (II) the Third VRP Net Revenue Amount, the “Third VRP Regional Percentage of Aggregate Net Revenues”), exceeds the Second VRP Net Revenue Amount (any such excess, the “Year 16 Increase”), the Year 16-IED Variable Rent shall equal the Third Variable Rent Base Amount increased by an amount equal to (a) four percent (4%) multiplied by (b)(i) the Year 16 Increase multiplied by (ii) the Third VRP Regional Percentage of Aggregate Net Revenues; or

(y) in the event that the Third VRP Net Revenue Amount, is less than the Second VRP Net Revenue Amount (any such difference, the “Year 16 Decrease”), the Year 16-IED Variable Rent shall equal the Third Variable Rent Base Amount decreased by an amount equal to (a) four percent (4%) multiplied by (b)(i) the Year 16 Decrease multiplied by (ii) the Third VRP Regional Percentage of Aggregate Net Revenues.

(c)    For each Renewal Term, annual Rent shall be comprised of both Base Rent and Variable Rent, each such component of Rent calculated as provided below:

(i)    Subject to clause (c)(iii) below, Base Rent for the first (1st) Lease Year of such Renewal Term shall be adjusted to be equal to the applicable annual Fair Market Base Rental Value; provided that (A) in no event will the Base Rent be less than the Base Rent in effect as of the last day of the Lease Year immediately preceding the commencement of such Renewal Term (such immediately preceding year, the respective “Preceding Lease Year”), (B) no such adjustment shall cause Base Rent to be increased by more than ten percent (10%) of the Base Rent in effect as of the last day of the Preceding Lease Year and (C) such Fair Market Base Rental Value shall be determined as provided in Section 34.1. On each Escalator Adjustment Date during such Renewal Term, the Base

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Rent payable for such Lease Year shall be equal to the Base Rent payable for the immediately preceding Lease Year (as in effect on the last day of such preceding Lease Year), multiplied by the Escalator.

(ii)    Subject to clause (c)(iii) below, Variable Rent for each Lease Year during such Renewal Term (for each Renewal Term, the “Renewal Term Variable Rent Period”) shall be equal to the Variable Rent in effect as of the last day of the Preceding Lease Year, adjusted as follows:

(A)    in the event that the sum of (1) the average annual Net Revenue and (2) the average annual Joliet Net Revenue, in each case for the three (3) consecutive Fiscal Periods ending immediately prior to the end of the Preceding Lease Year (such sum, the respective “Applicable Renewal Term VRP Net Revenue Amount”; and the quotient (expressed as a percentage) of (I) the average annual Net Revenue for such three (3) consecutive Fiscal Periods divided by (II) such Applicable Renewal Term VRP Net Revenue Amount, the respective “Applicable Renewal Term VRP Regional Percentage of Aggregate Net Revenues”), exceeds the sum of (1) the average annual Net Revenue and (2) the average annual Joliet Net Revenue, in each case for the three (3) consecutive Fiscal Periods ending immediately prior to the end of the Lease Year five (5) years prior to the Preceding Lease Year (except, with respect to the first (1st) Renewal Term, instead of the Lease Year five (5) years prior to the Preceding Lease Year, it shall be the fifteenth (15th) Lease Year) (i.e., (x) in respect of the first (1st) Renewal Term, the three (3) consecutive Fiscal Periods ending immediately prior to the end of the fifteenth (15th) Lease Year, and (y) in respect of each subsequent Renewal Term, the three (3) consecutive Fiscal Periods ending immediately prior to the end of the Lease Year immediately preceding the first (1st) Lease Year of the immediately preceding Renewal Term) (any such excess, the respective “Renewal Term Increase”), the Variable Rent for such Renewal Term shall equal the Variable Rent in effect as of the last day of the Preceding Lease Year increased by an amount equal to (a) four percent (4%) multiplied by (b)(i) such Renewal Term Increase multiplied by (ii) such Applicable Renewal Term VRP Regional Percentage of Aggregate Net Revenues; or

(B)    in the event that such Applicable Renewal Term VRP Net Revenue Amount is less than the sum of (1) the average annual Net Revenue and (2) the average annual Joliet Net Revenue, in each case for the three (3) consecutive Fiscal Periods ending immediately prior to the end of the Lease Year five (5) years prior to the Preceding Lease Year (except, with respect to the first (1st) Renewal Term, instead of the Lease Year five (5) years prior to the Preceding Lease Year, it shall be the fifteenth (15th) Lease Year) (i.e., (x) in respect of the first (1st) Renewal Term, the three (3) consecutive Fiscal Periods ending immediately prior to the end of fifteenth (15th) Lease Year and (y) in respect of each subsequent Renewal Term, the three (3) consecutive Fiscal Periods ending immediately prior to the end of the Lease Year immediately preceding the first (1st) Lease Year of the immediately preceding Renewal Term) (any such difference, the respective “Renewal Term Decrease”), the Variable Rent for such Renewal Term shall equal the Variable Rent

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in effect as of the last day of the Preceding Lease Year decreased by an amount equal to (a) four percent (4%) multiplied by (b)(i) such Renewal Term Decrease multiplied by (ii) such Applicable Renewal Term VRP Regional Percentage of Aggregate Net Revenues.

(iii)    Notwithstanding anything to the contrary set forth in clauses (c)(i) or (c)(ii) above, with respect to any Renewal Term that would cause the Term to extend beyond the expiration of the Maximum Fixed Rent Term (after taking into account Maximum Fixed Rent Term extensions, if any, pursuant to clause (c)(iv) below) for any Leased Property (each, an “Excluded Renewal Property”), Rent for such Renewal Term shall be equal to the sum of: (x) the Base Rent as calculated in accordance with clause (c)(i) above (including, to the extent applicable, the adjustments provided in clauses (c)(i)(A) and (c)(i)(B) above), plus (y) the Variable Rent as calculated in accordance with clause (c)(ii) above; minus (z) an amount equal to the sum of the Rent Reduction Amounts with respect to each Excluded Renewal Property.

(iv)    Prior to delivery of any Renewal Notice for any Renewal Term that would cause the Term through such Renewal Term to exceed the Maximum Fixed Rent Term for any Leased Property, if Tenant obtains an appraisal reasonably satisfactory to Landlord, prepared by an appraiser reasonably satisfactory to Landlord, which appraisal concludes that, based on the condition of the Leased Property at the time of such appraisal, the expected useful life of such Leased Property (measured from the Commencement Date) exceeds one hundred twenty-five percent (125%) of the Term through such Renewal Term, the Maximum Fixed Rent Term for such Leased Property shall be extended through the end of such Renewal Term and thereafter for the longest fixed rent term that would be supported by such appraisal. Notwithstanding the preceding sentence or anything otherwise to the contrary contained herein (including Section 1.4 and Article XXXVI hereof), the Parties hereby acknowledge and agree that the foregoing adjustments in this clause (iv) to the Term of certain Leased Property shall not apply to the Chester Property, and in no event shall the Term of this Lease with respect to the Chester Property be extended past twenty-nine (29) years and three hundred sixty-four (364) days from and after the Fifth Amendment Date.

The Parties hereby acknowledge and agree that in the event that either an L1/L2 Transfer (as defined in the Joliet Lease) is consummated in accordance with the terms and conditions thereof or the Joliet Lease is assigned by the Joliet Landlord to a third party Acquirer (as defined in the Joliet Lease) in accordance with the terms and conditions thereof, then the Joliet Net Revenue and Joliet Base Net Revenue Amount shall be disregarded for all purposes of calculating Variable Rent hereunder.

Notwithstanding anything herein to the contrary, (i) but subject to clause (c)(iii) above and any reduction in Rent by the Rent Reduction Amount or the L1/L2 Rent Reduction Amount pursuant to and in accordance with the terms of this Lease, in no event shall annual Base Rent during any Lease Year after the seventh (7th) Lease Year be less than seventy percent (70%) of the Rent in the seventh (7th) Lease Year, and (ii) in no event shall the Variable Rent be less than Zero Dollars ($0.00).

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If any Leased Property or component thereof is transferred or deemed to be transferred to the Southern Indiana Barge TRS pursuant to Section 1.1, the Rent shall be appropriately increased so that the amount of such Rent, reduced by the amount of all U.S. federal income taxes payable by the Southern Indiana Barge TRS with respect to the receipt of Rent (including any U.S. federal income taxes payable in respect of the adjustment to Rent described in this sentence) shall equal the amount of Rent which Landlord would otherwise be entitled to receive in respect of the Leased Property or component thereof transferred or deemed to be transferred to the Southern Indiana Barge TRS; provided, however, that Landlord and Southern Indiana Barge TRS shall use commercially reasonable efforts, at no material cost or expense to Landlord, Southern Indiana Barge TRS or their respective Affiliates, to take appropriate measures to mitigate the amount of U.S. federal income taxes payable by the Southern Indiana Barge TRS with respect to the receipt of Rent and otherwise.

The Parties hereby acknowledge that on the Fourth Amendment Date a prepayment of Rent in kind in the amount of Twenty-Seven Million and No/100 Dollars ($27,000,000.00) was deemed to have been made by Tenant and received by Landlord, which amount is in addition to all other amounts otherwise required to be payable as Rent hereunder.

“Rent Reduction Amount”: (i) With respect to the Base Rent, a proportionate reduction of Base Rent, which proportionate amount shall be determined by comparing (1) the EBITDAR of Tenant from the Leased Property for the Trailing Test Period versus (2) the EBITDAR of Tenant from the Leased Property for the Trailing Test Period calculated to remove the EBITDAR attributable to the portion of the Leased Property affected by the Partial Taking or that is being removed from this Lease (as applicable) and (ii) with respect to Variable Rent, a proportionate reduction of Variable Rent calculated in the same manner as set forth with respect to Base Rent above. Following the application of the Rent Reduction Amount to the Rent hereunder, for purposes of calculating any applicable adjustments to Variable Rent based on increases or decreases in Net Revenue, such calculations of Net Revenue shall exclude Net Revenue attributable to the portion of the Leased Property affected by the Partial Taking or that was removed from this Lease (even if such portion of the Leased Property had not yet been affected by the Partial Taking nor removed from this Lease as of the applicable Lease Year for which Net Revenue is being measured).

“Replacement Guaranty”: A guaranty made by a Qualified Replacement Guarantor which shall contain provisions, terms and conditions similar in form and substance to the provisions, terms and conditions of the Guaranty.

“Replacement Guaranty (L1 Transfer)” or “Replacement Guaranty (L2 Transfer)”: A guaranty of all obligations of an L1 Successor Tenant or L2 Successor Tenant, as the case may be, under an L1/L2 Severance Lease, which shall contain provisions, terms and conditions similar in substance to the form of guaranty used in connection with the Penn Master Lease.

“Replacement Management Agreement”: A management agreement with respect to the management of the Facilities, between a Qualified Replacement Manager and a Qualified Transferee, that provides for the management of the Leased Property on terms and conditions not materially less favorable to Tenant (and the Leased Property), (i) with respect to a Qualified Replacement Manager that is an Affiliate of the Qualified Transferee, than as provided in the

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MLSA (as defined in the Amended Original Lease), or (ii) with respect to a Qualified Replacement Manager that is not an Affiliate of the Qualified Transferee, than would be obtained in an arm’s-length management agreement with a third party, and, in all events the provisions, terms and conditions thereof shall not be intended to or designed to frustrate, vitiate or reduce the payment of Variable Rent or the other provisions of this Lease.

“Reporting Subsidiary”: Any entity required by GAAP to be consolidated for financial reporting purposes by a Person, regardless of ownership percentage.

“Representatives”: With respect to any Person, such Person’s officers, employees, directors, accountants, attorneys and other consultants, experts or agents of such Person, and actual or prospective arrangers, underwriters, investors or lenders with respect to indebtedness or Equity Interests that may be incurred or issued by such Person or such Person’s Affiliates (including any Additional Fee Mortgagee), to the extent that any of the foregoing actually receives non-public information hereunder. In addition, and without limitation of the foregoing, the term “Representatives” shall include, (a) in the case of Landlord, PropCo 1, PropCo, Landlord REIT and any Affiliate thereof, and (b) in the case of Tenant, CEOC, ERI and any Affiliate thereof.

“Required Capital Expenditures”: The applicable Capital Expenditures required to satisfy the Minimum Cap Ex Requirements.

“Required Removal Exceptions”: As defined in Section 29.2(a)(vi).

“Retail Sales”: As defined in the definition of Net Revenue.

“Right to Terminate Notice”: As defined in Section 17.1(d).

“ROFR Agreement”: That certain Second Amended and Restated Right of First Refusal Agreement, dated as of the Fourth Amendment Date, by and between CEC and PropCo, as amended, modified or supplemented from time to time, as the same is being terminated on the date hereof.

“SEC”: The United States Securities and Exchange Commission.

“Second Lien Indenture”: That certain Second-Priority Senior Secured Notes due 2023 Indenture dated as of the Commencement Date, among PropCo 1, VICI FC Inc., a Delaware corporation, the Subsidiary Guarantors (as defined therein) party thereto from time to time, and UMB Bank, National Association, as trustee.

“Second Variable Rent Base Amount”: As defined in clause (b)(ii)(B) of the definition of Rent.

“Second Variable Rent Period”: As defined in clause (b)(ii)(B) of the definition of Rent.

“Second VRP Net Revenue Amount”: As defined in clause (b)(ii)(B)(x) of the definition of Rent.

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“Second VRP Regional Percentage of Aggregate Net Revenues”: As defined in clause (b)(ii)(B)(x) of the definition of Rent.

“Section 34.2 Dispute”: As defined in Section 34.2.

“Securities Act”: The Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Services Co”: Caesars Enterprise Services LLC or any additional, replacement or successor services company engaged in performing services on behalf of Tenant and related entities similar, in whole or in part, to those performed by, or contemplated to be performed by, Caesars Enterprise Services LLC on the Commencement Date.

“Services Co Proprietary Information and Systems”: All of the following Intellectual Property owned by or licensed to Services Co or its Subsidiaries: (i) proprietary information, techniques and methods of operating gaming, hotel and related businesses; (ii) proprietary information, techniques and methods of designing games used in gaming and related businesses; (iii) proprietary information, techniques and methods of training employees in the gaming, hotel and related business; and (iv) proprietary business plans, projections and marketing, advertising and promotion plans, strategies, and systems.

“Severance Guaranty”: A separate guaranty amongst Guarantor and the transferee landlord under the Severance Lease, which Severance Guaranty shall be in form and substance similar to the Guaranty but shall reflect that such Severance Guaranty shall only apply to the Facility (or Facilities) leased pursuant to the applicable Severance Lease. After the creation of a Severance Guaranty with an Affiliate of Landlord, such Severance Guaranty shall be considered an Other Guaranty hereunder.

“Severance Lease”: A separate lease with respect to a Facility, created when Landlord transfers a specific Facility (or Facilities), which lease shall comply with the requirements set forth in Article XVIII hereof. After the creation of a Severance Lease with an Affiliate of Landlord, such Severance Lease shall be considered an Other Lease hereunder.

“Short Term Projects”: As defined in Section 29.1.

“Software”: As they exist anywhere in the world, any computer software, firmware, microcode, operating system, embedded application, or other program, including all source code, object code, specifications, databases, designs and documentation related to such programs.

“Southern Indiana Barge TRS”: As defined in Section 1.1.

“Southern Indiana Redevelopment Project”: The relocation of the casino at the Southern Indiana Leased Property from a barge to a portion of the Leased Property that, prior to such relocation, consisted of vacant land adjacent to the hotel located at such Leased Property, which shall be constructed in accordance with this Lease.

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“SPE Tenant”: Collectively or individually, as the context may require, each Tenant other than CEOC.

“Specified Sublease”: Any Sublease (a) (i) affecting any portion of the Original Leased Property, and (ii) in effect on the Commencement Date, (b) (i) affecting any portion of the Chester Property and (ii) in effect on the Fourth Amendment Date, and (c) (i) affecting any portion of the Fifth Amendment Additional Property and (ii) in effect on the Fifth Amendment Date. A list of all Specified Subleases as of the Fifth Amendment Date is annexed as Schedule 4 hereto.

“Specified Tenant Indemnified Parties”: As defined in Section 21.1(iii).

“Stated Expiration Date”: As defined in Section 1.3.

“Stub Period”: As defined in Section 10.5(a)(v).

“Stub Period Multiplier”: As defined in Section 10.5(a)(v).

“Subject Entity”: As defined in the definition of Change of Control.

“Subject Facility”: As defined in Section 13.10(a).

“Subject Transaction”: As defined in the definition of Change of Control.

“Sublease”: (i) Any sublease, sub-sublease, license, management agreement to operate (but not occupy as a tenant) a particular space at a Facility, or other similar agreement in respect of use or occupancy of any portion of the Leased Property, but excluding Bookings and (ii) without limitation of clause (i), any Permitted Sportsbook Sublease.

“Subsidiary”: As to any Person, (i) any corporation more than fifty percent (50%) of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time of determination owned by such Person and/or one or more Subsidiaries of such Person, and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a fifty percent (50%) Equity Interest at the time of determination.

“Subsequent Appraisal Date”: As defined in Section 29.2(b).

“Subtenant”: The tenant or, as the context may require, the manager or similar counterparty, under any Sublease.

“Successor Tenant”: As defined in Section 36.1.

“Successor Tenant Rent”: As defined in Section 36.3.

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“System-wide IP”: All of the Intellectual Property (in each case, excluding Property Specific IP and Property Specific Guest Data) that (i) Services Co or any of its Subsidiaries currently license, contemplate to license or otherwise provide to facilitate the provision of services by or on behalf of Services Co or any of its Subsidiaries to any properties owned by CEOC or its Affiliates, (ii) Services Co or any of its Subsidiaries currently provide or contemplate to provide pursuant to, or is otherwise necessary for the performance of, any property management agreement applicable to a property owned by CEOC or an Affiliate of CEOC, (iii) is necessary for the provision of Enterprise Services by Services Co or any of its Subsidiaries, (iv) is generally used by CEOC, its Affiliates and their respective Subsidiaries for their respective properties, including any and all Intellectual Property comprising and/or related to the Caesars Rewards Program, or (v) is developed, created or acquired by or on behalf of Services Co or any of its Subsidiaries and is not a derivative work of any Intellectual Property licensed to Services Co.

“Taking”: Any taking of all or any part of the Leased Property and/or the Leasehold Estate or any part thereof, in or by Condemnation, including by reason of the temporary requisition of the use or occupancy of all or any part of the Leased Property by any governmental authority, civil or military.

“Tenant”: As defined in the preamble.

“Tenant Capital Improvement”: A Capital Improvement other than a Material Capital Improvement funded by Landlord pursuant to a Landlord MCI Financing. The term “Tenant Capital Improvement” shall not include Capital Improvements conveyed by Tenant to Landlord.

“Tenant Competitor”: As of any date of determination, any Person (other than Tenant and its Affiliates) that is engaged, or is an Affiliate of a Person that is engaged, in the ownership or operation of a Gaming business; provided, that, (i) for purposes of the foregoing, ownership of the real estate and improvements where a Gaming business is conducted, without ownership of the Gaming business itself, shall not be deemed to constitute the ownership of a Gaming business, (ii) any investment fund or other Person with an investment representing an equity ownership of fifteen percent (15%) or less in a Tenant Competitor and no Control over such Tenant Competitor shall not be a Tenant Competitor, (iii) solely for purposes of Section 18.4(c), a Person with an investment representing an equity ownership of twenty-five percent (25%) or less in a Non-Core Tenant Competitor shall be deemed to not have Control over such Tenant Competitor, (iv) Landlord shall not be deemed to become a Tenant Competitor by virtue of it or its Affiliate’s acquiring ownership of, or engaging in the ownership or operation of, a Gaming business, if Landlord or any of its Affiliates first offered (prior to the Fifth Amendment Date) CEC (or its Subsidiary, as applicable) the opportunity to lease and manage such Gaming business pursuant to the ROFR Agreement and CEC (or its Subsidiary, as applicable) did not accept such offer, and (v) neither Landlord nor any of its Affiliates shall be a Tenant Competitor by reason of Landlord or its Affiliate’s ownership of an interest in CR Baltimore Holdings, LLC, CBAC Gaming, LLC or any of their respective subsidiaries.

“Tenant Event of Default”: As defined in Section 16.1.

“Tenant Indemnified Party”: As defined in Section 21.1.

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“Tenant Material Capital Improvement”: As defined in Section 10.4(e).

“Tenant Party”: As defined in the definition of Licensing Event.

“Tenant Prohibited Person”: Any Person that is (or is owned or Controlled by a Person that is) generally recognized in the community as being a Person of ill repute or who has or is reasonably believed to have an adverse reputation or character, in either case, which is more likely than not to jeopardize Tenant’s or any of its Affiliates’ ability to hold a Gaming License or to be associated with a Gaming licensee under any applicable Gaming Regulations (other than any Gaming Authority established by any Native American tribe).

“Tenant Transferee Requirement”: As defined in Section 22.2(i).

“Tenant’s Initial Financing”: The financing provided under that certain Credit Agreement, dated as of December 22, 2017, among CRC, as borrower, the other borrowers party thereto from time to time, the Lenders (as defined therein) party thereto from time to time and Credit Suisse AG, Cayman Islands Branch, as administrative agent for the Lenders and collateral agent for the Secured Parties (as defined therein), as amended by that certain First Amendment to Credit Agreement, dated as of June 15, 2020, as modified by that certain Incremental Assumption Agreement No. 1, dated on or about the Fifth Amendment Date and that certain Incremental Assumption Agreement No. 2, dated on or about the Fifth Amendment Date.

“Tenant’s MCI Intent Notice”: As defined in Section 10.4(a).

“Tenant’s Property”: All assets of Tenant and its Subsidiaries (other than the Leased Property and, for purposes of Article XXXVI only, any Intellectual Property that will not be transferred to a Successor Tenant under Article XXXVI) primarily related to or used in connection with the operation of the business conducted on or about the Leased Property or any portion thereof, together with all replacements, modifications, additions, alterations and substitutes therefor and including all goodwill and going concern value associated with Tenant’s Property.

“Term”: As defined in Section 1.3.

“Third-Party MCI Financing”: As defined in Section 10.4(c).

“Third Variable Rent Base Amount”: As defined in clause (b)(ii)(C) of the definition of Rent.

“Third Variable Rent Period”: As defined in clause (b)(ii)(C) of the definition of Rent.

“Third VRP Net Revenue Amount”: As defined in clause (b)(ii)(C)(x) of the definition of Rent.

“Third VRP Regional Percentage of Aggregate Net Revenues”: As defined in clause (b)(ii)(C)(x) of the definition of Rent.

“Title Violation”: As defined in Section 21.2.

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“Total Leverage Ratio”: With respect to any Person and its Subsidiaries on a consolidated basis, on any date, the ratio of (i) the aggregate principal amount of (without duplication) all indebtedness consisting of Capital Lease Obligations, indebtedness for borrowed money, unreimbursed obligations in respect of drawn letters of credit (but excluding contingent obligations under outstanding letters of credit) and other purchase money indebtedness and guarantees of any of the foregoing obligations of such Person and its Subsidiaries determined on a consolidated basis on such date in accordance with GAAP (it being understood that neither this Lease nor the Other Leases nor any other Gaming Lease shall be treated as indebtedness, regardless of how they are treated under GAAP) to (ii) EBITDA.

“Total Net Leverage Ratio”: With respect to any Person and its Subsidiaries on a consolidated basis, on any date, the ratio of (i) (a) the aggregate principal amount of (without duplication) all indebtedness consisting of Capital Lease Obligations, indebtedness for borrowed money, unreimbursed obligations in respect of drawn letters of credit (but excluding contingent obligations under outstanding letters of credit) and other purchase money indebtedness and guarantees of any of the foregoing obligations of such Person and its Subsidiaries determined on a consolidated basis on such date in accordance with GAAP (it being understood that neither this Lease nor the Other Leases nor any other Gaming Lease shall be treated as indebtedness, regardless of how they are treated under GAAP) less (b) the aggregate amount of all Cash of such Person and its Subsidiaries (provided, that, in the case of Cash held by Domestic Subsidiaries of a Person that is not incorporated in, or organized under the laws of, the United States or any state or territory thereof or the District of Columbia, such Cash must be held at a bank or other financial institution located in the United States or any territory thereof or the District of Columbia) that would not appear as “restricted” on a consolidated balance sheet of such Person and its Subsidiaries to (ii) EBITDA.

“Trademarks”: As defined in the definition of Intellectual Property.

“Trailing Test Period”: For any date of determination, the period of the four (4) most recently ended consecutive calendar quarters prior to such date of determination for which Financial Statements are available.

“Triennial Allocated Minimum Cap Ex Amount B Ceiling”: The difference of (a) the Triennial Minimum Cap Ex Amount B, minus (b) the “Triennial Allocated Minimum Cap Ex Amount B Floor” (as defined in the Las Vegas Lease). Notwithstanding anything herein to the contrary but subject to the next sentence, fifty percent (50%) of all Capital Expenditures constituting Material Capital Improvements shall be credited toward the Triennial Allocated Minimum Cap Ex Amount B Ceiling applicable to the Triennial Period during which such Capital Expenditures were incurred and the other fifty percent (50%) of such Capital Expenditures constituting Material Capital Improvements shall not be credited toward the Triennial Allocated Minimum Cap Ex Amount B Ceiling. Notwithstanding the foregoing, (i) in no event shall any Capital Expenditures expended in connection with the HNO License Extension Improvements be credited towards the Triennial Allocated Minimum Cap Ex Amount B Ceiling, and (ii) one hundred percent (100%) of all Capital Expenditures expended in connection with the Southern Indiana Redevelopment Project in an aggregate amount not to exceed Eighty-Five Million and No/100 Dollars ($85,000,000.00) shall be credited in full toward the Triennial Allocated Minimum Cap Ex Amount B Ceiling. Capital Expenditures expended in connection with the Southern

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Indiana Redevelopment Project were: (a) approximately Nineteen Million One Hundred Thousand and No/100 Dollars ($19,100,000.00) in the Fiscal Year that commenced on January 1, 2018; and (b) approximately Fifty-Eight Million Seven Hundred Thousand and No/100 Dollars ($58,700,000.00) in the Fiscal Year that commenced on January 1, 2019. As of the Fifth Amendment Date, it is anticipated that Capital Expenditures made in connection with the Southern Indiana Redevelopment Project will be Seven Million Two Hundred Thousand and No/100 Dollars ($7,200,000.00) in the Fiscal Year that commenced on January 1, 2020.

“Triennial Allocated Minimum Cap Ex Amount B Floor”: An amount equal to Three Hundred Thirty-Three Million Six Hundred Thousand and No/100 Dollars ($333,600,000.00), as reduced from time to time by the applicable Minimum Cap Ex Reduction Amount in the event that the Triennial Minimum Cap Ex Amount B is reduced by the applicable Minimum Cap Ex Reduction Amount. Notwithstanding anything herein to the contrary but subject to the next sentence, fifty percent (50%) of all Capital Expenditures constituting Material Capital Improvements shall be credited toward the Triennial Allocated Minimum Cap Ex Amount B Floor applicable to the Triennial Period during which such Capital Expenditures were incurred and the other fifty percent (50%) of such Capital Expenditures constituting Material Capital Improvements shall not be credited toward the Triennial Allocated Minimum Cap Ex Amount B Floor. Notwithstanding the foregoing, (i) in no event shall any Capital Expenditures expended in connection with the HNO License Extension Improvements be credited towards the Triennial Allocated Minimum Cap Ex Amount B Floor, and (ii) one hundred percent (100%) of all Capital Expenditures expended in connection with the Southern Indiana Redevelopment Project in an aggregate amount not to exceed Eighty-Five Million and No/100 Dollars ($85,000,000.00) shall be credited in full toward the Triennial Allocated Minimum Cap Ex Amount B Floor. Capital Expenditures expended in connection with the Southern Indiana Redevelopment Project were: (a) approximately Nineteen Million One Hundred Thousand and No/100 Dollars ($19,100,000.00) in the Fiscal Year that commenced on January 1, 2018; and (b) approximately Fifty-Eight Million Seven Hundred Thousand and No/100 Dollars ($58,700,000.00) in the Fiscal Year that commenced on January 1, 2019. As of the Fifth Amendment Date, it is anticipated that Capital Expenditures made in connection with the Southern Indiana Redevelopment Project will be Seven Million Two Hundred Thousand and No/100 Dollars ($7,200,000.00) in the Fiscal Year that commenced on January 1, 2020.

“Triennial Minimum Cap Ex Amount A”: An amount equal to Five Hundred Ninety-Eight Million Four Hundred Thousand and No/100 Dollars ($598,400,000.00), provided, however, that for purposes of calculating the Triennial Minimum Cap Ex Amount A, Capital Expenditures during the applicable Triennial Period shall not include Capital Expenditures in respect of the London Clubs in excess of Twelve Million and No/100 Dollars ($12,000,000.00). The Triennial Minimum Cap Ex Amount A shall be decreased from time to time (u) in the event Tenant elects to cease Continuous Operations of a Facility that is not a Continuous Operation Facility for at least twelve (12) consecutive months, (v) upon the execution of a Severance Lease in accordance with Section 18.2 or the execution of a “Severance Lease” (as defined in the Las Vegas Lease) with respect to the Leased Property (CPLV) in accordance with Section 18.2 of the Las Vegas Lease, (w) upon the occurrence of an L1 Transfer, an L2 Transfer or an “L1/L2 Transfer” (as defined in the Joliet Lease), (x) in the event of any termination or partial termination of this Lease, the Joliet Lease or the Las Vegas Lease (with respect to the Leased Property (CPLV)) in connection with any Condemnation, Casualty Event or “Casualty Event” (as defined in the

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applicable Other Lease), or in the event of the expiration of any applicable Maximum Fixed Rent Term or “Maximum Fixed Rent Term” (as defined in the Joliet Lease), in any case in accordance with the express terms of this Lease or the Other Leases (as applicable), and in any case that results in the removal of Material Leased Property from, or the termination of, this Lease, the Joliet Lease or the Las Vegas Lease (with respect to the Leased Property (CPLV)) (as applicable), (y) in connection with any disposition of all of the Other Leased Property under any Other Lease in accordance with Article XVIII of such Other Lease and the assignment of such Other Lease to a third party Acquirer (as defined in such Other Lease), and (z) with respect to the London Clubs, upon the disposition of any Material London Property; with such decrease, in each case of clause (u), (v), (w), (x), (y) or (z) above, being equal to the applicable Minimum Cap Ex Reduction Amount. Notwithstanding the foregoing: (1) the sum of all decreases in the Triennial Minimum Cap Ex Amount A under clause (z) in respect of any dispositions of London Clubs property shall not exceed Twelve Million and No/100 Dollars ($12,000,000.00); and (2) in the event of a disposition (in one or a series of transactions) of all or substantially all of the London Clubs, the Triennial Minimum Cap Ex Amount A shall be decreased by an amount equal to Twelve Million and No/100 Dollars ($12,000,000.00). Notwithstanding anything herein to the contrary but subject to the next sentence, fifty percent (50%) of all Capital Expenditures and Other Capital Expenditures constituting Material Capital Improvements or Other Material Capital Improvements shall be credited toward the Triennial Minimum Cap Ex Amount A applicable to the Triennial Period during which such Capital Expenditures or Other Capital Expenditures were incurred and the other fifty percent (50%) of such Capital Expenditures and Other Capital Expenditures constituting Material Capital Improvements or Other Material Capital Improvements shall not be credited toward the Triennial Minimum Cap Ex Amount A. Notwithstanding the foregoing, (i) in no event shall any Capital Expenditures expended in connection with the HNO License Extension Improvements be credited towards the Triennial Minimum Cap Ex Amount A and (ii) one hundred percent (100%) of all Capital Expenditures expended in connection with the Southern Indiana Redevelopment Project in an aggregate amount not to exceed Eighty-Five Million and No/100 Dollars ($85,000,000.00) shall be credited in full toward the Triennial Minimum Cap Ex Amount A. Capital Expenditures expended in connection with the Southern Indiana Redevelopment Project were: (a) approximately Nineteen Million One Hundred Thousand and No/100 Dollars ($19,100,000.00) in the Fiscal Year that commenced on January 1, 2018; and (b) approximately Fifty-Eight Million Seven Hundred Thousand and No/100 Dollars ($58,700,000.00) in the Fiscal Year that commenced on January 1, 2019. As of the Fifth Amendment Date, it is anticipated that Capital Expenditures made in connection with the Southern Indiana Redevelopment Project will be Seven Million Two Hundred Thousand and No/100 Dollars ($7,200,000.00) in the Fiscal Year that commenced on January 1, 2020.

“Triennial Minimum Cap Ex Amount B”: An amount equal to Four Hundred Twenty-Seven Million Seven Hundred Thousand and No/100 Dollars ($427,700,000.00); provided, however, that for purposes of calculating the Triennial Minimum Cap Ex Amount B, Capital Expenditures during the applicable Triennial Period shall not include any of the following (without duplication): (a) Capital Expenditures by any subsidiaries of Tenant that are non-U.S. subsidiaries or are “unrestricted subsidiaries” as defined under Tenant’s debt documentation, (b) any Capital Expenditures of Tenant related to gaming equipment, (c) any Capital Expenditures of Tenant related to corporate shared services, nor (d) any Capital Expenditures with respect to properties that are not included in the Leased Property or Other Leased Property. The Triennial Minimum Cap Ex Amount B shall be decreased from time to time (u) in the event Tenant elects

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to cease Continuous Operations of a Facility that is not a Continuous Operation Facility for at least twelve (12) consecutive months, (v) upon the execution of a Severance Lease in accordance with Section 18.2 or the execution of a “Severance Lease” (as defined in the Las Vegas Lease) with respect to the Leased Property (CPLV) in accordance with Section 18.2 of the Las Vegas Lease, (w) upon an L1 Transfer, an L2 Transfer or an “L1/L2 Transfer” (as defined in the Joliet Lease), (x) in the event of any termination or partial termination of this Lease, the Joliet Lease or the Las Vegas Lease (with respect to the Leased Property (CPLV)) in connection with any Condemnation, Casualty Event or “Casualty Event” (as defined in the applicable Other Lease), or in the event of the expiration of any applicable Maximum Fixed Rent Term or “Maximum Fixed Rent Term” (as defined in an Other Lease), in any case in accordance with the express terms of this Lease or the Other Leases (as applicable), and in any case that results in the removal of Material Leased Property from, or the termination of, this Lease, the Joliet Lease or the Las Vegas Lease (with respect to the Leased Property (CPLV)) (as applicable), and (y) in connection with any disposition of all of the Other Leased Property under any Other Lease in accordance with Article XVIII of such Other Lease and the assignment of such Other Lease to a third party Acquirer (as defined in such Other Lease); with such decrease, in each case of clause (u), (v), (w), (x) or (y) above, being equal to the applicable Minimum Cap Ex Reduction Amount. Notwithstanding anything herein to the contrary but subject to the next sentence, fifty percent (50%) of all Capital Expenditures and Other Capital Expenditures constituting Material Capital Improvements or Other Material Capital Improvements shall be credited toward the Triennial Minimum Cap Ex Amount B applicable to the Triennial Period during which such Capital Expenditures or Other Capital Expenditures were incurred and the other fifty percent (50%) of such Capital Expenditures and Other Capital Expenditures constituting Material Capital Improvements or Other Material Capital Improvements shall not be credited toward the Triennial Minimum Cap Ex Amount B. Without limitation of anything set forth in the foregoing, it is acknowledged and agreed that any Capital Expenditures with respect to any one or more of the London Clubs shall not be included in the calculation of the Triennial Minimum Cap Ex Amount B. Notwithstanding the foregoing, (i) in no event shall any Capital Expenditures expended in connection with the HNO License Extension Improvements be credited towards the Triennial Minimum Cap Ex Amount B, and (ii) one hundred percent (100%) of all Capital Expenditures expended in connection with the Southern Indiana Redevelopment Project in an aggregate amount not to exceed Eighty-Five Million and No/100 Dollars ($85,000,000.00) shall be credited in full toward the Triennial Minimum Cap Ex Amount B. Capital Expenditures expended in connection with the Southern Indiana Redevelopment Project were: (a) approximately Nineteen Million One Hundred Thousand and No/100 Dollars ($19,100,000.00) in the Fiscal Year that commenced on January 1, 2018; and (b) approximately Fifty-Eight Million Seven Hundred Thousand and No/100 Dollars ($58,700,000.00) in the Fiscal Year that commenced on January 1, 2019. As of the Fifth Amendment Date, it is anticipated that Capital Expenditures made in connection with the Southern Indiana Redevelopment Project will be Seven Million Two Hundred Thousand and No/100 Dollars ($7,200,000.00) in the Fiscal Year that commenced on January 1, 2020.

“Triennial Minimum Cap Ex Requirement A”: As defined in Section 10.5(a)(iii).

“Triennial Minimum Cap Ex Requirement B”: A defined in Section 10.5(a)(iv).

“Triennial Period”: Each period of three (3) full Fiscal Years during the Term.

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“Triennial Test Period”: With respect to any Person, for any date of determination, the period of the twelve (12) most recently ended consecutive Fiscal Quarters of such Person for which Financial Statements are available.

“Unavoidable Delay”: Delays due to strikes, lockouts, inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the reasonable control of the Party responsible for performing an obligation hereunder; provided, that, lack of funds, in and of itself, shall not be deemed a cause beyond the reasonable control of a Party.

“Unsuitable for Its Primary Intended Use”: A state or condition of the Leased Property such that by reason of a Partial Taking the Leased Property cannot, following restoration thereof (to the extent commercially practical), be operated on a commercially practicable basis for the Primary Intended Use for which it was primarily being used immediately preceding the taking, taking into account, among other relevant economic factors, the amount of square footage and the estimated revenue affected by such Partial Taking.

“Variable Rent”: The Variable Rent component of Rent, as defined in more detail in clauses (b) and (c) of the definition of Rent.

“Variable Rent Base Amount”: As defined in clause (b)(ii)(A) of the definition of Rent.

“Variable Rent Determination Period”: Each of (i) the three (3) consecutive Fiscal Periods that ended immediately prior to the end of the second (2nd) Lease Year (i.e., the three (3) consecutive Fiscal Periods ending September 30, 2019), and (ii) the three (3) consecutive Fiscal Periods in each case that end immediately prior to the end of the seventh (7th) Lease Year (i.e., the three (3) consecutive Fiscal Periods ending September 30, 2024), the tenth (10th) Lease Year (i.e., the three (3) consecutive Fiscal Periods ending September 30, 2027), the fifteenth (15th) Lease Year (i.e., the three (3) consecutive Fiscal Periods ending September 30, 2032), the last Lease Year of the Initial Term (i.e., the three (3) consecutive Fiscal Periods ending June 30, 2035) and the last Lease Year of each Renewal Term (other than the final Renewal Term) (i.e., the three (3) consecutive Fiscal Periods ending June 30, 2040, June 30, 2045 and June 30, 2050, respectively).

“Variable Rent Payment Period”: Collectively or individually, each of the First Variable Rent Period, the Second Variable Rent Period, the Third Variable Rent Period and each of the Renewal Term Variable Rent Periods.

“Variable Rent Statement”: As defined in Section 3.2(a).

“WH Net Revenue”: As defined in Section 23.1(b)(xx).

“WH US Holdco”: William Hill U.S. Holdco, Inc., a Delaware corporation.

“Work”: Any and all work in the nature of construction, restoration, alteration, modification, addition, improvement or demolition in connection with the performance of any Alterations and/or any Capital Improvements.

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“Year 8 Decrease”: As defined in clause (b)(ii)(A) of the definition of Rent.

“Year 8 Increase”: As defined in clause (b)(ii)(A) of the definition of Rent.

“Year 8-10 Variable Rent”: As defined in clause (b)(ii)(A) of the definition of Rent.

“Year 11 Decrease”: As defined in clause (b)(ii)(B) of the definition of Rent.

“Year 11 Increase”: As defined in clause (b)(ii)(B) of the definition of Rent.

“Year 11-15 Variable Rent”: As defined in clause (b)(ii)(B) of the definition of Rent.

“Year 16 Decrease”: As defined in clause (b)(ii)(C) of the definition of Rent.

“Year 16 Increase”: As defined in clause (b)(ii)(C) of the definition of Rent.

“Year 16-IED Variable Rent”: As defined in clause (b)(ii)(C) of the definition of Rent.

ARTICLE III

RENT

3.1    Payment of Rent.

(a)    Generally. During the Term, Tenant will pay to Landlord the Rent and Additional Charges in lawful money of the United States of America and legal tender for the payment of public and private debts, in the manner provided in Section 3.4.

(b)    Payment of Rent until Commencement of Variable Rent. On the Commencement Date, a prorated portion of the first monthly installment of Rent shall be paid by Tenant for the period from the Commencement Date until the last day of the calendar month in which the Commencement Date occurs, based on the number of days during such period. Thereafter, for the first seven (7) Lease Years, Rent shall be payable by Tenant in consecutive monthly installments equal to one-twelfth (1/12th) of the Rent amount for the applicable Lease Year on the first (1st) day of each calendar month (or the immediately preceding Business Day if the first (1st) day of the month is not a Business Day), in advance for such calendar month, during that Lease Year. Notwithstanding anything to the contrary in the foregoing sentence, (i) the incremental portion of the annual Rent due for the second (2nd) Lease Year equal to Twenty-One Million and No/100 Dollars ($21,000,000.00) relating to the Chester Property (such incremental portion of annual Rent, the “Incremental Chester Rent”) shall not be payable with respect to the period prior to the Fourth Amendment Date, but instead shall be prorated and payable with respect to the period commencing on the Fourth Amendment Date in accordance with the following clause (ii), (ii) on the Fourth Amendment Date, a prorated portion of the amount of the monthly installment of the Incremental Chester Rent for the month in which the Fourth Amendment Date occurs shall be paid by Tenant for the period from the Fourth Amendment Date until the last day

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of such calendar month, based on the number of days during such period, (iii) on the Fourth Amendment Date, the amount of each remaining monthly installment of Rent in the Lease Year in which the Fourth Amendment Date occurs (i.e., each installment of Rent payable in such Lease Year after the Fourth Amendment Date) shall be recalculated to give effect to the changes to Rent effectuated by the amendments to this Lease on the Fourth Amendment Date, (iv) on the Fourth Amendment Date, if the Fourth Amendment Date occurs after the first (1st) day of the second (2nd) Lease Year, a “catch-up” Rent payment in the amount of the product of (1) Six Million Four Hundred Ninety-Nine Thousand Five Hundred and No/100 Dollars ($6,499,500.00) multiplied by (2) a fraction, (I) the numerator of which is the number of calendar days that have commenced from and after the beginning of the second (2nd) Lease Year and (II) the denominator of which is three hundred sixty-five (365), shall be paid by Tenant, which “catch-up” payment represents incremental Rent (excluding Incremental Chester Rent) that would have been due had the changes to the definition of Rent effectuated by the amendments to this Lease on the Fourth Amendment Date been effective on the first (1st) day of the second (2nd) Lease Year, (v) on the Fifth Amendment Date, a prorated portion of the amount of the monthly installment of the Fifth Amendment Date Rent Increase for the month in which the Fifth Amendment Date occurs shall be paid by Tenant for the period from the Fifth Amendment Date until the last day of such calendar month, based on the number of days during such period, and (vi) on the Fifth Amendment Date, the amount of each remaining monthly installment of Rent in the Lease Year in which the Fifth Amendment Date occurs (i.e., each installment of Rent payable in such Lease Year after the Fifth Amendment Date) shall be recalculated to give effect to the changes to Rent effectuated by the amendments to this Lease on the Fifth Amendment Date.

(c)    Payment of Rent following Commencement of Variable Rent. From the commencement of the eighth (8th) Lease Year and continuing until the Expiration Date, both Base Rent and Variable Rent during any Lease Year shall be payable in consecutive monthly installments equal to one-twelfth (1/12th) of the Base Rent and Variable Rent amounts for the applicable Lease Year on the first (1st) day of each calendar month (or the immediately preceding Business Day if the first (1st) day of the month is not a Business Day), in advance for such calendar month, during that Lease Year; provided, however, that for each month where Variable Rent is payable but the amount thereof depends upon calculation of Net Revenue not yet known (e.g., the first few months of the eighth (8th) Lease Year, the eleventh (11th) Lease Year, the sixteenth (16th) Lease Year and (if applicable) the first (1st) Lease Year of each Renewal Term), the amount of the Variable Rent payable monthly in advance shall remain the same as in the immediately preceding month, and provided, further, that Tenant shall make a payment to Landlord (or be entitled to set off against its Rent payment due, as applicable) on the first (1st) day of the calendar month (or the immediately preceding Business Day if the first (1st) day of the month is not a Business Day) following the completion of such calculation in the amount necessary to “true-up” any underpayments or overpayments of Variable Rent for such interim period. Tenant shall complete such calculation of Net Revenue as provided in Section 3.2 of this Lease.

(d)    Proration for Partial Lease Year. Unless otherwise agreed by the Parties in writing, Rent and applicable Additional Charges shall be prorated on a per diem basis as to any Lease Year containing less than twelve (12) calendar months, and with respect to any installment thereof due for any partial months at the beginning and end of the Term.

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(e)    Rent Allocation.

(i)    From and after the Fifth Amendment Date, Rent shall be recognized for federal income tax purposes according to Section 467 of the Code without a specific allocation of fixed rent within the meaning of Treasury Regulation § 1.467-1(c)(2)(ii)(A). As prior versions of the Lease (including the Lease, as in effect immediately prior to giving effect to the Fifth Amendment) incorporated a specific rent allocation, for avoidance of doubt, Landlord and Tenant hereby agree to terminate the prior rent allocation effective as of the Fifth Amendment Date.

(ii)    Initial Base Rent shall be allocated among the Leased Property identified on Schedule 5-A as set forth on Schedule 5-A. On each Escalator Adjustment Date, the Escalator shall be applied to each allocated Base Rent amount, and the aggregate of such allocated amounts, each as increased by the Escalator, shall constitute Base Rent for the applicable Lease Year. Adjustments of Base Rent occurring at the commencement of the eighth (8th) Lease Year, the eleventh (11th) Lease Year and the sixteenth (16th) Lease Year shall be determined on an individual Leased Property basis, by calculating seventy percent (70%) or eighty percent (80%), as applicable, of total Rent for the applicable prior Lease Year with respect to each such Leased Property, and then aggregating such resulting amounts to determine total adjusted Base Rent. Similarly, Variable Rent shall be determined on an individual Leased Property basis, by applying the formula for Variable Rent (as set forth in the definition of “Rent” above) to each individual Leased Property and the Net Revenue attributable thereto, and then aggregating such resulting amounts to determine total adjusted Variable Rent. Notwithstanding the foregoing, in determining Base Rent and Variable Rent as described in this Section 3.1(e)(ii), no cap or floor shall apply to the calculations on an individual Leased Property basis, and, instead, once the individual allocated amounts are aggregated, if the resulting amount is required to be adjusted to comport with an applicable cap or floor, then the resulting decrease or increase (to comply with the cap or floor) shall be allocated pro rata among the Leased Property.

3.2    Variable Rent Determination.

(a)    Variable Rent Statement. Tenant shall, no later than ninety (90) days after the end of each Variable Rent Determination Period during the Term, furnish to Landlord a statement (the “Variable Rent Statement”), which Variable Rent Statement shall (i) set forth the sum of the Net Revenue realized with respect to the Facilities and the Joliet Facility (so long as the Joliet Facility is being leased to Joliet Tenant by Joliet Landlord pursuant to the Joliet Lease) during each of (x) such just-ended Variable Rent Determination Period and (y) except with respect to the first (1st) Variable Rent Statement, the Variable Rent Determination Period immediately preceding such just-ended Variable Rent Determination Period, (ii) except with respect to the first (1st) Variable Rent Statement, set forth Tenant’s calculation of the per annum Variable Rent payable hereunder during the next Variable Rent Payment Period, (iii) be accompanied by reasonably appropriate supporting data and information, and (iv) be certified by a senior financial officer of Tenant and expressly state that such officer has examined the reports of Net Revenue therein and the supporting data and information accompanying the same, that such examination included such tests of Tenant’s books and records as reasonably necessary to make such determination, and that such statement accurately presents in all material respects the Net Revenue for the applicable periods covered thereby, so that Tenant shall commence paying the applicable Variable Rent payable during each Variable Rent Payment Period hereunder (in accordance with

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the calculation set forth in each such Variable Rent Statement) no later than the first (1st) day of the fourth (4th) calendar month during such Variable Rent Payment Period (or the immediately preceding Business Day if the first (1st) day of such month is not a Business Day).

(b)    Maintenance of Records Relating to Variable Rent Statement. Tenant shall maintain, at its corporate offices, for a period of not less than six (6) years following the end of each Lease Year, adequate records which shall evidence the Net Revenue realized by the Facilities and the Joliet Facility (so long as the Joliet Facility is being leased to Joliet Tenant by Joliet Landlord pursuant to the Joliet Lease) during each Lease Year, together with all such records that would normally be examined by an independent auditor pursuant to GAAP in performing an audit of Tenant’s Variable Rent Statements. The provisions and covenants of this Section 3.2(b) shall survive the expiration of the Term or sooner termination of this Lease.

(c)    Audits. At any time within two (2) years of receipt of any Variable Rent Statement, Landlord shall have the right to cause to be conducted an independent audit of the matters covered thereby, conducted by a nationally-recognized independent public accounting firm mutually reasonably agreed to by the Parties. Such audit shall be limited to items necessary to ascertain an accurate determination of the calculation of the Variable Rent payable hereunder, and shall be conducted during normal business hours at the principal executive office of Tenant. If it shall be determined as a result of such audit (i) that there has been a deficiency in the payment of Variable Rent, such deficiency shall become due and payable by Tenant to Landlord, within thirty (30) days after such determination, or (ii) that there has been an excess payment of Variable Rent, such excess shall become due and payable by Landlord to Tenant, within thirty (30) days after such determination. In addition, if any Variable Rent Statement shall be found to have understated the per annum Variable Rent payable during any Variable Rent Payment Period by more than two and one-half percent (2.5%), and Landlord is entitled to any additional Variable Rent as a result of such understatement, then (x) Tenant shall pay to Landlord all reasonable, out-of-pocket costs and expenses which may be incurred by Landlord in determining and collecting the understatement or underpayment, including the cost of the audit (if applicable) and (y) interest at the Overdue Rate on the amount of the deficiency from the date when said payment should have been made until paid. If it shall be determined as a result of such audit that the applicable Variable Rent Statement did not understate the per annum Variable Rent payable during any Variable Rent Payment Period by more than two and one-half percent (2.5%), then Landlord shall pay to Tenant all reasonable, out-of-pocket costs and expenses incurred by Tenant in making such determination, including the cost of the audit. In addition, if any Variable Rent Statement shall be found to have willfully and intentionally understated the per annum Variable Rent by more than five percent (5%), such understatement shall, at Landlord’s option, constitute a Tenant Event of Default under this Lease. Any audit conducted pursuant to this Section 3.2(c) shall be performed subject to and in accordance with the provisions of Section 23.1(c) hereof. The receipt by Landlord of any Variable Rent Statement or any Variable Rent paid in accordance therewith for any period shall not constitute an admission of the correctness thereof.

3.3    Late Payment of Rent or Additional Charges. Tenant hereby acknowledges that the late payment by Tenant to Landlord of any Rent or Additional Charges will cause Landlord to incur costs not contemplated hereunder, the exact amount of which is presently anticipated to be extremely difficult to ascertain. Accordingly, if any installment of Rent or Additional Charges payable directly to Landlord shall not be paid within four (4) days after its due date, Tenant shall

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pay to Landlord on demand a late charge equal to the lesser of (a) five percent (5%) of the amount of such installment or Additional Charges and (b) the maximum amount permitted by law. The Parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. The Parties further agree that any such late charge constitutes Rent, and not interest, and such assessment does not constitute a lender or borrower/creditor relationship between Landlord and Tenant. If any installment of Rent (or Additional Charges payable directly to Landlord) shall not be paid within nine (9) days after its due date, the amount unpaid, including any late charges previously accrued and unpaid, shall bear interest at the Overdue Rate (from such ninth (9th) day after the due date of such installment until the date of payment thereof) (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, whether or not a claim for such interest is allowed or allowable in such proceeding), and Tenant shall pay such interest to Landlord on demand. The payment of such late charge or such interest shall not constitute a waiver of, nor excuse or cure, any default under this Lease, nor prevent Landlord from exercising any other rights and remedies available to Landlord. No failure by Landlord to insist upon strict performance by Tenant of Tenant’s obligation to pay late charges and interest on sums overdue shall constitute a waiver by Landlord of its right to enforce the provisions, terms and conditions of this Section 3.3. No payment by Tenant nor receipt by Landlord of a lesser amount than may be required to be paid hereunder shall be deemed to be other than on account of any such payment, nor shall any endorsement or statement on any check or any letter accompanying any check tendered as payment be deemed an accord and satisfaction and Landlord, in its sole discretion, may accept such check or payment without prejudice to Landlord’s right to recover the balance of such payment due or pursue any other right or remedy in this Lease provided.

3.4    Method of Payment of Rent. Rent and Additional Charges to be paid to Landlord shall be paid by electronic funds transfer debit transactions through wire transfer, ACH or direct deposit of immediately available federal funds and shall be initiated by Tenant for settlement on or before the applicable Payment Date in each case (or, in respect of Additional Charges, as applicable, such other date as may be applicable hereunder); provided, however, if the Payment Date is not a Business Day, then settlement shall be made on the preceding Business Day. Landlord shall provide Tenant with appropriate wire transfer, ACH and direct deposit information in a Notice from Landlord to Tenant. If Landlord directs Tenant to pay any Rent or any Additional Charges to any party other than Landlord, Tenant shall send to Landlord, simultaneously with such payment, a copy of the transmittal letter or invoice and a check whereby such payment is made or such other evidence of payment as Landlord may reasonably require.

3.5    Net Lease. Landlord and Tenant acknowledge and agree that (i) this Lease is and is intended to be what is commonly referred to as a “net, net, net” or “triple net” lease, and (ii) the Rent (including, for the avoidance of doubt, following commencement of the obligation to pay Variable Rent hereunder, the Base Rent and Variable Rent components of the Rent) and Additional Charges shall be paid absolutely net to Landlord, without abatement, deferment, reduction, defense, counterclaim, claim, demand, notice, deduction or offset of any kind whatsoever, so that this Lease shall yield to Landlord the full amount or benefit of the installments of Rent (including, for the avoidance of doubt, following commencement of the obligation to pay Variable Rent hereunder, the Base Rent and Variable Rent components of the Rent) and Additional Charges throughout the Term, all as more fully set forth in Article V and except and solely to the extent expressly provided in Article XIV (in connection with a Casualty Event), in Article XV (in

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connection with a Condemnation), in Section 3.1 (in connection with the “true-up”, if any, applicable to the onset of a Variable Rent Payment Period), in Section 18.2, in Section 22.9(c) (in connection with an L1 Transfer or L2 Transfer) and in Section 41.16. If Landlord commences any proceedings for non-payment of Rent, Tenant will not interpose any defense, offset, claim, counterclaim or cross complaint or similar pleading of any nature or description in such proceedings unless Tenant would lose or waive such claim by the failure to assert it. This shall not, however, be construed as a waiver of Tenant’s right to assert such claims in a separate action brought by Tenant. The covenants to pay Rent and Additional Charges hereunder are independent covenants, and Tenant shall have no right to hold back, deduct, defer, reduce, offset or fail to pay any such amounts for default by Landlord or for any other reason whatsoever, except solely as and to the extent provided in Section 3.1 and this Section 3.5.

ARTICLE IV

ADDITIONAL CHARGES

4.1    Impositions.

(a)    Subject to Article XII relating to permitted contests, Tenant shall pay, or cause to be paid, all Impositions before they become delinquent (other than any payments with respect to (x) Ground Leases required to be made by Tenant pursuant to Section 7.3(a), (y) Property Documents or Chester Property Payment Agreements required to be made by Tenant pursuant to Section 7.2(f), or (z) the AC Interim PILOT Agreement required to be made by Tenant pursuant to Section 7.2(g), which Tenant shall pay or cause to be paid when such payments are due and payable, as required under the applicable Ground Lease, Property Document, Chester Property Payment Agreement or AC Interim PILOT Agreement) during the Term to the applicable taxing authority or other party imposing the same before any fine, penalty, premium or interest may be added for non-payment (provided, (i) such covenant shall not be construed to require early or advance payments that would reduce or discount the amount otherwise owed and (ii) Tenant shall not be required to pay any Impositions that under the terms of any applicable Ground Lease, Property Document or Chester Property Payment Agreement are required to be paid by the Ground Lessor or counterparty thereunder). Tenant shall make such payments directly to the taxing authorities where feasible, and on a monthly basis furnish to Landlord a summary of such payments, together, upon the request of Landlord, with copies of official receipts or other reasonably satisfactory proof evidencing such payments. If Tenant is not permitted to, or it is otherwise not feasible for Tenant to, make such payments directly to the taxing authorities or other applicable party, then Tenant shall make such payments to Landlord at least ten (10) Business Days prior to such payments becoming delinquent (except in the case of any such payments with respect to (x) Ground Leases required to be made by Tenant pursuant to Section 7.3(a), (y) Property Documents or Chester Property Payment Agreements required to be made by Tenant pursuant to Section 7.2(f) or (z) the AC Interim PILOT Agreement required to be made by Tenant pursuant to Section 7.2(g), which Tenant shall pay or cause to be paid to Landlord at least ten (10) Business Days prior to such payments becoming due and payable under the applicable Ground Lease, Property Document, Chester Property Payment Agreement or AC Interim PILOT Agreement), and Landlord shall make such payments to the taxing authorities or other applicable party prior to delinquency (or, in the case of any such payments with respect to (x) Ground Leases required to be made by Tenant pursuant to Section 7.3(a), (y) Property Documents or Chester Property

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Payment Agreements required to be made by Tenant pursuant to Section 7.2(f), or (z) the AC Interim PILOT Agreement required to be made by Tenant pursuant to Section 7.2(g), the date that such payments are due and payable under the applicable Ground Lease, Property Document, Chester Property Payment Agreement or AC Interim PILOT Agreement). Landlord shall deliver to Tenant any bills received by Landlord for Impositions, promptly following Landlord’s receipt thereof. Tenant’s obligation to pay Impositions shall be absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof to the extent payable during the Term, subject to Article XII. Notwithstanding anything in the first sentence of this Section 4.1 to the contrary, if any Imposition may, at the option of the taxpayer, lawfully be paid in installments, whether or not interest shall accrue on the unpaid balance of such Imposition, Tenant may pay the same, and any accrued interest on the unpaid balance of such Imposition, in installments before the same respectively become delinquent and before any fine, penalty, premium or further interest may be added thereto.

(b)    Landlord, Landlord REIT or their Affiliate shall prepare and file all tax returns and reports as may be required by Legal Requirements with respect to Landlord’s net income, gross receipts, franchise taxes and taxes on its capital stock and any other returns required to be filed by or in the name of Landlord (the “Landlord Tax Returns”) (irrespective of whether the same comprise Impositions payable by Tenant hereunder or otherwise payable by Landlord, Landlord REIT or any of their Affiliates), and Tenant or Tenant’s applicable direct or indirect parent shall prepare and file all other tax returns and reports as may be required by Legal Requirements with respect to or relating to the Leased Property (including all Capital Improvements) and Tenant’s Property. If any property covered by this Lease is classified as personal property for tax purposes, Tenant shall file all required personal property tax returns in such jurisdictions where it is required to file pursuant to applicable Legal Requirements and provide copies to Landlord upon request.

(c)    Any refund due from any taxing authority in respect of any Imposition paid by or on behalf of Tenant shall be paid over to or retained by Tenant, and any refund due from any taxing authority in respect of any Imposition paid by or on behalf of Landlord, if any, shall be paid over to or retained by Landlord.

(d)    Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the Party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required tax returns and reports. Landlord, to the extent it possesses the same, and Tenant, to the extent it possesses the same, shall provide the other Party, upon request, with cost and depreciation records necessary for filing returns for any property classified as personal property. Where Landlord is legally required to file personal property tax returns, Landlord shall provide Tenant with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Tenant to file a protest.

(e)    Billings for reimbursement by Tenant to Landlord of personal property or real property taxes and any taxes due under the Landlord Tax Returns, if and to the extent Tenant is responsible for such taxes under the terms of this Section 4.1 (subject to Article XII), shall be accompanied by copies of any applicable Landlord Tax Returns (together with copies of all underlying supporting documentation for any such Landlord Tax Returns), a bill therefor and payments thereof, which shall identify in reasonable detail the personal property or real property or other tax obligations of Landlord with respect to which such payments are made.

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(f)    Impositions imposed or assessed in respect of the tax-fiscal period during which the Expiration Date occurs shall be adjusted and prorated between Landlord and Tenant; provided, that, Tenant’s obligation to pay its prorated share of Impositions imposed or assessed before the Expiration Date in respect of a tax-fiscal period during the Term shall survive the Expiration Date (and its right to contest the same pursuant to Article XII shall survive the Stated Expiration Date). Landlord will not enter into agreements that will result in, or consent to the imposition of, additional Impositions without Tenant’s consent, which shall not be unreasonably withheld, conditioned or delayed; provided, (i) in each case, Tenant is given reasonable opportunity to participate in the process leading to such agreement and (ii) (subject to clause (g) below) this sentence shall not restrict entry into agreements with Persons other than governmental or similar authorities or bodies on the basis that such agreements may have the effect of increasing franchise, capital stock or similar taxes that are required to be paid by Tenant hereunder. Impositions imposed or assessed in respect of any tax-fiscal period occurring (in whole or in part) prior to the Commencement Date (or Fourth Amendment Date with respect to the Chester Property or Fifth Amendment Date with respect to the Fifth Amendment Additional Property), if any, shall be Tenant’s obligation to pay or cause to be paid.

(g)    Notwithstanding anything to the contrary herein, (i) with respect to the Facilities located in the State of Louisiana and/or the State of Mississippi that were subject to this Lease prior to the Fifth Amendment Date, any franchise, capital stock and similar taxes imposed pursuant to Chapter 5 of Subtitle II of Title 47 of the Louisiana Revised Statutes (or any successor statute thereto) or other Louisiana law or Chapter 13 of Title 27 of the Mississippi Code (or any successor statute thereto) or other Mississippi law that are payable by Tenant as Impositions hereunder (both before and after the Fifth Amendment Date), shall be capped at One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) in the aggregate for all such Facilities on an annual basis and (ii) with respect to the HNO Property, any franchise, capital stock and similar taxes imposed pursuant to Chapter 5 of Subtitle II of Title 47 of the Louisiana Revised Statutes (or any successor statute thereto) or other Louisiana law that are payable by Tenant as Impositions hereunder, shall be capped, on an annual basis, at such amount that is actually incurred in respect of the HNO Property based on the operation of the HNO Property during the first full calendar year following the Fifth Amendment Date (and payable during the immediately succeeding calendar year) (and, in the case of this clause (ii), any such franchise, capital stock or similar taxes payable as Impositions hereunder in respect of the first full calendar year following the Fifth Amendment Date or the partial calendar year in which the Fifth Amendment Date occurs shall be paid as and when due hereunder, subject to a “true-up” by the Parties following such time that the amount of the applicable cap shall have been determined).

4.2    Utilities and Other Matters. Tenant shall pay or cause to be paid all charges for electricity, power, gas, oil, water and other utilities used in the Leased Property. Tenant shall also pay or reimburse Landlord for all costs and expenses of any kind whatsoever which at any time with respect to the Term hereof may be imposed against Landlord by reason of any Property Documents, or with respect to easements, licenses or other rights over, across or with respect to any adjacent or other property which benefits the Leased Property or any Capital Improvement, including any and all costs and expenses associated with any utility, drainage and parking easements relating to the Leased Property (but excluding, for the avoidance of doubt, any costs and expenses under any Fee Mortgage Documents).

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4.3    Compliance Certificate. Landlord shall deliver to Tenant, promptly following Landlord’s receipt thereof, any bills received by Landlord for items required to be paid by Tenant hereunder, including, without limitation, Impositions, utilities and insurance. Promptly upon request of Landlord (but, so long as no Tenant Event of Default is continuing, no more frequently than one (1) time per Fiscal Quarter), Tenant shall furnish to Landlord a certification stating that all or a specified portion of Impositions, utilities, insurance premiums or, to the extent specified by Landlord, any other amounts payable by Tenant hereunder that have, in each case, come due prior to the date of such certification have been paid (or that such payments are being contested in good faith by Tenant in accordance herewith) and specifying the portion of the Leased Property to which such payments relate.

4.4    Impound Account. At Landlord’s option following the occurrence and during the continuation of a monetary Tenant Event of Default (to be exercised by thirty (30) days’ written notice to Tenant), Tenant shall be required to deposit, at the time of any payment of Rent, an amount equal to one-twelfth (1/12th) of the sum of (i) Tenant’s estimated annual real and personal property taxes required pursuant to Section 4.1 hereof (as reasonably determined by Landlord), and (ii) Tenant’s estimated annual insurance premium costs pursuant to Article XIII hereof (as reasonably determined by Landlord). Such amounts shall be applied to the payment of the obligations in respect of which said amounts were deposited, on or before the respective dates on which the same or any of them would become due. The reasonable cost of administering such impound account shall be paid by Tenant. Nothing in this Section 4.4 shall be deemed to affect any other right or remedy of Landlord hereunder.

ARTICLE V

NO TERMINATION, ABATEMENT, ETC.

Except as otherwise specifically provided in this Lease, Tenant shall remain bound by this Lease in accordance with its terms. The obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease as to all or any portion of the Leased Property other than by reason of a Tenant Event of Default. Without limitation of the preceding sentence, the respective obligations of Landlord and Tenant shall not be affected by reason of, except as expressly set forth in Articles XIV and XV, (i) any damage to or destruction of the Leased Property, including any Capital Improvement or any portion thereof from whatever cause, or any Condemnation of the Leased Property, including any Capital Improvement or any portion thereof or, discontinuance of any service or utility servicing the same; (ii) the lawful or unlawful prohibition of, or restriction upon, Tenant’s use of the Leased Property, including any Capital Improvement or any portion thereof or the interference with such use by any Person or by reason of eviction by paramount title; (iii) any claim that Tenant has or might have against Landlord by reason of any default or breach of any warranty by Landlord hereunder or under any other agreement between Landlord and Tenant or to which Landlord and Tenant are parties; (iv) any bankruptcy, insolvency, reorganization, consolidation, readjustment,

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liquidation, dissolution, winding up or other proceedings affecting Landlord or any assignee or transferee of Landlord; or (v) for any other cause, whether similar or dissimilar to any of the foregoing. Tenant hereby specifically waives all rights arising from any occurrence whatsoever which may now or hereafter be conferred upon it by law (a) to modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof, or (b) which may entitle Tenant to any abatement, deduction, reduction, suspension or deferment of or defense, counterclaim, claim or set-off against the Rent or other sums payable by Tenant hereunder, except in each case as may be otherwise specifically provided in this Lease. Notwithstanding the foregoing, nothing in this Article V shall preclude Tenant from bringing a separate action against Landlord for any matter described in the foregoing clauses (ii), (iii) or (v) and Tenant is not waiving other rights and remedies not expressly waived herein. Tenant’s agreement that, except as may be otherwise specifically provided in this Lease, any eviction by paramount title as described in clause (ii) above shall not affect Tenant’s obligations under this Lease, shall not in any way discharge or diminish any obligation of any insurer under any policy of title or other insurance, and, to the extent the recovery thereof is not necessary to compensate Landlord for any damages incurred by any such eviction, Tenant shall be entitled to a credit for any sums recovered by Landlord under any such policy of title or other insurance in respect of any such eviction up to the maximum amount paid by Tenant to Landlord under this Article V and Article XIV hereof in respect of any such eviction or the duration thereof, and Landlord, upon request by Tenant, shall assign Landlord’s rights under such policies to Tenant provided such assignment does not adversely affect Landlord’s rights under any such policy and provided further, that Tenant shall indemnify, defend, protect and save Landlord harmless from and against any liability, cost or expense of any kind that may be imposed upon Landlord in connection with any such assignment except to the extent such liability, cost or expense arises from the gross negligence or willful misconduct of Landlord.

ARTICLE VI

OWNERSHIP OF REAL AND PERSONAL PROPERTY

6.1    Ownership of the Leased Property.

(a)    Landlord and Tenant acknowledge and agree that they have executed and delivered this Lease with the understanding that (i) the Leased Property is the property of Landlord, (ii) Tenant has only the right to the possession and use of the Leased Property upon the terms and conditions of this Lease, (iii) this Lease is a “true lease,” is not a financing lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement or other financing or trust arrangement, and the economic realities of this Lease are those of a true lease, (iv) the business relationship created by this Lease and any related documents is and at all times shall remain that of landlord and tenant, (v) this Lease has been entered into by each Party in reliance upon the mutual covenants, conditions and agreements contained herein, and (vi) none of the agreements contained herein is intended, nor shall the same be deemed or construed, to create a partnership between Landlord and Tenant, to make them joint venturers, to make Tenant an agent, legal representative, partner, subsidiary or employee of Landlord, or to make Landlord in any way responsible for the debts, obligations or losses of Tenant.

(b)    Each of the Parties covenants and agrees, subject to Section 6.1(d), not to (i) file any income tax return or other associated documents, (ii) file any other document with or

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submit any document to any governmental body or authority, or (iii) enter into any written contractual arrangement with any Person, in each case that takes a position other than that this Lease is a “true lease” with Landlord as owner of the Leased Property (except as expressly set forth below) and Tenant as the tenant of the Leased Property. For U.S. federal, state and local income tax purposes, Landlord and Tenant agree that (w) Landlord shall be treated as the owner of the Leased Property eligible to claim depreciation deductions under Sections 167 or 168 of the Code with respect to all Leased Property excluding the Leased Property described in clauses (x), (y) and (z) below, (x) Tenant shall be treated as owner of, and eligible to claim depreciation deductions under Sections 167 or 168 of the Code with respect to, all Tenant Capital Improvements (including, for the avoidance of doubt and for purposes of this sentence, Tenant Material Capital Improvements), all HNO License Extension Improvements and all Material Capital Improvements funded by Landlord pursuant to a Landlord MCI Financing that is treated as a loan for such income tax purposes, (y) with respect to the Fifth Amendment Additional Property, Tenant shall be treated as owner of, and eligible to claim depreciation deductions under Sections 167 and 168 of the Code with respect to, any Leased Improvements related to the capital improvement projects listed on Schedule 14 attached hereto, regardless of the date such capital improvement projects are (or were) completed (the completion of such capital improvement projects being an obligation of Tenant at no cost or expense to Landlord), and (z) with respect to the Original Leased Property, Tenant shall be treated as owner of, and eligible to claim depreciation deductions under Sections 167 and 168 of the Code with respect to, any Leased Improvements related to any capital improvement projects ongoing as of the Commencement Date for which fifty percent (50%) or less of the costs of such projects have been paid or accrued as of the Commencement Date (the completion of such capital improvement projects being an obligation of Tenant at no cost or expense to Landlord). For the avoidance of doubt, Landlord shall be treated as having received from the Debtors on the Commencement Date, as a capital contribution together with the transfer of the Original Leased Property to Landlord pursuant to the Bankruptcy Plan, an obligation of Tenant (at no cost or expense to Landlord) to complete any Leased Improvements related to any capital improvement projects ongoing as of the Commencement Date for which more than fifty percent (50%) of the costs of such projects have been paid or accrued as of the Commencement Date.

(c)    If, notwithstanding (i) the form and substance of this Lease, (ii) the intent of the Parties, and (iii) the language contained herein providing that this Lease shall at all times be construed, interpreted and applied to create an indivisible lease of all of the Leased Property, any court of competent jurisdiction finds that this Lease is a financing arrangement, then this Lease shall be considered a secured financing agreement and Landlord’s title to the Leased Property shall constitute a perfected first priority lien in Landlord’s favor on the Leased Property to secure the payment and performance of all the obligations of Tenant hereunder (and to that end, Tenant hereby grants, assigns and transfers to Landlord a security interest in all right, title and interest in or to any and all of the Leased Property, as security for the prompt and complete payment and performance when due of Tenant’s obligations hereunder). In such event, Tenant (and each Permitted Leasehold Mortgagee) authorizes Landlord, at the expense of Tenant, to make any filings or take other actions as Landlord reasonably determines are necessary or advisable in order to effect fully this Lease or to more fully perfect or renew the rights of Landlord, and to subordinate to Landlord the lien of any Permitted Leasehold Mortgagee, with respect to the Leased Property (it being understood that nothing in this Section 6.1(c) shall affect the rights of a Permitted Leasehold Mortgagee under Article XVII hereof). At any time and from time to time upon the request of Landlord, and at the expense of Tenant, Tenant shall promptly execute, acknowledge

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and deliver such further documents and do such other acts as Landlord may reasonably request in order to effect fully this Section 6.1(c) or to more fully perfect or renew the rights of Landlord with respect to the Leased Property as described in this Section 6.1(c). If Tenant should reasonably conclude that, as a result of a change in law or GAAP accounting standards, or a change in agency interpretation thereof, GAAP or the SEC require treatment different from that set forth in Section 6.1(b) for applicable non-tax purposes, then (x) Tenant shall promptly give prior Notice to Landlord, accompanied by a written statement that references the applicable pronouncement that controls such treatment and contains a brief description and/or analysis that sets forth in reasonable detail the basis upon which Tenant reached such conclusion, and (y) notwithstanding Section 6.1(b) and this Section 6.1(c), Tenant may comply with such requirements.

(d)    Notwithstanding the foregoing, the Parties acknowledge that, as of the Commencement Date, for GAAP purposes this Lease is not expected to be treated as a “true lease” and that the Parties will prepare Financial Statements consistent with GAAP (and for purposes of any SEC or other similar governmental filing purposes), as applicable.

(e)    Landlord and Tenant acknowledge and agree that the Rent is the fair market rent for the use of the Leased Property and was agreed to by Landlord and Tenant on that basis, and the execution and delivery of, and the performance by Tenant of its obligations under, this Lease does not constitute a transfer of all or any part of the Leased Property, but rather the creation of the Leasehold Estate subject to the terms and conditions of this Lease.

(f)    Tenant waives any claim or defense based upon the characterization of this Lease as anything other than a true lease of the Leased Property. Tenant stipulates and agrees (1) not to challenge the validity, enforceability or characterization of this Lease of the Leased Property as a true lease, and (2) not to assert or take or omit to take any action inconsistent with the agreements and understandings set forth in Section 1.2, Section 3.5 or this Section 6.1. The expressions of intent, the waivers, the representations and warranties, the covenants, the agreements and the stipulations set forth in this Section 6.1 are a material inducement to Landlord entering into this Lease.

6.2    Ownership of Tenant’s Property. Tenant shall, during the entire Term, (a) own (or lease) and maintain (or cause its Subsidiaries, if any, to own (or lease) and maintain) on the Leased Property adequate and sufficient Tenant’s Property and (b) maintain (or cause its Subsidiaries, if any, to maintain) all of such Tenant’s Property in good order, condition and repair, in all cases as shall be necessary and appropriate in order to operate the Leased Property for the Primary Intended Use in material compliance with all applicable licensure and certification requirements and in material compliance with all applicable Legal Requirements, Insurance Requirements and Gaming Regulations. If any of Tenant’s Property requires replacement in order to comply with the foregoing, Tenant shall replace (or cause a Subsidiary to replace) it with similar property of the same or better quality at Tenant’s (or such Subsidiary’s) sole cost and expense. Subject to the foregoing and the other express terms and conditions of this Lease, Tenant and its Subsidiaries, if any, may sell, transfer, convey or otherwise dispose of Tenant’s Property in their discretion in the ordinary course of their business and Landlord shall thereafter have no rights to such sold, transferred, conveyed or otherwise disposed of Tenant’s Property. In the case of any such Tenant’s Property that is leased (rather than owned) by Tenant (or its Subsidiaries, if any), Tenant shall use commercially reasonable efforts to ensure that any agreements entered into after

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the Commencement Date (or with respect to the Chester Property, the Fourth Amendment Date or with respect to the Fifth Amendment Additional Property, the Fifth Amendment Date) pursuant to which Tenant (or its Subsidiaries, if any) leases such Tenant’s Property are assignable to third parties in connection with any transfer by Tenant (or its Subsidiaries, if any) to a replacement lessee or operator at the end of the Term. To the extent not transferred to a Successor Tenant pursuant to Article XXXVI hereof (and subject to the rights of any Permitted Leasehold Mortgagee under Article XVII), Tenant shall remove all of Tenant’s Property from the Leased Property at the end of the Term. Any Tenant’s Property left on the Leased Property at the end of the Term whose ownership was not transferred to a Permitted Leasehold Mortgagee or its designee or assignee that entered into or succeeded to a New Lease pursuant to the terms hereof or to a Successor Tenant pursuant to Article XXXVI hereof shall be deemed abandoned by Tenant and shall become the property of Landlord. Notwithstanding anything to the contrary contained herein, but without limitation of Tenant’s express rights to effect replacements, make dispositions or grant liens with respect to Tenant’s Property under this Section 6.2, Tenant shall own, hold and/or lease, as applicable, all of the material Tenant’s Property relating to the Leased Property.

ARTICLE VII

PRESENT CONDITION & PERMITTED USE

7.1    Condition of the Leased Property. Tenant acknowledges receipt and delivery of possession of the Leased Property and confirms that Tenant has examined and otherwise has knowledge of the condition of the Leased Property prior to and as of the execution and delivery of this Lease and has found the same to be satisfactory for its purposes hereunder, it being understood and acknowledged by Tenant that, immediately prior to Landlord’s acquisition of the Leased Property and contemporaneous entry into the Original Lease (with respect to the Original Leased Property), the Fourth Amendment to Lease (with respect to the Chester Property) and the Fifth Amendment (with respect to the Fifth Amendment Additional Property), Tenant (or its Affiliates) was the owner of all of Landlord’s interest in and to the respective Leased Property and, accordingly, Tenant is charged with, and deemed to have, full and complete knowledge of all aspects of the condition and state of the Original Leased Property as of the Commencement Date, the Chester Property as of the Fourth Amendment Date and the Fifth Amendment Additional Property as of the Fifth Amendment Date. Without limitation of the foregoing and regardless of any examination or inspection made by Tenant, and whether or not any patent or latent defect or condition was revealed or discovered thereby, Tenant is leasing the Leased Property “as is” in its present condition. Without limitation of the foregoing, Tenant waives any claim or action against Landlord in respect of the condition of the Leased Property including any defects or adverse conditions not discovered or otherwise known by Tenant as of the Commencement Date (with respect to the Original Leased Property), as of the Fourth Amendment Date (with respect to the Chester Property) and as of the Fifth Amendment Date (with respect to the Fifth Amendment Additional Property). LANDLORD MAKES NO WARRANTY OR REPRESENTATION OF ANY KIND, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, INCLUDING AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO THE NATURE OR QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR THE STATUS OF TITLE TO THE LEASED PROPERTY OR THE PHYSICAL CONDITION OR STATE OF REPAIR THEREOF, OR THE ZONING OR OTHER LAWS, ORDINANCES, BUILDING

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CODES, REGULATIONS, RULES AND ORDERS APPLICABLE THERETO OR TO ANY CAPITAL IMPROVEMENTS WHICH MAY BE NOW OR HEREAFTER CONTEMPLATED, THE IMPOSITIONS LEVIED IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, OR THE USE THAT MAY BE MADE OF THE LEASED PROPERTY OR ANY PART THEREOF, THE INCOME TO BE DERIVED FROM THE FACILITY OR THE EXPENSE OF OPERATING THE SAME, OR THE EXISTENCE OF ANY HAZARDOUS SUBSTANCE, IT BEING AGREED THAT ALL SUCH RISKS, LATENT OR PATENT, ARE TO BE BORNE SOLELY BY TENANT INCLUDING ALL RESPONSIBILITY AND LIABILITY FOR ANY ENVIRONMENTAL REMEDIATION AND COMPLIANCE WITH ALL ENVIRONMENTAL LAWS. This Section 7.1 shall not be construed to limit Landlord’s express indemnities made hereunder.

7.2    Use of the Leased Property.

(a)    Tenant shall not use (or cause or permit to be used) any Facility, including the Leased Property, or any portion thereof, including any Capital Improvement, for any use other than the Primary Intended Use without the prior written consent of Landlord, which consent Landlord may withhold in its sole discretion. Landlord acknowledges that operation of the Leased Property for its Primary Intended Use generally may require a Gaming License under applicable Gaming Regulations and that without such a license, if applicable, neither Landlord nor Landlord REIT may operate, control or participate in the conduct of the gaming operations at a Facility. Tenant acknowledges that operation of a Facility for its Primary Intended Use generally may require a Gaming License under applicable Gaming Regulations and that without such a license, if applicable, Tenant may not operate, control or participate in the conduct of the gaming operations at such Facility. It is understood that prior to the Chester Property Payment Agreement Obligation End Date, Tenant, and not Landlord, shall be responsible for all Chester Property Payment Agreement Obligations.

(b)    Tenant shall not commit or suffer to be committed any waste with respect to a Facility, including on or to the Leased Property (and, without limitation, to the Capital Improvements) or cause or permit any nuisance thereon or, except as required by law, knowingly take or suffer any action or condition that will diminish in any material respect, the ability of the Leased Property to be used as a Gaming Facility (or otherwise for the Primary Intended Use) after the Expiration Date.

(c)    Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed, (i) initiate or support any limiting change in the permitted uses of the Leased Property (or to the extent applicable, limiting zoning reclassification of the Leased Property); (ii) seek any variance under existing land use restrictions, laws, rules or regulations (or, to the extent applicable, zoning ordinances) applicable to the Leased Property or the use of the Leased Property in any manner that adversely affects (other than to a de minimis extent) the value or utility of the Leased Property for the Primary Intended Use; (iii) execute or file any subdivision plat or condominium declaration affecting the Leased Property or any portion thereof, or institute, or permit the institution of, proceedings to alter any tax lot comprising the Leased Property or any portion thereof; or (iv) knowingly permit or suffer the Leased Property or any portion thereof to be used by the public or any Person in such manner as might make possible a claim of adverse usage or possession or of any implied dedication or

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easement (provided that the proscription in this clause (iv) is not intended to and shall not restrict Tenant in any way from complying with any obligation it may have under applicable Legal Requirements, including, without limitation, Gaming Regulations, to afford to the public access to the Leased Property or any portion thereof). Without limiting the foregoing, (1) Tenant will not impose or permit the imposition of any restrictive covenants, easements or other encumbrances upon the Leased Property (including, subject to the last paragraph of Section 16.1, any restrictive covenant, easement or other encumbrance which Tenant may otherwise impose or permit to be imposed pursuant to the provisions of any Permitted Exception Document) without Landlord’s consent, which shall not be unreasonably withheld, conditioned or delayed, provided, that, Landlord is given reasonable opportunity to participate in the process leading to such restrictive covenant, easement or other encumbrance, and (2) other than any liens or other encumbrances granted to a Fee Mortgagee, Landlord will not enter into, amend or otherwise modify agreements that encumber the Leased Property (including any Property Documents (including the Chester Property Payment Agreements)) without Tenant’s consent, which shall not be unreasonably withheld, conditioned or delayed, provided, that, Tenant is given reasonable opportunity to participate in the process leading to such agreement, amendment or other modification. Landlord agrees it will not withhold consent to utility easements and other similar encumbrances made in the ordinary course of Tenant’s business conducted on the Leased Property in accordance with the Primary Intended Use, provided the same does not adversely affect in any material respect the use or utility of the Leased Property for the Primary Intended Use. Nothing in the foregoing is intended to vitiate or supersede Tenant’s right to enter into Permitted Leasehold Mortgages or Landlord’s right to enter into Fee Mortgages in each case as and to the extent provided herein. Notwithstanding anything to the contrary contained herein, Tenant will not amend or otherwise modify or supplement the Chester Property Payment Agreements without Landlord’s consent, which shall not be unreasonably withheld, conditioned or delayed, provided, that, Landlord is given reasonable opportunity to participate in the process leading to such amendment or other modification or supplement.

(d)    Except to the extent resulting from a Permitted Operation Interruption, Tenant shall cause each of the Continuous Operation Facilities to be Continuously Operated during the Term. With respect to any Facility that is not a Continuous Operation Facility, (i) during any time period that such Facility ceases to be Continuously Operated, solely for purposes of calculating Variable Rent in accordance herewith, the Net Revenue associated with such Facility shall be subject to a floor equal to the Net Revenue for such Facility for the calendar year immediately preceding such period that such Facility is not Continuously Operated, prorated for the applicable time period that such Facility is not Continuously Operated and (ii) if a Facility that is not a Continuous Operation Facility ceases to be Continuously Operated for a period of one (1) year, then the Annual Minimum Cap Ex Requirement, the Triennial Minimum Cap Ex Requirement A, the Triennial Minimum Cap Ex Requirement B and the Triennial Allocated Minimum Cap Ex Amount B Floor shall be decreased by the Minimum Cap Ex Reduction Amount (provided, however, that, if at any time thereafter, operations at such Facility resume, such Minimum Cap Ex Requirements and Triennial Allocated Minimum Cap Ex Amount B Floor shall be increased by the amount of such decrease). Further, if any Facility that is not a Continuous Operation Facility ceases to be Continuously Operated for a period of one (1) year, then Landlord shall have the right, in its sole discretion, to terminate this Lease solely as to such Facility, in which event the Rent shall be adjusted in accordance with the Rent Reduction Amount.

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(e)    Subject to Article XII regarding permitted contests, Tenant, at its sole cost and expense, shall promptly (i) comply in all material respects with all Legal Requirements and Insurance Requirements affecting each Facility and the business conducted thereat, including those regarding the use, operation, maintenance, repair and restoration of the Leased Property or any portion thereof (including all Capital Improvements) and Tenant’s Property whether or not compliance therewith may require structural changes in any of the Leased Improvements or interfere with the use and enjoyment of the Leased Property or any portion thereof, and (ii) procure, maintain and comply in all material respects with all Gaming Regulations and Gaming Licenses, and other authorizations required for the use of the Leased Property (including all Capital Improvements) and Tenant’s Property for the applicable Primary Intended Use and any other use of the Leased Property (and Capital Improvements then being made) and Tenant’s Property, and for the proper erection, installation, operation and maintenance of the Leased Property and Tenant’s Property. In an emergency involving an imminent threat to human health and safety or damage to property, or in the event of a breach by Tenant of its obligations under this Section 7.2 which is not cured within any applicable cure period set forth herein, Landlord or its representatives (and any Fee Mortgagee) may, but shall not be obligated to, enter upon the Leased Property (and, without limitation, all Capital Improvements) (upon reasonable prior written notice to Tenant, except in the case of emergency, and Tenant shall be permitted to have Landlord or its representatives accompanied by a representative of Tenant) and take such reasonable actions and incur such reasonable costs and expenses to effect such compliance as it deems advisable to protect its interest in the Leased Property, and Tenant shall reimburse Landlord for all such reasonable out-of-pocket costs and expenses actually incurred by Landlord in connection with such actions.

(f)    Without limitation of any of the other provisions of this Lease, Tenant shall comply with all Property Documents (including any Chester Property Payment Agreements) (i) that are listed on the title policies described on Exhibit J attached hereto, (ii) that are listed on Schedule 10 hereto or (iii) (w) with respect to the Original Leased Property, made after the Commencement Date in accordance with the terms of this Lease, (x) with respect to the Chester Property, made after the Fourth Amendment Date in accordance with the terms of this Lease, (y) with respect to the Fifth Amendment Additional Property, made after the Fifth Amendment Date in accordance with the terms of this Lease, or (z) as may otherwise be entered into or agreed to in writing by Tenant.

(g)

(i)    Without limitation of any of the other provisions of this Lease, Tenant shall keep in full force and effect, comply with and satisfy all the obligations of Landlord (as property owner) and/or Tenant (as operator) under the AC Interim PILOT Agreement, including, but not limited to, paying all fees, charges, taxes, payments in lieu of taxes and other charges as and when due thereunder or in connection therewith whenever due, and submitting all required reports, certifications and information required thereunder no later than the last date that such reports, certifications and information are due in order to be in compliance with the AC Interim PILOT Agreement. Notwithstanding Section 4.1(f) hereof, Landlord will enter into an annual AC Interim PILOT Agreement in accordance with N.J.S.A. 52:27BBBB-20 and provide Tenant a copy thereof in sufficient time for Tenant to pay or cause to be paid the payment in lieu of taxes due thereunder each year during the Term when such payment is due and payable; provided, however, in the

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event the obligations under any annual AC Interim PILOT Agreement that Landlord intends to enter into after the Fifth Amendment Date are materially greater than the obligations in the then existing AC Interim PILOT Agreement, such AC Interim PILOT Agreement shall be subject to Tenant’s prior written consent (with respect solely to the materially greater obligations), which shall not be unreasonably withheld, conditioned or delayed (it being understood that it shall not be reasonable for Tenant to withhold its consent to such AC Interim PILOT Agreement based on an increase of the amount of the payment in lieu of taxes due thereunder that is required by N.J.S.A. 52:27BBBB-20). Any refund due Landlord under the then applicable AC Interim PILOT Agreement, so long as Tenant shall have made the required payment in lieu of taxes payment due thereunder, shall be delivered to Tenant upon receipt thereof by Landlord. If, as a result of any of Tenant’s actions or omissions in violation of this Lease or the AC Interim PILOT Agreement, Landlord or the Leased Property lose the benefits of the AC Interim PILOT Agreement, Tenant shall pay to Landlord an amount equal to the value of such loss to the extent Landlord would have been entitled to receive and retain such benefits under this Lease or the amount of any additional costs paid by Landlord as a result of such loss.

(ii)    Tenant shall be entitled to all monetary and other benefits under the AC Grants Related Documents and neither Landlord nor its Affiliates shall have any rights to the monetary or other benefits under the AC Grants Related Documents or the grant funds pertaining thereto. All monetary and other obligations under, arising in connection with or otherwise with respect to the AC Grants Related Documents shall be the sole obligations of Tenant and neither Landlord nor its Affiliates shall have any obligations whatsoever under, arising in connection with or otherwise with respect to the AC Grants Related Documents, including with respect to the grant funds pertaining thereto.

(h)    Tenant shall operate each Facility under one or more Brands, provided, that, (i) Tenant shall have the right, subject to receipt of any required approval from any governmental authority, body or agency, to change the Brand under which any Facility is operated to any other Brand, with the costs of such rebranding borne by Tenant, (ii) Tenant shall give Landlord prior notice of any change to the top-level Brand of any Facility, and (iii) such Facility shall in all events continue to be operated under all other System-wide IP. If any Brand is replaced by another Brand pursuant to the preceding sentence, Landlord and Tenant shall cooperate with one another to make such changes to this Lease as are necessary to give effect to such new Brand.

(i)    Tenant hereby acknowledges and agrees that Tenant (a) shall comply with all provisions, terms and conditions of the HNO Operating Contract, except to the extent that such failure to comply does not result in the loss of, suspension of, inability to reinstate or failure to obtain and maintain any Gaming License or any other material rights or entitlements held or required to be held by a Tenant Party under any Gaming Regulations or under the HNO Operating Contract in order to engage in Gaming activities at the Leased Property (HNO) and (b) shall not amend or otherwise modify or supplement the HNO Operating Contract without Landlord’s consent, which shall not be unreasonably withheld, conditioned or delayed, provided, that, Landlord is given reasonable opportunity to participate in the process leading to such amendment or other modification or supplement.

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7.3    Ground Leases.

(a)    This Lease, to the extent affecting and solely with respect to the Ground Leased Property, is and shall be subject and subordinate to all of the terms and conditions of the Ground Leases and to all liens, rights and encumbrances to which the Ground Leases are subject or subordinate. Tenant hereby acknowledges that Tenant has reviewed and agreed to all of the terms and conditions of the Ground Leases in effect as of (i) the Commencement Date (with respect to the Original Leased Property) or (ii) the Fifth Amendment Date (with respect to the Fifth Amendment Additional Property) as listed on Schedule 2 attached hereto. Tenant hereby agrees that (x) Tenant shall comply with all provisions, terms and conditions of the Ground Leases in effect as of (i) the Commencement Date (with respect to the Original Leased Property) or (ii) the Fifth Amendment Date (with respect to the Fifth Amendment Additional Property) as listed on Schedule 2 and, subject to Section 7.3(g) and Section 7.3(h), any amendments or modifications thereto and any new Ground Leases, in each case except to the extent such provisions, terms and conditions (1) apply solely to Landlord, (2) are not susceptible of being performed (or if breached, are not capable of being cured) by Tenant, and (3) in the case of the Ground Leases in effect as of (i) the Commencement Date (with respect to the Original Leased Property) or (ii) the Fifth Amendment Date (with respect to the Fifth Amendment Additional Property), are expressly set forth in the copies of such Ground Leases that were furnished to Landlord by Tenant on or prior to (i) the Commencement Date (with respect to the Original Leased Property) or (ii) the Fifth Amendment Date (with respect to the Fifth Amendment Additional Property) (provisions, terms and conditions satisfying clauses (1) through (3), “Landlord Specific Ground Lease Requirements”), and (y) Tenant shall not do, or (except with respect to Landlord Specific Ground Lease Requirements) fail to do, anything that would cause any violation of the Ground Leases. Without limiting the foregoing, (i) Tenant acknowledges that it shall be obligated to (and shall) pay, as part of Tenant’s obligations under this Lease, all monetary obligations imposed upon Landlord as the lessee under any and all of the Ground Leases as and when due thereunder, including, without limitation, any rent and additional rent payable thereunder and shall, upon request, provide satisfactory proof evidencing such payments to Landlord, (ii) to the extent Landlord is required to obtain the written consent of the lessor under any applicable Ground Lease (in each case, the “Ground Lessor”) to alterations of or the subleasing of all or any portion of the Ground Leased Property pursuant to any Ground Lease, Tenant shall likewise obtain the applicable Ground Lessor’s written consent to alterations of or the sub-subleasing of all or any portion of the Ground Leased Property (in each case, to the extent the same is permitted hereunder), and (iii) (without limitation of the Insurance Requirements hereunder) Tenant shall carry and maintain general liability, automobile liability, property and casualty, worker’s compensation, employer’s liability insurance and such other insurance, if any, in amounts and with policy provisions, coverages and certificates as required of Landlord as tenant under any applicable Ground Lease. The foregoing is not intended to vitiate or supersede Landlord’s rights as lessee under any Ground Lease, and, without limitation of the preceding portion of this sentence or of any other rights or remedies of Landlord hereunder, in the event Tenant fails to comply with its obligations with respect to Ground Leases (or the HNO GL Operator Agreement, as applicable) as described herein (without giving effect to any notice or cure periods thereunder), Landlord shall have the right (but without any obligation to Tenant or any liability for failure to exercise such right), following written notice to Tenant and the passage of a reasonable period of time (except to the extent the failure is of a nature such that it is not practicable for Landlord to provide such prior written notice, in which event Landlord shall provide written notice as soon as practicable) to cure such failure, in which event Tenant shall reimburse Landlord for Landlord’s reasonable costs and expenses

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incurred in connection with curing such failure. The parties acknowledge that the Ground Leases on the one hand, and this Lease on the other hand, constitute separate contractual arrangements among separate parties and nothing in this Lease shall vitiate or otherwise affect the obligations of the parties to the Ground Leases, and nothing in the Ground Leases shall vitiate or otherwise affect the obligations of the parties hereto pursuant to this Lease (except as specifically set forth in this Section 7.3).

(b)    Subject to Section 7.3(c) below, in the event of cancellation or termination of any Ground Lease for any reason whatsoever whether voluntary or involuntary (by operation of law or otherwise) prior to the expiration date of this Lease, including extensions and renewals granted hereunder (other than the cancellation or termination of a Ground Lease entered into in connection with a sale-leaseback transaction by Landlord (other than if such cancellation or termination resulted from Tenant’s default under this Lease), which cancellation or termination results in the Leased Property leased under such Ground Lease no longer being subject to this Lease), then, this Lease and Tenant’s obligation to pay the Rent and Additional Charges hereunder and all other obligations of Tenant hereunder (other than such obligations of Tenant hereunder that concern solely the applicable Ground Leased Property demised under the affected Ground Lease) shall continue unabated; provided, that, if Landlord (or any Fee Mortgagee) enters into a replacement lease with respect to the applicable Ground Leased Property on substantially similar terms to those of such cancelled or terminated Ground Lease, then such replacement lease shall automatically become a Ground Lease hereunder and such Ground Leased Property shall remain part of the Leased Property hereunder. Nothing contained in this Lease shall create, or be construed as creating, any privity of contract or privity of estate between Ground Lessor and Tenant.

(c)    With respect to any Ground Leased Property, the Ground Lease for which has an expiration date (taking into account any renewal options exercised thereunder or hereafter exercised) prior to the expiration of the Term (taking into account any exercised renewal options hereunder), this Lease shall expire solely with respect to such Ground Leased Property concurrently with such Ground Lease expiration date (taking into account the terms of the following sentences of this Section 7.3(c)). There shall be no reduction in Rent nor Required Capital Expenditures by reason of such expiration with respect to, and the corresponding removal from this Lease of, any such Ground Leased Property. Landlord (as ground lessee) shall exercise all renewal options contained in each Ground Lease so as to extend the term thereof (provided, that, Tenant shall furnish to Landlord written notice of the outside date by which any such renewal option must be exercised in order to validly extend the term of any such Ground Lease; such notice shall be delivered no earlier than one hundred twenty (120) days prior to the earliest date any such option may be validly exercised and no later than forty-five (45) days prior to the outside date by which such option must be validly exercised, which notice shall be followed by a second notice from Tenant to Landlord of such outside date, such notice to be furnished to Landlord no later than fifteen (15) days prior to the outside date), and Landlord shall provide Tenant with a copy of Landlord’s exercise of such renewal option. With respect to any Ground Lease that otherwise would expire during the Term, Tenant, on Landlord’s behalf, shall have the right to negotiate for a renewal or replacement of such Ground Lease with the third party ground lessor, on terms satisfactory to Tenant (subject, (i) to Landlord’s reasonable consent with respect to the provisions, terms and conditions thereof which would reasonably be expected to materially and adversely affect Landlord, and (ii) in the case of any such renewal or replacement that would extend the term of such Ground Lease beyond the Term, to Landlord’s sole right to approve any such provisions, terms and conditions that would be applicable beyond the Term).

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(d)    Nothing contained in this Lease amends, or shall be construed to amend, any provision of the Ground Leases.

(e)    Tenant shall indemnify, defend and hold harmless the Landlord Indemnified Parties, the Ground Lessor, any master lessor to Ground Lessor and any other party entitled to be indemnified by Landlord pursuant to the terms of any Ground Lease from and against any and all claims arising from or in connection with the applicable Facility and/or this Lease with respect to which such party is entitled to indemnification by Landlord pursuant to the terms of any Ground Lease, and from and against all costs, attorneys’ fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon to the extent provided in the applicable Ground Lease; and in case any such action or proceeding be brought against any of the Landlord Indemnified Parties, any Ground Lessor or any master lessor to Ground Lessor or any such party by reason of any such claim, Tenant, upon notice from Landlord or any of its Affiliates or such other Landlord Indemnified Party, such Ground Lessor or such master lessor to Ground Lessor or any such party, shall defend the same at Tenant’s expense by counsel reasonably satisfactory to the party or parties indemnified pursuant to this paragraph or the Ground Lease. Notwithstanding the foregoing, in no event shall Tenant be required to indemnify, defend or hold harmless the Landlord Indemnified Parties, the Ground Lessor, any master lessor to Ground Lessor or any other party from or against any claims to the extent resulting from (i) the gross negligence or willful misconduct of Landlord, or (ii) the actions of Landlord except if such actions are (x) the result of Tenant’s failure, in violation of this Lease, to act or (y) taken at the request or direction of Tenant in accordance with Section 41.31, Section 41.32 or Section 41.33 hereof.

(f)    To the extent required under the applicable Ground Lease, Tenant hereby waives any and all rights of recovery (including subrogation rights of its insurers) from the applicable Ground Lessor, its agents, principals, employees and representatives for any loss or damage, including consequential loss or damage, covered by any insurance policy maintained by Tenant, whether or not such policy is required under the terms of the Ground Lease.

(g)    Landlord shall not enter into any new ground leases with respect to the Leased Property or any portion thereof (except as provided by Section 7.3(h)), or amend, modify or terminate any existing Ground Leases (except as provided by Section 7.3(b) or Section 7.3(c)), in each case without Tenant’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, provided, that, Landlord may amend or modify Ground Leases in a manner that will not adversely affect Tenant (e.g., an amendment relating to a period following the end of the Term), and Landlord may acquire the fee interest in the property leased pursuant to any Ground Lease, so long as Tenant’s rights and obligations hereunder are not adversely affected thereby.

(h)    Landlord may enter into new Ground Leases with respect to the Leased Property or any portion thereof (including pursuant to a sale-leaseback transaction) or amend or modify any such Ground Leases, provided that, notwithstanding anything herein to the contrary (other than replacement Ground Lease(s) made pursuant to Section 7.3(b) or Ground Lease(s) made pursuant to the final sentence of Section 7.3(c)), Tenant shall not be obligated to comply with any additional or more onerous obligations under such new ground lease or amendment or

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modification thereof with which Tenant is not otherwise obligated to comply under this Lease (and, without limiting the generality of the foregoing, Tenant shall not be required to incur any additional monetary obligations (whether for payment of rents under such new Ground Lease or otherwise) in connection with such new Ground Lease) (except to a de minimis extent), unless Tenant approves such additional obligations in its sole and absolute discretion.

(i)    Tenant shall not amend, modify or terminate the HNO GL Operator Agreement without Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

7.4    Third Party Reports. Upon Landlord’s reasonable request from time to time, Tenant shall provide Landlord with copies of any third party reports obtained by Tenant with respect to the Leased Property, including, without limitation, copies of surveys, environmental reports and property condition reports.

7.5    Operating Standard. Tenant shall, throughout the Term, cause each Facility to be operated, managed, used, maintained and repaired in all material respects in accordance with the Applicable Standards, as applicable to such Facility, in each case except to the extent the failure to do so does not result in, and would not reasonably be expected to have, a material adverse effect on Landlord (taken as a whole with “Landlord” as defined in the Joliet Lease) or all of the Facilities (taken as a whole with the Joliet Facility).

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other that as of the Commencement Date, as of the Fourth Amendment Date and as of the Fifth Amendment Date: (i) this Lease (as in effect on such date) and all other documents executed, or to be executed, by it in connection herewith (as each such document is in effect on such date) have been duly authorized and shall be binding upon it; (ii) it is duly organized, validly existing and in good standing under the laws of the state of its formation and, as applicable, is duly authorized and qualified to perform this Lease within each State in which any Leased Property is located; and (iii) neither this Lease nor any other document executed or to be executed in connection herewith violates the terms of any other agreement of such Party.

ARTICLE IX

MAINTENANCE AND REPAIR

9.1    Tenant Obligations. Subject to the provisions of Sections 10.1, 10.2 and 10.3 relating to Landlord’s approval of certain Alterations, Capital Improvements and Material Capital Improvements, Tenant, at its expense and without the prior consent of Landlord, shall maintain the Leased Property, and every portion thereof, including all of the Leased Improvements and the structural elements and the plumbing, heating, ventilating, air conditioning, electrical, lighting, sprinkler and other utility systems thereof, all fixtures and all appurtenances to the Leased Property including any and all private roadways, sidewalks and curbs appurtenant to the Leased Property,

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and Tenant’s Property, in each case in good order and repair whether or not the need for such repairs occurs as a result of Tenant’s use, any prior use, the elements or the age of the Leased Property, and, with reasonable promptness, make all reasonably necessary and appropriate repairs thereto of every kind and nature, including those necessary to ensure continuing compliance with all Legal Requirements (including, without limitation, all Gaming Regulations and Environmental Laws) (to the extent required hereunder), Insurance Requirements, the Ground Leases and the Property Documents whether now or hereafter in effect (other than any Ground Leases or Property Documents (or modifications to Ground Leases or Property Documents) entered into after (i) the Commencement Date (with respect to the Original Leased Property), (ii) the Fourth Amendment Date (with respect to the Chester Property) or (iii) the Fifth Amendment Date (with respect to the Fifth Amendment Additional Property), as applicable, that impose obligations on Tenant (other than de minimis obligations) to the extent (x) in the case of Property Documents, entered into by Landlord without Tenant’s consent pursuant to Section 7.2(c) or (y) in the case of Ground Leases, Tenant is not required to comply therewith pursuant to Section 7.3(b), Section 7.3(g) or Section 7.3(h)) and, with respect to any Fee Mortgages, the applicable provisions of such Fee Mortgage Documents as and to the extent Tenant is required to comply therewith pursuant to Article XXXI hereof, in each case except to the extent otherwise provided in Article XIV or Article XV of this Lease, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to or first arising after the (i) the Commencement Date (with respect to the Original Leased Property), (ii) the Fourth Amendment Date (with respect to the Chester Property) or (iii) the Fifth Amendment Date (with respect to the Fifth Amendment Additional Property).

9.2    No Landlord Obligations. Landlord shall not under any circumstances be required to (i) build or rebuild any improvements on the Leased Property; (ii) make any repairs, replacements, alterations, restorations or renewals of any nature to the Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto; or (iii) maintain the Leased Property in any way. Tenant hereby waives, to the extent permitted by law, the right to make repairs at the expense of Landlord pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted. This Section 9.2 shall not be construed to limit Landlord’s express indemnities, if any, made hereunder.

9.3    Landlord’s Estate. Nothing contained in this Lease and no action or inaction by Landlord shall be construed as (i) constituting the consent or request of Landlord, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property, or any part thereof, or any Capital Improvement; or (ii) giving Tenant any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Landlord in respect thereof or to make any agreement that may create, or in any way be the basis for, any right, title, interest, lien, claim or other encumbrance upon the estate of Landlord in the Leased Property, or any portion thereof or upon the estate of Landlord in any Capital Improvement.

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9.4    End of Term. Subject to Sections 17.1(f) and 36.1, Tenant shall, upon the expiration or earlier termination of the Term, vacate and surrender and relinquish in favor of Landlord all rights to the Leased Property (together with all Capital Improvements, including all Tenant Capital Improvements, except to the extent provided in Section 10.4 in respect of Tenant Material Capital Improvements), in each case, in the condition in which such Leased Property was originally received from Landlord and, in the case of Capital Improvements (other than Tenant Material Capital Improvements to the extent provided in Section 10.4), when such Capital Improvements were originally introduced to the applicable Facility, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear and subject to any Casualty Event or Condemnation as provided in Articles XIV and XV.

ARTICLE X

ALTERATIONS

10.1    Alterations, Capital Improvements and Material Capital Improvements. Tenant shall not be required to obtain Landlord’s consent or approval to make any Alterations or Capital Improvements (including any Material Capital Improvement) to the Leased Property; provided, however, that all such Alterations and Capital Improvements (i) shall be of equal quality to or better quality than the applicable portions of the existing Facility, as applicable, except to the extent Alterations or Capital Improvements of lesser quality would not, in the reasonable opinion of Tenant, result in any diminution of value of the Leased Property (or applicable portion thereof), (ii) shall not have an adverse effect on the structural integrity of any portion of the Leased Property, and (iii) shall not otherwise result in a diminution of value to the Leased Property (except to a de minimis extent). If any Alteration or Capital Improvement would not or does not meet the standards of the preceding sentence, then such Alteration or Capital Improvement shall be subject to Landlord’s written approval, which written approval shall not be unreasonably withheld, conditioned or delayed. Further, except as set forth in Section 10.6, if any Alteration or Capital Improvement (or the aggregate amount of all related Alterations or Capital Improvements) has a total budgeted cost (as reasonably evidenced to Landlord) in excess of Seventy-Five Million and No/100 Dollars ($75,000,000.00) (the “Alteration Threshold”), then such Alteration or Capital Improvement (or series of related Alterations or Capital Improvements) shall be subject to the approval of Landlord and, if applicable, subject to Section 31.3, any Fee Mortgagee, in each case which written approval shall not be unreasonably withheld, conditioned or delayed. Landlord shall have the right (in addition to any construction consultant engaged by Tenant, at Tenant’s sole cost and expense, to satisfy any applicable Additional Fee Mortgagee Requirement) to also select and engage, at Landlord’s cost and expense, construction consultants to conduct inspections of the Leased Property during the construction of any Material Capital Improvements, provided that (x) such inspections shall be conducted in a manner as to not unreasonably interfere with such construction or the operation of the Facility, (y) prior to entering the Leased Property, such consultants shall deliver to Tenant evidence of insurance reasonably satisfactory to Tenant and (z) (irrespective of whether the consultant was engaged by Landlord, Tenant or otherwise) Landlord and Tenant shall be entitled to receive copies of such consultants’ work product and shall have direct access to and communication with such consultants.

10.2    Landlord Approval of Certain Alterations and Capital Improvements. If Tenant desires to make any Alteration or Capital Improvement for which Landlord’s approval is required pursuant to Section 10.1 above, Tenant shall submit to Landlord in reasonable detail a

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general description of the proposal, the projected cost of the applicable Work and such plans and specifications, permits, licenses, contracts and other information concerning the proposal as Landlord may reasonably request. Such description shall indicate the use or uses to which such Alteration or Capital Improvement will be put and the impact, if any, on current and forecasted gross revenues and operating income attributable thereto. Landlord may condition any approval of any Alteration or Capital Improvement (including any Material Capital Improvement), to the extent required pursuant to Section 10.1 above, upon any or all of the following terms and conditions, to the extent reasonable under the circumstances:

(a)    the Work shall be effected pursuant to detailed plans and specifications approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed;

(b)    the Work shall be conducted under the supervision of a licensed architect or engineer selected by Tenant (the “Architect”) and, for purposes of this Section 10.2 only, approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed;

(c)    other than with respect to the HNO License Extension Improvements, Landlord’s receipt from the general contractor and, if reasonably requested by Landlord, any major subcontractor(s) of a performance and payment bond for the full value of such Work, which such bond shall name Landlord as an additional obligee and otherwise be in form and substance and issued by a Person reasonably satisfactory to Landlord;

(d)    other than with respect to the HNO License Extension Improvements, Landlord’s receipt of reasonable evidence of Tenant’s financial ability to complete the Work without materially and adversely affecting its cash flow position or financial viability;

(e)    such Alteration or Capital Improvement will not result in the Leased Property becoming a “limited use” within the meaning of Revenue Procedure 2001-28 property for purposes of United States federal income taxes; and

(f)    solely with respect to the HNO License Extension Improvements, Tenant shall cause Landlord to be named as an additional obligee under the performance and payment bonds which are to be obtained in connection with the construction of the HNO License Extension Improvements under the terms of the HNO Ground Lease to the extent it may be done at a nominal cost.

10.3    Construction Requirements for Alterations and Capital Improvements. For any Alteration or Capital Improvement having a budgeted cost in excess of Fifteen Million and No/100 Dollars ($15,000,000.00) (and as otherwise expressly required under subsection (g) below), Tenant shall satisfy the following:

(a)    If and to the extent plans and specifications typically would be (or, in accordance with applicable Legal Requirements, are required to be) obtained in connection with a project of similar scope and nature to such Alteration or Capital Improvement, Tenant shall, prior to commencing any Work in respect of the same, provide Landlord copies of such plans and specifications. Tenant shall also supply Landlord with related documentation, information and materials relating to the Property or such Work in Tenant’s possession or control, including, without limitation, surveys, property condition reports and environmental reports, as Landlord may reasonably request from time to time;

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(b)    No Work shall be commenced until Tenant shall have procured and paid for all municipal and other governmental permits and authorizations required to be obtained prior to such commencement (if any), including those permits and authorizations required pursuant to any Gaming Regulations (if any), and, upon Tenant’s request, Landlord shall join in the application for such permits or authorizations whenever such action is necessary; provided, however, that (i) any such joinder shall be at no cost or expense to Landlord; and (ii) any plans required to be filed in connection with any such application which require the approval of Landlord as hereinabove provided shall have been so approved by Landlord;

(c)    Such Work shall not, and, if an Architect has been engaged for such Work, the Architect shall certify to Landlord that such Architect is of the opinion that construction will not, impair the structural strength of any component of the applicable Facility or overburden the electrical, water, plumbing, HVAC or other building systems of any such component or otherwise violate applicable building codes or prudent industry practices;

(d)    If an Architect has been engaged for such Work and if plans and specifications have been obtained in connection with such Work, the Architect shall certify to Landlord that such Architect is of the opinion that the plans and specifications conform to, and comply with, in all material respects, all applicable building, subdivision and zoning codes, laws, ordinances and regulations imposed by all governmental authorities having jurisdiction over the applicable Leased Property;

(e)    During (except with respect to the HNO License Extension Improvements) and following completion of such Work, the parking and other amenities which are located on or at the Leased Property shall remain adequate for the operation of the applicable Facility for its Primary Intended Use and not be less than that which is required by law (including any variances with respect thereto) and any applicable Property Documents; provided, however, with Landlord’s prior consent, which consent shall not be unreasonably withheld, conditioned or delayed, and at no additional expense to Landlord, (i) to the extent sufficient additional parking is not already a part of an Alteration or Capital Improvement, Tenant may construct additional parking on or at the Leased Property; or (ii) Tenant may acquire off-site parking to serve the Leased Property as long as such parking shall be reasonably proximate to, and dedicated to, or otherwise made available to serve, the Leased Property;

(f)    All Work done in connection with such construction shall be done promptly and using materials and resulting in Work that is at least as good product and condition as the remaining areas of the applicable Leased Property and in conformity with all Legal Requirements, including, without limitation, any applicable minority or women owned business requirement; and

(g)    If applicable in accordance with customary and prudent industry standards, promptly following the completion of such Work, Tenant shall deliver to Landlord “as built” plans and specifications with respect thereto, certified as accurate by the Architect supervising such Work, and copies of any new or revised certificates of occupancy or other licenses, permits and authorizations required in connection therewith. In addition, with respect to any Alteration or

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Capital Improvement having a budgeted cost equal to or less than Fifteen Million and No/100 Dollars ($15,000,000.00), Tenant shall endeavor in good faith to (and upon Landlord’s request will) deliver to Landlord any “as-built” plans and specifications actually obtained by Tenant in connection with such Alteration or Capital Improvement.

Notwithstanding anything to the contrary contained herein, at any time during the Term that Tenant is not a Controlled Subsidiary of ERI, this Section 10.3 shall be deemed modified by replacing all references therein to “Fifteen Million and No/100 Dollars ($15,000,000.00)” to “Five Million and No/100 Dollars ($5,000,000.00)”.

10.4    Landlord’s Right of First Offer to Fund Material Capital Improvements.

(a)    Landlord’s Right to Submit Landlord’s MCI Financing Proposal. In advance of commencing any Work in connection with (x) any Material Capital Improvement (other than the HNO License Extension Improvements) or (y) any Released Cluster Parcel Development (provided, for purposes of clarification, that preliminary planning, designing, budgeting, evaluating (including environmental and integrity testing and the like) (collectively, “Preliminary Studies”), permitting and demolishing in preparation for such Material Capital Improvement or such Released Cluster Parcel Development shall not be considered “commencing” for purposes hereof), Tenant shall provide written notice (“Tenant’s MCI Intent Notice”) of Tenant’s intent to do so. Upon Landlord’s request, such notice shall be followed by (i) a reasonably detailed description of the proposed Material Capital Improvement or development of such Released Cluster Parcels, as applicable, (ii) the then-projected cost of construction of the proposed Material Capital Improvement or Released Cluster Parcel Development, as applicable, (iii) copies of the plans and specifications, permits, licenses, contracts and Preliminary Studies concerning the proposed Material Capital Improvement or Released Cluster Parcel Development, as applicable, to the extent then-available, (iv) reasonable evidence that such proposed Material Capital Improvement or Released Cluster Parcel Development, as applicable, will, upon completion, comply with all applicable Legal Requirements, and (v) reasonably detailed information regarding the terms upon which Tenant is considering seeking financing therefor, if any. To the extent in Tenant’s possession or control, Tenant shall provide to Landlord any additional information about such proposed Material Capital Improvements or Released Cluster Parcel Development, as applicable, which Landlord may reasonably request. Landlord (or, with respect to financing structured as a loan rather than as ownership of the real property by Landlord with a lease back to Tenant, Landlord’s Affiliate) may, but shall be under no obligation to, provide all (but not less than all) of the financing necessary to fund the applicable Material Capital Improvement or Released Cluster Parcel Development, as applicable, (along with related fees and expenses, such as title fees, costs of permits, legal fees and other similar transaction costs) by complying with the option exercise requirements set forth below. Within thirty (30) days of receipt of Tenant’s MCI Intent Notice, Landlord shall notify Tenant in writing as to whether Landlord (or, if applicable, its Affiliate) is willing to provide financing for such proposed Material Capital Improvement or Released Cluster Parcel Development, as applicable, and, if so, the terms and conditions upon which Landlord (or, if applicable, its Affiliate) is willing to do so in reasonable detail, in the form of a proposed term sheet (such terms and conditions, “Landlord’s MCI Financing Proposal”). Upon receipt, Tenant shall have ten (10) days to accept, reject or commence negotiating Landlord’s MCI Financing Proposal.

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(b)    If Tenant Accepts Landlord’s MCI Financing Proposal. If Tenant accepts Landlord’s MCI Financing Proposal (either initially or, after negotiation, a modified version thereof) (an “Accepted MCI Financing Proposal”) and such financing is actually consummated between Tenant and Landlord (or, if applicable, its Affiliate) as more particularly provided in Section 10.4(f) below (a “Landlord MCI Financing”), then, with respect to the applicable Material Capital Improvements, as and when constructed, such Material Capital Improvement shall be deemed part of the Leased Property for all purposes except as specifically provided in Section 6.1(b) hereof (and, without limitation, such Material Capital Improvements shall be surrendered to (and all rights therein shall be relinquished in favor of) Landlord upon the Expiration Date).

(c)    If Landlord Declines to Make Landlord’s MCI Financing Proposal. If Landlord declines or fails to timely submit Landlord’s MCI Financing Proposal, Tenant shall be permitted to either (1) use then-existing available financing or, subject to Article XVII, enter into financing arrangements with any lender, preferred equity holder and/or other third party financing source (a “Third-Party MCI Financing”) for such Material Capital Improvement or Released Cluster Parcel Development, as applicable, or (2) use Cash to pay for such Material Capital Improvement or Released Cluster Parcel Development, as applicable, provided, that, if Tenant has not used then-existing, or entered into a new, Third-Party MCI Financing (or commenced such Material Capital Improvement or Released Cluster Parcel Development, as applicable, utilizing Cash) by the date that is nine (9) months following delivery of Tenant’s MCI Intent Notice, then, prior to entering into any such Third-Party MCI Financing and/or commencing such Material Capital Improvement or Released Cluster Parcel Development, as applicable, Tenant shall again be required to send Tenant’s MCI Intent Notice seeking financing from Landlord (on the terms contemplated by this Section 10.4).

(d)    If Tenant Declines Landlord’s MCI Financing Proposal. If Landlord timely submits Landlord’s MCI Financing Proposal and Tenant rejects or fails to accept or commence negotiating Landlord’s MCI Financing Proposal within the applicable ten (10)-day period (or, following commencing negotiating said proposal, Tenant notifies Landlord of Tenant’s decision to cease such discussions), then, subject to the remaining terms of this paragraph, Tenant shall be permitted to either (1) use then-existing, or, subject to Article XVII (in the case of a Material Capital Improvement), enter into a new, Third-Party MCI Financing for such Material Capital Improvement or Released Cluster Parcel Development, as applicable, (subject to the following proviso) or (2) use Cash to pay for such Material Capital Improvement or Released Cluster Parcel Development, as applicable, provided, that, Tenant may not use then-existing, or enter into a new, Third-Party MCI Financing for such Material Capital Improvement or Released Chester Parcel Development, as applicable, except in each case on terms that are, taken as a whole, economically more advantageous to Tenant than those offered under Landlord’s MCI Financing Proposal. In determining if financing is economically more advantageous, consideration may be given to, among other items, (x) pricing, amortization, length of term and duration of commitment period of such financing; (y) the cost, availability and terms of any financing sufficient to fund such Material Capital Improvement or Released Cluster Parcel Development, as applicable, and other expenditures which are material in relation to the cost of such Material Capital Improvement or Released Cluster Parcel Development, as applicable, (if any) which are intended to be funded in connection with the construction of such Material Capital Improvement or Released Cluster Parcel Development, as applicable, and which are related to the use and operation of such Material Capital Improvement or Released Cluster Parcel Development, as applicable, and (z) other customary

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considerations. Tenant shall provide Landlord with reasonable evidence of the terms of any such financing. If Tenant has not used then-existing, or entered into a new, Third-Party MCI Financing (or commenced such Material Capital Improvement or Released Cluster Parcel Development, as applicable, utilizing Cash) by the date that is nine (9) months following receipt of Landlord’s MCI Financing Proposal, then, prior to entering into any such Third-Party MCI Financing and/or commencing such Material Capital Improvement or Released Cluster Parcel Development, as applicable, after such nine (9) month period, Tenant shall again be required to send Tenant’s MCI Intent Notice seeking financing from Landlord (on the terms contemplated by this Section 10.4). For purposes of clarification, Tenant may use Cash to finance any applicable Material Capital Improvement or Released Cluster Parcel Development, as applicable, (subject to the express terms and conditions hereof, including, without limitation, Tenant’s obligation to provide Tenant’s MCI Intent Notice).

(e)    Ownership of Material Capital Improvements Not Financed by Landlord. If Tenant constructs a Material Capital Improvement (other than any HNO License Extension Improvements) utilizing Third-Party MCI Financing or Cash in accordance with Sections 10.4(c) or (d) (such Material Capital Improvement being sometimes referred to in this Lease as a “Tenant Material Capital Improvement”), then, (A) as and when constructed, such Tenant Material Capital Improvement shall be deemed part of the Leased Property for all purposes except as specifically provided in Section 6.1(b) hereof, (B) upon any termination of this Lease prior to the Stated Expiration Date as a result of a Tenant Event of Default (except in the event a Permitted Leasehold Mortgagee has exercised its right to obtain a New Lease and complies in all respects with Section 17.1(f) and any other applicable provisions of this Lease), such Tenant Material Capital Improvements shall be owned by Landlord without any reimbursement by Landlord to Tenant, and (C) upon the Stated Expiration Date, such Tenant Material Capital Improvements shall be transferred to Tenant; provided, however, upon written notice to Tenant at least one hundred eighty (180) days prior to the Stated Expiration Date, Landlord shall have the option to reimburse Tenant for such Tenant Material Capital Improvements in an amount equal to the Fair Market Ownership Value thereof, and, if Landlord elects to reimburse Tenant for such Tenant Material Capital Improvements, any amount due to Tenant for such reimbursement shall be credited against any amounts owed by Tenant to Landlord under this Lease as of the Stated Expiration Date and any remaining portion of such amount shall be paid by Landlord to Tenant on the Stated Expiration Date. If Landlord fails to deliver such written notice electing to reimburse Tenant for such Tenant Material Capital Improvements at least one hundred eighty (180) days prior to the Stated Expiration Date, or otherwise does not consummate such reimbursement at least sixty (60) days prior to the Stated Expiration Date (other than as a result of Tenant’s acts or omissions in violation of this Lease), then Landlord shall be deemed to have elected not to reimburse Tenant for such Tenant Material Capital Improvements. If Landlord elects or is deemed to have elected not to reimburse Tenant for such Tenant Material Capital Improvements in accordance with the foregoing sentence, Tenant shall have the option to either (1) prior to the Stated Expiration Date, remove such Tenant Material Capital Improvements and restore the affected Leased Property to the same or better condition existing prior to such Tenant Material Capital Improvement being constructed, at Tenant’s sole cost and expense, in which event such removed Tenant Material Capital Improvements shall be owned by Tenant, or (2) leave the applicable Tenant Material Capital Improvements at the Leased Property on the Stated Expiration Date, at no cost to Landlord, in which event such Tenant Material Capital Improvements shall be owned by Landlord. For the avoidance of doubt, Tenant Material Capital Improvements not funded by Landlord pursuant to

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Section 10.4 and not removed by Tenant in accordance herewith shall be included in the “Leased Property” under any lease entered into with a Successor Tenant pursuant to Article XXXVI, and shall be taken into account in determining Successor Tenant Rent.

(f)    Landlord MCI Financing. In the event of an Accepted MCI Financing Proposal, Tenant shall provide Landlord with the following prior to any advance of funds under such Landlord MCI Financing:

(i)    any information, certificates, licenses, permits or documents reasonably requested by Landlord which are necessary and obtainable to confirm that Tenant will be able to use the applicable Material Capital Improvements or Released Cluster Parcel Development, as applicable, upon completion thereof in accordance with the Primary Intended Use, including all required federal, state or local government licenses and approvals;

(ii)    an officer’s certificate and, if requested, a certificate from Tenant’s Architect providing appropriate backup information, setting forth in reasonable detail the projected or actual costs related to such Material Capital Improvements or Released Cluster Parcel Development, as applicable;

(iii)    except to the extent covered by the amendment referenced in clause (iv) below, a construction loan and/or funding agreement (and such other related instruments and agreements), in a form reasonably agreed to by Landlord and Tenant, reflecting the terms of the Landlord MCI Financing, setting forth the terms of the Accepted MCI Financing Proposal, and without additional requirements on Tenant (including, without limitation, additional bonding or guaranty requirements) except those which are reasonable and customary and consistent in all respects with this Section 10.4 and the terms of the Accepted MCI Financing Proposal;

(iv)    solely with respect to (x) Material Capital Improvements, except to the extent covered by the construction loan and/or funding agreement referenced in clause (iii) above or (y) Released Cluster Parcel Developments that Landlord and Tenant agree will be financed by including them in this Lease, an amendment to this Lease, in a form reasonably agreed to by Landlord and Tenant, which may include, among other things, an increase in the Rent (in amounts as agreed upon by the Parties pursuant to the Accepted MCI Financing Proposal), and other provisions as may be necessary or appropriate;

(v)    solely with respect to (x) Material Capital Improvements or (y) Released Cluster Parcel Developments that Landlord and Tenant agree will be financed by including them in this Lease, a deed conveying title to Landlord to any additional Land acquired for the purpose of constructing the applicable Material Capital Improvement or Released Cluster Parcel Development, free and clear of any liens or encumbrances except those approved by Landlord, and accompanied by (x) an owner’s policy of title insurance insuring the Fair Market Ownership Value of fee simple or leasehold (as applicable) title to such Land and any improvements thereon, free of any exceptions other than liens and encumbrances that do not materially interfere with the intended use of the Leased Property or are otherwise approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, and (y) an ALTA survey thereof;

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(vi)    if Landlord obtains a lender’s policy of title insurance in connection with such Landlord MCI Financing, for each advance, endorsements to any such policy of title insurance reasonably satisfactory in form and substance to Landlord (i) updating the same without any additional exception except those that do not materially affect the value of such land and do not interfere with the intended use of the Leased Property or Released Cluster Parcels, as applicable, or as may otherwise be permitted under this Lease, or as may be approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, and (ii) increasing the coverage thereof by an amount equal to the then-advanced cost of the applicable Material Capital Improvement or cost of the portion of the Released Cluster Parcel Development, as applicable; and

(vii)    such other billing statements, invoices, certificates, endorsements, opinions, site assessments, surveys, resolutions, ratifications, lien releases and waivers and other instruments and information which are reasonable and customary and consistent in all respects with this Section 10.4 and the terms of the Accepted MCI Financing Proposal.

In the event that (1) Tenant is unable, for reasons beyond Tenant’s reasonable control, to satisfy any of the requirements set forth in this Section 10.4(f) (and Landlord is unable or unwilling to waive the same), (2) Landlord and Tenant are unable (despite good faith efforts continuing for at least sixty (60) days after agreement on the Accepted MCI Financing Proposal) to agree on any of the requirements of, or the form of any document required under, this Section 10.4(f), or (3) Landlord fails or refuses to consummate the Landlord MCI Financing and/or advance funds thereunder, then, notwithstanding anything to the contrary in this Section 10.4, Tenant shall be entitled to use then-existing, or, subject to Article XVII (in the case of Material Capital Improvements), enter into a new, Third-Party MCI Financing for such Material Capital Improvement or such Released Cluster Parcel Development, as applicable, or use Cash to pay for such Material Capital Improvement or Released Cluster Parcel Development, as applicable, without any requirement to send a further Tenant’s MCI Intent Notice to Landlord, provided, that, with respect to such Material Capital Improvement, such Material Capital Improvement shall be treated hereunder as a Tenant Material Capital Improvement, unless the circumstances described in clause (1) shall have occurred.

(g)    HNO License Extension Improvements. For the avoidance of doubt, the HNO License Extension Improvements shall not be subject to the provisions of this Section 10.4. Without limitation of the foregoing sentence, and notwithstanding anything otherwise contained in this Lease, the Parties agree that for all purposes under this Lease (except as provided in Section 6.1(b)(x)) the HNO License Extension Improvements shall not be treated as (and shall be deemed to not be) Tenant Material Capital Improvements or Tenant Capital Improvements, it being understood that (except as provided in Section 6.1(b)(x)) the HNO License Extension Improvements shall be Leased Property owned by Landlord for all purposes hereunder.

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10.5	Minimum Capital Expenditures.

(a) Minimum	Capital Expenditures.

(i)    Annual Minimum Cap Ex Requirement. During each full Fiscal Year during the Term, commencing upon the first (1st) full Fiscal Year during the Term, measured as of the last day of each such Fiscal Year, on a collective basis for Tenant, Other Tenants and their respective subsidiaries (excluding HLV Tenant), Tenant and Other Tenants (excluding HLV Tenant) shall expend Capital Expenditures and Other Capital Expenditures in an aggregate amount equal to no less than the Annual Minimum Cap Ex Amount (the “Annual Minimum Cap Ex Requirement”); provided, however, with respect to the 2020 Fiscal Year, the Annual Minimum Cap Ex Amount shall be equal to (x) the Annual Minimum Cap Ex Amount determined without giving effect to this proviso, minus (y) the product of (I) Twenty Million Nine Hundred Thousand and No/100 Dollars ($20,900,000.00) and (II) a fraction, expressed as a percentage, the numerator of which is the number of days occurring from and including January 1, 2020 until and excluding the Fifth Amendment Date, and the denominator of which is three hundred sixty-five (365).

(ii)    Annual Minimum Per-Lease B&I Cap Ex Requirement. During each full Fiscal Year during the Term, commencing upon the first (1st) full Fiscal Year during the Term, measured as of the last day of each such Fiscal Year, Tenant shall expend Capital Expenditures with respect to the Leased Property in an aggregate amount that, when combined with the amount of Joliet Capital Expenditures expended with respect to the Joliet Leased Property, is equal to at least one percent (1%) of the sum of (a) the Net Revenue from the Facilities for the prior Fiscal Year plus (b) the Net Revenue (as defined in the Joliet Lease) from the Joliet Facility for the prior Fiscal Year, on Capital Expenditures and Joliet Capital Expenditures that, in each case, constitute installation or restoration and repair or other improvements of items with respect to (x) the Leased Property under this Lease and (y) the Joliet Leased Property under the Joliet Lease (the “Annual Minimum Per-Lease B&I Cap Ex Requirement”). In the event of expiration, cancellation or termination of any Ground Lease for any reason whatsoever whether voluntary or involuntary (by operation of law or otherwise), except for a cancellation or termination due to Landlord’s failure to extend the term thereof where Landlord was required to do so hereunder, prior to the expiration date of this Lease, including extensions and renewals granted thereunder, then, for purposes of calculating the amount of Net Revenue from the Facility for determining the Annual Minimum Per-Lease B&I Cap Ex Requirement, the Net Revenue attributable to the portion of the Leased Property subject to such Ground Lease for the Lease Year immediately prior to such expiration, cancellation or termination of such Ground Lease thereafter shall continue to be included in the calculation of Net Revenue (except to the extent such Ground Lease is replaced by a replacement Ground Lease for all or substantially all of such portion of the Leased Property). For purposes of calculating the amount of Net Revenue from the Fifth Amendment Additional Property for determining the Annual Minimum Per-Lease B&I Cap Ex Requirement with respect to the Fiscal Year in which the Fifth Amendment Date occurs, the Net Revenue attributable to the Fifth Amendment Additional Property from and after the Fifth Amendment Date until the end of such Fiscal Year shall be used as such amount of Net Revenue.

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(iii)    Triennial Minimum Cap Ex Requirement A. During each full Triennial Period during the Term, commencing upon the first (1st) full Triennial Period during the Term, measured as of the last day of each such Triennial Period, on a collective basis for Tenant, Other Tenants and their respective subsidiaries (excluding HLV Tenant), Tenant and Other Tenants (other than HLV Tenant) shall expend Capital Expenditures and Other Capital Expenditures (other than HLV/CC Capital Expenditures) in an aggregate amount equal to no less than the Triennial Minimum Cap Ex Amount A (the “Triennial Minimum Cap Ex Requirement A”); provided, however, with respect to the Triennial Periods ending December 31, 2020, December 31, 2021 and December 31, 2022, respectively (each, an “Applicable Triennial Cap Ex Period”) (it being understood that the duration of the Applicable Triennial Cap Ex Period ending December 31, 2020 shall be adjusted pursuant to Section 10.5(a)(v)), the Triennial Minimum Cap Ex Amount A shall be equal to (x) the Triennial Minimum Cap Ex Amount A for such Applicable Triennial Cap Ex Period determined without giving effect to this proviso, minus (y) the product of (I) One Hundred Three Million Four Hundred Thousand and No/100 Dollars ($103,400,000.00) (which amount set forth in this clause (I), for purposes of determining the Triennial Minimum Cap Ex Amount A for the Applicable Triennial Cap Ex Period ending December 31, 2020, shall be increased by the same percentage as the Triennial Minimum Cap Ex Amount A was increased pursuant to Section 10.5(a)(v)) and (II) a fraction, expressed as a percentage, the numerator of which is the number of days occurring from and including the first day of the Applicable Triennial Cap Ex Period until and excluding the Fifth Amendment Date, and the denominator of which is the number of days in the Applicable Triennial Cap Ex Period (such percentage, with respect to any Applicable Triennial Cap Ex Period, the “Applicable Triennial Cap Ex Period Multiplier”).

(iv)    Triennial Minimum Cap Ex Requirement B. During each full Triennial Period during the Term, commencing upon the first (1st) full Triennial Period during the Term, measured as of the last day of each such Triennial Period, Tenant shall expend Capital Expenditures in an aggregate amount that, when combined with the amount of Joliet Capital Expenditures expended by Joliet Tenant under the Joliet Lease, is equal to no less than the greater of (a) the amount which, (x) when added to the amount of Other Capital Expenditures (other than Joliet Capital Expenditures and, for the avoidance of doubt, HLV/CC Capital Expenditures) expended by Other Tenants (other than Joliet Tenant under the Joliet Lease and, for the avoidance of doubt, HLV Tenant) toward the Triennial Minimum Cap Ex Requirement B (as defined in the Other Leases) during the same time period, equals the Triennial Minimum Cap Ex Amount B, but (y) is in no event more than the Triennial Allocated Minimum Cap Ex Amount B Ceiling, and (b) the Triennial Allocated Minimum Cap Ex Amount B Floor (the “Triennial Minimum Cap Ex Requirement B”); provided, however, with respect to each Applicable Triennial Cap Ex Period, (x) the Triennial Minimum Cap Ex Amount B shall be equal to (I) the Triennial Minimum Cap Ex Amount B for such Applicable Triennial Cap Ex Period determined without giving effect to this proviso, minus (II) the product of (1) Seventy-Seven Million Seven Hundred Thousand and No/100 Dollars ($77,700,000.00) (which amount set forth in this clause (1), for purposes of determining the Triennial Minimum Cap Ex Amount B for the Applicable Triennial Cap Ex Period ending December 31, 2020, shall be increased by the same percentage as the Triennial Minimum Cap Ex Amount B was increased pursuant to Section 10.5(a)(v)) and (2) the Applicable Triennial Cap Ex Period Multiplier

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with respect to such Applicable Triennial Cap Ex Period and (y) the Triennial Allocated Minimum Cap Ex Amount B Floor shall be equal to (I) the Triennial Allocated Minimum Cap Ex Amount B Floor for such Applicable Triennial Cap Ex Period determined without giving effect to this proviso, minus (II) the product of (1) Seventy-Eight Million Six Hundred Thousand and No/100 Dollars ($78,600,000.00) and (2) the Applicable Triennial Cap Ex Period Multiplier with respect to such Applicable Triennial Cap Ex Period.

(v)    Partial Periods. Subject to further adjustment as set forth in the provisos in Sections 10.5(a)(iii) and 10.5(a)(iv) with respect to the applicable Minimum Cap Ex Requirements for the Triennial Period ending December 31, 2020, if the initial or final portion of the Term of this Lease is a partial calendar year (i.e., the Commencement Date of this Lease is other than January 1 or the Expiration Date is other than December 31, as applicable; any such partial calendar year, a “Stub Period”), then the Triennial Minimum Cap Ex Amount A and Triennial Minimum Cap Ex Amount B shall be adjusted as follows: (a) the initial (or final, as applicable) Triennial Period under this Lease shall be expanded so that it covers both the Stub Period and the first (1st) (or final, as applicable) full period of three (3) calendar years during the Term, (b) the Triennial Minimum Cap Ex Amount A for such expanded initial (or final, as applicable) Triennial Period shall be equal to (x) Five Hundred Ninety-Eight Million Four Hundred Thousand and No/100 Dollars ($598,400,000.00), plus (y) the product of the Stub Period Multiplier (as defined below) multiplied by One Hundred Ninety-Nine Million Four Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($199,466,666.67) (and the Capital Expenditures in respect of the London Clubs during such expanded initial (or final, as applicable) Triennial Period shall not exceed (x) Twelve Million and No/100 Dollars ($12,000,000.00) plus (y) the product of the Stub Period Multiplier multiplied by Four Million and No/100 Dollars ($4,000,000.00)), (c) the Triennial Minimum Cap Ex Amount B for such expanded initial (or final, as applicable) Triennial Cap Ex Calculation Period shall be equal to (x) Four Hundred Twenty-Seven Million Seven Hundred Thousand and No/100 Dollars ($427,700,000.00), plus (y) the product of the Stub Period Multiplier multiplied by One Hundred Forty-Two Million Five Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($142,566,666.67), and (d) the Triennial Allocated Minimum Cap Ex Amount B Floor for such expanded initial (or final, as applicable) Triennial Period shall remain unchanged from the amounts then in effect. Notwithstanding the foregoing, in the event that (1) the Triennial Minimum Cap Ex Amount A is reduced in accordance with the definition thereof, then (A) the Five Hundred Ninety-Eight Million Four Hundred Thousand and No/100 Dollars ($598,400,000.00) in the foregoing clause (b)(x) shall be modified to reflect the Triennial Minimum Cap Ex Amount A then in effect at the time of determination and (B) the One Hundred Ninety-Nine Million Four Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($199,466,666.67) in the foregoing clause (b)(y) shall be modified to reflect the Triennial Minimum Cap Ex Amount A then in effect divided by three (3), and (2) the Triennial Minimum Cap Ex Amount B is reduced in accordance with the definition thereof, then (A) the Four Hundred Twenty-Seven Million Seven Hundred Thousand and No/100 Dollars ($427,700,000.00) in the foregoing clause (c)(x) shall be modified to reflect the Triennial Minimum Cap Ex Amount B then in effect at the time of determination and (B) the One Hundred Forty-Two Million Five Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($142,566,666.67) in the foregoing clause (c)(y) shall be modified to reflect the Triennial

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Minimum Cap Ex Amount B then in effect divided by three (3). The term “Stub Period Multiplier” means a fraction, expressed as a percentage, the numerator of which is the number of days occurring in a Stub Period, and the denominator of which is three hundred sixty-five (365). For the avoidance of doubt, if the Expiration Date of this Lease is other than the last day of a Fiscal Year, then Tenant’s compliance with each of the Minimum Cap Ex Requirements during the applicable periods preceding such Expiration Date that would otherwise end after such Expiration Date shall be measured as of such Expiration Date and be subject to the prorations set forth above.

(vi)    Acquisitions of Material Property. If any real property having a value greater than Fifty Million and No/100 Dollars ($50,000,000.00) (other than the Chester Property, the “Leased Property (Octavius)” (as defined in the Las Vegas Lease) or the Leased Property (HLV)) is acquired by Landlord or its Affiliate and included in this Lease or an Other Lease as part of the Leased Property or Other Leased Property (as applicable) after the Fifth Amendment Date, then the applicable Minimum Cap Ex Requirements shall be adjusted as may be agreed upon by Landlord and Tenant in connection with such acquisition and the inclusion of such property as Leased Property or Other Leased Property hereunder or thereunder.

(vii)    Dispositions of Material Property. In the event of a partial termination of this Lease or termination or partial termination of the Joliet Lease or the Las Vegas Lease (with respect to the Leased Property (CPLV) only) or the disposition of any Material Leased Property (except with respect to the Leased Property (HLV)) or Material London Property, in each case for which the Minimum Cap Ex Amounts are to be decreased in accordance herewith, and such termination or disposition occurs on any day other than the first (1st) day of a Fiscal Year, then, for purposes of determining Required Capital Expenditures and adjusting the Minimum Cap Ex Requirements, as applicable, such termination or disposition and the associated reduction in the Minimum Cap Ex Requirements each shall be deemed to have occurred on the first (1st) day of the then-current Fiscal Year, such that Capital Expenditures with respect to the applicable terminated or disposed property shall not be counted toward the calculation of Required Capital Expenditures for such entire Fiscal Year, and the Minimum Cap Ex Requirements shall be adjusted (as applicable) to reflect such termination or disposition as applicable and the associated reduction in the Minimum Cap Ex Requirements for such entire Fiscal Year.

(viii)    Application of Capital Expenditures. For the avoidance of doubt: (A) Required Capital Expenditures counted toward satisfying one of the Minimum Cap Ex Requirements also shall count (to the extent applicable) toward satisfying the other Minimum Cap Ex Requirements except to the extent otherwise provided herein; (B) expenditures with respect to any property that is not included as Leased Property or Other Leased Property under this Lease or an Other Lease (as applicable) shall not constitute “Capital Expenditures” nor count toward the Minimum Cap Ex Requirements for purposes of the Leased Property Tests; (C) expenditures with respect to any property acquired by Tenant, any Other Tenants or their respective subsidiaries after the Commencement Date which is not included as Leased Property or Other Leased Property under this Lease or an Other Lease (as applicable) shall not constitute “Capital Expenditures” nor count toward the Minimum Cap Ex Requirements for purposes of the Leased Property Tests or the All

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Property Tests; (D) expenditures with respect to any property (other than the London Clubs) which is not included as Leased Property or Other Leased Property under this Lease or an Other Lease (as applicable) shall not constitute “Capital Expenditures” or count towards the Minimum Cap Ex Requirements for purposes of the All Property Tests; and (E) expenditures with respect to any property that is included as Leased Property (as defined in the Las Vegas Lease) under the Las Vegas Lease, other than the Leased Property (CPLV), shall not constitute “Capital Expenditures” nor count toward the Minimum Cap Ex Requirements for purposes of the Leased Property Tests or the All Property Tests.

(ix)    Unavoidable Delays. In the event an Unavoidable Delay occurs during any full Fiscal Year or full Triennial Period during the Term that delays Tenant’s ability to perform Capital Expenditures prior to the expiration of such period, the applicable period for satisfying the Minimum Cap Ex Requirements applicable to such Fiscal Year or Triennial Period (as applicable) during which such Unavoidable Delay occurred shall be extended, on a day-for-day basis, for the same amount of time that such Unavoidable Delay affects Tenant’s ability to perform the Capital Expenditures, up to a maximum extension in each instance of one (1) Fiscal Year (for the Annual Minimum Cap Ex Requirement and the Annual Minimum Per-Lease B&I Cap Ex Requirement) or one (1) Triennial Period (for the Triennial Minimum Cap Ex Requirement A and the Triennial Minimum Cap Ex Requirement B). For the avoidance of doubt, Tenant’s obligation to satisfy the Minimum Cap Ex Requirements during any period during which an Unavoidable Delay did not occur shall not be extended as a result of the occurrence of an Unavoidable Delay during a prior period.

(x)    Certain Remedies. The Parties acknowledge that Tenant’s agreement to satisfy the Minimum Cap Ex Requirements as required in this Lease is a material inducement to Landlord’s agreement to enter into this Lease and, accordingly, if Tenant fails to expend Capital Expenditures (or deposit funds into the Cap Ex Reserve) as and when required by this Lease and then, further, fails to cure such failure within sixty (60) days of receipt of written notice of such failure from Landlord, then the same shall be a Tenant Event of Default hereunder, and without limitation of any of Landlord’s other rights and remedies, Landlord shall have the right to seek the remedy of specific performance to require Tenant to expend the Required Capital Expenditures (or deposit funds into the Cap Ex Reserve). Furthermore, for the avoidance of doubt, and without limitation of Guarantor’s obligations under the Guaranty (and as more particularly provided therein), Tenant acknowledges and agrees that the obligation of Tenant to expend the Required Capital Expenditures (or deposit funds into the Cap Ex Reserve) as provided in this Lease in each case constitutes a part of the monetary obligations of Tenant that are guaranteed by Guarantor under the Guaranty and, with respect to Required Capital Expenditures required to be spent during the Term, shall survive termination of this Lease.

(b) Cap	Ex Reserve.

(i)    Deposits in Lieu of Expenditures. Notwithstanding anything to the contrary set forth in this Lease, if Tenant and Other Tenants (other than HLV Tenant) do not expend Capital Expenditures and Other Capital Expenditures (other than HLV/CC Capital Expenditures) sufficient to satisfy the Minimum Cap Ex Requirements, then,

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(subject to the last sentence of this Section 10.5(b)(i)), so long as, as of the last date when such Minimum Cap Ex Requirements may be satisfied hereunder, there are Cap Ex Reserve Funds (as defined below) and Cap Ex Reserve Funds (as defined in each Other Lease) on deposit in the Cap Ex Reserve (as defined below) or in the Cap Ex Reserve (as defined in each Other Lease) in an aggregate amount at least equal to such deficiency, then Tenant shall not be deemed to be in breach or default of its obligations hereunder to satisfy the Minimum Cap Ex Requirements, provided that Tenant (or Other Tenants, as applicable), shall spend such amounts so deposited in the Cap Ex Reserve (as defined herein or in an Other Lease, as applicable) within six (6) months after the last date when the Minimum Cap Ex Requirements to which such amounts relate may be satisfied hereunder (subject to extension in the event of an Unavoidable Delay during such six (6) month period, on a day-for-day basis, for the same amount of time that such Unavoidable Delay affects Tenant’s ability to perform the Capital Expenditures). For the avoidance of doubt, any funds disbursed from the Cap Ex Reserve and spent on Capital Expenditures as described in this Section shall be applied to the Minimum Cap Ex Requirements for the period for which such funds were deposited (and shall be deemed to be the funds that have been in the Cap Ex Reserve for the longest period of time) and shall not be applied to the Minimum Cap Ex Requirements for the subsequent period in which they are actually spent. Notwithstanding anything to the contrary contained herein, in no event shall any “Cap Ex Reserve Funds” (as defined in the Las Vegas Lease) deposited in respect of the “Minimum Cap Ex Requirements (HLV)” (as defined in the Las Vegas Lease) (or, if the “Convention Center Facility” (as defined in the Las Vegas Lease) is incorporated as a part of the “HLV Facility” (as defined in the Las Vegas Lease) under the Las Vegas Lease, in respect of any “Capital Expenditure” (as defined in the Las Vegas Lease) requirements pertaining to the “Convention Center Property” (as defined in the Las Vegas Lease)) (x) be taken into consideration to satisfy any requirement under, and/or otherwise be disbursed or spent as set forth in, this clause (i), or (y) be restricted hereby or be retained or applied by Landlord or any Fee Mortgagee hereunder or be subject to any security interest granted herein.

(ii)    Deposits into Cap Ex Reserve. Tenant may, at its election, at any time, deposit funds (the “Cap Ex Reserve Funds”) into an Eligible Account held by Tenant (the “Cap Ex Reserve”). If required by Fee Mortgagee or Landlord, Landlord and Tenant shall enter into a customary and reasonable control agreement for the benefit of Fee Mortgagee and Landlord with respect to the Cap Ex Reserve. Tenant shall not commingle Cap Ex Reserve Funds with other monies held by Tenant or any other party. All interest on Cap Ex Reserve Funds shall be for the benefit of Tenant and added to and become a part of the Cap Ex Reserve and shall be disbursed in the same manner as other monies deposited in the Cap Ex Reserve. Tenant shall be responsible for payment of any federal, state or local income or other tax applicable to the interest earned on the Cap Ex Reserve Funds credited or paid to Tenant.

(iii)    Disbursements from Cap Ex Reserve. Tenant shall be entitled to use Cap Ex Reserve Funds solely for the purpose of paying for (or reimbursing Tenant for) the cost of Capital Expenditures. Subject to compliance by Tenant with the provisions of the Fee Mortgage Documents to the extent Tenant is required to comply therewith pursuant to Article XXXI hereof, Landlord shall permit disbursements to Tenant of Cap Ex Reserve Funds from the Cap Ex Reserve to pay for Capital Expenditures or to reimburse Tenant for

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Capital Expenditures, within ten (10) days following written request from Tenant, which request shall specify the amount of the requested disbursement and a general description of the type of Capital Expenditures to be paid or reimbursed using such Cap Ex Reserve Funds. Tenant shall not make a request for disbursement from the Cap Ex Reserve (x) more frequently than once in any calendar month nor (y) in amounts less than Fifty Thousand and No/100 Dollars ($50,000.00). Any Cap Ex Reserve Funds remaining in the Cap Ex Reserve on satisfaction of the Minimum Cap Ex Requirements for which such Cap Ex Reserve Funds were deposited or on the Expiration Date shall be returned by Landlord to Tenant, provided that Landlord shall have the right to apply Cap Ex Reserve Funds remaining on the Expiration Date against any amounts owed by Tenant to Landlord as of the Expiration Date and/or the sum of any remaining Required Capital Expenditures required to have been incurred prior to the Expiration Date.

(iv)    Security Interest in Cap Ex Reserve Funds. Tenant grants to Landlord a first-priority security interest in the Cap Ex Reserve and all Cap Ex Reserve Funds, as additional security for performance of Tenant’s obligations under this Lease. Landlord shall have the right to collaterally assign the security interest granted to Landlord in the Cap Ex Reserve and Cap Ex Reserve Funds to any Fee Mortgagee. Notwithstanding the foregoing or anything herein to the contrary, (i) Landlord may not foreclose upon the lien on the Cap Ex Reserve and Cap Ex Reserve Funds, and Fee Mortgagee may not apply the Cap Ex Reserve Funds against the Fee Mortgage, in each case prior to the occurrence of both (x) the Landlord’s Enforcement Condition and (y) the termination of this Lease by Landlord pursuant to Section 16.2(x) hereof, (ii) any time during which a Tenant Event of Default is continuing, Fee Mortgagee may apply Cap Ex Reserve Funds toward the payment of Capital Expenditures incurred by Tenant and (iii) Landlord shall have the right to use Cap Ex Reserve Funds as provided in Section 10.5(e) (in which event, such expenditures of Cap Ex Reserve Funds shall be deemed Capital Expenditures of Tenant for purposes of the Required Capital Expenditures). Landlord acknowledges that a Permitted Leasehold Mortgagee may have a Lien on the Cap Ex Reserve; provided no such Lien in favor of a Permitted Leasehold Mortgagee shall be granted unless such Lien is subject and subordinate to the first priority lien thereon in favor of Landlord on terms substantially similar to the Intercreditor Agreement.

(c)    Capital Expenditures Report. Within thirty (30) days after the end of each calendar month during the Term, Tenant shall submit to Landlord a report, substantially in the form attached hereto as Exhibit C setting forth, with respect to such month, on an unaudited, Facility-by-Facility basis, (A) revenues for the Leased Property and the Other Leased Property, (B) Capital Expenditures with respect to the Leased Property and (C) Other Capital Expenditures with respect to the Other Leased Property. Landlord shall keep each such report confidential in accordance with Section 41.22 of this Lease.

(d)    Annual Capital Budget. Tenant shall furnish to Landlord, for informational purposes only, a copy of the annual capital budget for each Facility for each Fiscal Year, in each case (x) contemporaneously with Other Tenant’s delivery to the applicable landlord of the applicable annual capital budget for such Fiscal Year pursuant to the Other Lease, and (y) not later than fifty-five (55) days following the commencement of the Fiscal Year to which such annual capital budget relates. For the avoidance of doubt, without limitation of Tenant’s Capital

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Expenditure requirements pursuant to Section 10.5(a), Tenant shall not be required to comply with such annual capital budget and it shall not be a breach or default by Tenant hereunder in the event Tenant deviates from such annual capital budget.

(e)    Self Help. In order to facilitate Landlord’s completion of any work, repairs or restoration of any nature that are required to be performed by Tenant in accordance with any provisions hereof, upon the occurrence of the earlier of (i) a Tenant Event of Default by Tenant hereunder, and (ii) any default by Tenant in the performance of such work under this Lease or as required by any applicable Additional Fee Mortgagee Requirement, then, so long as (x) Landlord has provided Tenant thirty (30) days’ prior written notice thereof and Tenant has not cured such default within such thirty day period) and (y) an “Event of Default” has occurred under the Fee Mortgage Documents, Landlord shall have the right, from and after the occurrence of a default beyond applicable notice and cure periods under any applicable Fee Mortgage Documents, to enter onto the Leased Property and perform any and all such work and labor necessary as reasonably determined by Landlord to complete any work required by Tenant hereunder or expend any sums therefor and/or employ watchmen to protect the Leased Property from damage (collectively, the “Landlord Work”). In connection with the foregoing, Landlord shall have the right: (i) to use any funds in the Cap Ex Reserve for the purpose of making or completing such Landlord Work; (ii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iii) to pay, settle or compromise all existing bills and claims which are or may become Liens against the Leased Property, or as may be necessary or desirable for the completion of such Landlord Work, or for clearance of title; (iv) to execute all applications and certificates in the name of Tenant which may be required by any of the contract documents; (v) to prosecute and defend all actions or proceedings in connection with the Leased Property or the rehabilitation and repair of the Leased Property; and (vi) to do any and every act which Tenant might do on its own behalf to complete the Landlord Work. Nothing in this Lease shall: (1) make Landlord responsible for making or completing any Landlord Work; (2) require Landlord to expend funds in addition to the Cap Ex Reserve to make or complete any Landlord Work; (3) obligate Landlord to proceed with any Landlord Work; or (4) obligate Landlord to demand from Tenant additional sums to make or complete any Landlord Work.

10.6 HNO	License Extension Improvements.

(a)    Notwithstanding anything herein to the contrary, Tenant shall not be required to obtain the consent of Landlord for the HNO License Extension Improvements, provided that Tenant satisfies the applicable conditions and complies with the applicable requirements pertaining to the HNO License Extension Improvements as set forth in this Section 10.6.

(b)    Without limitation of the preceding Section 10.6(a) or Section 7.3 hereof, Tenant shall proceed, at Tenant’s sole cost and expense, with the development and construction of the HNO License Extension Improvements and shall timely perform, construct and complete the same free and clear of all liens and encumbrances arising as a result of the development and construction of the same, other than HNO Permitted Exceptions, on or prior to the date required under Act 171, in accordance in all material respects with all applicable provisions, terms and conditions of the HNO Ground Lease, the HNO GL Operator Agreement and the HNO Operating Contract and in compliance in all material respects with all applicable provisions, terms and

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conditions of this Lease and all applicable Legal Requirements, including the requirements of Act 171 and the requirements and conditions of any Gaming Authorities, the City of New Orleans, the State of Louisiana and any governmental body or agency having jurisdiction over the Leased Property (HNO), the HNO License Extension Improvements or otherwise in relation thereto (collectively, the “HNO License Extension Authorities”), including as may be set forth in such other agreements, instruments or supplements between Tenant and/or its Affiliates and any HNO License Extension Authorities (collectively, the “HNO License Extension Agreements”); provided, however, notwithstanding anything to the contrary contained herein, Landlord hereby acknowledges and agrees that in no event shall Tenant’s failure to perform any obligation set forth in the preceding provisions of this Section 10.6(b) be a Tenant Event of Default hereunder prior to the occurrence of a Tenant Event of Default under Section 16.1(t) hereof. Tenant represents that Schedule 13 attached hereto sets forth a true and complete schedule of all of the HNO License Extension Agreements in effect as of the Fifth Amendment Date. For the avoidance of doubt, Tenant acknowledges and agrees that neither Landlord nor any Affiliate of Landlord shall be responsible to perform, construct or complete the HNO License Extension Improvements or any Work in relation thereto, or for any costs or expenses related to the HNO License Extension Improvements, HNO Ground Lease, HNO GL Operator Agreement or HNO Operating Contract (including the extension of the term of the HNO Operating Contract) (whether incurred before or after the Fifth Amendment Date) or any additional payments required to be made to the City of New Orleans, the State of Louisiana or any other governmental body or agency in connection with any of the foregoing (including the City Payments and Legislative Payments (as such terms are defined in the HNO Ground Lease)) (except, solely, the fees and disbursements of such attorneys and consultants which may have been engaged by Landlord or its Affiliates in connection with the negotiation of the HNO Ground Lease and HNO Operating Contract). For the avoidance of doubt, Tenant’s obligations under this Section 10.6(b) constitute a part of the Obligations (as defined in the Guaranty) that are guaranteed by Guarantor under the Guaranty and shall survive the termination of this Lease.

(c)    Prior to performing any Work in respect of the HNO License Extension Improvements, Tenant shall submit to Landlord (and, to the extent that Tenant commenced such Work or any portion thereof prior to the Fifth Amendment Date, Tenant (or its Affiliate) has heretofore submitted to Landlord or Landlord’s Affiliate) in reasonable detail a general description of the proposed Work, the projected cost of the applicable Work and such plans and specifications, budgets, permits, licenses, contracts and other information concerning the Work as Landlord (or Landlord’s Affiliate, as applicable) may reasonably request. Such description shall also include information concerning current and forecasted gross revenues and operating income that will be generated by the proposed improvements. In addition to the foregoing, Tenant shall submit to Landlord, promptly following Tenant’s receipt of a written request therefor, true and complete copies of (x) any development agreement, construction contract, construction management agreement, design build contract, subcontract or similar agreement with a developer, general contractor, construction manager, architect, engineer or similar Person that, in each case, pertains to the HNO License Extension Improvements and provides for the performance of work or services that have a cost equal to or greater than Two Million and No/100 Dollars ($2,000,000.00), (y) updates showing any material changes to plans and specifications concerning the Work which were previously furnished to Landlord in accordance with this Section 10.6(c) and (z) such other agreements, contracts or materials delivered by Tenant to the Ground Lessor under the HNO Ground Lease in accordance with Sections 10.2(b), (d) and (f), the last paragraph of Section

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10.2(g) and the last sentence of Section 10.2(i), of the HNO Ground Lease. Upon Landlord’s reasonable request from time to time, Tenant shall provide Landlord with periodic updates of the status of the HNO License Extension Improvements.

(d)    For the avoidance of doubt, in connection with the HNO License Extension Improvements, Tenant shall satisfy the terms and conditions of clauses (a), (b), (e) and (f) of Section 10.2 and Section 10.3 hereof.

(e)    In the event that Tenant (in its capacity as Constructing Party under the HNO Ground Lease) exercises the right pursuant to Section 10.2(k) of the HNO Ground Lease to construct the HNO License Extension Improvements on the Manning’s Land (as such term is defined in the HNO Ground Lease), Tenant agrees that the HNO License Extension Improvements shall not be constructed in any portion of the Manning’s Land such that such improvements or any portion thereof would have a material and adverse effect on the existing hotel building located on the Leased Property (HNO) immediately to the north of the Manning’s Land as of the Fifth Amendment Date or the land thereunder.

ARTICLE XI

LIENS

Subject to the provisions of Article XII relating to permitted contests, Tenant will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any portion thereof or any attachment, levy, claim or encumbrance in respect of the Rent, excluding, however, (i) this Lease; (ii) the matters that existed as of the Commencement Date with respect to the Original Leased Property or any portion thereof, the matters that existed as of the Fourth Amendment Date with respect to the Chester Property or any portion thereof and the matters that existed as of the Fifth Amendment Date with respect to the Fifth Amendment Additional Property or any portion thereof (it being understood that nothing in this clause (ii) shall be deemed to vitiate or supersede Tenant’s obligations under Sections 4.2, 7.2(f), 7.2(g), 9.1 and 10.3(e) with respect to the Property Documents to the extent provided herein or Tenant’s obligations with respect to the Chester Property Payment Agreements under Sections 4.1 and 7.2 or Tenant’s obligations under Section 10.6); (iii) restrictions, liens and other encumbrances which are consented to in writing by Landlord (such consent not to be unreasonably withheld, conditioned or delayed); (iv) liens for Impositions which Tenant is not required to pay hereunder (if any); (v) Subleases permitted by Article XXII and any other lien or encumbrance expressly permitted under the provisions of this Lease; (vi) liens for Impositions not yet delinquent or being contested in accordance with Article XII, provided, that, Tenant has provided appropriate reserves to the extent required under GAAP and any foreclosure or similar remedies with respect to such Impositions have not been instituted and no notice as to the institution or commencement thereof has been issued except to the extent such institution or commencement is stayed no later than twenty (20) days after such notice is issued; (vii) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due, provided, that, (1) the payment of such sums shall not be postponed under any related contract for more than sixty (60) days after the completion of the action giving rise to such lien unless being contested in accordance with Article XII and such reserve or other appropriate provisions as shall be required by law or GAAP shall have been made

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therefor and no foreclosure or similar remedies with respect to such liens has been instituted and no notice as to the institution or commencement thereof have been issued except to the extent such institution or commencement is stayed no later than twenty (20) days after such notice is issued; (2) any such liens are in the process of being contested as permitted by Article XII; or (3) in the event any foreclosure action is commenced under any such lien, Tenant shall immediately remove, discharge or bond over such lien; (viii) any liens created by Landlord; (ix) liens related to equipment leases or equipment financing for Tenant’s Property which are used or useful in Tenant’s business on the Leased Property or any portion thereof, provided, that, the payment of any sums due under such equipment leases or equipment financing shall either (1) be paid as and when due in accordance with the terms thereof, or (2) be in the process of being contested as permitted by Article XII (and provided that a lienholder’s removal of any such Tenant’s Property from the Leased Property shall be subject to all applicable provisions of this Lease, and, without limitation, Tenant or such lienholder shall restore the Leased Property from any damage effected by such removal); (x) (1) liens granted as security for the obligations of Tenant and its Affiliates under a Permitted Leasehold Mortgage (and the documents relating thereto) or (2) liens granted as security for the obligations of Subtenant under a financing arrangement that would be a Permitted Leasehold Mortgage (disregarding for this purpose, however, the requirement that the liens created by a Permitted Leasehold Mortgage encumber the entirety of Tenant’s Leasehold Estate, so long as the applicable subleasehold mortgage covers all of the applicable Subtenant’s subleasehold estate (other than items that are not capable of being mortgaged and that, in the aggregate, are de minimis)) if entered into by Tenant (and the documents relating thereto); provided, however, in no event shall the foregoing be deemed or construed to permit Tenant to encumber the Leasehold Estate (or a Subtenant to encumber its subleasehold interest) in the Leased Property or any portion thereof (other than, in the case of Tenant, to a Permitted Leasehold Mortgagee, or in the case of Subtenant, to a lender or other provider of financing under a financing arrangement that would be a Permitted Leasehold Mortgage (disregarding for this purpose, however, the requirement that the liens created by a Permitted Leasehold Mortgage encumber the entirety of Tenant’s Leasehold Estate, so long as the applicable subleasehold mortgage covers all of the applicable Subtenant’s subleasehold estate (other than items that are not capable of being mortgaged and that, in the aggregate, are de minimis)) if entered into by Tenant (provided that no such lien granted by a Subtenant to a lender or other provider of financing shall encumber Landlord’s fee interest in the Leased Property, including by operation of law or otherwise), or otherwise to the extent expressly permitted hereunder), without the prior written consent of Landlord, which consent may be granted or withheld in Landlord’s sole discretion; and provided further that upon request Tenant shall be required to provide Landlord with fully executed copies of any and all Permitted Leasehold Mortgages; (xi) except as otherwise expressly provided in this Lease, easements, rights-of-way, restrictions (including zoning restrictions), covenants, encroachments, protrusions and other similar charges or encumbrances, and minor title deficiencies on or with respect to the Leased Property or any portion thereof, in each case whether now or hereafter in existence, not individually or in the aggregate materially interfering with the conduct of the business on the Leased Property for the Primary Intended Use, taken as a whole; and (xii) any HNO Permitted Exceptions arising as a result of the development and construction of the HNO License Extension Improvements. For the avoidance of doubt, the Parties acknowledge and agree that Tenant has not granted any liens in favor of Landlord as security for its obligations hereunder except as otherwise expressly provided under this Lease, and nothing contained herein shall be deemed or construed to prohibit the issuance of a lien on the Equity Interests in Tenant (it being agreed that any

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foreclosure by a lien holder on such interests in Tenant shall be subject to the restrictions on transfers of interests in Tenant and Change of Control set forth in Article XXII) or to prohibit Tenant from pledging (A) its Accounts and other Tenant’s Property as collateral (1) in connection with financings of equipment and other purchase money indebtedness or (2) to secure Permitted Leasehold Mortgages, or (B) its Accounts and other property of Tenant (other than Tenant’s Property); provided, that, Tenant shall in no event pledge to any Person that is not granted a Permitted Leasehold Mortgage hereunder any of Tenant’s Property to the extent that such Tenant’s Property cannot be removed from the Leased Property without (I) damaging or impairing the Leased Property (other than in a de minimis manner), (II) impairing in any material respect the operation of any Facility for its Primary Intended Use, or (III) impairing in any material respect Landlord’s or any Successor Tenant’s ability to acquire the Gaming Assets at the expiration or termination of the Term in accordance with Section 36.1 (after giving effect to the repayment of any indebtedness encumbering the Gaming Assets and release of any liens thereon as required by such Section 36.1).

ARTICLE XII

PERMITTED CONTESTS

Tenant, upon prior written notice to Landlord (except that no such notice shall be required to be given by Tenant to Landlord pursuant to this Article XII with respect to matters not exceeding Five Million and No/100 Dollars ($5,000,000.00)), on its own or in Landlord’s name, at Tenant’s expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any licensure or certification decision (including pursuant to any Gaming Regulation), imposition of any disciplinary action, including both monetary and nonmonetary, pursuant to any Gaming Regulation, Imposition, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim; provided, that, (i) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Landlord and from the Leased Property; (ii) neither the Leased Property or any portion thereof, the Rent therefrom nor any part or interest in either thereof would be in any danger of being sold, forfeited, attached or lost pending the outcome of such proceedings; (iii) in the case of a Legal Requirement, neither Landlord nor Tenant would be in any imminent danger of criminal or material civil liability for failure to comply therewith pending the outcome of such proceedings; (iv) in the case of a Legal Requirement, Imposition, lien, encumbrance or charge, Tenant shall deliver to Landlord security in the form of cash, cash equivalents or a Letter of Credit, if and as may be reasonably required by Landlord to insure ultimate payment of the same and to prevent any sale or forfeiture of the Leased Property or any portion thereof or the Rent by reason of such non-payment or noncompliance; (v) in the case of an Insurance Requirement, the coverage required by Article XIII shall be maintained; (vi) upon Landlord’s request, Tenant shall keep Landlord reasonably informed as to the status of the proceedings; and (vii) if such contest be finally resolved against Landlord or Tenant, Tenant shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or Insurance Requirement. Landlord, at Tenant’s expense, shall execute and deliver to Tenant such authorizations and other documents as may reasonably be required in any such contest, and, if reasonably requested by Tenant or if Landlord so desires, Landlord shall join as a party therein. The provisions of this Article XII shall not be construed to permit Tenant to contest

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the payment of Rent or any other amount (other than Impositions or Additional Charges contested in accordance herewith) payable by Tenant to Landlord hereunder. Tenant shall indemnify, defend, protect and save Landlord harmless from and against any liability, cost or expense of any kind that may be imposed upon Landlord in connection with any such contest and any loss resulting therefrom, except to the extent resulting from actions independently taken by Landlord (other than actions taken by Landlord at Tenant’s direction or with Tenant’s consent).

ARTICLE XIII

INSURANCE

13.1    General Insurance Requirements. During the Term, Tenant shall, at its own cost and expense, maintain the minimum kinds and amounts of insurance described below. Such insurance shall apply to the ownership, maintenance, use and operations related to the Leased Property and all property located in or on the Leased Property (including Capital Improvements and Tenant’s Property). Except for policies insured by Tenant’s captive insurers, all policies shall be written with insurers authorized to do business in all states where Tenant operates and shall maintain A.M. Best ratings of not less than “A-” “VII” or better in the most recent version of Best’s Key Rating Guide. In the event that any of the insurance companies’ ratings fall below the requirements set forth above, Tenant shall have one hundred eighty (180) days within which to replace such insurance company with an insurance company that qualifies under the requirements set forth above. It is understood that Tenant may utilize so called Surplus lines companies and will adhere to the standard above.

(a) Property	Insurance.

(i)    Property insurance shall be maintained on the Leased Property (including barges and vessels used for gaming), Capital Improvements and Tenant’s Property against loss or damage under a policy with coverage not less than that found on Insurance Services Office (ISO) “Causes of Loss – Special Form” and ISO “Building and Personal Property Form” or their equivalent forms (e.g., an “all risk” policy), in a manner consistent with the commercially reasonable practices of similarly situated companies engaged in the same or similar businesses operating in the same or similar locations. Such property insurance shall be in an amount not less than the greater of (a) Two Billion and No/100 Dollars ($2,000,000,000.00) and (b) the full replacement cost of the Facility having the highest Fair Market Ownership Value at any given time; provided, that Tenant shall have the right (i) to limit maximum insurance coverage for loss or damage by earthquake (including earth movement) to a minimum amount of the projected ground up loss with a 500-year return period (as determined annually by an independent firm using RMS, AIR or equivalent catastrophe modeling software, and taking into account all locations insured under Tenant’s property insurance, including other locations owned, leased or managed by Tenant), less the applicable deductible, (ii) to limit maximum insurance coverage for loss or damage by named windstorms per occurrence to a minimum amount of the projected ground up loss (including storm surge) with a 500-year return period (as determined annually by an independent firm using RMS, AIR or equivalent catastrophe modeling software, and taking into account all locations insured under Tenant’s property insurance, including other locations owned, leased or managed by Tenant), less the applicable

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deductible, and (iii) to limit maximum insurance coverage for loss or damage by flood to a minimum amount of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00), to the extent commercially available; provided, further, that in the event the premium cost of any earthquake, flood, named windstorm or terrorism peril (as required by Section 13.1(b)) coverages are available only for a premium that is more than two and one-half (2.5) times the premium paid by Tenant for the third (3rd) year preceding the date of determination for the insurance policy contemplated by this Section 13.1(a), then Tenant shall be entitled and required to purchase the maximum amount of insurance coverage it reasonably deems most efficient and prudent to purchase for such peril and Tenant shall not be required to spend additional funds to purchase additional coverages insuring against such risks; and provided, further, that certain property coverages other than earthquake, flood and named windstorm may be sub-limited as long as each sub-limit is commercially reasonable and prudent as determined by Tenant and to the extent that the amount of such sub-limit is less than the amount of such sub-limit in effect as of the Fifth Amendment Date, such sub-limit is approved by Landlord, such approval not to be unreasonably withheld.

(ii)    Such property insurance policy shall include, subject to Section 13.1(a)(i) above: (i) agreed amount coverage and/or a waiver of any co-insurance; (ii) building ordinance coverage (ordinance or law) including loss of the undamaged portions, the cost of demolishing undamaged portions, and the increased cost of rebuilding; and also including, but not limited to, any non-conforming structures or uses; (iii) equipment breakdown coverage (boiler and machinery coverage); (iv) debris removal; and (v) business interruption coverage in an amount not less than two (2) years of Rent and containing an Extended Period of Indemnity endorsement for an additional minimum six months period. Subject to Section 13.1(a)(i), the property policy shall cover: wind/windstorm, earthquake/earth movement and flood and any sub-limits applicable to wind (e.g. named storms), earthquake and flood are subject to the approval of Landlord and Fee Mortgagee. Except as otherwise set forth herein, any property insurance loss adjustment settlement associated with the Leased Property shall require the written consent of Landlord, Tenant, and each Fee Mortgagee (to the extent required under the applicable Fee Mortgage Documents) unless the amount of the loss net of the applicable deductible is less than One Hundred Million and No/100 Dollars ($100,000,000.00) in which event no consent shall be required.

(b)    Property Terrorism Insurance. Property Insurance shall be maintained for acts of terrorism certified by the Terrorism Risk Insurance Program Reauthorization Act of 2015 (“TRIPRA”) and acts of terrorism and sabotage not certified by TRIPRA, with limits no less than (i) One Billion Five Hundred Million and No/100 Dollars ($1,500,000,000.00) per occurrence for acts of terrorism certified by TRIPRA and (ii) Two Hundred Twenty-Five Million and No/100 Dollars ($225,000,000.00) for acts of terrorism and sabotage not certified by TRIPRA. Both coverages shall apply to property damage and business interruption. For the avoidance of doubt, Tenant may maintain an insurance policy with a single limit of coverage for both acts of terrorism certified by TRIPRA and acts of terrorism and sabotage not certified by TRIPRA and, if Tenant maintains such an insurance policy, the full amount of the single limit thereunder shall be applied toward each of the limits required under clauses (i) and (ii) of this Section 13.1(b). If Tenant uses one or more of its captive insurers to provide this insurance coverage, the captive(s) must secure

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and maintain reinsurance from one or more reinsurers for those amounts which are not insured by the Federal Government, and which are in excess of a commercially reasonable policy deductible. Such reinsurers are subject to the same minimum financial ratings set forth in Section 13.1. In the event TRIPRA is not extended or renewed, Landlord and Tenant shall mutually agree (in accordance with the procedures set forth in Section 13.6) upon replacement insurance requirements applicable to terrorism related risks.

(c)    Flood Insurance. With respect to any portion of the Leased Property that is security under a Fee Mortgage, if at any time the area in which such Leased Property is located is designated a “Special Flood Hazard Area” as designated by the Federal Emergency Management Agency (or any successor agency), Tenant shall obtain separate flood insurance through the National Flood Insurance Program to the extent such insurance is required by the terms of the applicable Fee Mortgage Documents. Such flood insurance may be provided as part of Section 13.1(a) Property Insurance above.

(d)    Workers Compensation and Employers Liability Insurance. Workers compensation insurance as required by applicable state statutes and Employers Liability. This insurance shall include endorsements applicable to (i) Longshore and Harbor Workers Compensation Act; and (ii) Maritime Coverage (including transportation, wages, maintenance and cure, if not otherwise covered by Section 13.1(g) Marine Liability Insurance).

(e)    Commercial General Liability Insurance. For bodily injury, personal injury, advertising injury and property damage on an occurrence form with coverage no less than ISO Form CG 0001 or equivalent. This policy shall include the following coverages: (i) Liquor Liability; (ii) Named Peril/Time Element Pollution, to the extent commercially available to operators of properties similar to the subject Leased Property; (iii) Non-owned Watercraft Liability, to the extent commercially available to operators of properties similar to the subject Leased Property; (iv) Terrorism Liability; and (v) a Separation of Insureds clause.

(f)    Business Auto Liability Insurance. For bodily injury and property damage arising from the ownership, maintenance or use of owned, hired and non-owned vehicles (ISO Form CA 00 01 or equivalent).

(g)    Marine Liability Insurance. For bodily injury and property damage (Protection and Indemnity) on an occurrence form. If not covered by the other insurance policies required by this Article XIII, this policy shall include the following coverages: (i) Liquor Liability; (ii) Pollution Liability; and (iii) injuries to captains and crew. To the extent commercially available at a reasonable price, this policy shall contain a Separation of Insureds clause. This coverage may be met through the combination of primary marine liability and excess liability coverage.

(h)    Excess Liability Insurance. Excess Liability coverage shall be maintained over the required Employers Liability, Commercial General Liability, Business Auto Liability and Marine Liability policies in an amount not less than Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00) per occurrence and in the aggregate annually (where applicable). The annual aggregate limit applicable to Commercial General Liability shall apply per location. Tenant will use commercially reasonable efforts to obtain coverage as broad as the underlying insurance, including Terrorism Liability coverage, so long as such coverage is available at a commercially reasonable price.

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(i)    Pollution Liability Insurance. For claims arising from the discharge, dispersal, release or escape of any irritant or contaminant into or upon land, any structure, the atmosphere, watercourse or body of water, including groundwater. This shall include on and off-site clean up and emergency response costs and claims arising from above ground and below ground storage tanks. If this policy is provided on a “claims made” basis (i) the retroactive date shall remain as June 26, 1998 for legal liability; and (ii) coverage shall be maintained for two (2) years after the Term.

(j)    Employment Practices Liability. Employment Practices Liability insurance in an amount not less than Ten Million and No/100 Dollars ($10,000,000.00).

(k)    Crime. Crime insurance coverage in an amount not less than Eight Million and No/100 Dollars ($8,000,000.00).

13.2    Name of Insureds. Except for the insurance required pursuant to Section 13.1(d), Section 13.1(j) and Section 13.1(k), all insurance provided by Tenant as required by this Article XIII shall include Landlord (including specified Landlord related entities as directed by Landlord) and, to the extent required by the applicable Fee Mortgage Documents, each applicable Fee Mortgagee (i) with respect to the insurance required pursuant to Section 13.1(a), Section 13.1(b) and Section 13.1(c), as a loss payee and as additional named insured or additional insured without restrictions beyond the restrictions that apply to Tenant and (ii) with respect to the other insurance maintained by Tenant, as an additional named insured or additional insured without restrictions beyond the restrictions that apply to Tenant; provided, however, the insurance required pursuant to Section 13.1(i) and Section 13.1(g) shall be permitted to include Landlord (including specified Landlord related entities as directed by Landlord) and, to the extent required by the applicable Fee Mortgage Documents, each applicable Fee Mortgagee as an additional insured without the requirement that such policy expressly include language that such coverage is without restrictions beyond the restrictions that apply to Tenant. In addition, the insurance required pursuant to Section 13.1(a) and Section 13.1(b) shall include a New York standard mortgagee clause (or its equivalent) in favor of each applicable Fee Mortgagee. All insurance provided by Tenant as required by this Article XIII may include any Permitted Leasehold Mortgagee as an additional insured, and may include a New York standard mortgagee clause (or its equivalent) in favor of any Permitted Leasehold Mortgagee. The coverage provided to the additional insureds by Tenant’s insurance policies must be at least as broad as that provided to the first named insured on each respective policy. For the avoidance of doubt, Landlord looks exclusively to Tenant’s insurance policies to protect itself from claims arising from the Leased Property and Capital Improvements. The required insurance policies shall protect Landlord against Landlord’s acts with respect to the Leased Property in the same manner that they protect Tenant against its acts with respect to the Leased Property. Except for the insurance required pursuant to Section 13.1(d), Section 13.1(j) and Section 13.1(k), the required insurance policies shall include others as additional insureds consistent with clause (ii) of this Section 13.2, as required by Landlord and/or the Fee Mortgage Documents. The insurance protection afforded to all insureds (whether named insureds or additional insureds) shall be primary and shall not contribute with any insurance or self-insurance programs maintained by such insureds (including deductibles and self-insured retentions).

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13.3    Deductibles or Self-Insured Retentions. Tenant may self-insure such risks that are customarily self-insured by companies of established reputation engaged in the same general line of business in the same general area. All increases in deductibles and self-insured retentions (collectively referred to as “Deductibles” in this Article XIII) that apply to the insurance policies required by this Article XIII are subject to approval by Landlord, with such approval not to be unreasonably withheld, conditioned or delayed. Tenant is solely responsible for all Deductibles related to its insurance policies. The Deductibles Tenant has in effect as of the Fifth Amendment Date satisfy the requirements of this Section as of the Fifth Amendment Date.

13.4    Waivers of Subrogation. Landlord shall not be liable for any loss or damage insured by the insurance policies required to be maintained under this Article XIII and policies issued by Tenant’s captive insurers (including related Deductibles), it being understood that (i) Tenant shall look solely to its insurance for the recovery of such loss or damage; and (ii) such insurers shall have no rights of subrogation against Landlord. Each insurance policy shall contain a clause or endorsement which waives all rights of subrogation against Landlord, Fee Mortgagees and other entities or individuals as reasonably requested by Landlord.

13.5    Limits of Liability and Blanket Policies. The insured limits of liability maintained by Tenant shall be selected by Tenant in a manner consistent with the commercially reasonable practices of similarly situated tenants engaged in the same or similar businesses operating in the same or similar locations as the applicable Leased Property. The limits of liability Tenant has in effect as of the Fifth Amendment Date satisfy the requirements of this Section as of the Fifth Amendment Date. The insurance required by this Article XIII may be effected by a policy or policies of blanket insurance and/or by a combination of primary and excess insurance policies (all of which may insure additional properties owned, operated or managed by Tenant or its Affiliates), provided each policy shall be satisfactory to Landlord, acting reasonably, including, the form of the policy, provided such policies comply with the provisions of this Article XIII.

13.6    Future Changes in Insurance Requirements.

(a)    In the event one or more additional locations become Leased Property or Capital Improvements during the Term, whether through acquisition, lease, new construction or other means, Landlord may reasonably amend the insurance requirements set forth in this Article XIII to properly address new risks or exposures to loss, in accordance with the procedures set forth in this Section 13.6(a). For example, for construction projects, different forms of insurance may be required, such as builders risk, and Landlord and Tenant shall mutually agree upon insurance requirements applicable to the construction contractors. Tenant and Landlord shall work together in good faith to exchange information (including proposed construction agreements) and ascertain appropriate insurance requirements prior to Tenant being required to amend its insurance under this Section 13.6(a); provided, however, that any revision to insurance shall only be required if the revised insurance would be customarily maintained by similarly situated tenants engaged in the same or similar businesses operating in the same or similar locations as the applicable Leased Property. If Tenant and Landlord are unable to reach a resolution within thirty (30) days of the original notice of requested revision, the arbitration provisions set forth in Section 34.2 shall control.

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(b)    In the event that (1) the operations of Tenant change in the future, and Tenant believes adjustments in Deductibles, insured limits or coverages are warranted, (2) Tenant desires to increase one or more Deductibles, reduce limits of liability below those in place as of the Fifth Amendment Date or materially reduce coverage, or (3) not more than once during any twelve (12) month period (or more frequently in connection with a financing or refinancing of a Fee Mortgage), Landlord reasonably determines that the insurance carried by Tenant is not, for any reason (whether by reason of the type, coverage, deductibles, insured limits, the reasonable requirements of Fee Mortgagees, or otherwise) commensurate with insurance customarily maintained by similarly situated tenants engaged in the same or similar businesses operating in the same or similar locations, the party seeking the change will advise the other party in writing of the requested insurance revision. Tenant and Landlord shall work together in good faith to determine whether the requested insurance revision shall be made; provided, however, that any revision to insurance shall only be made if the revised insurance would be customarily maintained by similarly situated tenants engaged in the same or similar businesses operating in the same or similar locations as the applicable Leased Property. If Tenant and Landlord are unable to reach a resolution within thirty (30) days of the original notice of requested revision, the arbitration provisions set forth in Section 34.2 shall control. Solely with respect to the insurance required by Section 13.1(h) above, in no event shall the outcome of an insurance revision pursuant to this Section 13.6 require Tenant to carry insurance in an amount which exceeds the sum of (i) the amounts set forth in Section 13.1(h) hereof plus (ii) the product of (x) the amounts set forth in Section 13.1(h) hereof, and (y) the CPI Increase.

13.7    Notice of Cancellation or Non-Renewal. Each required insurance policy shall contain an endorsement requiring thirty (30) days prior written notice to Landlord, Fee Mortgagees and Leasehold Mortgagees of any cancellation or non-renewal. Ten (10) days’ prior written notice shall be required for cancellation for non-payment of premium. Tenant shall secure replacement coverage to comply with the stated insurance requirements and provide new certificates of insurance to Landlord and others as directed by Landlord.

13.8    Copies of Documents. Tenant shall provide (i) binders evidencing renewal coverages no later than the applicable renewal date of each insurance policy required by this Article XIII; and (ii) copies of all insurance policies required by this Article XIII (including policies issued by Tenant’s captive insurers which are in any way related to the required policies, including policies insuring Deductibles), within one hundred and twenty days (120) after inception date of each, and if additionally required, within ten (10) days of written request by Landlord. In addition, Tenant will supply documents that are related to the required insurance policies on January 1 of each calendar year during the Term and three (3) years afterwards, and as otherwise requested in writing by Landlord. Such documents shall be in formats reasonably acceptable to Landlord and include, but are not limited to, (a) statements of property value by location, (b) risk modeling reports (e.g., named storms and earthquake), (c) actuarial reports, (d) loss/claims reports and (e) detailed summaries of Tenant’s insurance policies and, as respects Tenant’s captive insurers, the most recent audited financial statements (including notes therein) and reinsurance agreements. Landlord shall hold the contents of the documents provided by Tenant as confidential; provided that Landlord shall be entitled to disclose the contents of such documents (I) to its insurance consultants, attorneys, accountants and other agents in connection with the administration and/or enforcement of this Lease, (II) to any Fee Mortgagees, Permitted Leasehold Mortgagees and potential lenders and their respective representatives, and (III) as may be required

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by applicable laws. Landlord shall utilize commercially reasonable efforts to cause each such person or entity to enter into a written agreement to maintain the confidentiality thereof for the benefit of Landlord and Tenant.

13.9    Certificates of Insurance. Certificates of insurance, evidencing the required insurance, shall be delivered to Landlord on the Commencement Date, annually thereafter, and upon written request by Landlord. If required by any Fee Mortgagee, Tenant shall provide endorsements and written confirmations that all premiums have been paid in full.

13.10    Other Requirements. Tenant shall comply with the following additional provisions:

(a)    In the event of a catastrophic loss or multiple losses at multiple properties owned or leased directly or indirectly by ERI and that are insured by ERI, then in the case (x) that at least one such property affected by the catastrophic loss(es) or multiple losses is a Facility or an Other Facility (in either case, a “Subject Facility”) and (y) at least one other such property affected by the catastrophic loss(es) or multiple losses is not a Subject Facility, (A) if such catastrophic loss or multiple losses exhaust any per occurrence or aggregate insurance limits under the property or terrorism insurance policies required by this Article XIII and any such property that is not a Subject Facility is (w) directly or indirectly managed but not directly or indirectly owned by ERI, (x) not wholly owned, directly or indirectly, by ERI, (y) subject to a ground lease with a landlord party that is neither Landlord nor its affiliates, or (z) is financed on a stand-alone basis, then the insurance proceeds received in connection with such catastrophic loss or multiple losses shall be allocated pro-rata based on the insured values of the impacted properties, with no property receiving an allocation exceeding the loss suffered by such property, and (B) if such catastrophic loss or multiple losses exhaust any per occurrence or aggregate insurance limits under the property or terrorism insurance policies required by this Article XIII and no property that is not a Subject Facility is a property described in clauses (w) through (z) above, the property(ies) that is a Subject Facility shall have first priority to insurance proceeds from the property policy or terrorism policy in connection with such catastrophic loss or multiple losses up to the reasonably anticipated amount of loss with respect to the Subject Facility. Any property or terrorism insurance proceeds allocable to a Subject Facility pursuant to clause (B) above shall be paid to Landlord (or the landlord under the Other Lease, as applicable) and applied in accordance with the terms of this Lease (or the Other Lease, as applicable).

(b)    In the event Tenant shall at any time fail, neglect or refuse to insure the Leased Property (including barges and vessels used for gaming) and Capital Improvements, or is not in full compliance with its obligations under this Article XIII, Landlord may, at its election, procure replacement insurance. In such event, Landlord shall disclose to Tenant the terms of the replacement insurance. Tenant shall reimburse Landlord for the cost of such replacement insurance within thirty (30) days after Landlord pays for the replacement insurance. The cost of such replacement insurance shall be reasonable considering the then-current market.

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ARTICLE XIV

CASUALTY

14.1    Property Insurance Proceeds. Except (in the case of the Leased Property (HNO)) as otherwise expressly provided in the HNO Ground Lease (it being understood that Tenant shall remain obligated to comply with this Section 14.1 to the extent that it is able to do so without violating the terms of the HNO Ground Lease), all proceeds (except business interruption not allocated to rent expenses, if any) payable by reason of any property loss or damage to the Leased Property, or any portion thereof, under any property policy of insurance required to be carried hereunder shall be paid to Fee Mortgagee or to an escrow account held by a third party depositary reasonably acceptable to Landlord, Tenant and, if applicable, the Fee Mortgagee (in each case pursuant to an escrow agreement reasonably acceptable to the Parties and the Fee Mortgagee and intended to implement the terms hereof), and made available to Tenant upon request for the reasonable costs of preservation, stabilization, restoration, reconstruction and repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof; provided, however, that the portion of any such proceeds that are attributable to Tenant’s obligation to pay Rent shall be applied against Rent due by Tenant hereunder; and provided, further, that if the total amount of proceeds payable net of the applicable deductibles is Twenty Million and No/100 Dollars ($20,000,000.00) or less per Facility, and, if no Tenant Event of Default has occurred and is continuing, the proceeds shall be paid to Tenant and, subject to the limitations set forth in this Article XIV used for the repair of any damage to or restoration or reconstruction of the Leased Property in accordance with Section 14.2. For the avoidance of doubt, any insurance proceeds payable by reason of (i) loss or damage to Tenant’s Property and/or Tenant Material Capital Improvements, or (ii) business interruption shall be paid directly to and belong to Tenant. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property in accordance herewith shall be provided to Tenant. So long as no Tenant Event of Default is continuing, Tenant shall have the right to prosecute and settle insurance claims, provided that, in connection with insurance claims exceeding Twenty Million and No/100 Dollars ($20,000,000.00) per Facility, Tenant shall consult with and involve Landlord in the process of adjusting any insurance claims under this Article XIV and any final settlement with the insurance company for claims exceeding Twenty Million and No/100 Dollars ($20,000,000.00) per Facility shall be subject to Landlord’s consent, such consent not to be unreasonably withheld, conditioned or delayed. The Parties hereby acknowledge and agree that solely for purposes of this Article XIV and Article XV, notwithstanding anything to the contrary contained herein, all Tenant Material Capital Improvements relating to the Southern Indiana Redevelopment Project shall be deemed to be Material Capital Improvements financed by Landlord pursuant to Section 10.4 hereof. Furthermore, for the avoidance of doubt and without limitation of Section 10.4(g), for purposes of Article XIV and Article XV, all Material Capital Improvements comprising any part of the HNO License Extension Improvements shall be treated as Material Capital Improvements financed by Landlord pursuant to Section 10.4 hereof.

14.2    Tenant’s Obligations Following Casualty.

(a)    In the event of a Casualty Event with respect to the Leased Property or any portion thereof (to the extent the proceeds of insurance in respect thereof are made available to Tenant as and to the extent required under the applicable escrow agreement), (i) Tenant shall

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restore such Leased Property (or any applicable portion thereof, excluding, at Tenant’s election, any Tenant Material Capital Improvement, unless such Tenant Material Capital Improvement is integrated into the Facility such that the Facility could not practically or safely be operated without restoring such Tenant Material Capital Improvement, provided that with respect to such Tenant Material Capital Improvement that Tenant is not required to rebuild or restore, Tenant shall repair and thereafter maintain the portions of the Leased Property affected by the loss or damage of such Tenant Material Capital Improvement in a condition commensurate with the quality, appearance and use of the balance of the Facility and satisfying the Facility’s parking requirements) to substantially the same condition as existed immediately before such damage or otherwise in a manner reasonably satisfactory to Landlord (except, however, with respect to the Facility known as Caesars Atlantic City, Tenant shall be required to restore such Facility (or applicable portion thereof) only to the extent necessary to generate at least the amount of EBITDA from such Facility following such restoration as was generated from such Facility prior to such Casualty Event), and (ii) the damage caused by the applicable Casualty Event shall not terminate this Lease; provided, however, that if the applicable Casualty Event shall occur not more than two (2) years prior to the then-Stated Expiration Date and the cost to restore the Leased Property (excluding, for the avoidance of doubt, any affected Tenant Material Capital Improvements that Tenant is not required to restore) to the condition immediately preceding the Casualty Event, as determined by a mutually approved contractor or architect, would equal or exceed twenty-five percent (25%) of the Fair Market Ownership Value of such Facility immediately prior to the time of such damage or destruction, then each of Landlord and Tenant shall have the option, exercisable in such Party’s sole and absolute discretion, to terminate this Lease solely with respect to the applicable Facility, upon written notice to the other Party hereto delivered to such other Party within thirty (30) days of the determination of the amount of damage and the Fair Market Ownership Value of the applicable Facility and, if such option is exercised by either Landlord or Tenant, this Lease shall terminate solely with respect to the applicable Facility (and, commencing upon the date of such termination, Rent hereunder shall be reduced by the Rent Reduction Amount), Tenant shall not be required to restore the applicable Facility and any insurance proceeds payable as a result of the damage or destruction shall be payable in accordance with Section 14.2(c). Notwithstanding anything to the contrary contained herein, if a Casualty Event occurs (and/or if the determination of the amount of damage and/or the thirty (30) day period referred to in the preceding sentence is continuing) at a time when Tenant could send a Renewal Notice (provided, for this purpose, Tenant shall be permitted to send a Renewal Notice under Section 1.4 not more than twenty-four (24) months (rather than not more than eighteen (18) months) prior to the then current Stated Expiration Date), if Tenant has elected or elects to exercise the same at any time following Tenant’s receipt of such notice of termination from Landlord, neither Landlord nor Tenant may terminate this Lease under this Section 14.2(a).

(b)    If the cost to restore the affected Leased Property exceeds the amount of proceeds received from the insurance required to be carried hereunder, then (i) Tenant’s restoration obligations, to the extent required hereunder, shall continue unimpaired, and (ii) Tenant shall provide Landlord with evidence reasonably acceptable to Landlord that Tenant has (or is reasonably expected to have) available to it any excess amounts needed to restore the Leased Property to the condition required hereunder. Such excess amounts shall be paid by Tenant.

(c)    In the event neither Landlord nor Tenant is required or elects to repair and restore the Leased Property, all insurance proceeds (except business interruption), other than

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proceeds reasonably attributed to any Tenant Material Capital Improvements (or other property owned by Tenant), which proceeds shall be and remain the property of Tenant, shall be paid to and retained by Landlord (after reimbursement to Tenant for any reasonably-incurred expenses in connection with the subject Casualty Event) free and clear of any claim by or through Tenant except as otherwise specifically provided below in this Article XIV.

(d)    If Tenant fails to complete the restoration of the Facility and gaming operations do not recommence substantially in the same manner as prior to the applicable Casualty Event by the date that is the fourth (4th) anniversary of the date of any Casualty Event (subject to extension in the event of an Unavoidable Delay during such four (4) year period, on a day-for-day basis, for the same amount of time that such Unavoidable Delay delays Tenant’s ability to perform such restoration in accordance with this Section 14.2), then, without limiting any of Landlord’s rights and remedies otherwise, all remaining insurance proceeds shall be paid to and retained by Landlord free and clear of any claim by or through Tenant, provided, that, so long as no Tenant Event of Default has occurred and is continuing, Landlord agrees to use such remaining proceeds for repair and restoration with respect to such Casualty Event.

(e)    If, and solely to the extent that, the damage resulting from any applicable Casualty Event is not an insured event under the insurance policies required to be maintained by Tenant under this Lease, then Tenant shall not be obligated to restore the Leased Property in respect of the damage from such Casualty Event.

14.3    No Abatement of Rent. Except as expressly provided in this Article XIV, this Lease shall remain in full force and effect and Tenant’s obligation to pay Rent and all Additional Charges required by this Lease shall remain unabated during any period following a Casualty Event.

14.4    Waiver. Tenant waives any statutory rights of termination which may arise by reason of any damage or destruction of the Leased Property but such waiver shall not affect any contractual rights granted to Tenant under this Lease.

14.5    Insurance Proceeds and Fee Mortgagee. Notwithstanding anything herein (including, without limitation, Article XXXI hereof) or in any Fee Mortgage Documents to the contrary, Landlord shall require that any Fee Mortgage Documents (including, without limitation, with respect to the Existing Fee Mortgage) shall permit Tenant to rebuild in accordance with the terms and provisions of this Lease (and any such Fee Mortgage Documents shall expressly provide that Tenant or Landlord, as applicable, is entitled to the applicable insurance proceeds in accordance with the terms and provisions of this Lease).

ARTICLE XV

EMINENT DOMAIN

15.1    Condemnation. Tenant shall promptly give Landlord written notice of the actual or threatened Condemnation or any Condemnation proceeding affecting the Leased Property of which Tenant has knowledge and shall deliver to Landlord copies of any and all papers served in connection with the same.

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(a)    Total Taking. If all of the Leased Property with respect to a Facility is subject to a total and permanent Taking, this Lease shall automatically terminate with respect to such Facility as of the day before the date of such Taking or Condemnation. In such event, commencing upon the date of such termination, Rent hereunder shall be reduced by the Rent Reduction Amount.

(b)    Partial Taking. If a portion (but not all) of the Leased Property with respect to a Facility (and, without limitation, any Capital Improvements with respect thereto) is subject to a permanent Taking (“Partial Taking”), this Lease shall remain in effect so long as the applicable Facility is not thereby rendered Unsuitable for its Primary Intended Use, and Rent shall be adjusted in accordance with the Rent Reduction Amount with respect to the subject portion of the applicable Facility; provided, however, that if the remaining portion of the applicable Facility is rendered Unsuitable for Its Primary Intended Use, this Lease shall terminate with respect to the entirety of such Facility as of the day before the date of such Taking or Condemnation and, in such event, commencing upon the date of such termination, Rent hereunder shall be reduced by the Rent Reduction Amount with respect to the entirety of the subject Facility.

(c)    Restoration. If there is a Partial Taking and this Lease remains in full force and effect, Landlord shall make available to Tenant the Award to be applied first to the restoration of the Leased Property with respect to the affected Facility in accordance with this Lease and, to the extent required hereby, any affected Tenant Material Capital Improvements, and thereafter as provided in Section 15.2. In such event, subject to receiving such Award, Tenant shall accomplish all necessary restoration in accordance with the following sentence (whether or not the amount of the Award received by Tenant is sufficient) and the Rent shall be adjusted in accordance with the Rent Reduction Amount. Tenant shall restore the Leased Property (excluding any Tenant Material Capital Improvement, unless such Tenant Material Capital Improvement is integrated into the subject Facility such that such Facility could not practically or safely be operated without restoring such Tenant Material Capital Improvement) as nearly as reasonably possible under the circumstances to a complete architectural unit of the same general character and condition as the Leased Property existing immediately prior to such Taking; except, however, with respect to the Facility known as Caesars Atlantic City, Tenant shall be required to restore such Facility (or applicable portion thereof) only to the extent necessary to generate at least the amount of EBITDA from such Facility following such restoration as was generated from such Facility prior to such Casualty Event.

15.2    Award Distribution. Except as set forth below and in Section 15.1(c) hereof, the Award resulting from the Taking shall be paid as follows: (i) first, to Landlord to the extent of the Fair Market Ownership Value of Landlord’s interest in the Leased Property subject to the Taking (excluding any Tenant Material Capital Improvements), (ii) second, to Tenant to the extent of the Fair Market Property Value of Tenant’s Property and any Tenant Material Capital Improvements subject to the Taking (but for the avoidance of doubt, not including any amount for any unexpired portion of the Term), and (iii) third, any remaining balance shall be paid to Landlord. Notwithstanding the foregoing, Tenant shall be entitled to pursue its own claim with respect to the Taking for Tenant’s lost profits value and moving expenses and, the portion of the Award, if any, allocated to any Tenant Material Capital Improvements and Tenant’s Property, shall be and remain the property of Tenant free of any claim thereto by Landlord. The Parties hereby acknowledge and agree that solely for purposes of Article XIV and this Article XV, notwithstanding anything

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to the contrary contained herein, all Tenant Material Capital Improvements relating to the Southern Indiana Redevelopment Project shall be deemed to be Material Capital Improvements financed by Landlord pursuant to Section 10.4 hereof. Furthermore, for the avoidance of doubt and without limitation of Section 10.4(g), for purposes of Article XIV and Article XV, all Material Capital Improvements comprising any part of the HNO License Extension Improvements shall be treated as Material Capital Improvements financed by Landlord pursuant to Section 10.4 hereof.

15.3    Temporary Taking. The taking of the Leased Property, or any part thereof, shall constitute a Taking by Condemnation only when the use and occupancy by the taking authority has continued for longer than one hundred eighty (180) consecutive days. During any shorter period, which shall be a temporary taking, all the provisions of this Lease shall remain in full force and effect and the Award allocable to the Term shall be paid to Tenant.

15.4    Condemnation Awards and Fee Mortgagee. Notwithstanding anything herein (including, without limitation, Article XXXI hereof) or in any Fee Mortgage Documents to the contrary, Landlord shall require that any Fee Mortgage Documents (including, without limitation, with respect to the Existing Fee Mortgage) shall permit Tenant to rebuild in accordance with the terms and provisions of this Lease (and any such Fee Mortgage Documents shall expressly provide that Tenant or Landlord, as applicable, is entitled to the applicable Award in accordance with the terms and provisions of this Lease).

ARTICLE XVI

DEFAULTS & REMEDIES

16.1    Tenant Events of Default. Any one or more of the following shall constitute a “Tenant Event of Default”:

(a)    Tenant shall fail to pay any installment of Rent when due and such failure is not cured within ten (10) days after written notice from Landlord of Tenant’s failure to pay such installment of Rent when due (and such notice of failure from Landlord may be given any time after such installment of Rent is one (1) day late);

(b)    Tenant shall fail to pay any Additional Charge (excluding, for the avoidance of doubt the Minimum Cap Ex Amount) within ten (10) days after written notice from Landlord of Tenant’s failure to pay such Additional Charge when due (and such notice of failure from Landlord may be given any time after such payment of any Additional Charge is one (1) day late);

(c)    Tenant or Guarantor shall:

(i)    file a petition in bankruptcy or a petition to take advantage of any insolvency law or statute under Federal law, specifically including Title 11, United States Code, §§ 101-1532, or analogous state law;

(ii)    make an assignment for the benefit of its creditors; or

(iii)    consent to the appointment of a receiver of itself or of the whole or substantially all of its property;

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(d)    (i)     Tenant shall be adjudicated as bankrupt or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Tenant, a receiver of Tenant or of all or substantially all of Tenant’s property, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under Federal law, specifically including Title 11, United States Code, §§ 101-1532, or analogous state law, and such judgment, order or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of the entry thereof; or

(i)    Guarantor shall be adjudicated as bankrupt or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Guarantor, a receiver of Guarantor or of all or substantially all of Guarantor’s property, or approving a petition filed against Guarantor seeking reorganization or arrangement of Guarantor under Federal law, specifically including Title 11, United States Code, §§ 101-1532, or analogous state law, and such judgment, order or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of the entry thereof;

(e)    entry of an order or decree liquidating or dissolving Tenant or Guarantor, provided that the same shall not constitute a Tenant Event of Default if such order or decree shall be vacated, set aside or stayed within ninety (90) days from the date of the entry thereof;

(f)    Tenant shall fail to comply with Section 7.5, which failure is not cured within thirty (30) days following notice thereof from Landlord to Tenant; provided that, if: (i) such failure is not susceptible of cure within such thirty (30) day period; and (ii) such failure would not expose Landlord to an imminent and material risk of criminal liability or of material damage to its business reputation, such thirty (30) day cure period shall be extended for such time as is necessary (but in no event longer than ninety (90) days) to cure such failure so long as Tenant commences to cure such failure or other breach within such thirty (30) day period and thereafter proceeds with reasonable diligence to complete such cure);

(g)    the estate or interest of Tenant in the Leased Property or any part thereof shall be levied upon or attached in any proceeding relating to more than Twenty-Five Million and No/100 Dollars ($25,000,000.00), and the same shall not be vacated, discharged or stayed pending appeal (or paid or bonded or otherwise similarly secured payment) within the later of ninety (90) days after commencement thereof or thirty (30) days after receipt by Tenant of notice thereof from Landlord; provided, however, that such notice shall be in lieu of and not in addition to any notice required under applicable law;

(h)    if Tenant or Guarantor shall fail to pay, bond, escrow or otherwise similarly secure payment of one or more final judgments aggregating in excess of the amount of Seventy-Five Million and No/100 Dollars ($75,000,000.00), which judgments are not discharged or effectively waived or stayed for a period of forty-five (45) consecutive days;

(i)    Guarantor (A) shall fail to satisfy any of the Obligations (as defined in the Guaranty) of a monetary nature or (B) shall otherwise fail to satisfy any other Obligations or shall otherwise fail to perform or comply with any other term, covenant or condition under the Guaranty, and, in any case under this clause (B), such failure is not cured within ten (10) days following notice of such failure from Landlord to Guarantor;

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(j)    except as a result of a Permitted Operation Interruption, Tenant fails to cause the Continuous Operation Facilities to be Continuously Operated during the Term;

(k)    any applicable Gaming License or other license material to any Continuous Operation Facility’s operation for its Primary Intended Use is at any time terminated or revoked or suspended or placed under a trusteeship (and in each case such termination, revocation, suspension or trusteeship causes cessation of Gaming activity at the Continuous Operation Facility) for more than thirty (30) days and such termination, revocation, suspension or trusteeship is not stayed pending appeal and would reasonably be expected to have a material adverse effect on Tenant taken as a whole with the “Tenant” as defined under the Joliet Lease, or on the Facilities taken as a whole with the Joliet Facility;

(l)    if a Licensing Event with respect to Tenant under clause (a) of the definition of Licensing Event shall occur and is not resolved in accordance with Section 41.13 within the later of (i) thirty (30) days or (ii) such additional time period as may be permitted by the applicable Gaming Authorities;

(m)    Tenant fails to comply with any Additional Fee Mortgagee Requirements, which default is not cured within the applicable cure period set forth in the Fee Mortgage Documents, if the effect of such default is to cause, or to permit the holder or holders of the applicable Fee Mortgage (or a trustee or agent on behalf of such holder or holders) to cause, such Fee Mortgage to become or be declared due and payable (or redeemable) prior to its stated maturity;

(n)    a transfer of Tenant’s interest in this Lease (including pursuant to a Change of Control) shall have occurred without the consent of Landlord to the extent such consent is required under Article XXII or Tenant is otherwise in default of the provisions set forth in Section 22.1 below;

(o)    if Tenant shall fail to observe or perform any other term, covenant or condition of this Lease and such failure is not cured within thirty (30) days after written notice thereof from Landlord, provided, however, if such failure cannot reasonably be cured within such thirty (30) day period and Tenant shall have commenced to cure such failure within such thirty (30) day period and thereafter diligently proceeds to cure the same, such thirty (30) day period shall be extended for such time as is reasonably necessary for Tenant in the exercise of due diligence to cure such failure, provided that, with respect to any failure to perform (i) that is still continuing on or after the first (1st) day of the sixth (6th) Lease Year such cure period shall not extend beyond the later of such first (1st) day of the sixth (6th) Lease Year or one hundred and eighty (180) days in the aggregate, and (ii) that is first arising on or after the first (1st) day of the sixth (6th) Lease Year, such cure period shall not exceed one hundred and eighty (180) days in the aggregate, provided, further however, that no Tenant Event of Default under this clause (o) or under clause (q) below shall be deemed to exist under this Lease during any time the curing thereof is prevented by an Unavoidable Delay, provided that upon the cessation of the Unavoidable Delay, Tenant remedies the default within the time periods otherwise required hereunder;

(p)    (i) A “Tenant Event of Default” (as defined in the Joliet Lease) shall occur under the Joliet Lease or (ii) so long as the Existing Original Fee Financing has not been replaced with replacement financing, a “Tenant Event of Default” (as defined in the Las Vegas Lease) shall occur under the Las Vegas Lease;

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(q)    the occurrence of a Tenant Event of Default pursuant to Section 10.5(a)(x);

(r)    if Guarantor shall, in any judicial or quasi-judicial case, action or proceeding, contest (or collude with or otherwise affirmatively assist any other Person, or solicit or cause to be solicited any other Person to contest) the validity or enforceability of Guarantor’s obligations under the Guaranty (or any Qualified Replacement Guarantor’s obligations under a Replacement Guaranty);

(s)    if Tenant shall fail to comply with any of the provisions, terms or conditions of any Ground Lease in effect as of the Commencement Date (with respect to the Original Leased Property), or any renewals thereof, or the Fifth Amendment Date (with respect to the Fifth Amendment Additional Property), or any renewals thereof, with respect to any of the Continuous Operation Facilities as required under Section 7.3 hereof, which failure is not cured within the applicable time period set forth in the applicable Ground Lease and the effect of such failure is to permit the applicable Ground Lessor to terminate such Ground Lease or to result in the Ground Lease being terminated pursuant to the terms thereof; and

(t)    if (i) Tenant shall fail to (x) comply with any of the provisions, terms or conditions of the HNO Ground Lease as required under Section 7.3 hereof or the HNO GL Operator Agreement or (y) satisfy any requirement (including any Conditional Limitation) which is applicable to Tenant under the HNO Ground Lease or the HNO GL Operator Agreement, (ii) the effect of any such failure, if neither cured nor waived as of the date of expiration of all applicable cure, grace or standstill periods with respect to such failure set forth in the HNO Ground Lease or HNO GL Operator Agreement (as applicable) (including, for the purpose of this clause (ii), any additional cure, grace or standstill periods available to Landlord under Section 21.5 of the HNO Ground Lease with respect to such failure), is to permit the applicable Ground Lessor under the HNO Ground Lease to terminate the HNO Ground Lease or to result in the HNO Ground Lease being terminated pursuant to the terms thereof and (iii) such failure is not cured or waived by NOBC prior to the date of expiration of all applicable cure, grace or standstill periods (after giving effect to Section 21.1(g) of the HNO Ground Lease) available to Tenant with respect to such failure, but, for the purpose of this clause (iii), without giving effect to any additional cure, grace or standstill periods available to Landlord under Section 21.5 of the HNO Ground Lease with respect to such failure.

Notwithstanding anything contained herein to the contrary, (x) Landlord shall deliver all notices required pursuant to Section 16.1 concurrently to Tenant and Guarantor and (y) a default by Tenant under any Permitted Leasehold Mortgage shall not in and of itself be a Tenant Event of Default hereunder (it being understood that if the circumstances that cause such default independently comprise a default hereunder that continues beyond all applicable notice and cure periods hereunder then such circumstances would cause a Tenant Event of Default hereunder).

Notwithstanding the foregoing, (i) Tenant shall not be in breach of this Lease solely as a result of the exercise by the party (other than Tenant, ERI, CEOC or any of their respective Affiliates) to any of the Permitted Exception Documents of such party’s rights thereunder so long as Tenant

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undertakes commercially reasonable efforts to cause such party to comply or otherwise minimize such breach, and (ii) in the event that Tenant is required, under the express terms of any Permitted Exception Document(s), to take or refrain from taking any action, and taking or refraining from taking such action would result in a default under this Lease, then Tenant shall advise Landlord of the same, and Tenant and Landlord shall reasonably cooperate in order to address the same in a mutually acceptable manner, and so as to minimize any harm or liability to Landlord and to Tenant. For the avoidance of doubt, in no event shall a Permitted Exception Document excuse Tenant from its obligation to pay Rent or Additional Charges.

16.2    Landlord Remedies. Upon the occurrence and during the continuance of a Tenant Event of Default but subject to the provisions of Article XVII, Landlord may, subject to the terms of Section 16.3 below, do any one or more of the following: (x) terminate this Lease by giving Tenant no less than ten (10) days’ notice of such termination and the Term shall terminate and all rights and obligations of Tenant under this Lease shall cease, subject to any provisions that expressly survive the Expiration Date, (y) seek damages as provided in Section 16.3 hereof or (z) except to the extent expressly otherwise provided under this Lease, exercise any other right or remedy hereunder, at law or in equity available to Landlord as a result of any Tenant Event of Default. Tenant shall pay as Additional Charges all costs and expenses incurred by or on behalf of Landlord, including reasonable and documented attorneys’ fees and expenses, as a result of any Tenant Event of Default hereunder. Subject to Article XIX, Article XXXVI and Section 17.1(f) hereof, at any time upon or following the Expiration Date, Tenant shall, if required by Landlord to do so, immediately surrender to Landlord possession of the Leased Property and quit the same and Landlord may enter upon and repossess such Leased Property by reasonable force, summary proceedings, ejectment or otherwise, and may remove Tenant and all other Persons and any of Tenant’s Property therefrom.

(a)    None of (i) the termination of this Lease, (ii) the repossession of the Leased Property, (iii) the failure of Landlord to relet the Leased Property or any portions thereof, (iv) the reletting of all or any portion of the Leased Property, or (v) the inability of Landlord to collect or receive any rentals due upon any such reletting, shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. Landlord and Tenant agree that Landlord shall have no obligation to mitigate Landlord’s damages under this Lease.

(b)    If this Lease shall terminate pursuant to Section 16.2(x) or if Landlord shall obtain a court order permitting reentry following the occurrence of a Tenant Event of Default that is continuing, then, in any such event, Landlord or Landlord’s agents and employees may immediately or at any time thereafter reenter the Leased Property to the extent permitted by law (including applicable Gaming Regulations), either by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any Person therefrom, to the end that Landlord may have, hold and enjoy the Leased Property. The words “enter,” “reenter,” “entry” and “reentry,” as used herein, are not restricted to their technical legal meanings.

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16.3    Damages.

(a)    If Landlord elects to terminate this Lease in writing upon a Tenant Event of Default during the Term, Tenant shall forthwith (x) pay to Landlord all Rent due and payable under this Lease to and including the date of such termination (together with interest thereon at the Overdue Rate from the date the applicable amount was due), and (y) pay on demand all damages to which Landlord shall be entitled at law or in equity, provided, however, Landlord’s damages with regard to unpaid Rent from and after the date of termination shall equal, as liquidated and agreed current damages in respect thereof, the sum of: (A) the worth at the time of award of the amount by which the unpaid Rent that (if the Lease had not been terminated) would have been payable hereunder after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus (B) (x) the Rent which (if the Lease had not been terminated) would have been payable hereunder from the time of award until the then Stated Expiration Date, discounted to present value by applying a discount rate equal to the discount rate of the Federal Reserve Bank of New York at the time of award, plus one percent (1%), less (y) the Rent loss from the time of the award until the then Stated Expiration Date that Tenant proves could be reasonably avoided, discounted to present value by applying a discount rate equal to the discount rate of the Federal Reserve Bank of New York at the time of award, plus one percent (1%). As used in clause (A), the “worth at the time of award” shall be computed by allowing interest at the Overdue Rate from the date the applicable amount was due. As used in clauses (A) and (B), Variable Rent that would have been payable after termination for the remainder of the Term shall be determined based on: (1) if the date of termination occurs during a Variable Rent Payment Period, the Variable Rent amount payable during such Variable Rent Payment Period (if the Lease had not been terminated), and (2) if the date of termination occurs prior to the commencement of any Variable Rent Payment Period, the Variable Rent that (if the Lease had not been terminated) would be payable after termination for the remainder of the Term, assuming Net Revenue for the balance of the Term equals Net Revenue for the Fiscal Period ending immediately prior to the date of termination (it being understood the foregoing calculation of damages for unpaid Rent applies only to the amount of unpaid Rent damages owed to Landlord pursuant to Tenant’s obligation to pay Rent hereunder and does not prohibit or otherwise shall not limit Landlord from seeking damages for any indemnification or any other obligations of Tenant hereunder, with all such rights of Landlord reserved).

(b)    Notwithstanding anything otherwise set forth herein, if Landlord chooses not to terminate Tenant’s right to possession of the Leased Property (whether or not Landlord terminates this Lease) and has not been paid damages in accordance with Section 16.3(a), then each installment of Rent and all other sums payable by Tenant to or for the benefit of Landlord under this Lease shall be payable as the same otherwise becomes due and payable, together with, if any such amount is not paid when due, interest at the Overdue Rate from the date when due until paid, and Landlord may enforce, by action or otherwise, any other term or covenant of this Lease (and Landlord may at any time thereafter terminate Tenant’s right to possession of the Leased Property and seek damages under Section 16.3(a), to the extent not already paid for by Tenant under Section 16.3(a) or this Section 16.3(b)).

(c)    If, as of the date of any termination of this Lease pursuant to Section 16.2(x), the Leased Property shall not be in the condition in which Tenant has agreed to surrender the same to Landlord at the expiration or earlier termination of this Lease, then Tenant, shall pay, as damages therefor, the cost (as estimated by an independent contractor reasonably selected by Landlord) of placing the Leased Property in the condition in which Tenant is required to surrender the same hereunder.

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16.4    Receiver. Subject to the rights of Permitted Leasehold Mortgagees hereunder, upon the occurrence and continuance of a Tenant Event of Default, and upon commencement of proceedings to enforce the rights of Landlord hereunder, but subject to any limitations of applicable law (including Gaming Regulations), Landlord shall be entitled, as a matter of right, to the appointment of a receiver or receivers acceptable to Landlord of the Leased Property and of the revenues, earnings, income, products and profits thereof, pending the outcome of such proceedings, with such powers as the court making such appointment shall confer.

16.5    Waiver. If Landlord initiates judicial proceedings or if this Lease is terminated by Landlord pursuant to this Article XVI, Tenant waives, to the extent permitted by applicable law, (i) any right of redemption, re-entry or repossession or similar laws for the benefit of Tenant; and (ii) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

16.6    Application of Funds. Any payments received by Landlord under any of the provisions of this Lease during the existence or continuance of any Tenant Event of Default which are made to Landlord rather than Tenant due to the existence of a Tenant Event of Default shall be applied to Tenant’s obligations in the order which Landlord may reasonably determine or as may be prescribed by applicable Legal Requirements.

16.7    Landlord’s Right to Cure Tenant’s Default. If Tenant shall fail to make any payment or to perform any act required to be made or performed hereunder when due, including, without limitation, if Tenant fails to expend any Required Capital Expenditures as required hereunder or fails to complete any work or restoration or replacement of any nature as required hereunder, or if Tenant shall take any action prohibited hereunder, or if Tenant fails to comply with any Additional Fee Mortgagee Requirements, in all cases, after the expiration of any cure period provided for herein, Landlord, without waiving or releasing any obligation or default, may, but shall be under no obligation to, make such payment or perform such act for the account and at the expense of Tenant, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and take all such action thereon as, in Landlord’s reasonable opinion, may be necessary or appropriate therefor. All sums so paid by Landlord and all costs and expenses, including reasonable attorneys’ fees and expenses, so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Landlord, shall be paid by Tenant to Landlord on demand as an Additional Charge.

16.8    Miscellaneous.

(a)    Suit or suits for the recovery of damages, or for any other sums payable by Tenant to Landlord pursuant to this Lease, may be brought by Landlord from time to time at Landlord’s election, and nothing herein contained shall be deemed to require Landlord to await the date whereon this Lease and the Term would have expired by limitation had there been no Tenant Event of Default, reentry or termination.

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(b)    No failure by either Party to insist upon the strict performance of any agreement, term, covenant or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by Landlord of full or partial Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such agreement, term, covenant or condition. No agreement, term, covenant or condition of this Lease to be performed or complied with by either Party, and no breach thereof, shall be or be deemed to be waived, altered or modified except by a written instrument executed by the Parties. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. In the event Landlord claims in good faith that Tenant has breached any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to seek to enjoin such breach or threatened breach and shall have the right to invoke any rights and remedies allowed at law or in equity or by statute or otherwise as though reentry, summary proceedings or other remedies were not provided for in this Lease.

(c)    Except to the extent otherwise expressly provided in this Lease, each right and remedy of a Party provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease.

(d)    Nothing contained in this Article XVI or otherwise shall vitiate or limit Tenant’s obligation to pay Landlord’s attorneys’ fees as and to the extent provided in Article XXXVII hereof, or any indemnification obligations under any express indemnity made by Tenant of Landlord or of any Landlord Indemnified Parties as contained in this Lease.

ARTICLE XVII

TENANT FINANCING

17.1    Permitted Leasehold Mortgagees.

(a)    Tenant May Mortgage the Leasehold Estate. On one or more occasions, without Landlord’s consent, Tenant may mortgage or otherwise encumber Tenant’s estate in and to the Leased Property (the “Leasehold Estate”) (or encumber the direct or indirect Equity Interests in Tenant) to one or more Permitted Leasehold Mortgagees under one or more Permitted Leasehold Mortgages and pledge its right, title and interest under this Lease as security for such Permitted Leasehold Mortgages or any related agreement secured thereby, provided, however, that, (i) in order for a Permitted Leasehold Mortgagee to be entitled to the rights and benefits pertaining to Permitted Leasehold Mortgagees pursuant to this Article XVII, such Permitted Leasehold Mortgagee must hold or benefit from a Permitted Leasehold Mortgage encumbering all of Tenant’s Leasehold Estate granted to Tenant under this Lease (subject to exclusions with respect to items that are not capable of being mortgaged and that, in the aggregate, are de minimis) or one hundred percent (100%) of the direct or indirect Equity Interests in Tenant at any tier of ownership, and (ii) no Person shall be deemed to be a Permitted Leasehold Mortgagee hereunder unless and until (a) such Person delivers a written agreement to Landlord providing that in the event of a termination of this Lease by Landlord pursuant to Section 16.2(x) hereof, such Permitted Leasehold Mortgagee and any Persons for whom it acts as representative, agent or trustee, will not use or dispose of any Gaming License for use at a location other than at the Facility to which such Gaming License

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relates as of the date of the closing of a Lease Foreclosure Transaction (or, in the case of any additional facility added to this Lease after such date, as of the date that such additional facility is added to the Lease), (b) the applicable Permitted Leasehold Mortgage shall include an express acknowledgement that any exercise of remedies thereunder that would affect the Leasehold Estate shall be subject and subordinate to the terms of this Lease, and (c) in the case of any subleasehold mortgage granted by a Subtenant after the Fourth Amendment Date with respect to the Amended Original Leased Property, or after the Fifth Amendment Date with respect to the Fifth Amendment Additional Property, that is to be treated as a Permitted Leasehold Mortgage hereunder, such subleasehold mortgage shall include an express acknowledgement that any exercise of remedies thereunder that would affect the Leasehold Estate shall be subject and subordinate to Landlord’s interest and estate in the applicable Leased Property, as well as the interest of any Fee Mortgagee whose Fee Mortgage is senior to this Lease, whether now or hereafter existing, in the applicable Leased Property. Furthermore, as a condition to being deemed a Permitted Leasehold Mortgagee hereunder, each Permitted Leasehold Mortgagee is deemed to acknowledge and agree (and hereby does acknowledge and agree) that any foreclosure or realization by any Permitted Leasehold Mortgagee pursuant to a Permitted Leasehold Mortgage or upon Tenant’s interest under this Lease or that would result in a transfer of all or any portion of Tenant’s interest in the Leased Property or this Lease shall in any case be subject to the applicable provisions, terms and conditions of Article XXII hereof.

(b)    Notice to Landlord.

(i)    If Tenant shall, on one or more occasions, mortgage Tenant’s Leasehold Estate pursuant to a Permitted Leasehold Mortgage and if the holder of such Permitted Leasehold Mortgage shall provide Landlord with written notice of such Permitted Leasehold Mortgage (which notice with respect to any Permitted Leasehold Mortgage not evidenced by a recorded security instrument, in order to be effective, shall also state (or be accompanied by a notice of Tenant stating) the relative priority of all then-effective Permitted Leasehold Mortgages noticed to Landlord under this Section and shall be consented to in writing by all then-existing Permitted Leasehold Mortgagees) together with a true copy of such Permitted Leasehold Mortgage and the name and address of the Permitted Leasehold Mortgagee, Landlord and Tenant agree that, following receipt of such written notice by Landlord (which notice shall be accompanied by any items required pursuant to Section 17.1(a) above), the provisions of this Section 17.1 shall apply to each such Permitted Leasehold Mortgage. In the event of any assignment of a Permitted Leasehold Mortgage or in the event of a change of address of a Permitted Leasehold Mortgagee or of an assignee of such Permitted Leasehold Mortgage, written notice of such assignment or change of address and of the new name and address shall be provided to Landlord, and the provisions of this Section 17.1 shall continue to apply, provided such assignee is a Permitted Leasehold Mortgagee.

(ii)    Landlord shall reasonably promptly following receipt of a communication purporting to constitute the notice provided for by subsection (b)(i) above (and such additional items requested by Landlord pursuant to the first sentence of Section 17.1(b)(iii)) acknowledge by written notice receipt of such communication as constituting the notice provided for by subsection (b)(i) above and confirming the status of the Permitted Leasehold Mortgagee as such or, in the alternative, notify Tenant and the

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Permitted Leasehold Mortgagee of the rejection of such communication and any such items as not conforming with the provisions of this Section 17.1 and specify the specific basis of such rejection.

(iii)    After Landlord has received the notice provided for by subsection (b)(i) above, Tenant, upon being requested to do so by Landlord, shall with reasonable promptness provide Landlord with copies of the note or other obligations secured by such Permitted Leasehold Mortgage and any other documents pertinent to the applicable Permitted Leasehold Mortgage reasonably requested by Landlord. With respect to any Permitted Leasehold Mortgage documents not publicly filed or upon Landlord’s request, Tenant shall, with reasonable promptness, provide Landlord from time to time with a copy of each material amendment or other modification or supplement to such documents. All recorded documents shall be accompanied by the appropriate recording stamp or other certification of the custodian of the relevant recording office as to their authenticity as true and correct copies of official records and all nonrecorded documents shall be accompanied by a certification by Tenant that such documents are true and correct copies of the originals. From time to time upon being requested to do so by Landlord, Tenant shall also notify Landlord of the date and place of recording and other pertinent recording data with respect to such instruments as have been recorded.

(iv)    Notwithstanding the requirements of this Section 17.1(b), it is agreed and acknowledged that Tenant’s Initial Financing (and the mortgages, security agreements and/or other loan documents in connection therewith) as of the Commencement Date, as of the Fourth Amendment Date and as of the Fifth Amendment Date shall be deemed a Permitted Leasehold Mortgage (with respect to which notice has been properly provided to Landlord pursuant to Section 17.1(b)(i)) without the requirement that Tenant or Landlord comply with the initial requirements set forth in clauses (i) through (iii) above, (but, for the avoidance of doubt, Tenant’s Initial Financing is not relieved of the requirement that it satisfy the requirements of Section 17.1(a) or the last sentence of Section 17.1(b)(i)). In addition, for the avoidance of doubt, the Parties confirm that Tenant shall not be relieved of the requirement to comply with Section 17.1(b)(iii) with respect to Tenant’s Initial Financing or any other financing with a Permitted Leasehold Mortgagee. The Parties further confirm that, as of the Fifth Amendment Date, the name and address of the Permitted Leasehold Mortgagee with respect to Tenant’s Initial Financing is: Credit Suisse AG, Cayman Islands Branch, as Collateral Agent, Eleven Madison Avenue, 9th Floor, New York, NY 10010, Attention: Loan Operations – Agency Manager.

(c)    Default Notice to Permitted Leasehold Mortgagee. Landlord, upon providing Tenant any notice of default under this Lease, shall at the same time provide a copy of such notice to every Permitted Leasehold Mortgagee for which notice has been properly provided to Landlord pursuant to Section 17.1(b)(i) hereof. No such notice by Landlord to Tenant shall be deemed to have been duly given unless and until a copy thereof has been sent, in the manner prescribed in Article XXXV of this Lease, to every such Permitted Leasehold Mortgagee for which notice has been properly provided to Landlord pursuant to Section 17.1(b)(i) hereof. From and after the date such notice has been sent to a Permitted Leasehold Mortgagee, such Permitted Leasehold Mortgagee shall have the same period, with respect to its remedying any default or acts or omissions which are the subject matter of such notice or causing the same to be remedied, as is

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given Tenant after the giving of such notice to Tenant, plus in each instance, the additional periods of time specified in subsections (d) and (e) of this Section 17.1 to remedy or cause to be remedied the defaults or acts or omissions which are the subject matter of such notice specified in any such notice. Landlord shall accept such performance by or at the instigation of such Permitted Leasehold Mortgagee as if the same had been done by Tenant. Tenant authorizes each such Permitted Leasehold Mortgagee (to the extent such action is authorized under the applicable loan documents to which it acts as a lender, noteholder, investor, agent, trustee or representative) to take any such action at such Permitted Leasehold Mortgagee’s option and does hereby authorize entry upon the Leased Property by the Permitted Leasehold Mortgagee for such purpose.

(d)    Right to Terminate Notice to Permitted Leasehold Mortgagee. Anything contained in this Lease to the contrary notwithstanding, if any Tenant Event of Default shall occur which entitles Landlord to terminate this Lease, Landlord shall have no right to terminate this Lease on account of such Tenant Event of Default unless Landlord shall notify every Permitted Leasehold Mortgagee for which notice has been properly provided to Landlord pursuant to Section 17.1(b) hereof that the period of time given Tenant to cure such default or act or omission has lapsed and, accordingly, Landlord has the right to terminate this Lease (“Right to Terminate Notice”). The provisions of subsection (e) below of this Section 17.1 shall apply if, during (x) the thirty (30) day period following Landlord’s delivery of the Right to Terminate Notice if such Tenant Event of Default is capable of being cured by the payment of money, or (y) the ninety (90) day period following Landlord’s delivery of the Right to Terminate Notice, if such Tenant Event of Default is not capable of being cured by the payment of money, any Permitted Leasehold Mortgagee shall:

(i)    notify Landlord of such Permitted Leasehold Mortgagee’s desire to nullify such Right to Terminate Notice;

(ii)    pay or cause to be paid all Rent, Additional Charges, and other payments (A) then due and in arrears as specified in the Right to Terminate Notice to such Permitted Leasehold Mortgagee, and (B) which may become due during such thirty (30) or ninety (90) day (as the case may be) period (as and when the same may become due);

(iii)    comply with or in good faith, with reasonable diligence and continuity, commence to comply with all nonmonetary requirements of this Lease then in default and reasonably susceptible of being complied with by such Permitted Leasehold Mortgagee (e.g., defaults that are not personal to Tenant hereunder); provided, however, that such Permitted Leasehold Mortgagee shall not be required during such ninety (90) day period to cure or commence to cure any default consisting of Tenant’s failure to satisfy and discharge any lien, charge or encumbrance against Tenant’s interest in this Lease or the Leased Property or any of Tenant’s other assets that is/are (x) junior in priority to the lien of the mortgage or other security documents held by such Permitted Leasehold Mortgagee and (y) would be extinguished by the foreclosure of the Permitted Leasehold Mortgage that is held by such Permitted Leasehold Mortgagee; and

(iv)    during such thirty (30) or ninety (90) day period, the Permitted Leasehold Mortgagee shall respond, with reasonable diligence, to requests for information from Landlord as to the Permitted Leasehold Mortgagee’s (and related lender’s) intent to pay such Rent and other charges and comply with this Lease.

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If the applicable default shall be cured pursuant to the terms and within the time periods allowed in this Section 17.1(d), this Lease shall continue in full force and effect as if Tenant had not defaulted under the Lease. If a Permitted Leasehold Mortgagee shall fail to take all of the actions described in this Section 17.1(d) with respect to a specific Tenant Event of Default for which the Permitted Leasehold Mortgagee was provided notice prior to the deadlines set forth herein, such Permitted Leasehold Mortgagee shall have no further rights under this Section 17.1(d) or Section 17.1(e) with respect to such Tenant Event of Default.

(e)    Procedure on Default.

(i)    If Landlord shall elect to terminate this Lease by reason of any Tenant Event of Default that has occurred and is continuing and a Permitted Leasehold Mortgagee shall have proceeded in the manner provided for by subsection (d) of this Section 17.1, the applicable cure periods available pursuant to Section 17.1(d) above shall continue to be extended so long as during such continuance:

(1)    such Permitted Leasehold Mortgagee shall pay or cause to be paid the Rent, Additional Charges and other monetary obligations of Tenant under this Lease as the same become due, and continue its good faith efforts to perform or cause to be performed all of Tenant’s other obligations under this Lease, excepting (A) obligations of Tenant to satisfy or otherwise discharge any lien, charge or encumbrance against Tenant’s interest in this Lease or the Leased Property or any of Tenant’s other assets that is/are (x) junior in priority to the lien of the mortgage or other security documents held by such Permitted Leasehold Mortgagee and (y) would be extinguished by the foreclosure of the Permitted Leasehold Mortgage that is held by such Permitted Leasehold Mortgagee and (B) past non-monetary obligations then in default and not reasonably susceptible of being cured by such Permitted Leasehold Mortgagee; and

(2)    subject to and in accordance with Section 22.2(i), if not enjoined or stayed pursuant to a bankruptcy or insolvency proceeding or other judicial order, such Permitted Leasehold Mortgagee shall diligently continue to pursue acquiring or selling Tenant’s interest in this Lease and the Leased Property (or, to the extent applicable, the direct or indirect interests in Tenant) by foreclosure of the Permitted Leasehold Mortgage or other appropriate means and diligently prosecute the same to completion.

(ii)    Without limitation of Tenant’s right to deliver a Renewal Notice, it is agreed that a Permitted Leasehold Mortgagee also shall have the right to deliver a Renewal Notice on behalf of Tenant during any period in which such Permitted Leasehold Mortgagee is complying with Section 17.1(d) or 17.1(e).

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(iii)    If a Permitted Leasehold Mortgagee is complying with subsection (e)(i) of this Section 17.1, upon the acquisition of Tenant’s Leasehold Estate (or, to the extent applicable, the direct or indirect interests in Tenant) herein by such Permitted Leasehold Mortgagee, a Permitted Leasehold Mortgagee Designee or an assignee thereof permitted by Section 22.2(i) hereof, this Lease shall continue in full force and effect as if Tenant had not defaulted under this Lease provided that such successor cures all outstanding defaults that can be cured through the payment of money and all other defaults that are reasonably susceptible of being cured as provided in said subsection (e)(i).

(iv)    No Permitted Leasehold Mortgagee shall be deemed to be an assignee or transferee of this Lease or of the Leasehold Estate hereby created by virtue of the Permitted Leasehold Mortgage so as to require such Permitted Leasehold Mortgagee, as such, to assume the performance of any of the terms, covenants or conditions on the part of Tenant to be performed hereunder; but the purchaser at any sale of this Lease (or, to the extent applicable, the purchaser of the direct or indirect interests in Tenant) (including a Permitted Leasehold Mortgagee if it is the purchaser at foreclosure) and of the Leasehold Estate hereby created in any proceedings for the foreclosure of any Permitted Leasehold Mortgage, or the assignee or transferee of this Lease and of the Leasehold Estate hereby created (or, to the extent applicable, the assignee or transferee of the direct or indirect interests in Tenant) under any instrument of assignment or transfer in lieu of the foreclosure of any Permitted Leasehold Mortgage, shall be subject to all of the provisions, terms and conditions of this Lease including, without limitation, Section 22.2(i) hereof.

(v)    Notwithstanding any other provisions of this Lease, any Permitted Leasehold Mortgagee, Permitted Leasehold Mortgagee Designee or other acquirer of the Leasehold Estate of Tenant (or, to the extent applicable, the direct or indirect interests in Tenant) in accordance with the requirements of Section 22.2(i) of this Lease pursuant to foreclosure, assignment in lieu of foreclosure or other similar proceedings of this Lease may, upon acquiring Tenant’s Leasehold Estate (or, to the extent applicable, the direct or indirect interests in Tenant), without further consent of Landlord, (x) sell and assign interests in the Leasehold Estate (or, to the extent applicable, the direct or indirect interests in Tenant) as and to the extent provided in this Lease, and (y) enter into Permitted Leasehold Mortgages in the same manner as the original Tenant, as and to the extent provided in this Lease, in each case under clause (x) or (y), subject to the terms of this Lease, including Article XVII and Section 22.2(i) hereof.

(vi)    Notwithstanding any other provisions of this Lease, any sale of this Lease and of the Leasehold Estate hereby created (or, to the extent applicable, the direct or indirect interests in Tenant) in any proceedings for the foreclosure of any Permitted Leasehold Mortgage, or the assignment or transfer of this Lease and of the Leasehold Estate hereby created (or, to the extent applicable, the direct or indirect interests in Tenant) in lieu of the foreclosure of any Permitted Leasehold Mortgage, shall, solely if and to the extent such sale, assignment or transfer complies with the requirements of Section 22.2(i) hereof, be deemed to be a permitted sale, transfer or assignment of this Lease; provided, that, the foreclosing Permitted Leasehold Mortgagee or purchaser at foreclosure sale or successor purchaser must satisfy the requirements set forth in Section 22.2(i)(1) through (4).

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(f)    New Lease. In the event that this Lease is rejected in any bankruptcy, insolvency or dissolution proceeding or is terminated by Landlord following a Tenant Event of Default other than due to a default that is subject to cure by a Permitted Leasehold Mortgagee under Section 17.1(d) and Section 17.1(e) above, Landlord shall provide each Permitted Leasehold Mortgagee with written notice that this Lease has been rejected or terminated (“Notice of Termination”), and, for the avoidance of doubt, upon delivery of such Notice of Termination, no Permitted Leasehold Mortgagee shall have the rights as described in Section 17.1(d) and Section 17.1(e) above, but rather such Permitted Leasehold Mortgagee instead shall have the rights described in this Section 17.1(f)). Following any such rejection or termination, Landlord agrees to enter into a new lease (“New Lease”) of the Leased Property with such Permitted Leasehold Mortgagee or its Permitted Leasehold Mortgagee Designee for the remainder of the term of this Lease, effective as of the date of termination, at the rent and additional rent, and upon the terms, covenants and conditions (including all then-remaining options to renew but excluding requirements which have already been fulfilled) of this Lease, provided:

(i)    such Permitted Leasehold Mortgagee or its Permitted Leasehold Mortgagee Designee shall comply with the applicable terms of Section 22.2;

(ii)    such Permitted Leasehold Mortgagee or its Permitted Leasehold Mortgagee Designee shall make a binding, written, irrevocable commitment to Landlord for such New Lease within thirty (30) days after the date such Permitted Leasehold Mortgagee receives Landlord’s Notice of Termination of this Lease given pursuant to this Section 17.1(f);

(iii)    such Permitted Leasehold Mortgagee or its Permitted Leasehold Mortgagee Designee shall pay or cause to be paid to Landlord at the time of the execution and delivery of such New Lease, any and all sums which would at the time of execution and delivery thereof be due pursuant to this Lease but for such rejection or termination (including, for the avoidance of doubt, any amounts that become due prior to and remain unpaid as of the date of the Notice of Termination) and, in addition thereto, all reasonable expenses, including reasonable documented attorney’s fees, which Landlord shall have incurred by reason of such rejection or such termination and the execution and delivery of the New Lease and which have not otherwise been received by Landlord from Tenant or other party in interest under Tenant; and

(iv)    such Permitted Leasehold Mortgagee or its Permitted Leasehold Mortgagee Designee shall agree to remedy any of Tenant’s defaults of which said Permitted Leasehold Mortgagee was notified by Landlord’s Notice of Termination (or in any other written notice of Landlord) and which can be cured through the payment of money or, if such defaults cannot be cured through the payment of money, are reasonably susceptible of being cured by Permitted Leasehold Mortgagee or its Permitted Leasehold Mortgagee Designee.

(g)    New Lease Priorities. If more than one Permitted Leasehold Mortgagee shall request a New Lease pursuant to subsection (f)(i) of this Section 17.1, Landlord shall enter into such New Lease with the Permitted Leasehold Mortgagee whose mortgage is senior in lien, or with its Permitted Leasehold Mortgagee Designee acting for the benefit of such Permitted

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Leasehold Mortgagee prior in lien foreclosing on Tenant’s interest in this Lease. Landlord, without liability to Tenant or any Permitted Leasehold Mortgagee with an adverse claim, may rely upon (i) with respect to any Permitted Leasehold Mortgage evidenced by a recorded security instrument, a title insurance policy (or, if elected by Landlord in its sole discretion, a title insurance commitment, certificate of title or other similar instrument) issued by a reputable title insurance company as the basis for determining the appropriate Permitted Leasehold Mortgagee who is entitled to such New Lease or (ii) with respect to any Permitted Leasehold Mortgage not evidenced by a recorded security instrument, the statement with respect to relative priority of Permitted Leasehold Mortgages contained in the applicable notice delivered pursuant to Section 17.1(b)(i), provided that any such statement that provides that any such Permitted Leasehold Mortgage described in this clause (ii) is senior or prior to any Permitted Leasehold Mortgage evidenced by a recorded security instrument shall only be effective to the extent it is consented to in writing by the Permitted Leasehold Mortgagee in respect of such Permitted Leasehold Mortgage evidenced by a recorded security instrument.

(h)    Permitted Leasehold Mortgagee Need Not Cure Specified Defaults. Nothing herein contained shall require any Permitted Leasehold Mortgagee to cure any Incurable Default in order to comply with the provisions of Sections 17.1(d) and 17.1(e), or as a condition of entering into the New Lease provided for by Section 17.1(f). For the avoidance of doubt, upon such foreclosure and/or the effectuation of such a New Lease in accordance with the provisions, terms and conditions hereof, any such defaults are automatically deemed waived through the effective date of such foreclosure or New Lease as to any such Permitted Leasehold Mortgagee or its Permitted Leasehold Mortgagee Designee, as the new tenant hereunder or under the New Lease, as applicable (it being understood that the provisions of this sentence shall not be deemed to relieve such new tenant of its obligations to comply with this Lease or such New Lease from and after the effective date of such foreclosure or New Lease).

(i)    Casualty Loss. A standard mortgagee clause naming each Permitted Leasehold Mortgagee for which notice has been properly provided to Landlord pursuant to Section 17.1(b) hereof may be added to any and all insurance policies required to be carried by Tenant hereunder on condition that (and, in all events, Tenant agrees that) the insurance proceeds are to be applied in the manner specified in this Lease and the Permitted Leasehold Mortgage shall so provide; except that the Permitted Leasehold Mortgage may provide a manner for the disposition of such proceeds, if any, otherwise payable directly to Tenant (but not such proceeds, if any, payable jointly to Landlord and Tenant or to Landlord, to the Fee Mortgagee or to a third party escrowee) pursuant to the provisions of this Lease.

(j)    Arbitration; Legal Proceedings. Landlord shall give prompt notice to each Permitted Leasehold Mortgagee (for which notice has been properly provided to Landlord pursuant to Section 17.1(b) hereof) of any arbitration (including a determination of Fair Market Ownership Value or Fair Market Base Rental Value) or legal proceedings between Landlord and Tenant involving obligations under this Lease.

(k)    Notices. Notices from Landlord to the Permitted Leasehold Mortgagee for which notice has been properly provided to Landlord pursuant to Section 17.1(b) hereof shall be provided in the method provided in Article XXXV hereof to the address furnished Landlord pursuant to subsection (b) of this Section 17.1, and those from the Permitted Leasehold Mortgagee

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to Landlord shall be mailed to the address designated pursuant to the provisions of Article XXXV hereof. Such notices, demands and requests shall be given in the manner described in this Section 17.1 and in Article XXXV and shall in all respects be governed by the provisions of those sections.

(l)    Limitation of Liability. Notwithstanding any other provision hereof to the contrary, (i) Landlord agrees that any Permitted Leasehold Mortgagee’s liability to Landlord in its capacity as Permitted Leasehold Mortgagee hereunder howsoever arising shall be limited to and enforceable only against such Permitted Leasehold Mortgagee’s interest in the Leasehold Estate and the other collateral granted to such Permitted Leasehold Mortgagee to secure the obligations under the loan secured by the applicable Permitted Leasehold Mortgage, and (ii) each Permitted Leasehold Mortgagee agrees that Landlord’s liability to such Permitted Leasehold Mortgagee hereunder howsoever arising shall be limited to and enforceable only against Landlord’s interest in the Leased Property, and no recourse against Landlord shall be had against any other assets of Landlord whatsoever.

(m)    Sale Procedure. If this Lease has been terminated, the Permitted Leasehold Mortgagee for which notice has been properly provided to Landlord pursuant to Section 17.1(b) hereof with the most senior lien on the Leasehold Estate shall have the right to make the determinations and agreements on behalf of Tenant under Article XXXVI, in each case, in accordance with and subject to the terms and provisions of Article XXXVI.

(n)    Third Party Beneficiary. Each Permitted Leasehold Mortgagee (for so long as such Permitted Leasehold Mortgagee holds a Permitted Leasehold Mortgage) is an intended third party beneficiary of this Article XVII entitled to enforce the same as if a party to this Lease.

(o)    The fee title to the Leased Property and the Leasehold Estate of Tenant therein created by this Lease shall not merge but shall remain separate and distinct, notwithstanding the acquisition of said fee title and said Leasehold Estate by Landlord or by Tenant or by a third party, by purchase or otherwise.

17.2    Landlord Cooperation with Permitted Leasehold Mortgage. If, in connection with granting any Permitted Leasehold Mortgage or entering into an agreement relating thereto, Tenant shall request in writing (i) reasonable cooperation from Landlord or (ii) reasonable amendments or modifications to this Lease, in each case required to comply with any reasonable request made by Permitted Leasehold Mortgagee, Landlord shall reasonably cooperate with such request, so long as (a) no Tenant Event of Default is continuing, (b) all reasonable documented out-of-pocket costs and expenses incurred by Landlord, including, but not limited to, its reasonable documented attorneys’ fees, shall be paid by Tenant, and (c) any requested action, including any amendments or modification of this Lease, shall not (i) increase Landlord’s monetary obligations under this Lease by more than a de minimis extent, or increase Landlord’s non-monetary obligations under this Lease in any material respect or decrease Tenant’s obligations in any material respect, (ii) diminish Landlord’s rights under this Lease in any material respect, (iii) adversely impact the value of the Leased Property by more than a de minimis extent or otherwise have a more than de minimis adverse effect on the Leased Property, Tenant or Landlord, (iv) adversely impact Landlord’s (or any Affiliate of Landlord’s) tax treatment or position, (v) result in this Lease not constituting a “true lease”, or (vi) result in a default under the Fee Mortgage Documents.

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ARTICLE XVIII

TRANSFERS BY LANDLORD

18.1    Transfers Generally. Landlord may sell, assign, transfer or convey, without Tenant’s consent, the entire Leased Property with respect to all of the Facilities hereunder or the entire Leased Property with respect to any individual Facility, in each case, in whole (subject to exclusions for assets that may not be transferred and that, in the aggregate, are de minimis) but not in part (unless in part due to a transaction in which multiple Affiliates of a single Person (collectively, “Affiliated Persons”) will own the applicable Leased Property as tenants in common, but only if all such Affiliated Persons execute a joinder to either this Lease or the applicable Severance Lease, as applicable, as “Landlord”, on a joint and several basis, the form and substance of which joinder shall be reasonably satisfactory to Tenant and Landlord) to a single transferee (or multiple Affiliated Persons, as applicable) (such transferee, such tenants in common or any other permitted transferee of this Lease, in each case, an “Acquirer”) and, in connection with such transaction, (a) if the subject transaction involves a sale, assignment, transfer or conveyance of the entire Leased Property, this Lease shall be assigned to the applicable Acquirer such that the Acquirer shall become successor Landlord as if an original party to this Lease, and (b) if the subject transaction involves a sale, assignment, transfer or conveyance of the Leased Property with respect to an individual Facility (or several Facilities but not all Facilities) (except as provided in the third (3rd) sentence of this Section 18.1), (A) this Lease shall remain in full force and effect with respect to the Facilities not transferred to the Acquirer, and (B) a Severance Lease (and a Severance Guaranty), with the applicable Acquirer, shall be entered into with respect to the transferred Facility(ies) as described in Section 18.2 below. If Landlord (including any permitted successor Landlord) shall convey the entire Leased Property or the Leased Property with respect to an individual Facility (or Facilities, as applicable) (subject, in each case, to exclusions for assets that may not be transferred and that, in the aggregate, are de minimis) in accordance with the terms of this Lease, other than as security for a debt, and the applicable Acquirer expressly assumes all obligations of Landlord arising after the date of the conveyance, Landlord shall thereupon be released from all future liabilities and obligations of Landlord under this Lease with respect to the transferred portion of the Leased Property arising or accruing from and after the date of such conveyance or other transfer and all such future liabilities and obligations relating to such transferred Leased Property shall thereupon be binding upon such applicable Acquirer. Without limitation of the preceding provisions of this Section 18.1, any or all of the following shall be freely permitted to occur (and, for the avoidance of doubt, except in the case of subclause (b) of the following clause (i), neither a Severance Lease nor a Severance Guaranty shall be required to be entered into with respect thereto): (i) any transfer of (a) the entire Leased Property or (b) the entire Leased Property with respect to an individual Facility to a Fee Mortgagee (in each case, subject to exclusions for assets that may not be transferred and that, in the aggregate, are de minimis) in accordance with the terms of this Lease (including any transfer of the direct or indirect equity interests in Landlord), which transfer may include, without limitation, a transfer by foreclosure brought by the Fee Mortgagee or a transfer by a deed in lieu of foreclosure, assignment in lieu of foreclosure or other transaction in lieu of foreclosure; (ii) a merger transaction or other similar disposition affecting Landlord REIT or a sale by Landlord REIT directly or indirectly involving the Leased Property (so long as (x) upon consummation of such transaction, all of the Leased Property (subject to exclusions for assets that may not be transferred and that, in the aggregate, are de minimis) is owned by a single Person (or multiple Affiliated Persons as tenants

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in common) and (y) such surviving Person(s) execute(s) an assumption of this Lease and all Lease Related Agreements to which Landlord is a party, assuming all obligations of Landlord hereunder and thereunder (if any) (in the case of multiple Affiliated Persons, on a joint and several basis), the form and substance of which assumption shall be reasonably satisfactory to Tenant and Landlord); (iii) a sale/leaseback transaction by Landlord with respect to all of the Leased Property pertaining to any Facility or Facilities (subject to exclusions for assets that may not be transferred and that, in the aggregate, are de minimis) (provided (x) the overlandlord under the resulting overlease agrees that, in the event of a termination of such overlease, this Lease shall continue in effect as a direct lease between such overlandlord and Tenant and (y) the overlease shall not impose any new, additional or more onerous obligations on Tenant without Tenant’s prior written consent in Tenant’s sole discretion (and without limiting the generality of the foregoing, the overlease shall not impose any additional monetary obligations (whether for payment of rents under such overlease or otherwise) on Tenant), subject to and in accordance with all of the provisions, terms and conditions of this Lease; (iv) any sale of any indirect interest in the Leased Property in respect of any Facility or Facilities that does not change the identity of Landlord hereunder, including without limitation a participating interest in Landlord’s interest (or the interest of any of the fee owning entities comprising Landlord) under this Lease or a sale of Landlord’s (or any such fee owning entity’s or entities’) reversionary interest in the Leased Property (or the applicable Leased Property pertaining to any individual Facility) so long as Landlord remains the only party with authority to bind Landlord under this Lease, or (v) a sale or transfer to an Affiliate of Landlord or a joint venture entity in which any Affiliate of Landlord is the managing member or partner, so long as (x) upon consummation of such transaction, all of the Leased Property or all of the Leased Property pertaining to an individual Facility (subject, in each case, to exclusions for assets that may not be transferred and that, in the aggregate, are de minimis) is owned by a single Person or multiple Affiliated Persons as tenants in common and (y) such Person(s) execute(s) an assumption of this Lease and all Lease Related Agreements to which Landlord is a party, assuming all obligations of Landlord hereunder and thereunder (if any) (in the case of multiple Affiliated Persons, on a joint and several basis), the form and substance of which assumption shall be reasonably satisfactory to Tenant and Landlord. Notwithstanding anything to the contrary herein, Landlord shall not sell, assign, transfer or convey any Leased Property, or assign this Lease, to (I) a Tenant Prohibited Person or (II) any Person that is associated with a Person who has been found “unsuitable”, denied a Gaming License or otherwise precluded from participation in the Gaming Industry by any Gaming Authority where such association would reasonably be expected to adversely affect, any of Tenant’s or its Affiliates’ Gaming Licenses or Tenant’s or its Affiliates’ then-current standing with any Gaming Authority. Any transfer by Landlord under this Article XVIII shall be subject to all applicable Legal Requirements, including any Gaming Regulations, and no such transfer shall be effective until any applicable approvals with respect to Gaming Regulations, if applicable, are obtained. Tenant shall attorn to and recognize any successor Landlord in connection with any transfer(s) permitted under this Article XVIII as Tenant’s “landlord” with respect to the applicable Facility(ies).

18.2    Severance Leases. In the event Landlord (or the applicable fee owning Landlord entity with respect to any individual Facility) desires to sell or otherwise transfer the Leased Property with respect to a Facility (in whole, but not in part, and subject to exclusions for assets not capable of being transferred which in the aggregate are de minimis) to a third party or to an Affiliate(s) of Landlord (or in connection with a sale, assignment, transfer or conveyance of the Leased Property with respect to an individual Facility as described in Section 18.1(i)(b) above),

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the applicable operating Tenant entity(ies) with respect to such Facility and the new owner of such Facility shall (subject to Section 18.1) enter into a Severance Lease with respect to such Facility, in accordance with the following provisions:

(a)    Landlord shall give Tenant not less than fifteen (15) days’ advance written notice of a Severance Lease, and the applicable operating Tenant entity(ies) with respect to the applicable Leased Property (as set forth on Exhibit A) shall thereafter, within said fifteen (15)-day period (or such longer period of time as Landlord may require; it being understood that Landlord may delay or cancel the entry into the Severance Lease in the event that the underlying sale or transfer of a Facility is delayed or cancelled for any reason), execute, acknowledge and deliver a Severance Lease to the new owner of the applicable Facility for the remaining Term and on substantially the same terms and conditions as this Lease (except for appropriate adjustments (including to Exhibits and Schedules), including such adjustments as are described in this Article XVIII), and in any case no less favorable to Tenant than the terms and conditions of this Lease.

(b)    Rent payable under the Severance Lease at the time of the commencement of such Severance Lease shall be equal to the amount of the Rent Reduction Amount for the applicable Leased Property to be subject to such Severance Lease. Correspondingly, Rent payable hereunder shall be reduced by such Rent Reduction Amount.

(c)    Upon the execution and delivery by such fee owning Landlord entity and such operating Tenant entity of a Severance Lease in accordance with this Section 18.2, (i) if, after giving effect to clause (iii) below, such operating Tenant entity is no longer an operating Tenant entity with respect to (and is no longer the “Operating Entity” identified in Exhibit A attached hereto with respect to any Facility leased hereunder) any Leased Property hereunder, then such operating Tenant entity shall be released from any and all liability and obligations with respect to this Lease accruing from and after such execution of such Severance Lease, (ii) if, after giving effect to clause (iii) below, such fee owning Landlord entity no longer leases (as landlord) any Leased Property hereunder, then such fee owning Landlord entity shall be released from any and all liability and obligations with respect to this Lease accruing from and after execution of such Severance Lease, and (iii) this Lease shall be terminated with respect to the applicable Leased Property, such Leased Property shall cease to constitute Leased Property hereunder, and neither Landlord nor Tenant shall have any further obligations from and after the effective date of the applicable Severance Lease in respect of the applicable Facility and applicable Leased Property.

(d)    Any Severance Lease shall contain minimum capital expenditure requirements regarding the applicable Facility leased pursuant to such Severance Lease that, in the aggregate (taken together with the Minimum Cap Ex Requirements under this Lease and the applicable Minimum Cap Ex Requirements under (and as defined in) the Other Leases, after taking into consideration applicable reductions of the Minimum Cap Ex Requirements under this Lease in the amount of the Minimum Cap Ex Reduction Amount), are no greater than the Minimum Cap Ex Requirements under this Lease and the applicable Minimum Cap Ex Requirements under (and as defined in) the Other Leases immediately prior to execution of the applicable Severance Lease.

(e)    Tenant shall take such actions and execute and deliver such documents, including, without limitation, amended Memorandum(s) of Lease and, if requested by Landlord, an amendment to this Lease, as are reasonably necessary and appropriate to effectuate fully the provisions and intent of this Article XVIII, and as Landlord may reasonably request to evidence such removal of a Facility (or Facilities).

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(f)    Upon the execution of a Severance Lease, (i) the applicable parties shall execute and deliver the corresponding Severance Guaranty, (ii) upon Landlord’s receipt of the Severance Guaranty (which shall have become effective pursuant to its terms), the Guaranty shall automatically, and without further action by any party, cease to apply with respect to any Obligations (as defined in the Guaranty) with respect to such Facility (and the Leased Property relating thereto) to the extent arising from and after the effective date of such Severance Guaranty (it being understood that any such Obligations arising prior to the effective date of such Severance Guaranty shall not be terminated, limited or affected by or upon entry into any such Severance Lease and Severance Guaranty) and (iii) Landlord shall execute such documentation reasonably requested by Tenant to confirm such cessation.

(g)    All reasonable, documented out-of-pocket costs and expenses relating to a Severance Lease (including reasonable attorneys’ fees and other reasonable, documented out-of-pocket costs incurred by Tenant or Guarantor for outside counsel, if any) shall be borne by Landlord and not Tenant.

(h)    Landlord and Tenant shall cooperate with all applicable gaming authorities in all reasonable respects to facilitate all necessary regulatory reviews, approvals and/or authorizations with respect to the Severance Lease, in accordance with applicable Gaming Regulations. The execution and implementation of any Severance Lease shall be subject to obtaining all applicable approvals from the applicable Gaming Authorities.

18.3    Permitted Property Sales. Notwithstanding anything contained to the contrary herein, upon Landlord providing to Tenant not less than ten (10) days’ advance written notice, Landlord may sell or otherwise convey to a third party, without Tenant’s consent in each instance, any or all of the property identified on Schedule 7 attached hereto. Upon such sale or conveyance, the applicable property shall no longer be considered Leased Property hereunder, but no reduction in Rent or the Minimum Cap Ex Requirements shall be applicable and no Severance Lease or corresponding Severance Guaranty shall be applicable.

18.4    Transfers to Tenant Competitors. In the event that, and so long as, Landlord with respect to any Leased Property is a Tenant Competitor, then, notwithstanding anything herein to the contrary, the following shall apply:

(a)    Without limitation of Section 23.1(c) of this Lease, Tenant shall not be required (1) to deliver the information required to be delivered to such Landlord pursuant to Section 23.1(b) hereof to the extent the same would give such Landlord a “competitive” advantage with respect to markets in which such Landlord and Tenant or ERI might be competing at any time (it being understood that such Landlord shall retain audit rights with respect to such information to the extent required to confirm Tenant’s compliance with the terms of this Lease (and such Landlord shall be permitted to comply with Securities Exchange Commission, Internal Revenue Service and other legal and regulatory requirements with regard to such information) and provided that appropriate measures are in place to ensure that only such Landlord’s auditors (which for this purpose shall be a “big four” firm designated by such Landlord) and attorneys (as reasonably

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approved by Tenant) (and not Landlord or any Affiliates of such Landlord or any direct or indirect parent company of such Landlord or any Affiliate of such Landlord) are provided access to such information) or (2) to provide information that is subject to the quality assurance immunity or is subject to attorney-client privilege or the attorney work product doctrine.

(b)    Certain of Landlord’s consent or approval rights set forth in this Lease shall be eliminated or modified, as follows:

(i)    Clause (vi) of the definition of Primary Intended Use shall be deleted, and clause (v) of the definition of Primary Intended Use shall be modified to read as follows: “(v) such other ancillary uses (including convention center and related uses), but in all events consistent with the current use of the Leased Property or any portion thereof as of the Commencement Date with respect to the Original Leased Property (or as of the Fourth Amendment Date with respect to the Chester Property or as of the Fifth Amendment Date with respect to the respective Fifth Amendment Additional Property) or with then-prevailing or innovative or state-of-the-art hotel, resort and gaming industry use, and/or”.

(ii)    Without limitation of the other provisions of Section 10.1, the approval of Landlord shall not be required under (1) Section 10.1 for Alterations and Capital Improvements in excess of Seventy-Five Million and No/100 Dollars ($75,000,000.00), and (2) Section 10.2(b) for approval of the Architect thereunder.

(c)    With respect to all consent, approval and decision-making rights granted to such Landlord under the Lease relating to competitively sensitive matters pertaining to the use and operation of the Leased Property and Tenant’s business conducted thereat (other than any right of Landlord to grant waivers and amend or modify any of the terms of this Lease), such Landlord shall establish an independent committee to evaluate, negotiate and approve such matters, independent from and without interference from such Landlord’s management or Board of Directors. Any dispute over whether a particular decision should be determined by such independent committee shall be submitted for resolution by an Expert pursuant to Section 34.2 hereof.

Tenant acknowledges and agrees that (x) as of the Commencement Date, Joliet Partner is a minority interest holder in the landlord under the Joliet Lease and does not Control such landlord; and (y) for so long as the circumstances in clause (x) continue and the Joliet Partner continues to own no more than twenty percent (20%) of the interest in such landlord, neither Landlord nor any of its Affiliates shall be deemed to be a Tenant Competitor solely as a result of the circumstances in clause (x).

ARTICLE XIX

HOLDING OVER

If Tenant shall for any reason remain in possession of all or any portion of the Leased Property after the Expiration Date without the consent, or other than at the request, of Landlord, such possession shall be as a month-to-month tenant during which time Tenant shall pay as Rent

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each month an amount equal to (a) the sum of (x) two hundred percent (200%) of the monthly installment of Rent allocable to the individual Leased Property in which Tenant remains in possession as of the Expiration Date, plus (y) one hundred twenty-five percent (125%) of the monthly installment of Rent allocable to the balance of the Leased Property (in which Tenant does not remain in possession) applicable as of the Expiration Date, and (b) all Additional Charges and all other sums payable by Tenant pursuant to this Lease. During such period of month-to-month tenancy, Tenant shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to month-to-month tenancies, to continue its occupancy and use of such portion of the Leased Property associated therewith. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the Expiration Date. This Article XIX is subject to Tenant’s rights and obligations under Article XXXVI below, and it is understood and agreed that any possession of the Leased Property after the Expiration Date pursuant to such Article XXXVI shall not constitute a hold over subject to this Article XIX.

ARTICLE XX

RISK OF LOSS

The risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property or any part thereof as a consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than by Landlord and Persons claiming from, through or under Landlord) during the Term is assumed by Tenant, and except as otherwise expressly provided herein no such event shall entitle Tenant to any abatement of Rent.

ARTICLE XXI

INDEMNIFICATION

21.1    General Indemnification.

(i)    In addition to the other indemnities contained herein, and notwithstanding the existence of any insurance carried by or for the benefit of Landlord or Tenant, and without regard to the policy limits of any such insurance, Tenant shall protect, indemnify, save harmless and defend Landlord and its principals, partners, officers, members, directors, shareholders, employees, managers, agents and servants (collectively, the “Landlord Indemnified Parties”; each individually, a “Landlord Indemnified Party”), from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, including reasonable documented attorneys’, consultants’ and experts’ fees and expenses, imposed upon or incurred by or asserted against the Landlord Indemnified Parties (excluding any indirect, special, punitive or consequential damages as provided in Section 41.3) by reason of any of the following (in each case, other than to the extent resulting from Landlord’s gross negligence or willful misconduct or default hereunder or the violation by Landlord of any Legal Requirement imposed against Landlord (including any Gaming Regulations, but excluding any Legal Requirement which Tenant is required to satisfy pursuant to the terms hereof or otherwise)): (i) any accident,

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injury to or death of Persons or loss of or damage to property occurring on or about any Facility (or any part thereof) or adjoining sidewalks under the control of Tenant or any Subtenant; (ii) any use, misuse, non-use, condition, maintenance or repair by Tenant of any Facility (or any part thereof); (iii) any failure on the part of Tenant to perform or comply with any of the terms of this Lease; (iv) any claim for malpractice, negligence or misconduct committed by Tenant or any Person on or from any Facility (or any part thereof); (v) the violation by Tenant of any Legal Requirement (including any Gaming Regulations) or Insurance Requirements; (vi) the non-performance of any contractual obligation, express or implied, assumed or undertaken by Tenant with respect to any Facility (or any part thereof) or any business or other activity carried on in relation to any Facility (or any part thereof) by Tenant; (vii) any lien or claim that may be asserted against any Facility (or any part thereof) arising from any failure by Tenant to perform its obligations hereunder or under any instrument or agreement affecting any Facility (or any part thereof); (viii) any third party claim asserted against Landlord as a result of Landlord having been a party to the MLSA (as defined in the Amended Original Lease), so long as such claim does not result from Landlord’s actions; (ix) any third party claim for damages, including, but not limited to, a claim for refund of the grant funds pertaining thereto, as a result of any act or omission of Tenant under, arising in connection with or otherwise with respect to the AC Grants Related Documents; and (x) any matter arising out of Tenant’s (or any Subtenant’s) management, operation, use or possession of any Facility (or any part thereof) or any business or other activity carried on, at, from or in relation to any Facility (or any part thereof) (including any litigation, suit, proceeding or claim asserted against Landlord). Any amounts which become payable by Tenant under this Article XXI shall be paid within ten (10) days after liability therefor is determined by a final non appealable judgment or settlement or other agreement of the Parties, and if not timely paid shall bear interest at the Overdue Rate from the date of such determination to the date of payment. Tenant, with its counsel and at its sole cost and expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against the Landlord Indemnified Parties. For purposes of this Article XXI, any acts or omissions of Tenant or any Subtenant or any Subsidiary, as applicable, or by employees, agents, assignees, contractors, subcontractors or others acting for or on behalf of Tenant or any Subtenant or any Subsidiary, as applicable (whether or not they are negligent, intentional, willful or unlawful), shall be strictly attributable to Tenant.

(ii)    Notwithstanding the existence of any insurance carried by or for the benefit of Landlord or Tenant, and without regard to the policy limits of any such insurance, Landlord shall protect, indemnify, save harmless and defend Tenant and its principals, partners, officers, members, directors, shareholders, employees, managers, agents and servants (collectively, the “Tenant Indemnified Parties”; each individually, a “Tenant Indemnified Party”) from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, including reasonable documented attorneys’, consultants’ and experts’ fees and expenses, imposed upon or incurred by or asserted against the Tenant Indemnified Parties (excluding any indirect, special, punitive or consequential damages as provided in Section 41.3) by reason of (A) Landlord’s gross negligence or willful misconduct hereunder, other than to the extent resulting from Tenant’s gross negligence or willful misconduct or default hereunder, and (B) the violation by Landlord of any Legal Requirement imposed against Landlord (including any Gaming

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Regulations, but excluding any Legal Requirement which Tenant is required to satisfy pursuant to the terms hereof or otherwise). Any amounts which become payable by Landlord under this Section 21.1(ii) shall be paid within ten (10) days after liability therefor is determined by a final non appealable judgment or settlement or other agreement of the Parties, and if not timely paid shall bear interest at the Overdue Rate from the date of such determination to the date of payment. Landlord, with its counsel and at its sole cost and expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against the Tenant Indemnified Parties. For purposes of this Article XXI, any acts or omissions of Landlord, or by employees, agents, contractors, subcontractors or others acting for or on behalf of Landlord (whether or not they are negligent, intentional, willful or unlawful), shall be strictly attributable to Landlord.

(iii)    Subject to the last sentence of Section 41.1, Landlord shall protect, indemnify, save harmless and defend Chester Downs and Marina, LLC and its principals, partners, officers, members, Affiliates, directors, shareholders, employees, managers, agents and servants (collectively, the “Specified Tenant Indemnified Parties”; each individually, a “Specified Tenant Indemnified Party”) from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, including reasonable documented attorneys’, consultants’ and experts’ fees and expenses (collectively, “Liabilities”), imposed upon or incurred by or asserted against the Specified Tenant Indemnified Parties (excluding any indirect, special, punitive or consequential damages as provided in Section 41.3, and excluding any liabilities excluded by operation of the penultimate sentence of this Section 21.1(iii)) and arising by reason of non-payment or non-performance (to the extent such obligations are capable of being performed by an owner, tenant, operator or manager of the Chester Property) by any of Landlord or any tenant, subtenant, operator or manager of the Chester Property, of obligations under the documents, agreements and instruments set forth and listed on Schedule 10 hereto (as the same may be amended, modified or supplemented from time to time, to the extent that such amendments, modifications or supplements have been, if effectuated prior to the Chester Property Payment Indemnification Start Date, entered into or consented to by Landlord or any successor, as applicable) required to be paid or performed during the period from and after the Chester Property Payment Indemnification Start Date. Any amounts which become payable by Landlord under this Section 21.1(iii) shall be paid within ten (10) days after liability therefor is determined by a final non appealable judgment or settlement or other agreement of the Parties, and if not timely paid shall bear interest at the Overdue Rate from the date of such determination to the date of payment. Landlord, with its counsel and at its sole cost and expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against the Tenant Indemnified Parties. Notwithstanding anything to the contrary contained herein, Landlord shall have no Liabilities under this Section 21.1(iii) for any payment or performance of any obligations under the documents, agreements and instruments set forth and listed on Schedule 10 hereto to the extent arising from any business or other activities of any of the Specified Tenant Indemnified Parties during the period from and after the Chester Property Payment Indemnification Start Date. Landlord’s indemnity hereunder shall survive the expiration or termination of this Lease.

21.2    Encroachments, Restrictions, Mineral Leases, etc. For purposes of this Section 21.2, the term “Commencement Date” as used in this Section 21.2 shall be deemed to mean in

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relation to the Original Leased Property, the Commencement Date hereunder, in relation to the Chester Property, the Fourth Amendment Date and, in relation to the Fifth Amendment Additional Property, the Fifth Amendment Date. If any of the Leased Improvements shall encroach upon any property, street or right-of-way, or shall violate any restrictive covenant or other similar agreement affecting the Leased Property, or any part thereof, or shall impair the rights of others under any easement or right-of-way to which the Leased Property is subject, or the use of the Leased Property or any portion thereof is impaired, limited or interfered with by reason of the exercise of the right of surface entry or any other provision of a lease or reservation of any oil, gas, water or other minerals, then, promptly upon the request of Landlord or any Person affected by any such encroachment, violation or impairment (collectively, a “Title Violation”), Tenant, subject to its right to contest the existence of any such encroachment, violation or impairment to the extent provided in this Lease, and without limitation of any of Tenant’s obligations otherwise set forth in this Lease (to the extent applicable), shall (i) in the case of any third party claims (excluding, for the avoidance of doubt, those made by Affiliates of Landlord) based on or resulting from such Title Violation, protect, indemnify, save harmless and defend the Landlord Indemnified Parties from and against, with respect to matters first arising from and after the Commencement Date, one hundred percent (100%) of, and with respect to matters existing as of the Commencement Date, fifty percent (50%) of, any and all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable documented attorneys’, consultants’ and experts’ fees and expenses) based on or arising by reason of any such third party claim based on or resulting from such Title Violation; provided, however, that Tenant shall be required to so protect, indemnify, save harmless and defend the Landlord Indemnified Parties only to the extent that the proceeds from Landlord’s title insurance policies are not sufficient to cover such losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (it being understood that if Tenant pays any such amounts that are contemplated hereunder to be covered by Landlord’s title insurance policies, then Tenant shall be subrogated to all or fifty percent (50%) of (as applicable) the rights of Landlord against its title insurance carriers and shall be entitled to, with respect to matters first arising from and after the Commencement Date, one hundred percent (100%) of, and with respect to matters existing as of the Commencement Date, fifty percent (50%) of, the proceeds (net of Landlord’s out-of-pocket costs incurred in obtaining such proceeds) from such title insurance policy related to such Title Violation; except, however, Tenant shall not be entitled to receive proceeds from any such title insurance policies in excess of amounts actually paid by Tenant in connection therewith) and (ii) to the extent that no third party makes a claim with respect to such Title Violation, Landlord shall not require Tenant to cure any of the foregoing matters unless it would have a material adverse effect on the Leased Property following expiration or termination of this Lease, and in the event Tenant so cures any such matters, (A) Tenant shall bear with respect to matters first arising from and after the Commencement Date, one hundred percent (100%) of, and with respect to matters existing as of the Commencement Date, fifty percent (50%) of, the cost of such cure (after giving effect to such title insurance proceeds), and (B) Tenant shall be subrogated to all or fifty percent (50%) of (as applicable) the rights of Landlord against its title insurance carriers and shall be entitled to, with respect to matters first arising from and after the Commencement Date, one hundred percent (100%) of, and with respect to matters existing as of the Commencement Date, fifty percent (50%) of, the proceeds (net of Landlord’s out-of-pocket costs incurred in obtaining such proceeds) from such title insurance policy related to such Title Violation; except, however, Tenant shall not be entitled to receive proceeds from any such title insurance policies in excess of amounts actually paid by Tenant in connection therewith.

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In the event of an adverse final determination with respect to any such encroachment, violation or impairment, (a) either of Tenant or Landlord shall obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, or (b) Tenant shall make such changes in the Leased Improvements, and take such other actions, in each case reasonably acceptable to Landlord, as Tenant in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment or to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the applicable portion of the Leased Property for the Primary Intended Use substantially in the manner and to the extent the applicable portion of the Leased Property was operated prior to the assertion of such encroachment, violation or impairment; provided that, (i) unless required under an adverse final determination of a claim brought by a third party other than Landlord or any Affiliate of Landlord, Tenant shall not be required to obtain any such waivers or settlements, make any such changes or take any such other actions unless such encroachment, violation or impairment otherwise would have a material adverse effect on the Leased Property following expiration or termination of this Lease, and (ii) Tenant shall bear with respect to matters first arising from and after the Commencement Date, one hundred percent (100%) of, and with respect to matters existing as of the Commencement Date, fifty percent (50%) of, the cost of obtaining such waivers or settlements, making any such changes or taking any such other actions. Tenant’s obligations under this Section 21.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and, to the extent of any recovery under any title insurance policy, Tenant shall be entitled to, with respect to matters first arising from and after the Commencement Date, one hundred percent (100%) of, and with respect to matters existing as of the Commencement Date, fifty percent (50%) of any sums recovered by Landlord under any such policy of title or other insurance (net of Landlord’s out-of-pocket costs incurred in seeking such recovery) up to the maximum amount paid by Tenant in accordance with this Section 21.2 and Landlord, upon request by Tenant, shall pay over to Tenant the applicable portion of such sum paid to Landlord in recovery on such claim. Landlord agrees to use reasonable efforts to seek recovery under any policy of title or other insurance under which Landlord is an insured party for all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable documented attorneys’, consultants’ and experts’ fees and expenses) based on or arising by reason of any such encroachment, violation or impairment as set forth in this Section 21.2; provided, however, that in no event shall Landlord be obligated to institute any litigation, arbitration or other legal proceedings in connection therewith unless Landlord is reasonably satisfied that Tenant has the financial resources needed to fund all or fifty percent (50%) (as applicable) of the expenses of such litigation and Tenant and Landlord have agreed upon the terms and conditions on which such funding will be made available by Tenant, including, but not limited to, the mutual approval of a litigation budget.

ARTICLE XXII

TRANSFERS BY TENANT

22.1    Subletting and Assignment. Other than as expressly provided herein (including in respect of Permitted Leasehold Mortgages under Article XVII, and the permitted Subleases and assignments described in this Article XXII), Tenant shall not, without Landlord’s prior written consent (which, except as specifically set forth herein, may be withheld in Landlord’s sole and

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absolute discretion), (x) voluntarily, by operation of law or otherwise assign (which term includes any transfer, sale, encumbering, pledge or other transfer or hypothecation), in whole or in part, this Lease or Tenant’s Leasehold Estate, (y) let or sublet (or sub-sublet, as applicable) all or any part of any Facility, or (z) engage the services of any Person (other than a wholly owned Subsidiary of ERI) for the management of any Facility, nor shall Tenant cause, suffer or permit any of the foregoing to occur. Tenant acknowledges that Landlord is relying upon the expertise of Tenant in the operation of the Facilities hereunder and that Landlord entered into this Lease with the expectation that Tenant would remain in and operate the Facilities during the entire Term. Any Change of Control (including any Change of Control of Guarantor) (or, subject to Section 22.2 below, any transfer of direct or indirect interests in Tenant that results in a Change of Control, including any Change of Control of Guarantor) shall constitute an assignment of Tenant’s interest in this Lease within the meaning of this Article XXII and the provisions requiring consent contained herein shall apply thereto. Notwithstanding anything set forth herein, except as expressly provided in Section 22.2(i) or Section 14 of the Guaranty, no assignment or direct or indirect transfer (nor any Change of Control) of any nature (whether or not permitted hereunder) shall result in the termination, release, reduction or limitation of any of Guarantor’s obligations or liabilities under the Guaranty, it being understood that, except as expressly provided in Section 14 of the Guaranty, all of Guarantor’s obligations and liabilities in respect of the Guaranty shall continue unabated and in full force and effect in accordance with the terms of the Guaranty, notwithstanding any such transfer, and shall not terminate or be released or reduced in any respect.

22.2    Permitted Assignments and Transfers. Subject to compliance with the provisions of Section 22.4, as applicable, and Article XL, Tenant, without the consent of Landlord, may:

(i)    (a) subject to and in accordance with Section 17.1, assign this Lease (and/or permit the assignment of direct or indirect interests in Tenant), in whole, but not in part, to a Permitted Leasehold Mortgagee for collateral purposes pursuant to a Permitted Leasehold Mortgage, (b) assign this Lease (and/or permit the assignment of direct or indirect interests in Tenant) to such Permitted Leasehold Mortgagee, its Permitted Leasehold Mortgagee Designee or any other purchaser following any foreclosure or transaction in lieu of foreclosure of the Permitted Leasehold Mortgage, and (c) assign this Lease (and/or direct or indirect interests in Tenant) to any subsequent purchaser thereafter (provided such subsequent purchaser is not ERI, any Affiliate of ERI or any other Prohibited Leasehold Agent), in each case, solely in connection with or following a foreclosure of, or transaction in lieu of foreclosure of, a Permitted Leasehold Mortgage; provided, however, that immediately upon giving effect to any Lease Foreclosure Transaction, (1) subject to the last sentence of this Section 22.2, the following conditions (x), (y) and (z) shall be satisfied (the “Tenant Transferee Requirement”): (x) a Qualified Transferee will be the replacement Tenant hereunder or will Control, and own not less than fifty-one percent (51%) of all of the direct and indirect economic and beneficial interests in, Tenant or such replacement Tenant, (y) a replacement lease guarantor that is a Qualified Replacement Guarantor will have provided a Replacement Guaranty of the Lease, and (z) the Leased Property shall be managed pursuant to a Replacement Management Agreement by a Qualified Replacement Manager or a manager that is expressly approved in writing by Landlord; (2) the transferee and any of its applicable Affiliates shall have obtained all necessary Gaming Licenses as required under applicable Legal Requirements (including

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Gaming Regulations) and all other licenses, approvals, and permits required for such transferee to be Tenant under this Lease; (3) a single Person or multiple Affiliated Persons as tenants in common (each of which satisfy the Tenant Transferee Requirement) (provided such Affiliated Persons have executed a joinder to this Lease as the “Tenant” on a joint and several basis, the form and substance of which joinder shall be reasonably satisfactory to Landlord) shall own, directly, all of Tenant’s Leasehold Estate and be Tenant under this Lease; and (4) the Foreclosure Successor Tenant shall (i) provide written notice to Landlord (x) at least thirty (30) days prior to the closing of the applicable Lease Foreclosure Transaction, specifying in reasonable detail the nature of such Lease Foreclosure Transaction and such additional information as Landlord may reasonably request in order to determine that the requirements of this Section 22.2(i) are satisfied, which notice shall be accompanied by proposed forms of the Lease Assumption Agreement and the amendment to this Lease contemplated by the third (3rd) paragraph prior to the end of this Section 22.2, and the forms of proposed Replacement Guaranty and Replacement Management Agreement, (y) at the time of execution of any definitive agreement with respect to such Lease Foreclosure Transaction, and (z) at the time of consummation of such Lease Foreclosure Transaction, (ii) assume (or, in the case of a foreclosure on or transfer of direct or indirect interests in Tenant, cause Tenant to reaffirm) in writing (in a form reasonably acceptable to Landlord) the obligations of Tenant under this Lease (a “Lease Assumption Agreement”), (iii) provide Landlord with a copy of any such Lease Assumption Agreement and all other documents required under this Section 22.2(i), as executed at such closing promptly following such closing, and (iv) provide Landlord with a customary opinion of counsel reasonably satisfactory to Landlord with respect to the execution, authorization, and enforceability and other customary matters;

(ii)    Subject to providing Landlord (i) written notice at least thirty (30) days prior to the closing of the applicable assignment, specifying in reasonable detail the nature of such transaction and such additional information as Landlord may reasonably request in order to determine that the requirements of this Section 22.2(ii) are satisfied in connection with such assignment, which notice shall be accompanied by the proposed form of the assumption agreement whereby such assignee assumes the obligations of Tenant under this Lease (the form and substance of which is to be reasonably approved by Landlord prior to the effectuation thereof), (ii) written notice at the time of execution of any definitive agreement with respect to such assignment, and (iii) with a copy of such assumption agreement and all other documents effecting such assignment, as executed at such closing within two (2) days following the closing of such assignment, assign this Lease in its entirety to an Affiliate of Tenant, to ERI or to an Affiliate of ERI, provided, that, the assignee, following the effectuation of such assignment, shall directly or indirectly own or have at least the same rights to all Tenant’s Property and other assets and properties (including, without limitation, rights under licenses and with respect to Intellectual Property) required to lease and operate the Facilities as held by Tenant immediately prior to such assignment (other than Tenant’s Property and other assets and properties which in the aggregate are de minimis) (it being understood, for the avoidance of doubt, that none of the foregoing shall result in Tenant being released from this Lease or any of the other Lease Related Agreements);

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(iii)    transfer direct or indirect interests in Tenant or its direct or indirect parent(s) on a nationally-recognized exchange; provided, however, that, in the event of a Change of Control of ERI, then the qualifications, quality and experience of the management of Tenant, and the quality of the management and operation of the Facilities (taken as a whole with the Joliet Facility) must in each case be generally consistent with or superior to that which existed prior to such Change of Control (it being agreed that Tenant shall give written notice to Landlord (x) no less than thirty (30) days’ prior to any transaction or series of related transactions which would result in a Change of Control of ERI and Tenant shall furnish Landlord with such information and materials relating to the proposed transaction as Landlord may reasonably request in connection with making its determination under this clause (iii) (to the extent in Tenant’s possession or reasonable control, and subject to customary and reasonable confidentiality restrictions in connection therewith), and if Landlord determines that the quality of the management and operation of the Leased Property will not meet such requirement, then such determination shall be resolved pursuant to Section 34.2 (except, however, for this purpose, the fifteen (15) day good faith negotiating period contemplated by Section 34.2 shall not apply), and (y) at the time of execution of any definitive agreement with respect to such Change of Control);

(iv)    transfer any direct or indirect interests in Tenant so long as a Change of Control does not result, provided Landlord shall be given prior written notice of any transfer of ten percent (10%) or more (in the aggregate) direct or indirect ownership interest in Tenant of which transfer Tenant or ERI has actual knowledge other than any such transfer on a nationally recognized exchange;

(v)    transfer direct or indirect interests in ERI or cause, suffer or permit a Change of Control with respect to ERI; provided, however, that in the event of a Change of Control of ERI, the qualifications, quality and experience of the management of Tenant and Guarantor, and the quality of the management and operation of the Facilities (taken as a whole with the Joliet Facility) must in each case be generally consistent with or superior to that which existed prior to such Change of Control (it being agreed that Tenant shall (x) give no less than thirty (30) days’ prior notice to Landlord of any transaction or series of related transactions which would result in a Change of Control of ERI and Tenant shall furnish Landlord with such information and materials relating to the proposed transaction as Landlord may reasonably request in connection with making its determination under this clause (v) (to the extent in Tenant’s possession or reasonable control, subject to customary and reasonable confidentiality restrictions in connection therewith), and if Landlord determines that the quality of the management and operation of the Leased Property will not meet such requirement, then such determination shall be resolved pursuant to Section 34.2 (except, however, for this purpose, the fifteen (15) day good faith negotiating period contemplated by Section 34.2 shall not apply) and, for the avoidance of doubt, (1) in the case of a Change of Control of ERI, ERI shall remain Guarantor, and (2) in all events, all of Guarantor’s obligations and liabilities in respect of the Guaranty shall continue unabated and in full force and effect in accordance with the terms thereof and shall not terminate or be released or reduced in any respect, except solely as and to the extent provided in Section 14 of the Guaranty, and (y) give notice to Landlord of the applicable transaction or series of transactions at the time of execution of any definitive agreement with respect to such Change of Control);

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(vi)    transfer direct or indirect interests in Tenant or its direct or indirect parent(s) in connection with a transfer of all of the assets (other than assets which in the aggregate are de minimis) of ERI; provided, however, that ERI shall not be released from its obligations under the Guaranty and the applicable transferee shall assume, jointly and severally with ERI (in a form reasonably satisfactory to Landlord), all of ERI’s obligations under the Guaranty; and provided, further, that all of the following requirements shall have been complied with in all respects:

(A) the Board of Directors of Guarantor shall have determined that the qualifications, quality and experience of the management of Guarantor and the quality of the management and operation of each of the Facilities (taken as a whole with the Joliet Facility) will, in each case, be generally consistent with or superior to that which existed prior to the applicable transaction(s) giving rise to such transfer (it being agreed that Guarantor shall give notice to Landlord of such proposed transfer in accordance with clause (C) below, and if Landlord determines that requirements in this clause (A) will not be satisfied, then such determination shall be resolved pursuant to Section 34.2 hereof; provided that, for purposes of this clause (A), the fifteen (15) day good faith negotiating period contemplated by Section 34.2 hereof shall not apply);

(B) the Board of Directors of Guarantor shall have determined that, following the occurrence of such transfer, the successor Guarantor shall be sufficiently creditworthy, and shall have sufficient wherewithal and ability, so as to be able to assume and satisfy all obligations of Guarantor in respect of the Guaranty;

(C) Guarantor shall provide written notice to Landlord at least thirty (30) days prior to the proposed transfer, specifying in reasonable detail the nature of such transfer; and

(D) (i) the assignee or transferee shall be the owner, directly or indirectly, of all of the direct and indirect assets of ERI (other than assets that are, in the aggregate, de minimis) and (ii) the assignee or transferee shall assume the obligations of Guarantor under the Guaranty and shall agree in an agreement in form reasonably acceptable to Landlord to be bound by the Guaranty from and after the date of the transfer (which agreement shall be furnished to Landlord for review and approval no less than thirty (30) days prior to the proposed effectuation thereof), and Guarantor shall provide Landlord with a copy of such agreement, together with copies of all other documents effecting such assignment or transfer, within ten (10) days following the date of such assignment or transfer;

(vii)    transfer and sell the entire Leasehold Estate with respect to any individual Facility that is not an Excluded Facility (inclusive of Tenant’s rights in any related Tenant Material Capital Improvements) (any transfer in compliance with this Section 22.2(vii), an “L1 Transfer”); provided, however, that immediately upon giving

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effect to any L1 Transfer, the following conditions shall be satisfied, (1) subject to the last paragraph of this Section 22.2, (x) an L1 Qualified Transferee shall be the L1 Successor Tenant with respect to such Facility and (y) if such L1 Successor Tenant has a Parent Company, then the Parent Company of such L1 Successor Tenant shall have provided a Replacement Guaranty (L1 Transfer) with respect to the applicable L1/L2 Severance Lease; (2) such L1 Successor Tenant and the applicable Landlord fee owning entity for such Facility shall have entered into a L1/L2 Severance Lease in accordance with Section 22.9; (3) Tenant shall (i) have provided written notice to Landlord at least thirty (30) days prior to the closing of the applicable L1 Transfer, specifying in reasonable detail the nature of such L1 Transfer, which notice shall be accompanied by proposed forms of the L1/L2 Severance Lease and Replacement Guaranty (L1 Transfer) (if applicable), (ii) have furnished Landlord with the applicable information listed on Exhibit L hereto with respect to such L1 Transfer, (iii) have furnished Landlord with such additional information as Landlord may reasonably request in order to determine that the requirements of this Section 22.2(vii) are satisfied, and (iv) provide Landlord with a copy of all documents required under this Section 22.2(vii) as executed or delivered in connection with such closing promptly following such closing; (4) the transferee and any of its applicable Affiliates shall have obtained all necessary Gaming Licenses as required under applicable Legal Requirements (including Gaming Regulations) and all other licenses, approvals, and permits required for such transferee to be the tenant under the applicable L1/L2 Severance Lease; (5) such L1 Successor Tenant shall not be an Affiliate of Tenant; and (6) the applicable 2018 Facility EBITDAR of Tenant for such Facility, when taken together with (A) the applicable 2018 Facility EBITDAR of Tenant for each other Facility transferred by Tenant in accordance with this Section 22.2(vii) and (B) if the Joliet Facility has been transferred pursuant to Section 22.2(vii) of the Joliet Lease, the “2018 Facility EBITDAR” (as defined in the Joliet Lease) of Joliet Tenant for the Joliet Facility, shall not exceed the L1 Transfer Cap Amount;

(viii)    transfer and sell the entire Leasehold Estate with respect to any individual Facility that is not an Excluded Facility (inclusive of Tenant’s rights in any related Tenant Material Capital Improvements) (any transfer in compliance with this Section 22.2(viii), an “L2 Transfer”); provided, however, that immediately upon giving effect to any L2 Transfer, the following conditions shall be satisfied, (1) subject to the last paragraph of Section 22.2, (x) an L2 Qualified Transferee shall be the L2 Successor Tenant with respect to such Facility and (y) if such L2 Successor Tenant has a Parent Company, then the Parent Company of such L2 Successor Tenant shall have provided a Replacement Guaranty (L2 Transfer) or other credit support reasonably acceptable to Landlord with respect to the applicable L1/L2 Severance Lease; (2) the applicable L2 Successor Tenant and the applicable Landlord fee owning entity for such Facility shall have entered into a L1/L2 Severance Lease in accordance with Section 22.9; (3) Tenant shall (i) have provided written notice to Landlord at least thirty (30) days prior to the closing of the applicable L2 Transfer, specifying in reasonable detail the nature of such L2 Transfer, which notice shall be accompanied by proposed forms of the L1/L2 Severance Lease, (ii) have furnished Landlord with the applicable information listed on Exhibit L hereto with respect to such L2 Transfer, (iii) have furnished Landlord with such additional information as Landlord may reasonably request in order to determine that the requirements of this Section 22.2(viii) are satisfied, and (iv) provide Landlord with a copy of all documents required

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under this Section 22.2(viii) as executed or delivered in connection with such closing promptly following such closing; (4) the transferee and any of its applicable Affiliates shall have obtained all necessary Gaming Licenses as required under applicable Legal Requirements (including Gaming Regulations) and all other licenses, approvals, and permits required for such transferee to be the tenant under the applicable L1/L2 Severance Lease; (5) such L2 Successor Tenant shall not be an Affiliate of Tenant; and (6) the applicable 2018 Facility EBITDAR of Tenant for such Facility, when taken together with (A) the applicable 2018 Facility EBITDAR of Tenant for each other Facility transferred by Tenant in accordance with this Section 22.2(viii) and (B) if the Joliet Facility has been transferred pursuant to Section 22.2(viii) of the Joliet Lease, the “2018 Facility EBITDAR” (as defined in the Joliet Lease) of Joliet Tenant for the Joliet Facility, shall not exceed the L2 Transfer Cap Amount; and/or

(ix)    cause the transfer and sale of the entire Leased Property with respect to one (1) or more Facilities which represent, in the aggregate, five percent (5%) or less of the 2018 EBITDAR Pool Before Fifth Amendment (such sale to include (x) the sale by Tenant of Tenant’s operations (including the applicable Tenant’s Property) with respect to the applicable Facilities and (y) the sale by Landlord of all of Landlord’s interest in the Leased Property with respect to the applicable Facilities) to a third party; provided that (1) Landlord and Tenant mutually agree to the split of the proceeds from any such sale prior to the closing of such sale, (2) such sale does not result in any impairment(s)/asset write down(s) by Landlord, (3) the Rent under this Lease shall remain unchanged in all respects following any such sale, and (4) such sale does not result in Landlord or Landlord REIT recognizing gain pursuant to Treasury Regulation Section 1.337(d)-7, unless Landlord (in its sole discretion) provides written consent to such sale. Landlord hereby agrees that in the event clauses (1) through (4) of this Section 22.2(ix) are satisfied, Landlord shall reasonably cooperate with Tenant (at Tenant’s sole cost and expense) to effect the sale of such Facility (or Facilities) in accordance herewith.

In connection with any transaction permitted pursuant to Section 22.2(i), the applicable Foreclosure Successor Tenant and Landlord shall make such amendments and other modifications to this Lease as are reasonably requested by either such party as needed to give effect to such transaction and such technical amendments as may be reasonably necessary or appropriate in connection with such transaction including technical changes in the provisions of this Lease regarding delivery of Financial Statements from Tenant and ERI to reflect the changed circumstances of Tenant, any interest holders in Tenant or Guarantor (provided, that, in all events, any such amendments or modifications shall not increase any Party’s monetary obligations under this Lease by more than a de minimis extent or any Party’s non-monetary obligations under this Lease in any material respect or diminish any Party’s rights under this Lease in any material respect; provided, further, it is understood that delivery by any applicable Qualified Replacement Guarantor or parent of a replacement Tenant of Financial Statements and other reporting consistent with the requirements of Article XXIII hereof shall not be deemed to increase Tenant’s obligations or decrease Tenant’s rights under this Lease). After giving effect to any such transaction, unless the context otherwise requires, references to Tenant shall be deemed to refer to the Foreclosure Successor Tenant permitted under this Section 22.2.

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Notwithstanding anything otherwise contained in this Lease, Landlord and Tenant acknowledge that Landlord entered into this Lease with the expectation that, subject to Section 7.2(h), the Leased Property would be operated under the Brands and other Property Specific IP. Accordingly, absent Landlord’s express written consent, no assignment or other transfer shall be permitted under Section 22.2(i) (unless, upon giving effect to such assignment or other transfer, the Leased Property continues to be operated under the Brands (subject to Section 7.2(h)) and other Property Specific IP).

Notwithstanding anything to the contrary herein, any transfer of Tenant’s interest in this Lease or the Leasehold Estate shall be subject to compliance with all Gaming Regulations, including receipt of all applicable Gaming Licenses by Tenant and/or the Qualified Transferee, the L1 Qualified Transferee or the L2 Qualified Transferee, as applicable (and their applicable Affiliates), and shall not result in the loss or violation of any Gaming License for the Leased Property.

22.3    Permitted Sublease Agreements. Notwithstanding the provisions of Section 22.1, but subject to compliance with the provisions of this Section 22.3 and of Section 22.4 and Article XL, provided that no Tenant Event of Default shall have occurred and be continuing, Tenant may enter into any Sublease (including sub-subleases, license agreements and other occupancy arrangements) without the consent of Landlord, provided, that, (i) Tenant is not released from any of its obligations under this Lease, (ii) such Sublease is made for bona fide business purposes consistent with the Primary Intended Use, and is not designed with the intent to avoid payment of Variable Rent or otherwise avoid any of the requirements or provisions of this Lease, (iii) such transaction is not designed with the intent to frustrate Landlord’s ability to enter into a new Lease of the Leased Property with a third party following the Expiration Date, (iv) such transaction shall not result in a violation of any Legal Requirements (including Gaming Regulations) relating to the operation of any Facility, including any Gaming Facilities, (v) any Sublease of all or substantially all of the Leased Property in respect of any individual Facility shall be subject to the consent of Landlord and the applicable Fee Mortgagee unless, with respect to the Leased Property in respect of any individual Facility that is not an Excluded Facility, subject to the further requirements set forth in the final paragraph of this Section 22.3, the 2018 Facility EBITDAR of Tenant generated by such Facility when taken together with (1) the 2018 Facility EBITDAR of Tenant for all other Facilities as to which all or substantially all of the Leased Property pertaining thereto is then subleased by Tenant pursuant to this clause (v) at the time of entry into such Sublease and (2) if all or substantially all of the Leased Property (as defined in the Joliet Lease) pertaining to the Joliet Facility is then subleased by Joliet Tenant pursuant to Section 22.3(v) of the Joliet Lease, the 2018 Facility EBITDAR (as defined in the Joliet Lease) of Joliet Tenant for the Joliet Facility, in the aggregate, does not exceed the Permitted Facility Sublease Cap Amount (a Sublease permitted under this Section 22.3(v) without Landlord’s consent is referred to as a “Permitted Facility Sublease”), and (vi) the Subtenant and any of its applicable Affiliates shall have obtained all necessary Gaming Licenses as required under applicable Legal Requirements (including Gaming Regulations) in connection with such Sublease; provided, further, that, notwithstanding anything otherwise set forth herein, the following are expressly permitted without such consent: (A) the Specified Subleases and any renewals or extensions in accordance with their terms, respectively, or non-material modifications thereto and (B) any Subleases to Affiliates of Tenant that are necessary or appropriate for the operation of the applicable Facility, including any Gaming Facilities, in connection with licensing requirements

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(e.g., gaming, liquor, etc.) (provided the same are expressly subject and subordinate to this Lease); provided, further, however, that, notwithstanding anything otherwise set forth herein, the portion(s) of the Leased Property subject to any Subleases (other than the Specified Subleases, Subleases to Affiliates of ERI, a Permitted Facility Sublease and any Permitted Sportsbook Sublease) shall not be used for Gaming purposes or other core functions or spaces at any Facility (e.g., hotel room areas) (and any such Subleases to persons that are not Affiliates of ERI in respect of Leased Property used or to be used in whole or in part for Gaming purposes or other core functions or spaces (e.g., hotel room areas), other than Permitted Facility Subleases and Permitted Sportsbook Subleases, shall be subject to Landlord’s prior written consent not to be unreasonably withheld). If reasonably requested by Tenant in respect of a Subtenant (including any sub-sublessee, as applicable) permitted hereunder that is neither a Subsidiary nor an Affiliate of Tenant or Guarantor, with respect to a Material Sublease, Landlord and any such Subtenant (or sub-sublessee, as applicable) shall enter into a subordination, non-disturbance and attornment agreement with respect to such Material Sublease in a form reasonably satisfactory to Landlord, Tenant and the applicable Subtenant (or sub-sublessee, as applicable), which subordination, non-disturbance and attornment agreement shall, upon the request of Tenant, provide that, following a termination of the Lease, any lender or provider of financing to such Subtenant (or sub-sublessee, as applicable) that would be a Permitted Leasehold Mortgagee (disregarding for this purpose, however, the requirement that the liens created by a Permitted Leasehold Mortgage encumber the entirety of Tenant’s Leasehold Estate, so long as the applicable subleasehold mortgage covers all of the applicable Subtenant’s subleasehold estate (other than items that are not capable of being mortgaged and that, in the aggregate, are de minimis)) if such financing was incurred by Tenant shall be entitled to substantially similar rights and benefits (and be subject to substantially similar obligations) with respect to such Material Sublease as a Permitted Leasehold Mortgagee (disregarding for this purpose, however, the requirement that the liens created by a Permitted Leasehold Mortgage encumber the entirety of Tenant’s Leasehold Estate, so long as the applicable subleasehold mortgage covers all of the applicable Subtenant’s subleasehold estate (other than items that are not capable of being mortgaged and that, in the aggregate, are de minimis)) is entitled (and subject) with respect to this Lease under Article XVII (and if a Fee Mortgage is then in effect, Landlord shall use reasonable efforts to seek to cause the Fee Mortgagee to enter into a subordination, non-disturbance and attornment agreement substantially in the form customarily entered into by such Fee Mortgagee at the time of request with similar subtenants (subject to adjustments and modifications arising out of the specific nature and terms of this Lease and/or the applicable Sublease, including the provisions described above relating to any lender or provider of financing to such Subtenant (or sub-sublessee, as applicable))). After a Tenant Event of Default has occurred and while it is continuing, Landlord may collect rents from any Subtenant and apply the net amount collected to the Rent, but no such collection shall be deemed (A) a waiver by Landlord of any of the provisions of this Lease, (B) the acceptance by Landlord of such Subtenant as a tenant or (C) a release of Tenant from the future performance of its obligations hereunder. Notwithstanding anything otherwise set forth herein, Landlord shall have no obligation to enter into a subordination, non-disturbance and attornment agreement (or seek to cause a Fee Mortgagee to enter into a subordination, non-disturbance and attornment agreement) with any Subtenant with respect to a Sublease (1) the term of which extends beyond the then Stated Expiration Date of this Lease, unless the applicable Sublease is on commercially reasonable terms at the time in question taking into consideration, among other things, the identity of the Subtenant, the extent of the Subtenant’s investment into the subleased space, the term of such Sublease and Landlord’s interest

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in such space (including the resulting impact on Landlord’s ability to lease any Facility on commercially reasonable terms after the Term of this Lease), (2) that constitutes a management agreement or similar arrangement to operate but not occupy as a tenant any particular space (it being understood that a Permitted Facility Sublease shall not constitute such a management arrangement) or (3) that constitutes a Permitted Sportsbook Sublease. Tenant shall furnish Landlord with a copy of each Material Sublease that Tenant enters into promptly following the making thereof (irrespective of whether Landlord’s prior approval was required therefor). In addition, promptly following Landlord’s request therefor, Tenant shall furnish to Landlord (to the extent in Tenant’s possession or under Tenant’s reasonable control) copies of all other Subleases with respect to any Facility specified by Landlord. Without limitation of the foregoing, Tenant acknowledges it has furnished to Landlord a subordination agreement dated as of (x) the Commencement Date with respect to the Original Leased Property, (y) the Fourth Amendment Date with respect to the Chester Property and (z) the Fifth Amendment Date with respect to the Fifth Amendment Additional Property that is binding on all Subtenants that are Subsidiaries or Affiliates of Tenant or Guarantor, pursuant to which subordination agreement, among other things, all such Subtenants have subordinated their respective Subleases to this Lease and all of the provisions, terms and conditions hereof. Further, Tenant hereby represents and warrants to Landlord that as of the Commencement Date with respect to the Original Leased Property, as of the Fourth Amendment Date with respect to the Chester Property and as of the Fifth Amendment Date with respect to the Fifth Amendment Additional Property, there exists no Subleases (with respect to the applicable Leased Property) other than the Specified Subleases.

Tenant shall give Landlord at least six (6) Business Days prior written notice before entering into, amending or supplementing any Permitted Sportsbook Sublease, which notice shall be accompanied by the proposed form of such Permitted Sportsbook Sublease or amendment or supplement to any Permitted Sportsbook Sublease, as applicable. In addition, Tenant shall furnish Landlord reasonably promptly with such other materials as Landlord may reasonably request in order to determine that the requirements of this Lease with respect to such Permitted Sportsbook Sublease are satisfied. Reasonably promptly following entry into any such Permitted Sportsbook Sublease, Tenant shall provide Landlord with a copy of the executed Permitted Sportsbook Sublease. Additionally, Tenant shall furnish Landlord with copies of any amendments of, or supplements to, any Permitted Sportsbook Sublease with reasonable promptness after the execution thereof (it being understood that no such amendment or supplement shall be permitted unless, after giving effect thereto, the applicable Permitted Sportsbook Sublease continues to comply with all applicable provisions, terms and conditions of this Lease).

Tenant shall give Landlord at least thirty (30) days prior written notice before entering into any Permitted Facility Sublease, which notice shall be accompanied by the proposed form of such Permitted Facility Sublease. In addition, Tenant shall furnish Landlord reasonably promptly with (x) the applicable information listed on Exhibit L hereto with respect to such Permitted Facility Sublease transaction and (y) such other materials as Landlord may reasonably request in order to determine that the requirements of this Section 22.3 with respect to such Permitted Facility Sublease are satisfied. Reasonably promptly following entry into any such Permitted Facility Sublease, Tenant shall provide Landlord with a copy of the executed Sublease. Additionally, to the extent not publicly filed, Tenant shall furnish Landlord with copies of any amendments of, or supplements to, any Permitted Facility Sublease with reasonable promptness after the execution thereof. Neither the Sublessee under any Permitted Facility Sublease nor any successor or assignee

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or sublessee of such Sublessee shall be an Affiliate of Tenant, no Permitted Facility Sublease shall constitute a management agreement or similar arrangement to operate but not occupy as a tenant any particular space, and any Permitted Facility Sublease shall demise all of the Leased Property pertaining to the applicable Facility (other than de minimis portions thereof that are not capable of being subleased).

22.4    Required Subletting and Assignment Provisions. Any Sublease permitted hereunder and entered into (x) after the Commencement Date with respect to the Original Leased Property, (y) after the Fourth Amendment Date with respect to the Chester Property or (z) on or after the Fifth Amendment Date with respect to the Fifth Amendment Additional Property must provide that:

(i)    the use of the Leased Property (or portion thereof) thereunder shall not conflict with any Legal Requirement or any other provision of this Lease;

(ii)    in the event of cancellation or termination of this Lease for any reason whatsoever or of the surrender of this Lease (whether voluntary, involuntary or by operation of law) prior to the expiration date of such Sublease, including extensions and renewals granted thereunder without replacement of this Lease by a New Lease pursuant to Section 17.1(f), then, subject to Article XXXVI and without affecting the provisions of any subordination, non-disturbance and attornment agreement entered into between Landlord and such Subtenant, (a) upon the request of Landlord (in Landlord’s discretion), the Subtenant shall make full and complete attornment to Landlord for the balance of the term of the Sublease, which attornment shall be evidenced by an agreement in form and substance reasonably satisfactory to Landlord and which the Subtenant shall execute and deliver within five (5) days after request by Landlord and the Subtenant shall waive the provisions of any law now or hereafter in effect which may give the Subtenant any right of election to terminate the Sublease or to surrender possession in the event any proceeding is brought by Landlord to terminate this Lease and (b) to the extent such Subtenant (and each subsequent subtenant separately permitted hereunder) is required to attorn to Landlord pursuant to subclause (a) above, the aforementioned attornment agreement shall recognize the right of the subtenant (and such subsequent subtenant) under the applicable Sublease and contain commercially reasonable, customary non-disturbance provisions for the benefit of such subtenant, so long as such Subtenant is not in default thereunder;

(iii)    in the event the Subtenant receives a written notice from Landlord stating that this Lease has been cancelled, surrendered or terminated and not replaced by a New Lease pursuant to Section 17.1(f) or by a replacement lease pursuant to Article XXXVI, then the Subtenant shall thereafter be obligated to pay all rentals accruing under said Sublease directly to Landlord (or as Landlord shall so direct); all rentals received from the Subtenant by Landlord shall be credited against the amounts owing by Tenant under this Lease;

(iv)    such Sublease (other than the Specified Subleases) shall be subject and subordinate to all of the terms and conditions of this Lease (subject to the terms of any applicable subordination, non-disturbance agreement made pursuant to Section 22.3);

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(v)    no Subtenant shall be permitted to further sublet all or any part of the applicable Leased Property or assign its Sublease except insofar as the same would be permitted if it were a Sublease by Tenant under this Lease (it being understood that any Subtenant under Section 22.3 may pledge and mortgage its subleasehold estate (or allow the pledge of its equity interests) to its lenders or noteholders); and

(vi)    the Subtenant thereunder will, upon request, furnish to Landlord and each Fee Mortgagee an estoppel certificate of the same type and kind as is required of Tenant pursuant to Section 23.1(a) hereof (as if such Sublease was this Lease).

Any assignment of the Leased Property permitted hereunder and entered into after the Commencement Date (it being understood that a Sublease shall not constitute an assignment) other than any L1 Transfer or L2 Transfer must provide that all of Tenant’s rights in, to and under Property Specific IP and Property Specific Guest Data and, in the case of any assignment where the Leased Property continues to be operated by any other Affiliate of ERI, System-wide IP shall also be assigned to the applicable assignee, in each case, to the fullest extent applicable.

Any assignment, transfer or Sublease under this Article XXII shall be subject to all applicable Legal Requirements, including any Gaming Regulations, and no such assignment, transfer or Sublease shall be effective until any applicable approvals with respect to Gaming Regulations, if applicable, are obtained.

22.5    Costs. Tenant shall reimburse Landlord for Landlord’s reasonable out-of-pocket costs and expenses actually incurred in conjunction with the processing and documentation of any assignment, subletting or management arrangement (including in connection with any request for a subordination, non-disturbance and attornment agreement), including reasonable documented attorneys’, architects’, engineers’ or other consultants’ fees whether or not such Sublease, assignment or management agreement is actually consummated.

22.6    No Release of Tenant’s Obligations; Exception. No assignment, subletting or management agreement shall relieve Tenant of its obligation to pay the Rent and to perform all of the other obligations to be performed by Tenant hereunder. The liability of Tenant and any immediate and remote successor in interest of Tenant (by assignment or otherwise), and the due performance of the obligations of this Lease on Tenant’s part to be performed or observed, shall not in any way be discharged, released or impaired by any (i) stipulation which extends the time within which an obligation under this Lease is to be performed, (ii) waiver of the performance of an obligation required under this Lease that is not entered into by Landlord in a writing executed by Landlord and expressly stated to be for the benefit of Tenant or such successor, or (iii) failure to enforce any of the obligations set forth in this Lease provided that Tenant shall not be responsible for any additional obligations or liability arising as the result of any modification or amendment of this Lease by Landlord and any assignee of Tenant that is not an Affiliate of Tenant.

22.7    Bookings. Tenant may enter into any Bookings that do not cover periods after the expiration of the term of this Lease without the consent of Landlord. Tenant may enter into any Bookings that cover periods after the expiration of the term of this Lease without the consent of Landlord, provided, that, (i) such transaction is in each case made for bona fide business purposes in the normal course of the Primary Intended Use; (ii) such transaction shall not result in a violation

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of any Legal Requirements (including Gaming Regulations) relating to the operation of any Facility, including any Gaming Facilities, (iii) such Bookings are on commercially reasonable terms at the time entered into; and (iv) such transaction is not designed with the intent to frustrate Landlord’s ability to enter into a new lease of the Leased Property or any portion thereof with a third party following the Expiration Date; provided, further, that, notwithstanding anything otherwise set forth herein, any such Bookings in effect as of (x) the Commencement Date with respect to the Original Leased Property, (y) the Fourth Amendment Date with respect to the Chester Property or (z) the Fifth Amendment Date with respect to the Fifth Amendment Additional Property are expressly permitted without such consent. Landlord hereby agrees that in the event of a termination or expiration of this Lease, Landlord hereby recognizes and shall keep in effect such Booking on the terms agreed to by Tenant with such Person and shall not disturb such Person’s rights to occupy such portion of the Leased Property in accordance with the terms of such Booking.

22.8    Merger of CEOC. The Parties acknowledge that, immediately following the execution of this Lease on the Commencement Date, Caesars Entertainment Operating Company, Inc., a Delaware corporation, merged into CEOC, LLC. Notwithstanding anything herein to the contrary, Landlord consents to such merger.

22.9    Permitted Transferee Lease. In the event Tenant desires to effectuate an L1 Transfer or an L2 Transfer (individually or collectively, an “L1/L2 Transfer”), Tenant shall cause the applicable L1 Successor Tenant or L2 Successor Tenant, as applicable, to enter into an L1/L2 Severance Lease with the applicable Landlord fee owning entity for such Facility (and cause to be delivered a Replacement Guaranty (L1 Transfer) or Replacement Guaranty (L2 Transfer), if applicable), in accordance with the following:

(a)    At the closing of the applicable L1/L2 Transfer, the applicable Landlord entity with respect to the applicable Leased Property (as set forth on Exhibit A) shall enter into such L1/L2 Severance Lease, as applicable, with the applicable L1 Successor Tenant or L2 Successor Tenant within the later of (x) thirty (30) days of being presented with the applicable L1/L2 Severance Lease and (y) five (5) days after Landlord and Tenant shall have agreed on the applicable terms and conditions of the applicable L1/L2 Severance Lease as provided in the definition thereof and the provisions of this Section 22.9. (The date of such closing and entry into such Permitted Transferee Lease in accordance with this Section 22.9, the “L1/L2 Transfer Date”.)

(b)    The term of each L1/L2 Severance Lease shall be the applicable L1/L2 Severance Lease Term determined in accordance with the definition thereof. Such L1/L2 Severance Lease shall contain (i) restrictions on transfer determined in accordance with the provisions of the definition of L1/L2 Severance Lease, provided, that, in all events, such restrictions shall contain the ability to make further assignments on terms consistent with the provisions of Section 22.2(vii) and Section 22.2(viii), as applicable, hereof, (ii) restrictions on the tenant under the applicable L1/L2 Severance Lease becoming an Affiliate of Tenant or Guarantor, (iii) reporting requirements consistent with the reporting requirements in this Lease and (iv) if such L1/L2 Severance Lease is in respect of the Chester Property, provisions requiring the tenant thereunder to pay and perform under the Chester Property Payment Agreements on the same terms as set forth herein with respect to Tenant.

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(c)    The rent initially payable under the applicable L1/L2 Severance Lease (the “L1/L2 Transferee Lease Rent”) as of the L1/L2 Transfer Date will be equal to the applicable L1/L2 Rent Reduction Amount, and shall thereafter be subject to escalation, bifurcation into fixed and variable components and adjustment consistent with the provisions of this Lease (as if this Lease shall have commenced on the applicable L1/L2 Transfer Date), modified to reflect that the rent payable under the applicable L1/L2 Severance Lease will be calculated on a stand-alone basis with respect to the transferred Facility(ies) only, without reference to the financial performance of, or rent payable with respect to, any other facility (i.e., upon the first (1st) day of the second (2nd) year of the applicable L1/L2 Severance Lease Term, the rent under the applicable L1/L2 Severance Lease shall commence to escalate annually in accordance with an escalator consistent with the Escalator hereunder, such rent shall be split into a fixed component and a variable component commencing on the first (1st) day of the eighth (8th) year of the applicable L1/L2 Severance Lease Term, and such fixed and variable components shall thereafter continue to escalate and be adjusted, all in a manner consistent with the escalations and adjustments as provided hereunder, modified to reflect that the rent payable under the applicable L1/L2 Severance Lease will be calculated on a stand-alone basis with respect to the transferred Facility(ies) only, without reference to the financial performance of, or rent payable with respect to, any other facility) (as shall be more particularly provided in such applicable L1/L2 Severance Lease). Upon the entry into such L1/L2 Severance Lease on the L1/L2 Transfer Date, the Rent under this Lease shall be reduced by the applicable L1/L2 Rent Reduction Amount, which reduction shall be applied as set forth in the definition of “L1/L2 Rent Reduction Amount”.

(d)    If the applicable Landlord fee owning entity or operating Tenant entity with respect to such Leased Property to be subject to such L1/L2 Severance Lease is not listed on Exhibit A as a Landlord or Tenant, as applicable, with respect to any Leased Property remaining subject to this Lease, then, upon the execution of such L1/L2 Severance Lease by such parties (it being understood that such L1/L2 Severance Lease shall, in the case of an L1/L2 Severance Lease in respect of the Chester Property, satisfy the requirements of Section 22.9(b)(iv) above), such Landlord fee owning entity or such operating Tenant entity, as applicable, shall be released from any and all liability and obligations with respect to this Lease accruing from and after such execution of such L1/L2 Severance Lease.

(e)    Each L1/L2 Severance Lease shall contain minimum Capital Expenditure requirements consistent with the Minimum Cap Ex Requirements of this Lease, modified to reflect that such minimum Capital Expenditure requirements will apply to such L1/L2 Severance Lease on a stand-alone basis, and as further modified as set forth in this Section 22.9(e). Each Minimum Cap Ex Requirement and the Triennial Allocated Minimum Cap Ex Amount B Floor payable under the applicable L1/L2 Severance Lease at the time of the commencement of such L1/L2 Severance Lease shall be equal to the amount of the applicable Minimum Cap Ex Reduction Amount for the applicable Facility to be subject to such L1/L2 Severance Lease. Correspondingly, each Minimum Cap Ex Requirement and the Triennial Allocated Minimum Cap Ex Amount B Floor under this Lease shall be reduced by such applicable Minimum Cap Ex Reduction Amount.

(f)    Each Party shall take such actions and execute and deliver such documents, including, without limitation, amended Memorandum(s) of Lease and, if reasonably requested by either Party, an amendment to this Lease, as are reasonably necessary and appropriate to effectuate

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fully the provisions and intent of this Section 22.9, including to evidence such removal from this Lease of the applicable Facility.

(g)    Upon the execution and delivery of an L1/L2 Severance Lease in accordance with this Section 22.9, and satisfaction of the requirements of Section 22.2(vii) or Section 22.2(viii), as applicable, this Lease shall be terminated with respect to the applicable Facility, such Facility shall cease to constitute Leased Property hereunder, Tenant and Landlord shall have no further obligations under this Lease from and after the effective date of the applicable L1/L2 Severance Lease in respect of the applicable Facility and applicable Leased Property, and the Guaranty shall automatically, and without further action by any party, cease to apply with respect to any Obligations (as defined in the Guaranty) with respect to such Facility (and the Leased Property relating thereto) to the extent arising from and after the effective date of the applicable L1/L2 Severance Lease (provided that any such Obligations arising prior to such effective date shall not be terminated, limited or affected by or upon entry into any such L1/L2 Severance Lease).

(h)    All reasonable, documented out-of-pocket costs and expenses relating to an L1/L2 Severance Lease and/or otherwise in connection with any transfer or proposed transfer pursuant to Section 22.2(vii) or Section 22.2(viii) (including reasonable, documented attorneys’ fees and other reasonable, documented out-of-pocket costs incurred by Landlord for outside counsel, if any) shall be borne by Tenant and not Landlord.

(i)    Landlord and Tenant shall cooperate with all applicable Gaming Authorities in all reasonable respects to facilitate and obtain all necessary regulatory reviews, Gaming Licenses and/or authorizations with respect to the applicable L1/L2 Severance Lease, in accordance with applicable Gaming Regulations. The execution and implementation of any L1/L2 Severance Lease shall be subject to obtaining all applicable Gaming Licenses from the applicable Gaming Authorities by Tenant, the L1 Successor Tenant and/or the L2 Successor Tenant (and each of their respective applicable Affiliates) in accordance with applicable Gaming Regulations.

(j)    Unless otherwise agreed to in writing by Landlord, an L1/L2 Severance Lease shall not include a rent allocation pursuant to Section 467 of the Code and the Treasury Regulations promulgated thereunder.

22.10    Intentionally Omitted.

22.11    Merger of CEC. The Parties acknowledge that: (i) on or before the Fifth Amendment Date, CEC caused (a) in a series of steps, CEOC to be transferred from CEC to CRC, a wholly owned indirect subsidiary of ERI, and (b) the Las Vegas Restructuring to be completed; and (ii) contemporaneously with the Fifth Amendment Date, (a) Colt Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of ERI, merged with and into CEC, with CEC surviving the merger as a wholly owned subsidiary of ERI, (b) ERI was renamed Caesars Entertainment, Inc. and converted to a Delaware corporation and (c) CEC was renamed Caesars Holdings, Inc.. Notwithstanding anything herein to the contrary, Landlord consents to, and waives all notice requirements with respect to, such transfer, restructuring, renaming, conversion and merger.

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ARTICLE XXIII

REPORTING

23.1    Estoppel Certificates and Financial Statements.

(a)    Estoppel Certificate. Each of Landlord and Tenant shall, at any time and from time to time upon receipt of not less than ten (10) Business Days’ prior written request from the other Party, furnish a certificate (an “Estoppel Certificate”) certifying (i) that this Lease is unmodified and in full force and effect, or that this Lease is in full force and effect and, if applicable, setting forth any modifications; (ii) the Rent and Additional Charges payable hereunder and the dates to which the Rent and Additional Charges payable have been paid; (iii) that the address for notices to be sent to the Party furnishing such Estoppel Certificate is as set forth in this Lease (or, if such address for notices has changed, the correct address for notices to such party); (iv) whether or not, to its actual knowledge, such Party or the other Party is in default in the performance of any covenant, agreement or condition contained in this Lease (together with back-up calculation and information reasonably necessary to support such determination) and, if so, specifying each such default of which such Party may have knowledge; (v) that Tenant is in possession of the Leased Property; (vi) such matters as may be reasonably and customarily requested by a reputable title insurer in connection with insuring fee title to the Leased Property or any existing or prospective Fee Mortgagee; and (vii) such other responses to questions of fact or such other statements of fact as such other Party may reasonably request. Any such Estoppel Certificate may be relied upon by the receiving Party and any current or prospective Fee Mortgagee (and their successors and assigns), Permitted Leasehold Mortgagee, or purchaser of the Leased Property, as applicable.

(b)    Statements. Tenant shall furnish or cause to be furnished the following to Landlord:

(i)    On or before twenty-five (25) days after the end of each calendar month the following items as they pertain to each SPE Tenant: (A) an occupancy report for the subject month, including an average daily rate and revenue per available room for the subject month; (B) monthly and year-to-date operating statements prepared for each calendar month, noting gross revenue, net revenue, operating expenses and operating income, and other information reasonably necessary and sufficient to fairly represent the financial position and results of operations of each SPE Tenant during such calendar month, and containing a comparison of budgeted income and expenses and the actual income and expenses, and (C) PACE reports (but only for the SPE Tenants associated with the current Harrah’s Lake Tahoe, Harvey’s Lake Tahoe, Caesars Atlantic City and Bally’s Atlantic City and Schiff Parcel property locations as set forth in Exhibit A), in the form attached hereto as Exhibit I.

(ii)    As to CEOC:

(a)    annual financial statements audited by CEOC’s Accountant in accordance with GAAP covering such Fiscal Year and containing statement of profit and loss, a balance sheet, and statement of cash flows for CEOC, together

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with (1) a report thereon by such Accountant which report shall be unqualified as to scope of audit of CEOC and its Subsidiaries and shall provide in substance that (A) such Financial Statements present fairly the consolidated financial position of CEOC and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP and (B) that the audit by such Accountant in connection with such Financial Statements has been made in accordance with GAAP and (2) a certificate, executed by the chief financial officer or treasurer of CEOC certifying that no Tenant Event of Default has occurred or, if a Tenant Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, all of which shall be provided within ninety (90) days after the end of each Fiscal Year (commencing with the Fiscal Year ending December 31, 2017) but if Guarantor is not a reporting company under the Exchange Act, in no event later than five (5) Business Days before Landlord REIT’s applicable Form 10-K filing deadline;

(b)    quarterly unaudited financial statements, consisting of a statement of profit and loss, a balance sheet, and statement of cash flows for CEOC, together with a certificate, executed by the chief financial officer or treasurer of CEOC (A) certifying that no Tenant Event of Default has occurred or, if a Tenant Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, and (B) certifying that such Financial Statements fairly present, in all material respects, the financial position and results of operations of CEOC and its Subsidiaries on a consolidated basis in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes), all of which shall be provided (x) within sixty (60) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year (commencing with the Fiscal Quarter ending March 31, 2018) but if Guarantor is not a reporting company under the Exchange Act, in no event later than five (5) Business Days before Landlord REIT’s applicable Form 10-Q filing deadline; and

(c)    such additional information and unaudited quarterly financial information concerning the Leased Property and Tenant, which information shall be limited to balance sheets, income statements, and statements of cash flow, as Landlord, PropCo 1, PropCo or Landlord REIT may require for any ongoing filings with or reports to (i) the SEC under both the Securities Act and the Exchange Act, including, but not limited to 10-Q Quarterly Reports, 10-K Annual Reports and registration statements to be filed by Landlord, PropCo 1, PropCo or Landlord REIT during the Term of this Lease, (ii) the Internal Revenue Service (including in respect of Landlord REIT’s qualification as a REIT) and (iii) any other federal, state or local regulatory agency with jurisdiction over Landlord, PropCo 1, PropCo or Landlord REIT, in each case of clause (i), (ii) and (iii), subject to Section 23.1(c) below.

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(iii)    As to ERI:

(a)    annual financial statements audited by ERI’s Accountant in accordance with GAAP covering such Fiscal Year and containing statement of profit and loss, a balance sheet, and statement of cash flows for ERI, including the report thereon by such Accountant which shall be unqualified as to scope of audit of ERI and its Subsidiaries and shall provide in substance that (a) such consolidated financial statements present fairly the consolidated financial position of ERI and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP and (b) that the audit by ERI’s Accountant in connection with such Financial Statements has been made in accordance with GAAP, which shall be provided within ninety (90) days after the end of each Fiscal Year (commencing with the Fiscal Year ending December 31, 2017) but if Guarantor is not a reporting company under the Exchange Act, in no event later than five (5) Business Days before Landlord REIT’s applicable Form 10-K filing deadline;

(b)    quarterly unaudited financial statements, consisting of a statement of profit and loss, a balance sheet, and statement of cash flows for ERI, together with a certificate, executed by the chief financial officer or treasurer of ERI certifying that such Financial Statements fairly present, in all material respects, the financial position and results of operations of ERI and its Subsidiaries on a consolidated basis in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes) which shall be provided within sixty (60) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year (commencing with the Fiscal Quarter ending September 30, 2017) but if Guarantor is not a reporting company under the Exchange Act, in no event later than five (5) Business Days before Landlord REIT’s applicable Form 10-Q filing deadline; and

(c)    such additional information and unaudited quarterly financial information concerning the Leased Property and Tenant, which information shall be limited to balance sheets, income statements, and statements of cash flow, as Landlord, PropCo 1, PropCo or Landlord REIT may require for any ongoing filings with or reports to (i) the SEC under both the Securities Act and the Exchange Act, including, but not limited to 10-Q Quarterly Reports, 10-K Annual Reports and registration statements to be filed by Landlord, PropCo 1, PropCo or Landlord REIT during the Term of this Lease, (ii) the Internal Revenue Service (including in respect of Landlord REIT’s qualification as a REIT) and (iii) any other federal, state or local regulatory agency with jurisdiction over Landlord, PropCo 1, PropCo or Landlord REIT subject to Section 23.1(c) below;

(iv)    As soon as it is prepared and in no event later than sixty (60) days after the end of each Fiscal Year, a statement of Net Revenue with respect to each Facility with respect to such Fiscal Year (subject to the additional requirements as provided in Section 3.2 hereof in respect of the periodic determination of the Variable Rent hereunder);

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(v)    Prompt Notice to Landlord of any action, proposal or investigation by any agency or entity, or complaint to such agency or entity (any of which is called a “Proceeding”), known to Tenant, the result of which Proceeding would reasonably be expected to be to revoke or suspend or terminate or modify in a way adverse to Tenant, or fail to renew or fully continue in effect, (x) any Gaming License, or (y) any other license or certificate or operating authority pursuant to which Tenant carries on any part of the Primary Intended Use of all or any portion of the Leased Property which, in any case under this clause (y) (individually or collectively), would be reasonably expected to cause a material adverse effect on Tenant or in respect of any Facility (and, without limitation, Tenant shall (A) keep Landlord apprised of (1) the status of any annual or other periodic Gaming License renewals, and (2) the status of non-routine matters before any applicable gaming authorities, and (B) promptly deliver to Landlord copies of any and all non-routine notices received (or sent) by Tenant from (or to) any Gaming Authorities);

(vi)    Within ten (10) Business Days after the end of each calendar month, a schedule containing any additions to or retirements of any fixed assets constituting Leased Property, describing such assets in summary form, their location, historical cost, the amount of depreciation and any improvements thereto, substantially in the form attached hereto as Exhibit D, and such additional customary and reasonable financial information with respect to such fixed assets constituting Leased Property as is reasonably requested by Landlord, it being understood that Tenant may classify any asset additions in accordance with the fixed asset methodology for propco-opco separation used as of the Commencement Date;

(vii)    Within three (3) Business Days of obtaining actual knowledge of the occurrence of a Tenant Event of Default (or of the occurrence of any facts or circumstances which, with the giving of notice or the passage of time would ripen into a Tenant Event of Default and that (individually or collectively would be reasonably expected to result in a material adverse effect on Tenant or in respect of any Facility), a written notice to Landlord regarding the same, which notice shall include a detailed description of the Tenant Event of Default (or such facts or circumstances) and the actions Tenant has taken or shall take, if any, to remedy such Tenant Event of Default (or such facts or circumstances);

(viii)    Such additional customary and reasonable financial information related to any Facility, Tenant, CEOC, ERI and their Affiliates which shall be limited to balance sheets and income statements (and, without limitation, all information concerning Tenant, CEOC, ERI and any of their Affiliates, respectively, or any Facility or the business of Tenant conducted thereat required pursuant to the Fee Mortgage Documents, within the applicable timeframes required thereunder) , in each case as may be required by any Fee Mortgagee as an Additional Fee Mortgagee Requirement hereunder to the extent required by Section 31.3;

(ix)    The compliance certificates, as and when required pursuant to Section 4.3;

(x)    The Annual Capital Budget as and when required in Section 10.5;

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(xi)    The monthly revenue and Capital Expenditure reporting required pursuant to Section 10.5(b);

(xii)    Together with the monthly reporting required pursuant to the preceding clause (xi), an updated rent roll and a summary of all leasing activity then taking place at each Facility;

(xiii)    Operating budget for each SPE Tenant for each Fiscal Year, which shall be delivered to Landlord no later than fifty-five (55) days following the commencement of the Fiscal Year to which such operating budget relates;

(xiv)    Within five (5) Business Days after request (or as soon thereafter as may be reasonably possible), such further detailed information reasonably available to Tenant with respect to each SPE Tenant as may be reasonably requested by Landlord;

(xv)    The quarterly reporting in respect of Bookings required pursuant to Section 22.7 of this Lease;

(xvi)    The reporting/copies of Subleases made by Tenant in accordance with Section 22.3;

(xvii)    Any notices or reporting required pursuant to Article XXXII hereof or otherwise pursuant to any other provision of this Lease;

(xviii)    The monthly reporting required pursuant to Section 4.1 hereof;

(xix)    Semi-annual property-level betting & gaming revenue information received pursuant to Section 10.2 of the MTSA by Tenant, ERI or any direct or indirect subsidiary of ERI to the extent relevant to the calculation of Net Revenues hereunder, in each case within fifteen (15) days of the receipt thereof; and

(xx)    On an annual basis, a detailed reconciliation of the financial information being provided to Landlord pursuant to clause (xix) above (the “WH Net Revenue”) and the Net Revenue statements that Tenant is providing to Landlord pursuant to clause (iv) above, which reconciliation shows how the Net Revenue contained in the WH Net Revenue is being reflected in the Net Revenue statements delivered pursuant to clause (iv) above.

The Financial Statements provided pursuant to Section 23.1(b)(iii) shall be prepared in compliance with applicable federal securities laws, including Regulation S-X (and for any prior periods required thereunder), if and to the extent such compliance with federal securities laws, including Regulation S-X (and for any prior periods required thereunder), is required to enable Landlord, PropCo 1, PropCo or Landlord REIT to (x) file such Financial Statements with the SEC if and to the extent that Landlord, PropCo 1, PropCo or Landlord REIT is required to file such Financial Statements with the SEC pursuant to Legal Requirements or (y) include such Financial Statements in an offering document if and to the extent that Landlord, PropCo 1, PropCo or Landlord REIT is reasonably requested or required to include such Financial Statements in any offering document in connection with a financing contemplated by and to the extent required by Section 23.2(b).

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(c)    Notwithstanding the foregoing, Tenant shall not be obligated (1) to provide information or assistance that would give Landlord or its Affiliates a “competitive” advantage with respect to markets in which Landlord REIT and Tenant or ERI might be competing at any time (it being understood that Landlord shall retain audit rights with respect to such information to the extent required to confirm Tenant’s compliance with the terms of this Lease (and Landlord, PropCo 1, PropCo or Landlord REIT shall be permitted to comply with Securities Exchange Commission, Internal Revenue Service and other legal and regulatory requirements with regard to such information) and provided that appropriate measures are in place to ensure that only Landlord’s auditors and attorneys (and not Landlord or Landlord REIT or any other direct or indirect parent company of Landlord) are provided access to such information) or (2) to provide information that is subject to the quality assurance immunity or is subject to attorney-client privilege or the attorney work product doctrine.

(d)    For purposes of this Section 23.1, the terms “ERI”, “CEOC”, “PropCo 1”, “PropCo” and “Landlord REIT” shall mean, in each instance, each of such parties and their respective successors and permitted assigns.

(e)    Tenant shall provide Landlord copies of the monthly accounting and yearly summations that are sent by Tenant to the Mayor of the City of Chester and County of Delaware pursuant to Section 2 of that certain (i) Amended and Restated Additional Consideration Payment Method Agreement dated October 1, 2011 among the City of Chester, the Redevelopment Authority of the County of Delaware and Harrah’s Chester Downs Investment Company, LLC f/k/a Chester Downs and Marina, LLC, Harrah’s Chester Downs Investment Company, LLC, Harrah’s Chester Downs Management Company, LLC and Harrah’s Operating Company, Inc. and (ii) Amended and Restated Additional Consideration Payment Method Agreement dated October 1, 2011 among the County of Delaware, the Redevelopment Authority of the County of Delaware and Harrah’s Chester Downs Investment Company, LLC f/k/a Chester Downs and Marina, LLC, Harrah’s Chester Downs Investment Company, LLC, Harrah’s Chester Downs Management Company, LLC and Harrah’s Operating Company, Inc., reasonably promptly after Tenant provides the same to the Mayor of the City of Chester and the County of Delaware, as the case may be.

(f)    Tenant shall provide Landlord with copies of any and all material communications provided or received by Tenant or its Affiliates under or pursuant to the HNO Ground Lease, the HNO GL Operator Agreement or the HNO Operating Contract which relate to (i) an alleged breach or default with respect to the terms of the HNO Ground Lease, the HNO GL Operator Agreement or the HNO Operating Contract, (ii) the purported loss of, inability to reinstate or failure to obtain any Gaming License or any other rights or entitlements held or required to be held by a Tenant Party under any Gaming Regulations applicable to the Leased Property (HNO) or (iii) any other event or circumstance which may have a material adverse effect on the Leased Property (HNO). In addition, Tenant shall provide Landlord with: (1) copies of the reports, statements or other deliverables delivered to NOBC pursuant to Sections 4.2(b), 4.7(d), 14.2(a), 14.2(b)(i), 14.2(b)(ii), 14.2(b)(iv) and 14.2(b)(v) of the HNO Ground Lease; and (2) from time to time upon request from Landlord (but, for so long as no Tenant Event of Default is continuing, no more often than one (1) time during any Fiscal Quarter) evidence of payment of any sums required to be paid pursuant to Article IV of the HNO Ground Lease.

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(g)    Tenant shall, or shall cause ERI or any direct or indirect subsidiary of ERI to, exercise its inspection and audit rights under and pursuant to Section 10.2 of the MTSA upon Landlord’s request. In connection therewith, an independent auditor shall promptly deliver to Tenant and Landlord its detailed calculation of property-level betting & gaming revenues for each applicable property under this Lease. Landlord shall be responsible for all expenses associated with any such exercise of audit rights and preparation of any such calculations. Tenant agrees on behalf of itself and ERI not to permit the MTSA to be amended or modified in a way that adversely affects Landlord’s rights under this clause (g) and clauses (b)(xix) and (b)(xx) above in any material respect as determined in good faith by Landlord.

23.2    SEC Filings; Offering Information.

(a)    Tenant specifically agrees that Landlord, PropCo 1, PropCo or Landlord REIT may file with the SEC or incorporate by reference the Financial Statements referred to in Section 23.1(b)(ii) and (iii) (and Financial Statements referred to in Section 23.1(b)(ii) and (iii) for any prior annual or quarterly periods as required by any Legal Requirements) in Landlord’s, PropCo 1’s PropCo’s or Landlord REIT’s filings made under the Securities Act or the Exchange Act to the extent it is required to do so pursuant to Legal Requirements. In addition, Landlord, PropCo 1, PropCo or Landlord REIT may include, cross-reference or incorporate by reference the Financial Statements (and for any prior annual or quarterly periods as required by any Legal Requirements) and other financial information and such information concerning the operation of the Leased Property (1) which is publicly available or (2) the inclusion of which is approved by Tenant in writing, which approval may not be unreasonably withheld, conditioned or delayed, in offering memoranda or prospectuses or confidential information memoranda, or similar publications or marketing materials, rating agency presentations, investor presentations or disclosure documents in connection with syndications, private placements or public offerings of Landlord’s, PropCo 1’s, PropCo’s or Landlord REIT’s securities or loans. Unless otherwise agreed by Tenant, neither Landlord, PropCo 1, PropCo nor Landlord REIT shall revise or change the wording of information previously publicly disclosed by Tenant and furnished to Landlord, PropCo 1, PropCo or Landlord REIT pursuant to Section 23 or this Section 23.2, and Landlord’s, PropCo 1’s PropCo’s or Landlord REIT’s Form 10-Q or Form 10-K (or amendment or supplemental report filed in connection therewith) shall not disclose the operational results of the Leased Property prior to ERI’s, Tenant’s or its Affiliate’s public disclosure thereof so long as ERI, Tenant or such Affiliate reports such information in a timely manner in compliance with the reporting requirements of the Exchange Act, in any event, no later than ninety (90) days after the end of each Fiscal Year. Landlord agrees to use commercially reasonable efforts to provide a copy of the portion of any public disclosure containing the Financial Statements, or any cross-reference thereto or incorporation by reference thereof (other than cross-references to or incorporation by reference of Financial Statements that were previously publicly filed), or any other financial information or other information concerning the operation of the Leased Property received by Landlord under this Lease, at least two (2) Business Days in advance of any such public disclosure. Without vitiating any other provision of this Lease, the preceding sentence is not intended to restrict Landlord from disclosing such information to any Fee Mortgagee pursuant to the express terms of the Fee Mortgage Documents or in connection with other ordinary course reporting under the Fee Mortgage Documents.

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(b)    Tenant understands that, from time to time, Landlord, PropCo 1, PropCo or Landlord REIT may conduct one or more financings, which financings may involve the participation of placement agents, underwriters, initial purchasers or other persons deemed underwriters under applicable securities law. In connection with any such financings, Tenant shall, upon the request of Landlord, use commercially reasonable efforts to furnish to Landlord, to the extent reasonably requested or required in connection with any such financings, the information referred to in Section 23.1(b), as applicable (subject to Section 23.1(c) as and to the extent applicable) (it being understood that the disclosure of any such information to any such Persons by Landlord shall be subject to Section 41.22 hereof as if such Persons were Representatives hereunder) and in each case including for any prior annual or quarterly periods as required by any Legal Requirements, as promptly as reasonably practicable after the request therefor (taking into account, among other things, the timing of any such request and any Legal Requirements applicable to Tenant, CEOC or ERI at such time). In addition, Tenant shall, upon the request of Landlord, use commercially reasonable efforts to provide Landlord and its Representatives with such management representation letters, comfort letters and consents of applicable certified independent auditors to the inclusion of their reports in applicable financing disclosure documents as may be reasonably requested or required in connection with the sale or registration of securities by Landlord, PropCo 1, PropCo or Landlord REIT. Landlord shall reimburse Tenant, CEOC and ERI, their respective Subsidiaries and their respective Representatives as promptly as reasonably practicable after the request therefor, for any reasonable and actual, documented expenses incurred in connection with any cooperation provided pursuant to this Section 23.2(b) (and, unless any non-compliance with this Lease to more than a de minimis extent is revealed, any exercise by Landlord of audit rights pursuant to Section 23.1(c)) (including, without limitation, reasonable and documented fees and expenses of accountants and attorneys, but excluding, for the avoidance of doubt, any such fees and expenses incurred in the preparation of the Financial Statements). In addition, Landlord shall indemnify and hold harmless Tenant, CEOC and ERI, their respective Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them (collectively, “Losses”) in connection with any cooperation provided pursuant to this Section 23.2(b), except to the extent (i) such Losses were suffered or incurred as a result of the bad faith, gross negligence or willful misconduct of any such indemnified person or (ii) such Losses were caused by any untrue statement or alleged untrue statement of a material fact contained in any Financial Statements delivered by Tenant to Landlord hereunder, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading.

23.3    Landlord Obligations

(a)    Landlord agrees that, upon request of Tenant, it shall from time to time provide such information as may be reasonably requested by Tenant with respect to Landlord’s, PropCo 1’s, PropCo’s and Landlord REIT’s capital structure and/or any financing secured by this Lease or the Leased Property in connection with Tenant’s review of the treatment of this Lease under GAAP.

(b)    Landlord further understands and agrees that, from time to time, Tenant, CEOC, ERI or their respective Affiliates may conduct one or more financings, which financings may involve the participation of placement agents, underwriters, initial purchasers or other persons

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deemed underwriters under applicable securities law. In connection with any such financings, Landlord shall, upon the request of Tenant, use commercially reasonable efforts to furnish to Tenant, to the extent reasonably requested or required in connection with any such financings, the Financial Statements (and for any prior annual or quarterly periods as required by any Legal Requirements), other financial information and cooperation as promptly as reasonably practicable after the request therefor (taking into account, among other things, the timing of any such request and any Legal Requirements applicable to Landlord, PropCo 1, PropCo or Landlord REIT at such time) (it being understood that the disclosure of any such information to any such Persons by Tenant shall be subject to Section 41.22 hereof as if said Persons were Representatives of Tenant hereunder). In addition, Landlord shall, upon the request of Tenant, use commercially reasonable efforts to provide Tenant and its Representatives with such management representation letters, comfort letters and consents of applicable certified independent auditors to the inclusion of their reports in applicable financing disclosure documents as may be reasonably requested or required in connection with the sale or registration of securities by Tenant, CEOC, ERI or any of their respective Affiliates. Tenant shall reimburse Landlord, PropCo 1, PropCo, Landlord REIT, their respective Subsidiaries and their respective Representatives as promptly as reasonably practicable after the request therefor, for any reasonable and actual, documented expenses incurred in connection with any cooperation provided pursuant to this Section 23.3(b) (including, in each case, without limitation, reasonable and documented fees and expenses of accountants and attorneys and allocated costs of internal employees but excluding, for the avoidance of doubt, any such fees, expenses and allocated costs incurred in the preparation of the Financial Statements). In addition, Tenant shall indemnify and hold harmless Landlord, PropCo 1, PropCo, Landlord REIT, their respective Subsidiaries and their respective Representatives from and against any and all Losses in connection with any cooperation provided pursuant to this Section 23.3(b), except to the extent (i) such Losses were suffered or incurred as a result of the bad faith, gross negligence or willful misconduct of any such indemnified person or (ii) such Losses were caused by any untrue statement or alleged untrue statement of a material fact contained in any Financial Statements delivered by Landlord to Tenant hereunder, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading.

(c)    The Financial Statements provided pursuant to Section 23.3(b) shall be prepared in compliance with applicable federal securities laws, including Regulation S-X (and for any prior periods required thereunder), if and to the extent such compliance with federal securities laws, including Regulation S-X (and for any prior periods required thereunder), is required to enable Tenant, CEOC or ERI or their respective Affiliates to (x) file such Financial Statements with the SEC if and to the extent that Tenant, CEOC or ERI is required to file such Financial Statements with the SEC pursuant to Legal Requirements or (y) include such Financial Statements in an offering document if and to the extent that Tenant, CEOC or ERI or their respective affiliates is reasonably requested or required to include such Financial Statements in any offering document in connection with a financing contemplated by and to the extent required by Section 23.3(b).

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ARTICLE XXIV

LANDLORD’S RIGHT TO INSPECT

Upon reasonable advance written notice to Tenant, Tenant shall permit Landlord and its authorized representatives (including any Fee Mortgagee and its representatives) to inspect the Leased Property or any portion thereof during reasonable times (or at such time and with such notice as shall be reasonable in the case of an emergency) (and Tenant shall be permitted to have any such representatives of Landlord accompanied by a representative of Tenant). Landlord shall take reasonable care to minimize disturbance of the operations on the applicable portion of the Leased Property.

ARTICLE XXV

NO WAIVER

No delay, omission or failure by Landlord to insist upon the strict performance of any term hereof or to exercise any right, power or remedy hereunder and no acceptance of full or partial payment of Rent during the continuance of any default or Tenant Event of Default shall impair any such right or constitute a waiver of any such breach or of any such term. No waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

ARTICLE XXVI

REMEDIES CUMULATIVE

To the extent permitted by law, each legal, equitable or contractual right, power and remedy of Landlord now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Landlord of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Landlord of any or all of such other rights, powers and remedies.

ARTICLE XXVII

ACCEPTANCE OF SURRENDER

No surrender to Landlord of this Lease or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord, and no act by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord, shall constitute an acceptance of any such surrender.

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ARTICLE XXVIII

NO MERGER

There shall be no merger of this Lease or of the Leasehold Estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, (i) this Lease or the Leasehold Estate created hereby or any interest in this Lease or such Leasehold Estate and (ii) the fee estate in the Leased Property or any portion thereof. If Landlord or any Affiliate of Landlord shall purchase any fee or other interest in the Leased Property or any portion thereof that is superior to the interest of Landlord, then the estate of Landlord and such superior interest shall not merge.

ARTICLE XXIX

29.1    Tenant Use of Las Vegas Land Assemblage. Notwithstanding anything herein to the contrary, Tenant shall be required to obtain the written consent of Landlord prior to commencing any Work in connection with any material development of the portion of the Leased Property known as the “Las Vegas land assemblage” and more particularly described on Exhibit F attached hereto (the “Las Vegas Land Assemblage”), provided, however, that the following shall not require Landlord’s consent: (x) Preliminary Studies and permitting (provided that such permitting does not change the zoning with respect to such Leased Property or otherwise have a permanent or adverse impact on such Leased Property) in preparation for such Work, (y) improvements to address drainage issues with respect to such Leased Property as and to the extent requested by governmental authorities, and (z) any use of such Leased Property or any portion thereof (i) that is for a duration of less than six (6) months, (ii) that does not involve construction of permanent improvements or any Work of a permanent nature or otherwise have a permanent adverse impact on such Leased Property, and (iii) provided, that, promptly following completion of such use, Tenant restores such Leased Property to substantially its state prior to such use (“Short Term Projects”). Upon Landlord’s request, Tenant shall furnish Landlord with such information as Landlord may reasonably request with respect to any Short Term Projects.

29.2    Tenant Acquisition of Las Vegas Land Assemblage

(a)    During the Term, Tenant shall have the option to elect, in its sole discretion, to purchase from Landlord any one or more of the six (6) parcels comprising the Las Vegas Land Assemblage (such parcels, the “Cluster Parcels” and each, a “Cluster Parcel”; the Cluster Parcels are more particularly described on Schedule 8 annexed hereto) at a price equal to the Appraisal Price, in accordance with the following:

(i)    If Tenant desires to elect such option, then Tenant shall provide written notice of such election to Landlord (the “Cluster Parcel Notice”), which Cluster Parcel Notice shall set forth the Cluster Parcel(s) that Tenant wishes to acquire and the then current Appraisal Price applicable thereto;

(ii)    the applicable Cluster Parcel(s) shall be sold in its(their) then-current, as-is, with all faults conditions and without any representation or warranty, express or implied, whatsoever, except that the conveyance shall be by a grant, bargain and sale

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deed (subject to clause (vi) below, and, provided, that at either Party’s election, the applicable fee owning Landlord entity may, within the two (2)-day period prior to closing, convey the fee interest in such Cluster Parcel(s) to a newly created subsidiary of such fee owning Landlord entity, and convey the interest in such entity to Tenant (or its designee), in which event the applicable fee owning Landlord entity shall provide reasonable and customary representations with respect to title to such subsidiary);

(iii)    to the extent that a Casualty Event has occurred that affects the applicable Cluster Parcel(s) that are the subject of the Cluster Parcel Notice, Tenant shall from and after the applicable Cluster Closing Date be entitled to all property insurance proceeds (including any such proceeds received before the applicable Cluster Closing Date with respect to such Casualty Event that have not yet been applied) (if any) with respect to such Cluster Parcel(s) arising from such Casualty Event;

(iv)    the condition of title of such Cluster Parcel(s) shall be the same as shown on the owner’s policy of title insurance as of the Commencement Date, with such additional covenants, conditions, restrictions, easements and other matters that have been approved, or have been created by or through, Tenant (or anyone acting for or on behalf of Tenant or anyone acting for or on behalf of anyone holding through or under Tenant) or that otherwise arise in accordance with the terms of, or are permitted by, this Lease or as may otherwise be agreed to in writing by Landlord and Tenant;

(v)    the closing of the sale of such Cluster Parcel(s) (the “Cluster Closing Date”) shall occur upon or prior to the date that is ninety (90) days following the date Tenant delivers such Cluster Parcel Notice (subject to extension as reasonably required to effectuate removal or discharge of any Required Removal Exceptions); and

(vi)    Landlord shall be required to remove, at or prior to closing of the purchase of such Cluster Parcel(s), the following (“Required Removal Exceptions”): (x) all Fee Mortgage Documents that encumber such Cluster Parcel(s), including mortgages, deeds of trust, deeds to secure debt or other security documents that encumber such Cluster Parcel(s) or any portion thereof and related UCC filings and assignment of leases and rents and other evidence of indebtedness of Landlord or its Affiliates that encumber the same; and (y) the following, so long as they are (A) not caused by the acts or omissions of Tenant or anyone holding through or under Tenant (or anyone acting for or on behalf of Tenant or anyone holding through or under Tenant) or consented to by Tenant or (B) not required to be removed, cured or discharged by Tenant under this Lease: liens or encumbrances encumbering such Cluster Parcels that result from (i) the acts of Landlord, except if such actions are the result of Tenant’s failure to act (which failure to act is a violation of this Lease) or (ii) the omissions of Landlord where Landlord is required to act pursuant to this Lease or the applicable document or Legal Requirement giving rise to such lien or encumbrance, and Tenant is not required to act pursuant to this Lease.

(b)    Within thirty (30) days following the Fourth Amendment Date, Landlord and Tenant agree to conduct an Expert Valuation Process pursuant to Section 34.1 hereof (except, however, for purposes of this Section 29.2(b), the fifteen (15) day good faith negotiating period contemplated by Section 34.1 hereof shall not apply), by which to determine the Fair Market

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Ownership Value of each of the Cluster Parcels, valued as of such thirtieth (30th) date (the “First Appraisal Date”; each succeeding three (3) year anniversary of the First Appraisal Date, a “Subsequent Appraisal Date”; the First Appraisal Date and each Subsequent Appraisal Date, collectively and individually as the context may require, an “Appraisal Date”). The Fair Market Ownership Value for each of the Cluster Parcels derived through such process is (subject to the next succeeding portion of this Section 29.2(b)) referred to herein as the “Appraisal Price”. Within three (3) years after the First Appraisal Date (and within three (3) years after each Appraisal Date thereafter, and in any event, prior to the Cluster Closing Date with respect to any Cluster Parcel(s) if such Cluster Closing Date occurs more than three (3) years after the then most recent Appraisal Date for which an Expert Valuation Process was conducted) the Parties shall again conduct an Expert Valuation Process for all then-remaining, unsold Cluster Parcels (if any) by which to determine an updated Fair Market Ownership Value for all such then-remaining, unsold Cluster Parcels(s). Either Party may commence any such Expert Appraisal Process by written notice to the other Party within the period of three (3) months prior to each applicable Appraisal Date. The Fair Market Ownership Value for each such then-remaining, unsold Cluster Parcel derived through such process shall, upon completion of such process (and until completion of each successive subsequent process performed under this Section 29.2(b)), be deemed to be the “Appraisal Price” hereunder.

(c)    Upon the closing of the acquisition of any Cluster Parcel(s) in accordance with this Section 29.2 (subject to Section 10.4), this Lease shall be terminated with respect to such Cluster Parcel(s) and such Cluster Parcel(s) shall cease to constitute Leased Property for all purposes hereof (and the Guaranty shall automatically, and without further action by any party, cease to apply with respect to any Obligations (as defined in the Guaranty) with respect to such Cluster Parcel(s) to the extent arising from and after the effective date of such closing (it being understood that any such Obligations arising prior to the effective date of such closing shall not be terminated, limited or affected by or upon such closing)), and without limiting the foregoing, Section 29.1 shall cease to apply to such Cluster Parcel(s), such that Tenant or its Affiliates (and their successors and assigns) may improve or otherwise develop each such Cluster Parcel as Tenant or such Affiliate (or their successors and assigns) desire in their sole and absolute discretion and without any restriction hereunder (subject to Section 10.4 so long as Tenant or its Affiliates own such Cluster Parcel(s)).

ARTICLE XXX

QUIET ENJOYMENT

So long as no Tenant Event of Default shall have occurred and be continuing, Tenant shall peaceably and quietly have, hold and enjoy the Leased Property for the Term, free of any claim or other action by Landlord or anyone claiming by, through or under Landlord, but subject (i) to the provisions, terms and conditions of this Lease, and (ii) to all liens and encumbrances existing as of the Commencement Date (or with respect to the Chester Property, as of the Fourth Amendment Date or with respect to the Fifth Amendment Additional Property, as of the Fifth Amendment Date), or thereafter as provided for in this Lease or consented to by Tenant. No failure by Landlord to comply with the foregoing covenant shall give Tenant any right to cancel or terminate this Lease or abate, reduce or make a deduction from or offset against the Rent or any other sum payable under this Lease, or to fail to perform any other obligation of Tenant hereunder. Notwithstanding

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the foregoing, Tenant shall have the right, by separate and independent action to pursue any claim it may have against Landlord as a result of a breach by Landlord of the covenant of quiet enjoyment contained in this Article XXX.

ARTICLE XXXI

LANDLORD FINANCING

31.1    Landlord’s Financing.

(a)    Without the consent of Tenant (but subject to the remainder of this Section 31.1), Landlord may from time to time, directly or indirectly, create or otherwise cause to exist any Fee Mortgage upon (i) all of the Leased Property (other than de minimis portions thereof that are not capable of being assigned or transferred) or (ii) all of the Leased Property in respect of any individual Facility (or Facilities) (other than de minimis portions thereof that are not capable of being assigned or transferred) (or upon interests in Landlord (or the applicable fee owning Landlord entity with respect to an individual Facility) which are pledged pursuant to a mezzanine loan or similar financing arrangement). This Lease is and at all times shall be subordinate to any Existing Fee Mortgage and any other Fee Mortgage which may hereafter affect the Leased Property or any portion thereof or interest therein and in each case to all renewals, modifications, consolidations, replacements, restatements and extensions thereof or any parts or portions thereof; provided, however, that the subordination of this Lease and Tenant’s leasehold interest hereunder to any new Fee Mortgage hereafter made, shall be conditioned upon the execution and delivery to Tenant by the respective Fee Mortgagee of a commercially reasonable subordination, nondisturbance and attornment agreement, which will bind Tenant and such Fee Mortgagee and its successors and assigns as well as any Person who acquires any portion of the Leased Property in a foreclosure or similar proceeding or in a transfer in lieu of any such foreclosure or a successor owner of the Leased Property (each, a “Foreclosure Purchaser”) and which shall provide, among other things, that so long as there is no outstanding and continuing Tenant Event of Default under this Lease (or, if there is a continuing Tenant Event of Default, subject to the rights granted to a Permitted Leasehold Mortgagee as expressly set forth in this Lease), the holder of such Fee Mortgage, and any Foreclosure Purchaser shall not disturb Tenant’s leasehold interest or possession of the Leased Property, subject to and in accordance with the terms hereof, and shall give effect to this Lease, including, but not limited to, the provisions of Article XVII which benefit any Permitted Leasehold Mortgagee (as if such Fee Mortgagee or Foreclosure Purchaser were the landlord under this Lease (it being understood that if a Tenant Event of Default has occurred and is continuing at such time, such parties shall be subject to the terms and provisions hereof concerning the exercise of rights and remedies upon such Tenant Event of Default including the provisions of Articles XVI, XVII and XXVI)). In connection with the foregoing and at the request of Landlord, Tenant shall promptly execute a subordination, nondisturbance and attornment agreement that contains commercially reasonable provisions, terms and conditions, in all events complying with this Section 31.1 (it being understood that a subordination, non-disturbance and attornment agreement substantially in the form executed by JCC, Harrah’s New Orleans LLC and the Fee Mortgagee under the Existing Fee Mortgage with respect to the Leased Property (HNO) as of the Fifth Amendment Date (a copy of which is attached as Exhibit O hereto) shall be deemed to satisfy this Section).

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(b)    If, in connection with obtaining any Fee Mortgage or entering into any agreement relating thereto, Landlord shall request in writing (i) reasonable cooperation from Tenant or (ii) reasonable amendments or modifications to this Lease, in each case required to comply with any reasonable request made by Fee Mortgagee, Tenant shall reasonably cooperate with such request, so long as (I) no default in any material respect by Landlord beyond applicable cure periods is continuing, (II) all reasonable documented out-of-pocket costs and expenses incurred by Tenant in connection with such cooperation, including, but not limited to, its reasonable documented attorneys’ fees, shall be paid by Landlord and (III) any requested action, including any amendments or modification of this Lease, shall not (a) increase Tenant’s monetary obligations under this Lease by more than a de minimis extent, or increase Tenant’s non-monetary obligations under this Lease in any material respect or decrease Landlord’s obligations in any material respect, (b) diminish Tenant’s rights under this Lease in any material respect, (c) adversely impact the value of the Leased Property by more than a de minimis extent or otherwise have a more than de minimis adverse effect on the Leased Property, Tenant or Landlord, (d) result in this Lease not constituting a “true lease”, or (e) result in a default under any Permitted Leasehold Mortgage. The foregoing is not intended to vitiate or supersede the provisions, terms and conditions of Section 31.1 hereof.

(c)    To secure Landlord’s obligations under any Fee Mortgage, including the Existing Fee Mortgage, Landlord shall have the right to collaterally assign to Fee Mortgagee, all rights title and interest of Landlord in and under this Lease.

31.2    Attornment. If either (a) Landlord’s interest in the Leased Property or any portion thereof or interest therein is sold, conveyed or terminated upon the exercise of any remedy provided for in any Fee Mortgage Documents (or in lieu of such exercise) or (b) equity interests in Landlord are sold or conveyed upon the exercise of any remedy provided for in any Fee Mortgage Documents (or in lieu of such exercise), or otherwise by operation of law, then, at the request and option of the new owner or superior lessor, as the case may be, Tenant shall attorn to and recognize the new owner or superior lessor as Tenant’s “landlord” under, and on the terms and conditions set forth in, this Lease.

31.3    Compliance with Fee Mortgage Documents.

(a)    Tenant acknowledges that any Fee Mortgage Documents executed by Landlord or any Affiliate of Landlord may impose certain obligations on the “borrower” or other counterparty thereunder to comply with, or cause the operator and/or lessee of the Leased Property to comply with, certain reasonable covenants contained therein, including, without limitation, covenants relating to (i) the alteration, maintenance, repair and restoration of the Leased Property; (ii) maintenance and submission of financial records and accounts of the operation of the Leased Property and financial and other information regarding the operator and/or lessee of the Leased Property and the Leased Property itself and other portions of the Facilities; (iii) the procurement of insurance policies with respect to the Leased Property; (iv) removal of liens and encumbrances; (v) subleasing, management and related activities; and (vi) without limiting the foregoing, compliance with all applicable Legal Requirements (including Gaming Regulations) relating to the Leased Property and the operation of the business thereon or therein. From and after the date any Fee Mortgage encumbers the Leased Property (or any portion thereof or interest therein) and Landlord has provided Tenant with true and complete copies thereof and, if Landlord elects, of

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any applicable Fee Mortgage Documents (for informational purposes only, but not for Tenant’s approval), accompanied by a written request for Tenant to comply with the Additional Fee Mortgagee Requirements (hereinafter defined) (which request shall expressly reference this Section 31.3 and expressly identify the Fee Mortgage Documents and sections thereof containing the Additional Fee Mortgagee Requirements), and continuing until the first to occur of (1) such Fee Mortgage Documents ceasing to remain in full force and effect by reason of satisfaction in full of the indebtedness thereunder or foreclosure or similar exercise of remedies or otherwise, (2) the Expiration Date, (3) such time as Tenant’s compliance with the Additional Fee Mortgagee Requirements would constitute or give rise to a breach or violation of (x) this Lease, not waived by Landlord, (y) Legal Requirements (including Gaming Regulations and Liquor Laws), or (z) any Permitted Leasehold Mortgage (not waived by the applicable Permitted Leasehold Mortgagee), provided, however, with respect to this clause (z), (I) Tenant shall not be relieved of its obligation to comply with (A) the terms of the Additional Fee Mortgagee Requirements in effect as of the Commencement Date (whether embodied in the Existing Fee Mortgage or related Fee Mortgage Documents or in any future Fee Mortgage or related Fee Mortgage Documents containing the applicable corresponding terms), nor (B) unless the applicable terms of the Permitted Leasehold Mortgage were customary at the time entered into, any Additional Fee Mortgagee Requirements (other than any Additional Fee Mortgagee Requirements covered under the preceding clause (A)) in effect as of the time when the Permitted Leasehold Mortgage was obtained, and (II) such Permitted Leasehold Mortgage shall have been entered into by Tenant without any intent to vitiate or supersede the terms of any applicable Additional Fee Mortgagee Requirements, and (4) Tenant receives written direction from Landlord, any Fee Mortgagee or any governmental authority requesting or instructing Tenant to cease complying with the Additional Fee Mortgagee Requirements, (provided, prior to ceasing compliance with any Additional Fee Mortgagee Requirements under the preceding clauses (3) and (4), Tenant shall first provide Landlord with prior written notice together with, (x) if acting pursuant to clause (3), reasonably detailed materials evidencing that such compliance constitutes such a breach, and (y) if acting pursuant to clause (4), a copy of the applicable communication(s) from such Fee Mortgagee or governmental authority, as applicable, and Tenant shall in such event only cease compliance with the specific Additional Fee Mortgagee Requirements in question under clause (3) or that are covered by the written direction under clause (4), as applicable), Tenant covenants and agrees, at its sole cost and expense and for the express benefit of Landlord (and not, for the avoidance of doubt, any Fee Mortgagee, which shall not be construed to be a third party beneficiary of this Lease, provided, however, this parenthetical provision is not intended to vitiate Tenant’s obligation to perform any or all of the Additional Fee Mortgagee Requirements directly for the benefit of any Fee Mortgagee as and to the extent agreed to by Tenant in an agreement entered into directly between Tenant and such Fee Mortgagee), to operate the Leased Property (or cause the Leased Property to be operated) in compliance with the Additional Fee Mortgagee Requirements of which it has received written notice. For the avoidance of doubt, notwithstanding anything to the contrary herein, Tenant shall not be required to comply with and shall not have any other obligations with respect to any terms or conditions of, or amendments or modifications to, any Fee Mortgage or other Fee Mortgage Documents that do not constitute Additional Fee Mortgagee Requirements; provided, however, that the foregoing shall not be deemed to release Tenant from its obligations under this Lease that do not derive from the Fee Mortgage Documents, whether or not such obligations are duplicative of those set forth in the Fee Mortgage Documents.

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(b)    As used herein, “Additional Fee Mortgagee Requirements” means those customary requirements as to the operation of the Leased Property and the business thereon or therein which the Fee Mortgage Documents impose (x) directly upon, or require Landlord (or Landlord’s Affiliate borrower thereunder) to impose upon, the tenant(s) and/or operator(s) of the Leased Property or (y) directly upon Landlord, but which, by reason of the nature of the obligation(s) imposed and the nature of Tenant’s occupancy and operation of the Leased Property and the business conducted thereupon, are not reasonably susceptible of being performed by Landlord and are reasonably susceptible of being performed by Tenant (excluding, for the avoidance of doubt, payment of any indebtedness or other obligations evidenced or secured thereby) and, except with respect to the Existing Fee Mortgage (of which Tenant is deemed to have received written notice (without giving effect to any amendments, modifications or supplements after the Fifth Amendment Date)) of which Tenant has received written notice; provided, however, that, notwithstanding the foregoing, Additional Fee Mortgagee Requirements shall not include or impose on Tenant (and Tenant will not be subject to) obligations which (i) are not customary for the type of financing provided under the applicable Fee Mortgage Documents, (ii) increase Tenant’s monetary obligations under this Lease to more than a de minimis extent (it being agreed that making payments otherwise payable to Landlord into a “lockbox” account designated by a Fee Mortgagee shall not be deemed to increase Tenant’s monetary obligations under the Lease), (iii) increase Tenant’s non-monetary obligations under this Lease in any material respect (it being agreed that making payments otherwise payable to Landlord into a “lockbox” account designated by a Fee Mortgagee shall not be deemed to increase Tenant’s non-monetary obligations under the Lease), (iv) diminish Tenant’s rights under this Lease in any material respect or (v) restrict Tenant’s ability to assign, sell, sublet, sub-sublet or transfer this Lease, Tenant’s Leasehold Estate, any Facility or Tenant’s Property, in each case, as otherwise expressly permitted under this Lease, to more than a de minimis extent, or restrict Tenant’s ability to effectuate an L1/L2 Transfer and/or a Permitted Facility Sublease as otherwise expressly permitted under this Lease.

(c)    Any proposed implementation of any additional financial covenants (i.e., a requirement that Tenant must meet certain specified performance tests of a financial nature, e.g., meeting a threshold EBITDAR, Net Revenue, financial ratio or similar test) that are imposed on Tenant shall not constitute Additional Fee Mortgagee Requirements (it being understood that Landlord may agree to such financial covenants being imposed in any Fee Mortgage Documents so long as such financial covenants will not impose additional obligations on Tenant to comply therewith). For the avoidance of doubt, Additional Fee Mortgagee Requirements may include (to the extent consistent with the foregoing definition of Additional Fee Mortgagee Requirements) requirements of Tenant to:

(i)    make Rent payments into “lockbox accounts” maintained for the benefit of Fee Mortgagee; and/or

(ii)    subject to this Section 31.3, perform other actions consistent with the obligations described in the first sentence of this Section 31.3.

(d)    In the event Tenant breaches its obligations to comply with Additional Fee Mortgagee Requirements as described herein (without regard to any notice or cure period under the Fee Mortgage Documents and without regard to whether a default or event of default has occurred as a result thereof under the Fee Mortgage Documents), Landlord shall have the right,

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following the failure of Tenant to cure such breach within twenty (20) days from receipt of written notice to Tenant from Landlord of such breach (except to the extent the breach is of a nature such that it is not practicable for Landlord to provide such prior written notice, in which event Landlord shall provide written notice as soon as practicable), to cure such breach, in which event Tenant shall reimburse Landlord for Landlord’s reasonable costs and expenses incurred in connection with curing such breach.

(e)    To the extent of any conflict between the terms and provisions of any agreement to which Landlord, Tenant and Fee Mortgagee are parties and the terms and provisions of this Section 31.3, the terms and provisions of such agreement shall govern and control in accordance with its terms.

ARTICLE XXXII

ENVIRONMENTAL COMPLIANCE

32.1    Hazardous Substances. Tenant shall not allow any Hazardous Substance to be located in, on, under or about the Leased Property or any portion thereof or incorporated into any Facility; provided however that Hazardous Substances may be (i) brought, kept, used or disposed of in, on or about the Leased Property in quantities and for purposes similar to those brought, kept, used or disposed of in, on or about similar facilities used for purposes similar to the Primary Intended Use or in connection with the construction of facilities similar to the Leased Property and (ii) disposed of in strict compliance with Legal Requirements (other than Gaming Regulations). Tenant shall not allow the Leased Property or any portion thereof to be used as a waste disposal site or for the manufacturing, handling, storage, distribution or disposal of any Hazardous Substance other than in the ordinary course of the business conducted at the Leased Property and in compliance with applicable Legal Requirements (other than Gaming Regulations).

32.2    Notices. Tenant or Landlord, as applicable, shall provide to the other party, as soon as reasonably practicable but in no event later than fifteen (15) days after Tenant’s or Landlord’s, as applicable, receipt thereof, a copy of any notice, notification or request for information with respect to, (i) any violation of a Legal Requirement (other than Gaming Regulations) relating to, or Release of, Hazardous Substances located in, on, or under the Leased Property or any portion thereof or any adjacent property; (ii) any enforcement, cleanup, removal, or other governmental or regulatory action instituted, completed or threatened in writing with respect to the Leased Property or any portion thereof; (iii) any material claim made or threatened in writing by any Person against Tenant, Landlord or the Leased Property or any portion thereof relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from or claimed to result from any Hazardous Substance; and (iv) any reports made to any federal, state or local environmental agency arising out of or in connection with any Hazardous Substance in, on, under or removed from the Leased Property or any portion thereof, including any written complaints, notices, warnings or assertions of violations in connection therewith.

32.3    Remediation. If either Landlord or Tenant becomes aware of a violation of any Legal Requirement (other than Gaming Regulations) relating to any Hazardous Substance in, on, under or about the Leased Property or any portion thereof or any adjacent property, or if Tenant, Landlord or the Leased Property or any portion thereof becomes subject to any order of any federal,

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state or local agency to repair, close, detoxify, decontaminate or otherwise remediate the Leased Property, Landlord or Tenant, as applicable, shall promptly notify the other party of such event and, at Tenant’s sole cost and expense, Tenant shall cure such violation or effect such repair, closure, detoxification, decontamination or other remediation. If Tenant fails to diligently pursue, implement and complete any such cure, repair, closure, detoxification, decontamination or other remediation, which failure continues after notice and expiration of applicable cure periods, Landlord shall have the right, but not the obligation, to carry out such action and to recover from Tenant all of Landlord’s costs and expenses incurred in connection therewith.

32.4    Indemnity. Each of the Persons comprising Tenant shall jointly and severally indemnify, defend, protect, save, hold harmless, and reimburse Landlord or any Affiliate of Landlord for, from and against any and all actual out-of-pocket costs, losses (including, losses of use or economic benefit or diminution in value), liabilities, damages, assessments, lawsuits, deficiencies, demands, claims and expenses (collectively, “Environmental Costs”) (whether or not arising out of third party claims and regardless of whether liability without fault is imposed, or sought to be imposed, on Landlord) incurred in connection with, arising out of, resulting from or incident to, directly or indirectly, in each case before or during (but not if first occurring after) the Term (i) the production, use, generation, storage, treatment, transporting, disposal, discharge, Release or other handling or disposition of any Hazardous Substances from, in, on or under the Leased Property or any portion thereof (collectively, “Handling”), including the effects of such Handling of any Hazardous Substances on any Person or property within or outside the boundaries of the Leased Property, (ii) the presence of any Hazardous Substances in, on or under the Leased Property and (iii) the violation of any Environmental Law. “Environmental Costs” include interest, costs of response, removal, remedial action, containment, cleanup, investigation, design, engineering and construction, damages (including actual and consequential damages) for personal injuries and for injury to, destruction of or loss of property or natural resources, relocation or replacement costs, penalties, fines, charges or expenses, reasonable attorney’s fees, reasonable expert fees, reasonable consultation fees, and court costs, and all amounts paid in investigating, defending or settling any of the foregoing, as applicable. Tenant’s indemnity hereunder shall survive the termination of this Lease, but in no event shall Tenant’s indemnity apply to Environmental Costs incurred in connection with, arising out of, resulting from or incident to matters first occurring after the later of (x) the end of the Term and (y) the date upon which Tenant shall have vacated the Leased Property and surrendered the same to Landlord, in each case to the extent such matters are not or were not caused by the acts or omissions of Tenant in breach of this Lease.

Without limiting the scope or generality of the foregoing, Tenant expressly agrees that, in the event of a breach by Tenant in its obligations under Sections 32.1 through 32.3 that is not cured within any applicable cure period, Tenant shall reimburse Landlord for any and all reasonable costs and expenses incurred by Landlord in connection with, arising out of, resulting from or incident to (directly or indirectly, before or during (but not if first occurring after) the Term) the following:

(a)    investigating any and all matters relating to the Handling of any Hazardous Substances, in, on, from or under the Leased Property or any portion thereof;

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(b)    bringing the Leased Property into compliance with all Legal Requirements, and

(c)    removing, treating, storing, transporting, cleaning-up and/or disposing of any Hazardous Substances used, stored, generated, released or disposed of in, on, from, under or about the Leased Property or off-site other than in the ordinary course of the business conducted at the Leased Property and in compliance with applicable Legal Requirements.

If any claim is made by Landlord for reimbursement for Environmental Costs incurred by it hereunder, Tenant agrees to pay such claim promptly, and in any event to pay such claim within sixty (60) calendar days after receipt by Tenant of written notice thereof and any amount not so paid within such sixty (60) calendar day period shall bear interest at the Overdue Rate from the date due to the date paid in full.

32.5    Environmental Inspections. In the event Landlord has a reasonable basis to believe that Tenant is in breach of its obligations under Sections 32.1 through 32.4, Landlord shall have the right, from time to time, during normal business hours and upon not less than five (5) Business Days written notice to Tenant (except in the case of an emergency that constitutes an imminent threat to human health or safety or damage to property, in which event Landlord shall undertake reasonable efforts to notify a representative of Tenant as soon as practicable under the circumstances), to conduct an inspection of the Leased Property or any portion thereof (and Tenant shall be permitted to have Landlord or its representatives accompanied by a representative of Tenant) to determine the existence or presence of Hazardous Substances on or about the Leased Property or any portion thereof. In the event Landlord has a reasonable basis to believe that Tenant is in breach of its obligations under Sections 32.1 through 32.4, Landlord shall have the right to enter and inspect the Leased Property or any portion thereof, conduct any testing, sampling and analyses it reasonably deems necessary and shall have the right to inspect materials brought into the Leased Property or any portion thereof. Landlord may, in its discretion, retain experts to conduct the inspection, perform the tests referred to herein, and to prepare a written report in connection therewith if Landlord has a reasonable basis to believe that Tenant is in breach of its obligations under Sections 32.1 through 32.4. All costs and expenses incurred by Landlord under this Section 32.6 shall be the responsibility of Landlord, except solely to the extent Tenant has breached its obligations under Sections 32.1 through 32.5, in which event such reasonable costs and expenses shall be paid by Tenant to Landlord as provided in Section 32.4. Failure to conduct an environmental inspection or to detect unfavorable conditions if such inspection is conducted shall in no fashion constitute a release of any liability for environmental conditions subsequently determined to be associated with or to have occurred during Tenant’s tenancy. Tenant shall remain liable for any environmental condition related to or having occurred during its tenancy regardless of when such conditions are discovered and regardless of whether or not Landlord conducts an environmental inspection at the termination of this Lease. The obligations set forth in this Article XXXII shall survive the expiration or earlier termination of this Lease but in no event shall Article XXXII apply to matters first occurring after the later of (x) the end of the Term and (y) the date upon which Tenant shall have vacated the Leased Property and surrendered the same to Landlord, in each case to the extent such matters are not or were not caused by the acts or omissions of Tenant in breach of this Lease.

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ARTICLE XXXIII

MEMORANDUM OF LEASE

Landlord and Tenant shall, promptly upon the request of either Party, enter into one or more short form memoranda of this Lease, in form suitable for recording in each county or other applicable location in which the Leased Property is located. Each Party shall bear its own costs in negotiating and finalizing such memoranda, but Tenant shall pay all costs and expenses of recording any such memorandum and shall fully cooperate with Landlord in removing from record any such memorandum upon the Expiration Date.

ARTICLE XXXIV

DISPUTE RESOLUTION

34.1    Expert Valuation Process. Whenever a determination of Fair Market Ownership Value, Fair Market Base Rental Value, Fair Market Rental Value or Fair Market Property Value is required pursuant to any provision of this Lease, and where Landlord and Tenant have not been able to reach agreement on such Fair Market Ownership Value, Fair Market Base Rental Value, Fair Market Rental Value or Fair Market Property Value either (i) with respect to Fair Market Base Rental Value applicable to a Renewal Term, within three hundred seventy (370) days prior to the commencement date of a Renewal Term or (ii) for all other purposes, after at least fifteen (15) days of good faith negotiations, then either Party shall each have the right to seek, upon written notice to the other Party (the “Expert Valuation Notice”), which notice clearly identifies that such Party seeks, to have such Fair Market Ownership Value, Fair Market Base Rental Value, Fair Market Rental Value or Fair Market Property Value determined in accordance with the following Expert Valuation Process:

(a)    Within twenty (20) days of the receiving Party’s receipt of the Expert Valuation Notice, Landlord and Tenant shall provide notice to the other Party of the name, address and other pertinent contact information, and qualifications of its selected appraiser (which appraiser must be an independent qualified MAI appraiser (i.e., a Member of the Appraisal Institute)).

(b)    As soon as practicable following such notice, and in any event within twenty (20) days following their selection, each appraiser shall prepare a written appraisal of Fair Market Ownership Value, Fair Market Base Rental Value, Fair Market Rental Value or Fair Market Property Value (as the case may be) as of the relevant date of valuation, and deliver the same to its respective client. Representatives of the Parties shall then meet and simultaneously exchange copies of such appraisals. Following such exchange, the appraisers shall promptly meet and endeavor to agree upon Fair Market Ownership Value, Fair Market Base Rental Value, Fair Market Rental Value or Fair Market Property Value (as the case may be) based on a written appraisal made by each of them (and given to Landlord by Tenant). If such two (2) appraisers shall agree upon a Fair Market Ownership Value or Fair Market Base Rental Value or Fair Market Property Value, as applicable, such agreed amount shall be binding and conclusive upon Landlord and Tenant.

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(c)    If such two (2) appraisers are unable to agree upon a Fair Market Ownership Value, Fair Market Base Rental Value, Fair Market Rental Value or Fair Market Property Value (as the case may be) within five (5) Business Days after the exchange of appraisals as aforesaid, then such appraisers shall advise Landlord and Tenant of the same and, within twenty (20) days of the exchange of appraisals, select a third (3rd) appraiser (which third (3rd) appraiser, however selected, must be an independent qualified MAI appraiser) to make the determination of Fair Market Ownership Value, Fair Market Base Rental Value, Fair Market Rental Value or Fair Market Property Value. The selection of the third (3rd) appraiser shall be binding and conclusive upon Landlord and Tenant.

(d)    If such two (2) appraisers shall be unable to agree upon the designation of a third (3rd) appraiser within the twenty (20) day period referred to in clause (c) above, or if such third (3rd) appraiser does not make a determination of Fair Market Ownership Value, Fair Market Base Rental Value, Fair Market Rental Value or Fair Market Property Value (as the case may be) within thirty (30) days after his or her selection, then such third (3rd) appraiser (or a substituted third (3rd) appraiser, as applicable) shall, at the request of either Party, be appointed by the Appointing Authority and such appointment shall be final and binding on Landlord and Tenant. The determination of Fair Market Ownership Value, Fair Market Base Rental Value, Fair Market Rental Value or Fair Market Property Value (as the case may be) made by the third (3rd) appraiser appointed pursuant hereto shall be made within twenty (20) days after such appointment.

(e)    If a third (3rd) appraiser is selected, Fair Market Ownership Value, Fair Market Base Rental Value, Fair Market Rental Value or Fair Market Property Value (as the case may be) shall be the average of (x) the determination of Fair Market Ownership Value, Fair Market Base Rental Value, Fair Market Rental Value or Fair Market Property Value (as the case may be) made by the third (3rd) appraiser and (y) the determination of Fair Market Ownership Value, Fair Market Base Rental Value, Fair Market Rental Value or Fair Market Property Value (as the case may be) made by the appraiser (selected pursuant to Section 34.1(b)) whose determination of Fair Market Ownership Value, Fair Market Base Rental Value, Fair Market Rental Value or Fair Market Property Value (as the case may be) is nearest to that of the third (3rd) appraiser. Such average shall be binding and conclusive upon Landlord and Tenant as being the Fair Market Ownership Value, Fair Market Base Rental Value, Fair Market Rental Value or Fair Market Property Value (as the case may be).

(f)    In determining Fair Market Ownership Value of the Leased Property as a whole or any Facility, the appraisers shall (in addition to taking into account the criteria set forth in the definition of “Fair Market Ownership Value”), except in connection with such determination pursuant to Article XXIX, add (i) the present value of the Rent for the remaining Term, assuming the Term has been extended for all Renewal Terms provided herein (with assumed increases in the CPI to be determined by the appraisers) using a discount rate (which may be determined by an investment banker retained by each appraiser) based on the credit worthiness of Tenant and any guarantor of Tenant’s obligations hereunder and (ii) the present value of the Leased Property or Facility as of the end of such Term (assuming the Term has been extended for all Renewal Terms provided herein). The appraisers shall further assume that no default then exists under the Lease, that Tenant has complied (and will comply) with all provisions of the Lease, and that no default exists under any guaranty of Tenant’s obligations hereunder.

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(g)    In determining Fair Market Base Rental Value, the appraisers shall (in addition to the criteria set forth in the definition thereof and of Fair Market Rental Value) take into account: (i) the age, quality and condition (as required by the Lease) of the Improvements; (ii) that the Leased Property or Facility will be leased as a whole or substantially as a whole to a single user; (iii) when determining the Fair Market Base Rental Value for any Renewal Term, a lease term of five (5) years together with such options to renew as then remains hereunder; (iv) an absolute triple net lease; and (v) such other items that professional real estate appraisers customarily consider.

(h)    For the avoidance of doubt, Fair Market Ownership Value of any Cluster Parcel pursuant to Section 29.2 shall be determined as if the applicable Cluster Parcel is vacant, unimproved and free and clear of all encumbrances (including this Lease, but excluding any Required Removal Exceptions) on the basis of the then highest and best use.

(i)    If, by virtue of any delay, Fair Market Base Rental Value is not determined by the first (1st) day of the applicable Renewal Term, then until Fair Market Base Rental Value is determined, Tenant shall continue to pay Rent during the succeeding Renewal Term in the same amount which Tenant was obligated to pay prior to the commencement of the Renewal Term. Upon determination of Fair Market Base Rental Value, Rent shall be calculated retroactive to the commencement of the Renewal Term and Tenant shall either receive a refund from Landlord (in the case of an overpayment) or shall pay any deficiency to Landlord (in the case of an underpayment) within thirty (30) days of the date on which the determination of Fair Market Base Rental Value becomes binding.

(j)    The cost of the procedure described in this Section 34.1 shall be borne equally by the Parties and the Parties will reasonably coordinate payment; provided, that, if Landlord pays such costs, fifty percent (50%) of such costs shall be Additional Charges hereunder and if Tenant pays such costs, fifty percent (50%) of such costs shall be a credit against the next Rent payment hereunder.

34.2    Arbitration. In the event of a dispute with respect to this Lease pursuant to an Arbitration Provision, or in any case when this Lease expressly provides for the settlement or determination of a dispute or question by an Expert pursuant to this Section 34.2 (in any such case, a “Section 34.2 Dispute”) such dispute shall be determined in accordance with an arbitration proceeding as set forth in this Section 34.2.

(a)    Any Section 34.2 Dispute shall be determined by an arbitration panel comprised of three members, each of whom shall be an Expert (the “Arbitration Panel”). No more than one panel member may be with the same firm and no panel member may have an economic interest in the outcome of the arbitration.

The Arbitration Panel shall be selected as set forth in this Section 34.2(b). If a Section 34.2 Dispute arises and if Landlord and Tenant are not able to resolve such dispute after at least fifteen (15) days of good faith negotiations, then either Party shall each have the right to submit the dispute to the Arbitration Panel, upon written notice to the other Party (the “Arbitration Notice”). The Arbitration Notice shall identify one member of the Arbitration Panel who meets the criteria of the above paragraph. Within five (5) Business Days after the receipt of the Arbitration Notice, the

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Party receiving such Arbitration Notice shall respond in writing identifying one member of the Arbitration Panel who meets the criteria of the above paragraph. Such notices shall include the name, address and other pertinent contact information, and qualifications of its member of the Arbitration Panel. If a Party fails to timely select its respective panel member, the other Party may notify such Party in writing of such failure, and if such Party fails to select its respective panel member within three (3) Business Days after receipt of such notice, then such other Party may select and identify to such Party such panel member on such Party’s behalf. The third member of the Arbitration Panel will be selected by the two (2) members of the Arbitration Panel who were selected by Landlord and Tenant; provided, that, if, within five (5) Business Days after they are identified, they fail to select a third member, or if they are unable to agree on such selection, Landlord and Tenant shall cause the third member of the Arbitration Panel to be appointed by the managing officer of the American Arbitration Association.

(b)    Within ten (10) Business Days after the selection of the Arbitration Panel, Landlord and Tenant each shall submit to the Arbitration Panel a written statement identifying its summary of the issues. Landlord and Tenant may also request an evidentiary hearing on the merits in addition to the submission of written statements. The Arbitration Panel shall make its decision within twenty (20) days after the later of (i) the submission of such written statements, and (ii) the conclusion of any evidentiary hearing on the merits. The Arbitration Panel shall reach its decision by majority vote and shall communicate its decision by written notice to Landlord and Tenant.

(c)    The decision by the Arbitration Panel shall be final, binding and conclusive and shall be non-appealable and enforceable in any court having jurisdiction. All hearings and proceedings held by the Arbitration Panel shall take place in New York, New York unless otherwise mutually agreed by the Parties and the Arbitration Panel.

(d)    The resolution procedure described herein shall be governed by the Commercial Rules of the American Arbitration Association and the Procedures for Large, Complex, Commercial Disputes in effect as of the Commencement Date.

(e)    Landlord and Tenant shall bear equally the fees, costs and expenses of the Arbitration Panel in conducting any arbitration described in this Section 34.2.

ARTICLE XXXV

NOTICES

Any notice, request, demand, consent, approval or other communication required or permitted to be given by either Party hereunder to the other Party shall be in writing and shall be sent by registered or certified mail, postage prepaid and return receipt requested, by hand delivery or express courier service, by email transmission or by an overnight express service to the following address:

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To Tenant: c/o Caesars Entertainment, Inc. 100 West Liberty Street, Suite 1150 Reno, NV 89501 Attention: General Counsel Email: equatmann@eldoradoresorts.com	To Landlord: c/o VICI Properties Inc. 535 Madison Avenue, 20th Floor New York, NY 10022 Attention: General Counsel Email: corplaw@viciproperties.com or to such other address as either Party may hereafter designate. Notice shall be deemed to have been given on the date of delivery if such delivery is made on a Business Day, or if not, on the first Business Day after delivery. If delivery is refused, Notice shall be deemed to have been given on the date delivery was first attempted. Notice sent by email shall be deemed given only upon an independent, non-automated confirmation from the recipient acknowledging receipt.

ARTICLE XXXVI

END OF TERM GAMING ASSETS TRANSFER

36.1    Transfer of Tenant’s Gaming Assets and Operational Control of the Leased Property. Upon the written request (an “End of Term Gaming Assets Transfer Notice”) of Landlord either immediately prior to or in connection with the expiration or earlier termination of the Term, or of Tenant in connection with the expiration or earlier termination of this Lease that occurs (i) either on the last date of the Initial Term or the last date of any Renewal Term, or (ii) in the event Landlord exercises its right to terminate this Lease or repossess the Leased Property in accordance with the terms of this Lease and, provided in each of the foregoing clauses (i) or (ii) that Tenant complies with the provisions of Section 36.4, Tenant shall transfer (or cause to be transferred) upon the expiration or termination of the Term, or as soon thereafter as Landlord shall request, the business operations (including, for the avoidance of doubt, all Tenant’s Property relating to each of the Facilities) (such assets, collectively, the “Gaming Assets”) to a successor lessee or operator (or lessees or operators) of the Facilities (collectively, the “Successor Tenant”) designated by Landlord or, if applicable, pursuant to Section 36.3, for consideration to be received by Tenant from the Successor Tenant in an amount negotiated and agreed to by Tenant and the Successor Tenant or, if applicable, determined pursuant to Section 36.3 (the “Gaming Assets FMV”); provided, however, that in the event an End of Term Gaming Assets Transfer Notice is delivered hereunder, then notwithstanding the expiration or earlier termination of the Term, until such time that Tenant transfers the Gaming Assets to a Successor Tenant, Tenant shall (or shall cause its Subsidiaries to) continue to (and Landlord shall permit Tenant to maintain possession of the Leased Property to the extent necessary to) possess and operate the Facilities (provided that Tenant shall not maintain possession of, or operate, the Chester Property hereunder past the date that is twenty-nine (29) years and three hundred sixty-four (364) days after the Fifth Amendment Date) in accordance with the applicable terms of this Lease and the course and manner in which Tenant (or its Subsidiaries) has operated the Facilities prior to the end of the Term (including, but not limited to, the payment of Rent hereunder, which shall be calculated as provided in this Lease, except, that for any period following the last day of the calendar month in which the thirty-fifth (35th) anniversary of the Fifth Amendment Date occurs, the Rent shall be a per annum amount equal to the sum of (A) the amount of the Base Rent hereunder during the Lease Year in which the Expiration Date occurs, multiplied by the Escalator, and increased on each anniversary of the

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Expiration Date to be equal to the Base Rent payable for the immediately preceding year, multiplied by the Escalator, plus (B) the amount of the Variable Rent hereunder during the Lease Year in which the Expiration Date occurs). If Tenant, Landlord and/or a Successor Tenant designated by Landlord cannot agree on the Gaming Assets FMV within a reasonable time not to exceed thirty (30) days after receipt of an End of Term Gaming Assets Transfer Notice hereunder, then such Gaming Assets FMV shall be determined, and Tenant’s transfer of the Gaming Assets to a Successor Tenant in consideration for a payment in such amount shall be determined and transferred, in accordance with the provisions of Section 36.3.

36.2    Transfer of Intellectual Property. The Gaming Assets shall include a two (2) year transition license for Property Specific IP used, or held for use, at or in connection with the Facilities. Without limiting the foregoing, Tenant shall, within thirty (30) days after the delivery of an End of Term Gaming Assets Transfer Notice, deliver to Landlord a copy of all Property Specific Guest Data; provided, however, that Tenant shall have the right to retain and use copies of such data as required by Legal Requirements, including applicable Gaming Regulations.

36.3    Determination of Gaming Assets FMV.

If not effected pursuant to Section 36.1, then the determination of the Gaming Assets FMV and the transfer of the Gaming Assets to a Successor Tenant in consideration for the Gaming Assets FMV shall be effected by (i) first, determining in accordance with Section 36.3(a) the rent that Landlord would be entitled to receive from Successor Tenant assuming a lease term of the greater of (I) the remaining term of this Lease (assuming that this Lease will not have terminated prior to its natural expiration at the end of the final Renewal Term) and (II) the lesser of (x) ten (10) years and (y) eighty percent (80%) of the then remaining useful life of the Leased Property for the highest and best use of the Leased Property (provided, however, with respect to the Chester Property, in no event shall such lease term extend past the date that is twenty-nine (29) years and three hundred sixty-four (364) days from the Fifth Amendment Date) (the “Successor Tenant Rent”) pursuant to a lease agreement containing substantially the same terms and conditions of this Lease (other than, in the case of a new lease at the end of the final Renewal Term, the terms of this Article XXXVI, which will not be included in such new lease), (ii) second, identifying and designating in accordance with the terms of Section 36.3(b), a pool of qualified potential Successor Tenants (each, a “Qualified Successor Tenant”) prepared to lease the Facilities at the Successor Tenant Rent and to bid for the Gaming Assets, and (iii) third, in accordance with the terms of Section 36.3(c), determining the highest price a Qualified Successor Tenant would agree to pay for the Gaming Assets, and setting such highest price as the Gaming Assets FMV in exchange for which Tenant shall be required to transfer the Gaming Assets and Landlord will enter into a lease with such Qualified Successor Tenant on substantially the same terms and conditions of this Lease (other than, in the case of a new lease at the end of the final Renewal Term, the terms of this Article XXXVI, which will not be included in such new lease) through (I) the remaining term of this Lease (assuming that this Lease will not have terminated prior to its natural expiration at the end of the final Renewal Term) or (II) the lesser of (x) ten (10) years and (y) eighty percent (80%) of the then remaining useful life of the Leased Property, whichever of (I) or (II) is greater (provided, however, with respect to the Chester Property, in no event shall such lease term extend past the date that is twenty-nine (29) years and three hundred sixty-four (364) days from the Fifth Amendment Date), for a rent calculated pursuant to Section 36.3(a) hereof. Notwithstanding anything in the contrary in this Article XXXVI, the transfer of the Gaming Assets will be

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conditioned upon the approval of the applicable regulatory agencies of the transfer of the Gaming Licenses and any other gaming assets to the Successor Tenant and/or the issuance of new gaming licenses as required by applicable Gaming Regulations and the relevant regulatory agencies both with respect to operating and suitability criterion, as the case may be.

(a)    Determining Successor Tenant Rent. Landlord and Tenant shall first attempt to agree on the amount of Successor Tenant Rent that it will be assumed Landlord will be entitled to receive for a term of the greater of (I) the remaining term of this Lease (assuming that this Lease will not have terminated prior to its natural expiration at the end of the final Renewal Term) and (II) the lesser of (x) ten (10) years and (y) eighty percent (80%) of the then remaining useful life of the Leased Property (provided, however, with respect to the Chester Property, in no event shall such lease term extend past the date that is twenty-nine (29) years and three hundred sixty-four (364) days from the Fifth Amendment Date), and pursuant to a lease containing substantially the same terms and conditions of this Lease (other than, in the case of a new lease at the end of the final Renewal Term, the terms of this Article XXXVI, which will not be included in such new lease). If Landlord and Tenant cannot agree on the Successor Tenant Rent amount within a reasonable time not to exceed sixty (60) days after receipt of an End of Term Gaming Assets Transfer Notice hereunder, then the Successor Tenant Rent shall be set as follows:

(i)    for the period preceding the last day of the calendar month in which the thirty-fifth (35th) anniversary of the Fifth Amendment Date occurs, then the annual Successor Tenant Rent shall be an amount equal to the annual Rent that would have accrued under the terms of this Lease for such period (assuming the Lease will have not been terminated prior to its natural expiration); and

(ii)    for the period following the last day of the calendar month in which the thirty-fifth (35th) anniversary of the Fifth Amendment Date occurs, then the Successor Tenant Rent shall be calculated in the same manner as Rent is calculated under this Lease, provided that if Tenant or an Affiliate of Tenant shall be the Successor Tenant, the Rent shall not be less than the Fair Market Rental Value.

(b)    Designating Potential Successor Tenants. Landlord will select one and Tenant will select three (3) (for a total of up to four (4)) potential Qualified Successor Tenants prepared to lease the Facilities for the Successor Tenant Rent, each of whom must meet the criteria established for a L1 Qualified Transferee (as if the lease of the Facilities to the Qualified Successor Tenant was an L1 Transfer) (and none of whom may be Tenant or an Affiliate of Tenant (it being understood and agreed that there shall be no restriction on Landlord or any Affiliate of Landlord from being a potential Qualified Successor Tenant), except in the case of expiration of the Lease on the last day of the calendar month in which the thirty-fifth (35th) anniversary of the Fifth Amendment Date occurs). Landlord and Tenant must designate their proposed Qualified Successor Tenants within ninety (90) days after receipt of an End of Term Gaming Assets Transfer Notice hereunder. In the event that Landlord or Tenant fails to designate such Party’s allotted number of potential Qualified Successor Tenants, the other Party may designate additional potential Qualified Successor Tenants such that the total number of potential Qualified Successor Tenants does not exceed four; provided that, in the event the total number of potential Qualified Successor Tenants is less than four (4), the transfer process will still proceed as set forth in Section 36.3(c) below.

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(c)    Determining Gaming Assets FMV. Tenant will have a three (3) month period to negotiate an acceptable sales price for the Gaming Assets, with one of the Qualified Successor Tenants, which three (3) month period will commence immediately upon the conclusion of the steps set forth above in Section 36.3(b). If Tenant does not reach an agreement prior to the end of such three (3) month period, Landlord shall conduct an auction for the Gaming Assets among the four potential successor lessees, and Tenant will be required to transfer the Gaming Assets to the highest bidder.

36.4    Operation Transfer. Upon designation of a Successor Tenant by Landlord (pursuant to this Article XXXVI), Tenant shall reasonably cooperate and take all actions reasonably necessary (including providing all reasonable assistance to Successor Tenant) to effectuate the transfer of the Gaming Assets and operational control of the Facilities to Successor Tenant in an orderly manner so as to minimize to the maximum extent feasible any disruption to the continued orderly operation of the Facilities for their respective Primary Intended Use. Concurrently with the transfer of the Gaming Assets to Successor Tenant, (i) Tenant shall assign to Successor Tenant (and Successor Tenant shall assume) any then-effective Subleases or other agreements (to the extent such other agreements are assignable) relating to the Leased Property (provided, that, Tenant shall not assign, and neither Landlord nor any Successor Tenant shall have any obligation to assume, any Permitted Sportsbook Sublease unless it elects, in its sole and absolute discretion, to permit Tenant to assign any Permitted Sportsbook Sublease to it), and (ii) Tenant shall vacate and surrender the Leased Property to Landlord and/or Successor Tenant in the condition required under this Lease. Notwithstanding the expiration or earlier termination of the Term and anything to the contrary herein, to the extent that this Article XXXVI applies, unless Landlord consents to the contrary, until such time that Tenant transfers the Gaming Assets and operational control of the Facilities to a Successor Tenant in accordance with the provisions of this Article XXXVI, Tenant shall (or shall cause its Subsidiaries to) continue to (and Landlord shall permit Tenant to maintain possession of the Leased Property to the extent necessary to) operate the Facilities in accordance with the applicable terms of this Lease and the course and manner in which Tenant (or its Subsidiaries) has operated the Facilities prior to the end of the Term (including, but not limited to, the payment of Rent hereunder at the rate provided in Section 36.1 (and not subject to Article XIX)); provided, however, that Tenant shall have no obligation (unless specifically agreed to by Tenant) to operate the Facilities (or pay any such Rent) under such arrangement for more than two (2) years after the Expiration Date; and provided further, however, that in no event shall Tenant maintain possession of or operate the Chester Property hereunder past the date that is twenty-nine (29) years and three hundred sixty-four (364) days from and after the Fifth Amendment Date. The period of time following the Expiration Date during which Tenant continues to operate the Facilities as described in the preceding sentence is referred to in the Guaranty as a “Transition Period.”

ARTICLE XXXVII

ATTORNEYS’ FEES

If Landlord or Tenant brings an action or other proceeding against the other to enforce or interpret any of the terms, covenants or conditions hereof or any instrument executed pursuant to this Lease, or by reason of any breach or default hereunder or thereunder, the Party substantially prevailing in any such action or proceeding and any appeal thereupon shall be paid all of its costs

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and reasonable documented outside attorneys’ fees incurred therein. In addition to the foregoing and other provisions of this Lease that specifically require Tenant to reimburse, pay or indemnify against Landlord’s attorneys’ fees, Tenant shall pay, as Additional Charges, all of Landlord’s reasonable documented outside attorneys’ fees incurred in connection with the enforcement of this Lease (except to the extent provided above), including reasonable documented attorneys’ fees incurred in connection with the review, negotiation or documentation of any subletting, assignment, or management arrangement or any consent requested in connection with such enforcement, and the collection of past due Rent.

ARTICLE XXXVIII

BROKERS

Tenant warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Tenant shall indemnify, protect, hold harmless and defend Landlord from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Tenant. Landlord warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Landlord shall indemnify, protect, hold harmless and defend Tenant from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Landlord.

ARTICLE XXXIX

ANTI-TERRORISM REPRESENTATIONS

Each Party hereby represents and warrants to the other Party that neither such representing Party nor, to its knowledge, any persons or entities holding any Controlling legal or beneficial interest whatsoever in it are (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury (“OFAC”); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: “List of Specially Designated Nationals and Blocked Persons” (collectively, “Prohibited Persons”). Each Party hereby represents and warrants to the other Party that no funds tendered to such other Party by such tendering Party under the terms of this Lease are or will be directly or indirectly derived from activities that may contravene U.S. federal, state or international laws and regulations, including anti-money laundering laws. Neither Party will during the Term of this Lease knowingly engage in any transactions or dealings, or knowingly be otherwise associated with, any Prohibited Persons in connection with the Leased Property.

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ARTICLE XL

LANDLORD REIT PROTECTIONS

(a)    The Parties intend that Rent and other amounts paid by Tenant hereunder will qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto and this Lease shall be interpreted consistent with this intent. If any Rent hereunder fails to qualify as “rent from real property” within the meaning of Section 856(d) of the Code, the Parties will cooperate in good faith to amend this Lease such that no Rent fails to so qualify, provided that (i) such amendment shall not (w) increase Tenant’s monetary obligations under this Lease by more than a de minimis extent, (x) increase Tenant’s non-monetary obligations under this Lease in any material respect, (y) decrease Landlord’s obligations under this Lease in any material respect or (z) diminish Tenant’s rights under this Lease in any material respect and (ii) Landlord shall reimburse Tenant for all reasonable and actual documented out-of-pocket costs and expenses (including, without limitation, reasonable and actual documented out-of-pocket legal costs and expenses) incurred by Tenant in connection with such amendment.

(b)    Anything contained in this Lease to the contrary notwithstanding, Tenant shall not without Landlord’s advance written consent (i) sublet, assign or enter into a management arrangement for the Leased Property on any basis such that rent or other amounts to be paid by the subtenant, assignee or manager thereunder would be based, in whole or in part, on either (x) the income or profits derived by the business activities of the subtenant, assignee or manager or (y) any other formula such that any portion of any amount received by Landlord could reasonably be expected to cause any portion of the amounts to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto; (ii) furnish or render any services to the subtenant, assignee or manager or manage or operate the Leased Property so subleased, assigned or managed; (iii) sublet, assign or enter into a management arrangement for the Leased Property to any Person (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code, or any similar or successor provision thereto) of Landlord REIT) in which Landlord or PropCo owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Code, or any similar or successor provision thereto); or (iv) sublet, assign or enter into a management arrangement for the Leased Property in any other manner which could reasonably be expected to cause any portion of the amounts received by Landlord pursuant to this Lease or any Sublease to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto, or which could reasonably be expected to cause any other income of Landlord to fail to qualify as income described in Section 856(c)(2) of the Code, or any similar or successor provision thereto; provided that the parties agree that by entering into this Lease, Landlord consents to a Permitted Sportsbook Sublease if and only if (I) both (A) neither WH US Holdco nor any subsidiary of WH US Holdco (including any partnership (within the meaning of the Code) in which any one of the forgoing or Tenant, directly or indirectly, is a partner described in Section 856(d)(5)(B) of the Code) owns (or in the aggregate own) any interest in Landlord REIT’s stock taking into account both actual direct or indirect ownership and constructive ownership determined by applying constructive ownership rules set forth in Section 856(d)(5) of the Code, or any similar or successor provision thereto (other than up to one percent (1%) constructive ownership of Landlord REIT’s common stock), and (B) no amounts paid by Tenant hereunder are excluded from “rents from real property” by reason of Section 856(d)(2)(B), taking into account for purposes of

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this clause (B) stock ownership solely attributable to the application of the constructive ownership rules set forth in Section 856(d)(5) of the Code (or any similar or successor provision thereto) and by not taking into account any stock ownership that Landlord REIT or any of its subsidiaries actually owns (without taking into account the constructive ownership rules of Section 856(d)(5) of the Code, or any similar or successor provision thereto) or that Landlord REIT constructively owns (taking into account the application of the constructive ownership rules set forth in Section 856(d)(5) of the Code, or any similar or successor provision thereto) solely as a result of granting after the Fifth Amendment Date an exemption to its “ownership limits” as contemplated by Article 7 of the Articles of Amendment and Restatement of Landlord REIT dated October 6, 2017 (as may be amended, restated or amended and restated from time to time) (such exemption, an “Excepted Holder Limit”), and (II) if any Permitted Sportsbook Sublease is not identical to the CPLV Sportsbook Operating Agreement, such Permitted Sportsbook Sublease does not violate the requirement of clause (iv) (ignoring for this purpose the consent otherwise granted by this proviso). Landlord REIT and Tenant will cooperate in good faith to permit Landlord REIT to notify each Excepted Holder that has an Excepted Holder Limit on the Fifth Amendment Date of this transaction and request that such Excepted Holder provide information regarding its ownership, if any, of WH US Holdco or any subsidiary of WH US Holdco, taking into account the constructive ownership rules set forth in Section 856(d)(5) of the Code (or any similar or successor provision thereto). As of the end of each Fiscal Quarter during the Term, Tenant shall deliver to Landlord a certification, in the form attached hereto as Exhibit G, stating that Tenant has reviewed its transactions during such Fiscal Quarter and certifying that Tenant is in compliance with the provisions of this Article XL. The requirements of this Article XL shall likewise apply to any further sublease, assignment or management arrangement by any subtenant, assignee or manager.

(c)    Anything contained in this Lease to the contrary notwithstanding, the Parties acknowledge and agree that Landlord, in its sole discretion, may assign this Lease or any interest herein to another Person (including without limitation, a direct or indirect subsidiary of Landlord REIT that, itself, is a REIT, or a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code, or any similar or successor provision thereto)) in order to maintain Landlord REIT’s status as a REIT; provided, however, that Landlord shall be required to (i) comply with any applicable Legal Requirements related to such transfer and (ii) give Tenant notice of any such assignment; and provided further, that any such assignment shall be subject to all of the rights of Tenant hereunder.

(d)    Anything contained in this Lease to the contrary notwithstanding, upon request of Landlord, Tenant shall cooperate with Landlord in good faith and at no cost or expense (other than de minimis cost) to Tenant, and provide such documentation and/or information as may be in Tenant’s possession or under Tenant’s control and otherwise readily available to Tenant as shall be reasonably requested by Landlord in connection with verification of Landlord REIT’s REIT compliance requirements. Anything contained in this Lease to the contrary notwithstanding, Tenant shall take such action as may be requested by Landlord from time to time in order to ensure compliance with the Internal Revenue Service requirement that Rent allocable for purposes of Section 856 of the Code to personal property, if any, at the beginning and end of a calendar year does not exceed fifteen percent (15%) of the total Rent due hereunder as long as such compliance does not (i) increase Tenant’s monetary obligations under this Lease by more than a de minimis extent or (ii) materially increase Tenant’s nonmonetary obligations under this Lease or (iii) materially diminish Tenant’s rights under this Lease.

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ARTICLE XLI

MISCELLANEOUS

41.1    Survival. Anything contained in this Lease to the contrary notwithstanding, (a) all claims against, and liabilities, obligations and indemnities of Tenant or Landlord arising or in respect of any period prior to the Expiration Date shall survive the Expiration Date and (b) all claims against, and liabilities, obligations and indemnities of Landlord under Section 21.1(iii) arising from and after the Chester Property Payment Indemnification Start Date shall survive the Expiration Date. Notwithstanding the foregoing or anything otherwise contained herein to the contrary, if Landlord (or any successor, if applicable) shall sell, transfer, convey or otherwise dispose of its interest in the Chester Property (whether prior to or after the Chester Property Payment Indemnification Start Date) to another Person, and such Person assumes (in writing) all claims against, liabilities, obligations and indemnities of Landlord (or of such successor, as applicable) under Section 21.1(iii) arising or accruing after the date of such sale, transfer, conveyance or other disposition, then Landlord (or such successor, as applicable) shall thereupon be released from all claims against, and liabilities, obligations and indemnities of Landlord (or of such successor, as applicable) under Section 21.1(iii) arising or accruing from and after the date of such sale, transfer, conveyance or other disposition and all such claims, liabilities, obligations and indemnities under Section 21.1(iii) shall thereupon be binding upon such Person.

41.2    Severability. Subject to Section 1.2, if any term or provision of this Lease or any application thereof shall be held invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby.

41.3    Non-Recourse. Tenant specifically agrees to look solely to the Leased Property for recovery of any judgment from Landlord (and Landlord’s liability hereunder shall be limited solely to its interest in the Leased Property, and no recourse under or in respect of this Lease shall be had against any other assets of Landlord whatsoever). The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord, or any action not involving the personal liability of Landlord. In no event shall either Party ever be liable to the other Party for any indirect, consequential, lost profits, punitive, exemplary, statutory or treble damages suffered from whatever cause (other than, as to all such forms of damages, (i) if Landlord has terminated this Lease, any damages with respect to Rent or Additional Charges as provided under Section 16.3(a) hereof, (ii) if Landlord has not terminated this Lease, any damages with respect to Rent or Additional Charges as provided for herein, (iii) any amount of any Required Capital Expenditures not made pursuant to Section 10.5(a)(x) hereof, (iv) damages as provided under Section 16.3(c) hereof, (v) a claim (including an indemnity claim) for recovery of any such forms of damages that the claiming party is required by a court of competent jurisdiction or the expert to pay to a third party (other than any damages under or relating to any Fee Mortgage or Fee Mortgage Documents (excluding claims under Section 32.4)) other than to the extent resulting from the claiming party’s gross negligence, willful misconduct or default hereunder, and (vi) to the extent expressly provided under Section 32.4), and the Parties acknowledge and agree that the rights and remedies in this Lease, and all other rights and remedies at law and in equity, will be adequate in all circumstances for any claims the parties might have with respect to damages. For the avoidance of doubt, (I) any damages of Landlord under or relating to any Fee Mortgage or Fee Mortgage Documents shall be deemed to

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be consequential damages hereunder, provided, however that, notwithstanding the foregoing clause (I), it is expressly agreed that the following shall constitute direct damages hereunder: (x) amounts payable by Tenant pursuant to Section 16.7 resulting from the breach by Tenant of any Additional Fee Mortgagee Requirements and (y) out of pocket costs and expenses (including reasonable legal fees) incurred by a Landlord Indemnified Party (or, to the extent required to be reimbursed by a Landlord Indemnified Party under a Fee Mortgage Document, incurred by or on behalf of any other Person) to defend (but not settle or pay any judgment resulting from) any investigative, administrative or judicial proceeding commenced or threatened as a result of a breach by Tenant of any Additional Fee Mortgagee Requirement; provided that, notwithstanding the foregoing, in no event shall Tenant be required to pay any amounts to repay (or that are applied to reduce) the principal amount of any loan or debt secured by or relating to a Fee Mortgage or any interest or fees on any such loan or debt, and (II) any damages of Tenant under or relating to any Permitted Leasehold Mortgage and any related agreements or instruments shall be deemed to be consequential damages hereunder. It is specifically agreed that no constituent member, partner, owner, director, officer or employee of a Party shall ever be personally liable for any judgment (in respect of obligations under or in connection with this Lease) against, or for the payment of any monetary obligation under or in respect of this Lease, such Party, to the other Party (provided, this sentence shall not limit the obligations of Guarantor expressly set forth in the Guaranty).

41.4    Successors and Assigns. This Lease shall be binding upon Landlord and its permitted successors and assigns and, subject to the provisions of Article XXII, upon Tenant and its successors and assigns.

41.5    Governing Law. (a) THIS LEASE WAS NEGOTIATED IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY. ACCORDINGLY, IN ALL RESPECTS THIS LEASE (AND ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT ALL PROVISIONS HEREOF RELATING TO THE CREATION OF THE LEASEHOLD ESTATE AND ALL REMEDIES SET FORTH IN ARTICLE XVI RELATING TO RECOVERY OF POSSESSION OF THE LEASED PROPERTY (SUCH AS AN ACTION FOR UNLAWFUL DETAINER, IN REM ACTION OR OTHER SIMILAR ACTION) SHALL BE CONSTRUED AND ENFORCED ACCORDING TO, AND GOVERNED BY, THE LAWS OF THE STATE OF THE STATE IN WHICH THE APPLICABLE FACILITY IS LOCATED.

(a)    EXCEPT FOR (x) DISPUTES SPECIFICALLY PROVIDED IN THIS LEASE TO BE REFERRED TO AN EXPERT VALUATION PROCESS PURSUANT TO SECTION 34.1 OR ARBITRATION PURSUANT TO SECTION 34.2 AND (y) PROCEEDINGS PERTAINING TO THE PROVISIONS HEREOF RELATING TO THE CREATION OF THE LEASEHOLD ESTATE AND THE EXERCISE OF REMEDIES SET FORTH IN ARTICLE XVI RELATING TO RECOVERY OF POSSESSION OF THE LEASED PROPERTY (SUCH AS AN ACTION FOR UNLAWFUL DETAINER, IN REM ACTION OR OTHER SIMILAR ACTION), ALL CLAIMS, DEMANDS, CONTROVERSIES, DISPUTES, ACTIONS OR CAUSES OF

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ACTION OF ANY NATURE OR CHARACTER ARISING OUT OF OR IN CONNECTION WITH, OR RELATED TO, THIS LEASE, WHETHER LEGAL OR EQUITABLE, KNOWN OR UNKNOWN, CONTINGENT OR OTHERWISE SHALL BE RESOLVED IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURTS THERETO, OR IF FEDERAL JURISDICTION IS LACKING, THEN IN NEW YORK STATE SUPREME COURT, NEW YORK COUNTY (COMMERCIAL DIVISION) AND ANY APPELLATE COURTS THERETO. THE PARTIES AGREE THAT SERVICE OF PROCESS FOR PURPOSES OF ANY SUCH LITIGATION OR LEGAL PROCEEDING NEED NOT BE PERSONALLY SERVED OR SERVED WITHIN THE STATE OF NEW YORK, BUT MAY BE SERVED WITH THE SAME EFFECT AS IF THE PARTY IN QUESTION WERE SERVED WITHIN THE STATE OF NEW YORK, BY GIVING NOTICE CONTAINING SUCH SERVICE TO THE INTENDED RECIPIENT (WITH COPIES TO COUNSEL) IN THE MANNER PROVIDED IN ARTICLE XXXV. THIS PROVISION SHALL SURVIVE AND BE BINDING UPON THE PARTIES AFTER THIS LEASE IS NO LONGER IN EFFECT.

41.6    Waiver of Trial by Jury. EACH OF LANDLORD AND TENANT ACKNOWLEDGES THAT IT HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTION OF THE UNITED STATES, THE STATE OF NEW YORK AND THE OTHER STATES IN WHICH THE FACILITIES ARE LOCATED. EACH OF LANDLORD AND TENANT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) OR (ii) IN ANY MANNER CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF LANDLORD AND TENANT WITH RESPECT TO THIS LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH; OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREINAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; EACH OF LANDLORD AND TENANT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT EITHER PARTY MAY FILE A COPY OF THIS SECTION WITH ANY COURT AS CONCLUSIVE EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

41.7    Entire Agreement. This Lease (including the Exhibits and Schedules hereto), together with the other Lease Related Agreements, collectively constitute the entire and final agreement of the Parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the Parties. In addition to the foregoing, it is agreed to by the Parties that no modification to this Lease shall be effective without the written consent of (i) any applicable Fee Mortgagee, to the extent that such a modification would adversely affect such Fee Mortgagee and (ii) any applicable Permitted Leasehold Mortgagee, to the extent that such a modification would adversely affect such Permitted Leasehold Mortgagee. Landlord and Tenant hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the leasing of the Leased Property (other than the other Lease Related Agreements) are merged into and revoked by this Lease (together with the Lease Related Agreements referenced above).

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41.8    Headings. All captions, titles and headings to sections, subsections, paragraphs, exhibits or other divisions of this Lease, and the table of contents, are only for the convenience of the Parties and shall not be construed to have any effect or meaning with respect to the other contents of such sections, subsections, paragraphs, exhibits or other divisions, such other content being controlling as to the agreement among the Parties.

41.9    Counterparts. This Lease may be executed in any number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument. This Lease may be effectuated by the exchange of electronic copies of signatures (e.g., .pdf), with electronic copies of this executed Lease having the same force and effect as original counterpart signatures hereto for all purposes.

41.10    Interpretation. Both Landlord and Tenant have been represented by counsel and this Lease and every provision hereof has been freely and fairly negotiated. Consequently, all provisions of this Lease shall be interpreted according to their fair meaning and shall not be strictly construed against any party.

41.11    Deemed Consent. Each request for consent or approval under Sections 9.1, 10.2, 10.3(e), 13.1(a), 13.5, 14.1, 22.1, 22.2 and 22.3 and Article XI of this Lease shall be made in writing to either Tenant or Landlord, as applicable, and shall include all information necessary for Tenant or Landlord, as applicable, to make an informed decision, and shall include the following in capital, bold and block letters: “FIRST NOTICE – THIS IS A REQUEST FOR CONSENT UNDER THAT CERTAIN REGIONAL LEASE. THE FOLLOWING REQUEST REQUIRES A RESPONSE WITHIN FIFTEEN (15) BUSINESS DAYS OF RECEIPT.” If the party to whom such a request is sent does not approve or reject the proposed matter within fifteen (15) Business Days of receipt of such notice and all necessary information, the requesting party may request a consent again by delivery of a notice including the following in capital, bold and block letters: “SECOND NOTICE – THIS IS A SECOND REQUEST FOR CONSENT UNDER THAT CERTAIN REGIONAL LEASE. THE FOLLOWING REQUEST REQUIRES A RESPONSE WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT.” If the party to whom such a request is sent does not approve or reject the proposed matter within five (5) Business Days of receipt of such notice and all necessary information, the requesting party may request a consent again by delivery of a notice including the following in capital, bold and block letters: “FINAL NOTICE - THIS IS A THIRD REQUEST FOR CONSENT UNDER THAT CERTAIN REGIONAL LEASE. THE FOLLOWING REQUEST REQUIRES A RESPONSE WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT. FAILURE TO RESPOND WITHIN FIVE (5) BUSINESS DAYS HEREOF WILL BE DEEMED AN APPROVAL OF THE REQUEST.” If the party to whom such a request is sent still does not approve or reject the proposed matter within five (5) Business Days of receipt of such final notice, such party shall be deemed to have approved the proposed matter.

41.12    Further Assurances. The Parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease. In addition, Landlord agrees to, at Tenant’s sole cost and expense, reasonably cooperate with all applicable Gaming Authorities and Liquor

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Authorities in connection with the administration of their regulatory jurisdiction over Tenant, Tenant’s direct and indirect parent(s) and their respective Subsidiaries, if any, including the provision of such documents and other information as may be requested by such Gaming Authorities or Liquor Authorities relating to Tenant, Tenant’s direct and indirect parent(s) or any of their respective Subsidiaries, if any, or to this Lease and which are within Landlord’s reasonable control to obtain and provide.

41.13    Gaming Regulations. Notwithstanding anything to the contrary in this Lease, this Lease and any agreement formed pursuant to the terms hereof are subject to all applicable Gaming Regulations and all applicable laws involving the sale, distribution and possession of alcoholic beverages (the “Liquor Laws”). Without limiting the foregoing, each of Tenant and Landlord acknowledges that (i) it is subject to being called forward by any applicable Gaming Authority or governmental authority enforcing the Liquor Laws (the “Liquor Authority”) with jurisdiction over this Lease or the Facility, in each of their discretion, for licensing or a finding of suitability or to file or provide other information, and (ii) all rights, remedies and powers under this Lease and any agreement formed pursuant to the terms hereof, including with respect to the entry into and ownership and operation of a Gaming Facility, and the possession or control of Gaming equipment, alcoholic beverages or a Gaming License or liquor license, may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of the Gaming Regulations and Liquor Laws and only to the extent that required approvals (including prior approvals) are obtained from the requisite governmental authorities.

Notwithstanding anything to the contrary in this Lease or any agreement formed pursuant to the terms hereof, (subject to Section 41.12) each of Tenant, Landlord, and each of Tenant’s or Landlord’s successors and assigns agree to cooperate with each Gaming Authority and each Liquor Authority in connection with the administration of their regulatory jurisdiction over the Parties, including, without limitation, the provision of such documents or other information as may be requested by any such Gaming Authorities and/or Liquor Authorities relating to Tenant, Landlord, Tenant’s or Landlord’s successors and assigns or to this Lease or any agreement formed pursuant to the terms hereof. If necessary to comply with Gaming Regulations with respect to a specific Facility (or Facilities), the Parties agree to create a Severance Lease with respect to such Facility (or Facilities) which, for the avoidance of doubt, shall be cross-defaulted with this Lease.

If there shall occur a Licensing Event, then the Party with respect to which such Licensing Event occurs shall notify the other Party, as promptly as practicable after becoming aware of such Licensing Event (but in no event later than twenty (20) days after becoming aware of such Licensing Event). In such event, the Party with respect to which such Licensing Event has occurred, shall and shall cause any applicable Affiliates to use commercially reasonable efforts to resolve such Licensing Event within the time period required by the applicable Gaming Authorities by submitting to investigation by the relevant Gaming Authorities and cooperating with any reasonable requests made by such Gaming Authorities (including filing requested forms and delivering information to the Gaming Authorities). If the Party with respect to which such Licensing Event has occurred cannot otherwise resolve the Licensing Event within the time period required by the applicable Gaming Authorities and any aspect of such Licensing Event is attributable to any Person(s) other than such Party, then such Party shall disassociate with the applicable Persons to resolve the Licensing Event. It shall be a material breach of this Lease by Landlord if a Licensing Event with respect to Landlord shall occur and is not resolved in accordance with this Section 41.13 within the later of (i) thirty (30) days or (ii) such additional time period as may be permitted by the applicable Gaming Authorities.

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41.14    Certain Provisions of Nevada Law. Landlord shall, pursuant to Section 108.2405(1)(b) of the Nevada Revised Statutes (“NRS”), record a written notice of waiver of Landlord’s rights set forth in NRS 108.234 with the office of the recorder of Clark County, Nevada, before the commencement of construction of each work of improvement with respect to the Leased Property by Tenant or caused by Tenant. Pursuant to NRS 108.2405(2), Landlord shall serve such notice by certified mail, return receipt requested, upon the prime contractor of such work of improvement and all other lien claimants who may give the owner a notice of right to lien pursuant to NRS 108.245, within ten (10) days after Landlord’s receipt of a notice of right to lien or ten (10) days after the date on which the notice of waiver is recorded.

41.15    Certain Provisions of New Jersey Law.

(a)    This Lease and the parties hereto, in each case as it relates to the New Jersey Facilities only, are subject to compliance with the requirements of the New Jersey Casino Control Act, N.J.S.A. 5:12-1 et seq., (the “New Jersey Act”), and the regulations promulgated thereunder. In accordance with N.J.S.A. 5:12-82c, this Lease or any further amendments thereto relating to New Jersey Facilities must be filed with the New Jersey Casino Control Commission (the “Commission”) and the New Jersey Division of Gaming Enforcement (the “Division”) and, to the extent that this Lease or any further amendment thereto relates to the New Jersey Facilities, the same shall only be effective as to the New Jersey Facilities once if approved by the Commission.

(b)    The parties acknowledge and agree that the Lease and any transfers or assignments under the Lease, in each case to the extent the same relate to the New Jersey Facilities, are subject to the applicable provisions of N.J.S.A. 5:12-82 et. seq. To the extent required by N.J.S.A. 5:12-82c(10), with respect to the New Jersey Facilities only, each party to the Lease is jointly and severally liable for all acts, omissions and violations of the New Jersey Act by any party, regardless of actual knowledge of such act, omission or violation. Notwithstanding the foregoing, the party violating the New Jersey Act shall indemnify the non-violating party for any liability incurred by the non-violating party as a result of any such violation in a manner consistent with Article XXI of this Lease; provided, however, that neither party shall be required to indemnify the other party for any liabilities relating to, arising out of or resulting from any required sale of a New Jersey Facility pursuant to subsections (d) to (g) of this Section 41.15 below (including, without limitation, the payment of the New Jersey Facility Fair Market Value, as finally determined in accordance with this Section 41.15, or any closing costs associated therewith).

(c)    Pursuant to the provisions of N.J.S.A. 5:12-104b, this Lease, as it relates to the New Jersey Facilities only, may be terminated by the Division or Commission without liability on the part of Tenant or Landlord, if the Division or Commission disapproves of its terms, including the terms of compensation, or of the qualifications of Landlord or Tenant, their respective owners, officers, directors or employees based on the standards contained in N.J.S.A. 5:12-86.

(d)    In accordance with the requirements of N.J.S.A. 5:12-82c(5), if at any time during the Term (so long as a New Jersey Facility remains a Facility under this Lease), Landlord

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or any person associated with Landlord (other than Tenant or any subtenant thereof), is found by the Director of the Division to be unsuitable to be associated with a casino enterprise in New Jersey, and is not removed from such association in a manner acceptable to the Division, then upon written notice delivered by Tenant to Landlord (the “New Jersey Purchase Notice”), following such final unstayed decision of the Division which provides that a purchase of Landlord’s interest in a New Jersey Facility is required, Tenant may elect either (a) to require Landlord to sell all (but not less than all) of Landlord’s interest in such New Jersey Facility (but no other Facility under the Lease) to a third party pursuant to a Severance Lease; provided, that the Division does not object, or (b) to purchase all (but not less than all) of Landlord’s interest in an applicable New Jersey Facility (but no other Facility under the Lease) for an amount equal to one hundred percent (100%) of the New Jersey Fair Market Value (as finally determined in accordance with subsection (e) of this Section 14.15 below), which amount shall be payable in cash.

(e)    The “New Jersey Fair Market Value” shall be an amount equal to the fair market value of an applicable New Jersey Facility based on the amount that would be paid by a willing purchaser to a willing seller if neither were under any compulsion to buy or sell. If the parties are unable to mutually agree upon the New Jersey Fair Market Value within thirty (30) days after delivery of the New Jersey Purchase Notice, the New Jersey Fair Market Value will be determined by Experts appointed in accordance with Section 34.1 in which case Landlord and Tenant shall each submit to the Experts their respective determinations of the New Jersey Fair Market Value. The Experts may only select either the New Jersey Fair Market Value set forth by Landlord or by Tenant and may not select any other amount or make any other determination (and the Experts shall be so instructed). The Experts shall notify the parties in writing within thirty (30) days of the submission of the matter to the Experts of their selection of either Tenant’s or Landlord’s determination of the New Jersey Fair Market Value as the conclusive determination of the New Jersey Fair Market Value.

(f)    In the event that Tenant has elected to purchase a New Jersey Facility, the closing of the purchase and sale of such New Jersey Facility shall occur not later than ninety (90) days after determination of the New Jersey Fair Market Value, or such other time as may be directed by the New Jersey Gaming Authorities. At such closing, Landlord shall deliver to Tenant all fee and leasehold title to the applicable New Jersey Facility, free and clear of any liens, claims or other encumbrances other than (A) any liens and encumbrances created or in place as of (i) the Commencement Date with respect to the Original Leased Property and (ii) the Fifth Amendment Date with respect to the Fifth Amendment Additional Property, and (B) any liens and encumbrances caused by Tenant or as permitted by the Lease. Landlord shall use all its commercially reasonable efforts to deliver title to the applicable New Jersey Facility in the condition required in this Section 41.15(f). All closing costs and expenses, including any applicable real property transfer taxes or fees, of conveying a New Jersey Facility to Tenant shall be allocated between Landlord and Tenant in the manner the same are customarily allocated between a seller and buyer of similar real property located in the State of New Jersey. Upon such closing the Lease, as it relates to the applicable New Jersey Facility only, shall automatically terminate and be of no further force and effect, and Rent under the Lease from and after the date of such closing shall be reduced in accordance with the Rent Reduction Amount. Nothing in this Section 41.15 shall be deemed to supersede any provision of the Lease which expressly survives the termination of the Lease, and nothing contained in this Section 41.15 shall be deemed to release either party from any obligation or liability relating to any Facility other than an applicable New Jersey Facility or any obligation or liability relating to such applicable New Jersey Facility which shall have arisen under the Lease prior to the effective date of the sale to Tenant of the applicable New Jersey Facility.

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(g)    In the event that Tenant has elected to require Landlord to sell a New Jersey Facility to a third party, in connection with the closing of the purchase and sale of such New Jersey Facility from Landlord to such third party, Tenant and such third party shall enter into a Severance Lease and the Lease shall be amended to reflect the removal of the applicable New Jersey Facility from the Lease.

(h)    The rights of Tenant hereunder, and the terms and conditions hereof, with respect to the Leased Property (HAC) are subject to the restrictions, terms and conditions contained in that certain Deed Notice dated December 15, 2016, executed by Harrah’s Atlantic City Propco, LLC, d/b/a Harrah’s Resort Atlantic City, and AC Conference Newco, LLC, and recorded in the Atlantic County, New Jersey Clerk’s Office on January 3, 2017 as Instrument Number 2017000199 (the “AC Deed Notice”). Each Party shall (x) comply with the restrictions, terms and conditions of the AC Deed Notice to the extent such restrictions, terms and conditions are applicable to such Party and (y) to the extent of such Party’s rights with respect to the Leased Property (HAC), provide the New Jersey Department of Environmental Protection, including its agents and representatives, with access to the Leased Property (HAC) and allow it to conduct additional remediation if necessary in accordance with, and subject to the terms and conditions of, Section 9 of the AC Deed Notice.

41.16    Savings Clause. If for any reason this Lease is determined by a court of competent jurisdiction to be invalid as to any space that would otherwise be a part of the Leased Property and that is subject to a pre-existing lease as of (x) with respect to the Original Leased Property, the Commencement Date (between Tenant’s predecessor in interest prior to the Commencement Date, as landlord, and a third party as tenant), (y) with respect to the Chester Property, the Fourth Amendment Date (between Chester Downs and Marina LLC’s predecessor in interest prior to the Fourth Amendment Date, as landlord, and a third party as tenant) and (z) with respect to the Fifth Amendment Additional Property, the Fifth Amendment Date (between the applicable SPE Tenant’s predecessor in interest prior to the Fifth Amendment Date, in each case, as landlord, and a third party, in each case, as tenant) then Landlord shall be deemed to be the landlord under such pre-existing lease, and the Parties agree that Tenant shall be deemed to be the collection agent for Landlord for purposes of collecting rent and other amounts payable by the tenant under such pre-existing lease and shall remit the applicable collected amounts to Landlord. In such event, the Rent payable hereunder shall be deemed to be reduced by any amounts so collected by Tenant and remitted to Landlord with respect to any such pre-existing lease.

41.17    Integration with Other Documents. Each of Tenant and Landlord acknowledge and agree that certain operating efficiencies and value will be achieved as a result of Tenant’s and Other Tenants’ lease of the Leased Property and the Other Leased Property, respectively. Each of Tenant and Landlord acknowledge and agree that the Parties would not enter into this Lease absent the understanding and agreement of the Parties that the entire ownership, operation, management, lease and lease guaranty relationship with respect to the Leased Property, including (without limitation) the lease of the Leased Property pursuant to this Lease, the use of Managed Facilities IP and the use of the Caesars Rewards Program, together with the other related intellectual property

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arrangements contemplated herein and the other covenants, obligations and agreements of the Parties hereunder, form part of a single integrated transaction. Accordingly, it is the express intention and agreement of each of Tenant and Landlord that the Parties would not be entering into this Lease without entering into the Other Leases and in the event of any bankruptcy, insolvency or dissolution proceedings in respect of any Party, no Party will reject, move to reject, or join or support any other Party in attempting to reject any one of this Lease or the Other Leases without rejecting the other agreements as if each of this Lease and the Other Leases were one integrated agreement and not separable.

41.18    Intentionally Omitted.

41.19    Chester PSA. The Parties hereby acknowledge and agree that the surviving provisions of Section 8.8 of that certain Purchase and Sale Agreement by and among Chester Downs and Marina LLC, a Pennsylvania limited liability company, a Tenant, Chester Facility Holding Company, LLC, a Delaware limited liability company, an Affiliate of Tenant, and Philadelphia Propco LLC, a Delaware limited liability company, a Landlord, dated July 11, 2018, are no longer applicable and are terminated and of no force or effect.

41.20    Certain Provisions of Louisiana Law. Without limiting the choice of law provision set forth in Section 41.5, the following provisions shall apply to the extent that the laws of the State of Louisiana govern the interpretation or enforcement of this Lease with respect to any Leased Property located in the State of Louisiana:

(a)    Upon termination of Tenant’s right of occupancy under the terms of this Lease, Landlord or its agent may immediately institute eviction proceedings in accordance with Chapter 1 and Chapter 2 of Title XI of the Louisiana Code of Civil Procedure. Tenant specifically waives all notices to vacate, including but not limited to the notice to vacate specified in Louisiana Civil Code of Procedure Article 4701, or any successor provision of law.

(b)    Except as expressly set forth in Section 10.4 hereof, Tenant waives any and all claims for payment or other compensation, whether during the Term or at the termination of this Lease, for loss of ownership to Landlord of any property located in or on the Land, including without limitation (i) any buildings, improvements or other constructions, or (ii) any things incorporated in or attached so as to become a component part of the immovable property.

(c)    Tenant hereby acknowledges and agrees that it has inspected the Leased Property and accepts the Leased Property in its “AS-IS,” “WHERE IS” condition. In accordance with La. R.S. 9:3221, Tenant hereby assumes full responsibility for the condition of the Leased Property, all buildings and improvements now or hereafter located thereon and all component parts thereof. Accordingly, except as expressly and specifically set forth herein, Landlord shall have no liability for injury caused by any defect therein to Tenant or anyone on the Leased Property who derives his or her right to be thereon from Tenant. Except as otherwise set forth in this Lease, Tenant hereby expressly waives and disclaims any and all warranties or rights of recourse or action it may have against Landlord with respect to the condition of the Leased Property by operation of law, including without limitation, such warranties and rights Tenant may assert under Louisiana Civil Code articles 2682, 2684, 2691, and 2696-2700.

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(d)    TENANT ACKNOWLEDGES THAT THE WAIVERS OF WARRANTY IN THIS LEASE HAVE BEEN BROUGHT TO THE ATTENTION OF TENANT AND ARE GRANTED KNOWINGLY AND VOLUNTARILY.

(e)    Tenant shall have no authority or power, express or implied, to create or cause any mechanic’s or materialmen’s lien, charge or encumbrance of any kind against the Leased Property or any portion thereof. Neither Landlord’s consent (nor contribution, if any) to the performance, scope or cost of any work to be performed by or on behalf of Tenant shall make Landlord liable for or subject Landlord’s interest in the Leased Property to any claims or privileges granted by the provisions of La. R.S. § 9:4801 et seq. (as the same may be amended, revised, recodified, replaced or supplemented from time to time). Landlord expressly disclaims any such liability or claims, and does not agree to the price or work of any contract entered into by Tenant for which any claim or privilege under the provisions of La. R.S. § 9:4801, et. seq. may arise.

41.21    Certain Provisions of Indiana Law. Tenant’s obligation to pay rent is without relief from valuation and appraisement laws.

41.22    Confidential Information. Each Party hereby agrees to, and to cause its Representatives to, maintain the confidentiality of all non-public information received pursuant to this Lease; provided that nothing herein shall prevent any Party from disclosing any such non-public information (a) in the case of Landlord, to PropCo 1, PropCo and Landlord REIT and any Affiliate thereof, (b) in the case of Tenant, to CEOC, ERI and any Affiliate thereof, (c) in any legal, judicial or administrative proceeding or other compulsory process or otherwise as required by applicable Legal Requirements (in which case the disclosing Party shall promptly notify the other Parties, in advance, to the extent permitted by law), (d) upon the request or demand of any regulatory authority having jurisdiction over a Party or its affiliates (in which case the disclosing Party shall, other than with respect to routine, periodic inspections by such regulatory authority, promptly notify the other Parties, in advance, to the extent permitted by law), (e) to its Representatives who are informed of the confidential nature of such information and have agreed to keep such information confidential (and the disclosing Party shall be responsible for such Representatives’ compliance therewith), (f) to the extent any such information becomes publicly available other than by reason of disclosure by the disclosing Party or any of its respective Representatives in breach of this Section 41.22, (g) to the extent that such information is received by such Party from a third party that is not, to such Party’s knowledge, subject to confidentiality obligations owing to the other Parties or any of their respective affiliates or related parties, (h) to the extent that such information is independently developed by such Party or (i) as permitted under the first sentence of Section 23.2(a). Each of the Parties acknowledges that it and its Representatives may receive material non-public information with respect to the other Party and its Affiliates and that each such Party is aware (and will so advise its Representatives) that federal and state securities laws and other applicable laws may impose restrictions on purchasing, selling, engaging in transactions or otherwise trading in securities of the other Party and its Affiliates with respect to which such Party or its Representatives has received material non-public information so long as such information remains material non-public information.

41.23    Time of Essence. TIME IS OF THE ESSENCE OF THIS LEASE AND EACH PROVISION HEREOF IN WHICH TIME OF PERFORMANCE IS ESTABLISHED.

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41.24    Consents, Approvals and Notices.

(a)    All consents and approvals that may be given under this Lease shall, as a condition of their effectiveness, be in writing. The granting of any consent or approval by Landlord or Tenant to the performance of any act by Tenant or Landlord requiring the consent or approval of Landlord or Tenant under any of the terms or provisions of this Lease shall relate only to the specified act or acts thereby consented to or approved and, unless otherwise specified, shall not be deemed a waiver of the necessity for such consent or approval for the same or any similar act in the future, and/or the failure on the part of Landlord or Tenant to object to any such action taken by Tenant or Landlord without the consent or approval of the other Party, shall not be deemed a waiver of their right to require such consent or approval for any further similar act; and Tenant hereby expressly covenants and agrees that as to all matters requiring Landlord’s consent or approval under any of the terms of this Lease, Tenant shall secure such consent or approval for each and every happening of the event requiring such consent or approval, and shall not claim any waiver on the part of Landlord of the requirement to secure such consent or approval.

(b)    Each Party acknowledges that in granting any consents, approvals or authorizations under this Lease, and in providing any advice, assistance, recommendation or direction under this Lease, neither such Party nor any Affiliates thereof guarantee success or a satisfactory result from the subject of such consent, approval, authorization, advice, assistance, recommendation or direction. Accordingly, each Party agrees that neither such Party nor any of its Affiliates shall have any liability whatsoever to any other Party or any third party by reason of: (i) any consent, approval or authorization, or advice, assistance, recommendation or direction, given or withheld; or (ii) any delay or failure to provide any consent, approval or authorization, or advice, assistance, recommendation or direction (except in the event of a breach of a covenant herein not to unreasonably withhold or delay any consent or approval); provided, however, each agrees to act in good faith when dealing with or providing any advice, consent, assistance, recommendation or direction.

(c)    Any notice, report or information required to be delivered by Tenant hereunder may be delivered collectively with any other notices, reports or information required to be delivered by Tenant hereunder as part of a single report, notice or communication. Any such notice, report or information may be delivered to Landlord by Tenant providing a representative of Landlord with access to Tenant’s or its Affiliate’s electronic databases or other information systems containing the applicable information and notice that information has been posted on such database or system.

41.25    No Release of Guarantor. Notwithstanding anything to the contrary set forth in this Lease, Guarantor shall not be released from its obligations under the Guaranty, except as and to the extent expressly provided in the Guaranty.

41.26    Tenant and Landlord; Joint and Several. Each applicable fee owning entity that comprises Landlord leases its applicable portion of the Leased Property (as set forth on Exhibit A attached hereto) to the corresponding applicable operating entity(ies) that comprise(s) Tenant (as set forth on Exhibit A attached hereto), and, accordingly, each such operating entity or entities shall have exclusive rights to act as Tenant with respect to the applicable portion of the Leased Property leased to such operating entity(ies) (as set forth on Exhibit A attached hereto). However,

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all entities comprising Tenant under this Lease shall be jointly and severally liable for all of the obligations of all entities comprising Tenant under this Lease. In addition, all entities comprising Landlord under this Lease shall be jointly and severally liable for all of the obligations of all entities comprising Landlord under this Lease.

41.27    Suretyship Waivers.

(a)    Each applicable entity comprising Tenant that is a party hereto hereby irrevocably waives and agrees not to assert or take advantage of any of the following defenses to any obligation under this Lease or under any other document executed, or to be executed, by it in connection herewith: (i) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any Person, or revocation or repudiation hereof by any Person, or the failure of any entity comprising Landlord or Tenant to file or enforce a claim or cause of action against any other Person or the estate (either in administration, bankruptcy, or any other proceeding) of any other Person; (ii) diligence, presentment, notice of acceptance, notice of dishonor, notice of presentment, or demand for payment of or performance of the obligations under this Lease or under any other document executed, or to be executed, in connection herewith and all other suretyship defenses generally; (iii) any defense that may arise by reason of any action required by any statute to be taken against any other entity comprising Tenant; (iv) any defense that may arise by reason of the dissolution or termination of the existence of any other entity comprising Tenant; (v) any defense that may arise by reason of the voluntary or involuntary liquidation, sale, or other disposition of all or substantially all of the assets of any other entity comprising Tenant; (vi) any defense that may arise by reason of the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, any other entity comprising Tenant, or any of the assets of any other entity comprising Tenant; (vii) any right of subrogation, indemnity or reimbursement against any other entity comprising Tenant at any time during which a Tenant Event of Default has occurred and is continuing or until all obligations to Landlord have been irrevocably paid and satisfied in full; (viii) any and all rights and defenses arising out of an election of remedies by Landlord, even though that election of remedies might impair or destroy any right, if any, of any other entity comprising tenant of subrogation, indemnity or reimbursement; (ix) any defense based upon Landlord’s failure to disclose to any entity comprising Tenant any information concerning any other entity comprising Tenant’s financial condition or any other circumstances bearing on Tenant’s ability to pay all sums payable under or in respect of this Lease or any other document executed, or to be executed, by it in connection herewith; and (x) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal. Additionally, to the extent permitted by Legal Requirements, each entity comprising Tenant waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to require foreclosure sales of assets in a particular order, including any rights provided by NRS 100.040 and 100.050, as such sections may be amended or recodified from time to time. Each successor and assign of each entity comprising Tenant agrees that it shall be bound by the above waiver, as if it had given the waiver itself.

(b)    Each applicable entity comprising Landlord that is a party hereto hereby irrevocably waives and agrees not to assert or take advantage of any of the following defenses to any obligation under this Lease or under any other document executed, or to be executed, by it in

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connection herewith: (i) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any Person, or revocation or repudiation hereof by any Person, or the failure of any entity comprising Landlord or Tenant to file or enforce a claim or cause of action against any other Person or the estate (either in administration, bankruptcy, or any other proceeding) of any other Person; (ii) diligence, presentment, notice of acceptance, notice of dishonor, notice of presentment, or demand for payment of or performance of the obligations under this Lease or under any other document executed, or to be executed, in connection herewith and all other suretyship defenses generally; (iii) any defense that may arise by reason of any action required by any statute to be taken against any other entity comprising Landlord; (iv) any defense that may arise by reason of the dissolution or termination of the existence of any other entity comprising Landlord; (v) any defense that may arise by reason of the voluntary or involuntary liquidation, sale, or other disposition of all or substantially all of the assets of any other entity comprising Landlord; (vi) any defense that may arise by reason of the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, any other entity comprising Landlord, or any of the assets of any other entity comprising Landlord; (vii) any right of subrogation, indemnity or reimbursement against any other entity comprising Landlord at any time during which a default hereunder by Landlord has occurred and is continuing or until all obligations to Tenant have been irrevocably paid and satisfied in full; (viii) any and all rights and defenses arising out of an election of remedies by Tenant, even though that election of remedies might impair or destroy any right, if any, of any other entity comprising tenant of subrogation, indemnity or reimbursement; (ix) any defense based upon Tenant’s failure to disclose to any entity comprising Landlord any information concerning any other entity comprising Landlord’s financial condition or any other circumstances bearing on Landlord’s ability to pay all sums payable under or in respect of this Lease or any other document executed, or to be executed, by it in connection herewith; and (x) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal. Each successor and assign of each entity comprising Landlord agrees that it shall be bound by the above waiver, as if it had given the waiver itself.

41.28    Intentionally Omitted.

41.29    Notice of IP Infringement. Tenant shall promptly notify Landlord in writing of any action filed with any governmental authority against Services Co or Tenant alleging infringement, misappropriation, or other violation of any alleged material Intellectual Property right of any third party relating to or arising out of the use or registration of any material Managed Facilities IP over which Landlord or any of its Affiliates have been granted a lien pursuant to this Lease or otherwise.

41.30    Expiration of HNO Operating Contract. If (x) the HNO Operating Contract expires on its scheduled expiration date at the end of the Second Extended Term (as defined in the HNO Operating Contract) (i.e., July 14, 2054) or otherwise terminates prior to the expiration of the HNO Ground Lease (provided that such termination is not directly or indirectly the result of a breach or default of the Casino Operator under the HNO Operating Contract) and (y) a Tenant Event of Default shall not have occurred and be continuing, Landlord shall not exercise its right to terminate the HNO Ground Lease under Section 32.13 of the HNO Ground Lease without Tenant’s prior written consent, which consent may be withheld by Tenant in its sole and absolute discretion.

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41.31    Leased Property (HNO) Change in Use. For so long as the Leased Property (HNO) is subject to this Lease and no Tenant Event of Default shall have occurred and be continuing, Tenant shall have the right to (and shall, upon Landlord’s written request) (i) exercise the rights of the “Tenant” (as such term is defined in the HNO Ground Lease) under Section 4.18 of the HNO Ground Lease at Tenant’s sole cost and expense or (ii) if required under the HNO Ground Lease, direct Landlord’s exercise of such rights (at Tenant’s sole cost and expense), which, in either case, shall include the right of Tenant, subject to the further provisions of this Section 41.31, to make procedural and strategic decisions with respect to the exercise of such rights and the right to reasonably approve the resolution or amendment to the HNO Ground Lease (including, the right to negotiate and agree upon the “Change in Use” and “Adjustment” (as such terms are defined in the HNO Ground Lease) with NOBC and, if necessary, participate in the process of selecting the “Qualified Appraiser” (as such term is defined in the HNO Ground Lease)); provided, however, that no such decision, resolution or amendment (including any agreement upon the “Change in Use” and “Adjustment”) shall be permitted without Landlord’s prior written consent (which consent shall not be unreasonably withheld so long as Landlord is not adversely affected thereby in any material respect); provided, further, however, that if, at any time Tenant is acting under this Section 41.31, (x) less than five (5) years remain until the then Scheduled Expiration Date, Landlord’s consent to any such decision, resolution or amendment may be withheld in Landlord’s sole discretion or (y) less than three (3) years remain until the then Scheduled Expiration Date, Landlord shall solely exercise the rights of the Tenant under Section 4.18 of the HNO Ground Lease (it being agreed that Tenant, solely in connection with acting under this Section 41.31, shall have the right to extend the Term for the next occurring Renewal Term prior to the date that is eighteen (18) months prior to the then current Stated Expiration Date, but otherwise in accordance with Section 1.4 hereof). Tenant shall provide Landlord with written notice of the commencement of any negotiations under Section 4.18 of the HNO Ground Lease and complete copies of all material documents and correspondence related to such negotiations, and shall consult with Landlord in connection therewith and provide Landlord the opportunity to participate in all material negotiations, meetings and discussions with Ground Lessor under the HNO Ground Lease, the City of New Orleans and their respective representatives with respect to the foregoing.

41.32    Dispute of Default Under HNO Ground Lease or HNO GL Operator Agreement. For so long as the Leased Property (HNO) is subject to this Lease, if Tenant has a good faith and reasonable basis to dispute NOBC’s determination that a default under the HNO Ground Lease or the HNO GL Operator Agreement exists, and provided that Tenant complies with this Section 41.32, then: (A) Landlord shall, in the case of an asserted default under the HNO Ground Lease, at Tenant’s request and at Tenant’s sole cost and expense, reasonably promptly (and, in any event, during the time period allowed under Section 21.1(g) of the HNO Ground Lease) exercise the right to contest such determination, and thereafter, in reasonable cooperation with Tenant, diligently prosecute appropriate legal proceedings in a court of competent jurisdiction seeking a judicial determination as to whether NOBC’s asserted default exists, in accordance with Section 21.1(g) of the HNO Ground Lease; and (B) Tenant may, in the case of an asserted default under the HNO GL Operator Agreement, at Tenant’s sole cost and expense, exercise the right (if any) to contest such determination in accordance with the HNO GL Operator Agreement. In order to exercise either of the foregoing rights, Tenant shall be required to provide notice to Landlord at least ten (10) Business Days prior to the expiration of the applicable cure period under the HNO Ground Lease and/or HNO GL Operator Agreement (as applicable) and, in the case of Tenant’s

206

exercise of the rights under clause (A) above, such written notice shall request that Landlord act in accordance with clause (A). Any such notice shall also include: (i) a proposed notice to be sent to NOBC that outlines the basis for the good faith dispute of NOBC’s determination that a default under the HNO Ground Lease exists; and (ii) in the case of clause (A), such documents, materials, information and data reasonably necessary for Landlord to institute such legal proceedings. Tenant shall, (i) in either case under clause (A) or clause (B), promptly provide copies to Landlord of notices and other material correspondence given or received by Tenant or its Affiliates relating to the asserted default and/or applicable proceedings and copies of any and all material notices, pleadings, agreements, motions and briefs served upon, delivered to or with any party to any such proceedings, (ii) provide Landlord with such documents, materials, information and data in the possession or control of Tenant which, in the case of clause (A), Landlord deems reasonably necessary or appropriate in connection with Landlord’s prosecution of such proceedings and, in the case of clause (A) or clause (B), are reasonably requested by Landlord, and (iii) in the case of clause (B), periodic updates of the status of the dispute. Tenant shall have the right to direct any legal proceedings instituted under clause (A) or clause (B) above, which shall include the right to make procedural and strategic decisions with respect to such legal proceedings and the right to reasonably approve the resolution and/or settlement of such legal proceedings, provided that no such decision, resolution or settlement shall be permitted without Landlord’s prior written consent (which consent shall not be unreasonably withheld so long as Landlord is not adversely affected thereby in any material respect). In the event that Landlord is required to deposit any “Disputed Funds” into the “Disputed Fund Escrow Account” (as such terms are defined in the HNO Ground Lease) under Section 21.1(g) of the HNO Ground Lease, Tenant shall promptly deposit the required funds into the “Disputed Fund Escrow Account” following Tenant’s receipt of written notice of such requirement from Landlord. The provisions of this Section 41.32 shall not be deemed to vitiate the rights of Landlord (in its capacity as tenant under the HNO Ground Lease) from independently asserting its rights under Section 21.1(g) of the HNO Ground Lease (it being understood, for the avoidance of doubt, that Landlord shall have no obligation to do so); provided, however, that Landlord shall neither resolve nor settle any legal proceedings under Section 21.1(g) of the HNO Ground Lease without Tenant’s prior written consent (which consent shall not be unreasonably withheld so long as Tenant is not adversely affected thereby in any material respect).

41.33    Enforcement of NOBC’s Obligations Under HNO Ground Lease.

(a)    For so long as the Leased Property (HNO) is subject to this Lease, and provided that Tenant complies with this Section 41.33, if NOBC fails to comply with any of its obligations under the HNO Ground Lease (any such obligation being referred to as an “NOBC Obligation”) and (j) as a result of such failure, Tenant (in its capacity as Casino Subtenant under the HNO Ground Lease) is unable to perform any of the Subtenant Obligations (as such term is defined in the HNO Ground Lease) as and when required under the HNO Ground Lease or (k) such failure is otherwise adverse to Tenant (in its capacity as Casino Subtenant under the HNO Ground Lease) in any material respect, then Landlord, in its capacity as the tenant under the HNO Ground Lease, shall, upon request from Tenant and at Tenant’s sole cost and expense, take such reasonable actions to enforce such NOBC Obligation as may be requested by Tenant (any such action being referred to as an “HNO Enforcement Action”); provided, however, that Landlord shall have no obligation to take an HNO Enforcement Action if such HNO Enforcement Action: (i) would be reasonably expected to have a material adverse effect on Landlord or the Leased Property (HNO); or (ii) involves a legal proceeding or the threat of a legal proceeding against NOBC, the

207

City of New Orleans, Louisiana or any other third party. Notwithstanding anything to the contrary set forth herein, under no circumstances shall Landlord have any liability to Tenant for: (x) acts taken by Landlord at the direction of Tenant in connection with the taking of an HNO Enforcement Action; and/or (y) Landlord’s failure to take or complete an HNO Enforcement Action, unless such failure is the result of Landlord’s willful misconduct.

(b)    In order to exercise the foregoing right, Tenant shall be required to provide written notice to Landlord describing in reasonable detail the HNO Enforcement Action and the obligation of NOBC under the HNO Ground Lease to which it relates, which notice must be given at least ten (10) Business Days prior to such time Tenant desires Landlord to take such HNO Enforcement Action. Any such notice shall also include: (i) such documents, materials, information and data reasonably necessary for Landlord to take such HNO Enforcement Action; and (ii) if the HNO Enforcement Action involves the giving of a notice to NOBC, the proposed notice to be sent to NOBC. Tenant shall provide Landlord with such documents, materials, information and data which are requested by Landlord for the purpose of taking an HNO Enforcement Action, provided that such requested documents, materials, information and data are (x) in the possession or control of Tenant and (y) reasonably necessary or appropriate for the purpose of taking such HNO Enforcement Action.

(c)    Tenant shall indemnify, defend and hold harmless the Landlord Indemnified Parties from and against any and all claims arising from or in connection with any HNO Enforcement Action, and from and against all costs, expenses (including reasonable documented attorneys’ fees and expenses) and liabilities incurred in the defense of any such claim or any action or proceeding brought as a result thereof by NOBC, the City of New Orleans, Louisiana or any other third party, in each case, other than to the extent resulting from Landlord’s gross negligence or willful misconduct. The provisions of this Section 41.33(c) shall survive the expiration of earlier termination of this Lease.

(d)    The provisions of this Section 41.33 shall not be deemed to vitiate the rights of: (i) Landlord (in its capacity as the tenant under the HNO Ground Lease) to independently assert its rights under the HNO Ground Lease (it being understood, for the avoidance of doubt, that Landlord shall have no obligation to do so); (ii) Tenant to independently assert its rights (if any) under the HNO GL Operator Agreement (it being understood, for the avoidance of doubt, that Tenant shall have no obligation to do so); or (iii) Landlord or Tenant set forth in Section 41.32 hereof.

41.34    Amendments. This Lease may not be amended except by a written agreement executed by all Parties hereto.

208

EXHIBIT A

FACILITIES

No.	Property	State	Fee Owner	Operating Entity
1.	Horseshoe Council Bluffs	Iowa	Horseshoe Council Bluffs LLC	HBR Realty Company LLC Harveys BR Management Company, Inc.

2.	Harrah’s Council Bluffs	Iowa	Harrah’s Council Bluffs LLC	Harveys Iowa Management Company LLC CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.

3.	Harrah’s Metropolis	Illinois	Harrah’s Metropolis LLC	Southern Illinois Riverboat/Casino Cruises LLC

4.	Horseshoe Southern Indiana	Indiana	Horseshoe Southern Indiana LLC	Caesars Riverboat Casino, LLC Roman Holding Company of Indiana LLC

5.	Horseshoe Hammond	Indiana	New Horseshoe Hammond LLC	Horseshoe Hammond, LLC

6.	Horseshoe Bossier City	Louisiana	Horseshoe Bossier City Prop LLC	Horseshoe Entertainment

7.	Harrah’s Bossier City (Louisiana Downs)	Louisiana	Harrah’s Bossier City LLC	Harrah’s Bossier City Investment Company, L.L.C.

8.	Harrah’s North Kansas City	Missouri	New Harrah’s North Kansas City LLC	Harrah’s North Kansas City LLC CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.

Exhibit A - 231

No.	Property	State	Fee Owner	Operating Entity
9.	Harrah’s Gulf Coast (formerly known as Grand Biloxi Casino Hotel) and Biloxi Land	Mississippi	Grand Biloxi LLC	Grand Casinos of Biloxi, LLC Casino Computer Programming, Inc.

10.	Horseshoe Tunica	Mississippi and Arkansas	Horseshoe Tunica LLC	Robinson Property Group LLC

11.	Tunica Roadhouse	Mississippi	New Tunica Roadhouse LLC	Tunica Roadhouse LLC

12.	Caesars Atlantic City	New Jersey	Caesars Atlantic City LLC	Boardwalk Regency LLC Caesars New Jersey LLC

13.	Bally’s Atlantic City and Schiff Parcel	New Jersey	Bally’s Atlantic City LLC	Bally’s Park Place LLC

14.	Harrah’s Lake Tahoe	Nevada	Harrah’s Lake Tahoe LLC	Harveys Tahoe Management Company LLC CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.

15.	Harvey’s Lake Tahoe	Nevada and California	Harvey’s Lake Tahoe LLC	Harveys Tahoe Management Company LLC

16.	Harrah’s Reno	Nevada	Harrah’s Reno LLC	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.

17.	Bluegrass Downs	Kentucky	Bluegrass Downs Property Owner LLC	Players Bluegrass Downs LLC

18.	Las Vegas Land Assemblage Properties	Nevada	Vegas Development LLC	Hole in the Wall, LLC CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.

Exhibit A - 232

No.	Property	State	Fee Owner	Operating Entity
19.	Harrah’s Airplane Hangar	Nevada	Vegas Operating Property LLC	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.

20.	Vacant Land in Missouri	Missouri	Miscellaneous Land LLC	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.

21.	Land Leftover from Harrah’s Gulfport	Mississippi	Propco Gulfport LLC	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.

22.	Vacant Land in Splendora, TX	Texas	Miscellaneous Land LLC	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.

23.	Vacant Land at Turfway Park	Kentucky	Miscellaneous Land LLC	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.

24.	Harrah’s Philadelphia	Pennsylvania	Philadelphia Propco LLC	Chester Downs and Marina, LLC

25.	Harrah’s Atlantic City	New Jersey	Harrah’s Atlantic City LLC	Harrah’s Atlantic City Operating Company, LLC

26.	Harrah’s Laughlin	Nevada	New Laughlin Owner LLC	Harrah’s Laughlin, LLC

27.	Harrah’s New Orleans	Louisiana	Harrah’s New Orleans LLC	Jazz Casino Company, L.L.C.

Exhibit A - 233

EXHIBIT B

LEGAL DESCRIPTION OF LAND

Horseshoe Council Bluffs (HBR Realty)

Lots 1 and 2, Horseshoe Subdivision, an Official Plat, now included in and forming a part of the City of Council Bluffs, Pottawattamie County, Iowa, recorded April 9, 2008 in Book 2008, Page 5151.

Together with the Hotel Access Easement created by that certain Reciprocal Easement and Covenant Agreement dated as of February 28, 2008, recorded March 31, 2008 in Book 2008, Page 4506.

Harrah’s Council Bluffs (Harveys Iowa Management Sublease)

PARCEL C

Part of accretions to Government Lots 1, 2, 3 and 4, together with riparian rights in Section 33, part of said accretions are located in part of the protraction of Section 32, (according to the Plat of the Original Government Survey, said Section 32 did not exist), Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:

Commencing at the Southwest corner of the Northwest Quarter of the Northwest Quarter of said Section 33; thence North 0 degrees 24 minutes 40 seconds West along the West line of said Northwest Quarter of the Northwest Quarter, a distance of 291.10 feet to a point 240.00 feet normally distant Southerly from the centerline of the Aksarben Bridge as formerly established; thence South 79 degrees 56 minutes 00 seconds West and parallel with the centerline of said Aksarben Bridge as formerly established, a distance of 64.21 feet to a point on the Westerly right-of-way line of the Council Bluffs Missouri River levee and Point of Beginning; thence Southerly along the Westerly right-of-way line of said Council Bluffs Missouri River levee with the following courses: South 18 degrees 02 minutes 16 seconds West, 249.43 feet; thence South 17 degrees 23 minutes 41 seconds West, 236.29 feet; thence South 11 degrees 50 minutes 08 seconds East, 296.56 feet; thence South 23 degrees 33 minutes 45 seconds East, 585.38 feet; thence South 27 degrees 10 minutes 18 seconds East, 1068.68 feet; thence South 17 degrees 04 minutes 16 seconds East, 289.85 feet; thence South 16 degrees 39 minutes 05 seconds East, 523.36 feet; thence South 36 degrees 23 minutes 31 seconds East, 32.65 feet to a point on the Northerly right-of-way line of the Union Pacific Railroad Company, said point being 150.00 feet distant North from the centerline of said Union Pacific Railroad Company measured at right angles thereto; thence leaving the Westerly right-of-way line of said Council Bluffs Missouri River levee South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline, a distance of 377.39 feet to the top of bank of the Missouri River; thence Northerly along said top of bank with the following courses: North 20 degrees 33 minutes 51 seconds West, 209.65 feet; thence North 1 degree 53 minutes 51 seconds West, 141.85 feet; thence North 21 degrees 26 minutes 59 seconds West, 70.05 feet; thence North 48 degrees 45 minutes 58 seconds West, 53.20 feet; thence North 22 degrees 07 minutes 51 seconds West, 200.15 feet; thence North 27 degrees 37 minutes 58 seconds West, 119.29 feet; thence North 34 degrees 14 minutes 25 seconds West, 70.52 feet; thence North 15 degrees 29 minutes 39 seconds West, 110.90 feet; thence North 25 degrees 39 minutes 20 seconds West, 334.98 feet; thence North 5 degrees 52 minutes 48 seconds West, 93.47 feet; thence North 7 degrees 30 minutes 55 seconds East, 62.78 feet; thence North 8 degrees 06 minutes 51 seconds West, 87.65 feet; thence North 34 degrees 10 minutes 59 seconds West, 100.89 feet; thence North 16 degrees 18 minutes 02 seconds West, 275.25 feet; thence North 32 degrees 43 minutes 12 seconds West, 154.20 feet; thence North 18 degrees 33 minutes 34 seconds West, 220.22 feet; thence North 8 degrees 07 minutes 54 seconds East, 76.37 feet; thence North 11 degrees 46 minutes 28 seconds West, 55.22 feet; thence North 22 degrees 29 minutes 02 seconds West, 90.48 feet; thence North

Exhibit B - 234

13 degrees 57 minutes 21 seconds West, 78.61 feet; thence North 21 degrees 55 minutes 58 seconds West, 510.98 feet; thence North 2 degrees 16 minutes 52 seconds East, 72.13 feet to a point 240.00 feet normally distant Southerly from the centerline of said Aksarben Bridge as formerly established; thence leaving said top of bank North 79 degrees 56 minutes 00 seconds East and parallel with the centerline of Aksarben Bridge as formerly established, a distance of 528.21 feet to the Point of Beginning. The Westerly line of said parcel, being the top of bank of the Missouri River, is subject to change due to natural causes and may not represent the actual location of the limit of title, pursuant to Management Agreement dated August 8, 1994, recorded September 9, 1994 in Book 95, Page 6368 and Sublease Agreement dated March 1, 1995, recorded March 10, 1995 in Book 95, Page 21438;

EXCEPT river front roadway as described in Quit Claim Deed at Book 2011, Page 5606 and as shown in Acquisition Plat recorded in Book 2011, Page 5607 and described as follows: A parcel of land being a portion of accretions to Government Lots 1, 2, and 3 in Section 33, Township 75 North, Range 44 West of the 5th Principle Meridian, Council Bluffs, Pottawattamie County, Iowa, being more fully described as follows: Commencing at the Northwest corner of said Section 33; thence along the West line of said Section 33, South 01 degrees 35 minutes 39 seconds West, 1034.31 feet; thence South 81 degrees 54 minutes 47 seconds West, 347.63 feet to the true point of beginning, said point being on a non-tangent curve, concave Easterly, to which point a radial line bears South 86 degrees 32 minutes 43 seconds West, 456.50 feet; thence Southerly along said curve, through a central angle of 25 degrees 46 minutes 30 seconds, 205.36 feet to the beginning of a reverse curve concave Westerly, having a radius of 543.50 feet; thence Southerly along said reverse curve, through a central angle of 22 degrees 45 minutes 28 seconds, 215.88 feet to a point on the Westerly right-of-way line of the Council Bluffs Missouri River Levee; thence along said Westerly right-of-way line the following five (5) courses: 1) South 19 degrees 22 minutes 23 seconds West, 18.95 feet; 2) South 09 degrees 51 minutes 26 seconds East, 296.56 feet; 3) South 21 degrees 35 minutes 03 seconds East, 585.38 feet; 4) South 25 degrees 11 minutes 36 seconds East, 1068.68 feet; 5) South 15 degrees 05 minutes 34 seconds East, 44.04 feet to a point on a non-tangent curve, concave Northeasterly, to which point a radial line bears South 29 degrees 29 minutes 49 seconds West, 183.00 feet; thence Northwesterly along said curve, through a central angle of 35 degrees 24 minutes 31 seconds, 113.09 feet; thence North 25 degrees 05 minutes 40 seconds West, 1560.17 feet to the beginning of a curve, concave Easterly, having a radius of 482.50 feet; thence Northerly along said curve, through a central angle of 19 degrees 09 minutes 21 seconds, 161.32 feet; hence North 05 degrees 56 minutes 19 seconds West, 202.85 feet to the beginning of a curve, concave Westerly, having a radius of 467.50 feet; thence Northerly along said curve, through a central angle of 23 degrees 17 minutes 28 seconds, 190.04 feet to the beginning of a reverse curve concave Easterly, having a radius of 532.50 feet; thence Northerly along said curve, through a central angle of 25 degrees 06 minutes 46 seconds, 233.39 feet; thence North 81 degrees 54 minutes 49 seconds East, 76.21 feet to the true point of beginning. Said parcel contains an area of 134,229 square feet (3.081 acres), more or less.

Harrah’s Council Bluffs (Harveys Iowa Management)

Fee as to Parcel A - Tract 1; Parcels B, D, E and F;

Easement as to Easement Estate Parcels 1, 2 and 3

PARCEL A - TRACT I

Part of accretions to Government Lots 3 and 4 in Section 33, Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:

Commencing at a point on line with the West line of Blocks 35 and 36 of Brown’s Subdivision, Council Bluffs, Iowa, 1003 feet West and 1290 feet North of the Southeast corner of said Section 33, said point

Exhibit B - 235

being 150.00 feet distant North from the centerline of the Union Pacific Railroad Company measured at right angles thereto; thence South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline, a distance of 2708.13 feet to the Point of Beginning; thence continuing South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline, a distance of 599.36 feet to a point on the Easterly right-of-way line of the Council Bluffs Missouri River levee; thence continuing South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way of said Union Pacific Railroad Company and parallel with said centerline, a distance of 165.28 feet to a point on the Westerly right-of-way line of the Council Bluffs Missouri River levee; thence Northerly along the Westerly right-of-way line of said Council Bluffs Missouri River levee with the following courses: North 36 degrees 23 minutes 31 seconds West, 32.65 feet; thence North 16 degrees 39 minutes 05 seconds West, 523.36 feet; thence North 17 degrees 04 minutes 16 seconds West, 242.30 feet; thence leaving the Westerly right-of-way line of said Council Bluffs Missouri River levee North 76 degrees 00 minutes 00 seconds East, a distance of 139.09 feet to a point on the Easterly right-of-way line of said Council Bluffs Missouri River levee; thence South 62 degrees 03 minutes 14 seconds East, a distance of 198.33 feet; thence South 88 degrees 59 minutes 24 seconds East, a distance of 261.25 feet; thence North 88 degrees 45 minutes 22 seconds East, a distance of 1169.59 feet to a point on the Northwesterly right-of-way line of the Union Pacific Railroad Company; thence South 43 degrees 50 minutes 40 seconds West along the Northwesterly right-of-way line of said Union Pacific Railroad Company, a distance of 218.38 feet; thence North 46 degrees 09 minutes 20 seconds West along the Northwesterly right-of-way line of said Union Pacific Railroad Company, a distance of 42.00 feet; thence South 43 degrees 50 minutes 40 seconds West along the Northwesterly right-of-way line of said Union Pacific Railroad Company, a distance of 800.00 feet to the Point of Beginning, pursuant to City Deed dated February 28, 1995, recorded March 3, 1995 in Book 95, Page 21143;

EXCEPT THAT PART DESCRIBED AS FOLLOWS:

Part of accretions to Government Lots 3 and 4 in Section 33, Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:

Commencing at a point on line with the West line of Blocks 35 and 36 of Brown’s Subdivision, Council Bluffs, Iowa, 1003 feet West and 1290 feet North of the Southeast corner of said Section 33, said point being 150.00 feet distant North from the centerline of the Union Pacific Railroad Company measured at right angles thereto; thence South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline a distance of 2,708.13 feet to the Point of Beginning of the parent parcel; thence North 43 degrees 50 minutes 40 seconds East 563.70 feet to the Point of Beginning of this description; thence continuing North 43 degrees 50 minutes 40 seconds East 236.29 feet; thence South 46 degrees 09 minutes 20 seconds East 42.00 feet; thence North 43 degrees 50 minutes 40 seconds East 53.74 feet; thence Northwesterly 29.90 feet along a curve concave Southwesterly with a radius of 37.15 feet having a long chord bearing North 32 degrees 09 minutes 58 seconds West 29.10 feet; thence Northwesterly 112.71 feet along a curve concave Southwesterly with a radius of 179.50 feet having a long chord bearing North 73 degrees 12 minutes 48 seconds West 110.87 feet; thence South 88 degrees 47 minutes 52 seconds West 886.30 feet; thence Northwesterly 49.07 feet along a curve concave Northeasterly with a radius of 520.50 feet having a long chord bearing North 88 degrees 30 minutes 07 seconds West 49.05 feet; thence South 13 degrees 41 minutes 23 seconds West 142.71 feet; thence Southeasterly 126.99 feet along a 98.00 foot radius curve concave Southwesterly with a long chord bearing South 46 degrees 00 minutes 12 seconds East 118.29 feet; thence North 88 degrees 47 minutes 52 seconds East 673.30 feet; thence South 82 degrees 49 minutes 30 seconds East 101.91 feet to the Point of Beginning, pursuant to Special Warranty Deed dated March 27, 2002, recorded April 3, 2002 in Book 102, Page 79659.

Exhibit B - 236

PARCEL B:

Part of Government Lots 3 and 4 and accretions thereto in Section 33, Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:

Commencing at a point on line with the West line of Blocks 35 and 36 of Brown’s Subdivision, Council Bluffs, Iowa, 1003 feet West and 1290 feet North of the Southeast corner of said Section 33, said point being 150.00 feet distance North from the centerline of the Union Pacific Railroad Company measured at right angles thereto; thence South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline a distance 1357.86 feet to a point on the Westerly right-of-way line of Interstate No. 29, said point being 160.00 feet normally distant Westerly from the centerline of said Interstate No. 29, and Point of Beginning; thence continuing South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with the centerline of said Union Pacific Railroad Company, a distance of 1138.14 feet; thence North 43 degrees 50 minutes 40 seconds East along the Southeasterly right-of-way line of said Union Pacific Railroad Company, a distance of 650.00 feet; thence North 46 degrees 09 minutes 20 seconds West along the Southeasterly right-of-way line of said Union Pacific Railroad Company, a distance of 42.00 feet; thence North 43 degrees 50 minutes 40 seconds East along the Southeasterly right-of-way line of said Union Pacific Railroad Company, a distance of 951.96 feet to a point on the Westerly right-of-way line of said Interstate No. 29, said point being 205.00 feet, normally distance Westerly from the centerline of said Interstate No. 29; thence South 6 degrees 44 minutes 11 seconds East along the Westerly right-of-way line of said Interstate No. 29, a distance of 236.43 feet to a point 180.00 feet normally distance Westerly from centerline Station 213+00 of said Interstate No. 29; thence South 11 degrees 58 minutes 36 seconds East along the Westerly right-of-way line of said Interstate No. 29, a distance of 203.96 feet to a point 140.00 feet normally distant Westerly from centerline Station 215+00 of said Interstate No. 29; thence South 0 degrees 40 minutes 00 seconds East along the Westerly right-of-way line of said Interstate No. 29, a distance of 600.00 feet to a point 140.00 feet normally distant Westerly from centerline Station 221+00 of said Interstate No.29; thence South 10 degrees 38 minutes 36 seconds West along the Westerly right-of-way line of said Interstate No. 29, a distance of 101.98 feet to a point 160.00 feet normally distant Westerly from centerline Station 222+00 of said Interstate No. 29; thence South 0 degrees 40 minutes 00 seconds East along the Westerly right-of-way line of said Interstate No. 29, a distance of 27.01 feet to the Point of Beginning, pursuant to City Deed dated February 28, 1995, recorded March 3, 1995 in Book 95, Page 21143.

PARCEL D:

Part of Government Lot 3 and accretions thereto, and part of accretions to Government Lot 4, all in Section 33, Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:

Commencing at a point on line with the West line of Blocks 35 and 36 of Brown’s Subdivision, Council Bluffs, Iowa, 1003 feet West and 1290 feet North of the Southeast corner of Section 33, said point being 150.00 feet distant North from the centerline of the Union Pacific Railroad Company measured at right angles thereto; thence South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline, a distance of 2496.00 feet to the Point of Beginning; thence North 43 degrees 50 minutes 40 seconds East along the Southeasterly right-of-way line of said Union Pacific Railroad Company, a distance of 650.00 feet; thence North 46 degrees 09 minutes 20 seconds West along the Southeasterly right-of-way line of said Union Pacific Railroad Company, a distance of 42.00 feet; thence North 43 degrees 50 minutes 40 seconds East along the Southeasterly right-of-way line of said Union Pacific Railroad Company, a distance of 962.62 feet; thence

Exhibit B - 237

North 46 degrees 09 minutes 20 seconds West, a distance of 66.00 feet to a point on the Northwesterly right-of-way line of said Union Pacific Railroad Company; thence South 43 degrees 50 minutes 40 seconds West along the Northwesterly right-of-way line of said Union Pacific Railroad Company, a distance of 962.62 feet; thence North 46 degrees 09 minutes 20 seconds West along the Northwesterly right-of-way line of said Union Pacific Railroad Company, a distance of 42.00 feet; thence South 43 degrees 50 minutes 40 seconds West along the Northwesterly right-of-way line of said Union Pacific Railroad Company, a distance of 800.00 feet to a point on the Northerly right-of-way of said Union Pacific Railroad Company; thence North 88 degrees 50 minutes 40 seconds East along the Northerly right-of-way line of said Union Pacific Railroad Company, a distance of 212.13 feet to the Point of Beginning, pursuant to Quitclaim Deed dated April 11, 1995, recorded April 13, 1995 in Book 95, Page 24344.

PARCEL E:

Part of accretions to Government Lot 4 in Section 33, Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:

Commencing at a point on line with the West line of Blocks 35 and 36 of Brown’s Subdivision, Council Bluffs, Iowa, 1003 feet West and 1290 feet North of the Southeast corner of said Section 33, said point being 150.00 feet distant North from the centerline of the Union Pacific Railroad Company measured at right angles thereto; thence South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline a distance of 3131.29 feet to the Point of Beginning; thence continuing South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way of said Union Pacific Railroad Company and parallel with said centerline a distance of 173.74 feet to a point on the Easterly right-of-way line of Council Bluffs Missouri River levee; thence South 35 degrees 22 minutes 20 seconds East along the Easterly right-of-way line of said Council Bluffs Missouri River levee, a distance of 63.28 feet; thence North 88 degrees 50 minutes 40 seconds East and parallel with the Northerly right-of-way line of said Union Pacific Railroad Company, a distance of 52.82 feet; thence North 1 degree 09 minutes 20 seconds West, a distance of 32.00 feet; thence North 88 degrees 50 minutes 40 seconds East and parallel with the Northerly right-of-way line of said Union Pacific Railroad Company, a distance of 65.00 feet; thence North 43 degrees 50 minutes 40 seconds East distance of 28.75 feet to the Point of Beginning, pursuant to Quitclaim Deed dated April 11, 1995, recorded April 13, 1995 in Book 95, Page 24344.

PARCEL F:

A tract of land located in part of Government Lot 1 in part of Government Lot 2 in the North half of Section 4, Township 74 North, Range 44 West, and in part of Government Lot 4 in the South half of Section 33, Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:

Commencing at the center of said Section 4; thence North 71 degrees 18 minutes 33 seconds East, 424.69 feet to the intersection of the Northeasterly right-of-way line of River Road with the Northwesterly right-of-way line of Nebraska Avenue; thence along said Northwesterly right-of-way line of Nebraska Avenue, North 53 degrees 16 minutes 34 seconds East, 149.99 feet to the Westerly right-of-way line of Interstate No. 29; thence along said Westerly right-of-way line of Interstate No. 29 the following three courses and distances: 1) North 36 degrees 43 minutes 26 seconds West, 361.75 feet to the beginning of a curve concave Northeasterly having a radius of 421.40 feet; 2) Northerly along said curve through a central angle of 41 degrees 17 minutes 33 seconds, an arc length of 303.70 feet with a chord bearing and distance of North 18 degrees 09 minutes 58 seconds West, 297.17 feet; 3) North 2 degrees 36 minutes 17 seconds East, 28.61 feet to the Southwesterly right-of-way line of the Council Bluffs Missouri River levee easement and to the Point of Beginning; thence continuing along the Westerly right-of-way line of said Interstate No.

Exhibit B - 238

29 the following four courses and distances: 1) North 2 degrees 36 minutes 17 seconds East, 519.53 feet; 2) North 6 degrees 35 minutes 23 seconds East, 501.22 feet; 3) North 0 degrees 43 minutes 56 seconds West, 361.64 feet; and 4) North 0 degrees 14 minutes 35 seconds West, 959.50 feet to the Southerly right-of-way line of the Union Pacific Railroad Company; thence along said Southerly right-of-way line of the Union Pacific Railroad Company the following three courses and distances: 1) South 89 degrees 15 minutes 00 seconds West, 598.26 feet; 2) North 0 degrees 45 minutes 00 seconds West, 50.00 feet; 3) South 89 degrees 15 minutes 00 seconds West, 1351.73 feet to the Southwesterly right-of-way line of the Council Bluffs Missouri River levee easement and the Northeasterly right-of-way line of River Road being on a curve concave Northeasterly having a radius of 562.47 feet; thence along said Southwesterly right-of-way line of Council Bluffs Missouri River levee and said Northeasterly right-of-way line of River Road the following two courses and distances: 1) Southeasterly along said curve through a central angle of 17 degrees 08 minutes 48 seconds an arc distance of 168.33 feet with a chord bearing and distance of South 30 degrees 23 minutes 02 seconds East, 167.70 feet; 2) South 38 degrees 57 minutes 26 seconds East, 2852.08 feet to the Point of Beginning, pursuant to Warranty Deed dated June 23, 1995, recorded June 27, 1995 in Book 95, Page 31951;

The above described real estate is also known and described as follows:

All that part of Government Lot 4 and accretions, South half of the Southwest Quarter and Southwest Quarter of the Southeast Quarter of Section 33, Township 75 North, Range 44 located in the City of Council Bluffs, Pottawattamie County, Iowa and lying East of Sieck Levee right-of-way, South of Union Pacific Railroad Company right-of-way and West of Interstate No. 29 right-of-way. Also, part of accretions to Government Lot 1 and 2, North half of the Northwest Quarter, Southeast Quarter of the Northwest Quarter, and West half of the Northeast Quarter lying West of Interstate No. 29 right-of-way and East of Levee right-of-way, all in Section 4, Township 74, Range 44, in the City of Council Bluffs, Pottawattamie County, Iowa;

EXCEPT that part deeded to the State of Iowa by Quit Claim Deed dated October 7, 2010, recorded October 27, 2010 as Document No. 2010-14805 and described as follows: A parcel of land located in Government Lot 1 and Accretions of Section 4, T74N, R44W of the 5th P.M., Pottawattamie County, Iowa, more particularly described as follows: Commencing at the N1/4 corner of said Section 4; thence S2°06“47” West 219.23 feet; thence S87°53’13” East 273.96 feet to a point on the present Westerly right-of-way line of Interstate Route No. 29, the Point of Beginning; thence S0°55’25” West 192.16 feet along said present Westerly right-of-way line; thence S8°09’57” West 412.96 feet along said present Westerly right-of-way line; thence N5°52’03” East 604.08 feet to the Point of Beginning.

EXCEPTING FROM SUCH PARCELS A-TRACT I, B, D, E AND F THE PORTIONS OF THE FOLLOWING TWO (2) PARCELS OF LAND THAT ARE LOCATED THEREIN, IF ANY:

1)    A parcel of land located in Parcel “B” of Government Lot 3 and 4 and accretions thereto in Section 33, T75N, R44W of the 5th P.M., City of Council Bluffs, Pottawattamie County, Iowa, as said parcel is more particularly described as follows:

Beginning at the SE Corner of Parcel “B” of Government Lot 3 and 4 and accretions thereto in Section 33, T75N, R44W, said point also being the intersection of the north right of way line of Union Pacific Railroad and the present westerly right of way line of Interstate Route No. 29, thence N89°11’41”W 15.00 feet along said north right of way line; thence Nl°17’42”E 284.71 feet; thence N5°21’34“W 302.03 feet; thence N1°17’42”E 350.00 feet; thence N6°19’46”E 150.58 feet to a point on the present westerly right of way line of Interstate Route No. 29; thence southerly along said westerly right of way line for the following (5) courses S4°45’52”E 158.55 feet, S10°01’11”E 203.96 feet, Sl°17’31”W 599.97 feet, S12°35’13”W 102.01 feet, Sl°20’56”W 26.92 feet to the Point of Beginning, said parcel contains 46,532 sq. ft. or 1.07 acres.

Exhibit B - 239

2)    A parcel of land located in Parcel “B” of Government Lot 3 and 4 and accretions thereto in Section 33, T75N, R44W of the 5th P.M., City of Council Bluffs, Pottawattamie County, Iowa, as said parcel is more particularly described as follows:

Beginning at the North most Corner of Parcel “B” of Government Lot 3 and 4 and accretions thereto in Section 33, T75N, R44W, thence S4°45’51”E 18.01 feet along the present westerly right of way line of Interstate Route No. 29 said line also being the east line of said Parcel “B”; thence S77°53’37”W 26.18 feet to a point on the northwesterly line of said Parcel “B”; thence N45°47’55”E 33.61 feet along said northwesterly line to the Point of Beginning, said parcel contains 234 sq. ft.

EASEMENT ESTATE PARCEL 1:

Rights granted to Harveys Iowa Management Company, Inc. contained in Quitclaim Deed from Union Pacific Railroad Company dated April 11, 1995, recorded in Book 95, Page 24352.

EASEMENT ESTATE PARCEL 2:

Rights granted to Harveys Iowa Management Company contained in Easement Deed from Union Pacific Railroad Company dated February 6, 1996, recorded in Book 96, Page 22981.

EASEMENT ESTATE PARCEL 3:

Rights granted to Harveys Iowa Management, Inc. contained in License to Occupy and Utility Easement dated April 1, 1996, recorded in Book 96, Page 28049.

Harrah’s Council Bluffs (CEOC)

PARCEL A - TRACT II

Part of accretions to Government Lots 3 and 4 in Section 33, Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:

Commencing at a point on line with the West line of Blocks 35 and 36 of Brown’s Subdivision, Council Bluffs, Iowa, 1003 feet West and 1290 feet North of the Southeast corner of said Section 33, said point being 150.00 feet distant North from the centerline of the Union Pacific Railroad Company measured at right angles thereto; thence South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline a distance of 2,708.13 feet to the Point of Beginning of the parent parcel; thence North 43 degrees 50 minutes 40 seconds East 563.70 feet to the Point of Beginning of this description; thence continuing North 43 degrees 50 minutes 40 seconds East 236.29 feet; thence South 46 degrees 09 minutes 20 seconds East 42.00 feet; thence North 43 degrees 50 minutes 40 seconds East 53.74 feet; thence Northwesterly 29.90 feet along a curve concave Southwesterly with a radius of 37.15 feet having a long chord bearing North 32 degrees 09 minutes 58 seconds West 29.10 feet; thence Northwesterly 112.71 feet along a curve concave Southwesterly with a radius of 179.50 feet having a long chord bearing North 73 degrees 12 minutes 48 seconds West 110.87 feet; thence South 88 degrees 47 minutes 52 seconds West 886.30 feet; thence Northwesterly 49.07 feet along a curve concave Northeasterly with a radius of 520.50 feet having a long chord bearing North 88 degrees 30 minutes 07 seconds West 49.05 feet; thence South 13 degrees 41 minutes 23 seconds West 142.71 feet; thence Southeasterly 126.99 feet along a 98.00 foot radius curve concave Southwesterly with a long chord bearing South 46 degrees 00 minutes 12 seconds East 118.29 feet; thence North 88 degrees 47 minutes 52 seconds East 673.30 feet; thence South 82 degrees 49 minutes 30 seconds East 101.91 feet to the Point of Beginning, pursuant to Special Warranty Deed dated March 27, 2002, recorded April 3, 2002 in Book 102, Page 79659.

Exhibit B - 240

Harrah’s Gulf Coast (formerly known as Grand Biloxi Casino Hotel)

Parcel 1 (Tax Parcel No. 1410I-02-001.000)

That certain lot or parcel of land situated in the City of Biloxi, Second Judicial District, Harrison County, Mississippi, and described more in particular as follows: That certain lot or parcel of land fronting 100 feet on the South side of East Howard Avenue and running back South a distance of 100 feet; being bounded on the North by East Howard Avenue; on the East by Maple Street; on the South by property of J.C. Marine; on the West by property of J.C. Marine. Said parcel being the East 100 feet of Lot 9; the East 100 feet of the North 20 feet of Lot 8 Block 10, Summerville Addition and of record on Plat Book 2, page 3 in the office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi. Said parcel contains 10,000 sq. ft. or 0.23 acre more or less.

Physical address: 271 Howard Ave., Biloxi, MS

Parcel 2 (Tax Parcel No. 1410I-02-001.001)

That certain lot or parcel of land situated in the City of Biloxi, Second Judicial District of Harrison County, Mississippi, and described more in particular as follows, to-wit:

That certain lot or parcel of land fronting 75 feet on Maple Street and running back West a distance of 100 feet, being bounded on the North by Oaks, on the East by Maple Street, on the South by property now or formerly of Ackridge; on the West by J. C. Marine. Said parcel being the East 100 feet of the South 60 feet of Lot 8 and the East 100 feet of the North 15 feet of Lot 7, Block 10, Summerville Addition, according to the official map or plat thereof on file and of record in Plat Book 2, page 3, in the office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi.

Physical address: 139 Maple Street, Biloxi, MS

Parcel 4 (Tax Parcel No. 1410I-02-003.000)

That certain lot or parcel of land measuring from East and West 200 feet, and from North to South 58 feet; being bound East by Maple Street, North by property formerly of DeJean and Smolcich, West by property now or formerly of Hennig, and other, and South by property now or formerly of Williams. Being a part of Lot 7, Block 10, Summerville Addition to the City of Biloxi, as per map or plat thereof on file and of record in the office of the Chancery Clerk, in Plat Book 171, page 188.

Physical address: 137 Maple Street, Biloxi, MS

Parcel 5 (Tax Parcel No. 1410I-02-004.000)

That certain lot or parcel of land situated in the City of Biloxi, Harrison County, Mississippi, and particularly described as follows, to-wit: That certain lot or parcel of land situated in Summerville Addition to the City of Biloxi, measuring from East to West on the South side 240 feet, more or less, on the North side 200 feet, more or less, and from North to South 56 feet, more or less; being bounded on the North by property now or lately of Mrs. L.C. Holley, on the West by property now or lately of Jack Stanovich, Sr., at one time of Peter and Amalia Yurgensen, on the South by property now or lately of Mrs. Sophie Ross, formerly of J. A. and Mary E. Skinner, and on the East by Maple Street, at one time called Magnolia Street

Exhibit B - 241

in the Plat of said Summerville Addition. Being a part of lots 6 and 7, in Block 10, of said Summerville Addition to the City of Biloxi, Mississippi, according to the official Map or Plat of said addition on file and of record in the Office of the Chancery Clerk of said County and State. Also being described as North 52’ of Lot 6 and the South 7’ of Lot 7, Block 10, Summerville Addition to the City of Biloxi as shown on survey of Brown & Mitchell, Inc. dated August 25, 2006.

Physical address: 133 Maple Street, Biloxi, MS

Parcel 6 (Tax Parcel No. 1410I-02-005.000)

The North 30 feet of Lot Five (5) and the South 28 feet of Lot Six (6), less the West Fifty (50) feet, all in Block Ten (10) of Summerville Addition to the City of Biloxi, Harrison County, Mississippi, according to the official map or plat thereof on file and of record in the office of the Chancery Clerk of Harrison County, Mississippi, said property being further described as being bounded on the North by property now or formerly of Holley, on the South by property now or formerly of Thornton, on the East by Maple Street and on the West by property now or formerly of Eilzey; having a frontage of 68 feet, more or less, on the West side of Maple Street and running back between parallel lines a distance of 190 feet, more or less. Being a portion of the same property conveyed to Mrs. Sophi Rose by Warranty Deed from J.A. Skinner, et al. dated February 28, 1919, recorded in Book 130, pages 283-284 of the Land Deed Records of Harrison County, Mississippi.

Physical address: 131 Maple Street, Biloxi, MS 39530

Parcel 7 (Tax Parcel No. 1410I-02-006.000)

The South Fifty (50) feet of Lot 5, Block 10, of Summerville Addition to the City of Biloxi, Second Judicial District of Harrison County, Mississippi as per plat of the said Addition recorded in Plat Book 2 at Page 3 of the said record of plats of Harrison County, Mississippi, said property being further described as bounded South by the property of Frank Covacevich, East by Maple Street, North by the property of Amos Ross, West by the property of Jack W. Covacevich, having a front on Maple Street of Fifty (50) feet, and running back West between parallel lines Two Hundred Forty (240) feet to the property of said Jack W. Covacevich.

Physical address: 129 Maple Street, Biloxi, MS 39530

Parcel 8 (Tax Parcel No. 1410I-02-007.000)

Beginning at the Northeast corner of Lot 4, Block 10, Summerville Subdivision; thence West 203.6 feet; thence South 42.9 feet; thence East 201.1 feet to the west margin of Maple Street; thence North along the West margin of Maple Street 42.9 feet to the point of beginning. Also being described as the North 42.9 feet of Lot, Block 10 Summerville, as per survey of Brown & Mitchell, Inc. dated August 5, 2006 and recorded in with Warranty Deed in Book 2006-3094-D-J2.

Physical address: 127 Maple Street, Biloxi, MS 39530

Parcel 10 (Tax Parcel No. 1410I-02-009.000)

One lot or parcel of land described as beginning on the South East corner of Mrs. Clifford Champagne’s property on Maple Street, thence running eight (8) feet North on the West side of Maple Street, thence West eighty (80) feet, on the south boundary line of the property now or formerly of Marion, thence north thirty (30) feet on the west boundary lines of the property now or formerly of Marion, thence West nineteen (19) feet on the South boundary of the property now or formerly of Covacevich, thence South thirty-eight (38)

Exhibit B - 242

feet on the East boundary line of the property now or formerly of DeJean, thence ninety-nine (99) feet to the Point of Beginning, on the North boundary of the property now or formerly of Champagne property. Being the same property conveyed by Eddie E. and Mrs. Eunice Stafford to Mrs. Frances Marion by warranty Deed dated January 20th, 1938, and recorded in Deed Book 218 at Page 551, AKA: Part of Lot 3, Block 10, Summerville Subdivision, Harrison County, Second Judicial District, Mississippi.

Also, one lot of land described as being bounded on the North by property of the property now or formerly of Frank Covacevich, on the East by Maple Street, on the south by the property of the property now or formerly of Stafford and on the West by the property of the property now or formerly of Stafford, having a front on said Maple Street of 30 feet and running back between parallel lines 80 feet. Being the same property acquired by Mrs. Frances Stafford Marion from Marion Stafford by Warranty Deed dated December 8th, 1924, and recorded in deed Book 144, Page 349-350.

Physical address: 123 Maple Street, Biloxi, MS 39530

Parcel 11 (Tax Parcel No. 1410I-02-010.000)

A parcel of land situated in Part of Lots 2 and 3, Block 10 Summerville Addition to the City of Biloxi, Second Judicial District, Harrison County, Mississippi, better described as follows:

Commencing at the Southeast corner of Lot 2, Block 10, Summerville, also being the intersection of the North margin of First Street and the West margin of Maple Street, thence North 00º43’18” West 51.02 feet along said West margin of Maple Street to the Point of Beginning, thence North 00º43’18” West 64.83 feet along Maple Street; thence South 88º32’35” West 101.11 feet; thence South 00º10’23” West 64.97 feet; THENCE North 88º29’05” East 102.12 feet to the Point of Beginning.

Physical address: 121 Maple Street, Biloxi, MS 39530

Parcel 15 (Tax Parcel No. 1410I-02-016.000)

The East Thirty-four (34) feet of the West One Hundred Twenty-Five (125) feet of Lot Eighteen (18), Block Ten (10) of the Plan Summerville, a subdivision in the City of Biloxi, Mississippi, having a frontage on the North side of East First Street of Thirty-Four (34) feet, more or less, and running back in a Northerly direction between parallel lines a distance of Eighty (80) feet.

Physical address: 290 First Street, Biloxi, Mississippi.

Parcel 16 (Tax Parcel No. 1410I-02-017.000)

The West ninety-one (91) feet of Lot Eighteen (18), Block Ten (10) of Summerville Addition to the City of Biloxi, as per map or plat thereof on file and of record in the office of the Chancery Clerk Harrison County, Mississippi, together with all of the improvements thereon, situated in the City of Biloxi, Harrison County, Mississippi.

Physical address: 118 Oak Street, Biloxi, MS 39530

Parcel 17 (Tax Parcel No. 1410I-02-018.000)

The South half of Lot 17 of Block 10 of the Plan of Summerville Addition as shown by Plat or Map thereof, recorded in Page 3 of the Plat Book #2 in the office of the Chancery Clerk of Harrison County, Mississippi; the Lot herein conveyed having a frontage on the East side of Oak Street of 40 feet and extending back East between parallel lines a distance of 200 feet.

Exhibit B - 243

Physical address: 122 Oak Street, Biloxi, MS 39530

Parcel 18 (Tax Parcel No. 1410I-02-019.000)

The North one-half of Lot Seventeen (17), in Block Ten (10) of Summerville according to the map or plat thereof recorded in the office of the Chancery Clerk of Harrison County, Mississippi, the Lot hereby conveyed having a frontage of Forty (40) feet on the East margin of Oak Street between East Howard and First Street and extending back between parallel lines for a distance of Two Hundred (200) feet.

Physical address: 124 Oak Street, Biloxi, MS 39530

Parcel 21 (Tax Parcel No. 1410I-02-022.000)

Beginning at the intersection of the property herein conveyed, and the property formerly of Jake Stanovich now Donald Covacevich, on the East side of Oak Street, running thence South along the East side or line of Oak Street, Sixty (60) feet to the property formerly of Jack Covacevich, now Frank Covacevich, thence East along the North Line of the property of Jack Covacevich, now Frank Covacevich, two hundred (200) feet, to a fence, thence North along said fence a distance of Sixty (60) feet, to the property of Donald Covacevich, thence West along the South line of the property of Donald Covacevich two hundred (200) feet, to the place of beginning, said property having a frontage on Oak Street of sixty (60) feet and a depth East and West of two hundred (200) feet, and being a part of Lots 15 and 16 of Block 10 of Summerville Subdivision as per plat on file in the office of the Chancery Clerk of Harrison County, Mississippi.

Physical address: 130 Oak Street, Biloxi, MS

Parcel 22 (Tax Parcel No. 1410I-02-023.000)

That certain lot measuring 50 feet by 180 feet, more or less, and being a part of Lots 14 and 15, Block 10, Summerville Addition to the City of Biloxi, according to the official map or plat thereof and further known as 132 Oak Street, Biloxi, Mississippi.

Physical address: 132 Oak Street, Biloxi, MS

Parcel 23 (Tax Parcel No. 1410I-02-024.000)

That certain lot or parcel of land commencing at a point on the East line of Oak Street, which is the Northwest corner of Lot 14, Block 10 of the Summerville Addition to the City of Biloxi, thence running East along the North line of said Lot 180 feet; thence South 70 feet to an iron pipe; thence West along a line parallel with the North line of said Lot 14, 180 feet to the East line of Oak Street; thence North along the East line of Oak Street 70 feet to the point of beginning; said property being bounded North by property of Foster, East by property of Toche, South by property of Hoover (formerly Covacevich) and West by Oak Street.

Exhibit B - 244

Physical address: 134 Oak Street, Biloxi, MS

Parcel 24 (Tax Parcel No. 1410I-02-024.001)

That certain lot or parcel of land being described as the East 60 feet of Lot 14, Block 10 and the East 60 feet of the North 40 feet of Lot 15, Block 10, of the Summerville Addition to the City of Biloxi, and the whole of said parcel of land being bounded on the North by property of Foster, East by property of Thorton, Usey and others, South by property of Picard and West by property of Toche and Hoover.

Physical address: 134 Oak Street, Biloxi, MS

There is also hereby conveyed as an easement appurtenant to the above described property a right-of-way or use over, through, and across that certain strip of land described as 10 feet wide and commencing at a point on the East line of Oak Street, 10 feet North of the Northwest corner of Lot 15, Block 10 of the Summerville Addition to the City of Biloxi; thence running East and parallel with the North line of said Lot 15 a distance of 180 feet to the property above described, thence North 10 feet thence West and parallel with the North line of Lot 15 a distance of 180 feet to the East line of Oak Street; thence South 10 feet to the point of beginning. It being the intentions of the grantors herein to convey unto the grantees herein an easement over, through, and across said strip of land for the purposes of ingress and egress to and from Oak Street and as an easement appurtenant to the parcel of land first described herein.

The West 50 feet of the North 30 feet of Lot Five (5) and the West 50 feet of the South 28 feet of Lot Six (6) all in Block Ten (10) of Summerville Addition to the City of Biloxi, Harrison County, Mississippi according to the official map or plat thereof on file and of record in the office of the Chancery Clerk of Harrison County, Mississippi; said property being further described as being bounded on the North by property now or formerly of Holley, on the South by property now or formerly of Thornton, on the East by property now or formerly of Marinovich and on the West by property of Grantors, formerly of Ellzey, having dimensions of 58 feet more or less north and south and 50 feet more or less east and west.

Parcel 25 (Tax Parcel No. 1410I-02-025.000)

The South 60 feet of Lots 10 and 13 in Square 10 of Summerville Addition to the City of Biloxi, being further described as bounded on the South by now or formerly Stanovich, West by Oak Street, North by now or formerly Austin, and East by now or formerly Holley, having a frontage on Oak Street of 60 feet, running back East between parallel lines a distance of 280 feet, more or less; being the same property conveyed to E. S. Flint and wife, Mrs. E. S. Flint by Florence Arguelles, et al., by Warranty Deed dated January 26, 1942, and recorded in Book 246, Pages 458-459, Deed Records of Harrison County, Mississippi, being known as Municipal No. 236 Oak Street, Biloxi, Mississippi, and being conveyed together with all improvements rights and appurtenances thereunto belonging, and together with all furniture in garage apartments.

Physical address: 136 Oak Street, Biloxi, MS

Parcel 28 (Tax Parcel No. 1410I-02-030.000)

East 36 feet of North 60 feet of Lot 11 Block 10, Summerville South by Thornton, East by Skrmetta, North by Howard Ave., West Barhonovich, Part of Lot 11 Block 10 Summerville as shown by the official map or plat of said Summerville on file and record in Record of Plats on file in the office of the Chancery Clerk Harrison County, Mississippi in Plat Book 2 page 3.

Exhibit B - 245

Physical address: 287 Howard Avenue, Biloxi, MS

Parcel 31 (Tax Parcel No. 1410I-02-034.000)

All of Lot 1 and the West 60.0 feet of Lot 2, Block 1, MAP OF SUMMERVILLE (Copy Plat Book 11, page 11), City of Biloxi, Second Judicial District of Harrison County, Mississippi, lying North of Front Street/Beach Boulevard/U.S. Highway 90 and as more particularly described on that certain Survey of J. Michael Cassady, P.L.S., dated October 22, 1993. Said property being the same property described as Lot 1 and the West 60.0 feet of Lot 2, Square 1, Summerville Addition, as per map recorded in Book 2 at page 3 of the Plat Records of Harrison County, Mississippi in the Office of the Chancery Clerk thereof and as further described in that certain Quitclaim Deed from Wayne O. Richmond to J.B. Richmond, Sr. dated January 2, 1985 and filed for record on January 2, 1985 and filed for record on January 4, 1985 and recorded in Deed Book 153 at page 626 of the aforesaid records.

AND

Commencing at an iron pipe marking the Northwest corner of Square 1, Plan of Summerville, as per Copy Plat Book 1 at page 11, in the Office of the Chancery Clerk, Second Judicial District, Harrison County, Mississippi and run North 89°45’ East along the South margin of First Street a distance of 140.05 feet to an iron rod and the point-of-beginning of the hereon described parcel. From said point-of-beginning continue North 89°45’ East a distance of 10.0 feet to an iron rod, thence South 00°06’ East a distance of 127.7 feet to an iron rod, thence run North 89°49’ East a distance of 51.0 feet to an iron rod, thence run South 00°05’ East a distance of 71.9 feet to an iron rod, thence run South 89°50’ West a distance of 61.0 feet to an iron rod, thence run North 00°06’ West a distance of 199.6 feet to the point-of-beginning. Said parcel being part of Lots 10 and 11, Square 1, Plan of Summerville and Deed book 104 at page 514.

AND

Commencing at an iron pipe marking the Northwest corner of Square 1, Plan of Summerville as per Copy Plat book 1 at page 11, in the Office of the Chancery Clerk, Second Judicial District of Harrison County, Mississippi and run North 89°45’ East along the South margin of First Street a distance of 200.07 feet to an iron rod and the point of beginning. From said point-of-beginning continue North 89°45’ East along the South margin of First Street a distance of 9.0 feet to an iron rod, thence run South 00°05’ East a distance of 134.8 feet to an iron rod, thence run North 89°49’ East a distance of 50.0 feet to an iron rod, thence run South 00°04’ East a distance of 64.9 feet to a iron rod, thence run South 89°50’ West a distance of 59.0 feet to an iron rod, thence run North 00°05’ West a distance of 199.7 feet to the point-of-beginning. Said parcel being a part of Lots 9 and 10, Square 1, Plan of Summerville and Deed Book 104 at page 505. This conveyance is subject to any and all recorded rights-of-ways restrictions, reservations, covenants and easements.

AND

That certain real property being situated in Block 1 of the Summerville Addition, City of Biloxi, Second Judicial District, Harrison County, Mississippi and being described more in particular as follows, to-wit: Commencing at an iron pipe at the Southeast corner of the intersection of Oak Street and 1st Street, run North 89°45’15” East along the South margin of 1st Street a distance of 110.04 feet to an iron pin and Point of Beginning of the herein described parcel. From said Point of Beginning, continue North 89°45’15” East along said South margin a distance of 30.01 feet to an iron pin; thence run South 0°05’53” East a distance of 199.61 feet to an iron pipe; thence run South 89°10’52” West a distance of 29.51 feet to a post; thence run North 0°14’ 31” West a distance of 199.90 feet to the Point of Beginning. Said parcel being the same property described in the Warranty Deed listed in Deed Book 173 at page 455, on file in the Records of Deeds of Harrison County, Second Judicial District, Mississippi and being a part of Lot 11, Block 1 of the Summerville Addition to the City of Biloxi and also the same property conveyed by Charles DeJean to Anthnie P. Lecamu by Warranty Deed dated January 25, 1944, recorded in Book 281, page 315, Deed records of Harrison County, First Judicial District, and being the same property described in the Final

Exhibit B - 16

Decree in the Estate of Sidney A. Forman, which Final Decree is of record at Deed Book 166, page 608 at seq., Records of Deeds for Harrison County, Second Judicial District, Mississippi. Said parcel contains 5,944.7 square feet, more or less.

AND

That certain lot or parcel of land in the City of Biloxi, Harrison County, Mississippi, described as the South one-half (S 1/2) of Lot 12 in Block 1, SUMMERVILLE ADDITION TO THE CITY OF BILOXI, Harrison County, Mississippi, said land having a width of 101 feet on Oak Street and a depth of 80 feet between parallel lines; together with all improvements. Being the same property purchased by Henry Dutil from C. J. Darby, Chancery Clerk and Special Commissioner, by Deed dated December 23, 1943, and recorded in Book 260, at page 411 of the Record, of Deeds on Land in the Office of the Chancery Clerk of Harrison County, Mississippi.

AND

That certain lot or parcel of land, situated in the City of Biloxi, said county and state, bounded on the North by First Street; on the East by the property now or formerly of Mrs. Weems; on the South by the property now or formerly of Mrs. Jennie Johnson; and on the West by Oak Street, having a frontage on Oak Street of 100 feet, and running back East and West a distance of 80 feet, more or less; known as the North one-half of Lot 12, Square 1, SUMMERVILLE ADDITION to the City of Biloxi, Harrison County, Mississippi, being the same property purchased from the International Shipbuilding Company by Deed dated February 14, 1921, and recorded in Records of Deeds Book 130 at pages 428-429 of Harrison County, Mississippi.

AND

That certain real property being situated in Block 1 of the Summerville Addition, City of Biloxi, Second Judicial District, Harrison County, Mississippi and being described more in particular as follows, to-wit:

Commencing at an iron pipe at the Southeast corner of the intersection of Oak Street and 1st Street, run North 89°45’ 15” East along the South margin of 1st Street a distance of 80.03 feet to an iron pin and Point of Beginning of the herein described parcel. From said Point of Beginning, continue North 89°45’15” East along said South margin a distance of 30.01 feet to an iron pin; thence run South 0°14’31” East a distance of 199.90 feet to a post; thence run South 89°10’52” West a distance of 29.51 feet to a masonry nail set in a concrete post base; thence run North 0°23’05” West a distance of 200.20 feet to the Point of Beginning. Said parcel being the same property described in the Final Decree listed in Deed Book 73 at pages 302-303 on file in the Records of Deeds for Harrison County, Second Judicial District, Mississippi and being also a part of Lot 11 Block 1 of the Summerville Addition to the City of Biloxi. Said parcel contains 5,953.5 square feet, more or less.

AND

A parcel of land situated and being located in a part of Lot 10 and Lot 11, Block 1, Map of SUMMERVILLE, (Copy Plat Book 1, page 11), City of Biloxi, Second Judicial District of Harrison County, Mississippi and being more particularly described as follows, to-wit:

Commencing at the Northwest corner of Block 1, Map of Summerville; thence run South 89°54’42” East 150.00 feet along the South margin of First Street to the Point of Beginning; thence run from said Point of Beginning, North 89°50’23” East 50.04 feet along the South margin of First Street; thence run South 00°00’24” East 127.70 feet; thence run South 89°54’18” West 50.08 feet; thence run North 00°00’41” East 127.64 feet to the Point of Beginning. Being the same parcel as described in Deed Book 148 at Page 549 and Deed Book 260 at page 387 together with all rights, improvements and appurtenances thereunto belonging.

Exhibit B - 17

AND

A parcel of land situated and being located in a part of Lot 9 and Lot 10, Block 1, MAP OF SUMMERVILLE (Copy Plat Book 1, page 11), City of Biloxi, Second Judicial District of Harrison County, Mississippi and being more particularly described as follows, to-wit:

Commencing at the Northwest corner of Block 1, MAP OF SUMMERVILLE; thence run South 89°54’42” East 150.00 feet along the South margin of First Street; thence run North 89°50’23” East 50.04 feet along the South margin of First Street; thence run North 89°47’05” East 10.11 feet along the South margin of First Street to the Point of Beginning; thence run from said Point of Beginning, North 89°47’44” East 50.28 feet along the South margin of First Street; thence run South 00°07’52” West 134.94 feet; thence run North 89°59’23” West 50.04 feet; thence run North 00°01’44” East 134.76 feet to the Point of Beginning. Being the same parcel as described in Deed Book 108 at page 319 together with all rights, improvements and appurtenances thereunto belonging. Tax Parcel No. 1410I-02-034.000

Physical address: 280 Beach Blvd., Biloxi, MS

Parcel 35 (Tax Parcel No. 1410I-03-006.000)

That certain parcel bounded on the South by the Gulf of Mexico or Mississippi Sound, on the East by property of Maybury, on the North by a street 50 feet wide left open for the opening of and continuation of Water Street, and on the West by property of Hoxie. Having a frontage on the Gulf of Mexico of 52 feet and running back between parallel lines a distance of approximately 500 feet to said Water Street, less and except that portion of land conveyed to the Mississippi Highway Department for U.S. Highway 90.

Physical address: Highway 90, Biloxi, MS

Parcel 36 (Tax Parcel No. 1410I-03-007.000)

Situated in the City of Biloxi, Second Judicial District of Harrison County, State of Mississippi, to- wit: that certain lot or parcel of land in Section 34, Township 7 South, Range 9 West, in the Second Judicial District of Harrison County, Mississippi, more particularly described as follows:

A lot or parcel of land fronting 82 feet on the Mississippi sound or Gulf of Mexico and running in a Northerly direction from the shores thereof between parallel lines a distance of 900 feet, more or less, said property being bounded on the South by the Mississippi Sound or Gulf of Mexico on the East by property now or formerly of McConnell, on the North by property of Halat and on the West by property of Tullis, et al, and being designated as 969 east beach, (also known as U.S. Highway 90), Biloxi, Mississippi, together with all riparian and littoral rights less and except any part or all of the above described property that is or may be alleged to be or is hereafter determined to be tidelands or tidally-influenced.

Physical address: Beach Blvd, Biloxi, MS

Parcel 37 (Tax Parcel No. 1410I-04-003.000)

That certain tract or parcel of land described as beginning at a point on the West margin of Oak Street, which point is 196 feet, more or less, South of the South line of Howard Avenue; from said Point of Beginning run thence South along the West margin of Oak Street a distance of 50 feet to a point, run thence

Exhibit B - 18

West 96 feet to a point, run thence North 50 feet to a point, run thence East 96 feet to the Point of Beginning; said parcel being bounded East by Oak Street, North by property formerly of Covacevich, West by property formerly of Johnson, and South by property conveyed by Mrs. Alma Meaut et al., to Eva Wentzell September 11, 1917 by Deed recorded in Book 120, page 143 of the Deed Records of Harrison County, Mississippi.

Physical address: 135 Oak Street, Biloxi, MS

Parcel 38 (Tax Parcel No. 1410I-04-004.000)

That certain lot or parcel of land having a frontage of 50 feet on the West side of Oak Street and running back West between parallel lines a distance of 96 feet, bounded on the South by property now or formerly of Carl Holley, on the East by Oak Street, on the West by property now or formerly of Langlinais, formerly of Johnson Heirs, and on the North by property now or formerly of Mrs. Eva Wentzell Schmelling.

Physical address: 133 Oak Street, Biloxi, MS

Parcel 39 (Tax Parcel No. 1410I-04-005.000)

The North One-Half (N1/2) of that certain lot or parcel of land being bounded on the South by the property of Henry and Gertrude Girouard; on the East by Oak Street; on the North by the property of Olar and Alma McNut and on the West by property now or formerly owned by Langlinais; having a frontage of thirty-five (35) feet on the West side of Oak Street, and running back West between parallel lines a distance of ninety-six (96) feet, more or less, together with all improvements thereon.

AND ALSO:

The North seventy-three (73) feet, running North and South and fifty-eight (58) feet East and West of that certain lot or parcel of land known as being that lot or parcel of land described as the North one hundred and eight (108) feet of that certain property purchased by Langlinais from R. Braun by warranty deed recorded in Book 228, page 295, and running North and South a distance of one hundred and eight (108) feet East and West, more or less, bounded on the North by property now or formerly of Broussard in an alley; and on the South by property now or formerly of Langlinais; and on the East by property of Wentzell, Girouard and Broussard, and on the West by property of Covacovich, together with all improvements thereon.

Physical address: 131 Oak Street

Parcel 40 (Tax Parcel No. 1410I-04-006.000)

The South one-half (S1/2) of that certain lot or parcel of land described as being bounded South by property of Gruich, formerly Langlinais, on the East by Oak Street, on the North by property of Meaut, and West by property of Girouard, formerly Langlinais; and having a frontage of 70 feet of the West side Oak Street (Measured 68.77 feet); and running back West between parallel lines a distance of 96 feet, more or less. The South line of said parcel being 366 feet, more or less, South of the South line of Howard Avenue. Being the South half of the property conveyed by Broussard to Girouard by Deed recorded in Book 336, Page 495 of the Deed Records of Harrison County, Mississippi.

Exhibit B - 19

Physical address: 129 Oak Street

Parcel 41 (Tax Parcel No. 1410I-04-008.000)

That certain lot or parcel of land in the City of Biloxi fronting on the West side of Oak Street between Beach Boulevard and Howard Avenue, described as commencing at a fence corner marking the Northeast corner of the property conveyed by Langlinais to Gruich March 1, 1948 by Deed Recorded in Book 308, Page 116 of the Deed Records of Harrison County, Mississippi, which point is 365 feet, more or less, South of the South line of Howard Avenue; run thence South along the West line of Oak Street 45 feet to the Point of Beginning; from said Point of Beginning run thence Westerly parallel to the North line of said Gruich property a distance of 174 feet, more or less, to the East line of the property formerly of Covacevich; run thence Southerly a distance of 49 feet, more or less, to a point, run thence in an Easterly direction along a fence a distance of 78 feet, more or less, to a fence corner on the West line of the property formerly of Maybury, now or formerly of Hebert; run thence Northerly 14 feet, more or less, to a fence corner; run thence Easterly along a fence on the North line of the property now or formerly of Hebert a distance of 96 feet, more or less, to the West line of Oak Street; run thence Northerly along the West line of Oak Street 35 feet, more or less to the Point of Beginning. Being the same property conveyed to Grace B. Gruich by Deeds recorded in Book 405, Pages 142 and 146 of the Deed Records, Second Judicial District, Harrison County, Mississippi.

Physical address: 125 Oak Street, Biloxi, MS

Parcel 42 (Tax Parcel No. 1410I-04-009.000)

Known as 211 Oak Street, Biloxi, Mississippi, being bounded on the South by property now or formerly of Johnson, on the East by Oak Street; on the North by property now or formally of Langlinias and on the West by property now or formerly of Johnson; and having a frontage on Oak Street of 75 feet, more or less, and running back West between parallel lines a distance of 96 feet, more or less; together with all improvements thereon and all rights, privileges and appurtenances thereunto belonging or in anywise appertaining.

Physical address: 123 Oak Street, Biloxi, MS

Parcel 43 (Tax Parcel No. 1410I-04-009.001)

A parcel of property located and being situated in the City of Biloxi, county of Harrison, Mississippi, to-wit: beginning at a point 530 feet North of the South line of East Beach, running North 75 feet, thence West to the East property line of Covacevich, thence South 75 feet, thence East to the point of beginning.

Physical address: 211 Oak Street, Biloxi, MS

Parcel 44 (Tax Parcel No. 1410I-04-010.000)

A parcel of land situated in Block 51, City of Biloxi, Second Judicial District of Harrison County, Mississippi, more fully described as follows:

Commencing at the intersection of the West margin of Oak Street and the North margin of U.S. Highway 90, also being the North margin of the service road for U.S. Highway 90, thence North 0°17’22” West 292.69 feet along said West margin of Oak Street, thence continue along said West margin North 0°17’16” West 59.54 feet, thence North 0°25’02” West 119.06 feet to the point of beginning, thence South 89°34’58” West 96.00 feet, thence South 0°25’02” East 12.00 feet, thence North 88°35’15” West 60.53 feet, thence North 0°46’21” East 80.96 feet, thence North 87°24’43” East 55.32 feet, thence North 6°12’41” East 6.98 feet, thence North 89°53’09” East 98.73 feet to the West margin of Oak Street, thence South 0°25’02” East along said West margin 79.38 feet to the point of beginning.

Exhibit B - 20

Note: The above description is the same property (i) which was conveyed to David A. Pennell and wife, Kelly S. Pennell by David A. Pennell and Kelly S. Pennell by instrument dated December 15, 1989 and recorded in Deed Book 216 at Page 132 in the Office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi and being therein described as:

That certain lot or parcel of land bounded on the North by the property of Louis and Stella Hebert, formerly of Maybury, on the East by Oak Street, on the South by property of Glavin, and on the West by the property formerly of Johnson and now Lamar Life Insurance Company or Braun and others, said property having a frontage on Oak Street of Eighty (80) feet and running back West a distance of Ninety Six (96) feet;

And (ii) which was conveyed to David A. Pennell and Kelly Stewart Pennell by instrument dated September 9, 1993 and recorded in Deed Book 260 at Page 269 in the Office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi and being therein described as:

Beginning at a point 450 feet North of the (sic) South line of East Beach , running North 80 feet, thence West to the East property line of Covacevich, thence South 80 feet, thence to the point of beginning.

Physical address: 121 Oak Street, Biloxi, MS

Parcel 45 (Tax Parcel No. 1410I-04-012.000)

That certain lot or parcel of land lying on the West side of Oak Street between Beach Boulevard and East Howard Avenue having a frontage of 50 feet on the West line of Oak Street running back West between parallel lines a distance of 98 feet more or less, being bounded North by the property of Eckstein, East by Oak Street, South by Glavan, West by now or formerly Johnson, known as Municipal No. 201 Oak Street, being conveyed together with all improvements, rights and appurtenances thereunto belonging.

Physical address: 117 Oak Street, Biloxi, MS

Parcel 46 (Tax Parcel No. 1410I-04-013.000)

A parcel of land situated in Block 51, City of Biloxi, Second Judicial District of Harrison County, Mississippi, more fully described as follows:

Commencing at the intersection of the West margin of Oak Street and the North margin of U.S. Highway 90, also being the North margin of the service road for U.S. Highway 90, thence North 00°17’22” West 292.69 feet along said West margin of Oak Street, thence continue along said West margin North 00°17’16” West 59.54 feet to the point of beginning, thence South 89°42’44” West 96.00 feet, thence North 00°25’02” West 69.23 feet, thence North 89°34’58” East 96.00 feet to the West margin of Oak Street, thence South 00°25’02” East 69.45 feet along said West margin to the point of beginning.

The above description is the same property which was conveyed to Sylvia Glavan by Thomas J. Wiltz, Executor of the Estate of Marco Glavan by Final Decree dated March 30, 1959, and recorded in Deed Book 447 at Pages 217-219 in the Records of Deeds of the Office of the Chancery Clerk of Harrison County, Mississippi, Second Judicial District.

Exhibit B - 21

Physical address: 115 Oak Street, Biloxi, MS

Parcel 47 (Tax Parcel No. 1410I-04-014.000)

A parcel of land situated in Block 51, City of Biloxi, Second Judicial District of Harrison County, Mississippi, more fully described as follows:

A certain lot or parcel of land having a frontage of sixty (60) feet on the West side of Oak Street and running back West between parallel lines Eighty (80) feet, more or less, said property being bounded on the North by the property of Glavin, on the East by Oak Street, on the South by property of Maybury, and on the West by Mente Company.

Physical address: 113 Oak Street, Biloxi, MS

Parcel 48 (Tax Parcel Nos. 1410I-04-015.000 and 1410I-04-016.000)

A parcel of land situated in Block 51, City of Biloxi, Second Judicial District of Harrison County, Mississippi, more fully described as follows:

Beginning at the intersection of the West margin of Oak Street and the North margin of U.S. Highway 90, also being the North margin of the service road for U.S. Highway 90, thence North 83°21’10” West along said margin of U.S. Highway 90 78.60 feet, thence North 0°41’56” West 120.15 feet, thence North 0°16’43” West 163.07 feet, thence North 89°43’17” East 78.86 feet to the West martin of Oak Street, thence South 0°17’22” East 292.69 feet along said West margin to the point of beginning. Said parcel contains 0.520 acres.

The above description is the same property (i) which was conveyed to West Freezing, Incorporated by James West by Warranty Deed dated May 12, 1982 and recorded in Deed Book 120 at Page 249-250 in the Records of Deeds of the Office of the Chancery Clerk of Harrison County, Mississippi, Second Judicial District; and (ii) which was conveyed to West Freezing, Incorporated by West Seafood, Inc. by Warranty Deed dated May 12, 1982 and recorded in Deed Book 120 at Page 247-248, in the Records of Deeds of the Office of the Chancery Clerk of Harrison County, Mississippi, Second Judicial District.

Physical address: 109 Oak Street, Biloxi, MS

Parcel 49 (Tax Parcel No. 1410I-04-017.000)

A parcel of land situated in Block 51, City of Biloxi, Second Judicial District of Harrison County, Mississippi, more fully described as follows:

Commencing at the intersection of the West margin of Oak Street and the North margin of U.S. Highway 90, also being the North margin of the service road for U.S. Highway 90, thence North 83°21’ 10” West 78.60 feet along said North margin of U.S. Highway 90, to the Point of Beginning, thence continue North 83°21’ 10” West 78.60 feet, thence North 0°22’41” West 441.89 feet, thence South 88°35’15” East 60.53 feet, thence South 0°25’02” East 106.84 feet, thence North 89°42’44” East 16.00 feet, thence South 1°23’13” East 59.54 feet, thence South 0°16’43” East 163.07 feet, thence South 0°41’56” East 120.15 feet to the North margin of U.S. Highway 90 and the Point of Beginning.

This being the same property which was conveyed by Decree of this court dated May 27, 1985 and recorded in Deed Book 159 at Page 6 et seq. in the Office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi and being more particularly described as follows:

Commencing at a point on the North line of East Beach Boulevard, that is 73.4 feet West of the West line of Oak Street, thence running North 0°19’ West 215 feet along an old fence, and thence continuing along said old fence running North 0°27’ West 335 feet to a point 12 feet South of a corner of an old fence, which

Exhibit B - 22

point is approximately 80.4 feet West of the West line of Oak Street, thence running West or Westwardly parallel with the North line of East Beach Boulevard a distance of 78 feet, more or less, to the property deeded by Willie N. Johnson and Emma E. Johnson to L.O. Johnson and Louise Johnson Dorries, on April 15, 1912 and thence running South 0°18’ East approximately 247 feet, thence running South 0°40’ West 203.4 feet to the North line of East Beach Boulevard, said point being 79.5 feet West of the point of beginning, thence running South 82°39’ East along the North line of East Beach Boulevard 80.1 feet to the point of beginning. Said property being bounded on the North by property formerly of Reaux, and formerly of Lamar Life Insurance Company, on the East formerly of Maybury and now West and others, on the South by East Beach Boulevard and on the West by the property formerly Marko Skrmetta and Emma Johnson.

Physical address: 316 Beach Blvd., Biloxi, MS

Parcel 50 (Tax Parcel No. 1410I-04-018.000)

That certain lot or parcel of land situated in the City of Biloxi, more particularly described as commencing at the intersection of the West margin of Oak Street with the North margin of East Beach Boulevard, and run thence North 82 degrees 28’ West along the North margin of said Beach Boulevard a distance of 158.9 feet to the point of beginning; from said point of beginning thence run North 522.85 feet to a point, thence run West 44.1 feet to a point, thence run South 517.02 feet to the North margin of Beach Boulevard, thence run South 82 degrees 28’ East along the North margin of said Beach Boulevard a distance of 44.48 feet to the point of beginning. Being the same property conveyed by Ewing to Ladner by Deed recorded in Book 484, page 457 of the Deed Records of Harrison County, Mississippi.

Physical address: 1023 East Beach Blvd., Biloxi, MS

Parcel 51 (Tax Parcel No. 1410I-04-019.000)

That certain lot or parcel of land lying and being situated in Claim Section 34, Township 7 South, Range 9 West, 2nd Judicial District of Harrison County, Mississippi, and being more particularly described as follows, to-wit:

A Lot Forty-five (45) feet on Beach Boulevard, in the City of Biloxi, Mississippi; being bounded on the South by Beach Blvd; on the East by property now or formerly of Johnson and Skrmetta; on the North by property now or formerly of Endris; and on the West by property now or formerly of Phillip D. Ward; all in Sectional Index Book 51, Claim Section 34, Township 7 South, Range 9 West, 2nd Judicial District of Harrison County, Mississippi; and being part of the same property conveyed to N.W. Ladner by John Ewing and Theresa Croncich Ewing on May 28, 1956, said deed appearing of record in Copy Book 146 at Pages 40-41 of the Land Deed Records of the 2nd Judicial District of Harrison County, Mississippi, subject to matters shown on survey of Brown & Mitchell, Inc. dated May 15, 1998.

Also described as: Commencing at an iron rod located at the Northwest corner of the intersection of Oak Street and U.S. Highway 90, also known as Beach Blvd., said point having the following State Plane Coordinates, Northing 263909.5745 Easting 489157.6274, thence N 83°16’03” West along the North margin of U.S. Highway 90 for a distance of 160.48, thence North 83°36’ 15” West 45. 14 feet to the point of Beginning, thence continue along said North margin North 83°02’16” West 45.41 feet, thence North 00°09’23” West 538.18 feet, thence South 89°50’25” East 45.00 feet, thence South 00°09’44” East 26.54 feet, thence continue South 00°09’44” East 517.02 feet to the North margin of U.S. Highway 90 and the Point of Beginning. Said parcel contains 0.559 acres, more or less, and recorded on Quitclaim Deed in Book 325 at Page 401.

Exhibit B - 23

Physical address: 1019 East Beach Blvd., Biloxi, MS

Parcel 54 (Tax Parcel No. 1410I-04-022.000)

That certain lot beginning on the South line of East Howard Avenue at a point Ninety-Six (96) feet West of the intersection of the South line of East Howard Avenue and the West line of Oak Street; thence running West along the South line of East Howard Avenue a distance of Sixty-Four (64) feet more or less; thence running South a distance of Two Hundred and Fifty (250) feet; thence running East Sixty-Four (64) feet, more or less, to a point Two Hundred Fifty (250) feet South of the South line of East Howard Avenue; thence running North to the South line of East Howard Avenue approximately Two Hundred Fifty (250) feet. Bounded on the North by Howard Avenue; on the East by the property of F. Covacevich; on the South by the property of Braun; and on the West by the property of Broussard, formerly Covacevich; together with all improvements thereon and thereunto belonging. This property is located in Municipal Section Block 51, City of Biloxi, Mississippi.

Physical address: 307 Howard Avenue, Biloxi, MS

Parcel 55 (Tax Parcel No. 1410I-04-023.000)

A parcel of land located in the City of Biloxi, Harrison County, Mississippi, more particularly described as having a frontage of 45 feet on the South margin of East Howard Avenue between Hood Lane and Oak Street, and running back South between Parallel lines at 150 feet, and being bounded on the North by East Howard Avenue, on the East by property now or formerly of Kulgis, on the South by property now or formerly of Hood, and on the West by property now or formerly of McLain. The above described property being Lot 62, Block 51, City of Biloxi, Harrison County, Mississippi.

Physical address: 309 Howard Avenue, Biloxi, MS

Parcel 56 (Tax Parcel No. 1410I-04-024.000)

That certain lot or parcel of land having a frontage on the South margin of East Howard Avenue of forty-five (45) feet, more or less, and running back in a Southerly direction between parallel lines a distance of one hundred fifty (150) feet and being bounded on the North by East Howard Avenue, on the East by property now or formerly of Emma Johnson, on the West by property now or formerly of Viator, and on the South by property now or formerly of First National Bank. Being the same property conveyed by Joseph J. Hebert and Mrs. Caroline Strain Hebert to Gloria D. Hebert by a Warranty Deed dated March 19, 1958, recorded in Deed Book 432 at page 254 (Copy Book 154 at page 174) in the office of the Chancery Clerk of Harrison County, Mississippi, Second Judicial District. And being situated in Section Block 51 in the City of Biloxi, Mississippi.

Physical address: 313 Howard Avenue, Biloxi, MS

Parcel 61 (Tax Parcel No. 1410I-04-082.000)

A parcel of land situated in Section 34, Township 7 South, Range 9 West, City of Biloxi, Second Judicial District of Harrison County, Mississippi and being more particularly described as follows:

Commencing at an iron rod located at the Northwest corner of intersection of Oak Street and U.S. Highway 90, also known as Beach Boulevard, said point having the following State Plane Coordinates, Northing 263909.5745, Easting 489157.6274, thence North 83°16’03” West along the North margin of U.S. Highway 90 for a distance of 160.48 feet, thence North 83°36’15” West 45.14 feet, thence North 83°02’16” West

Exhibit B - 24

45.41 feet, thence North 82°33’47” West 225.08 feet to the POINT OF BEGINNING, thence continue North 83°49’11” West along said North margin 52.50 feet, thence North 00°36’31” West 549.54 feet, thence North 88°15’35” East 52.04 feet, thence South 02°35’27” East 54.27 feet, thence South 00°24’34” East 502.54 feet to the North margin of U.S. Highway 90 and the Point of Beginning. Said parcel contains 0.673 acres, more or less.

Physical address: 334 Beach Blvd., Biloxi, MS

Parcel 63 (Tax Parcel No. 1410P-01-002.000)

A parcel of land situated in Section 34, Township 7 South, Range 9 West, City of Biloxi, Second Judicial District of Harrison County, Mississippi and being more particularly described as follows:

Commencing at an iron rod located at the Northwest corner of the intersection of Oak Street and U.S. Highway 90, also known as Beach Boulevard, said point having the following State Plane Coordinates, Northing 263909.5745, Easting 489157.6274, thence South 00°01’10” East 130.00 feet to an iron rod located at the Southwest corner of the intersection of Oak Street and U.S. Highway 90, said point being the Point of Beginning, thence South 00°25’08” East along an extension of the West margin of Oak Street 283.55 feet, thence South 89°34’52” West 72.82 feet, thence North 44°17’04” West 10.10 feet, thence North 00°26’40” West 287.45 feet, to the South margin of U.S. Highway 90, thence South 82°27’ 14” East along said margin 80.73 feet to the Point of Beginning. Said parcel contains 0.530 acres, more or less.

Physical address: 301 Beach Blvd., Biloxi, MS

Parcel 64 (Tax Parcel No. 1410P-01-003.000)

Beginning at the Northeast corner of the intersection of the East margin of Oak Street, if extended South, with the South margin of U.S. Highway 90, and continuing South along said projected East margin of Oak Street, if extended South, to the waters of the Mississippi Sound; thence Westerly along the meanderings of the Mississippi Sound to the extension of the West margin of Oak Street, if extended South; thence North along the West margin of Oak Street, if extended South, to the South margin of U.S. Highway 90; thence East along the South margin of U.S. Highway 90 to the Point of Beginning, less and except any part or all of the above described property that is or may be alleged to be or is hereafter determined to be tidelands or tidally-influenced. The City of Biloxi has vacated the above described property as a public street by Resolution No. 664-10.

Parcel 71 (Tax Parcel No. 1510L-02-120.000 and 1510L-02-120.001)

Lots 1,2,3,4,5,20,21 and 24, as well as the East Forty (40) feet of Lots 15,19,22 and East Thirty (30) feet of Lot 23, all in Block 9 of the Revised subdivision of Summerville Addition, as recorded in Copy Plat Book 1, at Page 26, of the Record of Plats maintained in the Second Judicial District Office of the Chancery Clerk of Harrison County, Mississippi; also being described as all that property conveyed by deeds recorded in Land Deed Copy Book 81 at Page 320; Copy Book 84 at Page 54; Copy Book 87 at Page 386; Copy Book 128 at Page 371; Copy Book 128 at Page 373; Book 148 at Page 498; Book 169 at Page 63, of said Land Records, less that property described in Land Deed Book 141 at Page 409 of said Land Records.

Exhibit B - 25

Physical address: 1st Street, Biloxi, MS

Parcel 72 (Tax Parcel No. 1510L-02-122.000)

A piece of land off of the East end of Lots 17 and 18 in Block or Square No. 9 of the Plan of Summerville, in the City of Biloxi, in Harrison County, State of Mississippi, as shown on the official map or plat thereof on file and of record in Plat Book 2, at page 3 of the Record of Plats of Harrison County, Mississippi, which said parcel of land is particularly described as follows, to-wit:

A certain lot of land beginning at a point on the North line of the First Street, which is 200 feet East of the North West corner of Maple Street and First Street, running thence West a distance of 50 feet; thence North a distance of 150 feet, thence East a distance of 50 feet; thence South a distance of 150 feet to the point of beginning. Said parcel of land being the East 50 feet of Lot 18 and the East 50 feet of the South 70 feet of Lot 17 in Block 9 of said Plan of Summerville, in the City of Biloxi, Mississippi.

Physical address: 252 1st Street, Biloxi, MS

Parcel 73 (Tax Parcel No. 1510L-02-123.000)

That certain lot or parcel of land commencing at a point on the North line of First Street which is 100 feet East of the intersection of the North line of First Street with the East line of Maple Street, running thence North a distance of 150 feet, thence East 50 feet, thence South 150 feet, and thence West 50 feet to the Point of Beginning, bounded on the North by the property of Murphy A. Tauzin, on the East by property of Cleve Bourgeois, on the south by First Street, and on the West by property of Mrs. Edmonia Toups, and being a part of Lots 17 and 18 in block 9 of the Plan of Summerville Addition to the City of Biloxi, as per plat thereof in Plat Book 3, Page 3, in the office of the Chancery Clerk of Harrison County, Mississippi.

Physical address: 256 1st Street, Biloxi, MS

Parcel 74 (Tax Parcel No. 1510L-02-125.000)

The North Five feet (5’) of the West 100 feet of Lot Eighteen (18) and the West One-half (1/2) of Lot Seventeen (17), Block Nine (9), Less the North 10 feet of Lot Seventeen (17), Block Nine (9), SUMMERVILLE SUBDIVISION, as per map or plat thereof on file and of record in the office of the Chancery Clerk of Harrison County, Mississippi, Second Judicial District; being 75 feet on Maple Street and extending in an Easterly direction between parallel lines a distance of 100 feet, together with an easement over, through and across the West 10 feet of Lot Eighteen (18), Block Nine (9), SUMMERVILLE SUBDIVISION, for utility purpose, being further described as follows, to-wit:

The West Ten feet (10’) of Lot Sixteen (16), less the North Five feet (5’) thereof, Block Nine (9), SUMMERVILLE SUBDIVISION, as per map or plat thereof on file and of record in the office of the Chancery Clerks Office of the Second Judicial District of Harrison County, Mississippi; being 75 feet on Maple Street by 1000 feet on First Street.

Physical address: 122 Maple Street, Biloxi, MS

Parcel 75 (Tax Parcel No. 1510L-02-126.000)

The North 10 feet of Lot 17, and the South 46.7 feet of Lot 16, Block 9, Revised Subdivision of Blocks 9, 11, 12, 13, 17, 18 and 19 of SUMMERVILLE, City of Biloxi, Harrison County, State of Mississippi, according to the official map or plat thereof on file and of record in the office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi.

Exhibit B - 26

Physical address: 126 Maple Street, Biloxi, MS

Parcel 76 (Tax Parcel No. 1510L-02-127.000)

Beginning at a point on the East line of Maple Street which is 206 2/3 feet North of the Northeast corner of the intersection of First and Maple Streets and running thence North a distance of 56 2/3 feet, thence East a distance of 100 feet, thence south a distance of 56 2/3 feet and thence West a distance of 100 feet to the Point of Beginning, being bounded on the North by the property of Neville J. Gonsoulin, on the East by the property of Murphy A. Tauzin, on the South by the property of Bernard J. Hebert and on the West by Maple Street and being a part of Lots 15 and 16 in Block 9, of the Plan of Summerville Addition as per plat thereof in Plat Book 2 at Page 3, in the office of the Chancery clerk of Harrison County, Mississippi.

AND ALSO:

Beginning at a point which is 100 feet East of a point on Maple Street which is 206 2/3 feet North of the Northeast corner of the intersection of First and Maple Streets and running thence North a distance of 56 2/3 feet, thence East a distance of 100 feet, thence South a distance of 56 2/3 feet, thence West a distance of 100 feet to the Point of Beginning being bounded on the North by the property now or formerly of Neville J. Gonsoulin, on the East by the property now or formerly of the City of Biloxi, on the South by the property now or formerly of Murphy A. Tauzin and on the West by property heretofore conveyed by Mrs. Eva Foreman to John B. Illich on February 15, 1952. Being part of Lots 15 and 16 in Block 9, of the Plan of Summerville Addition as per plat thereof in Plat Book 2 at Page 3, in the office of the Chancery Clerk of Harrison County, Mississippi.

Physical address: 128 Maple Street, Biloxi, MS 39530

Parcel 77 (Tax Parcel No. 1510L-02-129.000)

The West Two Hundred (W 200’) feet of Lots Nineteen (19) and Twenty Two (22) in Block Nine (9) of the Map or Plat of the Estate of Jacob Ott in Biloxi, Mississippi showing Revised Subdivision of Lots 9, 11, 12, 13, 17, 18 and 19 of Summerville addition to the City of Biloxi, Harrison County, Mississippi, as per Map or Plat on File in the office of the Chancery Clerk in Plat Book 7, page 17.

Physical address: 134 Maple Street, Biloxi, MS

Parcel 78 (Tax Parcel No. 1510L-02-134.000)

LOT 27, BLOCK 9, PLAN OF SUMMERVILLE ADDITION TO THE CITY OF BILOXI, as per plat on file in the office of the Chancery Clerk of Harrison County, Second Judicial District, Mississippi, in copy Plat Book 1 at Page 26.

Physical address: 243 Howard Avenue, Biloxi, MS

Parcel 3 (Tax Parcel No. 1410I-02-002.000)

That certain lot or parcel of land having a frontage on East Howard Avenue of 100 feet, more or less, running back South between parallel lines 175 feet to the property now or formerly of Mrs. Charles Holley, being bounded on the East by the property now or formerly of Charles DeJean, North by East Howard Avenue, South by the property of Mrs. Charles Holley, and on the West by property now or formerly Mary Anticich, being the same property conveyed to Frances C. Smolcich by deed dated March 18, 1947, which appears of record in Book 300, page 70 (CB 103, page 46), on the Records of Deeds of the Second Judicial District of Harrison County, Mississippi, and being the West 100 feet of Lot Nine (9), the West 100 feet of Lot Eight (8) and the West 100 feet of the North 15 feet of Lot Seven (7), all in Block Ten (10) of

Exhibit B - 27

Summerville, an addition to the City of Biloxi, as per map or plat thereof, recorded in Plat Book 2, Page 3, Records of Plats of Harrison County, Mississippi; said property being conveyed together with all improvements, easements, rights, and appurtenances thereunto belonging or in any way appertaining.

Physical address: 139 Maple Street, Biloxi, MS

Parcel 9 (Tax Parcel No. 1410I-02-008.000)

THAT CERTAIN LOT or parcel of land being the South part of LOT FOUR (4). BLOCK TEN (10), SUMMERVILLE ADDITION to the City of Biloxi, Harrison County, Mississippi; and being more fully described as fronting on Maple Street a distance of thirty-eight and one-half (38.5’) feet, more or less, and running back parallel lines a distance of two hundred (200’) feet, more or less; and being bounded on the North by property now or formerly of Derouen; on the East by Maple Street; on the South by property now or formerly of Spencer; and on the West by property now or formerly of Picard.

Physical address: 125 Maple Street, Biloxi, MS 39530

Parcel 12 (Tax Parcel No. 1410I-02-011.000)

One (1) Lot 50 x 99 feet, more or less, South by First St., East by Maple St., North by Stafford, West by Stafford. Being part of Lot 2, Block 10, Summerville, City of Biloxi, Second Judicial District of Harrison County, Mississippi.

Physical address: 270 1st Street, Biloxi, MS 39530

Parcel 13 (Tax Parcel No. 1410I-02-012.000)

One lot of land and all improvements thereon lying and being within the corporate limits of the City of Biloxi, State of Mississippi, and County of Harrison, and being more fully described as follows:

Bounded on the East by property of Clafai Corneaux; bounded on the West by property of Mrs. Ransonet; bounded on the South by First Street; and bounded on the North by the property of Frank Covacevich. Having a front on the said First Street of Twenty-five (25) feet and running back North between parallel lines one hundred and fifty (150) feet to the property of the said Frank Covacevich, being a part of Lots 1, 2, and 3, in Block 10, Plan of Summerville.

Physical address: 274 1st Street, Biloxi, MS 39530

Parcel 14 (Tax Parcel No. 1410I-02-015.000)

The East 75 Feet of Lot 18, Square 10 of Summerville Addition, as per map thereof recorded in Book 2 at Page 3 of the Record of Plat of Harrison County, Mississippi; being further described as bounded South by First Street, West by Borden, East by property formerly of Stafford and North by Sumrall; having a frontage on First Street of 75 feet and running back North between parallel lines a distance of 80 feet; and being the same property conveyed to Edward Romero and wife, Edith Romero by Mrs. John Wentzell by Warranty Deed dated June 23, 1937, recorded in Book 215 at Page 527 of the Deed Records of Harrison County, Mississippi.

Exhibit B - 28

Physical address: 286 1st Street, Biloxi, MS 39530

Parcel 19 (Tax Parcel No. 1410I-02-020.000)

The following described lot or parcel of land situated and being in Harrison County Mississippi and in the City of Biloxi with all improvements located thereon, as follows:

A certain lot fronting on Oak Street 50 feet and running back east between parallel lines a distance of 180 feet and being bounded on the South by a ten foot alley known as Covacevich Alley, on the West by Oak Street, on the North by the property of Henrietta Stanovich Laughran, on the East by the property of grantor; being part of lot 16 of block 10 of Summerville Addition to the City of Biloxi, Mississippi.

Physical address: 128 Oak Street, Biloxi, MS

Parcel 20 (Tax Parcel No. 1410I-02-021.000)

That certain lot or parcel of land described as beginning at the Northeast Corner of lot one (1), block ten (10).

Summerville Addition to the City of Biloxi; running thence West along the North line of said lot a distance of Eighty feet (80); running thence South along the West line of said lot one (1) a distance of twenty feet (20’); running thence South a distance of sixty feet (60’) to the South line of lot sixteen (16), block ten (10). Summerville Addition, running thence East a distance of one hundred feet (100’) to the East line of the said lot one (1); running thence North a distance eighty feet (80’) more or less, to the point of beginning; said property being the same property as conveyed to Hypolite Picard, Jr., by Frank Covacevich on January 28, 1943, by deed which appears of record in book 253 at pages 254-255 of the land deed records of Harrison County, Mississippi; and property conveyed to Mrs. Ada Picard by Donald Covacevich and Jack W. Covacevich on January 20, 1956, by deed which appears of record in book 417 at page 42-43, of said records; together with the exclusive right, title and use of that certain alley known as Covacevich Alley fronting ten feet (10’) on Oak Street and running back East a distance of one hundred eighty feet (180’); being a part of lot 16, block 10, Summerville Addition to the City of Biloxi.

Physical address: 126 Oak Street, Biloxi, MS

Parcel 26 (Tax Parcel No. 1410I-02-026.000)

That certain lot or parcel described as having a frontage on the East side of Oak Street of 60 feet and running back in an Easterly direction between parallel line of a distance to 280 feet, bounded on the South by property now or formerly of Arguellas, on the East by the property now or formerly of Maybury and Holley, on the North by property of Thornton and Skrmetta, and on the West by Oak Street; being part of lots 10,12 and 13 in block 10 of Summerville Addition to the City of Biloxi, Harrison County, Mississippi.

Physical address: 138 Oak Street, Biloxi, MS

Parcel 27 (Tax Parcel No. 1410I-02-027.000)

That certain lot or parcel of land having a frontage of 60 feet on the East line of oak street, running back East 200 feet, more or less, and being bounded North by property now or formerly of Aherns et al, on the east by property now or formerly of Desporte, South by property now or formerly of Mennig, and West by Oak Street, and being part of lots 11 and 12, block 10, Summerville Addition to the City of Biloxi, together with all improvements, rights and appurtenances thereunto belonging.

Exhibit B - 29

Physical address: 140 Oak Street, Biloxi, MS

Parcel 29 (Tax Parcel No. 1410I-02-031.000)

That certain lot or parcel of land described as having a frontage of 95 feet, more or less, on the South margin of East Howard Avenue between Oak and Maple Streets, and extending back South between parallel lines a distance of 120 feet, more or less, and being bounded on the North by East Howard Avenue; on the East by property now or formerly of Cvitanovich; on the South by property now or formerly of Austin; and on the west by property now or formerly of Guich (sic) and Thornton said property being known as Municipal 1418 and 1420 East Howard Avenue and being parts of lots 10, 11 and 12 of block 10, Summerville Addition to the City of Biloxi, Mississippi.

Physical address: 281 Howard Avenue, Biloxi, MS

Parcel 34 (Tax Parcel No. 1410I-03-005.000 & 1410I-04-083.000)

That certain real property situated in the City of Biloxi, Second Judicial District of Harrison County, Mississippi and lying in Section 34, Township 7 South, Range 9 West and being more particularly described as follows to-wit:

Commencing at the Northwest corner of the intersection of U.S. Highway 90 and Oak Street in the City of Biloxi and run thence North 82°35’56” West along the north edge of the sidewalk a distance of 251.34 feet to an iron pipe marking the point-of-beginning of the herein described parcel. From said point-of-beginning run thence North 00°07’39” East a distance of 537.7 feet to an iron pipe; thence run North 89°50’46” West a distance of 56.8 feet to an iron pipe on the West margin of Hood Lane: thence run South 88°41’24” West a distance of 168.6 feet to an iron pipe: thence run South 00°07’ East a distance of 505 feet to an iron pin on the North margin of U.S. Highway 90 or East Beach Boulevard; thence continue South 00°07’ East 283 feet more or less, to the water’s edge of the Mississippi Sound; thence run Southerly along the water’s edge to a point that lies South 00°07’ West of the point-of-beginning; thence run North 00°07’ East a distance of 345 feet more or less, to the point-of-beginning, but subject to the rights of the general public and county of Harrison in and to the sand beach lying south of the seawall and North of the shoreline of the Mississippi sound and the easement for the construction and maintenance of the U.S. highway 90.

Physical address: Highway 90, Biloxi, MS

Parcel 52 (Tax Parcel No. 1410I-04-021.000)

Beginning at the Northwest corner of the lot of land herein described which point is on the East line of a lane or alley sometimes known as Hood’s land, that is 250 feet, more or less, South of the South line of East Howard Avenue; running thence in a Southerly direction along the East line of said lane or alley a distance of 250 feet, more or less, to the North line of the property of now or formerly Doss Summerlin; thence running Easterly along the North line of the land now or formerly Summerlin and of Henning, a distance of 88 feet, more or less, to the land now or formerly Emma Johnson; running thence in a Northerly direction and parallel with the East line of Hood’s Lane a distance of 250 feet, more or less, to the land now or formerly Viator; thence in a Westerly direction along the South line of the land of Viator a distance of 88 feet, more or less, to the point of beginning; said parcel of land being bounded North by land and now or formerly Viator; East by now or formerly Emma Johnson; South by land now or formerly Summerlin and of Henning; and on the West by said Hood’s Lane or Alley; together with all of the improvements, right and appurtenances thereunto belonging.

Exhibit B - 30

Physical address: 112 Hood Lane, Biloxi, MS

Parcel 53 (Tax Parcel No. 1410I-04-021.001)

Beginning at a point on the East line of Hood Lane 150’ South of the South line of East Howard Avenue; thence running South along the East line of Hood Lane a distance of 100 feet; thence running East 43 feet; thence running North and parallel to the East line of Hood Lane a distance of 100 feet; thence running West 43 feet to the point of beginning; and being bounded on the North by property of J.J. Viator, Sr.; on the East by property of J.J. Viator, Jr.; and on the West by Hood Lane.

Beginning at a point which is 150’ south of the South line or East Howard Avenue and 43 feet East of Hood lane; thence running South and parallel with the East line of Hood Lane 100 feet to a point; thence running east 45’ to a point; thence running North 100 to a point; thence running West 45 feet to the point of beginning; being bounded on the North by now or formerly Hebert; on the East by property of J.J. Viator, Sr.; on the South by property of J.J. Viator, Jr.; and on the West by property of J.J. Viator, Sr.

Beginning at a point 100 feet South of the South line of East Howard Avenue and 88 feet East of the East line of Hood Lane; thence running South and parallel with the East line of Hood Lane 425 feet to a point; thence running East 45 feet to a point; thence running North and parallel to the East line of Hood Lane 425 feet to a point; thence running West 45 feet to the point of beginning; being bounded on the North by property now or formerly N. Broussard; on the East by property formerly of L.O. Johnson and on the South by now or formerly of Ladner; and on the West by J.J. Viator, Jr. and J.J. Viator, Sr.

Physical address: 120 Hood Lane, Biloxi, MS

Parcel 57 (Tax Parcel No. 1410I-04-025.000)

Beginning at a point on the South line of East Howard Avenue where the same is intersected by the East line of Hood Lane; thence running South along the East line of Hood Lane a distance of one hundred fifty feet (150’) to a point; thence running East by forty-three (43’) to a point; thence running North one hundred fifty feet (150’) to a point on the South line of East Howard Avenue; thence running West forty-three (43’) to the point of beginning. (Section block 51 of the City of Biloxi.)

Physical address: Howard Avenue, Biloxi, MS

Parcel 58 (Tax Parcel No. 1410I-04-026.000)

A parcel of land situated and being located in Section Block 51, City of Biloxi, Second Judicial District of Harrison County, Mississippi and being more particularly described as follows, to-wit:

Beginning at the intersection of the southerly margin of Howard Avenue with the westerly margin of Hood Lane; thence run South 00°11’56” West 339.71 feet along the Westerly margin of Hood Lane; thence run South 88°23’02” West 169.60 feet; thence run North 00°00’00” East 229.04 feet; thence run North 89°47’53” East 82.46 feet along the North line of the property of Navarro and the South line of the Property of Gonsoulin/Jakes and others; thence run North 47°34’25” East 35.48 feet along the line common to Navarro and Gonsoulin/Jakes; thence run North 01°13’44” West 90.00 feet along the West line of Navarro and the East line of Gonsoulin/Jakes to the Southerly margin of Howard Avenue; thence run North 88°52’52” East 64.00 feet along the Southerly margin of Howard Avenue to the Point of Beginning.

Physical address: 115 Hood Lane, Biloxi, MS

Parcel 59 (Tax Parcel No. 1410I-04-027.000 & 1410I-04-027.001)

That certain piece or parcel of land together with all improvements thereon and appurtenances there unto belonging in the City of Biloxi, Mississippi, described as follows:

Exhibit B - 31

Commencing at the intersection of the South line of Howard Avenue and the West line of Hood Lane, thence running West along the south line of Howard Avenue 114 feet to a point, which is the Point of Beginning of the property herein conveyed, thence south 115 feet 6 inches to a point, thence West 59 feet to the West line of Hood property and the East line of Summerlin Alley, thence North along Summerlin Alley 115.4 feet to the South line of Howard Avenue, thence East 59 feet to the Point of Beginning, Section Block 51. Being a part of the property described in paragraph three of the Partition Deed of Mrs. Hazel Hood Navarro, Lewis W. Hood, Jr. and Jacks Hood, dated April 12, 1965.

AND:

That certain piece or parcel of land together with all improvement thereon and appurtenances there unto belonging in the city of Biloxi, Harrison County, Mississippi, described as follows:

Commencing at a point on the West line of Hood Lane and the South line of Howard Avenue, thence running West 64 feet along the South line of Howard Avenue to a point which is the Point of Beginning of the property herein conveyed, thence South 90 feet to a point, thence southwesterly along the South side of the Trunk of the live Oak tree 38 feet more or less, to a point 17 feet West of the Northwest corner of the new garage and 23 feet East of the Southeast corner of the property of Jack Hood, this day conveyed to Esse Gonsoulin, thence West 23 feet to the Southeast corner of the property of Jack Hood, thence North 115 feet 6 inches to the South line of Howard Avenue, thence East 50 feet to the Point of Beginning.

SAID PARCELS being also described as:

A parcel of land situated and being located in Section Block 51, City of Biloxi, Second Judicial District of Harrison County, Mississippi and being more particularly described as follows, to-wit:

Commencing at the intersection of the southerly margin of Howard Avenue with the westerly margin of Hood Lane; thence run South 88°52’52” West 64.00 feet along the Southerly margin of Howard Avenue to the Point of Beginning of the parcel herein described: thence run from said Point of Beginning, South 01°13’44” East 90.00 feet; thence run South 47°34’25” West 35.48 feet; thence run South 89°47’53” West 82.46 feet; thence run North 00°00’00” West 112.12 feet to the Southerly margin of Howard Avenue; thence run North 88°52’53” East 106.74 feet along the Southerly margin of Howard Avenue to the Point of Beginning.

Physical address: 327 and 329 Howard Avenue, Biloxi, MS

Parcel 62 (Tax Parcel No. 1410I-04-084.000)

That certain lot or parcel of land commencing at a point in the Northeast corner of the property of Dr. L.W. Hood known as municipal number 1310 East Howard Avenue, said point being at the intersection of the South side of East Howard Avenue and the West side of Hood or Maybury Lane in Biloxi, Mississippi, thence running South along the West line of said Hood or Maybury Lane a distance of 341 feet to the point of beginning which is also the Southeast corner of the property conveyed to Mrs. Hazel Hood Navarro by deed recorded in book 284, page 240; thence West from said point to beginning along the South boundary line of the property of Navarro 176 feet, more or less, to an alley or the property of Doss Summerlin; thence South a distance of 159 feet to the South line of the property of grantors; thence East 176 feet, more or less, to a point on the West line of Hood or Maybury Lane; thence North along the West line of Hood or Maybury Lane a distance of 159 feet to the point of beginning said lot being bounded by alley or property of Summerlin; South by Island View Tourist Court, formerly of Maybury; and East by Hood or Maybury Lane.

Exhibit B - 32

Physical address: 109 Hood Lane, Biloxi, MS

Grand Biloxi - Parcel 92 (Tidelands Lease Parcels 1 & 2)

Tidelands Parcel 1 (Tax Parcel No. 1410P-01-004.001):

A parcel of land (submerged lands and tidelands) located in Claim Section 34, Township 7 South, Range 9 West, City of Biloxi, Second District of Harrison, Mississippi; and being more particularly described as follows:

Commence at an iron rod located at the intersection of the east margin (right-of-way) of Oak Street with the south margin (right-of-way) of U.S. Highway 90, also known as Beach Boulevard, said point having the following State Plane Coordinates, N.A.D. 1983, Mississippi East Zone in feet, North 324439.35 and East 973456.36; said point also being the northwest corner of that certain tract of land described by a Boundary Agreement and being recorded in Warranty Deed Book 338, Pages 283-290; thence South 00 degrees 24 minutes 55 seconds East 350.00 feet along said east margin (right-of-way) of Oak Street to the Point of Beginning, said point also being located at the southwest corner of a certain tract of land per the aforesaid Boundary Agreement; thence southeasterly along the southerly line of the aforesaid Boundary Agreement the following twelve courses, South 60 degrees 02 minutes 16 seconds East 20.04 feet, South 81 degrees 37 minutes 19 seconds East 11.55 feet, South 58 degrees 56 minutes 29 seconds East 18.04 feet, South 73 degrees 16 minutes 20 seconds East 25.87 feet, South 66 degrees 03 minutes 59 seconds East 65.07 feet, South 41 degrees 27 minutes 45 seconds East 12.31 feet, South 66 degrees 12 minutes 50 seconds East 18.62 feet, South 77 degrees 21 minutes 47 seconds East 19.55 feet, South 64 degrees 14 minutes 00 seconds East 35.62 feet, South 64 degrees 36 minutes 48 seconds East 33.61 feet, South 73 degrees 01 minutes 45 seconds East 9.53 feet, South 64 degrees 30 minutes 28 seconds East 13.99 feet; thence South 88 degrees 36 minutes 20 seconds West 256.14 feet to a point on the southerly projection of the east margin (right-of-way) of Oak Street; thence North 00 degrees 24 minutes 55 seconds West 120.78 feet along said southerly projection of the east margin (right-of-way) of Oak Street to the said Point of Beginning. Said parcel of land (submerged lands and tidelands) contains 15,525 square feet or 0.356 acres, more or less.

Tidelands Parcel 2 (Tax Parcel No. 1510M-01-025.002):

A certain parcel of land (submerged lands and tidelands) located in Claim Section 34, Township 7 South, Range 9 West, City of Biloxi, Second District of Harrison, Mississippi; and being more particularly described as follows:

Commence at an iron rod located at the intersection of the east margin (right-of-way) of Oak Street with the south margin (right-of-way) of U.S. Highway 90, also known as Beach Boulevard, said point having the following State Plane Coordinates, N.A.D. 1983, Mississippi East Zone in feet, North 324439.35 and East 973456.36; said point also being the northwest corner of that certain tract of land described by a Boundary Agreement and being recorded in Warranty Deed Book 338, Pages 283-290; thence easterly along said south margin (right-of- way) of U.S. Highway 90 the following three courses, South 89 degrees 28 minutes 50 seconds East 230.94 feet, North 88 degrees 36 minutes 20 seconds East 605.66 feet, North 88 degrees 55 minutes 15 seconds East 181.31 feet to the northeast corner of that certain tract of land per the aforesaid Boundary Agreement; thence South 00 degrees 11 minutes 55 seconds East 427.16 feet to the Point of Beginning, said point also being located at the most southeasterly corner of that certain tract of land per the aforesaid Boundary Agreement; thence continue South 00 degrees 11 minutes 55 seconds East 34.95 feet; thence South 88 degrees 36 minutes 20 seconds West 200.00 feet to a point located on the line of that certain tract of land per the aforesaid Boundary Agreement; thence along the line of that certain tract of land per the aforesaid Boundary agreement the following twenty two courses, North 01 degrees 23 minutes 40 seconds West 26.00 feet, South 88 degrees 36 minutes 20 seconds West 4.98 feet, North 01

Exhibit B - 33

degrees 23 minutes 40 seconds West 23.20 feet, South 60 degrees 12 minutes 52 seconds East 18.40 feet; thence South 64 degrees 25 minutes 17 seconds East 17.16 feet. South 53 degrees 31 minutes 41 seconds East 6.34 feet, South 61 degrees 44 minutes 07 seconds East 12.64 feet, South 58 degrees 19 minutes 04 seconds East 10.95 feet, South 72 degrees 15 minutes 59 seconds East 7.21 feet, North 87 degrees 19 minutes 59 seconds East 6.26 feet, North 69 degrees 43 minutes 30 seconds East 5.58 feet, North 55 degrees 09 minutes 10 seconds East 28.03 feet, North 51 degrees 12 minutes 32 seconds East 20.66 feet, North 64 degrees 38 minutes 59 seconds East 9.51 feet, North 69 degrees 37 minutes 40 seconds East 21.27 feet, North 68 degrees 12 minutes 05 seconds East 7.38 feet, North 84 degrees 51 minutes 18 seconds East 9.84 feet, South 86 degrees 12 minutes 06 seconds East 5.33 feet, South 78 degrees 09 minutes 28 seconds East 5.62 feet, South 79 degrees 24 minutes 04 seconds East 13.16 feet, South 68 degrees 06 minutes 53 seconds East 13.84 feet, South 38 degrees 38 minutes 16 seconds East 15.61 feet to the Point of Beginning. Said parcel of land (submerged lands and tidelands) contains 7,797 square feet or 0.179 acres, more or less.

By virtue of that Public Tidelands Lease dated November 16, 2015 by and between State of Mississippi Secretary of State Public Lands Division and Grand Casinos of Biloxi, LLC recorded on December 1, 2015 as Instrument No. 2015-3099-D-J2.

Parcel 30 (Tax Parcel Nos. 1410I-02-032.000; 1410I-02-032.001-Vacated street; 1510L-02-136.000; 1510M-01-025.000; 1510M-01-025.003; and 1410P-01-004.000-leased portion for theatre)

That certain real property situated in Blocks 1 and 2, Summerville Addition, and other lands lying south of U.S. Highway 90, City of Biloxi, Second Judicial District of Harrison County, Mississippi, being described more in particular as follows, to-wit:

Beginning at an iron pipe marking the Southwest corner of the intersection of U.S. Highway 90 and Pine Street if said were extended Southward and run S 00º11’55” E a distance of 397.19 feet along said West margin to an iron pin set at the apparent mean high water line of the Mississippi Sound, thence run Westerly along the meanderings of said apparent mean high water line to a point on a timber bulkhead that lies S 83º23’05” W a distance of 283.50 feet from the last mentioned point, thence run S 03º04’55” E along said timber bulkhead a distance of 150.00 feet to a point, thence follow the meanderings of the apparent mean high water line Southwesterly to a point on a timber bulkhead that lies S 64º48’05” W a distance of 89.10 feet from the last mentioned point, thence run S 03º16’05” W along said bulkhead a distance of 133.30 feet to a point on a pier, thence run S 87º19’05” W along said pier a distance of 78.30 Feet to a point, thence run N 02º51’05” E along the same pier a distance of 262.80 feet to a point, thence N 89º07’55” W along the same pier a distance of 336.70 feet, thence run Northwesterly along the apparent mean high water line to a point on the East margin of Oak Street that lies N 64º29’40” W a distance of 280.27 feet from the last mentioned point, thence run N 00º24’55” W along said East margin a distance of 350.00 feet to an iron pipe in concrete on the South margin of U.S. Highway 90, thence follow said South margin S 89º28’50” E a distance of 230.94 feet to an iron pin, thence continue along said South margin N 88º36’20” E a distance of 605.66 feet to a concrete right-of-way monument, thence continue along said South margin N 88º55’15” E a distance of 181.31 feet to the point of beginning, together with all riparian or other rights thereunto appertaining. (Tax Parcel Nos. 1410P-01- 004.000, 1510M-01-025.000, & 1510M-01-025.003).

Physical address: 285 Beach Blvd, Biloxi, MS 39533

AND

All of Lots 1 through 10 inclusive, Block 2, Summerville Addition, City of Biloxi, Second Judicial District of Harrison County, Mississippi, being described more in particular as follows, to-wit:

Exhibit B - 34

Beginning at an iron pipe marking the Northwest corner of said Block 2, Summerville Addition, and run N 89º45’15” E along the South margin of First Street a distance of 480.00 feet to an iron pin marking the Northeast corner of said Block 2; thence run S 00º11’55” E along the West margin of Pine Street a distance of 365.29 feet to a point on the North margin of the North Service Drive of U. S. Highway 90; thence run S 89º23’18” W along said North margin a distance of 480.57 feet to the East margin of Maple Street; thence run N 00º06’40” W along the East margin of Maple Street a distance of 368.36 feet to the point of beginning. (Tax Parcel No. 1510L-02-136.000) AND

All of Lots 3-8 inclusive, Block 1, Summerville Addition, plus the East 20 feet of Lot 2 and the East 10 feet of Lot 9, Block 1, Summerville Addition, City of Biloxi, Second Judicial District, Harrison County, Mississippi, being described more in particular as follows, to-wit:

Beginning at an iron pipe marking the Northeast corner of said Block 1 and run South 00°03’09” East along the West margin of Maple Street a distance of 366.93 feet to a point on the North margin or the North Service Drive of U.S. Highway 90; thence run Southwesterly along said North margin to a point that lies South 89°06’54” West a distance of 340.17 feet from the last mentioned point; thence run North 00°06’31” East a distance of 171.02 feet to a point; thence run North 89°49’51” East a distance of 169.68 feet to a point; thence run North 00°03’40” West a distance of 199.93 feet to the South margin of First Street; thence run North 89°45’15” East along said South margin of First Street a distance of 170.00 feet to the point of beginning. (Tax Parcel No. 1410I-02- 032.000)

Physical address: Beach Blvd, Biloxi, MS

AND All that part of vacated and abandoned Maple Street lying North of the South right-of-way line of U.S. Highway 90 and South of the South line of First Street being that portion of maple street vacated pursuant to Resolution No. 601-96 of the City of Biloxi, located in Section 34, Township 7 South, Range 9 West, City of Biloxi, Second Judicial District of Harrison County, Mississippi. Also known as (Tax Parcel No. 1410I-02-032.001)

By virtue of that Lease dated June 23, 1992, executed by and between Mavar, Inc., Lessor, and Grand Casinos of Mississippi, Inc.-Biloxi, Lessee, as evidenced by a memorandum recorded on June 25, 1992 and in Book 244 at Page 309, as amended by that First Amendment to Lease dated February 1, 1993, as evidenced by memorandum recorded on February 5, 1993 in Deed Book 251 at Page 588, as further amended by Second Amendment to Lease dated February 1, 1993, recorded on February 5, 1993 in Deed Book 251 at Page 593, re-recorded in Deed Book 253 at Page 385, as further amended by Third Amendment to Ground Lease dated July 31, 1998, recorded on August 7, 1998 in Deed Book 328 at Page 253, as assigned by Grand Casinos of Biloxi, LLC (as successor in interest to Grand Casinos of Mississippi, Inc. - Biloxi) to Grand Biloxi LLC recorded on July 28, 2017 as Instrument No. 2017-1821-D-J2.

Parcel 60 (Tax Parcel No. 1410I-04-028.000)

Beginning at a point on the South side of the sidewalk on the South margin of East Howard Avenue between Oak Street and Sophie Street where the line dividing the property of Halat and Mrs. Emma Summerlin intersects the South margin of the sidewalk on the South margin of East Howard Avenue, thence running South along the line dividing the property herein described and the property of Halat a distance of 430 feet, more or less, to a point where said boundary intersects East Water Street if same were extended to that point; thence running in an Easterly direction a distance of 108 feet along East Water Street extended to the Westerly boundary of the property of Mrs. L. W. Hood, Sr.; thence, running in a Northerly direction along the boundary dividing the property herein described and the Hood property a distance of 430 feet, more or less, to the South side of the sidewalk on the South margin of East Howard Avenue, thence running along the South boundary of said sidewalk along a Westerly direction 108 feet, more or less, to the point of beginning.

Exhibit B - 35

LESS AND EXCEPT

A parcel situated in the Northwest corner of the subject property measuring 106 feet North and South by 49 feet East and West which was conveyed by Mrs. Emma Summerlin to Bairlleaux and Esposito. This being the same property conveyed to Grantors by PEGGY WUNSTEL BERGERON on 24th of March 1993, and recorded in Book 260 pages 480 and 481.

Physical address: Howard Avenue

Harrah’s Metropolis

TRACT #1:

A PARCEL OF LAND LOCATED IN FRACTIONAL SECTIONS TWO (2) AND ELEVEN (11), TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD PRINCIPAL MERIDIAN, BEING LOTS 29 THROUGH 36 AND LOTS 467 THROUGH 474 IN BLOCK 4 OF THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS AS SHOWN ON PLAT RECORDED IN DEED BOOK N, PAGE 375 IN THE MASSAC COUNTY CLERK’S OFFICE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE NORTH LINE OF FRONT STREET AND THE EASTERLY RIGHT OF WAY LINE OF MARKET STREET, BEING THE SOUTHWEST CORNER OF SAID LOT 36; THENCE ALONG THE EASTERLY RIGHT OF WAY LINE OF MARKET STREET, SAID MARKET STREET HAVING AN 80 FOOT RIGHT OF WAY, N 34 DEGREES 47’46” E, 150.00 FEET TO THE SOUTH LINE OF FIRST STREET AND BEING THE NORTHWEST CORNER OF SAID LOT 474; THENCE ALONG THE SOUTH LINE OF FIRST STREET, NOW VACATED, S 55 DEGREES 12’ 14” E, 319.98 FEET TO THE NORTHEAST CORNER OF SAID LOT 467; THENCE ALONG THE EAST LINE OF SAID LOTS 467 AND 29, S 34 DEGREES 47’46” W, 150.00 FEET TO THE NORTH LINE OF FRONT STREET; THENCE ALONG THE NORTH LINE OF FRONT STREET, NOW VACATED, N 55 DEGREES 12’14” W, 319.98 FEET TO THE POINT OF BEGINNING, SITUATED IN MASSAC COUNTY, ILLINOIS.

TRACT #2:

A PARCEL OF LAND LOCATED IN FRACTIONAL SECTIONS TWO (2) AND ELEVEN (11), TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD PRINCIPAL MERIDIAN, BEING LOTS 100 THROUGH 108, LOTS 142 THROUGH 144, THE SOUTHERLY 70 FEET OF LOTS 139 AND 141, THE WESTERLY 10 FEET OF THE NORTHERLY 80 FEET OF LOT 141, THE VACATED 14 FOOT ALLEY, ALL IN BLOCK 12, ALSO BLOCK 3, VACATED FIRST STREET BETWEEN FERRY STREET AND METROPOLIS STREET AND VACATED FRONT STREET BETWEEN FERRY STREET AND METROPOLIS STREET, ALL LOCATED IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS AS SHOWN ON PLAT RECORDED IN DEED BOOK N, PAGE 375 IN THE MASSAC COUNTY CLERK’S OFFICE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE EASTERLY RIGHT OF WAY LINE OF FERRY STREET AND THE SOUTH LINE OF FRONT STREET; THENCE TO AND ALONG THE EASTERLY RIGHT OF WAY LINE OF FERRY STREET, SAID FERRY STREET HAVING AN 80 FOOT RIGHT OF WAY; N 34 DEGREES 47’46” E, 519.00 FEET TO THE SOUTH RIGHT OF WAY LINE OF SECOND STREET; THENCE ALONG THE SOUTH RIGHT OF WAY LINE OF SECOND STREET, SAID SECOND STREET HAVING AN 80 FOOT RIGHT OF WAY, S 55 DEGREES 12’14” E, 189.99 FEET; THENCE LEAVING SECOND STREET RIGHT OF WAY AND 10

Exhibit B - 36

FEET EASTERLY OF AND PARALLEL TO THE WEST LINE OF SAID LOT 141, S 34 DEGREES 47’46” W, 80.00 FEET; THENCE 70 FEET NORTHERLY OF AND PARALLEL TO THE SOUTH LINE OF LOTS 139 AND 141, S 55 DEGREES 12’14” E, 169.98 FEET TO THE WESTERLY RIGHT OF WAY LINE OF METROPOLIS STREET; THENCE ALONG THE WESTERLY RIGHT OF WAY LINE OF METROPOLIS STREET, SAID METROPOLIS STREET HAVING A 100 FOOT RIGHT OF WAY, S 34 DEGREES 47’46” W, 439.00 FEET TO THE SOUTH LINE OF FRONT STREET AS ESTABLISHED BY BOUNDARY LINE AGREEMENT RECORDED IN DEED BOOK 535, PAGE 042 IN THE MASSAC COUNTY CLERK’S OFFICE; THENCE ALONG THE SOUTH LINE OF FRONT STREET, NOW VACATED, N 55 DEGREES 12’14” W, 359.97 FEET TO THE POINT OF BEGINNING, SITUATED IN MASSAC COUNTY, ILLINOIS,

AND AN EASEMENT FOR THE PURPOSES OF INGRESS AND EGRESS, OVER AND ACROSS THE FOLLOWING DESCRIBED PARCEL OF LAND, TO-WIT: A PART OF LOT ONE HUNDRED FORTY ONE (141) IN BLOCK TWELVE (12) CITY OF METROPOLIS ILLINOIS, AS PER RECORDED PLAT THEREOF, DESCRIBED AS FOLLOWS:

BEGIN AT A POINT IN THE NORTH BOUNDARY LINE OF SAID LOT 141, BLOCK TWELVE (12), CITY OF METROPOLIS, ILLINOIS, THIRTY (30) FEET WEST OF THE NORTH EAST CORNER, RUN THENCE WESTWARDLY, ALONG THE NORTH BOUNDARY LINE OF SAID LOT A DISTANCE OF TWENTY (20) FEET TO A POINT; RUN THENCE, AT RIGHT ANGLES, SOUTHERLY ON A LINE PARALLEL WITH METROPOLIS STREET, A DISTANCE OF 80 FEET TO A POINT; RUN THENCE, AT RIGHT ANGLES, EASTERLY ON A LINE PARALLEL WITH SECOND STREET, A DISTANCE OF TWENTY (20) FEET; TO A POINT; RUN THENCE, NORTHERLY, AT RIGHT ANGLES, ON A LINE PARALLEL WITH METROPOLIS STREET, A DISTANCE OF EIGHTY (80) FEET; TO THE POINT OF BEGINNING; SAID PARCEL OVER WHICH SAID EASEMENT EXTENDS, FRONTING TWENTY (20) FEET ON THE SOUTH SIDE OF SECOND STREET, AND EXTENDING SOUTHERLY, BETWEEN PARALLEL LINES, A DISTANCE OF EIGHTY (80) FEET AS SET FORTH IN DEED RECORDS AT VOLUME 127, PAGES 59-60 IN THE RECORDER’S OFFICE, MASSAC COUNTY, ILLINOIS.

(EXCEPT THE ENTIRE SOUTHERLY ONE-HALF OF THE FOLLOWING DESCRIBED REAL PROPERTY:)

BEING A PORTION OF THE VACATED FRONT STREET RIGHT-OF-WAY LOCATED EAST OF FERRY STREET AND WEST OF METROPOLIS STREET IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, SAID PROPERTY BEING LOCATED IN FRACTIONAL SECTION 11, TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN, SAID PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A STEEL ROD, ONE-HALF INCH IN DIAMETER, TWENTY-FOUR INCHES LONG WITH A YELLOW PLASTIC CAP STAMPED “FMT ENGRS L.R.L.S. 2651” SET AT THE SOUTHWESTERLY CORNER OF LOT NO. 27, BLOCK NO. 3 OF THE PLAT OF METROPOLIS CITY OF RECORD IN DEED BOOK “N”, PAGES 375 THROUGH 378 OF THE MASSAC COUNTY CLERK’S OFFICE, SAID POINT BEING LOCATED WHERE THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET INTERSECTS THE NORTHERLY RIGHT-OF-WAY LINE OF FRONT STREET ; THENCE FROM SAID POINT OF BEGINNING PROCEED S. 55 DEGREES 12’14” E. ALONG AND WITH THE SOUTHERLY LINE OF THE AFORESAID BLOCK NO. 3 AND THE NORTHERLY LINE OF SAID FRONT STREET, 359.97 FEET TO A MAGNETIC NAIL SET NEAR THE BACK OF A CONCRETE WALK SAID NAIL BEING LOCATED AT THE SOUTHEASTERLY CORNER OF LOT NO. 19, BLOCK NO. 3 OF THE AFORESAID PLAT OF METROPOLIS CITY AND ON THE WESTERLY RIGHT-OF-WAY LINE OF METROPOLIS STREET; THENCE PROCEED S. 34 DEGREES 47’46” W, ALONG AND WITH THE PROJECTED WESTERLY RIGHT-OF-WAY LINE OF SAID METROPOLIS

Exhibit B - 37

STREET 55.00 FEET TO A MAGNETIC NAIL WITH A YELLOW PLASTIC CAP STAMPED “FMT ENGRS I.L.R.S. 2651” SET ON THE NORTHERLY LINE OF TRACT 9 AS DESCRIBED IN BOUNDARY LOCATION AGREEMENT BETWEEN THE CITY OF METROPOLIS AND SOUTHERN ILLINOIS RIVERBOAT CASINO CRUISES, INC., RECORDED IN VOLUME 535 AT PAGES 42 THROUGH 46 OF RECORDS IN THE MASSAC COUNTY CLERK’S OFFICE, SAID MARKER ALSO BEING LOCATED ON THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID FRONT STREET; THENCE PROCEED N. 55 DEGREES 12’14” W. ALONG AND WITH SAID RIGHT-OF-WAY LINE A DISTANCE OF 359.97 FEET TO A MAGNETIC NAIL WITH A YELLOW PLASTIC CAP AS HERETOFORE DESCRIBED SET AT THE INTERSECTION WITH THE PROJECTED EASTERLY RIGHT-OF-WAY LINE OF THE AFORESAID FERRY STREET; THENCE PROCEED N. 34 DEGREES 47’46” E. ALONG AND WITH SAID PROJECTED LINE, 55.00 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY.

THE ABOVE SAID TRACT #2 (FEE PARCEL) IS ALSO DESCRIBED AS FOLLOWS:

SUB-TRACT 2:

LOTS 103-108 (EXCEPTING THEREFROM THE NORTHERLY 30 FEET OF LOT 105), THE SOUTHERLY 70 FEET OF LOT 139, AND THE SOUTHERLY 70 FEET OF THE EASTERLY 50 FEET OF LOT 141, ALL IN BLOCK 12 AS PER THE ORIGINAL PLAT AND AN EASEMENT FOR THE PURPOSES OF INGRESS AND EGRESS, OVER AND ACROSS THE FOLLOWING DESCRIBED PARCEL OF LAND, TO-WIT: A PART OF LOT ONE HUNDRED FORTY ONE (141) IN BLOCK TWELVE (12) CITY OF METROPOLIS ILLINOIS, AS PER RECORDED PLAT THEREOF, DESCRIBED AS FOLLOWS: BEGIN AT A POINT IN THE NORTH BOUNDARY LINE OF SAID LOT 141, BLOCK TWELVE (12), CITY OF METROPOLIS, ILLINOIS, THIRTY (30) FEET WEST OF THE NORTH EAST CORNER, RUN THENCE WESTWARDLY, ALONG THE NORTH BOUNDARY LINE OF SAID LOT A DISTANCE OF TWENTY (20) FEET TO A POINT; RUN THENCE, AT RIGHT ANGLES, SOUTHERLY ON A LINE PARALLEL WITH METROPOLIS STREET, A DISTANCE OF 80 FEET TO A POINT; RUN THENCE, AT RIGHT ANGLES, EASTERLY ON A LINE PARALLEL WITH SECOND STREET, A DISTANCE OF TWENTY (20) FEET TO A POINT; RUN THENCE, NORTHERLY, AT RIGHT ANGLES, ON A LINE PARALLEL WITH METROPOLIS STREET, A DISTANCE OF EIGHTY (80) FEET TO THE POINT OF BEGINNING; SAID PARCEL OVER WHICH SAID EASEMENT EXTENDS, FRONTING TWENTY (20) FEET ON THE SOUTH SIDE OF SECOND STREET, AND EXTENDING SOUTHERLY, BETWEEN PARALLEL LINES, A DISTANCE OF EIGHTY (80) FEET AS SET FORTH IN DEED RECORDS AT VOLUME 127, PAGES 59-60 IN THE RECORDER’S OFFICE, MASSAC COUNTY, ILLINOIS.

SUB-TRACT 7:

THE WEST 10 FEET OF LOT 141, LOT 142, LOT 143, LOT 144, LOT 100, LOT 101 AND LOT 102 IN BLOCK 12 OF THE ORIGINAL PLAT.

SUB-TRACT 14:

A PARCEL OF LAND LOCATED IN FRACTIONAL SECTIONS 2 AND 11 OF TOWNSHIP 16 SOUTH, RANGE 4 BAST OF THE THIRD PRINCIPAL MERIDIAN IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A MAGNETIZED NAIL SET IN THE TOP OF A THREE FOOT PLUS OR MINUS HIGH CONCRETE WALL LOCATED WHERE THE NORTHEASTERLY RIGHT OF WAY LINE OF THE HEREIN DESCRIBED ALLEY INTERSECTS THE SOUTHEASTERLY RIGHT OF WAY LINE

Exhibit B - 38

OF FERRY STREET, SAID POINT BEING LOCATED SOUTH 34 DEGREES 47 MINUTES 46 SECONDS WEST A DISTANCE OF 150.00 FEET FROM ANOTHER MAGNETIZED NAIL SET AT THE INTERSECTION OF THE AFORESAID FERRY STREET RIGHT OF WAY LINE WITH THE SOUTHWESTERLY RIGHT OF WAY LINE OF SECOND STREET AT THE NORTHERLY MOST CORNER OF THE AFORESAID BLOCK 12; THENCE FROM SAID POINT OF BEGINNING PROCEED SOUTH 55 DEGREES 12 MINUTES 14 SECONDS EAST ALONG AND WITH THE NORTHEASTERLY RIGHT OF WAY LINE OF THE HEREIN DESCRIBED PROPERTY 359.97 FEET TO A STAINLESS STEEL PLUG SET IN THE NORTHWESTERLY SIDE OF A CONCRETE SIDEWALK ON THE NORTHWESTERLY RIGHT OF WAY LINE OF METROPOLIS STREET; THENCE SOUTH 34 DEGREES 47 MINUTES 46 SECONDS WEST WITH A PROJECTION OF SAID LINE 14.00 FEET TO A ONE HALF INCH DIAMETER STEEL ROD AND CAP SET AT THE INTERSECTION WITH THE SOUTHWESTERLY RIGHT OF WAY LINE OF THE HEREIN DESCRIBED ALLEY; THENCE NORTH 55 DEGREES 12 MINUTES 14 SECONDS WEST ALONG AND WITH SAID LINE 359.97 FEET TO A ONE HALF INCH DIAMETER STEEL ROD AND CAP SET AT THE INTERSECTION WITH THE SOUTHEASTERLY RIGHT OF WAY LINE OF FERRY STREET AFORESAID; THENCE NORTH 34 DEGREES 47 MINUTES 46 SECONDS EAST ALONG AND WITH A PROJECTION OF SAID LINE 14.00 FEET TO THE POINT OF BEGINNING. A/K/A VACATED 14 FOOT PUBLIC ALLEY LOCATED IN BLOCK 12 OF THE CITY OF METROPOLIS BETWEEN FIRST, SECOND, FERRY AND METROPOLIS STREETS.

SUB-TRACT 15:

A PARCEL OF LAND LOCATED IN FRACTIONAL SECTIONS 2 AND 11 OF TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A ONE HALF INCH DIAMETER REBAR FOUND WHERE THE NORTHEASTERLY RIGHT OF WAY LINE OF FIRST STREET INTERSECTS THE SOUTHEASTERLY RIGHT OF WAY LINE OF FERRY STREET, SAID POINT BEING THE WESTERLY MOST CORNER OF THE AFORESAID BLOCK 12; THENCE FROM SAID POINT OF BEGINNING PROCEED SOUTH 55 DEGREES 12 MINUTES 14 SECONDS EAST WITH THE NORTHEASTERLY RIGHT OF WAY LINE OF FIRST STREET 359.97 FEET TO A STAINLESS STEEL PLUG SET IN THE NORTHWESTERLY OR BACK SIDE OF AN EIGHT FOOT WIDE CONCRETE WALK WHERE SAID RIGHT OF WAY LINE INTERSECTS THE NORTHWESTERLY RIGHT OF WAY LINE OF METROPOLIS STREET; THENCE SOUTH 34 DEGREES 47 MINUTES 46 SECONDS WEST WITH A PROJECTION OF SAID NORTHWESTERLY LINE 35.00 FEET TO THE CENTER LINE OF THE RIGHT OF WAY OF FIRST STREET; THENCE NORTH 55 DEGREES 12 MINUTES 14 SECONDS WEST ALONG AND WITH SAID CENTERLINE 359.97 FEET TO THE POINT OF INTERSECTION WITH THE SOUTHEASTERLY RIGHT OF WAY LINE OF FERRY STREET IF PROJECTED IN A SOUTHWESTERLY DIRECTION FROM THE WESTERLY MOST CORNER OF THE AFORESAID BLOCK 12; THENCE NORTH 34 DEGREES 47 MINUTES 46 SECONDS EAST ALONG AND WITH SAID PROJECTED LINE, 35.00 FEET TO THE POINT OF BEGINNING. A/K/A VACATED NORTHERLY ONE HALF (35 FEET) OF FIRST STREET BETWEEN FERRY AND METROPOLIS STREETS.

SUB-TRACT 20:

BEING A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION ELEVEN (11), TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD (3RD) PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF METROPOLIS IN MASSAC COUNTY, ILLINOIS, AND BEING ALL OF LOTS 19 THROUGH 27 AND LOTS 457 THROUGH 462 OF BLOCK 3 OF THE CITY OF METROPOLIS AS SHOWN BY PLAT OF SAID CITY RECORDED IN DEED BOOK N, PAGES 375-

Exhibit B - 39

377, IN THE MASSAC COUNTY CLERK’S OFFICE, SAID PARCEL OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A 1/2 INCH DIAMETER STEEL ROD AND PLASTIC CAP (HEREINAFTER REFERENCED AS A STEEL ROD AND CAP) SET WHERE THE NORTHERLY

RIGHT-OF-WAY LINE OF FRONT STREET INTERSECTS THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET, SAID STREETS BEING PUBLIC THOROUGHFARES HAVING RIGHTS-OF-WAY WIDTHS OF 55 FEET AND 80 FEET, RESPECTIVELY; THENCE FROM SAID POINT OF BEGINNING PROCEED N. 34 DEGREES 47’46” E. ALONG AND WITH SAID EASTERLY RIGHT-OF-WAY LINE AND THE WESTERLY LINE OF LOT 27 AFORESAID, 75.00 FEET TO A STEEL ROD AND CAP SET AT THE COMMON CORNER BETWEEN LOTS 27 AND 465 OF THE AFORESAID BLOCK 3; THENCE S.

55 DEGREES 12’14” E. LEAVING SAID EASTERLY RIGHT-OF-WAY LINE AND ALONG AND WITH THE COMMON LOT LINE BETWEEN LOTS 27, 26, 25 AND 465, 464 AND 463, A DISTANCE OF 119.99 FEET TO A STEEL ROD AND CAP SET AT THE COMMON CORNER OF LOTS 24, 25, 462 AND 463 OF SAID BLOCK 3; THENCE N. 34 DEGREES 47’46” E. ALONG AND WITH THE DIVISION LINE BETWEEN LOTS 462 AND 463, A DISTANCE OF 75.00 FEET TO A STEEL ROD AND CAP SET AT THE COMMON CORNER OF SAID LOTS ON THE SOUTHERLY RIGHT-OF-WAY LINE OF FIRST STREET, A PUBLIC THOROUGHFARE HAVING A RIGHT-OF-WAY WIDTH OF 35 FEET; THENCE S 55 DEGREES 12’14” E. ALONG AND WITH SAID SOUTHERLY LINE AND THE NORTHERLY LINES OF LOTS 462 THROUGH 457 AFORESAID, 239.98 FEET TO A STEEL ROD AND CAP SET AT THE POINT OF INTERSECTION WITH THE WESTERLY RIGHT-OF-WAY LINE OF ANOTHER PUBLIC THOROUGHFARE KNOWN AS METROPOLIS STREET AND HAVING A 100 FOOT RIGHT-OF-WAY WIDTH, THENCE S. 34 DEGREES 47’46” W. ALONG AND WITH SAID WESTERLY LINE AND THE EASTERLY LINES OF LOTS 457 AND 19 AFORESAID, 150.00 FEET TO A MAGNETIC NAIL SET AT THE BACK OF A CONCRETE WALK AT THE POINT OF INTERSECTION WITH THE NORTHERLY RIGHT-OF-WAY LINE OF THE AFORESAID FRONT STREET; THENCE N. 55 DEGREES 12’14” W. ALONG AND WITH SAID NORTHERLY LINE AND THE SOUTHERLY LINES OF LOTS 19 THROUGH 27 AFORESAID, 359.97 FEET TO THE POINT OF BEGINNING.

SUB-TRACT 21:

BEING A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION ELEVEN (11) , TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD (3RD) PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF METROPOLIS IN MASSAC COUNTY, ILLINOIS, AND BEING ALL OF LOTS 463, 464 AND 465 OF BLOCK 3 OF THE CITY OF METROPOLIS AS SHOWN BY PLAT OF SAID CITY RECORDED IN DEED BOOK N, PAGES 375-377 IN THE MASSAC COUNTY CLERK’S OFFICE, SAID PARCEL OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A 1/2 INCH DIAMETER STEEL ROD AND PLASTIC CAP (HEREINAFTER REFERENCED AS A STEEL ROD AND CAP) SET WHERE THE SOUTHERLY RIGHT-OF-WAY LINE OF FIRST STREET INTERSECTS THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET, SAID STREETS BEING PUBLIC THOROUGHFARES HAVING RIGHTS-OF-WAY WIDTHS OF 35 FEET AND 80 FEET, RESPECTIVELY, SAID MARKER ALSO BEING LOCATED AT THE NORTHWESTERLY CORNER OF LOT 465 OF BLOCK 3; THENCE FROM SAID POINT OF BEGINNING PROCEED S. 55 DEGREES 12’14” E. ALONG AND WITH SAID SOUTHERLY LINE AND THE NORTHERLY LINE OF LOTS 465, 464 AND 463 AFORESAID, 119.99 FEET TO A STEEL ROD AND CAP SET AT THE COMMON CORNER BETWEEN LOTS 462 PAGE 463; THENCE LEAVING SAID SOUTHERLY LINE, PROCEED ALONG AND WITH THE COMMON LINE BETWEEN THE AFORESAID LOTS 462 AND 463, S. 34 DEGREES 47’46” W., A DISTANCE

Exhibit B - 40

OF 75.00 FEET TO A STEEL ROD AND CAP SET AT THE COMMON CORNER OF LOTS 462, 463, 24 AND 25 OF SAID BLOCK 3; THENCE N. 55 DEGREES 12’14” W. ALONG AND WITH THE COMMON LINE BETWEEN LOTS 25, 26, 27, 463, 464 AND 465, A DISTANCE OF 119.99 FEET TO A STEEL ROD AND CAP SET ON THE EASTERLY RIGHT-OF-WAY LINE OF THE AFORESAID FERRY STREET AT THE COMMON CORNER BETWEEN LOTS 27 AND 465; THENCE N. 34 DEGREES 47 ‘46” E. ALONG AND WITH SAID EASTERLY LINE AND THE WESTERLY LINE OF LOT 465 AFORESAID, 75.00 FEET TO THE POINT OF BEGINNING.

SUB-TRACT 22:

BEING A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION ELEVEN (11), TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD (3RD) PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF METROPOLIS IN MASSAC COUNTY, ILLINOIS, AND BEING THE FIRST STREET RIGHT-OF-WAY LOCATED BETWEEN THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET AND THE WESTERLY RIGHT-OF-WAY LINE OF METROPOLIS STREET, SAID PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A 1/2 INCH DIAMETER STEEL ROD AND PLASTIC CAP (HEREINAFTER REFERENCED AS A STEEL ROD AND CAP) SET WHERE THE SOUTHERLY RIGHT-OF-WAY LINE OF FIRST STREET INTERSECTS THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET, SAID STREETS BEING PUBLIC THOROUGHFARES HAVING RIGHTS-OF-WAY WIDTHS OF 35 FEET AND 80 FEET RESPECTIVELY, THENCE PROCEED N. 34 DEGREES 47’46” E. ALONG AND WITH SAID EASTERLY LINE, 35.00 FEET TO A RAILROAD SPIKE SET AT THE POINT OF INTERSECTION WITH THE NORTHERLY LINE OF SAID FIRST STREET; THENCE S. 55 DEGREES 12’14” E. ALONG AND WITH SAID NORTHERLY LINE, 359.97 FEET TO A RAILROAD SPIKE, SET AT THE POINT OF INTERSECTION WITH THE WESTERLY RIGHT-OF-WAY LINE OF METROPOLIS STREET, A PUBLIC THOROUGHFARE HAVING A RIGHT-OF-WAY WIDTH OF 100 FEET; THENCE S. 34 DEGREES 47’46” W. ALONG AND WITH SAID WESTERLY LINE 35.00 FEET TO A STEEL ROD AND CAP SET AT THE POINT OF INTERSECTION WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF FIRST STREET AND THE NORTHERLY LINE OF BLOCK 3 OF THE CITY OF METROPOLIS AS SHOWN BY PLAT OF SAID CITY RECORDED IN DEED BOOK N, PAGES 375-377 OF THE MASSAC COUNTY CLERK’S OFFICE; THENCE N. 55 DEGREES 12’14” W. ALONG AND WITH SAID COMMON LINE 359.97 FEET TO THE POINT OF BEGINNING.

SUB-TRACT 23:

THE ENTIRE NORTHERLY ONE-HALF OF THE FOLLOWING DESCRIBED REAL PROPERTY: PORTION OF FRONT STREET RIGHT-OF-WAY BETWEEN FERRY STREET AND METROPOLIS STREET TO BE CLOSED AND VACATED. BEING A PORTION OF THE FRONT STREET RIGHT-OF-WAY LOCATED EAST OF FERRY STREET AND WEST OF METROPOLIS STREET IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, SAID PROPERTY BEING LOCATED IN FRACTIONAL SECTION 11, TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN, SAID PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A STEEL ROD, ONE-HALF INCH IN DIAMETER, TWENTY-FOUR INCHES LONG WITH A YELLOW PLASTIC CAP STAMPED “FMT ENGRS L.R.L.S. 2651” SET AT THE SOUTHWESTERLY CORNER OF LOT NO. 27, BLOCK NO. 3 OF THE PLAT OF METROPOLIS CITY OF RECORD IN DEED BOOK “N”, PAGES 375 THROUGH 378 OF THE MASSAC COUNTY CLERK’S OFFICE, SAID POINT BEING LOCATED AT THE SOUTHWESTERLY CORNER OF DOROTHY MILLER PARK WHERE THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET INTERSECTS THE NORTHERLY RIGHT-OF-WAY LINE OF FRONT STREET; THENCE FROM SAID POINT OF BEGINNING PROCEED S. 55 DEGREES 12’14” E. ALONG AND WITH THE SOUTHERLY LINE OF THE AFORESAID BLOCK NO. 3 AND THE NORTHERLY LINE OF SAID

Exhibit B - 41

FRONT STREET, 359.97 FEET TO A MAGNETIC NAIL SET NEAR THE BACK OF A CONCRETE WALK AT THE SOUTHEASTERLY CORNER OF SAID DOROTHY MILLER PARK, SAID NAIL BEING LOCATED AT THE SOUTHEASTERLY CORNER OF LOT NO. 19, BLOCK NO. 3 OF THE AFORESAID PLAT OF METROPOLIS CITY AND ON THE WESTERLY RIGHT-OF-WAY LINE OF METROPOLIS STREET; THENCE PROCEED S. 34 DEGREES 47’46” W, ALONG AND WITH THE PROJECTED WESTERLY RIGHT-OF-WAY LINE OF SAID METROPOLIS STREET 55.00 FEET TO A MAGNETIC NAIL WITH A YELLOW PLASTIC CAP STAMPED “FMT ENGRS I.L.R.S. 2651” SET ON THE NORTHERLY LINE OF TRACT 9 AS DESCRIBED IN BOUNDARY LOCATION AGREEMENT BETWEEN THE CITY OF METROPOLIS AND SOUTHERN ILLINOIS RIVERBOAT CASINO CRUISES, INC., RECORDED IN VOLUME 535 AT PAGES 42 THROUGH 46 OF RECORDS IN THE MASSAC COUNTY CLERK’S OFFICE, SAID MARKER ALSO BEING LOCATED ON THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID FRONT STREET; THENCE PROCEED N. 55 DEGREES 12’14” W. ALONG AND WITH SAID RIGHT-OF-WAY LINE AND THE LINE OF SAID TRACT 9, A DISTANCE OF 359.97 FEET TO A MAGNETIC NAIL WITH A YELLOW PLASTIC CAP AS HERETOFORE DESCRIBED SET AT THE INTERSECTION WITH THE PROJECTED EASTERLY RIGHT-OF-WAY LINE OF THE AFORESAID FERRY STREET; THENCE PROCEED N. 34 DEGREES 47’46” E. ALONG AND WITH SAID PROJECTED LINE, 55.00 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY.

SUB-TRACT 24:

BEING A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION ELEVEN (11) R TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD (3RD) PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF METROPOLIS IN MASSAC COUNTY, ILLINOIS, AND BEING A PORTION OF LOT 105, BLOCK 12 OF THE CITY OF METROPOLIS AS SHOWN BY PLAT OF THE CITY OF METROPOLIS RECORDED IN DEED BOOK N, PAGE 375-377 IN THE MASSAC COUNTY CLERK’S OFFICE, SAID PARCEL OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A 1/2 INCH DIAMETER STEEL ROD AND PLASTIC CAP PREVIOUSLY SET WHERE THE WESTERLY LINE OF THE AFORESAID LOT 105 INTERSECTS THE FORMER SOUTHERLY RIGHT-OF-WAY LINE OF A FOURTEEN FOOT WIDE PUBLIC ALLEY (THE “ALLEY”) CLOSED BY CITY OF METROPOLIS, ILLINOIS, ORDINANCE #2001-13, RECORDED APRIL 11, 2001, IN BOOK 568, PAGE 59 OF THE OFFICIAL RECORDS OF MASSAC COUNTY, ILLINOIS (THE “ORDINANCE”), SAID POINT OF BEGINNING BEING LOCATED S. 55 DEGREES 12’14” E. A DISTANCE OF 199.98 FEET FROM ANOTHER 1/2 INCH DIAMETER STEEL ROD AND PLASTIC CAP PREVIOUSLY SET WHERE SAID SOUTHERLY LINE INTERSECTS THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET, A PUBLIC THOROUGHFARE HAVING A RIGHT-OF-WAY WIDTH OF EIGHTY FEET, SAID STREET ALLEY INTERSECTION POINT BEING LOCATED S. 34 DEGREES 47’46” W. A DISTANCE OF 164.00 FEET FROM THE POINT OF INTERSECTION OF SAID EASTERLY RIGHT-OF-WAY LINE WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF SECOND STREET, ANOTHER PUBLIC THOROUGHFARE HAVING A RIGHT-OF-WAY WIDTH OF EIGHTY FEET; THENCE FROM THE POINT OF BEGINNING PROCEED S. 34 DEGREES 47’46” W. ALONG AND WITH THE DIVISION LINE BETWEEN LOTS 105 AND 104 OF THE AFORESAID BLOCK 12, A DISTANCE OF 30.00 FEET TO A 1/2 STEEL ROD AND PLASTIC CAP PREVIOUSLY SET AT THE SOUTHWESTERLY CORNER OF THE HEREIN DESCRIBED PROPERTY; THENCE S 55 DEGREES 12’14” E. ACROSS SAID LOT 105, A DISTANCE OF 40.00 FEET TO A STAINLESS STEEL PLUG PREVIOUSLY SET IN A CONCRETE SLAB ON THE DIVISION LINE BETWEEN LOTS 105 AND 106 OF THE AFORESAID BLOCK 12; THENCE N. 34 DEGREES 47’46” E. ALONG AND WITH SAID DIVISION LINE 30.00 FEET TO A 1/2 INCH DIAMETER STEEL ROD AND PLASTIC CAP PREVIOUSLY SET ON THE AFORESAID FORMER SOUTHERLY RIGHT-OF-WAY LINE OF SAID ALLEY; THENCE N 55 DEGREES 12’14” W. ALONG AND WITH THE SOUTHERLY LINE OF SAID VACATED ALLEY 40.00 FEET TO THE POINT OF BEGINNING.

Exhibit B - 42

TRACT #3:

A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION TWO (2), TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD PRINCIPAL MERIDIAN, BEING LOT 205 AND THE WESTERLY 2/3 OF LOT 207, BLOCK 17 IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS AS SHOWN ON PLAT RECORDED IN DEED BOOK N, PAGE 375 IN THE MASSAC COUNTY CLERK’ S OFFICE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE NORTHERLY RIGHT OF WAY LINE OF SECOND STREET AND THE EASTERLY RIGHT OF WAY LINE OF FERRY STREET; THENCE ALONG THE EASTERLY RIGHT OF WAY LINE OF FERRY STREET, SAID FERRY STREET HAVING AN 80 FOOT RIGHT OF WAY, N 34 DEGREES 47’06” W, 74.98 FEET TO THE NORTHWEST CORNER OF SAID LOT 205; THENCE ALONG THE NORTH LINE OF SAID LOT 205, S 55 DEGREES 12’11” E, 119.98 FEET TO THE WEST LINE OF SAID LOT 207; THENCE ALONG THE WEST LINE OF SAID LOT 207, N 34 DEGREES 46 “52” E, 74.97 FEET TO THE SOUTHERLY LINE OF A 24 FOOT WIDE PUBLIC ALLEY; THENCE ALONG THE SOUTHERLY RIGHT OF WAY LINE OF SAID ALLEY, S 55 DEGREES 12’07” E, 40.00 FEET; THENCE 40 FEET EAST OF AND PARALLEL TO THE WEST LINE OFSAID LOT 207, S 34 DEGREES 46’52” W, 149.95 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF SECOND STREET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF SECOND STREET, SAID SECOND STREET HAVING AN 80 FOOT RIGHT OF WAY, N 55 DEGREES 12’14” W 159.99 FEET TO THE POINT OF BEGINNING, SITUATED IN MASSAC COUNTY, ILLINOIS.

TRACT #4:

A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION TWO (2) , TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD PRINCIPAL MERIDIAN, BEING LOTS 202, 203, AND 204, BLOCK 18 IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS AS SHOWN ON PLAT RECORDED IN DEED BOOK N, PAGE 375 IN THE MASSAC COUNTY CLERK’S OFFICE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF FERRY STREET AND THE NORTHERLY RIGHT OF WAY LINE OF SECOND STREET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF SECOND STREET, SAID SECOND STREET HAVING AN 80 FOOT RIGHT OF WAY, N 55 DEGREES 12’14” W, 179.99 FEET TO THE SOUTHWEST CORNER OF SAID LOT 202, THENCE ALONG THE WEST LINE OF SAID LOT 202, N 34 DEGREES 47’34” E, 149.96 FEET TO THE SOUTH LINE OF A 24 FOOT WIDE PUBLIC ALLEY; THENCE ALONG THE SOUTHERLY RIGHT OF WAY LINE OF SAID ALLEY, S 55 DEGREES 12’07” E, 179.97 FEET TO THE WESTERLY RIGHT OF WAY LINE OF FERRY STREET; THENCE ALONG THE WESTERLY RIGHT OF WAY LINE OF FERRY STREET, SAID FERRY STREET HAVING AN 80 FOOT RIGHT OF WAY, S 34 DEGREES 47’06” W, 149.96 FEET TO THE POINT OF BEGINNING, SITUATED IN MASSAC COUNTY, ILLINOIS.

TRACT #5:

A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION TWO (2), TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD PRINCIPAL MERIDIAN, BEING BLOCK 11 AND THE VACATED ALLEY IN BLOCK 11, A PORTION OF BLOCK 10 AND THE VACATED ALLEY IN BLOCK 10, VACATED MARKET STREET BETWEEN FIRST STREET AND SECOND STREET IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS AS SHOWN ON PLAT RECORDED

Exhibit B - 43

IN DEED BOOK N, PAGE 375 IN THE MASSAC COUNTY CLERK’S OFFICE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE SOUTHERLY RIGHT OF WAY LINE OF SECOND STREET AND THE WESTERLY RIGHT OF WAY LINE OF FERRY STREET; THENCE ALONG THE WESTERLY RIGHT OF WAY LINE OF FERRY STREET, SAID FERRY STREET HAVING AN 80 FOOT RIGHT OF WAY, S 34 DEGREES 47’46” W, 244.00 FEET TO THE NORTH LINE OF FIRST STREET; THENCE ALONG THE NORTH LINE OF FIRST STREET, NOW VACATED, AND BEING THE SOUTH LINE OF BLOCKS 11 AND 10, N 55 DEGREES 12’14” W, 569.98 FEET; THENCE LEAVING SAID BLOCK LINE, N 34 DEGREES 47’46” E, 24.50 FEET; THENCE N 55 DEGREES 12’14” W, 229.98 FEET TO THE EASTERLY RIGHT OF WAY LINE OF PEARL STREET; THENCE ALONG THE EASTERLY RIGHT OF WAY LINE OF PEARL STREET, SAID PEARL STREET HAVING AN 80 FOOT RIGHT OF WAY, N 34 DEGREES 47’46” E, 153.00 FEET; THENCE LEAVING SAID PEARL STREET RIGHT OF WAY LINE, S 55 DEGREES 12’14” E, 229.98 FEET; THENCE N 34 DEGREES 47’46” E, 66.50 FEET TO THE SOUTHERLY RIGHT OF WAY LINE OF SECOND STREET; THENCE ALONG THE SOUTHERLY RIGHT OF WAY LINE OF SECOND STREET, SAID SECOND STREET HAVING AN 80 FOOT RIGHT OF WAY, S 55 DEGREES 12’14” E, 569.98 FEET TO THE POINT OF BEGINNING, SITUATED IN MASSAC COUNTY, ILLINOIS.

EXCEPT FROM ALL THE ABOVE DESCRIBED REAL ESTATE, ANY INTEREST IN THE COAL, OIL, GAS AND OTHER MINERALS UNDERLYING THE LAND WHICH HAVE BEEN HERETOFORE CONVEYED OR RESERVED IN PRIOR CONVEYANCES, AND ALL RIGHTS AND EASEMENTS IN FAVOR OF THE ESTATE OF SAID COAL, OIL, GAS AND OTHER MINERALS, IF ANY, SITUATED IN MASSAC COUNTY, ILLINOIS

TRACT 6:

THE ESTATE OR INTEREST IN THE LAND DESCRIBED BELOW AND COVERED HEREIN IS: THE LEASEHOLD ESTATE, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE (FIRST LANDING LEASE), EXECUTED BY CITY OF METROPOLIS, AS LESSOR, AND P.C.I., INC., AS LESSEE, DATED DECEMBER 10, 1990 (LEASE DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED MAY 26, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED JULY 13, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT AND ASSIGNMENT OF LEASE, DATED AUGUST 25, 1995, FILED AUGUST 31, 1995, IN BOOK 399 PAGE 10, IN WHICH P.C.I., INC. ASSIGNS ALL RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE LEASE TO SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC., AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 26, 2001, FILED APRIL 11, 2001, IN BOOK 568 PAGE 69, AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 9, 2004, FILED JULY 9, 2004, IN BOOK 708 PAGE 79, AND AMENDMENT TO LEASE AGREEMENT, DATED SEPTEMBER 13, 2004, FILED OCTOBER 19, 2004, IN BOOK 719 PAGE 180, WHICH LEASE DEMISES THE FOLLOWING DESCRIBED LAND FOR A TERM OF YEARS BEGINNING JANUARY 1, 1992, AND ENDING DECEMBER 31, 2019:

ALL OF THAT PROPERTY LOCATED IN THE FRACTIONAL SECTION 11 AND SECTION 2, TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN AND IN THE CITY OF METROPOLIS, MASSAC COUNTY, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS: BEGINNING AT A POINT IN THE EAST LINE OF METROPOLIS STREET, EXTENDED, AT THE POINT WHERE IT INTERSECTS THE LOW WATER MARK OF THE OHIO RIVER, THENCE WESTERLY ALONG THE LOW WATER MARK OF THE OHIO RIVER TO THE POINT WHERE IT INTERSECTS THE WEST LINE OF BROADWAY STREET, EXTENDED TO THE POINT WHERE IT INTERSECTS THE LOW WATER MARK OF THE OHIO RIVER; THENCE NORTHERLY ALONG THE WEST LINE OF BROADWAY STREET, EXTENDED, TO THE SOUTH LINE OF FRONT

Exhibit B - 44

STREET; THENCE EASTERLY ALONG THE SOUTH LINE OF SAID FRONT STREET TO THE EAST LINE OF METROPOLIS STREET, EXTENDED, TO THE POINT WHERE IT INTERSECTS WITH THE EAST LINE OF METROPOLIS STREET; THENCE SOUTHERLY ALONG THE EAST LINE OF METROPOLIS STREET, EXTENDED, TO THE POINT WHERE IT INTERSECTS THE LOW WATER MARK OF THE OHIO RIVER, TO THE POINT OF BEGINNING.

TOGETHER WITH THAT PROPERTY BEING THE BED AND BOTTOM OF THE OHIO RIVER IMMEDIATELY ADJACENT TO THE UPLANDS LOCATED IN THE CITY OF METROPOLIS, MASSAC COUNTY, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT IN THE EAST LINE OF METROPOLIS STREET, EXTENDED, AT THE POINT WHERE IT INTERSECTS THE LOW WATER MARK OF THE OHIO RIVER; THENCE SOUTHERLY ALONG THE EAST LINE OF METROPOLIS STREET TO THE POINT IN THE OHIO RIVER WHERE IT INTERSECTS THE ILLINOIS/KENTUCKY STATE LINE; THENCE WESTERLY ALONG THE ILLINOIS/KENTUCKY STATE LINE TO THE POINT WHERE IT INTERSECTS THE WEST LINE OF BROADWAY STREET, EXTENDED, AT THE POINT WHERE IT INTERSECTS THE ILLINOIS/KENTUCKY STATE LINE; THENCE NORTHERLY ALONG THE WEST LINE OF BROADWAY STREET TO THE POINT IN THE WEST LINE OF BROADWAY STREET, EXTENDED, AT THE POINT WHERE IT INTERSECTS THE LOW WATER MARK OF THE OHIO RIVER; THENCE EASTERLY ALONG THE LOW WATER MARK OF THE OHIO RIVER, TO THE POINT OF BEGINNING.

ALSO BEING FURTHER DESCRIBED AS:

A PARCEL OF LAND LOCATED IN FRACTIONAL SECTIONS 2 AND 11, TOWNSHIP 16 SOUTH RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, AS SHOWN ON PLAT RECORDED IN DEED BOOK N, PAGE 375, IN THE MASSAC COUNTY CLERK’S OFFICE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT LOCATED AT THE INTERSECTION OF THE EAST RIGHT OF WAY LINE OF METROPOLIS STREET EXTENDED AND THE PROPOSED SOUTH LINE OF FRONT STREET, SAID POINT BEING 55 FEET FROM THE INTERSECTION OF THE EAST RIGHT OF WAY LINE OF METROPOLIS STREET AND THE NORTH RIGHT OF WAY LINE OF FRONT STREET; THENCE ALONG THE EAST LINE OF METROPOLIS STREET EXTENDED SOUTH 34 DEGREES 47 MINUTES 46 SECONDS WEST, 559.55 FEET TO THE STATE LINE DIVIDING ILLINOIS AND KENTUCKY, SAID STATE LINE BASED UPON U.S. SUPREME COURT CASE “ILLINOIS V. KENTUCKY, NO. 106 ORIGINAL” WITH FINAL DECREE ENTERED ON DECEMBER 2, 1994; THENCE ALONG SAID STATE LINE THE FOLLOWING 30 CALLS: NORTH 62 DEGREES 15 MINUTES 33 SECONDS WEST, 29.38 FEET; NORTH 59 DEGREES 03 MINUTES 18 SECONDS WEST, 78.88 FEET; NORTH 66 DEGREES 32 MINUTES 08 SECONDS WEST, 33.40 FEET; NORTH 56 DEGREES 02 MINUTES 07 SECONDS WEST, 69.41 FEET; NORTH 51 DEGREES 31 MINUTES 59 SECONDS WEST, 65.88 FEET; NORTH 54 DEGREES 59 MINUTES 52 SECONDS WEST, 77.88 FEET; NORTH 56 DEGREES 01 MINUTES 50 SECONDS WEST, 34.70 FEET; NORTH 55 DEGREES 49 MINUTES 17 SECONDS WEST, 62.14 FEET; NORTH 55 DEGREES 05 MINUTES 08 SECONDS WEST, 67.76 FEET; NORTH 53 DEGREES 27 MINUTES 45 SECONDS WEST, 58.96 FEET; NORTH 56 DEGREES 01 MINUTES 56 SECONDS WEST, 104.13 FEET; NORTH 62 DEGREES 01 MINUTES 40 SECONDS WEST, 69.57 FEET; NORTH 70 DEGREES 19 MINUTES 24 SECONDS WEST, 38.97 FEET; NORTH 48 DEGREES 25 MINUTES 01 SECONDS WEST, 44.25 FEET; NORTH 62 DEGREES 30 MINUTES 34 SECONDS WEST, 62.30 FEET; NORTH 57 DEGREES 52 MINUTES 50 SECONDS WEST, 65.47 FEET; NORTH 46 DEGREES 34 MINUTES 06 SECONDS WEST, 68.47 FEET; NORTH 45 DEGREES 47 MINUTES 17 SECONDS WEST, 54.49 FEET; NORTH 53 DEGREES 41 MINUTES 19 SECONDS WEST, 66.89 FEET; NORTH 64 DEGREES 12 MINUTES 40 SECONDS WEST, 47.88 FEET; NORTH 57 DEGREES 26 MINUTES 17 SECONDS WEST, 104.53

Exhibit B - 45

FEET; NORTH 58 DEGREES 32 MINUTES 43 SECONDS WEST, 139.93 FEET; NORTH 48 DEGREES 32 MINUTES 35 SECONDS WEST, 120.37 FEET;NORTH 51 DEGREES 34 MINUTES 37 SECONDS WEST, 59.33 FEET; NORTH 50 DEGREES 23 MINUTES 14 SECONDS WEST, 31.18 FEET; NORTH 48 DEGREES 32 MINUTES 11 SECONDS WEST, 60.18 FEET; NORTH 43 DEGREES 45 MINUTES 32 SECONDS WEST, 63.33 FEET; NORTH 52 DEGREES 27 MINUTES 33 SECONDS WEST, 60.46 FEET; NORTH 48 DEGREES 43 MINUTES 04 SECONDS WEST, 28.03 FEET; NORTH 55 DEGREES 33 MINUTES 40 SECONDS WEST, 21.14 FEET TO A POINT ON THE WEST LINE OF BROADWAY STREET EXTENDED; THENCE LEAVING SAID STATE LINE AND ALONG THE WEST LINE OF BROADWAY STREET EXTENDED, NORTH 34 DEGREES 47 MINUTES 46 SECONDS EAST 275.84 FEET TO A HALF INCH REBAR WITH PLASTIC CAP SET; THENCE CONTINUING ALONG SAID WEST LINE OF BROADWAY STREET EXTENDED, NORTH 34 DEGREES 47 MINUTES 46 SECONDS EAST, 273.56 FEET TO A HALF INCH REBAR WITH PLASTIC CAP SET ON THE PROPOSED SOUTH LINE OF FRONT STREET, SAID REBAR LOCATED 55 FEET FROM THE INTERSECTION OF THE WEST RIGHT OF WAY LINE OF BROADWAY STREET AND THE NORTH RIGHT OF WAY LINE OF FRONT STREET; THENCE ALONG THE PROPOSED SOUTH LINE OF FRONT STREET, SOUTH 55 DEGREES 12 MINUTES 14 SECONDS EAST, 1879.91 FEET TO THE POINT OF BEGINNING.

TRACT 7:

THE ESTATE OR INTEREST IN THE LAND DESCRIBED BELOW AND COVERED HEREIN IS: THE LEASEHOLD ESTATE (SAID LEASEHOLD ESTATE BEING DEFINED AS THE RIGHT OF POSSESSION GRANTED IN THE LEASE FOR THE LEASE TERM), CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE (SECOND LANDING LEASE), EXECUTED BY CITY OF METROPOLIS, AS LESSOR, AND SOUTHERN ILLINOIS RIVERBOAT CASINO CRUISES, INC., AS LESSEE, DATED OCTOBER 1, 2015 FOR A PERIOD OF TEN (10) YEARS WITH TWO (2) OPTIONS TO RENEW FOR A PERIOD OF FIVE (5) YEARS EACH AND APPROVED BY ORDINANCE 2015-17 ON SEPTEMBER 14, 2015 BY THE CITY OF METROPOLIS FILED SEPTEMBER 18, 2017 IN BOOK 879, PAGES 952-971 IN THE MASSAC COUNTY RECORDER’S OFFICE WHICH LEASE DEMISES THE FOLLOWING DESCRIBED LAND:

ALL OF THAT PROPERTY LOCATED IN THE FRACTIONAL SECTION 11, TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN AND IN THE CITY OF METROPOLIS, MASSAC COUNTY, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS: BEGINNING AT A POINT IN THE EAST LINE OF METROPOLIS STREET, EXTENDED, AT THE POINT WHERE IT INTERSECTS THE MODERN LOW WATER MARK OF THE OHIO RIVER; THENCE EASTERLY ALONG THE SAID LOW WATER MARK OF THE OHIO RIVER TO THE POINT WHERE IT INTERSECTS THE EAST LINE OF GIRARD STREET, EXTENDED, TO THE POINT WHERE IT INTERSECTS THE SAID MODERN LOW WATER MARK ON THE OHIO RIVER; THENCE NORTHERLY ALONG THE EAST LINE OF GIRARD STREET, EXTENDED, TO THE SOUTH R.O.W. LINE OF FRONT STREET; THENCE WESTERLY ALONG THE SOUTH R.O.W. LINE OF SAID FRONT STREET TO THE EAST LINE OF METROPOLIS STREET AT THE POINT WHERE IT INTERSECTS WITH THE EAST LINE OF METROPOLIS STREET; THENCE SOUTHERLY ALONG THE EAST LINE OF METROPOLIS STREET, EXTENDED, TO THE POINT WHERE IT INTERSECTS THE MODERN LOW WATER MARK OF THE OHIO RIVER, BEING THE POINT OF BEGINNING.

Exhibit B - 46

TRACT 8:

THE ESTATE OR INTEREST IN THE LAND DESCRIBED BELOW AND COVERED HEREIN IS THE LEASEHOLD ESTATE, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE (FIRST LANDING LEASE), EXECUTED BY CITY OF METROPOLIS, AS LESSOR, AND P.C.I., INC., AS LESSEE, DATED DECEMBER 10, 1990 (LEASE DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED MAY 26, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED JULY 13, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT AND ASSIGNMENT OF LEASE, DATED AUGUST 25, 1995, FILED AUGUST 31, 1995, IN BOOK 399 PAGE 10, IN WHICH P.C.I., INC. ASSIGNS ALL RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE LEASE TO SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC., AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 26, 2001, FILED APRIL 11, 2001, IN BOOK 568 PAGE 69, AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 9, 2004, FILED JULY 9, 2004, IN BOOK 708 PAGE 79, AND AMENDMENT TO LEASE AGREEMENT, DATED SEPTEMBER 13, 2004, FILED OCTOBER 19, 2004, IN BOOK 719 PAGE 180, WHICH LEASE DEMISES THE FOLLOWING DESCRIBED LAND FOR A TERM OF YEARS BEGINNING JANUARY 1, 1992, AND ENDING DECEMBER 31, 2019:

LOTS 28 AND 466 IN BLOCK NO. 4, OF THE ORIGINAL PLAT OF THE CITY OF METROPOLIS, ILLINOIS.

TRACT 9:

THE ESTATE OR INTEREST IN THE LAND DESCRIBED BELOW AND COVERED HEREIN IS: THE LEASEHOLD ESTATE, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE (FIRST LANDING LEASE), EXECUTED BY CITY OF METROPOLIS, AS LESSOR, AND P.C.I., INC., AS LESSEE, DATED DECEMBER 10, 1990 (LEASE DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED MAY 26, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED JULY 13, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT AND ASSIGNMENT OF LEASE, DATED AUGUST 25, 1995, FILED AUGUST 31, 1995, IN BOOK 399 PAGE 10, IN WHICH P.C.I., INC. ASSIGNS ALL RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE LEASE TO SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC., AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 26, 2001, FILED APRIL 11, 2001, IN BOOK 568 PAGE 69, AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 9, 2004, FILED JULY 9, 2004, IN BOOK 708 PAGE 79, AND AMENDMENT TO LEASE AGREEMENT, DATED SEPTEMBER 13, 2004, FILED OCTOBER 19, 2004, IN BOOK 719 PAGE 180, WHICH LEASE DEMISES THE FOLLOWING DESCRIBED LAND FOR A TERM OF YEARS BEGINNING JANUARY 1, 1992, AND ENDING DECEMBER 31, 2019:

A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION 2 OF TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A ONE-HALF INCH DIAMETER REBAR AND PLASTIC CAP SET WHERE THE NORTHEASTERLY RIGHT OF WAY LINE OF FRONT STREET INTERSECTS THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF MARKET STREET, SAID POINT BEING THE WESTERLY MOST CORNER OF THE AFORESAID BLOCK 4, THENCE FROM SAID POINT OF BEGINNING PROCEED SOUTH 55 DEGREES 12 MINUTES 14 SECONDS EAST WITH THE NORTHEASTERLY RIGHT OF WAY LINE OF FRONT STREET 359.98 FEET TO THE POINT OF INTERSECTION WITH THE NORTHWESTERLY RIGHT OF WAY LINE OF FERRY STREET AT THE SOUTHERLY MOST CORNER OF THE AFORESAID BLOCK 4; THENCE SOUTH 34 DEGREES 47 MINUTES 46 SECONDS WEST WITH A PROJECTION OF SAID NORTHWESTERLY RIGHT OF WAY LINE 55.00 FEET TO THE INTERSECTION WITH THE SOUTHWESTERLY RIGHT OF WAY LINE OF FRONT STREET, SAID SOUTHWESTERLY RIGHT OF WAY LINE BEING REFERRED TO AS “PROPOSED

Exhibit B - 47

SOUTH LINE OF FRONT STREET” AS CITED IN THE BOUNDARY LOCATION AGREEMENT BETWEEN THE CITY OF METROPOLIS AND SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC. OF RECORD IN VOLUME 535, PAGES 42 THROUGH 46 OF THE MASSAC COUNTY RECORDER’S OFFICE; THENCE NORTH 55 DEGREES 12 MINUTES 14 SECONDS WEST ALONG AND WITH SAID SOUTHWESTERLY LINE 359.98 FEET TO THE INTERSECTION WITH THE SOUTHEASTERLY RIGHT OF WAY LINE OF MARKET STREET IF PROJECTED IN A SOUTHWESTERLY DIRECTION FROM THE WESTERLY MOST CORNER OF THE AFORESAID BLOCK 4; THENCE NORTH 34 DEGREES 47 MINUTES 46 SECONDS EAST ALONG AND WITH SAID PROJECTED LINE 55.00 FEET TO THE POINT OF BEGINNING. A/K/A PORTION OF VACATED FRONT STREET BETWEEN MARKET AND FERRY STREETS;

TRACT 10:

THE ESTATE OR INTEREST IN THE LAND DESCRIBED BELOW AND COVERED HEREIN IS: THE LEASEHOLD ESTATE, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE (FIRST LANDING LEASE), EXECUTED BY CITY OF METROPOLIS, AS LESSOR, AND P.C.I., INC., AS LESSEE, DATED DECEMBER 10, 1990 (LEASE DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED MAY 26, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED JULY 13, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT AND ASSIGNMENT OF LEASE, DATED AUGUST 25, 1995, FILED AUGUST 31, 1995, IN BOOK 399 PAGE 10, IN WHICH P.C.I., INC. ASSIGNS ALL RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE LEASE TO SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC., AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 26, 2001, FILED APRIL 11, 2001, IN BOOK 568 PAGE 69, AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 9, 2004, FILED JULY 9, 2004, IN BOOK 708 PAGE 79, AND AMENDMENT TO LEASE AGREEMENT, DATED SEPTEMBER 13, 2004, FILED OCTOBER 19, 2004, IN BOOK 719 PAGE 180, WHICH LEASE DEMISES THE FOLLOWING DESCRIBED LAND FOR A TERM OF YEARS BEGINNING JANUARY 1, 1992, AND ENDING DECEMBER 31, 2019:

A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION 2 OF TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A ONE HALF INCH DIAMETER REBAR AND PLASTIC CAP SET WHERE THE SOUTHWESTERLY RIGHT OF WAY LINE OF FIRST STREET INTERSECTS THE SOUTHEASTERLY RIGHT OF WAY LINE OF MARKET STREET, SAID POINT BEING THE NORTHERLY MOST CORNER OF THE AFORESAID BLOCK 4; THENCE FROM SAID POINT OF BEGINNING PROCEED NORTH 34 DEGREES 47 MINUTES 46 SECONDS EAST WITH THE SOUTHEASTERLY RIGHT OF WAY LINE OF MARKET STREET, IF PROJECTED, 70.00 FEET TO THE POINT OF INTERSECTION WITH THE NORTHEASTERLY RIGHT OF WAY LINE OF FIRST STREET AT THE WESTERLY MOST CORNER OF BLOCK 11 AFORESAID; THENCE SOUTH 55 DEGREES 12 MINUTES 14 SECONDS EAST ALONG AND WITH SAID NORTHEASTERLY RIGHT OF WAY LINE, THE SAME BEING THE SOUTHWESTERLY LINE OF SAID BLOCK 11, A DISTANCE OF 359.98 FEET TO THE POINT OF INTERSECTION WITH THE NORTHWESTERLY RIGHT OF WAY LINE OF FERRY STREET AT THE SOUTHERLY MOST CORNER OF SAID BLOCK 11; THENCE SOUTH 34 DEGREES 47 MINUTES 46 SECONDS WEST ALONG AND WITH A PROJECTION OF THE NORTHWESTERLY RIGHT OF WAY LINE OF FERRY STREET, 70.00 FEET TO THE SOUTHWESTERLY RIGHT OF WAY LINE OF FIRST STREET AT THE EASTERLY MOST CORNER OF BLOCK 4 AFORESAID; THENCE NORTH 55 DEGREES 12 MINUTES 14 SECONDS WEST ALONG AND WITH SAID RIGHT OF WAY LINE, 359.98 FEET TO THE POINT OF BEGINNING. A/K/A PORTION OF VACATED FIRST STREET BETWEEN MARKET AND FERRY STREETS;

Exhibit B - 48

AND

THE ENTIRE SOUTHERLY ONE-HALF OF THE FOLLOWING DESCRIBED REAL PROPERTY:

PORTION OF FRONT STREET RIGHT-OF-WAY BETWEEN FERRY STREET AND METROPOLIS STREET TO BE CLOSED AND VACATED. BEING A PORTION OF THE FRONT STREET RIGHT-OF-WAY LOCATED EAST OF FERRY STREET AND WEST OF METROPOLIS STREET IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, SAID PROPERTY BEING LOCATED IN FRACTIONAL SECTION 11, TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN, SAID PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A STEEL ROD, ONE-HALF INCH IN DIAMETER, TWENTY-FOUR INCHES LONG WITH A YELLOW PLASTIC CAP STAMPED “FMT ENGRS L.R.L.S. 2651” SET AT THE SOUTHWESTERLY CORNER OF LOT NO. 27, BLOCK NO. 3 OF THE PLAT OF METROPOLIS CITY OF RECORD IN DEED BOOK “N”, PAGES 375 THROUGH 378 OF THE MASSAC COUNTY CLERK’S OFFICE, SAID POINT BEING LOCATED AT THE SOUTHWESTERLY CORNER OF DOROTHY MILLER PARK WHERE THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET INTERSECTS THE NORTHERLY RIGHT-OF-WAY LINE OF FRONT STREET; THENCE FROM SAID POINT OF BEGINNING PROCEED S. 55 DEGREES 12’14” E. ALONG AND WITH THE SOUTHERLY LINE OF THE AFORESAID BLOCK NO. 3 AND THE NORTHERLY LINE OF SAID FRONT STREET, 359.97 FEET TO A MAGNETIC NAIL SET NEAR THE BACK OF A CONCRETE WALK AT THE SOUTHEASTERLY CORNER OF SAID DOROTHY MILLER PARK, SAID NAIL BEING LOCATED AT THE SOUTHEASTERLY CORNER OF LOT NO. 19, BLOCK NO. 3 OF THE AFORESAID PLAT OF METROPOLIS CITY AND ON THE WESTERLY RIGHT-OF-WAY LINE OF METROPOLIS STREET; THENCE PROCEED S. 34 DEGREES 47’46” W, ALONG AND WITH THE PROJECTED WESTERLY RIGHT-OF-WAY LINE OF SAID METROPOLIS STREET 55.00 FEET TO A MAGNETIC NAIL WITH A YELLOW PLASTIC CAP STAMPED “FMT ENGRS I.L.R.S. 2651” SET ON THE NORTHERLY LINE OF TRACT 9 AS DESCRIBED IN BOUNDARY LOCATION AGREEMENT BETWEEN THE CITY OF METROPOLIS AND SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC., RECORDED IN VOLUME 535 AT PAGES 41 THROUGH 46 OF RECORDS IN THE MASSAC COUNTY CLERK’S OFFICE, SAID MARKER ALSO BEING LOCATED ON THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID FRONT STREET; THENCE PROCEED N. 55 DEGREES 12’14” W. ALONG AND WITH SAID RIGHT-OF-WAY LINE AND THE LINE OF SAID TRACT 9, A DISTANCE OF 359.97 FEET TO A MAGNETIC NAIL WITH A YELLOW PLASTIC CAP AS HERETOFORE DESCRIBED SET AT THE INTERSECTION WITH THE PROJECTED EASTERLY RIGHT-OF-WAY LINE OF THE AFORESAID FERRY STREET; THENCE PROCEED N. 34 DEGREES 47’46” E. ALONG AND WITH SAID PROJECTED LINE, 55.00 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY.

Land Leftover from Harrah’s Gulfport

Parcel 1:

A parcel of land in the Northeast corner of Lot 1, Rear First Ward, Bay St. Louis, Mississippi, measuring 181.5 feet along Beach Blvd. ROW by 281.5 feet deep. Containing 1.17 acres, more or less, and being a part of Lot 1, Rear First Ward, Bay St. Louis, Mississippi, as per the official map of said City made by E.S. Drake, C.E., and filed in the office of the Chancery Clerk of Hancock County, Mississippi, on May 1, 1923.

Together with all and singular the rights, privileges, improvements and appurtenances to the same belonging or in any wise appertaining, including any and all riparian and/or littoral rights running with said property.

Exhibit B - 49

Being a part of the same property acquired by the Grantor herein by deed dated October 30, 1957, and recorded in Hancock County Deed Book L-4, page 234.

Tax Parcel No. 136H-2-37-011.000

Parcel 2:

Commencing at an iron pin located at the Northeast corner of Lot 1, Rear First Ward, City of Bay St. Louis, Mississippi, said pin is located at base of power pole near fence corner on Southern right-of-way of Beach Road and run South 64°41’ West along said right-of-way a distance of 180.5 feet to an iron marking the place of beginning of the land hereby described; thence run South 64°41’ West along Southern right-of-way of Beach Blvd. a distance of 963.64 feet to an iron pipe (1/2”) set 8.5 feet Southwesterly of box culvert; thence South 69°43’ East a distance of 1085 feet to an old buggie spring leaf set flush with ground, guarded by heart pine post; thence North 20°00’ East a distance of 474.0 feet to a concrete and steel post; thence North 19°13’ West along fence line a distance of 163.35 feet to an iron pin in fence; thence South 64°41’ West a distance of 180.5 feet to an iron pin; thence North 19°13’ West a distance of 281.5 feet to the place of beginning; containing 10.5 acres, more or less and being all of Lot 1, Rear First Ward, City of Bay St. Louis, Mississippi, less and except 1.17 acres in the Northeast corner measuring 180.5 feet along Beach Blvd right-of-way by 281.5 feet deep.

LESS AND EXCEPT TWO PARCELS:

One parcel 50ft. by 155 ft. conveyed to Robert C. Hadden, by Deed dated June 22, 1987 and recorded in Hancock County Deed Book BB-17, page 467 and re-recorded in Book BB-27, page 376.

Another parcel 50 feet by 155 feet conveyed to John C. Chevis, Jr. et ux, by deed dated March 2, 1989 and recorded in Hancock County Deed Book BB-35, page 690. Together with all and singular the rights, privileges, improvements and appurtenances to the same belonging or in any wise appertaining, including any and all riparian and/or littoral rights. Tax Parcel No. 136H-2-37- 011.001

Parcel 3:

Commencing at an iron pin located at the NE corner of Lot 2, Rear First Ward, Bay St. Louis, Mississippi, and run South 15°5’ West along line between Lots 2 and 3 of said ward for 180.4 feet to an iron pin marking the P.O.B.; thence run South 15°05’ West along said lot lines 2 and 3 for 357.6 feet to a fence corner; thence South 73°00’ East for 39.5 feet; thence South 18°57’ West for 587.14 feet to an iron pin on the Northern R.O.W. of Blakemore Street; thence South 20°00’ West for 280 feet to an iron pin at the Southeast corner of Lot 2; thence North 70°00’ West for 475.00 feet to an “Old Buggy Spring” set flush with ground; thence North 20°00’ East for 474.0 feet to a concrete post; thence North 19°13’ West for 289.86 feet to an iron in fence; thence North 64°31’ East for 166.0 feet to an iron pipe; thence North 64°31’ East for 47.2 feet to an iron pin; thence North 72°16’ East for 143.0 feet; thence North 67°20’ East for 70.05 feet; thence North 68°10’ East for 353.36 feet to P.O.B. Said land containing 12.0 acres, more or less, and being part of Lots 2 and 3, Rear First Ward, Bay St. Louis, Mississippi.

AND ALSO:

Beginning at an iron pipe which is the SW corner of Lot 3 in the rear of the First Ward of Bay St. Louis, Mississippi, as per official plat of said First Ward by E. S. Drake, C.E., dated May 1, 1923, and filed in the office of the Chancery Clerk of Hancock County, Mississippi; thence North 15°33’ East 591 feet along a fence line to an iron stake; thence South 73°00’ East 67.5 feet along a fence line to an iron pipe; thence South 20°00’ West 592 feet to the South line of Lot 3; thence North 70°00’ West 22 feet to the place of beginning; said land being part of Lot 3 in the Rear of the First Ward of Bay St. Louis, Mississippi.

Exhibit B - 50

Tax Parcel No. 136H-2-37-010.000

Horseshoe Southern Indiana

PARCEL I:

TRACT I:

Part of Section 12, Township 4 South, Range 5 East, in Posey Township, in Harrison County, Indiana, more particularly described as follows: Commencing at a point on the bank of the Ohio River referred to as a stone corner to James Farnsley and Arthur J. Cunningham in the Townsend deed, said point also being the Southernmost corner of Lot #3 of the Farnsley Survey, as recorded in Deed Record “Z” page 148; thence with the Southern line of Lot #3 of said Farnsley Survey North 64 degrees 29 minutes 9 seconds West, 271.46 feet to a #4 reinforcing bar in the Northern right of way of State Road #111, THIS BEING THE POINT OF BEGINNING; thence continue with the Southern line of #3 North 64 degrees 29 minutes 9 seconds West, 141.04 feet, North 21 degrees 30 minutes 51 seconds East, 495.00 feet, North 11 degrees 29 minutes 9 seconds West, 657.19 feet, North 74 degrees 14 minutes 25 seconds West, 1444.07 feet to an iron pin; thence North 4 degrees 5 minutes 13 seconds West, 418.77 feet to an iron pin found; thence South 86 degrees 54 minutes 47 seconds West, 429.00 feet; thence North 84 degrees 40 minutes 23 seconds West, 891.00 feet; thence South 51 degrees 54 minutes 51 seconds West, 561.00 feet to an iron pin found in the Southern line of Tract #3 of the Farnsley Survey; thence along the Eastern line of Tract #6 of the Farnsley Survey continuing as follows: South 29 degrees 55 minutes 31 seconds West, 495.00 feet to an iron pin found, South 4 degrees 25 minutes 31 seconds West, 561.00 feet to an iron pin found; thence along the South line of Tract #6 South 89 degrees 34 minutes 29 seconds East, 555.60 feet to a point in the center of the Old Dug Road; thence along the center of the Old Dug Road as follows: North 2 degrees 3 minutes 54 seconds East, 161.56 feet, North 15 degrees 56 minutes 4 seconds East, 102.40 feet, North 73 degrees 13 minutes 24 seconds East, 139.57 feet, South 76 degrees 36 minutes 56 seconds East, 139.40 feet, North 80 degrees 16 minutes 44 seconds East, 135.03 feet, North 52 degrees 10 minutes 34 seconds East, 125.26 feet, North 39 degrees 22 minutes 34 seconds East, 53.31 feet, North 37 degrees 8 minutes 44 seconds East, 149.95 feet, North 66 degrees 10 minutes 4 seconds East, 98.95 feet, North 71 degrees 55 minutes 54 seconds East, 115.29 feet, North 44 degrees 54 minutes 04 seconds East, 223.85 feet, North 57 degrees 11 minutes 44 seconds East, 217.43 feet, South 89 degrees 31 minutes 46 seconds East, 91.00 feet, South 38 degrees 49 minutes 56 seconds East, 69.42 feet; thence leaving the center of said road South 16 degrees 47 minutes 36 seconds East, 196.85 feet to a #4 reinforcing bar; thence South 82 degrees 52 minutes 16 seconds West, 391.74 feet; thence South 17 degrees 15 minutes 54 seconds East, 600.00 feet; thence North 80 degrees 01 minutes 40 seconds East, 289.89 feet to an iron pin found on the top of the bluff; thence along the top of the bluff as follows: South 10 degrees 58 minutes 17 seconds East, 6.57 feet, South 26 degrees 36 minutes 3 seconds East, 52.67 feet, South 11 degrees 47 minutes 12 seconds West, 167.91 feet, South 10 degrees 59 minutes 28 seconds East, 86.18 feet,South 14 degrees 46 minutes 32 seconds West, 222.64 feet, South 3 degrees 39 minutes 48 seconds East, 117.73 feet, South 12 degrees 21 minutes 48 seconds East, 73.62 feet, South 16 degrees 51 minutes 48 seconds East, 78.03 feet, South 16 degrees 23 minutes 22 seconds West, 88.62 feet, South 8 degrees 14 minutes 52 seconds West, 74.71 feet; thence leaving the top of said bluff South 88 degrees 28 minutes 56 seconds East, 459.18 feet to a #4 reinforcing bar; thence North 27 degrees 11 minutes 34 seconds East, 26.92 feet to a point in the Northern line of Bridge Street, in the Town of Bridgeport, as recorded in the Harrison County Courthouse; thence along the Northern right of way of Bridge Street, South 73 degrees 59 minutes 56 seconds East, 477.21 feet to a right of way marker in the Northern right of way of State Road #111; thence with said right of way as follows: North 63 degrees 2 minutes 1 second East, 460.09 feet, North 75 degrees 19 minutes 58 seconds East, 140.83 feet; thence

Exhibit B - 51

along a curve concave Northwesterly whose radius is 502.96 feet and whose long chord bears North 57 degrees 18 minutes 17 seconds East, having a length of 100.41 feet, a distance of 100.58 feet to the point of beginning.

ALSO:

Part of Section 12, Township 4 South, Range 5 East, in Posey Township,in Harrison County, Indiana, more particularly described as follows: Commencing at a point on the bank of the Ohio River referred to as a stone corner of James Farnsley and Arthur J. Cunningham in the Townsend deed, said point also being the Southernmost corner of Lot #3 of the Farnsley Survey, as recorded in Deed Record Book “Z” page 148, THIS BEING THE POINT OF BEGINNING; thence along the Southern line of Lot 3 of said Farnsley tract North 64 degrees 29 minutes 9 seconds West, 87.64 feet to a #4 reinforcing bar in the Southern right of way of State Road #111; thence with said right of way as follows: Along a curve concave Northwesterly whose radius is 672.96 feet and whose long chord bears South 47 degrees 1 minute 20 seconds West, having a length of 54.93 feet, a distance of 54.95 feet to a #4 reinforcing bar; thence South 24 degrees 35 minutes 30 seconds West, 274.71 feet to a #4 reinforcing bar; thence along a curve concave Northwesterly whose radius is 226.00 feet and whose long chord bears South 38 degrees 7 minutes 12 seconds West, 105.73 feet, a distance of 106.72 feet to a #4 reinforcing bar; thence South 6 degrees 31 minutes 30 seconds West, 298.78 feet to a point at the edge of the Ohio River; thence North 27 degrees 51 minutes 54 seconds East, 712.09 feet to the point of beginning.

TRACT II:

Part of Section 12, Township 4 South, Range 5 East, in Posey Township, in Harrison County, Indiana AND Part of Section 7, Township 4 South, Range 6 East of the Second Principal Meridian, in Franklin Township, in Floyd County, Indiana, more particularly described as follows: Commencing at a stone corner to James Farnsley and Arthur J. Cunningham, which is also the Southernmost corner of Lot #3 of the Farnsley Survey, as recorded in Deed Record Book “Z” page 148, said point being recreated and being on the bank of the Ohio River, THIS BEING THE POINT OF BEGINNING, thence along the Southwestern line of Lot #3 of said Farnsley Tract North 64 degrees 29 minutes 9 seconds West, 87.64 feet to a #4 reinforcing bar placed in the Southern right of way of Indiana State Highway #111; thence along the right of way of said highway as follows: Along a curve concave Northwesterly whose radius is 672.96 feet and whose long chord bears North 34 degrees 10 minutes 30 seconds East, having a length of 245.46 feet, a distance of 246.84 feet to a #4 reinforcing bar; thence continuing along said right of way North 8 degrees 11 minutes 51 seconds West, 119.27 feet to a #4 reinforcing bar; thence North 65 degrees 10 minutes 25 seconds West, 70.00 feet to a #4 reinforcing bar; thence South 44 degrees 7 minutes 0 seconds West, 105.95 feet to a #4 reinforcing bar; thence along a curve concave Northwesterly whose radius is 502.96 feet and whose long chord bears South 37 degrees 37 minutes 17 seconds West, having a length of 242.57 feet, a distance of 244.99 feet to a #4 reinforcing bar in the Southern line of Lot #3 of said Farnsley Tract; thence with said line North 64 degrees 29 minutes 9 seconds West, 141.04 feet; thence along the line of Lot #3 as follows: North 21 degrees 30 minutes 51 seconds East, 495.00 feet, North 11 degrees 29 minutes 9 seconds West, 657.19 feet, North 74 degrees 14 minutes 25 seconds West, 543.21 feet to an iron pin found marking the corner of property, recorded in Deed Record Book “C-9” page 128; thence leaving the Southern line of Lot #3 and along the property line of said tract as follows: North 18 degrees 26 minutes 36 seconds West, 112.26 feet to an iron pin found, North 57 degrees 5 minutes 56 seconds West, 194.06 feet to an iron pin found, North 47 degrees 22 minutes 31 seconds West, 157.28 feet to an iron pin found, North 35 degrees 54 minutes 56 seconds West, 172.63 feet to an iron pin found, North 65 degrees 25 minutes 11 seconds West, 134.39 feet to an iron pin found, North 79 degrees 11 minutes 31 seconds West, 166.74 feet to an iron pin found, North 59 degrees 5 minutes 30 seconds West, 227.74 feet to an iron pin found marking the Northwestern corner of said tract; thence said point being a corner of Lot #3 of said Farnsley Tract; thence continue along the perimeter of said Lot #3 of Farnsley Tract as follows: South 86 degrees 54 minutes 47

Exhibit B - 52

seconds West, 429.00 feet, North 84 degrees 40 minutes 23 seconds West, 891.00 feet, South 51 degrees 54 minutes 51 seconds West, 561.00 feet to an iron pin found, North 60 degrees 23 minutes 49 seconds West, 746.55 feet to an iron pin found; thence leaving the Southern line of Lot #3 of said Farnsley Tract North 13 degrees 9 minutes 43 seconds West, 135.00 feet to an iron pin found; thence South 50 degrees 42 minutes 35 seconds West, 282.00 feet to a iron pin found in the West line of the Northeast Quarter of the Northwest Quarter; thence with the West line of said Quarter, Quarter North 0 degrees 6 minutes 54 seconds East, 967.33 feet to an iron pin found at the Northwest corner of the Northeast Quarter of the Northwest Quarter of Section 12; thence with the North line of said Section, East, basis of bearings this description, 132.86 feet to a pin found as set in a legal survey completed April, 1979; thence continuing with said line East, 3027.53 feet to a stone found; thence South 57 degrees 1 minute 58 seconds East, 672.07 feet to a stone found; thence South 56 degrees 22 minutes 46 seconds East, 39.82 feet to an iron pin found; thence South 1 degree 8 minutes 40 seconds East, 281.84 feet to an iron pin found; thence South 74 degrees 0 minutes 16 seconds East, 724.42 feet to an iron pin found; thence South 66 degrees 32 minutes 11 seconds East, 922.90 feet to a point at the top of the bank of the Ohio River; thence with the bank of said river as follows: South 38 degrees 32 minutes 6 seconds West, 240.86 feet, South 33 degrees 40 minutes 44 seconds West, 208.82 feet, South 15 degrees 36 minutes 28 seconds West, 215.79 feet, South 27 degrees 58 minutes 14 seconds West, 188.90 feet, South 30 degrees 59 minutes 57 seconds West, 198.02 feet, South 29 degrees 30 minutes 53 seconds West, 229.26 feet, South 22 degrees 41 minutes 22 seconds West, 203.10 feet, South 24 degrees 17 minutes 17 seconds West, 194.43 feet, South 8 degrees 50 minutes 5 seconds West, 206.21 feet, South 27 degrees 15 minutes 27 seconds West, 205.43 feet to the point of beginning.

EXCEPT that part conveyed to Hoosier Energy Rural Electric Cooperative in a deed recorded August 31, 1998 as Instrument No. 98056759 and more particularly described as follows: Being a part of Section 12, Township 4 South, Range 5 East, in Harrison County, Indiana, and being part of the property conveyed to RDI/Caesars Riverboat Casino, LLC, as described by deed, recorded in Deed Book “9-O” page 337, said part being more particularly described as follows: Commencing at the Northwest corner of the Northeast Quarter of the Northwest Quarter of Section 12, Township 4 South, Range 5 East of the Second Principal Meridian; thence South 00 degrees 06 minutes 54 seconds West, 967.33 feet, North 50 degrees 42 minutes 35 seconds East, 282.00 feet, South 13 degrees 09 minutes 43 seconds East, 135.00 feet, South 60 degrees 23 minutes 49 seconds East, 756.44 feet, North 51 degrees 54 minutes 51 seconds East, 561.00 feet, South 84 degrees 40 minutes 23 seconds East, 891.00 feet; and thence crossing Stuckeys Road, North 86 degrees 54 minutes 47 seconds East, 429.00 feet to a four inch diameter steel pipe; thence North 38 degrees 51 minutes 17 seconds East, 285.15 feet to THE TRUE POINT OF BEGINNING of the tract being herein described; thence North 22 degrees 13 minutes 02 seconds East, 280.00 feet to a point; thence South 67 degrees 46 minutes 58 seconds East, 185.00 feet to a point; thence South 22 degrees 13 minutes 02 seconds West, 280.00 feet to a point; thence North 67 degrees 46 minutes 58 seconds West, 185.00 feet to the true point of beginning.

TRACT III:

Being a part of the Northeast Quarter of Fractional Section 12, Township 4 South, Range 5 East, in Posey Township, in Harrison County, Indiana, and being the same property conveyed to Melvin Earl Porter and Marilyn Sue Porter as described by deed, recorded in Deed Book “C-9” page 128, said property being more particularly described as follows: Commencing at the Northwest corner of the Northeast Quarter of the Northwest Quarter of Fractional Section 12, Township 4 South, Range 5 East of the Second Principal Meridian; thence the following courses: South 00 degrees 06 minutes 54 seconds West, 967.33 feet, North 50 degrees 42 minutes 35 seconds East, 282.00 feet, South 13 degrees 09 minutes 43 seconds East, 135.00 feet, South 60 degrees 23 minutes 49 seconds East, 756.55 feet, North 51 degrees 54 minutes 51 seconds East, 561.00 feet, South 84 degrees 40 minutes 23 seconds East, 891.00 feet, and North 86 degrees 54 minutes 47 seconds East, 429.00 feet to a found four-inch diameter steel pipe, BEING THE TRUE POINT OF BEGINNING of the tract being herein described; thence with the line between Porter and Caesar’s

Exhibit B - 53

(Deed Book “9-O” page 449), South 59 degrees 05 minutes 30 seconds East, 227.74 feet to a 5/8” diameter steel rebar; thence South 79 degrees 11 minutes 31 seconds East, 166.74 feet to a 5/8” diameter steel rebar; thence South 65 degrees 25 minutes 11 seconds East, 134.39 feet to a 5/8” diameter steel rebar; thence South 35 degrees 54 minutes 56 seconds East, 172.63 feet at a 5/8” diameter steel rebar; thence South 47 degrees 22 minutes 31 seconds East, 157.28 feet to a 5/8” diameter steel rebar; thence South 57 degrees 05 minutes 56 seconds East, 194.06 feet to a 5/8” diameter steel rebar; thence South 18 degrees 26 minutes 36 seconds East, 112.26 feet to a 5/8” diameter steel rebar in the line between Porter and Caesar’s (Deed Book “9-N” page 458); thence with said line, North 74 degrees 14 minutes 25 seconds West, 900.36 feet to a nail in Stuckeys Road; thence with Stuckeys Road part of the way and beyond, North 04 degrees 05 minutes 13 seconds West, 418.77 feet to the point of beginning. (Being the same real estate as intended in Deed Record Book “R-9 page 320, in the Recorder’s Office, in Harrison County, Indiana.)

PARCEL II:

Being a part of the Northwest Quarter of fractional Section 13, Township 4 South, Range 5 East, in Harrison County, Indiana and being part of the property conveyed to Lytle L. Smith as described by deed recorded in Deed Book 8-D, page 531, said part being more particularly described as follows:

Commencing at the northwest corner of the northwest quarter of fractional Section 13; thence east with the north line of Section 13, 1125.00 feet to a point in Lotticks Corner Road; thence continuing East 380.99 feet to a point; thence departing the road and with the east line of Meytz (Deed Book 9-F, page 440), south 05 degrees 58 minutes 36 seconds West 723.72 feet to a found iron pipe; thence with the north line of Voogd (Deed Book 9-K, page 967), East 63.80 feet to the true point of beginning of the tract being herein described; thence North 34 degrees 30 minutes 38 seconds East 220.00 feet to a point; thence East 220.00 feet to a point in Doolittle Hill road; thence with Doolittle Hill road, South 34 degrees 30 minutes 38 seconds West 220.00 feet to a point; thence departing the road and with the north line of Voogd, West (passing a found iron pipe at 21.78 feet) 220.00 feet in all to the true point of beginning.

Horseshoe Hammond

TRACT I:

PARCEL 9: (1050 Calumet Avenue and 200 N Indianapolis Boulevard)

A strip of land, lying in Section 1, Township 37 North, Range 10 West of the Second Principal Meridian and Section 36, Township 38 North, Range 10 West of the Second Principal Meridian, in Lake County, Indiana, more particularly described as follows: Commencing at the intersection of the East line of said Section 1 and the Northeasterly right of way line of the Baltimore and Ohio Railroad; thence South 00 degrees 00 minutes 00 seconds East along said East Section line 360.21 feet to the point of beginning; thence North 00 degrees 00 minutes 00 seconds East along said Section line 184.47 feet to the Southwesterly right of way line of the Baltimore and Ohio Railroad; thence Northwesterly along said right of way on a curve to the right 1092.66 feet, said curve having a radius of 6893.42 feet and a chord that bears North 44 degrees 43 minutes 55 seconds West 1091.51 feet; thence North 40 degrees 11 minutes 28 seconds West along said right of way line 230.52 feet to the centerline of Wolf River Channel as dedicated in Book 92, page 439, in the Office of the Recorder, Lake County, Indiana; thence South 21 degrees 54 minutes 16 seconds West along said centerline 48.86 feet to the Southwesterly right of way line of said Baltimore and Ohio Railroad; thence Northwesterly along said right of way line on a curve to the right 656.96 feet, said curve having a radius of 11,454.71 feet and a chord that bears North 40 degrees 55 minutes 26 seconds West 656.87 feet; thence North 39 degrees 16 minutes 52 seconds West along said right of way line 1747.53 feet to the Southeasterly boundary of a parcel of land conveyed to Commonwealth Edison of Indiana, Inc. as recorded in the Office of the Recorder of Lake County, Indiana, on September 15, 1972, as Document

Exhibit B - 54

No. 167074; thence South 27 degrees 20 minutes 35 seconds West along said boundary 108.94 feet to the Northeasterly right of way line of the Pittsburgh-Fort Wayne and Chicago Railroad; thence South 39 degrees 16 minutes 52 seconds East, along said right of way line, 1704.31 feet; thence Southeasterly, along said right of way line, on a curve to the left 710.40 feet, said curve having a radius of 11,554.71 feet and a chord that bears South 41 degrees 02 minutes 32 seconds East 710.29 feet, to the centerline of Wolf River Channel as dedicated; thence South 21 degrees 54 minutes 16 seconds West along said centerline and said right of way line 139.26 feet; thence South 50 degrees 08 minutes 20 seconds East along said right of way line, that is 50 feet from the centerline of the Eastbound main track, 1339.82 feet to the point of beginning.

PARCEL 10: (1025 Indianapolis Blvd.)

A strip of land lying in Section 1, Township 37 North, Range 10 West of the Second Principal Meridian and Section 36, Township 38 North, Range 10 West of the Second Principal Meridian, in Lake County, Indiana, more particularly described as follows: Commencing at the intersection of the East line of said Section 1 and the Northeasterly right of way line of said Baltimore and Ohio Railroad; thence South 00 degrees 00 minutes 00 seconds East along said East Section line 360.21 feet to the Northeasterly right of way line of said Pittsburgh-Fort Wayne and Chicago Railroad; thence North 50 degrees 08 minutes 20 seconds West along said right of way line, that is 50 feet from the centerline of the Eastbound main track, 1339.82 feet; thence North 46 degrees 13 minutes 12 seconds West, 377.55 feet to the point of beginning; thence Northwesterly, parallel with and 32 feet from the centerline of the Westbound main track on a curve to the right, 641.24 feet, said curve having a radius of 2775.00 feet and a chord that bears North 35 degrees 25 minutes 59 seconds West 639.81 feet; thence North 28 degrees 48 minutes 47 seconds West, parallel with and 32 feet from the centerline of the Westbound main track, 319.11 feet; thence Northwesterly, parallel with and 32 feet from the centerline of the Westbound main track, on a curve to the left 373.11 feet, said curve having a radius of 3007.30 feet and a chord that bears North 32 degrees 22 minutes 03 seconds West, 372.87 feet to the Northeasterly right of way line of said Pittsburgh-Fort Wayne and Chicago Railroad; thence South 39 degrees 16 minutes 52 seconds East along said right of way line 920.03 feet; thence along said right of way line Southeasterly on a curve to the left 236.19 feet, said curve having a radius of 11,554.71 feet and a chord that bears South 39 degrees 52 minutes 00 seconds East 236.19 feet; thence South 02 degrees 27 minutes 28 seconds West 222.63 feet to the point of beginning.

PARCEL 11: (1101 Railroad Street)

A parcel of land in Section 6, Township 37 North, Range 9 West of the Second Principal Meridian, in the City of Hammond, Lake County, Indiana, being more particularly described as follows: Commencing at the Southwest corner of said Section 6; thence North 0 degrees 41 minutes 54 seconds East, 3,693.96 feet along the West line of said Section 6 to the Northerly right of way line of the Pittsburgh, Fort Wayne and Chicago Railroad right of way; thence South 49 degrees 27 minutes 36 seconds East, 1,275.61 feet along said Northerly railroad right of way line to the centerline of Lake Avenue, said point being the point of beginning; thence continuing on the last mentioned course 1,663.99 feet to the North-South centerline of said Section 6; thence North 0 degrees 00 minutes 00 seconds East, 371.02 feet along said North-South centerline; thence North 53 degrees 00 minutes 00 seconds West, 1,334.80 feet to the East-West centerline of said Section 6; thence South 89 degrees 12 minutes 48 seconds West, 26.11 feet along said East-West centerline; thence North 53 degrees 00 minutes 00 seconds West, 212.52 feet to the centerline of said Lake Avenue; thence South 0 degrees 42 minutes 48 seconds West, 220.32 feet along said centerline of Lake Avenue to the point of beginning.

Exhibit B - 55

PARCEL 14: (1114 Indianapolis Blvd.)

Part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West of the Second Principal Meridian, in Lake County, Indiana, more particularly described as follows:

Commencing at a point on the Southwesterly right of way line of Indianapolis Boulevard also known as Indiana Boulevard, where the same is intersected by the Southeast line produced of the real estate conveyed by Edward Roby to Aaron Barnes by a Warranty Deed dated August 1, 1877 and recorded September 27, 1877, in Deed Record 25, page 259; thence Southeasterly along the Southwesterly side of said Indianapolis Boulevard, formerly known as Indiana Boulevard, 25 feet; thence Southwesterly at right angles to said Boulevard, 140 feet; thence Northwesterly parallel with said Boulevard 25 feet to the Southeast line of the land conveyed as aforesaid by said Roby to Aaron Barnes, in Deed Record 25, page 259; thence Northeasterly along the aforementioned line 140 feet to the place of beginning, excepting therefrom that portion of the above parcel deeded to the City of Hammond, Indiana by Special (Limited) Warranty Deed dated August __, 2012 and recorded September 26, 2012 as Document No. 2012 067784, described as follows:

A part of the East Half of Section 1, Township 37 North, Range 10 West, Lake County, Indiana, and being that part of grantor’s land lying within the right-of-way lines depicted on the attached Right-of-Way Parcel Plat marked as Exhibit “B-1”, described as follows: Commencing at the point of intersection of the East line of Section 1 aforesaid, and the centerline of Indianapolis Boulevard, as the same existed prior to the year 1924 (the foregoing portion of this description beginning with the words “the point of” is quoted from Instrument No. 425300); thence North 39 degrees 07 minutes 00 seconds West 1,235.40 feet along the centerline of said Indianapolis Boulevard (also known as U.S.R. 12, 20 and 41) to the prolonged Northwestern boundary of Parkview Avenue; thence South 50 degrees 53 minutes 00 seconds West 40.00 feet along the prolonged boundary of said Parkview Avenue to the Southwestern boundary of said Indianapolis Boulevard; thence North 39 degrees 07 minutes 00 seconds West 884.59 feet along the boundary of said Indianapolis Boulevard; thence South 50 degrees 53 minutes West 30.00 feet along said boundary; thence North 39 degrees 07 minutes 00 seconds West 79.50 feet along said boundary; thence North 50 degrees 53 minutes 00 seconds East 30.00 feet along said boundary; thence North 39 degrees 07 minutes 00 seconds West 324.91 feet along said boundary to the point of beginning of this description, which point is the Northeast corner of the grantor’s land; thence South 50 degrees 53 minutes 00 seconds West 13.99 feet along the Southeastern line of the grantor’s land; thence North 39 degrees 06 minutes 55 seconds West 25.00 feet to the Northwestern line of the grantor’s land at point “230” designated on said parcel plat; thence North 50 degrees 53 minutes 00 seconds East 13.99 feet along said Northwestern line to the Southwestern boundary of said Indianapolis Boulevard; thence South 39 degrees 07 minutes 00 seconds East 25.00 feet along the boundary of said Indianapolis Boulevard to the point of beginning.

Horseshoe Hammond - National Railroad

Parcel 1:

All of that certain premises as demised and depicted on an Exhibit to that Memorandum of Lease by and between National Railroad Passenger Corporation (Landlord) and Horseshoe Hammond, LLC (Tenant) dated                      , 2017, defined as being a 78,805 S.F./1.809 acre leased area and also a leased 25’ non-exclusive roadway, being a portion of that parcel described herein below:

ALL THAT PARCEL of land situate in the City of Hammond, County of Lake and State of Indiana, being part of Section 6, Township 37 North, Range 9 West, of the Second Principal Meridian, bounded and described according to a plan of survey made by Plumb, Tuckett and Hubbard, Inc., Consulting Engineers, dated November 8, 1978, as follows, viz: COMMENCING at the Southwest corner of said Section 6; thence extending North 0 degrees 41 minutes 54 seconds East, along the West line of said Section 6, said West line being coincident with the centerline of Calumet Avenue, 3,406.41 feet to a P.K. nail marking the true point of beginning for the parcel of land being described; EXTENDING from said true point of beginning the following five courses and distances: (1) North 0 degrees 41 minutes 54 seconds East, continuing along said West line of Section 6 and centerline of Calumet Avenue, 168.76 feet to a P.K. nail in the southwesterly

Exhibit B - 56

line of land now or formerly of Baltimore and Ohio Railroad; thence (2) Southeastwardly, by said last mentioned land, on a curve to the left having a radius of 11,277.44 feet, the chord of which bears South 50 degrees 40 minutes 32 seconds East, for a length of 914.78 feet, the arc distance of 915.03 feet to a point of tangent marked by an iron pin; thence (3) South 53 degrees 00 minutes East, still by the last mentioned land, 328.30 feet to a P.K. nail in the centerline of Lake Avenue; thence (4) South 0 degrees 42 minutes 48 seconds West, along said centerline of Lake Avenue, 220.32 feet to a P.K. nail; thence (5) North 49 degrees 27 minutes 36 seconds West, 1275.61 feet to the place of beginning. CONTAINING 178,997.73 square feet, more or less, or 4.109 acres, more or less.

Horseshoe Hammond - City of Hammond, Department of Redevelopment

PARCEL 2: (825 Empress Drive)

A part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana, being bounded as follows:

Commencing at the Southeast Corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,209.68 feet along the East line of said Section 1 and along the West line of Section 6, Township 37 North, Range 9 West; thence South 41 degrees 13 minutes 34 seconds East 61.96 feet; thence South 41 degrees 13 minutes 34 seconds East 90.30 feet to the point of curvature of a curve to the left, said point of curvature being South 48 degrees 46 minutes 26 seconds West 2,814.93 feet from the radius point of said curve; thence southeasterly 229.77 feet along said curve to a point being South 44 degrees 05 minutes 50 seconds West 2,814.93 feet from the radius point of said curve; thence North 35 degrees 17 minutes 10 seconds East 17.84 feet to the Point of Beginning of this description; thence North 35 degrees 17 minutes 10 seconds East 813.45 feet; thence North 79 degrees 22 minutes 58 seconds East 71.38 feet; thence South 54 degrees 36 minutes 55 seconds East 100.48 feet; thence South 35 degrees 23 minutes 05 seconds West 90.00 feet; thence North 54 degrees 36 minutes 55 seconds West 110.00 feet; thence South 35 degrees 17 minutes 10 seconds West 780.38 feet; thence North 46 degrees 40 minutes 28 seconds West 40.40 feet to the Point of Beginning.

PARCEL 3: (1001 Calumet Avenue)

A part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West, located in North Township, Lake County, Indiana, being bounded as follows:

Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,209.68 feet along the East line of said Section 1 and along the West line of Section 6, Township 37 North, Range 9 West; thence South 41 degrees 13 minutes 34 seconds East 61.96 feet; thence South 41 degrees 13 minutes 34 seconds East 90.30 feet to the point of curvature of a curve to the left, said point of curvature being South 48 degrees 46 minutes 26 seconds West 2,814.93 feet from the radius point of said curve; thence southeasterly 229.76 feet along said curve to a point being South 44 degrees 05 minutes 50 seconds West 2,814.93 feet from the radius point of said curve; thence North 35 degrees 17 minutes 10 seconds East 831.29 feet; thence North 79 degrees 22 minutes 58 seconds East 71.38 feet; thence South 54 degrees 36 minutes 55 seconds East 100.48 feet to the Point of Beginning of this description; thence continuing South 54 degrees 36 minutes 55 seconds East 146.67 feet; thence South 35 degrees 16 minutes 41 seconds West 523.46 feet; thence North 54 degrees 35 minutes 11 seconds West 236.35 feet; thence South 35 degrees 15 minutes 53 seconds West 349.92 feet; thence North 46 degrees 40 minutes 28 seconds West 20.88 feet; thence North 35 degrees 17 minutes 10 seconds East 780.38 feet; thence South 54 degrees 36 minutes 55 seconds East 110.00 feet; thence North 35 degrees 23 minutes 05 seconds East 90.00 feet to the Point of Beginning.

Exhibit B - 57

PARCEL 5: (1002 Calumet Avenue)

A part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West located in North Township, Lake County, Indiana, being bounded as follows:

Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minutes 03 seconds West (assumed bearing) 2,195.00 feet along the East line of said Section 1 to its point of intersection with the centerline of Indianapolis Boulevard (100 foot wide right-of-way); thence North 40 degrees 07 minutes 55 seconds West 3,007.99 feet along the centerline of Indianapolis Boulevard; thence North 49 degrees 52 minutes 05 seconds East 50.00 feet perpendicular to the centerline of Indianapolis Boulevard to the northeastern right-of-way line of Indianapolis Boulevard; thence North 40 degrees 07 minutes 55 seconds West 190.50 feet along the northeastern right-of-way line of Indianapolis Boulevard; thence North 51 degrees 02 minutes 14 seconds East 290.22 feet; thence South 60 degrees 14 minutes 57 seconds East 49.35 feet; thence North 54 degrees 00 minutes 00 seconds East 528.73 feet to the point of curvature of a curve to the right, said point of curvature being North 36 degrees 00 minutes 00 seconds West 326.48 feet from the radius point of said curve; thence northeasterly and easterly 176.71 feet along said curve to a point being North 04 degrees 59 minutes 19 seconds West 326.48 feet from the radius point of said curve and to the Point of Beginning of this description; thence North 48 degrees 49 minutes 21 seconds East 35.00 feet; thence South 41 degrees 10 minutes 39 seconds East 625.56 feet; thence South 41 degrees 14 minutes 09 seconds East 34.87 feet to a point on a non-tangent curve concave to the northeast (said curve hereinafter referred to as “Curve #1”), said point of curvature being South 48 degrees 38 minutes 51 seconds West 5,682.15 feet from the radius point of said curve; thence southeasterly 150.03 feet along Curve #1 to a point being South 47 degrees 08 minutes 05 seconds West 5,682.15 feet from the radius point of Curve #1; thence North 48 degrees 45 minutes 56 seconds East 96.78 feet; thence South 41 degrees 14 minutes 04 seconds East 100.00 feet; thence South 48 degrees 45 minutes 56 seconds West 128.09 feet to a point on a non-tangent curve concave to the northeast (said curve is concentric with Curve #1), said point being South 46 degrees 08 minutes 30 seconds West 5,717.15 feet from the radius point of said curve; thence North 41 degrees 14 minutes 09 seconds West 34.96 feet; thence North 41 degrees 10 minutes 39 seconds West 625.58 feet to the Point of Beginning.

PARCEL 6: (1001 Calumet Avenue)

A part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West and a part of Section 36, Township 38 North, Range 10 West located in North Township, Lake County, Indiana, being bounded as follows:

Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 2,195.00 feet along the East line of said Section 1 to its point of intersection with the centerline of Indianapolis Boulevard (100 foot wide right-of-way); thence North 40 degrees 07 minutes 55 seconds West 3,007.99 feet along the centerline of Indianapolis Boulevard; thence North 49 degrees 52 minutes 05 seconds East 50.00 feet perpendicular to the centerline of Indianapolis Boulevard to the northeastern right-of-way line of Indianapolis Boulevard; thence North 40 degrees 07 minutes 55 seconds West 190.50 feet along the northeastern right-of-way line of Indianapolis Boulevard; thence North 51 degrees 02 minutes 14 seconds East 290.22 feet; thence South 60 degrees 14 minutes 57 seconds East 49.35 feet; thence North 54 degrees 00 minutes 00 seconds East 528.73 feet to the point of curvature of a curve to the right, said point of curvature being North 36 degrees 00 minutes 00 seconds West 326.48 feet from the radius point of said curve; thence northeasterly and easterly 118.22 feet along said curve to the southwestern boundary of the 21.255 acre tract of land described in the Quitclaim Deed recorded as instrument #91018107 on April 17, 1991, in the Office of the Recorder of Lake County, Indiana, said point being North 15 degrees 15 minutes 10 seconds West 326.48 feet from the radius point of said curve, the next seven (7) courses are along the boundary of said 21.255 acre tract

Exhibit B - 58

of land; 1)thence North 41 degrees 15 minutes 08 seconds West 1,700.29 feet to the Point of Beginning of this description; 2) thence North 41 degrees 15 minutes 08 seconds West 1,539.62 feet to the point of curvature of a curve to the right, said point of curvature being South 48 degrees 44 minutes 52 seconds West 24,828.52 feet from the radius point of said curve; 3) thence northwesterly 281.79 feet along said curve to its point of tangency, said point of tangency being South 49 degrees 23 minutes 53 seconds West 24,828.52 feet from the radius point of said curve; 4) thence North 40 degrees 36 minutes 07 seconds West 1,474.75 feet to the Indiana/Illinois State Line; 5) thence North 00 degrees 52 minutes 04 seconds West 138.52 feet along the Indiana/Illinois State Line; 6) thence South 48 degrees 50 minutes 29 seconds East 279.19 feet; 7) thence South 41 degrees 14 minutes 04 seconds East 2,051.13 feet to the northwestern corner of the tract of land described in the Quitclaim Deed recorded in Deed Record 1219, page 31, on November 5, 1962, in said Recorder’s Office, said corner being on “Eggers Fence Line”; thence South 87 degrees 40 minutes 04 seconds East 11.27 feet along the northern boundary of said tract of land which is also along “Eggers Fence Line”; thence South 41 degrees 12 minutes 09 seconds East 139.21 feet; thence South 40 degrees 14 minutes 07 seconds East 154.35 feet to a point on a non-tangent curve concave to the southwest, said point being North 51 degrees 42 minutes 18 seconds East 1,514.88 feet from the radius point of said curve; thence southeasterly 141.95 feet along said curve to a point being North 57 degrees 04 minutes 25 seconds East 1,514.88 feet from the radius point of said curve; thence South 30 degrees 59 minutes 10 seconds East 154.35 feet; thence South 30 degrees 01 minute 09 seconds East 186.88 feet; thence South 30 degrees 59 minutes 24 seconds East 155.62 feet to a point on a non-tangent curve concave to the northeast, said point being South 57 degrees 04 minutes 25 seconds West 1,539.88 feet from the radius point of said curve; thence southeasterly 143.63 feet to a point being South 51 degrees 43 minutes 47 seconds West 1,539.88 feet from the radius point of said curve; thence South 48 degrees 44 minutes 52 seconds West 29.89 feet to the Point of Beginning;

ALSO, a part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West and a part of Section 36, Township 38 North, Range 10 West located in North Township, Lake County, Indiana, being bounded as follows:

Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 2,195.00 feet along the East line of said Section 1 to its point of intersection with the centerline of Indianapolis Boulevard (100 foot wide right-of-way); thence North 40 degrees 07 minutes 55 seconds West 3,007.99 feet along the centerline of Indianapolis Boulevard; thence North 49 degrees 52 minutes 05 seconds East 50.00 feet perpendicular to the centerline of Indianapolis Boulevard to the northeastern right-of-way line of Indianapolis Boulevard; thence North 40 degrees 07 minutes 55 seconds West 190.50 feet along the northeastern right-of-way line of Indianapolis Boulevard; thence North 51 degrees 02 minutes 14 seconds East 290.22 feet; thence South 60 degrees 14 minutes 57 seconds East 49.35 feet; thence North 54 degrees 00 minutes 00 seconds East 528.73 feet to the point of curvature of a curve to the right (said curve hereinafter referred to as “Curve #1), said point of curvature being North 36 degrees 00 minutes 00 seconds West 326.48 feet from the radius point of Curve #1; thence northeasterly and easterly 176.71 feet along Curve #1 to a point being North 04 degrees 59 minutes 19 seconds West 326.48 feet from the radius point of Curve #1 and to the Point of Beginning of this description; thence North 41 degrees 10 minutes 39 seconds West 1,372.17 feet to the point of curvature of a curve to the right, said point of curvature being South 48 degrees 49 minutes 21 seconds West 474.78 feet from the radius point of said curve; thence northwesterly 58.94 feet along said curve to its point of tangency, said point of tangency being South 55 degrees 56 minutes 06 seconds West 474.78 feet from the radius point of said curve; thence North 34 degrees 03 minutes 54 seconds West 45.58 feet to point of curvature of curve to the left, said point of curvature being North 55 degrees 56 minutes 06 seconds East 729.28 feet from the radius point of said curve; thence northwesterly 90.62 feet along said curve to its point of tangency, said point of tangency being North 48 degrees 48 minutes 55 seconds East 729.28 feet from the radius point of said curve; thence North 41 degrees 11 minutes 05 seconds West 8.90 feet; thence North 40 degrees 12 minutes 29 seconds West 154.34 feet to a point on a nontangent curve

Exhibit B - 59

concave to the northeast, said point being South 51 degrees 45 minutes 03 seconds West 1,500.05 feet from the radius point of said curve; thence northwesterly 138.44 feet along said curve to a point being South 57 degrees 02 minutes 18 seconds West 1,500.05 feet from the radius point of said curve; thence North 31 degrees 00 minutes 10 seconds West 154.34 feet; thence North 30 degrees 01 minute 34 seconds West 170.82 feet to the point of curvature of a curve to the right, said point of curvature being South 59 degrees 58 minutes 26 seconds West 1,420.19 feet from the radius point of said curve; thence northwesterly and northerly 273.83 feet along said curve to its point of tangency, said point of tangency being South 71 degrees 01 minute 16 seconds West 1,420.10 feet from the radius point of said curve; thence North 18 degrees 58 minutes 44 seconds West 56.31 feet to a point on the northwesterly extension of the southwestern boundary of the 16.039 acre tract of land described in the Warranty Deed recorded in Deed Record 1218, page 592, on November 9, 1962, in the Office of the Recorder of Lake County, Indiana; thence South 41 degrees 14 minutes 04 seconds East 2,501.08 feet along the northwesterly extension of the southwestern boundary of said 16.039 acre tract of land and along the southwestern boundary of said 16.039 acre tract of land to a point being North 48 degrees 49 minutes 21 seconds East of the point of beginning; thence South 48 degrees 49 minutes 21 seconds West 193.47 feet to the Point of Beginning.

EXCEPTING AND EXCLUDING the following from the above-described parcels:

A parcel of real estate that is two hundred (200) feet wide (measured from east to west) and fifty (50) feet in depth (measured from north to south) and located in the northeasternmost corner of the above-described parcels.

PARCEL 7:

A 32.00 foot-wide strip of land being a part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana, the centerline of which is described as follows:

Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,091.63 feet along the East line of said Section 1 and along the West line of Section 6, Township 37 North, Range 9 West to a point on a non-tangent curve concave to the northeast, said point being South 38 degrees 59 minutes 01 second West 1,637.02 feet from the radius point of said curve; thence southeasterly 62.23 feet along said curve to its point of tangency, said point of tangency being South 36 degrees 48 minutes 21 seconds West 1,637.02 feet from the radius point of said curve; thence South 53 degrees 11 minutes 39 seconds East 650.47 feet to the point of curvature of a curve to the left, said point of curvature being South 36 degrees 48 minutes 21 seconds West 2,864.79 feet from the radius point of said curve; thence southeasterly 84.09 feet along said curve to its point of tangency, said point of tangency being South 35 degrees 07 minutes 27 seconds West 2,864.79 feet from the radius point of said curve; thence South 54 degrees 52 minutes 33 seconds East 325.80 feet to the point of curvature of a curve to the left, and to the point of beginning of this description, said point of curvature being South 35 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Southeasterly, Easterly, Northeasterly, Northerly, and Northwesterly 142.07 feet along said curve to its point of tangency, said point of tangency being North 67 degrees 07 minutes 27 seconds East 55.00 feet from the radius point of said curve; thence North 22 degrees 52 minutes 33 seconds West 53.74 feet to the point of curvature of a curve to the right, said point of curvature being South 67 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Northwesterly, Northerly and Northeasterly 56.62 feet along said curve to its point of tangency, said point of tangency being North 53 degrees 53 minutes 40 seconds West 55.00 feet from the radius point of said curve; thence North 36 degrees 06 minutes 20 seconds East 270.31 feet to the point of curvature of a curve left, said point of curvature being South 53 degrees 53 minutes 40 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly, and Northwesterly 63.49 feet along said curve to its point of tangency,

Exhibit B - 60

said point of tangency being North 35 degrees 09 minutes 56 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 50 minutes 04 seconds West 117.95 feet to the point of curvature of a curve to the right, said point of curvature being South 35 degrees 09 minutes 56 seconds West 40.00 feet from the radius point of said curve; thence Northwesterly, Northerly, and Northeasterly 60.84 feet along said curve to its point of tangency, said point of tangency being North 57 degrees 40 minutes 52 seconds West 40.00 feet from the radius point of said curve; thence North 32 degrees 19 minutes 08 seconds East 330.68 feet to the point of curvature of a curve to the left, said point of curvature being South 57 degrees 40 minutes 52 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly and Northwesterly 60.76 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 17 minutes 10 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 42 minutes 50 seconds West 227.88 feet to the terminus of this centerline description.

EXCEPTING THEREFROM THE PROPERTY DESCRIBED AS FOLLOWS:

A 32 foot-wide strip of land being a part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana the centerline of which is described as follows:

Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degrees 01 minutes 03 seconds West (assumed bearing) 4,091.63 feet along the East line of said Section 1 and along the West line of Section 6, Township 37 North, Range 9 West to a point on a non-tangent curve concave to the Northeast, said point being South 38 degrees 59 minutes 01 seconds West, 1637.02 feet from the radius point of said curve; thence Southeasterly 62.23 feet along said curve to its point of tangency, said point of tangency being South 36 degrees 43 minutes 21 seconds West, 1637.02 feet from the radius point of said curve; thence South 53 degrees 11 minutes 39 seconds East, 650.47 feet to the point of a curvature of a curve to the left, said point of curvature being South 36 degrees 48 minutes 21 seconds West, 2864.79 feet from the radius point of said curve; thence Southeasterly 84.09 feet along said curve to its point of tangency, said point of tangency being South 35 degrees 07 minutes 27 seconds West 2864.79 feet from the radius point of said curve; thence South 54 degrees 52 minutes 33 seconds East 325.80 feet to the point of curvature of a curve to the left, said point of curvature being South 35 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Southeasterly, Easterly, Northeasterly, Northerly, and Northwesterly 142.07 feet along said curve to its point of tangency, said point of tangency being North 67 degrees 07 minutes 27 seconds East 55.00 feet from the radius point of said curve; thence North 22 degrees 52 minutes 33 seconds West 53.74 feet to the point of curvature of a curve to the right, said point of curvature being South 67 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Northwesterly, Northerly, and Northeasterly 56.62 feet along said curve to its point of tangency, said point of tangency being North 53 degrees 53 minutes 40 seconds West 55.00 feet from the radius point of said curve; thence North 36 degrees 06 minutes 20 seconds East 15.67 feet to the Point of Beginning of this centerline description; thence North 36 degrees 06 minutes 20 seconds East 254.64 feet to the point of curvature of a curve left, said point of curvature being South 53 degrees 53 minutes 40 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly, and Northwesterly 63.49 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 09 minutes 56 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 50 minutes 04 seconds West 117.95 feet to the point of curvature of a curve to the right, said point of curvatures being South 35 degrees 09 minutes 56 seconds West 40.00 feet from the radius point of said curve; thence Northwesterly, Northerly, and Northeasterly 60.84 feet along said curve to its point of tangency, said point of tangencey being North 57 degrees 40 minutes 52 seconds West 40.00 minutes 52 seconds West 40.00 feet from the radius point of said curve; thence North 32 degrees 19 minutes 08 seconds East 330.68 feet to the point of curvature of a curve to the left, said point of curvature being South 57 degrees 40 minutes 52 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly, and Northwesterly 60.76 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 17 minutes 10 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 42 minutes 50 seconds West 227.88 feet to the TERMINUS of this centerline description.

Exhibit B - 61

PARCEL 8:

A part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West, and part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West, more particularly described as follows:

Commencing at the intersection of the East line of said Section 1 and the Northerly line of the Baltimore and Ohio Railroad right-of-way, said point being North 00 degrees 28 minutes 23 seconds East (basis of bearings is Indiana State Plane NAD 83 Grid Bearing-West Zone) 4054.75 feet by direct line from the Southeast corner of said Section 1; thence along the East line of said Section 1 North 00 degrees 27 minutes 13 seconds East 92.96 feet to the point of beginning and a point on the South line of land described in Instrument No. 2000-054153, said point being 40 feet from the Northerly right of way of the Elgin Joliet and Eastern Railroad (the next 4 courses are along the Southerly, Easterly, and Northerly lines of said instrument); (1) thence South 39 degrees 44 minutes 48 seconds East 105.61 feet to a curve having a radius of 2637.78 feet, the radius point of which bears North 50 degrees 15 minutes 13 seconds East; (2) thence Southeasterly along said curve 238.83 feet to a point which bears South 45 degrees 03 minutes 57 seconds West from said radius point, said point being on the Southerly extension of the lakeside face of the sheet piling wall; (3) thence along said wall North 36 degrees 47 minutes 33 seconds East 315.53 feet to a point on the present shoreline of Lake Michigan; (4) thence Northwesterly along the present shoreline of Lake Michigan 462 feet more or less; thence South 38 degrees 37 minutes 30 seconds West 102.49 feet; thence South 73 degrees 07 minutes 56 seconds West 43.25 feet; thence North 51 degrees 22 minutes 29 seconds West 41.88 feet; thence South 47 degrees 41 minutes 38 seconds West 41.79 feet; thence North 42 degrees 09 minutes 44 seconds West 16.98 feet; thence South 51 degrees 16 minutes 43 seconds West 105.38 feet to a point on a non-tangent curve, the radius point of which bears North 48 degrees 44 minutes 26 seconds East, said point also being on the Northerly line of land described in Instrument No. 97014032; thence along said Northerly line and Southeasterly along said curve a distance of 213.39 feet to a point which bears South 43 degrees 21 minutes 29 seconds West from said radius point, and the point of beginning.

PARCEL 9:

A part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West, more particularly described as follows:

Commencing at the intersection of the East line of said Section 1 and the Northerly line of the Baltimore and Ohio Railroad right of way, said point being North 00 degrees 28 minutes 23 seconds East (basis of bearing is Indiana State Plane NAD 83 Grid Bearing—West Zone) 4054.75 feet by direct line from the Southeast corner of said Section 1; thence along the East line of said Section 1 North 00 degrees 27 minutes 13 seconds East 92.96 feet to a point on the North line of land described in Instrument No. 97014032, (the next 3 courses are along the Northerly line of said instrument), said point being on a non-tangent curve, the radius point of which bears North 43 degrees 21 minutes 29 seconds East; (1) thence Northwesterly along said curve a distance of 213.39 feet to a point which bears South 48 degrees 44 minutes 26 seconds West from said radius point, said point also being the Point of Beginning; (2) thence continuing along said curve a distance of 23.47 feet to a point which bears South 49 degrees 19 minutes 57 seconds East from said radius point; (3) thence North 40 degrees 40 minutes 03 seconds West 105.47 feet; thence North 48 degrees 34 minutes 46 seconds East 147.21 feet; thence South 22 degrees 59 minutes 46 seconds East 57.77 feet; thence South 51 degrees 22 minutes 29 seconds East 96.88 feet; thence South 47 degrees 41 minutes 38 seconds West 41.79 feet; thence North 42 degrees 09 minutes 44 seconds West 16.98 feet; thence South 51 degrees 16 minutes 43 seconds West 105.38 feet; to the Point of Beginning.

Exhibit B - 62

Horseshoe Hammond - Waterworks

PARCEL 4: (1001 Calumet Avenue)

A 32.00 foot-wide strip of land being a part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana, the centerline of which is described as follows:

Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,091.63 feet along the East line of said Section 1 and along the West line of Section 6, Township 37 North, Range 9 West to a point on a non-tangent curve concave to the northeast, said point being South 38 degrees 59 minutes 01 second West 1,637.02 feet from the radius point of said curve; thence southeasterly 62.23 feet along said curve to its point of tangency, said point of tangency being South 36 degrees 48 minutes 21 seconds West 1,637.02 feet from the radius point of said curve; thence South 53 degrees 11 minutes 39 seconds East 650.47 feet to the point of curvature of a curve to the left, said point of curvature being South 36 degrees 48 minutes 21 seconds West 2,864.79 feet from the radius point of said curve; thence southeasterly 84.09 feet along said curve to its point of tangency, said point of tangency being South 35 degrees 07 minutes 27 seconds West 2,864.79 feet from the radius point of said curve; thence South 54 degrees 52 minutes 33 seconds East 325.80 feet to the point of curvature of a curve to the left, said point of curvature being South 35 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Southeasterly, Easterly, Northeasterly, Northerly, and Northwesterly 142.07 feet along said curve to its point of tangency being North 67 degrees 07 minutes 27 seconds East 55.00 feet from the radius point of said curve; thence North 22 degrees 52 minutes 33 seconds West 53.74 feet to the point of curvature of a curve to the right, said point of curvature being South 67 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Northwesterly, Northerly and Northeasterly 56.62 feet along said curve to its point of tangency, said point of tangency being North 53 degrees 53 minutes 40 seconds West 55.00 feet from the radius point of said curve; thence North 36 degrees 06 minutes 20 seconds East 15.67 feet to the POINT OF BEGINNING of this centerline description; thence North 36 degrees 06 minutes 20 seconds East 254.64 feet to the point of curvature of a curve left, said point of curvature being South 53 degrees 53 minutes 40 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly, and Northwesterly 63.49 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 09 minutes 56 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 50 minutes 04 seconds West 117.95 feet to the point of curvature of a curve to the right, said point of curvature being South 35 degrees 09 minutes 56 seconds West 40.00 feet from the radius point of said curve; thence Northwesterly, Northerly, and Northeasterly 60.84 feet along said curve to its point of tangency, said point of tangency being North 57 degrees 40 minutes 52 seconds West 40.00 feet from the radius point of said curve; thence North 32 degrees 19 minutes 08 seconds East 330.68 feet to the point of curvature of a curve to the left, said point of curvature being South 57 degrees 40 minutes 52 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly and Northwesterly 60.76 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 17 minutes 10 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 42 minutes 50 seconds West 227.88 feet to the terminus of this centerline description.

Horseshoe - Bossier City

TRACT 1:

PROPERTY A - (APN: 130257)

Exhibit B - 63

Lots 1-7, 50-87, 96-97 and a portion of Rush Street and Ogilvie Street and the alley adjacent to Lots 1-7 and Lots 81-85 and the South Half (S/2) of the alley adjacent to Lots 86 and 87 (previously closed by Ordinance No. 499 of 1952) and the alley adjacent to Lots 70-79 and Lots 61-69 and the alley adjacent to Lots 53-59 and Lots 50 and 96 and the alley adjacent to Lots 50-52 and Lots 96 and 97, all in the Corrected Map of East Shreveport Subdivision, Bossier City, Bossier Parish, Louisiana, as per plat recorded in Book 60, Page 17 of the Records of Bossier Parish, Louisiana, being more fully described as follows:

Tract A-1

Commencing at the Southwest corner of Lot 81, of said Corrected Map of East Shreveport Subdivision, run thence North 50 degrees 18 minutes 20 seconds West a distance of 221.07 feet; Run thence North 30 degrees 09 minutes 42 seconds West a distance of 49.23 feet to a point on the southerly right of way line of Coleman Street; Run thence along said southerly right of way line North 50 degrees 18 minutes 57 seconds East a distance of 280.80 feet; Thence leaving said southerly right of way run South 29 degrees 55 minutes 58 seconds East a distance of 135.05 feet to a point on the centerline of the aforementioned closed alley; Run thence along said centerline North 50 degrees 20 minutes 35 seconds East a distance of 79.96 feet; Thence leaving said centerline run South 29 degrees 54 minutes 27 seconds East a distance of 135.07 feet to a point on the northerly right of way line of Rush Street; Run thence South 30 degrees 07 minutes 34 seconds East a distance of 39.53 feet to a point on the southerly right of way line of Rush Street; Run thence along said southerly right-of-way line North 50 degrees 33 minutes 06 seconds East a distance of 160.01 feet to a point on the westerly right of way line of Homer Street; Run thence along said westerly right of way line South 30 degrees 09 minutes 44 seconds East a distance of 543.12 feet; Thence leaving said westerly right of way line run South 54 degrees 21 minutes 33 seconds West a distance of 241.79 feet; Run thence North 50 degrees 18 minutes 20 seconds West a distance of 568.37 feet to the Point of Beginning of tract; containing 6.0655 acres, more or less,

Tract A-2

and a tract of land located in Sections 29, 30 and 32, Township 18 North, Range 13 West, Bossier City, Bossier Parish, Louisiana, being more fully described as follows: Commencing at the Southwest corner of Lot 81 of the Corrected Map of East Shreveport Subdivision, as recorded in Book 60, Page 17 of the Records of Bossier Parish, Louisiana, Run thence along the line which is an extension of the northerly right of way line of Rush Street, South 50 degrees 23 minutes 52 seconds West a distance of 46.12 feet to a point on the westerly toe of the Levee, said point being the Point of Beginning of tract herein described: Run thence along said toe South 50 degrees 18 minutes 57 seconds East a distance of 555.42 feet to a point on the northerly right of way line of the East approach to the Traffic Street Bridge as recorded in Book 35, Page 169 of the Records of Bossier Parish, Louisiana; Run thence along said northerly right of way line South 49 degrees 05 minutes 52 seconds West a distance of 563.81 feet to a point on the easterly high bank of Red River; Run thence along said high bank the following courses and distances: North 24 degrees 04 minutes 48 seconds West a distance of 121.67 feet; North 21 degrees 19 minutes 14 seconds West a distance of 100.63 feet; North 17 degrees 23 minutes 06 seconds East a distance of 22.62 feet; North 30 degrees 18 minutes 13 seconds West a distance of 79.82 feet; North 31 degrees 18 minutes 23 seconds East a distance of 53.18 feet; North 07 degrees 10 minutes 06 seconds West a distance of 55.98 feet; North 48 degrees 13 minutes 12 seconds West a distance of 59.33 feet; North 32 degrees 31 minutes 48 seconds West a distance of 29.84 feet; North 29 degrees 01 minutes 28 seconds West a distance of 84.63 feet; North 21 degrees 46 minutes 43 seconds West a distance of 132.95 feet; North 33 degrees 59 minutes 55 seconds West a distance of 177.79 feet and South 83 degrees 49 minutes 09 seconds West a distance of 36.32 feet to a point on the southerly right of way line of Illinois Central Railroad; Run thence along said southerly right of way line North 50 degrees 25 minutes 33 seconds East a distance of 188.40 feet to a point on the westerly toe of Levee; Run thence along said toe South 50 degrees 18 minutes 57 seconds East a distance of 310.29 feet to the Point of Beginning of the tract, containing 6.6100 acres, more or less.

Exhibit B - 64

PROPERTY B (APN: 130257)

Lots 8, 9, 10, 11, 12, 13, 88, 89, 90, 91 and a portion of Rush Street adjacent to Lots 70 through 73 and Lots 88 through 91, (abandoned per Ordinance 94 of 1995) all in Corrected Map of East Shreveport Subdivision, as per plat recorded in Book 60, Page 17, Bossier City, Bossier Parish, Louisiana, and the North Half (S/2) of the alley adjacent to Lots 8 and 9 (previously closed by Ordinance No. 499 of 1952) and a portion of the alley adjacent to and between Lots 10-13 and Lots 88-91 (previously closed by Ordinance No. 499 of 1952) and Lots 126, 127, 128, 129, 130, 131, 132, 133, 134 and Lot 138, less and except the portion thereof conveyed to the City of Bossier City for a road, as recorded under Registry Number 613394 of the Conveyance Records of Bossier Parish, Louisiana, and the West Half (W/2) of the alley adjacent to Lots 127, 128, 129, 130, and 131 closed per Ordinance 78 of 1981, and a portion of the west half of the aforesaid closed alley adjacent to Lot 132 described as starting from the centerline of the alley on an angle S00°37“55“W from the SW corner of Lot 401 (on the Corrected Map of East Shreveport Subd Book 60 page 15) to a point on Lot 132, and the right of way of Coleman Street north of and adjacent to Lots 126, 127 and north of and adjacent to the abandoned alley between Lots 127 and 403 (abandoned per Ordinance 78 of 1981), and Lots 42 and 43 and a portion of Lot 44 and a portion of Lots 40 and 41 and Lots 30, 32, 33, 34, 29; and

The South 25 feet of Lot 392, Lots 393, 394, 395, all lots being located in Corrected Map of East Shreveport Subdivision, Bossier City, Bossier Parish, Louisiana, as per plat recorded in Book 60, Page 17, and the West Half (W/2) of Ruston Street adjacent to said Lots (abandoned per Ordinance 41 of 2003) of the Records of Bossier Parish, Louisiana.

LESS AND EXCEPT a tract of land identified as Parcel 1-15 of the Traffic Street Widening Project and being a portion of Lot 138, East Shreveport Subdivision, as recorded in Book 60, Page 17, Bossier Parish, Louisiana. Being more particularly described as follows: From the point of intersection of the north right-of-way line of Ogilvie Street and the east line of Lot 138, East Shreveport Subdivision, as recorded in Book 60, Page 17, Bossier Parish, Louisiana, run South 59°52’37” West, a distance of 57.54 feet, to the Point of Beginning of the tract herein described; run thence South 59°52’37” West, a distance of 27.19 feet; run thence North 30°07’00” West, a distance of 3.78 feet; South 59°52’37” West, a distance of 9.76 feet; run thence North 77°33’00” West, a distance of 24.67 feet; run thence North 34°56’15” West, a distance of 19.60 feet; run thence North 59°52’39” East, along said south right-of-way line, a distance of 56.80 feet, to the point of curvature of a curve to the right having the following data: Delta = 0°35’13”, Radius = 3,904.00 feet and Tangent = 20.00 feet; run thence in a Southeasterly direction, along said curve, a distance of 40.00 feet, to the Point of Beginning, containing 0.045 acres (1,965.754 square feet), more or less, as calculated by the above courses and distances.

LESS AND EXCEPT a tract of land identified as Parcel 1-18 of the Traffic Street Widening Project and being a portion of Lots 126 thru 134, both inclusive and the south half of closed Coleman Street, East Shreveport Subdivision, as recorded in Book 60, Page 17, Bossier Parish, Louisiana. Being more particularly described as follows: From the point of intersection of the east right-of-way line of Traffic Street and the south line of Lot 134, East Shreveport Subdivision, as recorded in Book 60, Page 17, Bossier Parish, Louisiana, said point and corner also being the Point of Beginning of the tract herein described, run North 30°10’57” West, along said east right-of-way line, a distance of 29.66 feet; run thence North 59°49’03” East, a distance of 15.08 feet; run thence North 27°08’04” West, a distance of 10.34 feet; run thence North 30°28’13” West, a distance of 290.14, to the point of curvature of a curve to the right having the following data: Delta = 2°52’56”, Radius = 1,106.28 feet and Tangent = 27.83 feet; run thence in a Northwesterly direction, along said curve, a distance of 55.65 feet, to the point of intersection the centerline of closed Coleman Street; run thence South 89°45’35” East, a distance of 73.90 feet; run thence South 13°32’59” East, a distance of 57.35 feet; run thence South 27°41’12” East, a distance of 153.55 feet, to the point of curvature of a curve to the right having the following data: Delta = 2°03’25”, Radius = 3,904.00

Exhibit B - 65

feet and Tangent = 70.08 feet; run thence in a Southeasterly direction along said curve, a distance of 140.15 feet, to the point of intersection with the common line between Lots 134 and 135, of said East Shreveport Subdivision; run thence South 59°52’37” West, a distance of 65.59 feet, to the Point of Beginning, containing 0.429 acres (18,704.763 square feet), more or less, as calculated by the above courses and distances.

PROPERTY C - (APN: 130257)

A tract of land located in Section 29, Township 18 North, Range 13 West, Bossier City, Bossier Parish, Louisiana, being more fully described as follows: Commencing at the Southwest corner of Lot 81, of the Corrected Map of East Shreveport subdivision, as recorded in Book 60, Page 17 of the Records of Bossier Parish, Louisiana; Run thence South 50 degrees 18 minutes 20 seconds East a distance of 568.37 feet; Run thence South 65 degrees 08 minutes 10 seconds West a distance of 50.08 feet; Run thence North 50 degrees 18 minutes 57 seconds West a distance of 865.71 feet to a point on the southerly right of way line of the Kansas City Southern Railway; Run thence along said southerly right of way line North 50 degrees 25 minutes 33 seconds East a distance of 46.18 feet; Thence leaving said southerly right of way line run South 50 degrees 18 minutes 20 seconds East a distance of 310.25 feet to the Point of Beginning of tract, containing 0.907 acres, more or less.

PROPERTY “J” - (APN: 181331012005900 (Caddo Parish) & 124242 (Bossier Parish))

A tract of land situated in the North Half of the Northwest Quarter of Section 32, Township; 18 North, Range 13 West, Bossier and/or Caddo Parish, Louisiana, described as follows:

Begin at an iron pipe marking the extreme Northeast Corner of the tract herein described which iron pipe is 154.27 feet East of the Northeast Corner of that certain parcel of land sold to Albert L. Wilson, as per deed filed and recorded in Conveyance Vol. 72, Page 97 of the Records of Bossier Parish, Louisiana, thence South 14 degrees 58 minutes West 136.27 feet to an iron pipe for corner; thence South 0 degrees 58 minutes East 94.5 feet to an iron bar for corner; thence South 57 degrees 05 minutes East 395 feet to an iron pipe set flush with the surface for a corner, the extreme East Corner of the tract herein described; thence South 23 degrees 05 minutes West 329.35 feet to an iron pipe on the high bank of Red River for a corner; thence North 74 degrees 57 minutes West along said high bank of Red River 761.2 feet to a point; thence North 73 degrees 27 minutes West along said high bank 253.1 feet to a point; thence North 17 degrees 28 minutes West 96.8 feet to a point in that tract or parcel of land sold by J.E. Reynolds, et al, to the City of Shreveport and Parish of Bossier, as per deed filed and recorded in Conveyance Vol. 35, Page 169 of the Records of Bossier Parish; thence along the traverse of said parcel of land North 60 degrees 32 minutes East 56 feet; thence North 45 degrees 02 minutes East 169 feet; thence North 1 degree 32 minutes East to the South line of tract sold by H.H. Allen to Mrs. Myrtle Bufkin, et al, as per deed filed and recorded on October 8, 1935, in Conveyance Vol. 121, Page 81 of the Records of Bossier Parish, Louisiana; thence East on said South line to the Southeast corner of the tract of land sold by J.E. Reynolds, et al to Albert L. Wilson, as per deed recorded in Conveyance Vol. 73, Page 268 of the Records of Bossier Parish, Louisiana; thence continue East along the South line of said Wilson tract 308.8 feet to the Southeast Corner of said Wilson tract; thence in a Northeasterly direction along the Southeast line of a tract sold by J.M. Cook, et al to Mrs. Annie M. Bufkin, et al, described in deed recorded in Conveyance Vol. 114, Page 565 of the Records of Bossier Parish, Louisiana, to the Southeast Corner of said tract; thence North along the East line of said tract a distance of 121 feet to the Northeast Corner of said Bufkin tract; thence East on the section line between Sections 32 and 29 to an iron pipe marking the extreme Northeast Corner herein described and being the point of beginning and containing 10.96 acres, more or less, and known as Riverside Lodge, together with all accretion and batture lying between the above described tract and the Red River, the Red River being the westerly boundary of the above described tract.

Exhibit B - 66

(Being a portion of the same property acquired by First National Bank as Trustee of Maxine Hart, et al, by a Deed of Trust from the Estate of Max W. Hart, dated May 21, 1956, and recorded October 2, 1956, Book 268, Page 92 of the Conveyance Records of Bossier Parish, Louisiana.)

LESS AND EXCEPT:

A certain tract or parcel of ground, together with all the improvements thereon and all rights, ways, privileges and servitudes thereunto belonging or in anywise appertaining, being situated in the fractional North Half of the Northwest Quarter of Section 32, Township 18 North, Range 13 West, Bossier City, Bossier Parish, Louisiana, the boundary lines of which tract is more particularly described as follows, to-wit:

Beginning at an iron pin on the Northeast corner of said property; said pin being 12 feet West of the right of way line of Riverside Drive; run thence South 15 degrees 33 minutes 58 seconds West 134.68 feet (136.27 feet recorded); thence South 0 degrees 21 minutes 11 seconds East 93.39 feet (94.5 feet recorded); thence South 57 degrees 04 minutes 56 seconds East 248.70 feet to a point and corner; thence South 32 degrees 16 minutes 57 seconds West 388.96 feet to a point and corner; thence North 74 degrees 56 minutes 56 seconds West 484.20 feet; thence North 36 degrees 39 minutes 21 seconds West 401.27 feet to an iron pin; thence North 2 degrees 20 minutes 06 seconds East 38.82 feet to a point and corner; thence South 89 degrees 22 minutes 09 seconds East a distance of 583.33 feet to a point and corner; thence North 44 degrees 25 minutes 46 seconds East 121.60 feet; thence North 0 degrees 24 minutes 31 seconds East 121 feet to a point and corner; thence South 89 degrees 24 minutes 54 seconds East 70.83 feet to the point of beginning and containing 6.995 acres, identified as Parcel No. D-2-2 shown on property survey map for the Shreveport-Fillmore Expressway, State Project No. 451-02-01, Federal Aid Interstate Project No. 1-20-1(15)19, Bossier Parish, prepared by John D. Wilkinson, II, Registered Surveyor, dated February 25, 1960, said map being filed in the office of the Department of Highways in the City of Baton Rouge, Louisiana.

This has also been described as:

11.5 acres, more or less, in Section 32, Township 18 North, Range 13 West, Bossier and/or Caddo Parishes, Louisiana, more fully described as follows: From the Southwest Corner of Lot 34, Cook Subdivision of Bossier City, Bossier Parish, Louisiana, as recorded in Book 141, at Page 11 of the Records of Bossier Parish, Louisiana, and the point of beginning; run thence South 56 degrees 31 minutes 59 seconds East, 44.48 feet, run thence South 23 degrees 11 minutes 32 seconds West, 897.15 feet to a set 1” X 3’ iron pipe, continue thence South 23 degrees 11 minutes 32 seconds West, 70.0 feet to the high bank of Red River, run thence northwesterly along the high bank of Red River, 1184 feet more or less, run thence North 16 degrees 46 minutes 09 seconds West, 30.0 feet to a set 1” X 3’ iron pipe in the southeasterly line of that property conveyed by Reynolds to the City of Shreveport and the Parish of Bossier as recorded in Book 35 at Page 169 of the Records of Bossier Parish, Louisiana; run thence along said southeasterly line, North 61 degrees 13 minutes 52 seconds East, 56.0 feet to a set 1” X 3’ iron pipe, run thence North 45 degrees 43 minutes 52 seconds East 169.0 feet to a set 1” X 3’ iron pipe, run thence North 2 degrees 13 minutes 52 seconds East, 61.18 feet to a LDH (Louisiana Department of Highways) concrete monument, and the southerly right-of-way of I-20 (Interstate Highway 20), run thence along said right-of-way South 36 degrees 45 minutes 35 seconds East, 401.40 feet, South 74 degrees 57 minutes 34 seconds East, 484.74 feet, North 32 degrees 16 minutes 57 seconds East, 390.49 feet, and South 56 degrees 31 minutes 59 seconds East, 101.44 feet to the southwest corner of said Lot 34 and the point of beginning, together with all accretion and batture lying between the above described tract and the Red River, the Red River being the westerly boundary of the above described tract.

Exhibit B - 67

All as shown in Cash Sale Deed by Max W. Hart, Jr. to Bossier City Land Corporation dated January 14, 1997 recorded January 30, 1997 under Registry No. 629452 of the Conveyance Records of Bossier Parish, Louisiana.

PROPERTY “K” - (APN: 124241)

One certain tract or parcel of land, together with all the improvements situated thereon and all of the rights, ways, servitudes, privileges and advantages thereunto belonging or in anywise appertaining, situated in Section 32, Township 18 North, Range 13 West, Northwest Land District, Bossier Parish, Louisiana, identified as Parcels 1, 2, & 3, on the updated survey of State Project No. ###-##-####, Shreveport-Fillmore Expressway, Route I-20, Bossier Parish, Louisiana prepared by George D. Sullivan, Registered Professional Land Surveyor, dated November 25, 1996, which property is more particularly described as follows:

PARCEL NO. 1

Proceeding from the Department of Transportation and Development concrete monument located along the control of access line of Riverside Drive, thence North 25 degrees 17 minutes 59 seconds West a distance of 69.74 feet to the point of beginning; thence continuing North 25 degrees 17 minutes 59 seconds West a distance of 228.61 feet to a point and corner; thence proceed along the arc of a curve having a radius of 207.56 feet (the chord of which bears South 48 degrees 19 minutes 24 seconds East a distance of 205.45 feet, a distance of 207.56 feet to a point and corner; thence proceed South 38 degrees 30 minutes 26 seconds West a distance of 89.55 feet to the point of beginning and containing a net area of 7,431.51 square feet.

PARCEL NO. 2

Proceeding from the concrete Department of Transportation and Development marker along the control of access of Riverside Drive, thence North 25 degrees 17 minutes 59 seconds West a distance of 36.31 feet to the point of beginning; proceed North 25 degrees 17 minutes 59 seconds West a distance of 33.43 feet to a point and corner; thence proceed North 38 degrees 30 minutes 26 seconds East a distance of 89.55 feet to a point and corner; thence proceed along the arc of a curve having a radius of 419.78 feet, (the chord of which bears South 64 degrees 35 minutes 27 seconds East a distance of 30.80 feet), a distance of 30.82 feet to a point and corner; thence proceed South 38 degrees 30 minutes 26 seconds West a distance of 111.29 feet to the point of beginning and containing a net area of 3,012.57 square feet.

PARCEL NO. 3

Beginning at the Department of Transportation and Development concrete monument along the control of access line of Riverside Drive, thence proceed North 25 degrees 17 minutes 59 seconds West a distance of 36.31 feet to a point and corner; thence proceed North 38 degrees 30 minutes 26 seconds East a distance of 111.29 feet to a point and corner; thence proceed along the arc of a curve having a radius of 419.78 feet (the Chord of which bears South 74 degrees 32 minutes 16 seconds East 114.79 feet), a distance of 114.95 feet to a point and corner; thence proceed South 28 degrees 45 minutes 53 seconds West a distance of 166.04 feet to a point and corner; thence proceed North 56 degrees 19 minutes 11 seconds West a distance of 101.32 feet to the point of beginning and containing a net area of 17,335.88 square feet.

PROPERTY “L” - (APN: 124243)

3.89 acres of land in the Northwest Quarter (NW /4) of Section 32, Township 18 North, Range 13 West, beginning on a point on Section line between Sections 29 and 32, Township 18 North, Range 13 West, 582.55 feet East of the Southwest corner of Section 29, this point is also 75 feet Northwest from and at

Exhibit B - 68

right angles to the centerline of the new traffic bridge over Red River, thence South 49 degrees 27 minutes West 268.2 feet parallel with the centerline of said bridge, thence South 40 degrees 33 minutes East 201.2 feet; thence South 70 degrees 58 minutes East 264 feet; thence North 60 degrees 32 minutes East 100 feet, thence North 45 degrees 02 minutes East 169 feet; thence North 01 degrees 32 minutes East 110 feet; thence North 68 degrees 28 minutes West 68 feet; thence North 11 degrees 20 minutes West 112 feet to the Section line; thence West along Section 300.9 feet to place of beginning; and a strip containing .30 of an acre of land in the Southwest Quarter of the Southwest Quarter (SW/4 of SW/4) of Section 29, Township 18 North, Range 13 West, more particularly described as follows: Beginning at a point on the Section line between Sections 29 and 32, Township 18 North, Range 13 West, 582.55 feet East of the southwest corner of Section 29, this point is also 75 feet Northwest from and at right angles to the centerline of the new traffic bridge over Red River; run thence North 49 degrees 27 minutes East parallel to the said bridge 93.8 feet; thence South 83 degrees 18 minutes East 224 feet; thence South 11 degrees 33 minutes East 35.6 feet to Section line; thence West along Section line 300.9 feet to place of beginning. Said property being located in Bossier Parish, Louisiana.

PROPERTY “M” - (APN: 130783)

LOTS THREE HUNDRED NINETY-SIX (396), THREE HUNDRED NINETY-SEVEN (397), THREE HUNDRED NINETY-EIGHT (398) AND THREE HUNDRED NINETY NINE (399), CORRECTED MAP OF EAST SHREVEPORT, a subdivision in the City of Bossier City, Bossier Parish, Louisiana, as per plat recorded in Book 60, Page 17, and the West Half (W/2) of Ruston Street adjacent to said Lots (abandoned per Ordinance 41 of 2003) of the Conveyance Records of Bossier Parish, Louisiana.

PROPERTY “N” - (APN: 124924)

Lots 380, 381, 382, 383, 384, 385, 386, 387 and 388 of the Corrected Map of East Shreveport, a subdivision of the City of Bossier City, per plat Book 60, page 17, and the East Half (E/2) of Ruston Street adjacent to said Lots (abandoned per Ordinance 41 of 2003) of the Conveyance Records of Bossier Parish, Louisiana.

PROPERTY “JJ” - (APN: 129621)

Lots 401, 403, East Shreveport Subdivision, a subdivision in Bossier City, Bossier Parish, Louisiana, as per plat recorded in Conveyance Book 60, page 17 of the Records of Bossier Parish, Louisiana, and the right of way of Coleman Street north of and adjacent to said lots closed by Ordinance No. 78 of 1981 and the East half of the alley closed by Ordinance No. 78 of 1981, and less that certain tract of land more fully described in Conveyance Book 936, page 566 of the Records of Bossier Parish, Louisiana.

PROPERTY “P2” a/k/a “KK” - (APN: 148923)

Lot Three Hundred Ninety One (391) and the north fifteen feet of Lot Three Hundred Ninety Two (392), of corrected map of East Shreveport Subdivision, a subdivision in the City of Bossier City, Bossier Parish, Louisiana, as per plat thereof recorded in Book 60, Page 17, and the West Half (W/2) of Ruston Street adjacent to said Lots (abandoned per Ordinance 41 of 2003) of the official Conveyance Records of Bossier Parish, Louisiana.

Exhibit B - 69

PROPERTY “P1” a/k/a “LL” - (APN: 122787)

Tract P1-A

LOT THIRTY ONE (31), of EAST SHREVEPORT SUBDIVISION, a subdivision in the City of Bossier City, Bossier Parish, Louisiana, as per plat thereof recorded in Book 60, Page 17 of the official Conveyance Records of Bossier Parish, Louisiana,

LESS AND EXCEPT Parcel 1-3 described as follows:

A tract of land identified as Parcel 1-3 of the Traffic Street Widening Project and being a portion of Lot 31, East Shreveport Subdivision, as recorded in Book 60, Page 17, Bossier Parish, Louisiana, being more particularly described as follows:

From the point of intersection of the south right-of-way line of Ogilvie Street and the West right-of-way line of Traffic Street, East Shreveport Subdivision, as recorded in Book 60, Page 17, Bossier Parish, Louisiana; said point and corner also being the Point of Beginning of the tract herein described, run South 30°25’23” East, along the west right-of-way line of said Traffic Street, a distance of 40.00 feet, to the point of intersection with the lot line common to Lots 31 and 32, of said East Shreveport Subdivision; run thence South 50°31’32” West, along said common lot line, a distance of 40.35 feet; run thence North 30°43’12” West, a distance of 39.96 feet, to the point of intersection with the south right-of-way line of said Ogilvie Street; run thence North 50°31’13” East, along said right-of-way line, a distance of 40.56 feet, to the Point of Beginning. Containing 0.037 acres (1598.0021 square feet), more or less.

and

Tract P1-B aka “MM” - (APN: 161535)

A tract of land, being a portion of Parcel 1-3, as recorded under Instrument Number 794628, records of Bossier Parish, Louisiana. Being more particularly described as follows:

From the point of intersection of the south right-of-way line of Ogilvie Street and the West right-of-way line of Traffic Street, East Shreveport Subdivision, as recorded in Book 60, Page 17, Bossier Parish, Louisiana; run South 30°25’23” East, along the west right-of-way line of said Traffic Street, a distance of 35.16 feet, to the Point of Beginning of the tract herein described, run South 30°25’23” East, a distance of 4.84 feet, to the point of intersection with the lot line common to Lots 31 and 32, of said East Shreveport Subdivision; run thence South 5°31’32” West, along said common lot line, a distance of 40.35 feet; run thence North 30°43’12” West, a distance of 39.96 feet, to the point of intersection with the south right-of-way line of said Ogilvie Street; run thence North 50°31’13” East, along said right-of-way line, a distance of 5.40 feet, to the point of curvature of a curve to the right having the following data: Delta = 99°03’24”, Radius = 30.00 feet and Tangent = 35.16 feet; run thence in a Southeasterly direction along said curve, a distance of 51.87 feet, to the Point of Beginning. Containing 0.0303 acres (1321.171 square feet), more or less.

Horseshoe Bossier - Water Bottom

TRACT 3: (APN: N/A)

PROPERTY “Z”

Fee Simple: State of Louisiana, State Land Office

Leasehold: Horseshoe Entertainment

Exhibit B - 70

That certain leasehold estate created by the Lease affecting the following described property:

A tract of land located adjacent to Section 29, 30 and 32, Township 18 North, Range 13 West, Bossier City, Bossier Parish, Louisiana, being more fully described as follows:

Commencing at the Southwest corner of Lot 81, of the Corrected Map of East Shreveport Subdivision, as recorded in Book 60, page 17 of the Records of Bossier Parish, Louisiana; run thence along the line which is an extension of the Northerly right of way line of Rush Street South 50°23’52” West a distance of 46.12 feet to a point on the Westerly toe of the Levee; run thence along said toe South 50°18’57” East a distance of 555.42 feet to a point on the Northerly right of way line of the East approach to the Traffic Street Bridge as recorded in Book 35, page 169 of the Records of Bossier Parish, Louisiana; run thence along said Northerly right of way line South 49°05’52” West a distance of 563.81 feet to a point on the Easterly Bank of Red River; run thence along said bank the following courses and distances: North 24°04’48” West a distance of 121.67 feet; North 21°19’14” West a distance of 100.63 feet; North 17°23’06” East a distance of 22.62 feet; thence leaving said bank run South 62°39’42” West a distance of 65.10 feet more or less to the mean low water level of Red River, SAID POINT BEING THE POINT OF BEGINNING of tract herein described:

Continue thence South 62°39’42” West a distance of 163.93 feet into Red River; run thence North 27°49’38” West a distance of 400.00 feet; run thence North 62°39’42” East a distance of 193.18 feet more or less to the mean low water level of the River; run thence with the mean low water level South 27°20’18” East a distance of 370.60 feet more or less and South 13°58’04” West a distance of 39.13 feet more or less to the Point of Beginning of tract, containing 1.75 acres, more or less.

Horseshoe Bossier - Bonomo

TRACT 2: (APN: 124188)

Fee Simple:    Bonomo Investment Company, LLC & except as to the West 30 feet of the East 40 feet of Lot 41 which is vested in Johnny Bonomo, Jr. and Mary Cordaro Bonomo

Leasehold:    Horseshoe Entertainment

Lease affecting Lots 37, 38, 39, and the East 55 feet of Lot 40, and the East 40 feet of Lot 41, Corrected Map of East Shreveport, a subdivision of the City of Bossier City, as per plat recorded in Book 60, page 17 of the Conveyance Records of Bossier Parish, Louisiana.

Harrah’s Bossier City (Louisiana Downs)

TRACT 1: (APN: 132366 & 103349)

A tract of land located in Section 17, Township 18 North, Range 12 West, Bossier Parish, Louisiana being more particularly described as follows:

From the common corner of Section 16, 17, 20 and 21 run North 0 degrees 30 minutes 45 seconds East along the line common to Section 16 and 17, a distance of 353.32 feet to the point of intersection with the North right-of-way line of Interstate 20 and being the point of beginning of the tract herein described; said point being in a curve to the left; thence traversing said North right-of-way line of Interstate 20 and Interstate 220, run Southwesterly along said curve to the left a distance of 314.50 feet; run thence South 85 degrees 15 minutes 03 seconds West a distance of 1,050.43 feet; run thence South 79 degrees 42 minutes 56 seconds West a distance of 768.32 feet; run thence North 74 degrees 04 minutes 50 seconds West, a distance of 940.76 feet; run thence North 57 degrees 02 minutes 52 seconds West a distance of 469.84 feet; run thence North 42 degrees 10 minutes 16 seconds West a distance of 438.63 feet; run thence North 17 degrees 58

Exhibit B - 71

minutes 00 seconds West a distance of 1,430.52 feet to the point of intersection with the South right-of-way line of U.S. Highway No. 80; run thence North 47 degrees 16 minutes 27 seconds East, along said South right-of-way line of U.S. Highway 80, a distance of 1,098.28 feet; run thence North 52 degrees 59 minutes 27 seconds East a distance of 502.49 feet; run thence North 47 degrees 16 minutes 26 seconds East, a distance of 200 feet; run thence North 41 degrees 33 minutes 26 seconds East, a distance of 502.49 feet; run thence North 47 degrees 16 minutes 27 seconds East, a distance of 188.77 feet; run thence South 89 degrees 44 minutes 13 seconds East, a distance of 2,358.28 feet to the point of intersection with the East line of Section 17; run thence South 0 degrees 30 minutes 45 seconds West, along said East line of Section 17 a distance of 3,632.31 feet to the Point of Beginning.

LESS AND EXCEPT: (PART OF MOBILE HOME PARK)

A tract of land located in Section 17, Township 18 North, Range 12 West, Bossier Parish, Louisiana, from the corner common to Sections 16, 17, 20 and 21, run North 00 degrees 31 minutes 49 seconds East, along the line common to Sections 16 and 17, 2927.98 feet to the point of beginning of the tract herein to be described; thence North 27 degrees 15 minutes 19 seconds West 165.78 feet to a point; thence North 34 degrees 13 minutes 09 seconds West, 140.00 feet to a point; thence North 42 degrees 43 minutes 09 seconds West, 310.00 feet to a point; thence North 50 degrees 43 minutes 09 seconds West, 320.00 feet to a point; thence North 20 degrees 43 minutes 09 seconds West, 170.00 feet to a point; thence North 43 degrees 39 minutes 18 seconds West, 300.35 feet to a point; thence South 89 degrees 41 minutes 17 seconds East, 890.00 feet to intersect the East line of said Section 17; thence South 00 degrees 31 minutes 49 seconds West, along said East line of Section 17, 1065.00 feet to the Point of Beginning.

ALSO LESS AND EXCEPT: (SPRINGHILL)

A tract of land located in Section 17, Township 18 North, Range 12 West, Bossier City, Bossier Parish, Louisiana, being more fully described as follows:

Beginning at the common corner of Sections 16, 17, 20 and 21, Township 18 North, Range 12 West, Bossier Parish, Louisiana; run thence along the east line of said Section 17 North 00°30’45” East a distance of 3,985.63 feet; thence leaving said east line run North 89°44’13” West a distance of 2,358.28 feet to a point on the southerly right of way line of U.S. Highway 80; run thence along said southerly right of way line the following courses and distances; South 47°16’27” West a distance of 188.77 feet; South 41°33’26” West a distance of 502.49 feet; South 47°16’26” West a distance of 200.00 feet and South 52°59’27” West a distance of 164.19 feet to the Point of Beginning of tract herein described; thence leaving said southerly right of way line run South 42°43’33” East a distance of 641.10 feet to the point of curvature of curve to the right (said curve having a radius of 257.17 feet and a chord bearing South 37°58’07” West a distance of 71.64 feet); run thence along said curve an arc distance of 71.87 feet; run thence South 47°07’26” West a distance of 98.50 feet; run thence South 33°24’12” West a distance of 89.47 feet; run thence North 42°42’05” West a distance of 699.99 feet to a point on the southerly right of way line of U.S. Highway 80; run thence along said southerly right of way line North 52°59’27” East a distance of 257.03 feet to the Point of Beginning.

The foregoing property is identified as Lot 1, Springhill Suites by Marriott Project Site, a subdivision of Bossier City, Bossier Parish, Louisiana, as per plat thereof recorded on November 21, 2006 in the Conveyance Records of Bossier Parish, Louisiana, in Book 1364, page 66 under Registry No. 882654.

ALSO LESS AND EXCEPT: (NTP PROPERTIESS, LLC/COMFORT SUITES INN)

Two tracts of land located in Section 17, Township 18 North, Range 12 West, Bossier Parish, Louisiana, being more particularly described as Lot 1 and Lot 2 as shown on Plat titled Panache Subdivision Unit No. 2 filed December 22, 2009 in Book 1364, Page 513, Instrument No. 983301 in the Conveyance Records of Bossier Parish, Louisiana.

Exhibit B - 72

ALSO LESS AND EXCEPT: (HOLIDAY INN)

A tract of land located in Section 17, Township 18 North, Range 12 West, Bossier Parish, Louisiana, being more particularly described as Lot 1 as shown on Plat titled Holiday Inn Express at Louisiana Downs filed March 10, 2011 in Book 1364, Page 678, Instrument No. 1015135 in the Conveyance Records of Bossier Parish, Louisiana.

ALSO LESS AND EXCEPT: (SIFUENTES & HOME FEDERAL)

Two tracts of land located in Section 17, Township 18 North, Range 12 West, Bossier Parish, Louisiana being more particularly described as Lots 1 and 2 as shown on Plat titled Louisiana Downs Commercial Subdivision filed April 11, 2013 in Book 1601, Page 115, Instrument No. 1070410 in the Conveyance Records of Bossier Parish, Louisiana.

TRACT II (APN: 132368 - UNDEVELOPED BAYOU)

A tract of land lying West of the West top bank of Red Chute Bayou and East of the West line of Section 16, Township 18 North, Range 12 West, Bossier Parish, Louisiana. Said tract more fully described as follows:

From the Southwest corner of Section 16, Township 18 North, Range 12 West, Bossier Parish, Louisiana, run North 0 degrees 32 minutes 10 seconds East along the West line of said Section 16, a distance of 2,072.75 feet to the Point of Beginning. Thence run South 89 degrees 43 minutes East a distance of 166.0 feet to a point on the West Top Bank of Red Chute Bayou, thence run Southwesterly along the West Top Bank of Red Chute Bayou to the point of intersection of the West Top Bank of Red Chute Bayou with the West line of Section 16, thence run North 0 degrees 32 minutes 10 seconds East along the West line of Section 16, to the point of beginning.

TRACTS I AND II ALSO DESCRIBED AS:

As per survey by Blew & Associates, P.A. dated January 4, 2016, last revised March 3, 2016, under Job No. 15-1341:

A TRACT OF LAND LOCATED IN SECTION 17, TOWNSHIP 18 NORTH, RANGE 12 WEST, BOSSIER PARISH, LOUISIANA BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE COMMON CORNER OF SECTION 16, 17,20 AND 21 RUN N00°29’58“E ALONG THE LINE COMMON TO SECTION 16 AND 17, A DISTANCE OF 353.32 TO THE POINT OF INTERSECTION WITH THE NORTH RIGHT OF WAY LINE OF INTERSTATE 20 AND BEING THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED;

SAID POINT BEING IN A NON TANGENT CURVE TO THE LEFT, WITH A RADIUS OF 2877.85’, AN ARC LENGTH OF 315.93°, AND A CHORD BEARING AND DISTANCE OF S86°46’32“W 315.77, THENCE CONTINUING ALONG THE RIGHT OF WAY LINE OF INTERSTATE 20 AND INTERSTATE 220 FOR THE FOLLOWING 6 COURSES; THENCE S85°14’16“W 1050.43, THENCE S79°42’09“W 768.32’, THENCE N74°0537“W 940.76’, THENCE N57°00’53“W 470.79’, THENCE N42°06’09“W 438.60, THENCE N17°59’19“W 1429.05’ TO THE POINT OF INTERSECTION WITH THE SOUTH RIGHT OF WAY OF U.S. HWY. 80, THENCE ALONG SOUTH RIGHT OF WAY OF

Exhibit B - 73

U.S. HWY. 80 N47°13’00“E 112.07, THENCE LEAVING SAID RIGHT OF WAY S42°34’33“E 346.03, THENCE S42°34’34“E 345.97, THENCE N46°50’59“E 297.27’, THENCE N42°32’26“W 345.97’, THENCE N42°32’26“W 174.21’, THENCE S47°14’49“W 50.86’, THENCE N78°15’10“W 112.82’, THENCE N42°34’34“W 78.01’ TO THE SOUTH RIGHT OF WAY OF U.S. HWY. 80, THENCE ALONG SAID RIGHT OF WAY N47°13’00“E 265.41’, THENCE N47°20’06“E 126.69’,THENCE LEAVING SAID RIGHT OF WAY S42°32’36“E 77.80’, THENCE S06°46’03“E 112.60’, THENCE S47°27’24“W 53.90’, THENCE S42°31’39“E 207.90’, THENCE N47°27’51“E 75.95’, THENCE S42°32’09“E 314.06’, THENCE N47°27’51“E 389.73’, THENCE ALONG A CURVE TO THE LEFT, WITH A RADIUS OF 30.00’, AN ARC LENGTH OF 26.28’, AND A CHORD BEARING AND DISTANCE OF N22°21’46“E 25.45’, THENCE N42°40’58“W 303.26’,THENCE N42°41’42“W 378.92’ TO THE SOUTH RIGHT OF WAY OF U.S. HWY, 80, THENCE ALONG SAID RIGHT OF WAY N47°56’33“E 46.09, THENCE N52°58’40“E 81.26’, THENCE LEAVING SAID RIGHT OF WAY S42°43’45“E 699.65’, THENCE N33°17’56“E 89.25’, THENCE N47°21’33“E 98.56’, THENCE ALONG A CURVE TO THE LEFT, WITH A RADIUS OF 258.28’, AN ARC LENGTH OF 72.03’, AND A CHORD BEARING AND DISTANCE OF N37°36’41“E 71.80’, THENCE N42°44’47“W 640.65’ TO THE SOUTH RIGHT OF WAY OF U.S. HWY. 80, THENCE ALONG SAID RIGHT OF WAY THE FOLLOWING 4 COURSES: N52°58’40“E 164.19’, THENCE N47°15’39“E 200.00’, THENCE N41°32’39“E 502.49’, THENCE N46°44’05“E 188.36’, THENCE LEAVING SAID RIGHT OF WAY S89°39’43“E 1469.77°, THENCE S43°42’40“E 300.59’, THENCE S20°43’56“E 170.00’, THENCE S50°43’56“E 320.00’, THENCE S42°43’56“E 310.00’, THENCE S34°13’56“E, 140.00’, THENCE S27°16’06“E 165.78’, THENCE S00°29’58“W 847.88’, THENCE S89°45’12 E 166.00’, THENCE Sl4°36’08“W 681.27’, THENCE S00°29’58“W 1059.43’ TO THE POINT OF BEGINNING. CONTAINING 277.90 ACRES MORE OR LESS.

TRACT III:

Together with the benefit of the bus and pedestrian access rights granted pursuant to the Reciprocal Easement and Covenant Agreement by and between Harrah’s Bossier City Investment Company, LLC and LAD Hotel Partners, LLC recorded February 13, 2007 in Book 1396, page 823 under Registry No. 889806 of the Conveyance Records of Bossier Parish, Louisiana.

TRACT IV:

Together with the benefit of the right to access the electric box granted to Harrah’s Bossier City Investment Company, LLC pursuant to the Declaration of Restrictive Covenants and Easement Agreement by and between Harrah’s Bossier City Investment Company, LLC and Sunrise Hospitality IV, LLC dated March 31, 2011, recorded April 1, 2011 in Book 1573, page 234 under Registry No. 1016578 of the Conveyance Records of Bossier Parish, Louisiana.

TRACT V:

Together with the benefit of the electrical and irrigation facilities rights granted pursuant to Agreement of Servitude (Facilities) by and between Harrah’s Bossier City Investment Company, L.L.C. and Home Federal Bank dated and recorded December 9, 2013 under Instrument No. 1087383 of the Conveyance Records of Bossier Parish, Louisiana.

TRACT VI:

Together with the benefit of the electrical and irrigation facilities rights granted pursuant to Agreement of Servitude (Facilities) by and between Harrah’s Bossier City Investment Company, L.L.C. and Sifuentes Properties, LLC dated and recorded December 9, 2013 under Instrument No. 1087372 of the Conveyance Records of Bossier Parish, Louisiana.

Exhibit B - 74

Harrah’s North Kansas City

FEE PARCEL I:

All that part of the North half of Section 18, Township 50, Range 32, lying West of the West Right of Way line of Missouri State Highway Route No. 269 (Chouteau Trafficway), as now established and lying South of the South Right of Way line of Missouri State Highway Route No. 210 as now established; lying East of the Southeasterly Right of Way line of the Spur Road as described in Document No. A-37877 in Book 484 at Page 361, all in North Kansas City, Clay County, Missouri, described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 00 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 00 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a Tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southeasterly line of the Rock Creek Channel Drainage Right of Way line, as established by Circuit Court Case No. 19715, Cause Case No. 6422 in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southeasterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and a central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 657.31 feet to a point on the North Right of Way line of the Burlington Northern Railroad, being also a point on the South line of a tract of land conveyed to Northtown Devco by Quit-Claim Deed recorded in Book 1649 at Page 889; thence North 81 degrees 48 minutes 08 seconds West along said South line and along said North Right of Way line, a distance of 172.04 feet; thence North 24 degrees 38 minutes 46 seconds East, 136.40 feet; thence Northeasterly along a curve to the right, tangent to the last described course having a radius of 685 feet and a central angle of 48 degrees 34 minutes 00 seconds, an arc distance of 580.64 feet; thence North 73 degrees 12 minutes 46 seconds East, tangent to the last described curve, 120 feet; thence South 16 degrees 47 minutes 14 seconds East, perpendicular to the last described course, 89.13 feet to a point on the Southeasterly Right of Way line of said Spur Road and the POINT OF BEGINNING of the tract of land to be herein described; thence Northeasterly along a curve to the left and along said Southeast Right of Way line, having an initial tangent being of North 38 degrees 37 minutes 47 seconds East, and a radius of 1014.93 feet and a central angle of 10 degrees 54 minutes 12 seconds, an arc distance of 193.14 feet; thence North 27 degrees 43 minutes 35 seconds East, tangent to the last described curve and along said Southeasterly Right of Way line, 218.10 feet to a point on the South Right of Way line of said Missouri State Highway Route No. 210; thence North 78 degrees 53 minutes 50 seconds East along said South Right of Way line, 103.39 feet to a point on the West Right of Way line of said Missouri State Highway Route No. 269 (Chouteau Trafficway), said point 157 feet opposite survey centerline Station 61+95; thence South 21 degrees 15 minutes 06 seconds East along said West Right of Way line, 157 feet distant West of and parallel with said survey centerline, a distance of 270.98 feet; thence South 73 degrees 12 minutes 24 seconds West, 424.54 feet; thence North 16 degrees 47 minutes 46 seconds West, perpendicular to the last described course, 0.87 feet to the POINT OF BEGINNING.

Exhibit B - 75

FEE PARCEL II:

All that part of the North Half of Fractional Section 18, Township 50, Range 32 in North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 46 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk and Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 00 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566 and dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and a central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 657.31 feet to a point on the Northerly Right of Way line of the Burlington Northern Railroad; thence South 81 degrees 48 minutes 08 seconds East along said Northerly Right of Way line, a distance of 117.06 feet; thence Southeasterly along said Northerly Right of Way line, tangent to the last described course, having a radius of 1209.57 feet and a central angle of 1 degrees 52 minutes 23 seconds, an arc distance of 39.54 feet to the POINT OF BEGINNING of the parcel of land to be herein described; thence North 24 degrees 38 minutes 46 seconds East, 42.73 feet; thence Northeasterly along a curve to the right, tangent to the last described course, having a radius of 370.87 feet and a central angle of 48 degrees 33 minutes 38 seconds, an arc distance of 314.33 feet; thence North 73 degrees 12 minutes 24 seconds East, tangent to the last curve, 120.06 feet; thence North 16 degrees 47 minutes 36 seconds West, perpendicular to the last described course, a distance of 75 feet; thence North 73 degrees 12 minutes 24 seconds East, perpendicular to the last described course, a distance of 436.23 feet to a point on the West Right of Way line of Missouri State Highway Route No. 269 (Chouteau Trafficway), as now established; thence South 21 degrees 15 minutes 06 seconds East along said West Right of Way line, a distance of 321.22 feet to a point on the Northerly Right of Way line of said Burlington Northern Railroad; thence South 71 degrees 51 minutes 52 seconds West along said Northerly Right of Way line, 384.42 feet; thence Southwesterly along a curve to the right and along said Northerly Right of Way line, tangent to the last described course, having a radius of 1209.57 feet and a central angle of 24 degrees 27 minutes 37 seconds, an arc distance of 516.38 feet to the POINT OF BEGINNING.

FEE PARCEL III:

All that part of the North Half of Fractional Section 18, Township 50, Range 32 in North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 46 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk and Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 00 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566 and dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a

Exhibit B - 76

radius of 520.87 feet and a central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 657.31 feet to a point on the Northerly Right of Way line of the Burlington Northern Railroad; thence South 81 degrees 48 minutes 08 seconds East along said Northerly Right of Way line, a distance of 117.06 feet; thence Southeasterly along said Northerly Right of Way line, tangent to the last described course, having a radius of 1209.57 feet and a central angle of 1 degrees 52 minutes 23 seconds, an arc distance of 39.54 feet; thence North 24 degrees 38 minutes 46 seconds East, 42.73 feet; thence Northeasterly along a curve to the right, tangent to the last described course, having a radius of 370.87 feet and a central angle of 48 degrees 33 minutes 38 seconds, an arc distance of 314.33 feet; thence North 73 degrees 12 minutes 24 seconds East, tangent to the last curve, 120.06 feet; thence North 16 degrees 47 minutes 36 seconds West, perpendicular to the last described course, a distance of 75 feet; thence North 73 degrees 12 minutes 24 seconds East, perpendicular to the last described course, a distance of 436.23 feet to a point on the West Right of Way line of Missouri State Highway Route No. 269 (Chouteau Trafficway), as now established; thence North 21 degrees 15 minutes 06 seconds West along said West Right of Way line, a distance of 421.44 feet to a point on the Southerly Right of Way line of Missouri State Highway Route No. 210, as now established; thence South 78 degrees 53 minutes 50 seconds West along said Southerly Right of Way line, a distance of 103.39 feet and the POINT OF BEGINNING of the parcel of land to be herein described; thence South 27 degrees 43 minutes 35 seconds West, 218.10 feet; thence Southwesterly along a curve to the right, tangent to the last described course, having a radius of 1014.93 feet and a central angle of 8 degrees 43 minutes 44 seconds, an arc distance of 154.62 feet; thence North 16 degrees 47 minutes 36 seconds West, 197.08 feet; thence North 72 degrees 49 minutes 08 seconds West, 182.37 feet to a point on the Southerly Right of Way line of said Missouri Highway Route No. 210; thence North 78 degrees 53 minutes 50 seconds East along said Southerly Right of Way line, a distance of 422.61 feet to the POINT OF BEGINNING.

FEE PARCEL IV:

All that part of the North Half of Fractional Section 18, Township 50, Range 32 in North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 46 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk and Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 00 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566 and dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and a central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 657.31 feet to a point on the Northerly Right of Way line of the Burlington Northern Railroad; thence North 81 degrees 48 minutes 08 seconds West along said Northerly Right of Way line, a distance of 172.04 feet to the POINT OF BEGINNING of the parcel of land to be herein described; thence the following courses and distances along said Northerly Right of Way line; thence North 81 degrees 48 minutes 08 seconds West, 16.80 feet; thence generally Westerly along a curve to the left, tangent to the last described course, having a radius of 1974.08 feet and a central angle of 14 degrees 19 minutes 00 seconds, an arc distance of 493.27 feet; thence South 83 degrees 52 minutes 52 seconds West, tangent to the last described curve, a distance of 190.60 feet; thence Westerly along a curve to the right, tangent to the last described course, having a radius of 1573.28 feet and a central angle of 7 degrees 43 minutes 00 seconds, an arc distance of 211.81 feet; thence North

Exhibit B - 77

88 degrees 24 minutes 08 seconds West, tangent to the last described curve, a distance of 296 feet; thence Westerly along a curve to the left, tangent to the last described course, having a radius of 1974.08 feet and a central angle of 0 degrees 38 minutes 32 seconds, an arc distance of 22.13 feet to a point on the Southerly Right of Way line of Missouri State Highway Route No. 210, as now established; thence the following courses along said Southerly Right of Way line; thence North 79 degrees 14 minutes 04 seconds East, 685.27 feet to a point 180 feet opposite Survey Centerline Station 59+00; thence North 59 degrees 17 minutes 55 seconds East, 423.79 feet to a point 145 feet opposite of Survey Centerline Station 63+00; thence North 54 degrees 07 minutes 36 seconds East, 359.70 feet; thence Southwesterly along a curve to the left and no longer along the Southerly Right of Way line of said Missouri State Highway Route No. 210, having an initial tangent bearing of South 48 degrees 32 minutes 24 seconds West, a radius of 895.87 feet and a central angle of 19 degrees 15 minutes 26 seconds, an arc distance of 301.10 feet; thence South 1 degrees 53 minutes 20 seconds East, 73.39 feet; thence South 39 degrees 02 minutes 43 seconds East, 59.17 feet; thence South 37 degrees 50 minutes 22 seconds West, 133.67 feet; thence South 83 degrees 28 minutes 14 seconds East, 162.29 feet; thence South 24 degrees 38 minutes 46 seconds West, 77.06 feet to the POINT OF BEGINNING.

FEE PARCEL V:

All right, title and interest to a connection to Route 269 in the Northeast 1/4 Section 18, Township 50 North, Range 32 West, North Kansas City, Clay County, Missouri included between Station 4+06 and Station 14+05.5 on the following described connection centerline which is hereinafter described as referenced to the connection centerline; containing 2.94 acres, more or less, of land.

The Route 269 connection centerline is located and described as follows: Beginning at Station 52+61.85 on the Route 269 centerline which is a point on a 3 degree curve to the left 1133.3 feet East of the Northeast corner of the Northeast 1/4 Section 18, Township 50 North, Range 32 West, said curve has an interior angle of 44 degrees 10 minutes and is tangent at said Station to a line having a bearing of South 7 degrees 21 minutes East; thence Southeasterly along said curve 485.2 feet to P. T. Station 57+47.05; thence South 21 degrees 05 minutes East 222.95 feet to Station 59+70 which equals Station 0+00 on the connection centerline; thence from said Station 0+00 the connection centerline extends South 68 degrees 05 minutes West 4.6 feet to the P. C. of a 19 degree curve to the left having an interior angle of 41 degrees 29 minutes; thence Southwesterly along said curve 218.33 feet to the P. T. of curve; thence South 26 degrees 36 minutes West 350.75 feet to the P. C. of a 6 degree curve to the right, said curve having an interior angle of 32 degrees; thence Southwesterly along said curve 533.33 feet to the P. T. of curve; thence South 58 degrees 36 minutes West 111.91 feet to the P. C. of a 28 degree curve to the left, said curve having an interior angle of 51 degrees 33 minutes; thence Southwesterly along said curve 184.11 feet to the P. T. of curve; thence South 7 degrees 03 minutes West 2.01 feet to Station 14+05.05. The tract of land to be conveyed is herein described: Beginning at a point on the existing Southerly Right of Way line of Route 210TR, being also a point in the existing Southerly Right of Way line of the Route 269 connection, 60 feet left of the Route 269 connection centerline at a point at or near Station 3+96 on the connection centerline; thence Southwesterly paralleling and 60 feet Southeasterly from the centerline of said connection to a point opposite Station 12+73; thence Southeasterly 95 feet to a point in the centerline of a county road and distant 168 feet along the center of said road from Station 14+05.05 on the centerline of said connection; thence Westerly along the centerline of said county road 168 feet to said Station 14+05.05; thence continuing Westerly along the centerline of county road 150 feet to a point; thence Northeasterly 135 feet to a point opposite and 60 feet Northwesterly from the centerline of connection at Station 13+50; thence Northeasterly paralleling and 60 feet Northwesterly from said centerline to a point on said Southerly Right of Way line of Route 210TR at a point at or near right of Station 4+18 on the connection centerline.

Exhibit B - 78

EXCEPT THE FOLLOWING DESCRIBED PROPERTY: All that part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk and Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and a central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 657.31 feet to a point on the North Right of Way line of the Burlington Northern Railroad Company, being also a point on the South line of a tract of land conveyed to Northtown Devco by Quit Claim Deed recorded in Book 1649 at Page 889 and the POINT OF BEGINNING of the tract of land to be herein described; thence North 81 degrees 48 minutes 08 seconds West along said South line and along said North Right of Way line, a distance of 166.83 feet; thence Easterly along a curve to the left, tangent to the last described course, having a radius of 1974.08 feet and a central angle of 0 degrees 09 minutes 15 seconds, an arc distance of 5.22 feet; thence North 24 degrees 38 minutes 46 seconds East, 77.06 feet; thence North 83 degrees 28 minutes 14 seconds West, 162.29 feet; thence North 37 degrees 50 minutes 22 seconds East, 133.67 feet; thence North 39 degrees 02 minutes 48 seconds West, 59.17 feet; thence North 1 degrees 53 minutes 20 seconds West, 73.39 feet; thence Northeasterly along a curve to the right, having an initial tangent bearing of North 29 degrees 16 minutes 58 seconds East, a radius of 895.87 feet and a central angle of 41 degrees 34 minutes 36 seconds, an arc distance of 650.09 feet; thence South 72 degrees 47 minutes 34 seconds East, 197.30 feet; thence South 16 degrees 17 minutes 31 seconds East, 220.88 feet; thence North 73 degrees 12 minutes 36 seconds East, perpendicular to the last described course, 413.51 feet, more or less, to a point on the West Right of Way line of Missouri State Highway Route No. 269 (Chouteau Trafficway), as now established; thence South 21 degrees 05 minutes 05 seconds East along said West Right of Way, 150.42 feet, more or less, to a point; thence South 73 degrees 12 minutes 46 seconds West, 453.93 feet, more or less, to a point; thence South 16 degrees 47 minutes 14 seconds East, perpendicular to the last described course, 75 feet; thence South 73 degrees 12 minutes 46 seconds West, perpendicular to the last described course, 120 feet; thence Southwesterly along a curve to the left, tangent to the last described course, having a radius of 370 feet and a central angle of 48 degrees 34 minutes 00 seconds, an arc distance of 313.63 feet; thence South 24 degrees 38 minutes 46 seconds West, tangent to the last described curve, 43.27 feet, more or less, to a point on the North Right of Way line of said Burlington Northern Railroad; thence Northwesterly along a curve to the right and along said North Right of Way line, having a radius of 1209.57 feet and a central angle of 1 degree 52 minutes 23 seconds, an arc distance of 39.54 feet; thence North 81 degrees 48 minutes 08 seconds West, tangent to the last described curve and along said North Right of Way line, 117.06 feet to the POINT OF BEGINNING; LESS AND EXCEPT THAT PART, IF ANY, OF THE ABOVE-DESCRIBED PARCEL OF LAND WITHIN MISSOURI STATE HIGHWAY ROUTE NO. 210. (NOTE: For the sake of reference, Norfolk and Western Railway Company listed in the above legal descriptions, was formerly called the Wabash Railroad Company. Likewise, the Burlington Northern Company as listed above was formerly called the Chicago, Burlington & Quincy (CBQ R/R) Railroad Company.)

Exhibit B - 79

EASEMENT PARCELS:

(i) The perpetual easements, appurtenant to Leased Parcels I through X of Tract 1 and Fee Parcel I of Tract 1, for ingress and egress (pedestrian and vehicular traffic), utilities, landscaping and signs, pursuant to that certain private roadway and crossing agreement dated December 3, 1993, with attached addendum and Exhibit’s “A” and “B”, as amended by the Second Addendum to Private Roadway and Crossing Agreement dated as of June 9, 1994, and amended by Third Addendum to Private Roadway and Crossing Agreement dated September 13, 1995, by and between Burlington Northern Railroad Company and Harrah’s North Kansas City Corporation, recorded September 22, 1995 as Document No. M-71140, in Book 2486 at Page 480, and re-recorded June 19, 1996, as Document No. N-3041, in Book 2572 at Page 45 over and across the land hereinafter described as Easement Parcel I of Tract 1.

(ii) The permanent exclusive easements, appurtenant to Leased Parcels I and II of Tract 1, for access (ingress and egress of persons and vehicles), signs and utilities, pursuant to that certain easement agreement dated November 23, 1993, by and between The City of Kansas City, Missouri, a Missouri municipal corporation; and the City of North Kansas City, Missouri, a Missouri municipal corporation, recorded March 14, 1993, as Document No. M-11173, in Book 2332 at Page 153, as assigned by the First Amendment to Ground Lease, over and across the land hereinafter described as Easement Parcel VI of Tract 1.

(iii) The non-exclusive easements, appurtenant to Leased Parcels I and II of Tract 1, pursuant to that certain Cooperative Agreement by and between North Kansas City Levee District and the City of North Kansas City, Missouri, recorded April 19, 1994, as Document No. M-16122, in Book 2344 at Page 804, over and across the land hereinafter described as Easement Parcels IV, V, VII and VIII of Tract 1.

(iv) The non-exclusive easement for ingress and egress of persons and vehicles (pedestrian and vehicular traffic), appurtenant to Fee Parcel I of Tract 1, pursuant to that certain Easement Agreement, by and between The City of North Kansas City, Missouri, a Missouri municipal corporation, and Harrah’s-North Kansas City Corporation, a Nevada Corporation, recorded April 20, 1995, as Document No. M-53652, in Book 2440 at Page 694 and as affected by the instrument designated “Authorization” dated April 11, 1995, recorded April 20, 1995, as Document No. M-53653, in Book 2440 at Page 705, over and across the Easternmost 424 feet, abutting the West Right of Way line of Chouteau Trafficway, of the land hereinafter described as Leased Parcel IV of Tract 1.

(v) The perpetual exclusive easement appurtenant to Leased Parcels I and II of Tract 1, for overhead crossing pursuant to that certain Private Overhead Crossing Agreement dated June 13, 1994, by and between Burlington Northern Railroad Company, a Delaware Corporation; Harrah’s—North Kansas City Corporation, a Nevada corporation, and the City of North Kansas City, Missouri, a municipal corporation, recorded June 30, 1994, as Document No. M-25531, in Book 2369 at Page 141, over and across the land hereinafter described as Easement Parcel II of Tract 1.

(vi) The perpetual aerial easement and right of way appurtenant to Leased Parcels I and II of Tract 1 pursuant to that certain Deed of Easement dated November 17, 1994 by and between Norfolk & Western Railway Company and the City of North Kansas City, Missouri, a municipal corporation, recorded February 6, 1995, as Document No. M-46607, in Book 2423 at Page 164, over and across the land hereinafter described as Easement Parcel III of Tract 1.

(vii) The non-exclusive easement for ingress and egress of persons and vehicles (pedestrian and vehicular traffic), appurtenant to Fee Parcel II of Tract 1, pursuant to that certain Easement Agreement dated January 4, 1994, by and between the City of North Kansas City, Missouri, a Missouri municipal corporation and Northtown Devco, a Missouri general partnership, recorded January 24, 1994, as Document No. M-4953, in Book 2316 at Page 94, over and across the Easternmost 450 feet, abutting the West Right of Way line of Chouteau Trafficway, of the land hereinafter described as Leased Parcel IV of Tract 1.

Exhibit B - 80

EASEMENT PARCEL I:

A strip of land, being part of Section 13, Township 50, Range 33 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, a distance of 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract conveyed to North Kansas City as described in Document No. D-46601, in Book 1257 at Page 930; thence continuing South 0 degrees 33 minutes 52 seconds West along the West line of said North Kansas City tract, a distance of 454.25 feet to a point on the East line of that certain existing Right of Way granted for ingress and egress to North Kansas City by Document No. E-37416, in Book 1457 at Page 413; thence Westerly along a curve to the left, having an initial tangent bearing of North 89 degrees 53 minutes 20 seconds West, a radius of 300 feet and a central angle of 4 degrees 19 minutes 20 seconds, an arc distance of 22.63 feet; thence South 85 degrees 47 minutes 20 seconds West, tangent to the last described curve, 120.26 feet to a point on the West line of said certain ingress and egress Right of Way and a point at which said strip of land now lies 60 feet on each side of the following described centerline; thence continuing South 85 degrees 47 minutes 20 seconds West 461.89 feet to a point at which said strip of land now lies 30 feet on each side of the following described centerline; thence Westerly and Southwesterly along a curve to the left, tangent to the last described course, having a radius of 150 feet and a central angle of 55 degrees 39 minutes 53 seconds, an arc distance of 145.73 feet; thence South 30 degrees 07 minutes 27 seconds West, tangent to the last described curve 7.40 feet, more or less to a point on the North line of a tract of land owned by Burlington Northern Railroad Company by Special Warranty Deed recorded in Book 419 at Page 2 and filed on July 5, 1947 and the point of beginning of the tract of land to be herein described; thence South 89 degrees 57 minutes 11 seconds East along said North line, a distance of 48.24 feet; thence South 2 degrees 07 minutes 21 seconds West along the Northerly prolongation of the West line of that certain tract of land conveyed to AM & A Realty by Book 1120 at Page 849, a distance of 180 feet to a point of intersection with the Easterly Right of Way line of Warren Avenue, as now established; thence Northwesterly along a curve to the left and along the Northeasterly Right of Way line of said Warren Avenue, having an initial tangent bearing of North 2 degrees 07 minutes 21 seconds East, a radius of 145 feet and a central angle of 92 degrees 04 minutes 32 seconds, an arc distance of 233.02 feet; thence North 89 degrees 57 minutes 11 seconds West along the Northerly Right of Way line of said Warren Avenue, tangent to the last described curve, a distance of 6.43 feet to a point; thence North 30 degrees 07 minutes 27 seconds East, 34.24 feet to a point on the North line of the tract of land owned by said Burlington Northern Railway Company; thence South 89 degrees 57 minutes 11 seconds East along said North line, 92.45 feet to the Point of Beginning.

EASEMENT PARCEL II:

A strip of land, being part of the Burlington Northern Railroad Right of Way, situate in Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railway Company, thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601, in Book 1257 at Page 930, being also a point on the South line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No.

Exhibit B - 81

19715, Cause No. 6422, in Book 83 at page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said South Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet to a point; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 597.88 feet to a point on the South Right of Way line of said Burlington Northern Railroad Company and the point of beginning of said strip of land to be herein described; thence North 81 degrees 48 minutes 08 seconds West along said South Right of Way line, 156.40 feet; thence North 24 degrees 38 minutes 46 seconds East, 59.43 feet to a point on the North Right of Way line of said Burlington Northern Railroad Company; thence South 81 degrees 48 minutes 08 seconds East along said North Right of Way line, 273.46 feet; thence generally Easterly along a curve to the left and along said North Right of Way line, tangent to the last described course, having a radius of 1209.57 feet and a central angle of 1 degree 52 minutes 23 seconds, an arc distance of 39.54 feet; thence South 24 degrees 38 minutes 46 seconds West, 59.90 feet to a point on said South Right of Way line; thence Westerly along a curve to the right and along said South Right of Way line, having an initial tangent bearing of North 82 degrees 49 minutes 24 seconds West, a radius of 1266.57 feet and a central angle of 1 degree 01 minutes 16 seconds an arc distance of 22.57 feet; thence North 81 degrees 48 minutes 08 seconds West, tangent to the last described curve, 133.89 feet to the point of beginning.

EASEMENT PARCEL III:

A strip of land, being part of the Norfolk & Western Railway Company Right of Way situate in Fractional Section 18, Township 50, Range 32, in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601, in Book 1257 at Page 930, being also a point on the Southeasterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422, in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southeasterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet to a point; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and a central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 553.04 feet to a point on the South Right of Way line of said Norfolk & Western Railway Company and the point of beginning of the strip of land to be herein described; thence North 81 degrees 48 minutes 08 seconds West along said South Right of Way line, 156.40 feet; thence North 24 degrees 38 minutes 46 seconds East, 44.83 feet to a point on the North Right of Way line of said Norfolk & Western Railway Company; thence South 81 degrees 48 minutes 08 seconds East along said North Right of Way line, 290.29 feet; thence Easterly along a curve to the left, tangent to the last described course and along said North Right of Way line, having a radius of 1266.57 feet and a central angle of 1 degree 01 minutes 17 seconds, and an arc distance of 22.58 feet; thence South 24 degrees 38 minutes 46 seconds West, 45.01 feet to a point on said South Right of Way line; thence Westerly along a curve to the left, having an initial tangent bearing of North 82 degrees 13 minutes 57 seconds West, a radius of 1309.57 feet and a central angle of 0 degrees 25 minutes 49 seconds, an arc distance of 9.83 feet; thence North 81 degrees 48 minutes 08 seconds West along said South Right of Way line, tangent to the last described curve, 146.58 feet to the point of beginning.

Exhibit B - 82

EASEMENT PARCEL IV:

All that part of Fractional Section 18, Township 50, Range 32 in North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City by Document No. D-46601, in Book 1257 at Page 930; thence continuing South 0 degrees 33 minutes 52 seconds West along the West line of said North Kansas City tract, a distance of 303.82 feet to the Northeast corner of Tract 1 of a Non-Exclusive Easement for Ingress & Egress granted by the document recorded as Document No. E-37416, in Book 1457 at Page 413 and the POINT OF BEGINNING of the tract of land to be herein described; thence continuing South 0 degrees 33 minutes 52 seconds West along said West line and the East line of said Non-Exclusive Easement, a distance of 210.78 feet to the Southeast corner of said Easement; thence South 86 degrees 25 minutes 36 seconds West along the South line of said easement, 141.22 feet, more or less, to a point on the West line of a tract of land conveyed to Northtown Devco by deed recorded as Document No. F-23163, in Book 1649 at Page 889; thence North 0 degrees 33 minutes 53 seconds East along said West line, 147.93 feet to a point on the Northwesterly line of said Non-Exclusive Easement; thence North 59 degrees 45 minutes 51 seconds East along said Northeasterly line, 139.70 feet to a point on the West line of said tract of land conveyed to North Kansas City and the Point of Beginning.

EASEMENT PARCEL V:

A strip of land, being part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk and Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East, along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601, in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422, in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet to the POINT OF BEGINNING of the strip of land to be herein described; thence North 78 degrees 04 minutes 35 seconds West along said Southwesterly line, 99 feet; thence North 52 degrees 40 minutes 25 seconds East, 293.88 feet to a point on the Northeasterly Right of Way line of said Rock Creek Drainage Channel Right of Way, being also a point on the South line of a parcel of land conveyed to Kansas City, Missouri by Document No. A-77137, in Book 579 at Page 87; thence South 89 degrees 15 minutes 11 seconds East along said South line and said Northeasterly Right of Way line, 232.77 feet; thence Southwesterly along a curve to the right, having an initial tangent bearing of South 44 degrees 13 minutes 47 seconds West, a radius of 595.87 feet and a central angle of 8 degrees 26 minutes 38 seconds, an arc distance of 87.82 feet; thence South 52 degrees 40 minutes 26 seconds West, tangent to the last described curve, 260.38 feet to a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way; thence North 78 degrees 04 minutes 35 seconds West along said Southwesterly Right of Way line, 99 feet to the POINT OF BEGINNING.

Exhibit B - 83

EASEMENT PARCEL VI:

A tract of land in Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18 (Frac. Sec); thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section (Frac. Sec.), 2045.58 feet; thence North 85 degrees 21 minutes 52 seconds East 402.11 feet; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City by an instrument filed as Document No. D-46601, in Book 1257 at Page 930, in the Office of the Recorder of Deeds for Clay County, Missouri, being also a point on the Southerly line of the Right of Way of the Rock Creek Drainage Channel, as established by Circuit Case No. 19715, Cause No. 6422, in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southerly line and along the Northerly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 315.37 feet to a point on the Northerly line of the Right of Way of the said Rock Creek Drainage Channel, being also a point on the Southerly line of a tract of land conveyed to Kansas City, Missouri by Document No. A-77137, in Book 579 at Page 87 and the Point of Beginning of the tract of land to be herein described; thence North 8 degrees 15 minutes 11 seconds West along the Northerly line of said Channel 145.94 feet; thence North 52 degrees 40 minutes 25 seconds East, 124.52 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 430.87 feet and a central angle of 14 degrees 33 minutes 47 seconds, an arc distance of 109.52 feet; thence North 18 degrees 03 minutes 07 seconds East, 201.66 feet; thence North 65 degrees 21 minutes 14 seconds West, 25 feet; thence North 24 degrees 38 minutes 46 seconds East, perpendicular to the last course, 319.73 feet to a point on the Northeasterly line of said tract of land conveyed to said Kansas City, Missouri; thence South 20 degrees 32 minutes 48 seconds East along said Northeasterly line, 422.84 feet to a point; thence South 24 degrees 38 minutes 46 seconds West, 21.74 feet; thence North 65 degrees 21 minutes 14 seconds West, perpendicular to the last described course, 15 feet; thence South 41 degrees 20 minutes 43 seconds West, 104.40 feet; thence Southwesterly along a curve to the right, having an initial tangent bearing of South 24 degrees 38 minutes 46 seconds West, a radius of 625.87 feet and a central angle of 17 degrees 45 minutes 19 seconds, an arc distance of 193.95 feet to a point on the South line of said Kansas City, Missouri tract; thence North 89 degrees 15 minutes 11 seconds West along said South line, 154 feet to the Point of Beginning.

EASEMENT PARCEL VII:

A 20 foot wide strip of land, being part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, the centerline being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601, in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422, in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 1178.63 feet to the Point of Beginning of the centerline to be herein described; thence North 12 degrees 51 minutes 01 seconds East, 70.59 feet to the Point of Termination.

Exhibit B - 84

EASEMENT PARCEL VIII:

A strip of land, 120 feet in width, being part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, the centerline being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railroad; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601, in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422, in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 1908.52 feet to the Point of Beginning of the centerline to be herein described; thence North 27 degrees 09 minutes 38 seconds East to a point on the Northwesterly line of said Rock Creek Drainage Channel Right of Way line and the Point of Termination.

Harrah’s North Kansas - Leasehold

LEASED PARCELS:

Leasehold Interest created by the Ground Lease described in and disclosed by that certain Short Form Lease between the City of North Kansas City, Missouri, a Missouri municipal corporation, lessor, and Harrah’s - North Kansas City Corporation, a Nevada corporation, lessee, dated July 12, 1993, recorded July 28, 1993, as Document No. L-81751, in Book 2252 at Page 712, demising and leasing Leased Parcels I through X of Tract 1 for a term of ten (10) years, with the option to extend the term for four (4) consecutive periods of five (5) years each. As amended by the First Amendment to Ground Lease dated November 22, 1994, recorded December 21, 1995, as Document No. M-80946, in Book 2512 at Page 434. As further amended by the Second Amendment to Ground Lease dated December 19, 1995, recorded December 21, 1995, as Document No. M-80947, in Book 2512 at Page 447. And as further amended by the Third Amendment to Ground Lease dated December 22, 1998, recorded February 10, 1999 as Document No. P-34397, in Book 2959 at Page 305.

LEASED PARCEL I:

All that part of Fractional Section 18, Township 50, Range 32, in North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 46 minutes 41 seconds West (South 0 degrees 50 minutes 07 seconds West Deed) along the West line of said Fractional Section 18, a distance of 2045.58 feet (2044.65 feet Deed) to a point on the South Right of Way line of the Norfolk and Western Railway; thence North 85 degrees 21 minutes 52 seconds East (North 85 degrees 30 minutes 00 seconds East Deed) along said South Right of Way line, a distance of 402.11 feet; thence South 0 degrees 33 minutes 52 seconds West (South 0 degrees 42 minutes 00 seconds West Deed), 364.36 feet to the point of intersection of the East Right of Way line of the North Kansas City Levee District with the South Right of Way line of the Rock Creek Drainage Channel Right of Way, as established by Circuit Court Case No. 19715 on April 30, 1951, and the Point of Beginning of the tract of land to be herein described; thence South 78 degrees 04 minutes 35 seconds East (South 77 degrees 56 minutes 27 seconds East Deed) along said South Right of Way line, a distance of 2243.66 feet (2248.55 feet Deed) to a point on the high bank of the Missouri River as described in Document No. D 46601 in Book 1257 at Page 928; thence the following courses along said high bank; thence South 47 degrees 12 minutes 35 seconds West (South 47 minutes 20 minutes 42 seconds West Deed), 139.61 feet (137.34 feet Deed); thence South 41 degrees 53

Exhibit B - 85

minutes 52 seconds West (South 42 degrees 02 minutes 00 seconds West Deed), 200.01 feet; thence South 42 degrees 28 minutes 15 seconds West (South 42 degrees 36 minutes 23 seconds West Deed), 200.04 feet; thence South 39 degrees 19 minutes 14 seconds West (South 39 degrees 27 minutes 22 seconds West Deed), 200.12 feet; thence South 36 degrees 38 minutes 04 seconds West (South 36 degrees 46 minutes 12 seconds West Deed), 203 feet; thence South 36 degrees 17 minutes 41 seconds West (South 36 degrees 25 minutes 49 seconds West Deed), 200.56 feet; thence South 30 degrees 51 minutes 35 seconds West (South 30 minutes 59 minutes 42 seconds West Deed), 200.04 feet; thence South 29 degrees 04 minutes 00 seconds West (South 29 degrees 12 minutes 08 seconds West Deed), 214.28 feet; thence South 35 degrees 27 minutes 41 seconds West (South 35 degrees 35 minutes 49 seconds West Deed), 200.36 feet; thence South 27 degrees 19 minutes 16 seconds West (South 27 degrees 27 minutes 24 seconds West Deed), 31.65 feet; thence North 62 degrees 40 minutes 44 seconds West and no longer along said high bank, a distance of 351.28 feet; thence North 54 degrees 50 minutes 21 seconds West, 98.13 feet; thence North 83 degrees 56 minutes 57 seconds West, 128.58 feet; thence North 71 degrees 03 minutes 12 seconds West, 216.78 feet; thence North 89 degrees 26 minutes 08 seconds West, 410.40 feet to a point on the East right-of-way line of said North Kansas City Levee; thence North 0 degrees 33 minutes 52 seconds East along said East Right of Way line, a distance of 1578.87 feet to the Point of Beginning; including all lands lying between the high bank of said Missouri River and the low water line of said Missouri River, as measured at right angles to the thread of the Missouri River from the Northeast corner of the above described tract Southwesterly to the Southeast corner of the above described tract, Subject to Accretions and/or Reliction.

LEASED PARCEL II:

All that part of Fractional Section 18, and or land accreted thereto, Township 50 North, Range 32 West, in North Kansas City, Clay County, Missouri, described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 50 minutes 07 seconds West along the West line of said Fractional Section 18 and the Southerly prolongation thereof, 2,044.65 feet, more or less to the intersection of said line with the South Right of Way line of the Wabash Railroad Company; thence the following courses along said Right of Way line; thence North 85 degrees 30 minutes 00 seconds East, 905.10 feet; thence in an Easterly direction along a curve to the left having a radius of 5,765.65 feet and tangent to the last described course, an arc distance of 244.87 feet; thence North 83 degrees 04 minutes 00 seconds East, 301.60 feet; thence in an Easterly direction along a curve to the right having a radius of 1,874.08 feet and tangent to the last described course, an arc distance of 283.48 feet; thence South 88 degrees 16 minutes 00 seconds East, 296.00 feet; thence in an Easterly direction along a curve to the left having a radius of 1,673.28 feet and tangent to the last described course, an arc distance of 225.36 feet; thence North 84 degrees 01 minutes 00 seconds East, 190.60 feet; thence in an Easterly direction along a curve to the right having a radius of 1,874.08 feet and tangent to the last described course, an arc distance of 399.82 feet to the Northeast corner of a tract of land conveyed to Kansas City, Missouri by deed recorded in Book 579 at Page 87, as Document No. A-77137 and the True Point of Beginning; thence in an Easterly direction continuing along the last described curve, an arc distance of 68.46 feet; thence South 81 degrees 40 minutes 00 seconds East, 305.90 feet; thence in an Easterly direction along a curve to the left having a radius of 1,309.57 feet and tangent to the last described course, an arc distance of 601.88 feet; thence North 72 degrees 00 minutes 00 seconds East, 107.00 feet; thence departing from said Right of Way line, South 21 degrees 55 minutes 00 seconds East, 56.00 feet to a point in the Northerly high bank of the Missouri River; thence along said high bank the following courses; South 63 degrees 27 minutes 03 seconds West, 345.38 feet; thence South 58 degrees 04 minutes 01 seconds West, 195.97 feet; thence South 57 minutes 40 minutes 09 seconds West, 202.69 feet; thence South 56 degrees 31 minutes 17 seconds West, 200.02 feet; thence South 52 degrees 25 minutes 26 seconds West, 86.06 feet to a point in the Easterly line of the tract of land conveyed to Kansas City, Missouri, in said Document Number A-77137; thence departing from said high bank, North 20 degrees 31 minutes 14 seconds West along the Easterly line of said Kansas City, Missouri tract, 588.20 feet to the True Point of Beginning, including all lands lying

Exhibit B - 86

between the high bank of said Missouri River and the low water line of said Missouri River, as measured at right angles to the thread of the Missouri River from the Southwest corner of said Tract, Northeasterly to the Southeast corner thereof, Subject to accretion and/or reliction.

LEASED PARCEL III:

Part of Section 13, Township 50 Range 33, and part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk and Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, a distance of 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930; thence continuing South 0 degrees 33 minutes 52 seconds West along the West line of said North Kansas City tract a distance of 454.25 feet to a point on the East line of that certain existing Right of Way granted for ingress and egress to North Kansas City by Document E-37416 in Book 1457 at Page 413 and the Point of Beginning of the centerline to be herein described; thence Westerly along a curve to the left, having an initial tangent bearing of North 89 degrees 53 minutes 20 seconds West, a radius of 300 feet and a central angle of 4 degrees 19 minutes 20 seconds, an arc distance of 22.63 feet; thence South 85 degrees 47 minutes 20 seconds West, tangent to the last described curve, 120.26 feet to a point on the West line of said certain ingress and egress Right of Way and a point at which said strip of land now lies 60 feet on each side of the following described centerline; thence continuing South 85 degrees 47 minutes 20 seconds West, 461.89 feet to a point at which said strip of land now lies 30 feet on each side of the following described centerline; thence Westerly and Southwesterly along a curve to the left, tangent to the last described course, having a radius of 150 feet and a central angle of 55 degrees 51 minutes 23 seconds, an arc distance of 146.23 feet; thence South 29 degrees 55 minutes 57 seconds West, tangent to the last described curve, a distance of 100.74 feet, more or less to a point on the centerline for a 60 foot wide ingress and egress easement established by several Documents with the latest being recorded as Document No. D-18113 in Book 1195 at Page 921, thence Northwesterly along a curve to the left, having an initial tangent bearing of North 60 degrees 23 minutes 38 seconds West, a radius of 115 feet and a central angle of 29 degrees 14 minutes 18 seconds, an arc distance of 58.68 feet; thence North 89 degrees 37 minutes 56 seconds West, tangent to the last described curve, 226.43 feet; thence Westerly along a curve to the left, tangent to the last described course, having a radius of 359.265 feet and a central angle of 10 degrees 51 minutes 39 seconds, an arc distance of 68.1 feet, more or less to a point on the East Right of Way line of Bedford Avenue as established by QCD Document No. D-18113 in Book 1195 at Page 921 and the Point of Termination.

THAT LIES WITHIN THE FOLLOWING DESCRIBED AREA:

Those parts of the Southeast Quarter (SE 1/4) of Section 13, Township 50 North, Range 33 West, and of Fractional Section 18, Township 50 North, Range 32 West, of the Fifth Principal Meridian, North Kansas City, Clay County, Missouri, being more particularly described as follows: Commencing at the Northwest corner of Fractional Section 24, Township and Range aforesaid; thence South 0 degrees 09 minutes 42 seconds West along the West line of said Fractional Section 24, 2,444.25 feet to a point on the Southeasterly line of the Right of Way of the Norfolk & Western Railroad Company, which is also the Northwesterly line of land owned by the Burlington Northern Railroad Company; thence North 46 degrees 50 minutes 10 seconds East along said Southeasterly line of the Right of Way of the Norfolk & Western Railway Company, 3,552.07 feet to an angle point; thence North 38 degrees

Exhibit B - 87

22 minutes 23 seconds East continuing along said Southeasterly line of the Right of Way of the Norfolk & Western Railway Company, 2,873.49 feet to a True Point of Beginning; thence from said True Point of Beginning, continuing North 38 degrees 22 minutes 23 seconds East along the railroad Right of Way line aforesaid, 786.71 feet to a point; thence to the right along the arc of a circular curve, which is concave Southeasterly, has a radius of 819.02 feet, a long chord of 626.83 feet in length that bears North 60 degrees 56 minutes 26 seconds East, and a central angle of 44 degrees 59 minutes 54 seconds, 643.23 feet to a point on the Westerly line of the existing Right of Way for the Levee of the North Kansas City Levee District; thence South 3 degrees 12 minutes 40 seconds East along said Levee Right of Way line 235.02 feet to an angle point; thence North 86 degrees 47 minutes 20 seconds East continuing along the Right of Way line for said Levee, 35.00 feet to an angle point; thence South 3 degrees 12 minutes 40 seconds East continuing still along the Right of Way line for said Levee, 248.78 feet to an angle point; thence South 7 degrees 33 minutes 01 seconds East continuing still along the Right of Way line for said Levee, 202.08 feet to an angle point; thence South 0 degrees 42 minutes 00 seconds West continuing still along the Right of Way for said Levee 247.03 feet to a point; thence North 89 degrees 37 minutes 56 seconds West, 1,121.91 feet to the True Point of Beginning aforesaid. (For the purpose of the bearings in the calls hereinabove given, the West line of said Fractional Section 24, is taken as bearing South 0 degrees 09 minutes 42 seconds West; and are on United States Engineers Datum.)

LEASED PARCEL IV:

All that part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566; dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet a central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 657.31 feet to a point on the North Right of Way line of the Burlington Northern Railroad Company, being also a point on the South line of a tract of land conveyed to Northtown Devco by Quit Claim Deed recorded in Book 1649 at Page 889 and the POINT OF BEGINNING of the tract of land to be herein described; thence North 81 degrees 48 minutes 08 seconds West along said South line and along said North Right of Way line, a distance of 166.83 feet; thence Easterly along a curve to the left, tangent to the last described course, having a radius of 1974.08 feet and a central angle of 0 degrees 09 minutes 15 seconds, an arc distance of 5.22 feet; thence North 24 degrees 38 minutes 46 seconds East, 77.06 feet; thence North 83 degrees 28 minutes 14 seconds West, 162.29 feet; thence North 37 degrees 50 minutes 22 seconds East, 133.67 feet; thence North 39 degrees 02 minutes 48 seconds West, 59.17 feet; thence North 1 degrees 53 minutes 20 seconds West, 73.39 feet; thence Northeasterly along a curve to the right, having an initial tangent bearing of North 29 degrees 16 minutes 58 seconds East, a radius of 895.87 feet and a central angle of 41 degrees 34 minutes 36 seconds, an arc distance of 650.09 feet; thence South 72 degrees 47 minutes 34 seconds East, 197.30 feet; thence South 16 degrees 17 minutes 31 seconds East, 220.88 feet; thence North 73 degrees 12 minutes 46 seconds East, perpendicular to the last described course, 413.51 feet, more or less, to a point on the West Right of Way line of Missouri State Highway Route No. 269 (Chouteau Trafficway), as now established; thence South 21 degrees 05 minutes 05 seconds East along said West Right of Way, 150.42 feet, more or less, to a point; thence

Exhibit B - 88

South 73 degrees 12 minutes 46 seconds West, 453.93 feet, more or less, to a point; thence South 16 degrees 47 minutes 14 seconds East, perpendicular to the last described course, 75 feet; thence South 73 degrees 12 minutes 46 seconds West, perpendicular to the last described course, 120 feet; thence Southwesterly along a curve to the left, tangent to the last described course, having a radius of 370 feet and a central angle of 48 degrees 34 minutes 00 seconds, an arc distance of 313.63 feet; thence South 24 degrees 38 minutes 46 seconds West, tangent to the last described curve, 43.27 feet, more or less, to a point on the North Right of Way line of said Burlington Northern Railroad; thence Northwesterly along a curve to the right and along said North Right of Way line, having a radius of 1209.57 feet and a central angle of 1 degrees 52 minutes 23 seconds, an arc distance of 39.54 feet; thence North 81 degrees 48 minutes 08 seconds West, tangent to the last described curve and along said North Right of Way line, 117.06 feet to the POINT OF BEGINNING; LESS AND EXCEPT THAT PART, IF ANY, OF THE ABOVE-DESCRIBED PARCEL OF LAND WITHIN MISSOURI STATE HIGHWAY ROUTE NO. 210.

LEASED PARCEL V:

A tract of land in Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet; thence North 85 degrees 21 minutes 52 seconds East, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City by an instrument filed as Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southerly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southerly Right of Way line and along the Northerly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 315.37 feet to a point on the Northerly line of said Rock Creek Drainage Channel, being also a point on the Southerly line of a tract of land conveyed to Kansas City, Missouri, by Document No. A-77137 in Book 579 at Page 87 and the POINT OF BEGINNING of the strip of land to be herein described; thence North 89 degrees 15 minutes 11 seconds West along the Northerly line of said Channel 145.94 feet; thence North 52 degrees 40 minutes 25 seconds East, 124.52 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 430.87 feet and a central angle of 14 degrees 33 minutes 47 seconds, an arc distance of 109.52 feet; thence North 18 degrees 03 minutes 07 seconds East, 201.66 feet; thence North 65 degrees 21 minutes 14 seconds West, 25 feet; thence North 24 degrees 38 minutes 46 seconds East, perpendicular to the last course, 319.73 feet to a point on the Northeasterly line of the tract of land conveyed to said Kansas City, Missouri; thence South 20 degrees 32 minutes 48 seconds East along said Northeasterly line, 422.84 feet to a point; thence South 24 degrees 38 minutes 46 seconds West, 21.74 feet; thence North 65 degrees 21 minutes 14 seconds West, perpendicular to the last described course, 15 feet; thence South 41 degrees 20 minutes 43 seconds West, 104.40 feet; thence Southwesterly along a curve to the right, having an initial tangent bearing of South 24 degrees 38 minutes 46 seconds West, a radius of 625.87 feet and a central angle of 17 degrees 45 minutes 19 seconds, an arc distance of 193.95 feet to a point on the South line of said Kansas City, Missouri tract; thence North 89 degrees 15 minutes 11 seconds West along said South line, 154 feet to the POINT OF BEGINNING.

LEASED PARCEL VI:

A strip of land, being part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes

Exhibit B - 89

52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet to the POINT OF BEGINNING of the strip of land to be herein described; thence North 78 degrees 04 minutes 35 seconds West along said Southwesterly line, 99 feet; thence North 52 degrees 40 minutes 25 seconds East, 293.88 feet to a point on the Northeasterly Right of Way line of said Rock Creek Drainage Channel Right of Way, being also a point on the South line of a parcel of land conveyed to Kansas City, Missouri, by Document No. A-77137 in Book 579 at Page 87; thence South 89 degrees 15 minutes 11 seconds East along said South line and said Northeasterly Right of Way line, 232.77 feet; thence Southwesterly along a curve to the right, having an initial tangent bearing of South 44 degrees 13 minutes 47 seconds West, a radius of 595.87 feet and a central angle of 8 degrees 26 minutes 38 seconds, an arc distance of 87.82 feet; thence South 52 degrees 40 minutes 26 seconds West, tangent to the last described curve, 260.38 feet to a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way; thence North 78 degrees 04 minutes 35 seconds West along said Southwesterly Right of Way line, 99 feet to the POINT OF BEGINNING.

LEASED PARCEL VII:

A strip of land, being part of the Burlington Northern Railroad Right of Way, situate in Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southeasterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southeasterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet to a point; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 597.88 feet to a point on the South Right of Way line of said Burlington Northern Railroad and the POINT OF BEGINNING of said strip of land to be herein described; thence North 81 degrees 48 minutes 08 seconds West along said South Right of Way line, 156.40 feet; thence North 24 degrees 38 minutes 46 seconds East, 59.43 feet to a point on the North Right of Way line of said Burlington Northern Railroad Company; thence South 81 degrees 48 minutes 08 seconds East along said North Right of Way line, 273.46 feet; thence generally Easterly along a curve to the left and along said North Right of Way line, tangent to the last described course, having a radius of 1209.57 feet and a central angle of 1 degrees 52 minutes 23 seconds, an arc distance of 39.54 feet; thence South 24 degrees 38 minutes 46 seconds West, 59.90 feet to a point on said South Right of Way line; thence Westerly along a curve to the right and along said South Right of Way line, having an initial tangent bearing of North 82 degrees 49 minutes 25 seconds West, a radius of 1266.57 feet and a central angle of 1 degrees 01 minutes 16 seconds, an arc distance of 22.57 feet; thence North 81 degrees 48 minutes 08 seconds West, tangent to the last described curve, 133.89 feet to the POINT OF BEGINNING.

Exhibit B - 90

LEASED PARCEL VIII:

A strip of land, being part of the Norfolk & Western Railway Company Right of Way situate in Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southeasterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet to a point; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 553.04 feet to a point on the South Right of Way line of said Norfolk & Western Railway Company and the POINT OF BEGINNING of the strip of land to be herein described; thence North 81 degrees 48 minutes 08 seconds West along said South Right of Way 156.40 feet; thence North 24 degrees 38 minutes 46 seconds East, 44.83 feet to a point on the North Right of Way line of said Norfolk & Western Railway Company; thence South 81 degrees 48 minutes 08 seconds East along said North Right of Way line, 290.29 feet; thence Easterly along a curve to the left, tangent to the last described course and along said North Right of Way line, having a radius of 1266.57 feet and a central angle of 1 degrees 01 minutes 17 seconds, an arc distance of 22.58 feet; thence South 24 degrees 38 minutes 46 seconds West, 45.01 feet to a point on said South Right of Way line; thence Westerly along a curve to the left, having an initial tangent bearing of North 82 degrees 13 minutes 57 seconds West, a radius of 1309.57 feet and a central angle of 0 degrees 25 minutes 49 seconds, an arc distance of 9.83 feet; thence North 81 degrees 48 minutes 08 seconds West along said South Right of Way line, tangent to the last described curve, 146.58 feet to the POINT OF BEGINNING.

LEASED PARCEL IX:

All that part of Fractional Section 18, Township 50, Range 32 in North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk & Western Railway Co.; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City by Document No. D-46601 in Book 1257 at Page 930; thence continuing South 0 degrees 33 minutes 52 seconds West along the West line of said North Kansas City tract, a distance of 302.82 feet to the Northeast corner of Tract 1 of a Non-Exclusive Easement for Ingress & Egress granted by the document recorded as Document No. E-37416 in Book 1457 at Page 413 and the POINT OF BEGINNING of the tract of land to be herein described; thence continuing South 0 degrees 33 minutes 52 seconds West along said West line and the East line of said Non-Exclusive Easement, a distance of 210.78 feet to the Southeast corner of said Easement; thence South 86 degrees 25 minutes 36 seconds West along the South line of said Easement, 120.31 feet, more or less, to a point on the West line of a tract of land conveyed to Northtown Devco by

Exhibit B - 91

deed recorded as Document F-23163 in Book 1649 at Page 889; thence North 0 degrees 33 minutes 53 seconds East along said West line, 147.93 feet to a point on the Northwesterly line of said Non-Exclusive Easement; thence North 59 degrees 45 minutes 51 seconds East along said Northeasterly line, 139.70 feet to a point on the West line of said tract of land conveyed to North Kansas City and the POINT OF BEGINNING.

LEASED PARCEL X:

All that part of the Fractional Section 18, Township 50, Range 32 in North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 14 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk and Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet; thence South 0 degrees 33 minutes 52 seconds West, 346.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City by Document No. D-46601 in Book 1257 at Page 930; thence continuing South 0 degrees 33 minutes 52 seconds West along the West line of said North Kansas City tract, a distance of 302.82 feet to the Northeast corner of Tract 1 of a Non-Exclusive Easement for Ingress & Egress as recorded by Document No. E-37416 in Book 1547 at Page 413; thence continuing South 0 degrees 33 minutes 52 seconds West along said West line and the East line of said Non-Exclusive Easement, a distance of 210.78 feet to the Southeast corner of said Non-Exclusive Easement; thence South 86 degrees 25 minutes 36 seconds West along the South line of said Easement, 120.31 feet to a point on East line of a tract of land conveyed to Burlington Northern Railroad Company by Special Warranty Deed recorded in Book 419 at Page 2 and filed on June 5, 1947 and the POINT OF BEGINNING of the tract of land to be herein described; thence continuing South 86 degrees 25 minutes 36 seconds West along the South line of said Non-Exclusive Easement, a distance of 26.57 feet, more or less to a point on the East line of a tract of land conveyed to North Kansas City by Document No. B-62254 in Book 773 at Page 685; thence North 0 degrees 22 minutes 45 seconds East along said East line, being also the West line of said Non-Exclusive Easement, a distance of 133.78 feet, more or less to the Northwest corner of said Easement; thence North 59 degrees 45 minutes 47 seconds East along the Northwesterly line of said Easement 31.36 feet, more or less to a point on the East line of said Burlington Northern Railroad Company tract; thence South 0 degrees 33 minutes 52 seconds West along said East line, 147.92 feet; more or less to the POINT OF BEGINNING.

Harrah’s North Kansas - CEOC

TRACT 2:

All of Lots 1 through 33, both inclusive, and part of Lots 34 through 44, both inclusive, “PLAN OF RANDOLPH SUBDIVISION OF EXHIBITS “B”, “C”, “E” AND “F”; Part of Lot 6, Block 38; Part of Lots 1 through 5, and All of Lot 6, Block 39, “PLAN OF RANDOLPH”, both being subdivisions in Randolph, Clay County, Missouri, together with vacated Third Street, vacated Locust Street, and the vacated alleys lying therein, all being more particularly described as follows:

Beginning at the Northeast corner of said Lot 1, “PLAN OF RANDOLPH SUBDIVISION OF EXHIBITS “B”, “C”, “E”, AND “F”, said corner being the intersection of the Southerly Right of Way line of the Norfolk & Southern Railroad (formerly Wabash Railroad) and the West Right of Way line of Liberty Street, as both are now established; thence South 0 degrees 44 minutes 54 seconds West along the West Right of Way line of said Liberty Street, a distance of 500.92 feet to the Southeast corner of said Lot 6, Block 39, “PLAN OF RANDOLPH”; thence South 80 degrees 48 minutes 37 seconds West, along the South line of said Lot 6 and the South line of Lot 5 of said Block 39, a distance of 119.97 feet to a point on the Northerly Right of

Exhibit B - 92

Way line of the Birmingham Drainage District as established by Condemnation Case No. 7087 filed in the Circuit Court of Clay County; thence North 74 degrees 47 minutes 13 seconds West, along said Northerly Right of Way line, a distance of 495.29 feet; thence Northerly continuing along said Northerly Right of Way line of the Birmingham Drainage District, along a curve to the left, having an initial tangent bearing of North 72 degrees 34 minutes 03 seconds West, a radius of 672.93 feet, and a central angle of 1 degree 25 minutes 20 seconds an arc distance of 16.70 feet to a point on the East Right of Way line of Interstate Highway Route No. 435, as condemned by the State of Missouri in Case No. 33895 in the Circuit Court of Clay County, Missouri, as set forth in the Report of Commissioners filed for record December 30, 1966 under Document No. C-7308 in Book 917 at Page 600; thence North 2 degrees 17 minutes 24 seconds East, along said East Right of Way line, a distance of 286.87 feet to a point on the aforesaid Southerly Right of Way line of the Norfolk & Southern Railroad (formerly the Wabash Railroad); thence North 80 degrees 48 minutes 37 seconds East along said Southerly Right of Way line, a distance of 615.36 feet to the Point of Beginning.

Horseshoe Tunica - Mississippi

Parcel E

A tract of land lying in Section 2 and Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi and being more particularly described in its entirety as follows:

Commencing at the section corner between Sections 1, 2, 11 and 12, Township 3 South, Range 11 West in Tunica County, Mississippi; thence South 00 degrees 00 minutes 06 seconds East along the east line of said Section 11 a distance of 115.73 feet to a point in the north line of the Yazoo-Mississippi Delta Levee Board right-of-way; thence South 74 degrees 46 minutes 53 seconds west along said right-of-way a distance of 1386.40 feet to a found spindle being the southwestern most corner of the Sheraton Tunica Corporation property as recorded in Book B5, Page 113 in Chancery Clerk’s Office, said point being the POINT OF BEGINNING; thence South 74 degrees 46 minutes 53 seconds West along said right-of-way a distance of 53.33 feet to a found iron pin being the southeastern most corner of the Circus Mississippi, Inc. property as recorded in Book B5, Page 125 in said Chancery Clerk’s Office; thence along the east line of said Circus property the following calls: North 15 degrees 13 minutes 07 seconds West a distance of 74.00 feet to a found spindle; thence South 74 degrees 46 minutes 53 seconds West a distance of 404.49 feet to a found spindle; thence North 15 degrees 13 minutes 07 seconds West a distance of 489.42 feet to a found iron pin at a point on a curve; thence northeastwardly along a curve to the right having a radius of 599.00 feet, a central angle of 17 degrees 16 minutes 44 seconds, a chord bearing of North 50 degrees 50 minutes 14 seconds East, a chord distance of 179.98 feet, a distance along its arc of 180.63 feet to a found iron pin; thence North 15 degrees 14 minutes 08 seconds West a distance of 153.74 feet to a found spindle; thence North 74 degrees 45 minutes 52 seconds East a distance of 50.00 feet to a found spindle; thence North 15 degrees 14 minutes 08 seconds West a distance of 133.31 feet to a found spindle; thence North 57 degrees 14 minutes 08 seconds West a distance of 228.13 feet to a found spindle; thence North 32 degrees 45 minutes 52 seconds East a distance of 72.00 feet to a found spindle; thence North 57 degrees 14 minutes 08 seconds West a distance of 192.00 feet to a found spindle; thence South 32 degrees 45 minutes 52 seconds West a distance of 81.00 feet to a found spindle; thence North 58 degrees 17 minutes 44 seconds West a distance of 180.67 feet to a found iron pin in the east line of the Sheraton Tunica Corporation and Circus Mississippi, Inc. property as recorded in Book B5, Page 125 in Said Chancery Clerk’s Office; thence along the east line of Said Sheraton Circus property the following calls; North 27 degrees 20 minutes 40 seconds East a distance of 109.30 feet to a set spindle; thence North 39 degrees 45 minutes 35 seconds East a distance of 219.22 feet to a set spindle; thence North 86 degrees 56 minutes 55 seconds East a distance of 24.73 feet to a set spindle; thence North 78 degrees 43 minutes 42 seconds East a distance of 41.34 feet to a set spindle; thence North 11 degrees 54 minutes 55 seconds West a distance of 108.55 feet to a set iron pin; thence South 78 degrees 05 minutes 05 seconds West a distance of 246.70 feet to a set iron pin; thence

Exhibit B - 93

North 86 degrees 39 minutes 35 seconds West a distance of 172.42 feet to a set iron pin; thence South 87 degrees 16 minutes 30 seconds West a distance of 79.24 feet to a set iron pin; thence North 72 degrees 26 minutes 12 seconds West a distance of 79.07 feet to a set iron pin being the southwest corner of the Robinson Property Group Limited Partnership property as recorded in Book U5, Page 239 in said Chancery Clerk’s Office; thence North 74 degrees 46 minutes 53 seconds East along the south line of said Robinson Property Group property a distance of 1570.68 feet to an angle point in said south line, said point lying in the indefinite boundary between the State of Mississippi and the State of Arkansas; thence South 53 degrees 58 minutes 28 seconds East along said line a distance of 375.85 feet to a set iron pin in the west line of the Sheraton Tunica Corporation property as recorded in Book B5, Page 113 in Chancery Clerk’s Office; thence along said west line the following calls; thence South 61 degrees 16 minutes 10 seconds West a distance of 212.38 feet to a point; thence South 74 degrees 16 minutes 57 second. West a distance of 134.44 feet to a point; thence South 58 degrees 06 minutes 50 seconds West a distance of 211.04 feet to a set spindle; thence South 15 degrees 14 minutes 08 seconds East a distance of 376.84 feet to a set iron pin at a point of curvature; thence southwardly along a curve to the right having a radius of 119.44 feet, a central angle of 41 degrees 59 minutes 59 seconds, a chord bearing of South 05 degrees 45 minutes 52 seconds West, a chord distance of 85.60 feet, a distance along its arc of 87.55 feet to a set spindle at the point of tangency; thence South 26 degrees 45 minutes 51 seconds West a distance of 68.37 feet to a set iron pin at a point of curvature; thence southwardly along a curve to the left having a radius of 221.00 feet, a central angle of 21 degrees 25 minutes 41 seconds, a chord bearing of South 16 degrees 03 minutes 01 seconds West, a chord distance of 82.17 feet, a distance along its arc of 82.65 feet to a set iron pin at the point of tangency; thence South 05 degrees 20 minutes 10 seconds West a distance of 214.15 feet to a set spindle on a curve; thence eastwardly along a curve to the right having a radius of 500.01 feet, a central angle of 21 degrees 38 minutes 12 seconds, a chord bearing of South 78 degrees 26 minutes 53 seconds East, a chord distance of 187.70 feet, a distance along its arc of 188.82 feet to a set spindle; thence South 15 degrees 13 minutes 07 seconds East a distance of 455.96 feet to a set spindle; thence South 74 degrees 46 minutes 53 seconds West a distance of 353.13 feet to a set spindle; thence South 15 degrees 13 minutes 07 seconds East a distance of 74.00 feet to the POINT OF BEGINNING;

Together with that certain Easement for High Volume Crossing from Board of Levee Commissioners to Tunica County, Mississippi recorded in Book B5 at Page 180 and Agreement regarding same in Book A5 at Page 490, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on December 19, 2017 and known as Job No. 15-1344;

Together with that certain Grant of Easements and Declaration of Covenants recorded in Book B5 at Page 13, Amended in Book D5 at Page 479, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on December 19, 2017 and known as Job No. 15-1344.

Parcel G

A tract of land lying in Section 2, Township 3 South, Range 11 West, in Tunica County, Mississippi and being mare particularly described in its entirety as follows:

Commencing at the section corner between Sections 1, 2, 11 and 12, Township 3 South, Range 11 West in Tunica County, Mississippi; thence North 00 degrees 00 minutes 06 seconds West along the East line of said Section 2 a distance of 601.52 feet to a point in the northeast line of the Sheraton Tunica Corporation property as recorded in Book B5, Page 113 and Book L5, Page 605 in the Chancery Clerk’s Office of Tunica County, Mississippi, said point being on the indefinite boundary between the State of Arkansas and the State of Mississippi as shown on the Robinsonville, Miss—Ark U.S.G.S. Quadrangle Map for this area; thence North 53 degrees 58 minutes 28 seconds West along the northeast line of said Sheraton property and said indefinite State Boundary and the northeast line of the Robinson Property Group Limited Partnership property as recorded in Book J5, Page 452 in said Chancery Clerk’s Office a distance of 1417.21 feet to a

Exhibit B - 94

point being the northeast corner of said Robinson Property Group property, said point being the POINT OF BEGINNING, thence South 74 degrees 46 minutes 53 seconds West along the north line of said Robinson Property Group property a distance of 1570.68 Feet to a set iron pin in the northeast line of the Sheraton Tunica Corporation property as recorded in Book B5, Page 113 and Circus Mississippi, Inc. property as recorded in Book B5, Page 125 in said Chancery Clerk’s Office; thence along the northeast line of said Sheraton and Circus property the following calls:

North 42 degrees 00 minutes 42 seconds West a distance of 53.06 feet to a set iron pin;

North 31 degrees 14 minutes 39 seconds West a distance of 82.28 feet to a set iron pin;

North 41 degrees 55 minutes 11 seconds West a distance of 117.68 feet to a point;

North 55 degrees 11 minutes 19 seconds West a distance of 56.65 feet to a point;

thence North 74 degrees 46 minutes 53 seconds East along the south line of part of the C. Greg Robinson property as recorded in Book J5, Page 447 in said Chancery Clerk’s Office a distance of 800.42 feet to a point thence North 74 degrees 46 minutes 53 seconds East continuing along said south line a distance of 685.41 feet to a point on said indeterminate State Boundary; thence South 53 degrees 58 minutes 28 seconds East along said indeterminate State Boundary a distance of 352.64 feet to the POINT OF BEGINNING;

Together with that certain Easement for High Volume Crossing from Board of Levee Commissioners to Tunica County, Mississippi recorded in Book B5 at Page 180 and Agreement regarding same in Book A5 at Page 490, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on December 19, 2017 and known as Job No. 15-1344;

Together with that certain Grant of Easements and Declaration of Covenants recorded in Book B5 at Page 13, Amended in Book D5 at Page 479, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on December 19, 2017 and known as Job No. 15-1344.

Parcel F

Being the Robinson Property Group Limited Partnership property of record in Deed Book E5, Page 510 in the Chancery Clerk’s Office of Tunica County, Mississippi, lying in Section 8, Township 3 South, Range 10 West and being more particularly described as follows:

Commencing at the intersection of the northwest right-of-way of U.S. Highway 61 (285’ R.O.W.) and the south line of said Section 8, said point being North 89 degrees 53 minutes 57 seconds West of the southeast corner of said Section 8; thence North 45 degrees 37 minutes 58 seconds East along said northwest right-of-way a distance of 268.73 feet to the POINT OF BEGINNING; thence westwardly along a curve to the right having a radius of 255.00 feet, a central angle of 89 degrees 41 minutes 26 seconds, a chord bearing of North 89 degrees 31 minutes 19 seconds West, a chord distance of 359.65 feet, a distance along its arc of 399.18 feet to a point of tangency in the northeast right-of-way of Casino Center Drive (160’ R.O.W.); thence North 44 degrees 40 minutes 36 seconds West along said northeast right-of-way a distance of 73.11 feet to a set iron pin being the southeast corner of the Cottage Inn, Inc. property as recorded in Deed Book C5, Page 321 in said Chancery Clerk’s Office; thence North 45 degrees 49 minutes 24 seconds East along the southeast line of said Cottage Inn property a distance of 462.13 feet to a found railroad iron being the southeast corner of the J. Shea Leatherman, et al property as recorded in Deed Book U5, Page 11 in said Chancery Clerk’s Office; thence North 02 degrees 11 minutes 03 seconds East along the east line of said Leatherman property a distance of 263.80 feet to a found metal post being the southwest corner of the J. Shea Leatherman property as recorded in Deed Book U5, Page 11 in said Chancery Clerk’s Office; thence

Exhibit B - 95

South 44 degrees 22 minutes 02 seconds East along the south line of said Leatherman property a distance of 506.61 feet to a found metal post in the northwest right-of-way of said U.S. Highway 61; thence South 45 degrees 37 minutes 58 seconds West along said northwest right-of-way a distance of 398.25 feet to the POINT OF BEGINNING.

The above described property is the same property described in Deed Book E5, Page 508 in said Chancery Clerk’s Office.

Horseshoe Tunica - Arkansas

The following described land, situated in the County of Crittenden, State of Arkansas.

BEING A DESCRIPTION OF PART OF THE G.A. ROBINSON, III AND C. GREG ROBINSON PROPERTY AS RECORDED IN BOOK 561, PAGE 544 AT THE CRITTENDEN COUNTY CHANCERY COURT CLERKS OFFICE, LOCATED IN THE SE 1/4 AND THE SW 1/4 OF FRACTIONAL SECTION 23, TOWNSHIP 3 NORTH, RANGE 7 EAST, CRITTENDEN COUNTY, ARKANSAS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT AN IRON PIN AT THE SOUTHEAST CORNER OF FRACTIONAL SECTION 2, TOWNSHIP 3 SOUTH, RANGE 11 WEST, TUNICA COUNTY, MISSISSIPPI; THENCE N0°00’06’‘W ALONG THE EAST LINE OF SAID SECTION 2 A DISTANCE OF 601.52 FEET TO A POINT ON THE NORTHEAST LINE OF THE SHERATON TUNICA CORPORATION PROPERTY (BOOK B5, PAGE 113-TUNICA COUNTY COURT CLERKS OFFICE) AND CIRCUS MISSISSIPPI, INC. PROPERTY (BOOK B5, PAGE 125-TUNICA COUNTY COURT CLERKS OFFICE), SAID NORTHEAST LINE BEING THE. INDEFINITE BOUNDARY BETWEEN THE STATE OF MISSISSIPPI AND THE STATE OF ARKANSAS AS SHOWN ON THE ROBINSONVILLE, MISS-ARK. U.S.G.S. QUAD MAP FOR THIS AREA; THENCE N53°58’28’‘W ALONG THE NORTHEAST LINE OF THE SAID SHERATON / CIRCUS PROPERTY A DISTANCE OF 1041.36 FEET TO A POINT, SAID POINT BEING THE SOUTHEAST CORNER OF THE ROBINSON PROPERTY GROUP, L.P. PROPERTY (BOOK J5, PAGE 452-TUNICA COUNTY COURT CLERKS OFFICE), SAID POINT BEING THE POINT OF BEGINNING; THENCE N53°58’28’‘W ALONG THE SAID INDEFINITE STATE BOUNDARY LINE A DISTANCE OF 728.50 FEET TO A POINT; THENCE N74°46’53’‘E A DISTANCE OF 89.76 FEET TO A POINT; THENCE S53°58’28’‘E ALONG A LINE THAT IS 70.00 FEET NORTHEAST OF AND PARALLEL TO THE SAID INDEFINITE STATE BOUNDARY A DISTANCE OF 672.30 FEET TO A POINT; THENCE S36°01’32’‘W A DISTANCE OF 70.00 FEET TO THE POINT OF BEGINNING.

Parcel ID: 1011900500000;

(1.126 acres Buck Island #53)

Tunica Roadhouse

CASINO/HOTEL PROPERTY DESCRIPTION

Being a description of the Sheraton Tunica Corporation tract of land as recorded in Book B5, Page 113 and Book L5, Page 605, lying in Sections 2 and 11, Township 3 South, Range 11 West, Tunica County, Mississippi, and being more particularly described as follows:

Commencing at the Section corner between Sections 1, 2, 11 and 12, Township 3 South, Range 11 West Tunica County, Mississippi; thence
S00°00’06”E along the east line of said Section 11 a distance of 115.73 feet to a point on the north line of the Yazoo-Mississippi Delta Levee Board Right-of-Way; thence S74°46’53”W along said Levee Board Right-of-Way a distance of 705.41 feet to the point of beginning;

Exhibit B - 96

thence continuing S74°46’53”W along said Levee Board Right-of-Way a distance of 681.00 feet to a point; thence N15°13’07”W a distance of 74.00 feet to a point; thence N74°46’53”E a distance of 353.13 feet to a point; thence N15°13’07”W a distance of 455.96 feet to a point on a curve; thence along a curve to the left having a radius of 500.01 feet, an arc length of 188.82 feet (chord N78°26’53”W – 187.70 feet) to a point; thence N05°20’10”E a distance of 214.15 feet to a point of a curvature; thence along a curve to the right having a radius of 221.00 feet, an arc length of 82.65 feet (chord N16°03’01”E – 82.17 feet) to the point of tangency; thence N26°45’51”E a distance of 68.37 feet to a point of curvature; thence along a curve to the left having a radius 119.44 feet, an arc length of 87.55 feet (chord N05°45’52”E – 85.60 feet) to the point of tangency; thence N15°14’08”W a distance of 376.85 feet to a point; thence N58°06’50E a distance of 211.04 feet to a point; thence N74°16’57”E a distance of 134.44 feet to a point; thence
N61°16’10”E a distance of 212.38 feet to a point; thence S09°35’21E a distance of 360.87 feet to a point on a curve; thence along a curve to the right having a radius of 981.75 feet, an arc length of 283.49 feet (chord S37°41’34”E – 282.51 feet) to a point thence S54°08’03”E a distance of 676.40 feet to a point; thence S26°45’51”W a distance of 139.53 feet to a point; thence S76°57’31”W a distance of 563.30 feet to a point of curvature; thence along a curve to the left having a radius of 80.00 feet, an arc length of 128.70 feet (chord S30°52’12”W – 115.27 feet) to the point of tangency; thence
S15°13’07”E a distance of 195.43 feet to the point of beginning;

Together with that certain Easement for High Volume Crossing from Board of Levee Commissioners to Tunica County, Mississippi recorded in Book B5 at Page 180 and Agreement regarding same in Book A5 at Page 490, as shown on the survey by Blew & Associates, PA, Buckley Blew,
PLS No. 3264 dated March 21, 2016, last revised on October 5, 2017 and known as Job No. 15-1344;

Together with that certain Grant of Easements and Declaration of Covenants recorded in Book B5 at Page 13, Amended in Book D5 at Page 479, as shown on the survey by Blew & Associates, PA, Buckley Blew,
PLS No. 3264 dated March 21, 2016, last revised on October 5, 2017 and known as Job No. 15-1344.

TRACT 1 – PARCEL 4 PROPERTY DESCRIPTION

A tract of land lying in Sections 2 and 3, Township 3 South, Range 11 West, Tunica County, Mississippi, and being more particularly described as follows:

Commencing at the Section corner between Sections 1, 2, 11 and 12, Township 3 South, Range 11 West; thence S00°00’06”E along the east line of said Section 11 a distance of 115.73 feet to a point on the North line of the Yazoo-Mississippi Delta Levee Board Right-of-Way; thence S74°46’53”W along said Levee Board Right-of-Way a distance of 1979.90 feet to a point; thence S68°17’02”W continuing along said Levee Board Right-of-Way a distance of 786.60 feet to a point; thence leaving said Levee Board Right-of-Way N00°04’52”W a distance of 917.87 fee to the Point of Beginning, said point lies on the south line of the south line of Section 2; thence S89°48’46”W along said south line and the south line of Section 3 a distance of 4251.59 feet to a point on the top of the east bank of the Mississippi River; thence Northeastwardly along the top of said east bank the following distances and courses:

280.86’ – N59°24’57”E

174.65’ – N56°29’34”E

341.17’ – N62°57’12”E

101.50’ – N57°26’54”E

250.36’ – N64°16’58”E

Exhibit B - 97

350.31’ – N65°01’40”E

98.71’ – N63°16’36”E

126.78’ – N72°54’45”E

124.50’ – N85°52’26”E

59.92’ – N66°55’51”E

111.02’ – N47°00’53”E

253.05’ – N26°46’38”E

190.08 – N65°33’32”E

198.05’ – N52°40’53”E

364.66’ – N55°05’28”E

138.80’ – N53°22’53”E

187.72’ – N51°55’57”E

97.96’ – N35°30’21”E

99.75’ – N60°00’12”E

127.80’ – N55°52’21”E

267.54’ – N46°57’01”E

To the center line of a drainage ditch; thence southeastwardly along the centerline of said ditch the following distances and courses:

132.28’ – S43°02’59”E

117.31’ – S51°23’18”E

82.02’ – S31°43’00”E

100.17’ – S44°33’30”E

178.92’ – S48°50’43”E

58.02’ – S33°57’24”E

115.52’ – S42°32’21”E

155.61’ – S47°19’38”E

59.02’ – S34°11’01”E

Exhibit B - 98

83.85’ – S45°16’01”E

69.27’ – S34°10’27”E

62.93’ – S55°11’19”E

117.68’ – S41°55’11”E

82.28’ – S31°14’39”E

53.06’ – S42°00’42”E

79.07’ – S72°26’12”E

79.24’ – N87°16’30”E

172.42’ – S86°39’35”E

246.70’ – N78°05’05”E

To a point on the west line of the Robinson Property Group L.P. property; thence along the west line of the said Robinson Property Group L.P. property and along the west line of the Circus Mississippi, Inc. property the following distances and courses:

108.55’ – S11°54’55”E

41.34’ – S78°43’42”W

24.73’ – S86°56’55”W

219.22’ – S39°45’35”W

109.30’ – S27°20’39”W

194.79’ – S39°45’35”W

To a point of curvature; thence along a curve to the left having a radius of 175.00 feet, an arc length of 100.06 feet (chord S23°22’46”W – 98.70 feet) to a point; thence continuing along the west line of the Circus Mississippi, Inc. property the following distances and courses:

223.71’ – S67°28’55”W

142.42’ – S22°31’05”E

213.36’ – S00°04’52”E

To the Point of Beginning;

Together with that certain Grant of Easements and Declaration of Covenants recorded in Book B5 at Page 13, Amended in Book D5 at Page 479, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on October 5, 2017 and known as Job No. 15-1344.

Exhibit B - 99

TRACT 1 – PARCEL 5 PROPERTY DESCRIPTION

A tract of land lying in Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi, and being more particularly described as follows:

Commencing at the Section corner between Sections, 1, 2, 11 and 12, Township 3 South, Range 11 West; thence S00°00’06”E along the east line of said Section 11 a distance of 115.73 feet to a point on the north line of the Yazoo-Mississippi Delta Levee Board Right-of-Way; thence S74°46’53”W along said Levee Board Right-of-Way a distance of 1979.90 feet to a point; thence S68°17’02”W continuing along said Levee Board Right-of-Way a distance of 544.92 feet to the Point of Beginning; thence continuing S68°17’02”W along said Levee Board Right-of-Way a distance of 241.65 feet to a point; thence leaving said Levee Board Right-of-Way N00°04’52”W a distance of 198.49 feet to a point; thence S64°07’06”E along the Southwest line of the Circus Mississippi, Inc. property a distance of 249.87 feet to the point of beginning.

TRACT 1 – PARCEL 6 PROPERTY DESCRIPTION

A tract of land lying in Sections 1, 2, and 11, Township 3 South, Range 11 West, Tunica County, Mississippi, and being more particularly described as follows:

Beginning at the Section corner between Sections 1, 2, 11 and 12, Township 3 South, Range 11 West Tunica County, Mississippi; thence S00°00’06”E along the east line of said Section 11 a distance of 115.73 feet to a point on the north line of the Yazoo-Mississippi Delta Levee Board Right-of-Way; thence S74°46’53”W along said Levee Board Right-of-Way a distance of 705.41 feet to a point; thence N15°13’07”W a distance of 195.43 feet to a point of curvature; thence along a curve to the right having a radius of 80.00 feet, an arc length of 128.70 feet (chord N30°52’12”E – 115.27 feet) to the point of tangency; thence N76°57’31”E a distance of 563.30 feet to a point; thence N26°45’51”E a distance of 139.53 feet to a point; thence N54°08’03”W a distance of 676.40 feet to a point; thence along a curve to the left having a radius of 981.75 feet, an arc length of 283.49 feet (chord N37°41’34”W – 282.51 feet) to a point; thence N09°35’21”W a distance of 360.87 feet to a point; thence S53°58’28”E a distance of 1808.08 feet to a point; thence S62°21’18”E a distance of 318.16 feet to a point on the south line of said Section 1; thence S89°48’46”W along the south line of said Section 1 a distance of 901.92 feet to the point of beginning;

Together with that certain Forty foot easement for ingress and egress over and across Tract 1-Parcel 6, reserved by G. A. Robinson and C. Greg Robinson in Book V4 at Page 16 and Book V4 at Page 19, amended by Book A5 at Page 505, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on October 5, 2017 and known as Job No. 15-1344.

TRACT 2 – PARCEL 3 PROPERTY DESCRIPTION

A tract of land lying in Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi and being more particularly described as follows:

Beginning at a found rail post at the Section corner between Sections 11, 12, 13, 14, Township 3 South, Range 11 West; thence S89°47’40”W along the south line of said Section 11, a distance of 2635.24 feet to a concrete monument; thence N89°54’22”W a distance of 1319.97 feet to a concrete monument; thence N00°05’35”W a distance of 2205.45 feet to a set iron pin on the south line of the Yazoo-Mississippi Delta Levee Board Right-of-Way; thence northeastwardly along the south line of the said Levee Board Right-of-Way the following distances and courses:

379.58’ – N79°38’00”E

Exhibit B - 100

143.71’ – N58°00’59”E

140.00’ – S29°04’34”E

172.00’ – N60°55’26”E

100.00’ – N29°04’34”W

386.06’ – N52°57’35”E

342.68’ – N87°13’19”E

296.02’ – N04°02’28”E

361.58’ – N55°35’32”E

503.14’ – N68°23’41”E

469.38’ – N74°43’53”E

70.00’ – N10°53’34”W

49.12’ – N71°17’31”E

To a point on the west right-of-way line for Casino Center Drive (160.00 foot Public Right-of-Way); thence S06°17’24”W along the West line of said Casino Center Drive a distance of 146.21 feet to a point of curvature; thence continuing along the west line of said Casino Center Drive along a curve to the left having a radius of 1353.24 feet, an arc length 1132.50 feet (chord S17°41’05”E – 1099.74 feet) to a point; thence S89°59’54”W a distance of 450.35 feet to a set iron pin; thence S00°00’06”E a distance of 736.95 feet a set iron pin; thence N89°59’54”E a distance of 1502.44 feet to a point on the east line of said Section 11; thence S00°00’06”E along the east line of said Section 11 a distance of 1603.32 feet to the point of beginning.

Less and Except the Wetland Mitigation Parcel as recorded in Book A5, page 391 at said Clerks Office and being more particularly described as follows:

Commencing at a found rail post at the Section corner between Sections 11, 12, 13 and 14, Township 3 South, Range 11 West, Tunica County, Mississippi; thence S89°47’40”W along the south line of said Section 11 a distance of 1049.84 feet to a point; thence N00°12’20”W a distance of 30.00 feet to the point of beginning; thence S89°47’40”W parallel to and 30.00 feet north of the south line of Parcel 2 a distance of 1585.33 feet to a point; thence N89°54’22”W parallel to and 30.00 feet north of the south line of Parcel 2 a distance 179.66 feet to a point; thence N00°04’52”W a distance of 333.42 feet to a point; thence S80°44’00”E a distance of 1788.65 feet to a point; thence S00°12’20”E a distance of 40.00 feet to the point of beginning;

Together with that certain Grant of Easements and Declaration of Covenants recorded in Book B5 at Page 13, Amended in Book D5 at Page 479, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on October 5, 2017 and known as Job No. 15-1344.

Exhibit B - 101

TRACT 2 – PARCEL 4 PROPERTY DESCRIPTION

A tract of land lying in Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi and being more particularly described as follows:

Commencing at a found rail post at the Section corner between Sections 11, 12, 13, 14, Township 3 South, Range 11 West, thence N0°00’06”W along the east line of said Section 11 a distance of 2352.25 feet to the point of beginning; thence S89°59’54W a distance of 838.66 feet to a point on the east line of Casino Center Drive (160.00 foot public right-of-way); thence along the east line of said Casino Center Drive along a 1193.24 foot radius curve to the right an arc distance of 1131.79 feet (chord N20°52’57”W 1089.84 feet) to the point of tangency; thence N6°17’24”E and continuing along the east line of said Casino Center Drive a distance of 209.05 feet to a set iron pin on the south line of the Yazoo-Mississippi Delta Levee Board Right-of-Way; thence northeastwardly along the south line of the said Levee Board Right-of-Way the following courses and distances:

N80°25’43”E – 395.64 feet

N81°19’07”E – 254.21 feet

N63°30’30”E – 628.78 feet

To a point on the east line of said Section 11; thence S0°00’06”E along the east line of said Section 11 a distance of 1610.65 feet to the point of beginning;

Together with that certain Grant of Easements and Declaration of Covenants recorded in Book B5 at Page 13, Amended in Book D5 at Page 479, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on October 5, 2017 and known as Job No. 15-1344.

Caesars Atlantic City (Boardwalk Regency - Atlantic City)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF ATLANTIC CITY, COUNTY OF ATLANTIC, AND STATE OF NEW JERSEY, AND IS DESCRIBED AS FOLLOWS:

CAESAR’S CASINO HOTEL

BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF PACIFIC AVENUE (60.00’ WIDE) AND THE EASTERLY LINE OF CHRISTOPHER COLUMBUS BOULEVARD (FORMERLY KNOWN AS MISSOURI AVENUE ) (50.00’ WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE

1.    NORTH 62° 32’ 00” EAST IN AND ALONG THE SOUTHERLY LINE OF PACIFIC AVENUE A DISTANCE OF 350.60’ TO THE WESTERLY LINE OF ARKANSAS AVENUE (50.00’ WIDE); THENCE

2.    SOUTH 27° 28’ 00” EAST IN AND ALONG SAID LINE A DISTANCE OF 770.34’ TO A POINT IN THE CURVED INTERIOR LINE OF PARK; THENCE

3.    IN AND ALONG SAID INTERIOR LINE AND CURVING TO THE LEFT ALONG THE ARC OF A CIRCLE HAVING A RADIUS OF 1259.09’ AN ARC DISTANCE OF 24.862’ TO A POINT OF TANGENCY IN SAME; THENCE

4.    SOUTH 69° 09’ 33” WEST STILL IN AND ALONG SAME A DISTANCE OF 328.12’ TO THE EASTERLY LINE OF CHRISTOPHER COLUMBUS BOULEVARD; THENCE

Exhibit B - 102

5.    NORTH 27° 28’ 00” WEST IN AND ALONG SAME A DISTANCE OF 729.37’ TO THE POINT AND PLACE OF BEGINNING.

FOR INFORMATION PURPOSES ONLY: KNOWN AS LOTS 1 AND 2 IN BLOCK 41 AS SHOWN ON THE ATLANTIC CITY TAX MAP.

TOGETHER WITH THE BENEFICIAL EASEMENTS AS SET FORTH IN DECLARATION OF CROSS EASEMENTS BY AND BETWEEN BALLY’S PARK PLACE, INC. AND BOARDWALK REGENCY CORPORATION AS SET FORTH IN DEED BOOK 6619 PAGE 86.

AIR RIGHTS (PACIFIC AVENUE): (DEED BOOK 5052 PAGE 311)

BEGINNING AT A POINT AT ELEVATION 23’ M.S.L. ABOVE THE NORTHWESTERLY R.O.W. LINE OF PACIFIC AVENUE, SAID POINT BEING 67 FEET PLUS OR MINUS SOUTHWESTERLY ALONG THE NORTHWESTERLY R.O.W. LINE OF PACIFIC AVENUE FROM ITS INTERSECTION WITH THE SOUTHWESTERLY R.O.W. LINE OF ARKANSAS AVENUE; THENCE

1.    SOUTHEASTERLY AT RIGHT ANGLES TO PACIFIC AVENUE, 60.00 FEET TO A POINT VERTICALLY ABOVE THE SOUTHEASTERLY R.O.W. LINE OF PACIFIC AVENUE AT ELEVATION 23’ M.S.L.; THENCE

2.    SOUTHWESTERLY PARALLELING THE SOUTHEASTERLY R.O.W. LINE OF PACIFIC AVENUE AT AN ELEVATION OF 23’ M.S.L. A DISTANCE OF 22.00 FEET TO A POINT; THENCE

3.    NORTHWESTERLY AT RIGHT ANGLES TO PACIFIC AVENUE AND PARALLEL TO THE FIRST COURSE HEREIN 60.00 FEET TO A POINT AT ELEVATION 23’ M.S.L. VERTICALLY ABOVE THE NORTHWESTERLY R.O.W. LINE OF PACIFIC AVENUE; THENCE

4.    NORTHEASTERLY PARALLELING THE NORTHWESTERLY R.O.W. LINE OF PACIFIC AVENUE AT ELEVATION 23’ M.S.L. A DISTANCE OF 22.00 FEET TO THE POINT OF BEGINNING.

AIR RIGHTS (ARKANSAS AVENUE): (DEED BOOK 6182 PAGE 94)

BEGINNING AT A POINT AT AN ELEVATION OF 21.00’ (U.S.C & G.S.) (1927 DATUM) SAID POINT BEING DIRECTLY ABOVE THE NORTHWEST CORNER OF LOT 82 IN BLOCK 36. SAID POINT ALSO BEING 450.00 FEET SOUTHEASTERLY ALONG THE EASTERLY R.O.W. LINE OF ARKANSAS AVENUE FROM ITS INTERSECTION WITH THE SOUTHERLY R.O.W. LINE OF PACIFIC AVENUE AT THE STATED ELEVATION; THENCE

1.    FOLLOWING DIRECTLY ABOVE THE SAID EASTERLY R.O.W. LINE OF ARKANSAS AVENUE AT THE STATED ELEVATION SOUTH 27 DEGREES 28 MINUTES EAST, A DISTANCE OF 223.19 FEET TO A POINT, THENCE

2.    CONTINUING AT THE STATED ELEVATION AND AT RIGHT ANGLES TO SAID ARKANSAS AVENUE SOUTH 62 DEGREES 32 MINUTES WEST, A DISTANCE OF 50.00 FEET TO A POINT AT SAID ELEVATION DIRECTLY ABOVE THE WESTERLY R.O.W. LINE OF ARKANSAS AVENUE; THENCE

Exhibit B - 103

3.    CONTINUING AT THE STATED ELEVATION DIRECTLY ABOVE THE WESTERLY R.O.W. LINE OF ARKANSAS AVENUE, PARALLEL TO THE FIRST COURSE HEREIN NORTH 27 DEGREES 28 MINUTES WEST, A DISTANCE OF 223.19 FEET; THENCE

4.    CONTINUING AT THE STATED ELEVATION AND AT RIGHT ANGLES TO SAID WESTERLY R.O.W. LINE NORTH 62 DEGREES 32 MINUTES EAST, A DISTANCE OF 50.00 FEET TO THE POINT OF BEGINNING.

CENTURION TOWER:

BEGINNING AT A POINT IN THE EASTERLY LINE OF ARKANSAS AVENUE (50.00’ WIDE) IN THE SOUTHERLY LINE OF LOT 1 IN BLOCK 42, SAID POINT BEING SOUTH 27° 28’ 00” EAST A DISTANCE OF 450.00’ FROM THE SOUTHERLY LINE OF PACIFIC AVENUE (60.00’ WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE

1.    NORTH 62° 32’ 00” EAST IN AND ALONG THE SOUTHERLY LINE OF LOT 1, PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 187.50’ TO A POINT; THENCE

2.    SOUTH 27° 28’ 00” EAST PARALLEL WITH ARKANSAS AVENUE A DISTANCE OF 50.00’ TO A POINT; THENCE

3.    NORTH 62° 32’ 00” EAST PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 12.50’ TO A POINT; THENCE

4.    SOUTH 27° 28’ 00” EAST PARALLEL WITH ARKANSAS AVENUE A DISTANCE OF 173.19’ TO A POINT; THENCE

5.    SOUTH 62° 32’ 00” WEST PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 200.00’ TO THE EASTERLY LINE OF ARKANSAS AVENUE; THENCE

6.    NORTH 27° 28’ 00” WEST IN AND ALONG SAME A DISTANCE OF 223.19’ TO THE POINT AND PLACE OF BEGINNING.

FOR INFORMATION PURPOSES ONLY: KNOWN AS LOT 4.01 IN BLOCK 42 AS SHOWN ON THE ATLANTIC CITY TAX MAP.

TOGETHER WITH AND SUBJECT TO A RIGHT-OF-WAY FOR INGRESS AND EGRESS IN AND OVER THE FOLLOWING DESCRIBED PARCEL:

BEGINNING AT A POINT IN THE EASTERLY LINE OF ARKANSAS AVENUE, 663.19 FEET SOUTHWARDLY OF THE SOUTHERLY LINE OF PACIFIC AVENUE AND EXTENDING; THENCE

1.    EASTWARDLY, PARALLEL WITH PACIFIC AVENUE, 129.0 FEET; THENCE

2.    SOUTHWARDLY, PARALLEL WITH ARKANSAS AVENUE, 5.0 FEET; THENCE

3.    EASTWARDLY, PARALLEL WITH PACIFIC AVENUE, 11.0 FEET; THENCE

4.    SOUTHWARDLY, PARALLEL WITH ARKANSAS AVENUE, 16.5 FEET; THENCE

5.    WESTWARDLY, PARALLEL WITH PACIFIC AVENUE, 11.0 FEET; THENCE

Exhibit B - 104

6.    NORTHWARDLY, PARALLEL WITH ARKANSAS AVENUE, 11.5 FEET; THENCE

7.    WESTWARDLY, PARALLEL WITH PACIFIC AVENUE, 129.0 FEET TO THE EASTERLY LINE OF ARKANSAS AVENUE; THENCE

8.    NORTHWARDLY IN AND ALONG THE EASTERLY LINE OF ARKANSAS AVENUE, 10.0 FEET TO THE POINT AND PLACE OF BEGINNING.

TOGETHER WITH THE BENEFICIAL EASEMENTS AS SET FORTH IN DECLARATION OF CROSS EASEMENTS BY AND BETWEEN BALLY’S PARK PLACE, INC. AND BOARDWALK REGENCY CORPORATION AS SET FORTH IN DEED BOOK 6619 PAGE 86.

OCEAN ONE PIER (THE PIER AT CAESARS):

BEGINNING AT A POINT IN THE WESTERLY LINE OF ARKANSAS AVENUE (50.00’ WIDE) SAID POINT BEING 770.34’ SOUTH OF THE SOUTHERLY LINE OF PACIFIC AVENUE (60.00’ WIDE). SAID POINT ALSO BEING IN THE NORTHERLY LINE OF THE BOARDWALK RIGHT-OF-WAY (60.00’ WIDE), SAID POINT ALSO BEING IN THE INTERIOR LINE OF PARK AND EXTENDING FROM SAID BEGINNING POINT; THENCE

1.    SOUTH 27° 28’ 00” EAST IN AND ALONG THE EXTENDED WESTERLY LINE OF ARKANSAS AVENUE A DISTANCE OF 1229.66’ TO A POINT IN THE RIPARIAN COMMISSIONERS EXTERIOR LINE. SAID LINE BEING 2000.00’ SOUTH OF THE SOUTHERLY LINE OF PACIFIC AVENUE; THENCE

2.    SOUTH 62° 32’ 00” WEST IN AND ALONG SAID RIPARIAN COMMISSIONERS EXTERIOR LINE PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 40.00’ TO A POINT; THENCE

3.    SOUTH 27° 28’ 00” EAST PARALLEL WITH THE EXTENDED WESTERLY LINE OF ARKANSAS AVENUE A DISTANCE OF 430.00’ TO THE PIERHEAD LINE OF A RIPARIAN GRANT RECORDED IN DEED BOOK 716, PAGE 471, SAID POINT BEING 2430.00’ SOUTH OF THE SOUTHERLY LINE OF PACIFIC AVENUE; THENCE

4.    SOUTH 62° 32’ 00” WEST IN AND ALONG SAID PIERHEAD LINE, PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 125.00’ TO A POINT; THENCE

5.    NORTH 27° 28’ 00” WEST AND PARALLEL WITH THE EXTENDED WESTERLY LINE OF ARKANSAS AVENUE A DISTANCE OF 430.00’ TO A POINT IN THE AFORESAID RIPARIAN COMMISSIONERS EXTERIOR; THENCE

6.    SOUTH 62° 32’ 00” WEST IN AND ALONG SAID RIPARIAN COMMISSIONERS EXTERIOR LINE AND PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 35.60’ TO A POINT; THENCE

7.    NORTH 27° 28’ 00” WEST AND PARALLEL WITH THE EXTENDED WESTERLY LINE OF ARKANSAS AVENUE A DISTANCE OF 1253.207’ TO A POINT IN THE AFORESAID NORTHERLY LINE OF THE BOARDWALK AND THE INTERIOR LINE OF PARK; THENCE

8.    NORTH 69° 09’ 33” EAST IN AND ALONG SAID LINE A DISTANCE OF 177.117’ TO A POINT OF CURVATURE; THENCE

Exhibit B - 105

9.    STILL ALONG SAID LINE IN A NORTHEASTWARDLY DIRECTION CURVING TO THE RIGHT ALONG THE ARC OF A CIRCLE HAVING A RADIUS OF 1259.09’ AN ARC DISTANCE OF 24.862’ TO THE POINT AND PLACE OF BEGINNING.

FOR INFORMATION PURPOSES ONLY: KNOWN AS LOTS 93, 93-B01, 93-B02, 93-B03, 93-B04, 93-B-05, 93-B06, 93-B10, 93-B11, 93-B12, 93-B13, 93-B14 AND 93.01 IN BLOCK 1 (INCLUDING THE BOARDWALK RIGHT-OF-WAY) AS SHOWN ON THE ATLANTIC CITY TAX MAP

CAESARS GARAGE 1:

BEGINNING AT THE INTERSECTION OF THE EASTERLY LINE OF MISSOURI AVENUE (50.00’ WIDE) AND THE NORTHERLY LINE OF PACIFIC AVENUE (60.00’ WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE

1.    NORTH 27° 28’ 00” WEST IN AND ALONG THE EASTERLY LINE OF MISSOURI AVENUE A DISTANCE OF 93.50’ TO A POINT IN THE SOUTHERLY LINE OF LOT 9; THENCE

2.    NORTH 62° 32’ 00” EAST PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 50.00’ TO A POINT; THENCE

3.    NORTH 27° 28’ 00” WEST PARALLEL WITH MISSOURI AVENUE A DISTANCE OF 56.50’ TO A POINT; THENCE

4.    SOUTH 62° 32’ 00” WEST PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 50.00’ TO A POINT IN THE EASTERLY LINE OF MISSOURI AVENUE; THENCE

5.    NORTH 27° 28’ 00” WEST IN AND ALONG SAME A DISTANCE OF 290.00’ TO A POINT IN THE SOUTHERLY LINE OF LOT 1; THENCE

6.    NORTH 62° 32’ 00” EAST IN AND ALONG SAME AND PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 25.00’ TO A POINT; THENCE

7.    NORTH 27° 28’ 00” WEST PARALLEL WITH MISSOURI AVENUE A DISTANCE OF 43.43’ TO A POINT; THENCE

8.    SOUTH 52° 41’ 04” EAST A DISTANCE OF 55.47’ TO A POINT; THENCE

9.    SOUTH 87° 59’ 50” EAST A DISTANCE OF 67.58’ TO A POINT; THENCE

10.    NORTH 62° 32’ 00” EAST PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 243.13’ TO A POINT IN THE WESTERLY LINE OF ARKANSAS AVENUE (50.00’ WIDE); THENCE

11.    SOUTH 27° 28’ 00” EAST IN AND ALONG SAME A DISTANCE OF 400.00’ TO THE NORTHWEST LINE OF PACIFIC AVENUE; THENCE

12.    SOUTH 62° 32’ 00” WEST IN AND ALONG SAME A DISTANCE OF 350.60’ TO THE POINT AND PLACE OF BEGINNING.

FOR INFORMATION PURPOSES ONLY: KNOWN AS LOT 1.02 IN BLOCK 161 AS SHOWN ON THE ATLANTIC CITY TAX MAP.

NOTE: LOT 7 IS NO LONGER A MATTER OF RECORD.

Exhibit B - 106

CAESARS GARAGE 2:

BEGINNING AT THE INTERSECTION OF THE WESTERLY LINE OF MICHIGAN AVENUE (50.00’ WIDE) AND THE NORTHERLY LINE OF PACIFIC AVENUE (60.00’ WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE

1.    SOUTH 62° 32’ 00” WEST IN AND ALONG THE NORTHERLY LINE OF PACIFIC AVENUE A DISTANCE OF 350.00’ TO THE EASTERLY LINE OF ARKANSAS AVENUE (50.00’ WIDE); THENCE

2.    NORTH 27° 28’ 00” WEST IN AND ALONG SAME A DISTANCE OF 414.00’ TO THE SOUTHERLY LINE OF LOTS FRONTING ON ATLANTIC AVENUE (100.00’ WIDE); THENCE

3.    NORTH 62° 32’ 00” EAST IN AND ALONG SAME, PARALLEL WITH ATLANTIC AVENUE A DISTANCE OF 350.00’ TO THE WESTERLY LINE OF MICHIGAN AVENUE; THENCE

4.    SOUTH 27° 28’ 00” EAST IN AND ALONG SAME A DISTANCE OF 414.00’ TO THE POINT AND PLACE OF BEGINNING.

FOR INFORMATION PURPOSES ONLY: KNOWN AS LOTS 1.02 AND 1.03 IN BLOCK 159 AS SHOWN ON THE ATLANTIC CITY TAX MAP

CAESARS SURFACE PARKING:

BEING KNOWN AND DESIGNATED AS LOT 21.02 IN BLOCK 157 AS SHOWN ON A MAP ENTITLED “MINOR SUBDIVISION PLAN, BLOCK 157, LOT 21, CITY OF ATLANTIC CITY, ATLANTIC COUNTY, NJ” PREPARED BY ARTHUR W. PONZIO COMPANY AND ASSOCIATES, INC, DATED JUNE 27, 2013, LAST REVISED DECEMBER 12, 2013 AND FILED IN THE ATLANTIC COUNTY CLERK’S OFFICE ON MAY 29, 2014 AS MAP NO 2014030575.

TOGETHER WITH DEED OF EASEMENT FOR PARKING AND ACCESS FROM CASINO REINVESTMENT DEVELOPMENT AUTHORITY TO BOARDWALK REGENCY CORPORATION, DATED DECEMBER 27, 2013, RECORDED JANUARY 7, 2014 AS INSTRUMENT NO 2014001024.

FOR INFORMATION PURPOSES ONLY: KNOWN AS LOT 21.01 IN BLOCK 157 AS SHOWN ON THE ATLANTIC CITY TAX MAP.

Atlantic City (Caesars New Jersey)

CAESAR’S EGG HARBOR

BEGINNING AT A POINT IN THE NORTHEASTERLY LINE OF EAST ATLANTIC AVENUE A DISTANCE OF 1500 FEET NORTHWESTWARDLY FROM THE FORMER CENTERLINE OF FIRST AVENUE (NOW VACATED) AND EXTENDING; THENCE

1.    NORTHWESTWARDLY IN AND ALONG THE SAID NORTHWESTERLY LINE OF EAST ATLANTIC AVENUE A DISTANCE OF 355.49 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF GARDEN STATE PARKWAY; THENCE

Exhibit B - 107

2.    IN AND ALONG SAME, MAKING AN INTERIOR ANGLE WITH THE PREVIOUS COURSE OF 119 DEGREES 37 MINUTES AND 25 SECONDS A DISTANCE OF 807.29 FEET IN THE SOUTHWESTERLY LINE OF DELILAH ROAD; THENCE

3.    SOUTHEASTWARDLY IN AND ALONG SAME, MAKING AN INTERIOR ANGLE OF 90 DEGREES 58 MINUTES 40 SECONDS A DISTANCE OF 876.61 FEET TO THE CORNER OF LOT 9 IN BLOCK 402-1, ALSO BEING THE FORMER EXTENDED CENTERLINE OF UIBEL AVENUE; NOW VACATED; THENCE

4.    WESTWARDLY IN AND ALONG SAME, MAKING AN INTERIOR ANGLE OF 59 DEGREES 23 MINUTES AND 55 SECONDS A DISTANCE OF 1148.02 FEET TO THE NORTHEASTERLY LINE OF EAST ATLANTIC AVENUE AND POINT AND PLACE OF BEGINNING

EXCEPTING THEREOUT AND THEREFROM THOSE PORTIONS OF LOTS IN BLOCKS 21-D, AND 28-D OF THE PLEASANTVILLE TERRACE THAT ARE CONTAINED WITHIN THE GARDEN STATE PARKWAY RIGHT-OF-WAY AS SHOWN ON PLAN SHEETS 7 AND 8, SECTION 11, GARDEN STATE PARKWAY.

KNOWN AND DESIGNATED AS LOT 1 BLOCK 901 IN THE TOWNSHIP OF EGG HARBOR, ATLANTIC COUNTY, NEW JERSEY

Bally’s Atlantic City

BALLYS PARK PLACE HOTEL:

ALL THAT CERTAIN LOT, TRACT, OR PARCEL OF LAND AND PREMISES SITUATE, LYING, AND BEING IN THE CITY OF ATLANTIC CITY, COUNTY OF ATLANTIC, AND STATE OF NEW JERSEY, BOUNDED AND

DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF POP LLOYD BOULEVARD (74.00’ WIDE) AND THE EASTERLY LINE OF MICHIGAN AVENUE (50.00’ WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE

1.    NORTH 62° 32’ 00” EAST IN AND ALONG THE SOUTHERLY LINE OF POP LLOYD BOULEVARD A DISTANCE OF 402.35’ TO A POINT; THENCE

2.    NORTH 27° 28’ 00” WEST PARALLEL WITH MICHIGAN AVENUE A DISTANCE OF 84.00’ TO THE NORTH LINE OF LOT 4 IN BLOCK 44; THENCE

3.    NORTH 62° 32’ 00” EAST A DISTANCE OF 145.60’ TO THE WEST LINE OF PARK PLACE (60.00’ WIDE); THENCE

4.    SOUTH 27° 28’ 00” EAST IN AND ALONG SAME A DISTANCE OF 615.31’ TO A POINT IN THE CURVED INTERIOR LINE OF PARK; THENCE

5.    SOUTHWESTWARDLY IN AND ALONG SAME AND CURVING TO THE LEFT ALONG THE ARC OF A CIRCLE HAVING A RADIUS OF 1679.20’ AN ARC DISTANCE OF 20.05’ TO A POINT OF TANGENCY IN SAME; THENCE

Exhibit B - 108

6.    SOUTH 73° 42’ 26.6” WEST STILL IN AND ALONG SAME A DISTANCE OF 538.51’ TO THE EASTERLY LINE OF MICHIGAN AVENUE; THENCE

7.    NORTH 27° 28’ 00” WEST IN AND ALONG SAME A DISTANCE OF 422.95’ TO THE POINT AND PLACE OF BEGINNING.

LESS AND EXCEPT THE FOLLOWING DESCRIBED PARCEL:

BEGINNING AT A POINT IN THE EASTERLY LINE OF MICHIGAN AVENUE (950 FEET WIDE) DISTANT 715.20 FEET AS MEASURED ALONG THE EASTERLY LINE OF MICHIGAN AVENUE FROM THE SOUTHERLY LINE OF PACIFIC AVENUE (60 FEET WIDE) THENCE FROM SAID BEGINNING POINT;

1.    EASTERLY, PARALLEL WITH PACIFIC AVENUE, 59.50 FEET TO A POINT; THENCE

2.    SOUTHERLY, PARALLEL WITH MICHIGAN AVENUE, 33.00 FEET TO A DRILL HOLE; THENCE

3.    EASTERLY, PARALLEL WITH PACIFIC AVENUE, 76.85 FEET TO A NAIL; THENCE

4.    SOUTHERLY, PARALLEL WITH MICHIGAN AVENUE, 21.12 FEET TO A NAIL; THENCE

5.    EASTERLY, PARALLEL WITH PACIFIC AVENUE, 66.00 FEET TO A POINT WHICH IS DISTANT 150 FEET WESTERLY OF THE WESTERLY LINE OF OHIO AVENUE (50 FEET WIDE); THENCE

6.    SOUTHERLY, PARALLEL WITH MICHIGAN AVENUE, 1230.68 FEET TO THE EXTERIOR LINE IN THE ATLANTIC OCEAN ESTABLISHED BY THE RIPARIAN COMMISSIONERS OF NEW JERSEY; THENCE

7.    WESTERLY, PARALLEL WITH PACIFIC AVENUE, IN AND ALONG SAID EXTERIOR LINE, 202.35 FEET TO THE EASTERLY LINE OF MICHIGAN AVENUE IF SAME WERE EXTENDED SOUTHERLY; THENCE

8.     NORTHERLY, IN AND ALONG THE EASTERLY LINE OF MICHIGAN AVENUE, IF EXTENDED, 1284.80 FEET TO THE POINT AND PLACE OF BEGINNING

Together with the beneficial easement rights as set forth in Access and Parking Agreement recorded in VOL 13723 CFN#201412082.

Together with the beneficial easement rights as set forth in Easement Agreement Recorded in VOL 13724 CFN #2014012083.

FOR INFORMATION PURPOSES ONLY: KNOWN AS LOTS 1 & 3 IN BLOCK 45 AND LOT 4 IN BLOCK 44 AS SHOWN ON THE ATLANTIC CITY TAX MAP

Exhibit B - 109

BOARDWALK PARCEL:

ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE CITY OF ATLANTIC CITY, COUNTY OF ATLANTIC, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE EASTERLY LINE OF MICHIGAN AVENUE (50 FEET WIDE) DISTANT 715.20 FEET AS MEASURED ALONG THE EASTERLY LINE OF MICHIGAN AVENUE FROM THE SOUTHERLY LINE OF PACIFIC AVENUE (60 FEET WIDE) THENCE FROM SAID BEGINNING POINT;

1.     NORTH 62 DEGREES 32 MINUTES 00 SECONDS EAST, PARALLEL WITH PACIFIC AVENUE, 59.50 FEET TO A POINT; THENCE

2.     SOUTH 27 DEGREES 28 MINUTES 00 SECONDS EAST, PARALLEL WITH MICHIGAN AVENUE, 33.00 FEET TO A POINT; THENCE

3.     NORTH 62 DEGREES 32 MINUTES 00 SECONDS EAST, PARALLEL WITH PACIFIC AVENUE, 76.85 FEET TO A POINT; THENCE

4.     SOUTH 27 DEGREES 28 MINUTES 00 SECONDS EAST, PARALLEL WITH MICHIGAN AVENUE, 21.12 FEET TO A POINT; THENCE

5.     NORTH 62 DEGREES 32 MINUTES 00 SECONDS EAST, PARALLEL WITH PACIFIC AVENUE, 66.00 FEET; THENCE

6.     SOUTH 27 DEGREES 28 MINUTES 00 SECONDS EAST, PARALLEL WITH MICHIGAN AVENUE, A DISTANCE OF 1230.68 FEET TO A POINT IN THE RIPARIAN COMMISSIONERS LINE 2000 FEET SOUTH OF PACIFIC AVENUE; THENCE

7.     SOUTH 62 DEGREES 32 MINUTES 00 SECONDS WEST IN AND ALONG SAME A DISTANCE OF 202.35 FEET TO A POINT IN THE EAST LINE OF MICHIGAN AVENUE IF EXTENDED; THENCE

8.     NORTH 27 DEGREES 28 MINUTES 00 SECONDS WEST, IN AND ALONG SAME A DISTANCE OF 1284.80 FEET TO THE POINT AND PLACE OF BEGINNING.

Together with the beneficial easement rights as set forth in Access and Parking Agreement recorded in VOL 13723 CFN#201412082.

Together with the beneficial easement rights as set forth in Easement Agreement Recorded in VOL 13724 CFN #2014012083.

FOR INFORMATION PURPOSES ONLY: KNOWN AS LOTS 5 IN BLOCK 45 AS SHOWN ON THE ATLANTIC CITY TAX MAP. NOTE: Lands lying waterward of the Interior Line of the Public Park are assessed to the City of Atlantic City as Tax Lot 98 Block 1)

BALLY PARK PLACE GARAGE:

ALL THAT CERTAIN LOT, TRACT, OR PARCEL OF LAND AND PREMISES SITUATE, LYING, AND BEING IN THE CITY OF ATLANTIC CITY, COUNTY OF ATLANTIC, AND STATE OF NEW JERSEY, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF PACIFIC AVENUE (60.00’ WIDE) AND THE EASTERLY LINE OF MICHIGAN AVENUE (50.00’ WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE

Exhibit B - 110

1.    NORTH 62° 32’ 00” EAST IN AND ALONG THE SOUTHERLY LINE OF PACIFIC AVENUE A DISTANCE OF 352.35’ TO THE WESTERLY LINE OF OHIO AVENUE (50.00’ WIDE); THENCE

2.    SOUTH 27° 28’ 00” EAST IN AND ALONG SAME A DISTANCE OF 360.00’ TO A POINT IN THE NORTHERLY LINE OF POP LLOYD BOULEVARD (74.00’ WIDE); THENCE

3.    SOUTH 62° 32’ 00” WEST PARALLEL IN AND ALONG SAME A DISTANCE OF 352.35’ TO THE EASTERLY LINE OF MICHIGAN AVENUE; THENCE

4.    NORTH 27° 28’ 00” WEST IN AND ALONG SAME A DISTANCE OF 360.00’ TO THE POINT AND PLACE OF BEGINNING.

Together with the beneficial easement rights as set forth in Access and Parking Agreement recorded in VOL 13723 CFN#201412082.

Together with the beneficial easement rights as set forth in Easement Agreement Recorded in VOL 13724 CFN #2014012083.

FOR INFORMATION PURPOSES ONLY: KNOWN AS LOT 1 IN BLOCK 43 AS SHOWN ON THE ATLANTIC CITY TAX MAP

WILD WEST CASINO:

ALL THAT CERTAIN LOT, TRACT, OR PARCEL OF LAND AND PREMISES SITUATE, LYING, AND BEING IN THE CITY OF ATLANTIC CITY, COUNTY OF ATLANTIC, AND STATE OF NEW JERSEY, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF PACIFIC AVENUE (60.00’ WIDE) AND THE EASTERLY LINE OF ARKANSAS AVENUE (50.00’ WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE

1.    NORTH 62° 32’ 00” EAST IN AND ALONG THE SOUTHERLY LINE OF PACIFIC AVENUE A DISTANCE OF 350.00’ TO THE WESTERLY LINE OF MICHIGAN AVENUE (50.00’ WIDE); THENCE

2.    SOUTH 27° 28’ 00” EAST IN AND ALONG SAME A DISTANCE OF 847.08’ TO A POINT IN THE INTERIOR LINE OF PARK; THENCE

3.    SOUTH 73° 42’ 27” WEST IN AND ALONG SAME A DISTANCE OF 332.25’ TO A POINT OF CURVATURE IN SAME; THENCE

4.    STILL IN AND ALONG SAME AND CURVING TO THE LEFT ALONG THE ARC OF A CIRCLE HAVING A RADIUS OF 1259.09’ AN ARC DISTANCE OF 24.86’ TO THE EASTERLY LINE OF ARKANSAS AVENUE; THENCE

5.    NORTH 27° 28’ 00” WEST IN AND ALONG SAME A DISTANCE OF 105.00’ TO THE SOUTHERLY LINE OF LOT 4.01 IN BLOCK 43; THENCE

6.    NORTH 62° 32’ 00” EAST IN AND ALONG SAME, PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 200.00’ TO A POINT; THENCE

Exhibit B - 111

7.    NORTH 27° 28’ 00” WEST PARALLEL WITH ARKANSAS AVENUE A DISTANCE OF 173.19’ TO A POINT; THENCE

8.    SOUTH 62° 32’ 00” WEST PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 12.50’ TO A POINT; THENCE

9.    NORTH 27° 28’ 00” WEST PARALLEL WITH ARKANSAS AVENUE A DISTANCE OF 50.00’ TO A POINT; THENCE

10.    SOUTH 62° 32’ 00” WEST PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 187.50’ TO THE WESTERLY LINE OF ARKANSAS AVENUE; THENCE

11.    NORTH 27° 28’ 00” WEST IN AND ALONG SAME A DISTANCE OF 450.00’ TO THE POINT AND PLACE OF BEGINNING.

Together with the beneficial easement rights as set forth in Declaration of Cross Easements recorded in Deed Book 6619, page 86.

FOR INFORMATION PURPOSES ONLY: KNOWN AS LOT 1 IN BLOCK 42 AS SHOWN ON THE ATLANTIC CITY TAX MAP.

HUMMOCK AVENUE PARCEL:

ALL THAT CERTAIN LOT, TRACT, OR PARCEL OF LAND AND PREMISES SITUATE, LYING, AND BEING IN THE CITY OF ATLANTIC CITY, COUNTY OF ATLANTIC, AND STATE OF NEW JERSEY, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTH LINE OF HUMMOCK AVENUE (50.00’ WIDE) A DISTANCE OF 252.76’ SOUTHWEST OF OHIO AVENUE (50.00’ WIDE) AND EXTENDING; THENCE

1.    NORTH 62° 32’ 00” EAST IN AND ALONG THE SOUTHERLY LINE OF HUMMOCK AVENUE A DISTANCE OF 69.76’ TO A POINT; THENCE

2.    SOUTH 27° 28’ 00” EAST PARALLEL WITH OHIO AVENUE AND AT RIGHT ANGLES TO HUMMOCK AVENUE A DISTANCE OF 121.00’ TO A POINT; THENCE

3.    SOUTH 62° 32’ 00” WEST PARALLEL WITH HUMMOCK AVENUE A DISTANCE OF 3.53’ TO A POINT DISTANT 152.00’ NORTHEAST OF BACHARACH BOULEVARD; THENCE

4.    NORTH 76° 40’ 59” WEST PARALLEL WITH BACHARACH BOULEVARD A DISTANCE OF 15.44 TO A POINT; THENCE

5.    SOUTH 13° 19’ 00” WEST AT RIGHT ANGLES TO BACHARACH BOULEVARD A DISTANCE OF 76.00’ TO A POINT; THENCE

6.    NORTH 76° 40’ 59” WEST PARALLEL WITH BACHARACH BOULEVARD A DISTANCE OF 10.00’ TO A POINT; THENCE

7.    NORTH 13° 19’ 00” EAST AT RIGHT ANGLES TO BACHARACH BOULEVARD A DISTANCE OF 76.00’ TO A POINT; THENCE

Exhibit B - 112

8.    NORTH 76° 40’ 59” WEST PARALLEL WITH BACHARACH BOULEVARD A DISTANCE OF 103.50’ TO A POINT; THENCE

9.    NORTH 12° 59’ 55” EAST A DISTANCE OF 48.57’ TO THE SOUTHERLY LINE OF HUMMOCK AVENUE AND THE POINT AND PLACE OF BEGINNING.

SUBJECT TO AND TOGETHER WITH THE RIGHT OF INGRESS AND EGRESS WITH OTHERS OVER THE FOLLOWING DESCRIBED RIGHT OF WAY:

BEGINNING AT A POINT IN THE NORTHEAST LINE OF BACHARACH BLVD. (70 FEET WIDE) DISTANT 570.5 FEET SOUTHEAST OF ARKANSAS AVENUE (60 FEET WIDE) AND EXTENDING THENCE:

1.    NORTHEASTWARDLY AT RIGHT ANGLES TO BACHARACH BLVD. 152 FEET; THENCE

2.    SOUTHEASTWARDLY PARALLEL WITH BACHARACH BLVD. 20 FEET; THENCE

3.    SOUTHWESTWARDLY AT RIGHT ANGLES TO BACHARACH BLVD 152 FEET TO THE NORTHEAST LINE OF BACHARACH BLVD.; THENCE

4.    NORTHWESTWARDLY IN AND ALONG BACHARACH BLVD 20 FEET TO THE POINT AND PLACE OF BEGINNING.

FOR INFORMATION PURPOSES ONLY: BEING KNOWN AS LOTS 20, 21 & 22 IN BLOCK 488 OF THE ATLANTIC CITY TAX MAP

AIR RIGHTS OVER MICHIGAN AVENUE:

TRACT I:

BEGINNING AT A POINT IN THE WESTERLY LINE OF MICHIGAN AVENUE (50.00 WIDE), SAID POINT BEING DISTANT 239.00 FEET SOUTH OF THE SOUTHERLY LINE OF PACIFIC AVENUE (60.00 FEET WIDE), AND EXTENDING; THENCE

1.    NORTH 62 DEGREES 32 MINUTES 00 SECONDS EAST, PARALLEL WITH PACIFIC AVENUE AND CROSSING MICHIGAN AVENUE, A DISTANCE OF 50.00 FEET TO THE EASTERLY LINE OF MICHIGAN AVENUE; THENCE

2.    SOUTH 27 DEGREES 28 MINUTES 00 SECONDS EAST IN AND ALONG THE EASTERLY LINE OF MICHIGAN AVENUE A DISTANCE OF 50.00 FEET; THENCE

3.    SOUTH 62 DEGREES 32 MINUTES 00 SECONDS WEST, PARALLEL WITH PACIFIC AVENUE AND CROSSING MICHIGAN AVENUE A DISTANCE OF 50.00 FEET TO THE WESTERLY LINE OF MICHIGAN AVENUE; THENCE

4.    NORTH 27 DEGREES 28 MINUTES 00 SECONDS WEST IN AND ALONG THE WESTERLY LINE OF MICHIGAN AVENUE, A DISTANCE OF 50.00 FEET TO THE POINT AND PLACE OF BEGINNING.

BEING AN AREA ABOVE THE HORIZONTAL PLACE OF MICHIGAN AVENUE BETWEEN ELEVATION 46.00 FEET AND ELEVATION 46.00 FEET 6 INCHES SAID ELEVATIONS IN REFERENCE TO U.S.C. AND G.S. DATUM

Exhibit B - 113

(ELEVATION 0.00 =MEAN SEA LEVEL)

FOR INFORMATION ONLY: BEING KNOWN AS KNOWN AS LOT 6 IN BLOCK 42 OF THE ATLANTIC CITY TAX MAP

TRACT II

BEGINNING AT A POINT IN THE WESTERLY LINE OF MICHIGAN AVENUE (50.00 WIDE) SAID POINT BEING DISTANT 503.17 FEET SOUTH OF THE SOUTHERLY LINE OF PACIFIC AVENUE (60.00 FEET WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE

1.    SOUTH 27 DEGREES 28 MINUTES EAST IN AND ALONG THE EASTERLY LINE OF MICHIGAN AVENUE, A DISTANCE OF 27.16 FEET; THENCE

2.    SOUTH 39 DEGREES 32 MINUTES 00 SECONDS WEST, CROSSING MICHIGAN AVENUE A DISTANCE OF 54.32 FEET TO THE WESTERLY LINE OF MICHIGAN AVENUE; THENCE

3.    NORTH 27 DEGREES 28 MINUTES WEST IN AND ALONG THE WESTERLY LINE OF MICHIGAN AVENUE, A DISTANCE OF 27.16 FEET; THENCE

4.    NORTH 39 DEGREES 32 MINUTES 00 SECONDS EAST, CROSSING MICHIGAN AVENUE A DISTANCE OF 54.32 FEET TO THE EASTERLY LINE OF MICHIGAN AVENUE; THE POINT AND PLACE OF BEGINNING.

THE BOTTOM OF THE PROPOSED AIR RIGHTS WILL BE AT AN ELEVATION OF 20.00 N.G.V.D. DATUM (MEAN SEA LEVEL= 0.00) AND THE TOP OF THE AIR RIGHTS WILL BE AT ELEVATION 46.00

FOR INFORMATION ONLY: BEING KNOWN AS KNOWN AS LOT 7 IN BLOCK 42 OF THE ATLANTIC CITY TAX MAP

AIR RIGHTS OVER OHIO AVENUE:

METES AND BOUNDS DESCRIPTION for proposed air rights above Ohio Avenue required in conjunction with the Baily’s—Claridge Connection Project, situate in the City of Atlantic City, County of Atlantic and State of New Jersey being bounded and described as follows:

BEGINNING at a point in the easterly line of Ohio Avenue (50’ wide), South 27 degrees, 28 minutes, 00 seconds East 350.00’ from the southerly line of Pacific Avenue (60’ wide), and extending from said beginning point; thence

1.    South 27 degrees 28 minutes 00 seconds East in and along the easterly line of Ohio Avenue 10.00’ to the northerly line of Pop Lloyd Boulevard (74’ wide); thence

2.    South 62 degrees 32 minutes 00 seconds West in and along same, parallel with Pacific Avenue 50.00’ to the westerly line of Ohio Avenue; thence

3.    North 27 degrees 28 minutes 00 seconds West in and along same, 10.00’ to a point; thence

4.    North 62 degrees 32 minutes 00 seconds East, parallel with Pacific Avenue 50.00 feet to the point and place of BEGINNING.

Exhibit B - 114

The above described air rights are located a minimum of 14.00’ above the existing grade elevation of Ohio Avenue.

FOR INFORMATION ONLY: BEING KNOWN AS KNOWN AS LOT 4.02 IN BLOCK 44 OF THE ATLANTIC CITY TAX MAP AIR RIGHTS OVER POP LLOYD BOULEVARD AS SET FORTH IN CITY OF ATLANTIC ORDINANCE NO. 77 OF 1978 AND IN DEED BOOK 3442, PAGE 250.

FOR INFORMATION ONLY: BEING KNOWN AS KNOWN AS LOT 13 IN BLOCK 43 OF THE ATLANTIC CITY TAX MAP

BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY):

Block 42, Lot 1 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey

Block 42, Lot 6 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey

Block 42, Lot 7 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey

Block 43, Lot 1 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey

Block 43, Lot 13 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey

Block 44, Lot 4 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey

Block 44, Lot 4.02 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey

Block 45, Lot 1 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey

Block 45, Lot 3 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey

Block 45, Lot 5 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey

Block 488, Lot 23 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey

Exhibit B - 115

Harrah’s Lake Tahoe

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF DOUGLAS, STATE OF NEVADA AND IS DESCRIBED AS FOLLOWS:

All that certain real property situate in the County of Douglas, State of Nevada, described as follows:

PARCEL 1:

Beginning at the intersection of the Easterly right of way line of U.S. Highway 50 as it now exists and the Nevada-California State Line as it now exists, being the true point of beginning; thence Northeasterly along said right of way line of U.S. Highway 50, North 28°02’ East. 680.50 feet; thence leaving Highway 50, South 61°58’ East, 102.73 feet; thence South 85°19’ East, 95.69 feet; thence South 61°58” East, 260.00 feet; thence North 28°02’ East, 87.87 feet; thence South 61°58’ East, 247.89 feet, more or less, to a point on the existing fence along the Easterly line of that certain parcel of land described as Parcel 2 in the Deed from Park Cattle Company to Harrah’s Club, recorded December 28, 1967 in Book 56, Page 334, File No. 39715 Official Records; thence along said fence line, South 32°55’East, 194.91 feet, more or less to a found brass capped concrete monument marked RE 933; thence continuing along a fence on the Easterly line of that certain parcel of land described as Parcel 2 in the previously mentioned Deed, South 0°25’42” East, 783.03 feet to a point on the North line of the Southeast 1⁄4 of the Southeast 1⁄4 of Section 27, Township 13 North, Range 18 East, M.D.B.&M., said point being marked on the ground by a found brass capped concrete monument marked RE 933; thence Easterly along said line, South 89°51’54” East, 279 feet, more or less, to the West line of the proposed relocation of U.S. Highway 50 right of way; thence Southwesterly and Northwesterly along said line of the proposed relocation of U.S. Highway 50, the following courses per Highway bearings and distances: South 45°26’04” West, 62.60 feet; thence South 62°56’14” West 193.09 feet; thence South 42°34’22” West, 167.96 feet; thence North 73°22’13” West, 88.54 feet; thence North 59°10’02” West, 101.98 feet; thence North 47°54’42” West, 388.23 feet, along a curve to the left the tangent of which bears the last described course with a radius of 500.00 feet through a central angle of 20°36’41” for an arc distance of 179.87 feet to a point on the Nevada-California State Line as it now exists; thence Westerly along the Nevada-California State Line to the point of its intersection with the Easterly line of U.S. Highway 50 as it now exists, to the true point of beginning.

EXCEPTING THEREFROM that portion of said land deeded to Douglas County, a political subdivision of the State of Nevada, by Deed recorded January 9, 1979 in Book 1642, File No. 29467, Official Records.

APN: 1318-27-002-005 and 007

Document No. 723806 is provided pursuant to the requirements of Section 6.NRS 111.312.

PARCEL 2:

Together with non-exclusive easements and right-of-way for pedestrian and vehicular ingress and egress; and perpetual exclusive encroachment and maintenance easements, as set forth in that certain Reciprocal Easement Agreement recorded May 10, 1990 in Book 590, Page 1628 Doc/Inst. No. 225749, Official Records.

PARCEL 3:

Together with non-exclusive easements for Parking, UST Use and Access Areas and for vehicular and pedestrian ingress egress as described and delineated in that certain document entitled Easement

Agreement, recorded February 26, 2010, in Book 210, Page 5424, as Document No. 759333, Official Records.

Exhibit B - 116

PARCEL 4:

All that certain real property situate in the County of Carson City, State of Nevada, described as follows:

The West 1/2 of the Southeast 1/4 of the Southeast 1/4 of the Northeast 1/4 of Section 31, Township 15 North, Range 20 East, M.D.B.&M.

EXCEPTING THEREFROM, any portion thereof, lying within Cochise Street, W. Roland Street, S. Carson Street or U.S. Highway 50 West.

APN: 9-284-01

Harvey’s Lake Tahoe (Tahoe Garage Propco) (Nevada) (leasehold interest)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF DOUGLAS, STATE OF NEVADA AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

A parcel of land located within a portion of Section 27, Township 13 North, Range 10 East, MDB&M, Douglas County, Nevada, being more particularly described as follows:

COMMENCING at a point lying at the intersection of the California-Nevada state line and the Westerly right-of-way line at U.S. Highway 50;

Thence N. 48°42’34” W., 990.12 feet along the California-Nevada state line to the POINT OF BEGINNING;

Thence N. 48°42’34” W., 117.90 feet along the California-Nevada state line;

Thence N. 30°18’30” E., 172.01 feet;

Thence N. 70°15’01” W., 157.23 feet;

Thence N. 29°43’25” W., 86.29 feet;

Thence N. 00°50’44” E., 33.27 feet;

Thence N. 62°26’55” W., 72.14 feet to a point on the Easterly right-of-way line of Stateline Loop Road;

Thence N. 23°57’13” E., 121.09 feet along said Easterly right-of-way line;

Thence along said Easterly right-of-way line 144.33 feet along the arc of a curve to the right having a central angle of 07°04’04” and a radius of 1170.00 feet (chord bears N. 27°29’15” E., 144.24 feet);

Thence S. 62°03’50” E., 1396.61 feet to a point on the Westerly right-of-way line of U.S. Highway 50;

Thence S. 27°57’22” W., 296.01 feet along the Westerly right-of-way of U.S. Highway 50;

Thence N. 62°02’38” W., 289.93 feet;

Thence N. 80°14-14” W., 709.00 feet to the POINT OF BEGINNING

Document No. 434235 is provided pursuant to the requirements of Section 6.NRS 111.312.

Exhibit B - 117

PARCEL 2:

A parcel of land located within a portion of Section 27, Township 13 North, Range 18 East, M.D.B.&M., Douglas County, Nevada, being more particularly described us follows:

COMMENCING at a point lying at the intersection of the California-Nevada state line and the Westerly right-of-way line of U.S. Highway 50;

Thence N. 48°42’34” W., 1108.02 feet along the California -Nevada state line to the POINT OF BEGINNING;

Thence N. 48°42’34” W., 306.26 feet along the California-Nevada state line to a point on the Easterly right-or-way line of Stateline Loop Road;

Thence N. 23°57’13” E., 154.41 feet along the Easterly right-of-way line of Stateline Loop Road;

Thence S. 62°26’55” E., 72.14 feet;

Thence S. 00°50’44” W., 33.27 feet;

Thence S. 29°43’25” E., 86.29 feet;

Thence S. 70°15’01” E., 157.23 feet;

Thence S. 30°18’30” W., 172.01 feet to the POINT OF BEGINNING.

Document No. 434233 is provided pursuant to the requirements of Section 6.NRS 111.312.

The above Parcel 1 and 2 is also described as a whole parcel by that certain legal description contained in the Boundary Line Adjustment Grant Bargain, Sale Deed recorded March 8, 2013 as Document No. 819513 as follows:

A parcel of land located within Section 27, Township 13 North, Range 18 East, M.D.B.&M., Douglas County, Nevada, being more particularly described as follows:

BEGINNING at a point being the intersection the Easterly right-of-way line of Lake Parkway and the California-Nevada State Line which bears S. 50°37’18” W., 3759.09 feet from the Northeast corner of said Section 27;

Thence N. 23°59’13” E., along said Easterly right-of-way line, 275.26 feet;

Thence, continuing along said Easterly right-of-way line, 144.26 feet along the arc of a curve to the right having a central angle of 07°03’ 51” and a radius of 1,170.00 feet, (chord bears N. 27°31’09” E., 144.16 feet);

Thence S. 62°01 ‘24” E., 293.17 to a brass cap at the Southwesterly corner of the 20.836 acre Park Cattle Company parcel as shown on the Record of Survey Supporting a Boundary Line Adjustment for Park Cattle Co., Document No. 274260, of the Douglas County Recorder’s office;

Thence S. 62°01’24” E., along the Southwesterly line of said parcel, 1105.54 to the Northwesterly right-of-way line of U.S. Highway 50;

Exhibit B - 118

Thence S. 27°59’57” W., along said right-of-way line, 296.01 feet to the Northeasterly corner of the Harvey’s Tahoe Management Company, Inc. parcel as described in the deed, Document No. 723806, of the Douglas County Recorder’s office;

Thence along the Northerly line of said Harvey’s parcel the following four courses;

N. 62°00’03” W., 289.93 feet;

N. 80°11’39” W., 613.21 feet;

S. 48°39’46” E., 11.05 feet;

N. 80°11’39” W., 95.61 feet to a point on the California-Nevada State Line;

Thence N. 48°39’46” W., along said State Line, 12.93 feet to a G.L.O. brass cap State Line monument as shown on said Record of Survey, Document No. 274260;

Thence N. 48°42’34” W., continuing along said State Line, 424.48 feet to the POINT OF BEGINNING.

Said land is also shown on the Record of Survey to Support a Boundary Line Adjustment for Edgewood Companies, F.K.A. Park Cattle Company, according to the map thereof, filed in the office of the County Recorder of Douglas County, State of Nevada on March 8, 2013, in Book 313, Page 1687, as File No. 819512, Official Records.

APN: 1318-27-001-013

Document No. 819513 is provided pursuant to the requirements of Section 6.NRS 111.312.

Harvey’s Lake Tahoe (Harveys Tahoe Management Company)

PARCEL 3:

All that certain piece or parcel of land situate in the Northeast 1⁄4 of the Southeast 1⁄4 of Section 27, Township 13 North, Range 18 East, M.D.B.&M., County of Douglas, State of Nevada, described as follows:

BEGINNING at the intersection of the California-Nevada State line with the Westerly line of U.S. Highway 50; thence North 27°57’22” East along the Westerly line of said U.S. Highway 50, a distance of 154.80 feet; thence North 56°30” West, a distance of 291.50 feet; thence North 27°57’22” East, a distance of 266.35 feet to a point on the Northerly line of parcel conveyed to Harvey Gross, et al, by Deed recorded June 2, 1944, in Book W of Deeds, Page 597, Douglas County, Nevada, records; thence along the Northerly line of said parcel North 80°14’14” West, a distance of 613.15 feet to the Northeasterly corner of parcel conveyed to William McCallum, et al, by Deed recorded November 24, 1952, in Book A-1 of Deeds, Page 351, Douglas County, Nevada, records; thence along the Northeasterly and Southeasterly line of said McCallum parcel, the two following courses and distances: South 48°43’15” East, a distance of 211.24 feet and South 41°16’45” West, a distance of 50.00 feet to a point on said California-Nevada State Line; thence South 48°43’15” East along the last mentioned line, a distance of 697.47 feet to the POINT OF BEGINNING, said parcel being further shown as Parcel No. 1 of that certain Record of Survey filed for record in the office of the County Recorder on June 29, 1971 as File No. 60370, in Book 102, Page 544.

A portion of APN: 1318-27-002-002

Exhibit B - 119

Document No. 723806 is provided pursuant to the requirements of Section 6.NRS 111.312.

PARCEL 4:

That portion of the Southeast 1⁄4 of Section 27, Township 13 North, Range 18 East, M.D.B.&M., that is described as follows:

Commencing at a point on the Westerly right-of-way line of the Nevada State Highway U.S. 50, which is 154.80 feet North 27°57’22” East of the intersection of the California-Nevada State Line boundary with the Westerly right of way of the Nevada U.S. Route 50; thence first course North 27°57’22” East, a distance of 389.99 feet to a point on the Westerly right of way line of the Nevada State Highway U.S. Route 50; thence second course North 80°14’14” West, a distance of 305.18 (305.48 record) feet; thence third course South 27°57’22” West, a distance of 266.35 feet; thence fourth course South 56°30” East, a distance of 291.50 feet to the point of beginning, said land being further shown as Parcel No. 2 on that certain Record of Survey filed for record in the office of the County Recorder of Douglas County, Nevada on June 29, 1971 as File No. 60370, in Book 102, Page 544.

EXCEPTING THEREFROM a parcel of land located within a portion of Section 27, Township 13 North, Range 18 East, M.D.B.&M., Douglas County, Nevada, being more particularly described as follows:

Commencing at a point lying at the intersection of California-Nevada State line and the Westerly right of way line of U.S. Highway 50; thence North 27°57’22” East, 449.50 feet along the Westerly right of way line of U.S. Highway 50 to the point of beginning; thence North 62°02’38” West, 289.93 feet to the Northwest corner of Parcel 2 as shown on the map filed within the Official Records of Douglas County, Nevada on June 29, 1971, in Book 102, Page 544 as Document No. 60370; thence South 80°14’14” East, 305.18 feet along the Northerly line of said Parcel 2 to a point on the Westerly line of U.S. Highway 50; thence South 27°57’22” West, 95.29 feet along said Westerly right of way line of U.S. Highway 50 to the point of beginning.

A portion of APN: 1318-27-002-002

Harvey’s Lake Tahoe (California) (leasehold interest)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SOUTH LAKE TAHOE, COUNTY OF EL DORADO, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

A parcel of land located within a portion of Section 27, Township 13 North, Range 18 East, M.D.B.&M., El Dorado County, California, being more particularly described as follows:

Commencing at a point lying at the intersection of the California-Nevada State Line and the westerly right of way line of U.S. Highway 50; Thence North 48° 42’ 34” West, 1104.38 feet along the California-Nevada State Line to the point of beginning; thence South 88° 32’ 23” West, 290.89 feet along the Northerly right of way line of Stateline Avenue; thence along the Easterly right of way line of Stateline Loop Road, 37.84 feet along the arc of a curve to the right having a central angle of 108° 24’ 37” and a radius of 20.00 feet (chord bears North 37° 15’ 44” West, 32.44 feet); thence continuing along the Easterly right of way line of Stateline Loop Road, 75.86 feet along the arc of a non-tangent compound curve having a central angle of 07° 00’ 36” and a radius of 620.00 feet (chord bears North 20° 26’ 55” East, 75.81 feet); thence North 23° 57’ 13” East, 125.90 feet to a point on the California-Nevada State Line; thence departing said Easterly right of way line of Stateline Loop Road, South 48° 42’ 34” East, 309.89 feet along the California-Nevada State Line to the point of beginning.

Exhibit B - 120

Harrah’s Reno

All that certain real property situate in the County of Washoe, State of Nevada, described as follows:

PARCEL 1A:

Lot 13, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 1B:

All that portion of East Douglas Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.

APN: 011-052-37

PARCEL 2A:

Lots 14 and 15, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 2B:

All that portion of East Douglas Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.

APN: 011-052-38

PARCEL 3A:

Lot 16, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 3B:

All that portion of East Douglas Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.

APN: 011-052-39

PARCEL 4A:

Lot 17, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 4B:

All that portion of East Douglas Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.

APN: 011-052-40

Exhibit B - 121

PARCEL 5A:

Lot 18 and the West 1⁄2 of Lot 19, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 5B:

All that portion of East Douglas Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.

APN: 011-052-41

PARCEL 6A:

The East one-half of Lot 19 and the West 4 feet of Lot 20, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871. The East 21 feet of Lot 20, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 6B:

All that portion of East Douglas Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.

APN: 011-052-42

PARCEL 7A:

Lots 21 through 24, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 7B:

All that portion of East Douglas Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.

APN: 011-052-43

PARCEL 8A:

The North 15 feet of Lot 3 and the South 32 feet of Lot 4, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 8B:

All that portion of Lincoln Alley granted by Order of Abandonment recorded February 22, 2000, as Document No.2423996, Official Records Washoe County, State of Nevada.

APN: 011-052-45

Exhibit B - 122

PARCEL 9A:

The North 18 feet of Lot 4, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 9B:

All that portion of Lincoln Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.

APN: 011-052-46

PARCEL 10A:

The South half of Lot 5 and the North 6 inches(10 inches more or less per Survey) of Lot 4, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871. The North half of Lot 5, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 10B:

All that portion of Lincoln Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.

APN: 011-052-47

PARCEL 11A:

Lot 6, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 11B:

All that portion of East Douglas Alley and Lincoln Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.

APN: 011-052-48

PARCEL 12:

Parcel 2 as shown on “Parcel Map 3531 for G and S Investment Company, a Nevada Limited Partnership a portion of Original Reno Townsite Between Blocks H and P-Section 11, T19N, R19E, MDM, Reno, Washoe County, Nevada”, recorded June 18, 1999, Document No. 2352376 in the Office of the County Recorder of Washoe County, Nevada.

APN: 011-370-50

PARCEL 13A: The Northerly 36 feet of Lot 2, and the Southerly 35 feet of Lot 3 in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

Exhibit B - 123

PARCEL 13B: All that portion of Lincoln Alley granted by Order of Abandonment recorded March 19, 1990, as Document No. 1386768, Official Records Washoe County, State of Nevada. APN: 011-052-32

PARCEL 14A: Lot 1 and the South 14 feet of Lot 2, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 14B: All that portion of Lincoln Alley granted by Order of Abandonment recorded March 19, 1990, as Document No. 1386768, Official Records Washoe County, State of Nevada. APN: 011-052-33

PARCEL 15A: Lots 7, 8, 9, 10, 11 and 12 in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 15B: All that portion of East Douglas Alley and Lincoln Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, and Lincoln Alley granted by Order of Abandonment recorded March 19, 1990, as Document No. 1386768, Official Records Washoe County, State of Nevada APN: 011-052-35, 36 and 44

PARCEL 16: Portions of public streets within the City of Reno, as shown on the official map of Town of Reno, Washoe County, Nevada, August 1, 1868, being more particularly described as follows: Beginning at the southwesterly corner of Lot 13 of Block P of the Town of Reno and proceeding thence in a southerly direction along the westerly line of said Block to the southwesterly corner of said Block; Thence proceeding along the southerly line of said Block in an easterly direction to the southeasterly corner of said Block; Thence proceeding along the easterly line of said block corner in a northerly direction to the southeasterly of Lot 24 of said Block; Thence proceeding along the easterly prolongation of the southerly line of said Lot 24 to the centerline of North Center Street; Thence along said line in a southerly direction to the centerline of East Second Street; Thence along said line in a westerly direction to the centerline of North Virginia Street; Thence along said line a northerly direction to the westerly prolongation of the southerly line of said Lot 13; Thence along said line in an easterly direction to the TRUE POINT OF BEGINNING. Document Number 2910777 is provided pursuant to the requirements of Section 6.NRS 111.312

PARCEL 17: Portions of public streets and alleys within the City of Reno as shown on the Official Map of the Town of Reno, Washoe County, Nevada, August 1, 1868, being more particularly described as follows: Beginning at the southwesterly corner of Block Q of the Town of Reno and proceeding thence in an easterly direction along southerly line of said Block to the southeasterly corner of said Block; Thence along the easterly line of said Block in a northerly direction 230 feet; Thence in a westerly direction along a line parallel to the southerly line of said block 160 feet; Thence along a line parallel to the easterly line of said Block in a northerly direction 90 feet, to a point on the southerly line of Lot 16 of said Block; Thence in an easterly direction along the southerly lines of Lots 16, 17, 18, 19, 20, 21 and 22, 160 feet to the southeasterly corner of Lot 22 of said Block; Thence along the easterly line of said Lot in a northerly direction 50 feet; Thence along the line parallel to the southerly line of said Block in an easterly direction to a point on the centerline of Lake Street; Thence along said line in a southerly direction 60 feet; Thence in a westerly direction along the line parallel to the southerly line of said Block 190 feet; Thence along a line parallel to the easterly line of said Block in a southerly direction 70 feet; Thence along a line parallel with the southerly line of said Block in an easterly direction 190 feet, to a point on the centerline of Lake Street; Thence along said line in a southerly direction to the center line of East Second Street; Thence along said line in a westerly direction to the centerline of North Center Street; Thence along said line in a northerly direction 320 feet; Thence easterly along a line parallel to the southerly line of said Block to a point on the westerly of said Block; Thence along said line in a southerly direction 320 feet to the TRUE POINT OF BEGINNING. Document Number 2910777 is provided pursuant to the requirements of Section 6.NRS 111.312

Exhibit B - 124

PARCEL 18: Commencing at the Northeast corner of Second Street and Center Street, the same being the Southwest corner of Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871; Thence Northerly along the East line of North Center Street, a distance of 51’3”; Thence Easterly a distance of 86 feet to a point 52’6” North of the North side line of Second Street; Thence Easterly parallel with the North side line of Second Street, 54 feet to the West line of an alley running Northerly and Southerly through said Block Q; Thence Southerly along the West line of said alley to the North side line of Second Street; Thence Westerly along the North side line of said Second Street a distance of 140 feet to the point of beginning. APN: 011-071-09

PARCEL 19A: Lot 3 in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 19B: The West one-half of that portion of the North-South alley vacated by the City of Reno, by Order of Abandonment recorded October 29, 1979 in Book 1445, Page 215, File No. 638561, Official Records, and re-recorded November 8, 1979 in Book 1448, Page 951, File No. 640621, Official Records which lies Easterly of the Northerly and Southerly extension of the Easterly line of Lot 3 in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871. APN: 011-071-25

PARCEL 20A: Portion of Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871, being more particularly described as follows: Beginning at a point on the Easterly line of Center Street, 1’3” Northerly from the Southwest corner of Lot 2 of said Block Q; Thence Easterly 86 feet to a point 52’6” Northerly from the North line of Second Street; Thence Easterly parallel with the North line of Second Street, 54 feet to the West line of an alley running Northerly and Southerly through said Block Q; Thence Northerly along the West line of said alley 47’6” to the Northeast corner of Lot 2 in said Block Q; Thence Westerly along the North line of said Lot 2 a distance of 140 feet to the East line of Center Street; Thence Southerly along the East line of Center Street, a distance of 48’9” to the point of beginning.

PARCEL 20B: Lots 4 and 5 in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 20C: Lots 8, 9 and 10 in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871. EXCEPTING THEREFROM that portion of Lot 10 conveyed to the City of Reno and described in Deed of Dedication recorded January 19, 1995 in Book 4231, Page 972 as Document No. 1865294 of Official Records.

PARCEL 20D: Lot 7 in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871. EXCEPTING THEREFROM the North 20 feet of said Lot 7, conveyed to the City of Reno, by Quitclaim Deed recorded September 18, 1979 in Book 1430, page 962, File No. 630152, Official Records.

PARCEL 20E: Lots 11 through 22, inclusive in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 20F: That portion of the North-South alley vacated by the City of Reno, by Order of Abandonment, recorded October 29, 1979 in Book 1445, Page 215, File No. 638561, Official Records, and

Exhibit B - 125

re-recorded November 8, 1979 in Book 1448, page 951, File No. 640621, Official Records, described as follows: Beginning at the Southeast corner of Lot 1 in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871; Thence along the Easterly ends of the tier of lots to a point in the Easterly end of Lot 4, 180 feet Northerly of said point of beginning; Thence Easterly at a right angle 20 feet to a point in the Westerly end of Lot 7, 20 feet Southerly of the Northwest corner thereof; Thence along the Westerly ends of the tier of lots, 180 feet to the Southwesterly corner of Lot 10 in said block; Thence at a right angle of 20 feet to the point of beginning. EXCEPTING THEREFROM that portion of the West one-half of said vacated alley which lies Easterly of the Northerly and Southerly extension of the Easterly line of Lot 3 in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 20G: That portion of the East-West alley vacated by the City of Reno by Order of Abandonment, recorded October 29, 1979 in Book 1445, page 215, File No. 638561 and re-recorded November 8, 1979 in Book 1448, page 951, File No. 640621, Official Records, described as follows: Beginning at the Southwest corner of Lot 11 in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871; Thence along the Southerly ends of the tier of lots to a point in the Southerly end of Lot 16, 140 feet Easterly of said point of beginning; Thence Southerly at a right angle 20 feet to the Northeasterly corner of Lot 5 of said Block; Thence along the Northerly line of said Lot 5, 140 feet to the Northwesterly corner of said Lot 5; Thence at right angle 20 feet to the point of beginning. APN: 011-071-26 Document Number 3715997 is provided pursuant to the requirements of Section 6.NRS 111.312

PARCEL 21: Parcel B as shown on the Record of Survey Showing a Lot Line Adjustment for Embassy Suites, Inc., Record of Survey Map No. 3197, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on March 5, 1997, as File No. 2077500, Official Records, being more particularly described as follows: A parcel of land situate in Section 8 and 17, Township 19 North, Range 19 East, M.D.B.&M., Reno, Washoe County, Nevada, and more particularly described as follows: Beginning at a point on the Northerly line of the 14.08 acre parcel as shown on Record of Survey Map No. 2064, from which the Southeast corner of said Section 8 bears South 67°24’08” East a distance of 1405.89 feet; Thence South 55°38’00” West a distance of 217.88 feet; Thence along a tangent circular curve to the right with a radius of 7134.00 feet and a central angle of 16°01’58” an arc length of 1996.27 feet; Thence with a non-tangent line South 36°02’00” East a distance of 78.94 feet; Thence North 56°46’58” East a distance of 196.19 feet; Thence North 69°43’20” East a distance of 171.00 feet; Thence South 82°14’25” East a distance of 41.99 feet; Thence North 82°01’20” East a distance of 283.00 feet; Thence North 66°29’50” East a distance of 101.00 feet; Thence North 38°02’00” East a distance of 209.52 feet; Thence North 62°19’19” East a distance of 379.08 feet; Thence South 87°25’20” East a distance of 174.84 feet; Thence North 88°23’00” East a distance of 96.00 feet; Thence North 55°47’10” East a distance of 642.94 feet; Thence North 34°12’50” West a distance of 159.50 feet to the Point of Beginning. APN: 039-170-24 Document No. 2077499 is provided pursuant to the requirements of Section 6.NRS 111.312.

All that certain real property situate in the County of Washoe, State of Nevada, described as follows:

Lot 5, 6, 7 and 8 in Block 5 as shown on the map of Evans North Addition, Tract Map No. 24, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada on December 16, 1879.

APN: 007-501-10, 11, 12 and 13

Exhibit B - 126

Bluegrass Downs

TRACT 1:

(Map Number 094-20-01-022)

Beginning at a 1/2” rebar located S. 55° 05’ 21” E., 93.65 feet from a 1” iron pipe marking the northeast corner of Stuart Nelson Park, said northeast corner of Stuart Nelson Park located approximately 343 feet west of the centerline of Metcalf Lane, if extended, and located approximately 2436 feet north of the north right-of-way line of Hinkleville Road (U.S. Highway 60); thence from said point of beginning and along the north line of Stuart Nelson Park, N. 55° 05’ 21” W., 458.52 feet to a 1/2” rebar located at the southeast corner of J.E.D.D., as recorded in Deed Book 695, Page 849 in the McCracken County Court Clerk’s Office; thence along the east line of said J.E.D.D., N. 15° 02’ 24” E., 666.47 feet to a 1/2” rebar located on the south line of Illinois Central Railroad; thence along the south line of Illinois Central Railroad, N. 82° 27’ 04” E., 561.21 feet to a 1/2” rebar located on the East line of H. G. Ullerich, as recorded in Deed Book 282, Page 113, aforesaid clerk’s office; thence along said Ullerich’s East line, S. 19° 49’ 41” W., 1041.53 feet to the point of beginning.

Being in all respects the same property conveyed to Players Bluegrass Downs, Inc., a Kentucky Corporation, by deed dated and recorded November 22, 1993, in Deed Book 801, Page 408, McCracken County Court Clerk’s Office.

TRACT 2:

(Map Number 095-30-00-001)

Commencing at a right-of-way monument located on the East side of Metcalf Lane, 46 feet left of centerline station 107+45.00 as shown on the Kentucky Department of Transportation plans for Hinkleville Road, Project No. S.P. 73-6172; thence along the North right-of-way line of Hinkleville Road, S. 87° 07’ 11” E., 746.09 feet; thence along the West right-of-way line of Downs Drive, N. 1° 55’ 08” E., 400.04 feet to a 1/2” rebar located at the northwest corner of Downs Drive and said rebar being the point of beginning of the property herein described; thence from said point of beginning and along the North line of N. S. Rhodes Property, as recorded in Deed Book 716, Page 626 in the McCracken County Court Clerk’s Office, N. 87° 08’ 26” W., 440.94 feet to a 1/2” rebar located on the East line of H. W. Roberts, Jr. Property, as recorded in Deed Book 540, Page 295, aforesaid clerk’s office; thence along the East line of C. S. Pirtle, as recorded in Deed Book 429, Page 531 and Deed Book 667, Page 704, aforesaid clerk’s office, Mary Sue Taylor, as recorded in Deed Book 783, Page 748, aforesaid clerk’s office, and Barbara Riley, as recorded in Deed Book 530, Page 688, aforesaid clerk’s office, N. 02° 27’ 00” E., 719.12 feet to a 1/2” rebar; thence along the North Property line of said Barbara Riley, N. 87° 43’ 24” W., 316.20 feet to a 1/2” rebar located at the Northeast corner of Metcalf Lane; thence N. 87° 37’ 18” E., 5.00 feet from said northwest corner; thence along the west right-of-way line of Metcalf Lane, 25 feet from and parallel to the centerline thereof, S. 02° 22’ 42” W., 92.00 feet to a 1/2” rebar located on the North Line of D. F. Crosthwaite, as recorded in Deed Book 471, Page 564, aforesaid clerk’s office; thence along said Crosthwaite’s North line, N. 87° 37’ 18” W. 317.95 feet to a 1/2” rebar located at the northwest corner of said Crosthwaite; thence N. 02° 25’ 25” E. 953.75 feet to a 1/2” rebar located at the southeast corner of Stuart Nelson Park; thence along the East line of Stuart Nelson Park, N. 02° 12’ 35” E., 461.23 feet to a 1” iron pipe located at the Northeast corner of Stuart Nelson Park; thence S. 55° 05’ 21” E., 93.65 feet to a 1/2” rebar; thence N. 19° 49’ 41” E., 40.68 feet to a 1/2” rebar located at the Southwest corner of H. G. Ullerich, as recorded in Deed Book 282, Page 113, aforesaid clerk’s office; thence along the South Line of H. G. Ullerich, as recorded in Deed Book 282, Pages 34 and 113, aforesaid clerk’s office, Helen Gramse, as recorded in Deed Book 240, Page 508, aforesaid clerk’s office, and William Baumer, as recorded in Deed Book 723, Page 557, aforesaid clerk’s office, the following three calls: S. 59° 40’ 47” E., 1655.72 feet to a 1/2” rebar; S. 63° 24’ 13” E., 94.30 feet to a 1/2” rebar; S. 59° 03’ 33” E., 1054.28 feet to a 1/2” rebar located on the West right-of-way line of the Floodwall,

Exhibit B - 127

S. 24° 02’ 34” W. 40.29 feet to a 1/2” rebar located on the North line of Gibraltar Management Co., Inc., as recorded in Deed Book 528, Page 298 and Deed Book 559, Page 81, aforesaid clerk’s office; thence along said Gibraltor Management Co., Inc. Property, the following three calls: N. 59° 03’ 33” W., 1057.60 feet to a nail in the race track, thence N. 63° 24’ 13” W., 94.09 feet to a nail in the race track; thence S. 03° 20’ 54” W., 1225.40 feet to a 1/2” rebar located at the Northeast corner of Wynn Sales and Service, Inc., as recorded in Deed Book 667, Page 786, aforesaid clerk’s office; thence along the north line of said Wynn Sales and Service, Inc., N. 87° 08’ 26” W., 335.75 feet to a 1/2” rebar located at the Northeast corner of Downs Drive; thence N. 87° 08’ 26” W., 60.00 feet to the point of beginning.

Less and except an off-conveyance to the City of Paducah (1.065 acres) by deed dated December 17, 2004, of record in Deed Book 1055, page 180, aforesaid clerk’s office.

BEING in all respects the same property conveyed to Players Bluegrass Downs, Inc., a Kentucky Corporation, by deed dated and recorded November 22, 1993, in Deed Book 801, Page 411, McCracken County Court Clerk’s Office.

TRACT 3:

(Map Number 095-10-00-014.01)

Being Parcel B, containing 9.480 acres more or less, as shown on Waiver of Subdivision, Plat of Survey for Harrah’s Entertainment recorded on January 11, 2000 in Plat Section L, Page 404, McCracken County Clerk’s Office, and being more particularly described as follows:

Being a tract of land located North of U.S. Highway 60 or Park Avenue and West of Metcalf Lane in the City of Paducah, McCracken County, Kentucky, more particularly described as follows: Beginning at a steel rod, 1⁄2 inch in diameter by 30 inches line with a plastic cap stamped “KRLS 1842” (hereinafter referred to as a steel rod and cap) set at the Southeasterly corner of the herein described property, said steel rod and cap being located North 02° 25’ 25” East, a distance of 714.83 feet from a mag nail set on the Northerly right of way line of U.S. Highway 60, with said mag nail being located North 87° 08’ 15” West, a distance of 307.10 feet from a concrete right of way marker located at the intersection of said Northerly right of way line with the Westerly right of way line of Metcalf Lane; thence from said point of beginning proceed North 86° 34’ 29” West along and with the Southerly line of the herein described parcel 328.86 feet to a rebar with a metal cap found at the Southwesterly corner of the subject site herein described; thence North 02° 31’ 05” East, along and with the Westerly line of said site, 1,259.80 feet to a one inch diameter iron pipe found; the Northwesterly corner of the herein descried tract; thence South 86° 34’ 19” East, a distance of 326.78 feet to a steel rod and cap set at the Northeasterly corner of the subject site; thence South 02° 25’ 25” West, a distance of 1,259.82 feet to the point of beginning.

Together with a non-exclusive 40 foot wide easement for ingress and egress set forth in Agreement by and among Inez Johnson, Wayne Simpson and Players Bluegrass Downs, Inc. dated December 16, 1999 recorded Deed Book 929, Page 367, and as shown on as shown on Waiver of Subdivision, Plat of Survey for Harrah’s Entertainment recorded on January 11, 2000 in Plat Section L, Page 404, both in the McCracken County Clerk’s office

Being the same property leased to by unrecorded lease dated May 22, 1987, by and between Inez Johnson and Coy Stacey and Bobby Dextor, the Original Lessees, and subsequently assigned to Bluegrass Downs of Paducah, Ltd., (“Successor Lessee”) by an unrecorded Assignment of Lease dated June 1, 1987, all as evidenced of record by Memorandum of Lease dated June 1, 1987, of record in Deed Book 703, page 373. Said Successor Lessee having assigned all of its right, title and interest in and to said Lease to Players Bluegrass Downs, Inc., a Kentucky corporation, by Assignment of Lease dated November 22, 1993, as

Exhibit B - 128

evidenced of record by memorandum thereof recorded in Deed Book 801, page 405, and as further affected by Agreement between Inez Johnson and Players Bluegrass Downs, Inc., dated December 16, 1999, recorded in Deed Book 929, page 367, all in the aforesaid clerk’s office.

TRACT 4:

(A part of Map Number 095-10-00-014)

Being Parcel A, containing 1.950 acres more or less, as shown on Waiver of Subdivision, Plat of Survey for Harrah’s Entertainment recorded on January 11, 2000 in Plat Section L, Page 404, McCracken County Clerk’s Office, and being more particularly described as follows:

Being a parcel of land located North of U.S. Highway 60 or Park Avenue and West of Metcalf Lane in the City of Paducah, McCracken County, Kentucky, more particularly described as follows:

Beginning at a steel rod, 1⁄2” diameter by 30” long with a plastic cap stamped “KRLS 1842” set at the time of this survey (hereinafter referred to as a steel rod and cap) at the Southeasterly corner of the herein described property, said steel rod and cap being located N. 02° -25’-25” E., a distance of 229.35 feet from a mag. Nail set on the Northwesterly right-of-way line of U.S. Highway 60 with said Mag. Nail being located N. 87° -08’-15” W., as distance of 307.10 feet from a concrete right-of-way marker located at the intersection of said Northerly right-of-way line with the Westerly right-of-way line of Metcalf Lane; thence from said point of beginning proceed N. 87° -55’-41” W. along and with the Southwestly line of the herein described parcel and with an existing six foot high chain link fence, 167.45 feet to a steel rod and cap set at the Southwesterly corner of the herein described property; thence N 25° -31’-05” W. and continuing along and with said chain-link fence, a distance of 20.17 feet to a steel rod and cap set on the Westerly line of the herein described parcel of land, thence N 03°03’-47” E. along and with the Westerly line aforesaid and continuing along and with the chain-link fence aforesaid, 471.72 feet to a steel road and cap set, the Northwesterly corner of the subject property; thence S 86° -34’-29” E. along and with the Northerly line of said subject site, 171.66 feet to a steel rod and cap set, the Northeasterly corner of said site; thence S 02° -25’-25” W. along and with an existing six foot high chain-link fence, 485.48 feet to the point of beginning.

Together with a non-exclusive 40 foot wide easement for ingress and egress set forth in Agreement by and among Inez Johnson, Wayne Simpson and Players Bluegrass Downs, Inc. dated December 16, 1999 recorded Deed Book 929, Page 367, and as shown on as shown on Waiver of Subdivision, Plat of Survey for Harrah’s Entertainment recorded on January 11, 2000 in Plat Section L, Page 404, both in the Office aforesaid.

Being the same property leased to Wayne Simpson and Gloria Simpson from Inez Johnson, by unrecorded lease dated July 31, 1987, and assigned to Players Bluegrass Downs, Inc., by Assignment of Lease dated June 13, 1994, of record in Deed Book 805, Page 423, in the office aforesaid, and as amended by Agreement between Inez Johnson, Wayne Simpson and Gloria Simpson, husband and wife, and Players Bluegrass Downs, Inc., dated December 16, 1999, recorded in Deed Book 929, Page 343, all in the office aforesaid

Exhibit B - 129

Caesars Atlantic City (Boardwalk Regency—Pleasantville)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF PLEASANTVILLE, COUNTY OF ATLANTIC, AND STATE OF NEW JERSEY, AND IS DESCRIBED AS FOLLOWS:

TRACT 1:

BEGINNING AT A POINT IN THE EASTERLY LINE OF MILL ROAD (TAX MAP WIDTH = 33’), SOUTH 11 DEGREES, 31 MINUTES, 30 SECONDS WEST, 1054.25 FEET FROM THE SOUTHERLY LINE OF DELILAH ROAD (TAX MAP WIDTH 66’), IF SAME WERE EXTENDED TO INTERSECT THE EASTERLY LINE OF MILL ROAD, SAID POINT ALSO BEING IN THE CENTER OF THE OLD ADAMS ROAD (ALSO KNOWN AS ADAMS LANE OR ADAMS ROAD) AS INDICATED IN DEED, AND EXTENDED FROM SAID BEGINNING POINT; THENCE

1. SOUTH 58 DEGREES, 26 MINUTES, 57 SECONDS EAST IN AND ALONG THE CENTERLINE OF THE OLD ADAMS ROAD, ALSO IN AND ALONG THE SOUTHERLY LINE OF LOT 2.01 IN BLOCK 166 AS SHOWN ON THE CURRENT PLEASANTVILLE CITY TAX MAP, 115.20 FEET TO AN ANGLE POINT; THENCE

2.    SOUTH 40 DEGREES, 18 MINUTES, 57 SECONDS EAST CONTINUING IN AND ALONG THE CENTERLINE OF OLD ADAMS ROAD, 187.44 FEET TO AN ANGLE POINT; THENCE

3.    SOUTH 46 DEGREES, 11 MINUTES, 57 SECONDS EAST CONTINUING IN AND ALONG THE CENTERLINE OF OLD ADAMS ROAD, 109.56 FEET TO AN ANGLE POINT; THENCE

4.    SOUTH 37 DEGREES, 17 MINUTES, 57 SECONDS EAST CONTINUING IN AND ALONG THE CENTERLINE OF OLD ADAMS ROAD, 107.80 FEET TO AN ANGLE POINT; THENCE

5.    SOUTH 45 DEGREES, 47 MINUTES, 57 SECONDS EAST STILL IN AND ALONG THE CENTERLINE OF OLD ADAMS ROAD, 149.30 FEET TO A CONCRETE MONUMENT FOUND AT THE NORTHERLY CORNER OF LOT 5 IN BLOCK 165, ALSO BEING A CORNER TO LANDS NOW OR FORMERLY OF DANIEL MARTIN; THENCE

6.    SOUTH 25 DEGREES, 04 MINUTES, 03 SECONDS WEST IN AND ALONG THE LINE OF LANDS NOW OR FORMERLY OF DANIEL MARTIN, 237.69 FEET (DEED DISTANCE = 237.80 FEET) TO A CONCRETE MONUMENT FOUND AT AN ANGLE POINT IN THE WESTERLY LINE OF SAID LOT 5; THENCE

7.    NORTH 69 DEGREES, 29 MINUTES, 30 SECONDS WEST IN AND ALONG THE NORTHERLY LINE OF LOT 5, 505.62 FEET (DEED DISTANCE = 522.20 FEET) TO THE EASTERLY LINE OF MILL ROAD; THENCE

8.    NORTH 11 DEGREES, 31 MINUTES, 30 SECONDS EAST IN AND ALONG THE EASTERLY LINE OF MILL ROAD, 517.47 FEET (521.10 FEET DEED) TO THE POINT OF BEGINNING.

TRACT 2:

BEGINNING AT A POINT IN THE SOUTHWESTERLY LINE OF DELILAH ROAD (AS WIDENED TO 33 FEET FROM FORMER CENTERLINE) WHERE THE SAME IS INTERSECTED BY A CURVE HAVING A RADIUS OF 35.00 FEET CONNECTING SAID LINE OF DELILAH ROAD AND THE EASTERLY LINE OF MILL ROAD (33 FEET WIDE) AND EXTENDING; THENCE

1. ALONG THE SOUTHWESTERLY LINE OF DELILAH ROAD, SOUTH 55 DEGREES 15 MINUTES 00 SECONDS EAST A DISTANCE OF 511.61 FEET TO A POINT IN THE NORTHWESTERLY LINE OF LOT 2.02 BLOCK 166; THENCE

2.    ALONG SAID LINE OF LOT 2.02, SOUTH 35 DEGREES 41 MINUTES 10 SECONDS WEST A DISTANCE OF 362.46 FEET TO A POINT; THENCE

Exhibit B - 130

3.    PARALLEL WITH DELILAH ROAD, SOUTH 55 DEGREES 15 MINUTES 00 SECONDS EAST A DISTANCE OF 235.00 FEET TO A POINT IN THE NORTHWESTERLY LINE OF LOT 30.01; THENCE

4.    ALONG SAID LINE OF LOT 30.01, SOUTH 35 DEGREES 41 MINUTES 10 SECONDS WEST A DISTANCE OF 643.80 FEET (MEASURED) (659.70 FEET DEED) TO A POINT IN THE CENTER OF OLD ADAMS ROAD; THENCE

5.    ALONG THE CENTER OF OLD ADAMS ROAD, NORTH 46 DEGREES 11 MINUTES 57 SECONDS WEST A DISTANCE OF 72.04 FEET TO A POINT; THENCE

6.    CONTINUING ALONG THE CENTER OF OLD ADAMS ROAD, NORTH 40 DEGREES 18 MINUTES 57 SECONDS WEST A DISTANCE OF 187.44 FEET TO A POINT; THENCE

7.    CONTINUING ALONG THE CENTER OF OLD ADAMS ROAD, NORTH 58 DEGREES 26 MINUTES 57 SECONDS WEST A DISTANCE OF 115.21 FEET TO A POINT IN THE EASTERLY LINE OF MILL ROAD; THENCE

8.    ALONG SAID LINE OF MILL ROAD NORTH 11 DEGREES 31 MINUTES 30 SECONDS EAST A DISTANCE OF 1001.14 FEET TO A POINT OF CURVATURE; THENCE

9.    ALONG AN ARC CURVING TO THE RIGHT HAVING A RADIUS OF 35.00 FEET AN ARC DISTANCE OF 69.17 FEET TO THE POINT AND PLACE OF BEGINNING.

BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY):

TRACT 1: BLOCK 165, LOT 24 ON THE OFFICIAL TAX MAP OF THE CITY OF PLEASANTVILLE, COUNTY OF ATLANTIC, STATE OF NEW JERSEY

TRACT 2: BLOCK 166, LOT 1 & 1-B01 ON THE OFFICIAL TAX MAP OF THE CITY OF PLEASANTVILLE, COUNTY OF ATLANTIC, STATE OF NEW JERSEY

BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY): on the official tax map of the Township of Egg Harbor, County of Atlantic, State of New Jersey

Las Vegas Land Assemblage

PARCEL 17: (APN 162-16-410-033)

Lots 79 and 80 in Block 4 of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

PARCEL 18: (APN 162-16-410-036)

Lots 84 and 85 in Block 4 of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

Excepting therefrom that portion thereof conveyed to the County of Clark by that Grant Deed recorded November 19, 1958, in Book 178 as Document No. 145336, of Official Records.

PARCEL 19: (APN 162-16-410-037)

Exhibit B - 131

Lots 86 and 87 in Block 4 of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

Excepting therefrom that portion thereof conveyed to the County of Clark by that Grant Deed recorded November 19, 1958, in Book 178 as Document No. 145336, of Official Records.

PARCEL 20: (APN 162-16-410-038)

Lots 88 and 89 in Block 4 of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

Excepting therefrom that portion thereof conveyed to the County of Clark by that Grant Deed recorded November 19, 1958, in Book 178 as Document No. 145336, of Official Records.

PARCEL 11: (APN 162-16-410-050)

That portion of the North Half (N 1⁄2) of Section 21, Township 21 South, Range 61 East, M.D.M., more particularly described as follows:

Lot Three (3) as shown on file in File 62 of Parcel Maps, Page 64 in the office of the County Recorder, Clark County, Nevada.

AND (APN 162-21-110-001)

Lots One (1) and Two (2) in Block One (1) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the office of the County Recorder, Clark County, Nevada.

Excepting therefrom that portion as conveyed to Clark County by Deed recorded June 8, 1983, in Book 1747 as Document No. 1706535, of Official Records.

Further Excepting therefrom that portion as conveyed to Clark County by Deed recorded February 24, 1994, in Book 940224 as Document No. 00525, of Official Records.

Further Excepting therefrom that portion as relinquished to Clark County by that certain Resolution of Relinquishment of a portion of State Highway Right of Way recorded December 3, 2002, in Book 20021203 as Document No. 01508, of Official Records.

PARCEL 12: (APN 162-16-410-059)

PARCEL 12-1:

The South 160 feet measured along the West line of Lot 113 in Block 5 of FLAMINGO ESTATES SUBDIVISION, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

PARCEL 12-2:

The East 35 feet of the South 160 feet, measured along the East line of Lot 112 in Block 5 FLAMINGO ESTATES SUBDIVISION, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

Exhibit B - 132

EXCEPTING from Parcels 1 and 2, that portion of land lying Southerly of the left or Northerly right-of-way line of SR-592 (Flamingo Road) and Easterly of the Westerly right-of-way line of Koval Lane; Said Northerly right-of-way line of SR-592 (Flamingo Road) and said Westerly right-of-way line of Koval Lane being more fully described as follows, to wit;

BEGINNING at the intersection of the left or Northerly right-of-way line of SR-592 (Flamingo Road) with the Westerly boundary line of the East 35 feet of the South 160 feet, measured along the East line of Lot 112 in Block 5 of FLAMING ESTATE SUBDIVISION, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada, 61.64 feet left of and at right angles to Highway Engineer’s Station “GCW” 75+76.36 P.O.T.; Said Point of Beginning further described as bearing South 55°32’42” West, a distance of 235.20 feet from the North Quarter Corner of Section 21, Township 21 South, Range 61 East, M.D.M.; Thence from a tangent which bears North 89°59’03” East, curving to the right along said Northerly right-of way line, with a radius of 4,306 feet, through an angle of 1°06’38”, an arc distance of 83.46 feet to a point of reverse curvature; Thence from a tangent which bears South 88°54’19” East, curving to the left along said Northerly right-of-way line, with a radius of 54 feet, through an angle of 89°41’20”, an arc distance of 84.53 feet to a point, the last 7.76 feet being along the Westerly line of Koval Lane; Thence North 1°24’21” East, along said Westerly right of way line of Koval Lane, a distance of 74.85 feet to a point; Thence from a tangent which bears the last described course, curving to the right along said Westerly right-of-way line, with a radius of 106 feet, through an angle of 4°14’19”, an arc distance of 7.84 feet to an intersection with the North line of said Section 21, the Point of Ending 200.00 feet left of and at right angles to the centerline of SR-592 (Flamingo Road) at Highway Engineer’s Station “GCW” 77+13.39 P.O.T.; Said Point of Ending further described as bearing North 88°25’16” West, a distance of 53.17 feet from the North Quarter Corner of said Section 21.

(Deed Reference 20060602-0004546)

(APN 162-16-410-035)

Lot 83 in Block Four (4) of FLAMINGO ESTATES, as shown by map thereof on file in Book 5 of Plats, Page 22 in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH that certain vacated walkway 10 feet wide adjoining said Land on the West boundary, as vacated by that certain Order of Vacation recorded June 21, 1962 in Book 368 as Document No. 297340, Official Records.

Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

AND (APN 162-16-410-034)

Lots 81 and 82 in Block Four (4) of FLAMINGO ESTATES, as shown by map thereof on file in Book 5 of Plats, Page 22 in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH the Westerly portion of the 20 foot walkway 10 feet wide lying Easterly of Lot 82, as vacated by that certain Order of Vacation recorded June 21, 1962 in Book 368 as Document No. 297340, Official Records.

Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

PARCEL 13: (APN 162-21-102-006)

Exhibit B - 133

That portion of the Northwest Quarter (NW 1/4) of Section 21, Township 21 South, Range 61 East, M.D.B.&M., Clark County, Nevada, being more particularly described as follows:

COMMENCING at the Northeast corner of the Northwest Quarter (NW 1/4) of said Section 21 as delineated on that certain recorded Parcel Map performed by Ralph L. Kraemer at the instance of Richard Tam, et al, dated December 3, 1973 as Document No. 343769 in File 1 of Parcel Maps, Page 35 of Official Records, Clark County, Nevada;

THENCE South 0°20’17” East along the East line of the Northwest Quarter NW (1/4) of said Section 21 a distance of 250.20 feet to a point; THENCE North 88°01’45” West a distance of 40.03 feet to a point being the intersection of the South right of way line of Flamingo Road (Proposed 100.00 feet wide) and the West right of way line of Koval Lane (Present alignment 80.00 feet wide);

THENCE South 0°20’17”: East along the West right of way line of said Koval Lane a distance of 710.58 feet to a point being the Northeast corner of Lot 2 as delineated on the aforementioned Ralph L. Kraemer Parcel Map; said point also being the TRUE POINT OF BEGINNING; THENCE continuing South 0°20’17” East a distance of 450.00 feet to a point;

THENCE North 88°01’45” West a distance of 453.25 feet to a point in the West line of said Lot 2; THENCE North 0°09’35” West along said West line a distance of 449.95 feet to a point being the Northwest corner of said Lot 2; THENCE South 88°01’45” East along the North line thereof a distance of 451.85 feet to the TRUE POINT OF BEGINNING.

(Deed reference 20041221-03152).

PARCEL 14: (APN 162-21-202-006)

THAT PORTION OF THE SOUTHEAST QUARTER (SE 1⁄4) OF THE NORTHWEST QUARTER (NW 1⁄4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., DESCRIBED AS FOLLOWS:

LOT TWO (2) AS SHOWN BY MAP THEREOF IN FILE 1 OF PARCEL MAPS, PAGE 35, RECORDED DECEMBER 3, 1973 IN BOOK 384 AS DOCUMENT NO. 343769 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

ALSO EXCEPTING THEREFROM THAT CERTAIN SPANDREL AREA DEDICATED BY INSTRUMENT NO. 343769, RECORDED DECEMBER 3, 1973, AS FILE 1 OF PARCEL MAPS, PAGE 35, IN OFFICIAL RECORDS BOOK NO. 384 OF CLARK COUNTY, NEVADA RECORDS, SAID SPANDREL AREA BEING BOUNDED AS FOLLOWS:

ON THE SOUTH BY THE NORTH LINE OF THE SOUTH 40 FEET OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21;

ON THE EAST BY THE WEST LINE OF THE EAST 40 FEET OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21; AND

ON THE NORTHWEST BY THE ARC OF A CURVE HAVING A RADIUS OF 20.00 FEET, CONCAVE NORTHWESTERLY, BEING TANGENT TO THE NORTH LINE OF SAID SOUTH 40 FEET AND TO THE WEST LINE OF SAID EAST 40 FEET.

Exhibit B - 134

FURTHER EXCEPTING THEREFROM THAT PORTION OF THE NORTHWEST QUARTER (NW 1⁄4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., CLARK COUNTY, NEVADA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST (NE) CORNER OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21 AS DELINEATED ON THAT CERTAIN RECORDED PARCEL MAP PERFORMED BY RALPH L. KRAEMER AT THE INSTANCE OF RICHARD TAM, ET AL, DATED DECEMBER 3, 1973 AS DOCUMENT NO. 343769 IN FILE 1 OF PARCEL MAPS, PAGE 35, OFFICIAL RECORDS, CLARK COUNTY, NEVADA;

THENCE SOUTH 0°20’17” EAST ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21 A DISTANCE OF 250.20 FEET TO A POINT;

THENCE NORTH 88°01’45” WEST A DISTANCE OF 40.03 FEET TO A POINT BEING THE INTERSECTION OF THE SOUTH RIGHT OF WAY LINE OF FLAMINGO ROAD (PURPOSED 100.00 FEET WIDE) AND THE WEST RIGHT OF WAY LINE OF KOVAL LANE (PRESENT ALIGNMENT 80.00 FEET WIDE);

THENCE SOUTH 0°20’17” EAST ALONG THE WEST RIGHT OF WAY LINE OF SAID KOVAL LANE A DISTANCE OF 710.58 FEET TO A POINT BEING THE NORTHEAST CORNER (NE COR.) OF LOT TWO (2) AS DELINEATED ON THE AFOREMENTIONED RALPH L. KRAEMER PARCEL MAP;

SAID POINT ALSO BEING THE TRUE POINT OF BEGINNING;

THENCE CONTINUING SOUTH 0°20’17” EAST A DISTANCE OF 450.00 FEET TO A POINT;

THENCE NORTH 88°01’45” WEST A DISTANCE OF 453.25 FEET TO A POINT IN THE WEST LINE OF SAID LOT TWO (2);

THENCE NORTH 0°09’35” WEST ALONG SAID WEST LINE A DISTANCE OF 449.95 FEET TO A POINT BEING THE NORTHWEST CORNER (NW COR.) OF SAID LOT TWO (2);

THENCE SOUTH 88°01’45” EAST ALONG THE NORTH LINE THEREOF A DISTANCE OF 451.85 FEET TO THE TRUE POINT OF BEGINNING.

AND FURTHER EXCEPTING THEREFROM:

THAT PORTION OF THE EAST HALF (E 1⁄2) OF THE NORTHWEST QUARTER (NW 1⁄4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., IN THE COUNTY OF CLARK, STATE OF NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21, SAID SOUTHEAST CORNER BEING THE TRUE POINT OF BEGINNING;

THENCE NORTH 00°20’17” WEST ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21 A DISTANCE OF 708.19 FEET TO A POINT IN THE EASTERLY PROLONGATION OF THE NORTH LINE OF THE SOUTH 7.00 ACRES OF THAT CERTAIN PARCEL OF LAND SHOWN AS PARCEL TWO (2) (AFTER DEDICATION OF THE SPANDREL AREA) ON THAT CERTAIN PARCEL MAP ON FILE IN FILE 1 OF PARCEL MAPS AT PAGE 35, IN THE OFFICIAL RECORDS BOOK NO. 384, CLARK COUNTY, NEVADA RECORDS;

Exhibit B - 135

THENCE NORTH 89°50’36” WEST ALONG SAID EASTERLY PROLONGATION AND SAID NORTH LINE, BEING PARALLEL WITH THE SOUTH LINE OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21, A DISTANCE OF 494.29 FEET TO A POINT IN THE WEST LINE OF SAID PARCEL TWO (2);

THENCE SOUTH 00°09’35” EAST ALONG THE WEST LINE OF SAID PARCEL TWO (2) AND ITS SOUTHERLY PROLONGATION A DISTANCE OF 708.18 FEET TO THE SOUTH LINE OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21;

THENCE SOUTH 89°50’36” EAST ALONG SAID SOUTH LINE A DISTANCE OF 496.49 FEET TO THE TRUE POINT OF BEGINNING.

AND FURTHER EXCEPTING THEREFROM THAT PORTION OF THE NORTHWEST QUARTER (NW 1⁄4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., ACCORDING TO THE OFFICIAL PLAT OF SAID LAND, ON FILE IN THE OFFICE OF THE BUREAU OF LAND MANAGEMENT, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST (NE) CORNER OF PARCEL NO. TWO (2) OF THAT CERTAIN PARCEL MAP ON FILE IN FILE 1 OF PARCEL MAPS, PAGE 35, OFFICIAL RECORDS, CLARK COUNTY RECORDER’S OFFICE;

THENCE SOUTH 0°20’17” EAST ON THE EAST LINE OF SAID PARCEL NO. TWO (2) A DISTANCE OF 450 FEET TO THE TRUE POINT OF BEGINNING AND BEING THE SOUTHEAST (SE) CORNER OF THE LAND LEASED TO MINI-PRICE MOTOR INN JOINT VENTURE-LAS VEGAS II, A JOINT VENTURE, BY LEASE RECORDED DECEMBER 15, 1977 AS DOCUMENT NO. 782567 OF OFFICIAL RECORDS;

THENCE CONTINUING SOUTH 0°20’17” EAST ON THE EAST LINE OF SAID PARCEL NO. TWO (2) A DISTANCE OF 425 FEET;

THENCE NORTH 88°01’45” WEST A DISTANCE OF 160 FEET;

THENCE NORTH 0°20’17” WEST A DISTANCE OF 425 FEET TO A POINT IN THE SOUTH LINE OF THE LAND LEASED TO MINI-PRICE MOTOR INN JOINT VENTURE-LAS VEGAS II, A JOINT VENTURE, REFERRED TO ABOVE;

THENCE SOUTH 88°01’45” EAST ON SAID SOUTH LINE A DISTANCE OF 160 FEET TO THE TRUE POINT OF BEGINNING.

(Deed reference 20060802-05266).

PARCEL 15: (APN 162-21-202-003)

THAT PORTION OF THE NORTHWEST QUARTER (NW 1⁄4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., ACCORDING TO THE OFFICIAL PLAT OF SAID LAND, ON FILE IN THE OFFICE OF THE BUREAU OF LAND MANAGEMENT, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST (NE) CORNER OF PARCEL NO. TWO (2) OF THAT CERTAIN PARCEL MAP ON FILE IN FILE 1 OF PARCEL MAPS, PAGE 35, OFFICIAL RECORDS, CLARK COUNTY RECORDER’S OFFICE;

Exhibit B - 136

THENCE SOUTH 0°20’17” EAST ON THE EAST LINE OF SAID PARCEL NO. TWO (2) A DISTANCE OF 450 FEET TO THE TRUE POINT OF BEGINNING AND BEING THE SOUTHEAST (SE) CORNER OF SAID LAND LEASED TO MINI-PRICE MOTOR INN JOINT VENTURE-LAS VEGAS II, A JOINT VENTURE, BY LEASE RECORDED DECEMBER 15, 1977 AS DOCUMENT NO. 782567 OF OFFICIAL RECORDS;

THENCE CONTINUING SOUTH 0°20’17” EAST ON THE EAST LINE OF SAID PARCEL NO. TWO (2) A DISTANCE OF 425 FEET;

THENCE NORTH 88°01’45” WEST A DISTANCE OF 160 FEET;

THENCE NORTH 0°20’17” WEST A DISTANCE OF 425 FEET TO A POINT IN THE SOUTH LINE OF THE LAND LEASED TO MINI-PRICE MOTOR INN JOINT VENTURE-LAS VEGAS II, A JOINT VENTURE, REFERRED TO ABOVE;

THENCE SOUTH 88°01’45” EAST ON SAID SOUTH LINE A DISTANCE OF 160 FEET TO THE TRUE POINT OF BEGINNING.

(Deed reference 20060802-05266).

PARCEL 16: (APN 162-21-202-007)

THAT PORTION OF THE EAST HALF (E 1⁄2) OF THE NORTHWEST QUARTER (NW 1⁄4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., IN THE COUNTY OF CLARK, STATE OF NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21, SAID SOUTHEAST CORNER BEING THE TRUE POINT OF BEGINNING;

THENCE NORTH 00°20’17” WEST ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21 A DISTANCE OF 708.19 FEET TO A POINT IN THE EASTERLY PROLONGATION OF THE NORTH LINE OF THE SOUTH 7.00 ACRES OF THAT CERTAIN PARCEL OF LAND SHOWN AS PARCEL TWO (2) (AFTER DEDICATION OF THE SPANDREL AREA) ON THAT CERTAIN PARCEL MAP ON FILE IN FILE 1 OF PARCEL MAPS AT PAGE 35, IN THE OFFICIAL RECORDS BOOK NO. 384, CLARK COUNTY, NEVADA RECORDS;

THENCE NORTH 89°50’36” WEST ALONG SAID EASTERLY PROLONGATION AND SAID NORTH LINE, BEING PARALLEL WITH THE SOUTH LINE OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21, A DISTANCE OF 494.29 FEET TO A POINT IN THE WEST LINE OF SAID PARCEL TWO (2);

THENCE SOUTH 00°09’35” EAST ALONG THE WEST LINE OF SAID PARCEL TWO (2) AND ITS SOUTHERLY PROLONGATION A DISTANCE OF 708.18 FEET TO THE SOUTH LINE OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21;

THENCE SOUTH 89°50’36” EAST ALONG SAID SOUTH LINE A DISTANCE OF 496.49 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPT THE EAST 40 FEET AND THE SOUTH 40 FEET THEREOF CONVEYED TO THE COUNTY OF CLARK FOR ROAD PURPOSES.

Exhibit B - 137

ALSO EXCEPT THEREFROM THAT CERTAIN SPANDREL AREA DEDICATED BY INSTRUMENT NO. 343769 RECORDED DECEMBER 3, 1973 AS FILE 1 OF PARCEL MAPS, PAGE 35 IN OFFICIAL RECORDS BOOK NO. 384 OF CLARK COUNTY, NEVADA RECORDS, SAID SPANDREL AREA BEING BOUNDED AS FOLLOWS:

ON THE SOUTH BY THE NORTH LINE OF THE SOUTH 40 FEET OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21;

ON THE EAST BY THE WEST LINE OF THE EAST 40 FEET OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21; AND

ON THE NORTHWEST BY THE ARC OF A CURVE HAVING A RADIUS OF 20.00 FEET, CONCAVE NORTHWESTERLY, BEING TANGENT TO THE NORTH LINE OF SAID SOUTH 40 FEET AND TO THE WEST LINE OF SAID EAST 40 FEET.

(Deed reference 20060802-05266).

PARCEL 8: (APN 162-16-410-042, 046, 047 and 090)

Lots 94, 95, 100, 101, 102 and 103 in Block Five (5) and Lots 75 and 76 in Block Four (4) of Flamingo Estates, as shown by map there on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada

Together with those portions of Albert Avenue and Audrie Street as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

Together with those portions Audrie Street and the alley as vacated by that certain Order of Vacation, recorded February 14, 2012, in Book 20120214 as Document No. 01112, and Re-recorded February 16,

2012, in Book 20120216 as Document No. 01146 and Re-recorded March 23, 2012, in Book 20120323 as Document No. 01850, of Official Records.

AND (APN 162-16-410-048)

Lot 105 in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.

Excepting therefrom the South 10 feet as conveyed to Clark County, Nevada by deed recorded January 21, 1977 in Book 699 as Document No. 658664, of Official Records, Clark County, Nevada.

And further excepting therefrom that portion of said parcel as conveyed to the State of Nevada by document recorded October 10, 1995 in Book 951010 as Document No. 00032, of Official Records, Clark County, Nevada.

Together with the following described parcel:

Lot 104 in Block Five (5) of Flamingo Estates as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.

Exhibit B - 138

Excepting therefrom that portion as conveyed to Clark County by Deed recorded December 31, 1973, in Book 391 as Document No. 350018, of Official Records, further described as follows:

The South Ten feet (10.00’) of Lot One Hundred Four (104) in Block Five (5) of Flamingo Estates as shown by map on file in Book 5, of Plats, Page 22 in the Office of the County Recorder of Clark County, Nevada; together with that certain spandrel or radius in the Southwest corner of said Lot One Hundred Four (104); Bounded on the Northeasterly side by a curve concave to the Northeast having a radius of 22.00 feet that is tangent at its Easterly extremity to a line parallel with and distant North 10.00 feet from the South line of said Lot One Hundred Four (104) and tangent at its Northerly extremity to the West line of said Lot One Hundred Four (104); bounded on the South side by the North line of the South 10.00 feet of said Lot One Hundred Four (104) and bounded on the West side by the West line of said Lot One Hundred Four (104). Excepting that portion previously conveyed by Flamingo estates above mentioned.

Also excepting therefrom that portion of said parcels as conveyed to the State of Nevada by documents October 10, 1995 in Book 951010 as Document No. 00032, of Official Records, Clark County, Nevada.

Together with that portion of Audrie Street as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

Also together with the following described parcel:

Lot One Hundred Six (106) in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.

Excepting therefrom the Easterly 14 feet.

Further excepting therefrom the Westerly 20 feet of the Easterly 34 feet, not including the Southerly 135.50 feet.

Further excepting therefrom the South 10 feet of said Lot One Hundred Six (106), excepting the East 14 feet thereof, as conveyed to Clark County, Nevada by deed recorded January 21, 1977 in Book 699 as Document No. 658664, of Official Records, Clark County, Nevada.

Also excepting therefrom that portion of said parcel as conveyed to the State of Nevada by document recorded October 10, 1995 in Book 951010 as Document No. 00032, of Official Records, Clark County, Nevada.

AND (APN 162-16-410-043)

Lot 96 in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.

Together with that portion of the vacated alley lying adjacent to said lots as vacated by that certain Order of Vacation recorded June 21, 1962 in Book 368 as Document No. 297340, of Official Records, Clark County, Nevada, further described as follows:

A portion of the Southeast Quarter (SE 1⁄4) of the Southwest Quarter (SW 1⁄4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, being more particularly described as follows:

Commencing at the centerline intersection of Audrie Street and Albert Avenue; thence South 88°23’26” East along the centerline of said Albert Street, 661.56 feet; thence South 01°36’34” West, departing said centerline, 30.00 feet to a point of the Southerly right-of-way line of Albert Avenue, said point also being the Point of Beginning; thence continuing South 01°36’34” West, 145.00 feet; thence North 88°23’26” West, 170.00 feet; thence North 01°36’34” East, 145.00 feet; thence South 88°23’26” East, 170.00 feet to the Point of Beginning.

Exhibit B - 139

Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

AND (APN 162-16-410-044)

Lot 97 in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.

Together with that portion of the vacated alley lying adjacent to said lots as vacated by that certain Order of Vacation recorded June 21, 1962 in Book 368 as Document No. 297340, of Official Records, Clark County, Nevada.

Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

AND (APN 162-16-410-045)

Lots 98 and 99 in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22 in the Office of the County Recorder of Clark County, Nevada, said land being further described as follows:

A portion of the Southeast Quarter (SE 1⁄4) of the Southwest Quarter (SW 1⁄4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, described as follows:

Commencing at the centerline intersection of Audrie Street and Albert Avenue; Thence South 88°23’26” East along the centerline of said Albert Street, 491.56 feet; Thence South 01°36’34” West, departing said centerline, 30.00 feet to a point on the Southerly right-of-way line of Albert Avenue, said point also being the Point of Beginning; Thence continuing South 01°36’34” West, 145.00 feet; Thence North 88°23’26” West, 150.00 feet; Thence North 01°36’34” East, 145.00 feet; Thence South 88°23’26” East, 150.00 feet to the Point of Beginning.

Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

AND (APN 162-16-410-091)

Lots 77 and 78 in Block Four (4) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada, further described as follows:

A portion of the Southeast Quarter (SE 1⁄4) of the Southwest Quarter (SW 1⁄4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, being more particularly described as follows:

Commencing at the centerline intersection of Audrie Street and Albert Avenue; thence South 88°23’26” East along the centerline of said Albert Street, 146.56 feet; thence North 01°36’34” East, departing said centerline, 30.00 feet to a point on the Northerly right-of-way line of Albert Avenue, said point also being the Point of Beginning. Thence South 88°23’26” East along said right-of-way line 140.00 feet; thence North 01°36’34” East, departing said right-of-way, 145.00 feet; thence North 88°23’26” West, 140.00 feet; thence South 01°36’34” West, 145.00 feet to the Point of Beginning.

Exhibit B - 140

Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

Together with that portion of the alley as vacated by that certain Order of Vacation, recorded February 14, 2012, in Book 20120214 as Document No. 01112, and Re-recorded February 16, 2012, in Book 20120216 as Document No. 01146 and Re-recorded March 23, 2012, in Book 20120323 as Document No. 01850, of Official Records.

Harrah’s Airplane Hangar

That potion of the North Half (N 1⁄2) of Section 28, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, being more particularly described as follows:

Commencing at the Center Quarter Corner (C 1⁄4) of Section 28, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada; thence North 00°37’41” West, along the East line of the Northwest Quarter (NW 1⁄4) of said Section 28, 14.05 feet to the point of beginning.

Thence North 89°21’35” West, departing said point of beginning 102.28 feet; thence North 00°38’25” East, 215.00 feet; thence South 89°21’35” East, 450.66 feet, to the beginning of a tangent curve concave southwesterly having a radius of 25.00 feet and a central angle of 114°00’00”; thence along the arc of said curve to the right, a distance of 49.76 feet to a point of tangency; thence South 24°40’16” West, 202.36 feet; thence North 89°21’35” West, 176.08 feet; thence North 00°38’25” East, 5.00 feet; thence North 89°21’35” West, 112.72 feet to the point of beginning.

Said legal description attached to that certain Second Amendment to Imperial Palace Lease Agreement dated October 7, 2003

Vacant Land at Turfway Park

PARCEL ONE:

Group Number: 2027

PIDN: 072-00-00-008.01

A parcel of land lying on the northwesterly side of Houston Road and adjacent to the northeast side of St. Luke West Hospital 21 acre site in Florence, Boone County, Kentucky and being more particularly described as follows:

BEGINNING at a point in the northwesterly right-of-way line of Houston Road, said point also being the most northeasterly corner of a 21 acre parcel previously conveyed to St. Luke West Hospital by Turfway Park Racing Association, Inc. and running thence N 42-33-22 W, along the northeasterly side of St. Luke West Hospital 21 acre site, a distance of 89.60 feet, to a point, thence northwestwardly, along a curve toward the west, a chord bearing of N 52-28-27 W, a chord distance of 210.69 feet, an arc distance of 211.75 feet, to a point, thence N 67-13-53 W, a distance of 174.05 feet, to a point, thence southwestwardly, along a curve toward the south, a chord bearing of S 88-40-49 W, a chord distance of 273.90 feet, an arc distance of 276.16 feet, to a point, thence N 32-33-39 E, a distance of 754.71 feet, to a point, thence N 50-25-31 E, a distance of 660 feet, to a point, thence S 39-03-20 E, along the southwesterly side of Marydale, a distance of 245.36 feet, to a point, thence S 38-23-09 E, a distance of 454.64 feet, to a point, thence S 40-06-35 E, a distance of 87.12 feet, to a point in the northwesterly right-of-way line of Houston Road, thence

Exhibit B - 141

S 46-45-40 W, along the northwesterly right-of-way line of Houston Road, a distance of 451.89 feet, to a point, thence continuing along the aforementioned right-of-way line as follows:

N 42-33-22 W - 15.39 feet;

S 47-26-38 W - 25 feet;

S 42-33-22 E - 15.68 feet;

S 46-45-30 W - 362.03 feet;

S 47-26-38 W - 182.95 feet, to the place of beginning, and containing 20.52 acres more or less.

BEING THE SAME LAND DESCRIBED AS FOLLOWS:

A parcel of land lying on the northwesterly side of Houston Road and adjacent to the northeast side of St. Luke West Hospital 21 acre site in Florence, Boone County, Kentucky and being more particularly described as follows:

BEGINNING at a point in the northwesterly right-of-way line of Houston Road, said point also being the most northeasterly corner of a 21 acre parcel previously conveyed to St. Luke West Hospital by Turfway Park Racing Association, Inc. and running thence:

N 42-33-22 W, along the northeasterly side of St. Luke West Hospital 21 acres site, a distance of 89.60 feet, to a point, thence N 52-28-27 W, a chord distance of 210.69 feet, an arc distance of 211.75 feet, to a point, thence N 67-13-53 W, a distance of 174.05 feet, to a point, thence southwestwardly, along a curve toward the south, a chord bearing of S 88-40-49 W, a chord distance of 273.90 feet, an arc distance of 276.16 feet, to a point, thence N 32-24-59 E, a distance of 754.71 feet, to a point, thence N 50-36-52 E, a distance of 659.55 feet, to a point, thence S 38-58-58 E, along the southwesterly side of Marydale, a distance of 245.36 feet, to a point, thence S 38-26-53 E, a distance of 454.64 feet, to a point, thence S 40-40-40 E, a distance of 86.75 feet, to a point in the northwesterly right-of-way line of Houston Road, thence S 45-45-40 W, along the northwesterly right-of-way line of Houston Road, a distance of 451.89 feet, to a point, thence continuing along the aforementioned right-of-way line as follows:

N 42-33-22 W - 15.39 feet,

S 47-26-38 W - 25 feet,

S 42-33-22 E - 15.68 feet,

S 46-45-40 W - 362.03 feet,

S 47-26-38 W - 182.95 feet, to the place of beginning, and containing 20.52 acres more or less

PARCEL TWO, TRACT 1:

Group Number: 2027

PIDN: 072-00-00-008.08

Exhibit B - 142

A parcel of land lying on the southeasterly side of Houston Road, and at the present easterly end of Beam Boulevard in Florence, Boone County, and being more particularly described as follows:

BEGINNING at a point in the southeasterly right-of-way line of Beam Boulevard, said point also being the northernmost corner of Lot 2, Turfway Square Subdivision, and running thence:

N 47-26-38 E, along the right-of-way of Beam Boulevard, a distance of 31.88 feet, to a point, thence,

N 42-33-22 W, a distance of 55 feet, to a point, thence,

N 47-26-38 E, a distance of 510.99 feet, to a point, thence,

S 28-20-03 E, along the dividing line between Diocese of Covington and Turfway Square, a distance of 1388.08 feet, to a point in the westerly right-of-way of Interstate 57, thence,

S 47-56-37 W, along the aforementioned right-of-way, a distance of 162.38 feet, to a point, thence;

S 10-35-12 W, a distance of 48.93 feet, to a point, thence,

N 42-33-22 E, along the north property line of Lot 2, a distance of 1318.47 feet, to the point of beginning and containing 11.462 acres more or less.

PARCEL TWO, TRACT 2:

Group Number: 2027

PIDN: 072-00-00-008.08

A parcel of land lying on the southeasterly side of Houston Road in Florence, Boone County, Kentucky, and being more particularly described as follows:

BEGINNING at a point in the southeasterly right-of-way line of Houston Road, said point also being the northernmost corner of Lot 8 of Turfway Square, Section 3, and running thence,

N 47-26-38 E, along the southeasterly right-of-way line of Houston Road, a distance of 554.44 feet, to a point, thence S 30-08-55 E, along the dividing line between Turfway Square and Diocese of Covington (Marydale), a distance of 102.39 feet, to a point, thence N 62-26-21 E, a distance of 18.27 feet, to a point, thence S 28-20-03 E, a distance of 159.16 feet, to a point, thence S 47-26-38 W, a distance of 510.99 feet, to a point, thence N 42-33-22 W, along the northeasterly line of Lot 8 of Turfway Square Subdivision, Section 3, a distance of 259 feet, to a place of beginning, and containing 3.185 acres more or less.

TOGETHER WITH easements and restrictions as set forth in Reciprocal Easement Agreement recorded in Easement Book 27, Page 250 in the offices of the Boone County Clerk at Burlington, Kentucky as prospectively amended and restated in their entirety, effective February 19, 1997, by Amended Reciprocal Easement Agreement dated February 19, 1997 recorded in Easement Book 46, Page 62 of the Boone County Clerk’s Records at Burlington, Kentucky.

TOGETHER WITH easements for sewer, water and access as set forth in Easement Agreement dated November 13, 1991, recorded in Easement Book 27, page 292 of the Boone County Clerk’s Records at Burlington, Kentucky.

All of the foregoing BEING the same property conveyed to TRIGGER REAL ESTATE CORPORATION by deed from Turfway Park Racing Association, Inc., a Kentucky corporation, dated July 15, 1998 and recorded in Deed Book 701, Page 171 of the Boone County Clerk’s records at Burlington, Kentucky.

Exhibit B - 143

Vacant Land in Splendora, TX

Lot 2, Block 2, White Oak Plantation Subdivision, Section 2, a subdivision in Montgomery County, Texas, according to the map or plat thereof recorded in Cabinet C, Sheet 198A, Map Records of Montgomery County, Texas.

Vacant Land in Missouri

PARCEL NO. 1: A parcel of ground being all of Lot 1 of the “Resubdivision Plat of Riverport Tract 7”, a subdivision recorded as Daily No. 1065, on June 23, 1994, in Plat Book 327, pages 89 through 92, St. Louis County Recorder’s Office, said parcel being more particularly described as follows: Beginning at the most Southern corner of Lot 1, of said “Resubdivision Plat of Riverport Tract 7”, said corner being in the Northeastern line of a Levee Easement recorded in Book 8351, page 1184, St. Louis County Recorder’s Office; thence North 23 degrees 10 minutes 00 seconds West 1291.20 feet along the Southwestern line of said Lot 1, and along the Northeastern line of said Levee Easement, to an angle point therein; thence North 25 degrees 30 minutes 00 seconds East 250.00 feet along the Northwestern line of said Lot 1, being also the Southeastern line of said Levee Easement, to the most Southwestern corner of a Drainage and Storm Water Easement recorded in Book 8351 page 1187, St. Louis County Recorder’s Office; thence in a generally Northeastwardly direction, along the southeastern line of said Drainage and Storm Water Easement and along the Northwestern line of said Lot 1, the following courses and distances: North 50 degrees 03 minutes 29 seconds East 262.30 feet, North 28 degrees 16 minutes 56 seconds East 222.78 feet to a point of curve; thence Northeastwardly 246.83 feet along a curve to the right having a radius of 230.00 feet, the chord of which bears North 59 degrees 01 minute 32 seconds East 235.15 feet, to a point of tangency, in the Southern line of said Drainage and Storm Water Easement, and the Northern line of said Lot 1; thence North 89 degrees 46 minutes 09 seconds East 464.11 feet along the Southern line of said Drainage and Storm Water Easement, and the Northern line of said Lot 1, to the Northeastern corner of said Lot 1; thence South 23 degrees 10 minutes 00 seconds East 1521.93 feet along the Northeastern line of said Lot 1, being also the Southwestern line of Lot 2 of said “Resubdivision Plat of Riverport Tract 7”, to the most Eastern corner of said Lot 1; thence South 66 degrees 50 minutes 00 seconds West 1273.47 feet along the Southeastern line of said Lot 1, to its most Southern corner and the point of beginning.

PARCEL NO. 2: Non-Exclusive easements to use all private roadways as set forth in the First Revised and Restated Riverport Project Trust Indenture recorded in Book 8191 page 380, as amended by instruments recorded in Book 8465 page 1068, Book 9013 page 1955, Book 10263 page 1872, Book 10694 page 1881, and Book 11104 page 991, Book 11304 page 1396, Book 11890 page 2353 and Book 15124 page 654 St. Louis County Records.

PARCEL NO. 3: Non-Exclusive easements, according to Infrastructure Easement Agreement recorded on July 22, 1994, in Book 10263 page 1910, St. Louis County Records.

PARCEL NO. 4: Easements (Levee Easement), according to instrument recorded on July 22, 1994, in Book 10263 page 1895 St. Louis County Records.

PARCEL NO. 5: Non-exclusive, perpetual, irrevocable appurtenant easement for vehicle and pedestrian access, ingress and egress as set forth in Book 10263 page 1926 and as amended in the Amended and Restated Roadway Easement Agreement recorded in Book 10694 page 1908.

Exhibit B - 144

Harrah’s Philadelphia

PROPERTY 1:

PREMISES A:

ALL THAT CERTAIN tract of land with the buildings and improvements thereon erected, SITUATE in the City of Chester , County of Delaware , Commonwealth of Pennsylvania, as shown on an ALTA/ACSM Title Survey Plan dated April 30, 2004 and last revised October 8, 2004 and Reverse Subdivision Plan dated August 26, 2004 and last revised October 8, 2004, prepared by Catania Engineering Associates, Inc., Consulting Engineers, 520 W. MacDade Boulevard, Milmont Park, PA 19033-3311, as confirmed and also described on ALTA/NSPS Land Title Survey prepared Catania Engineering Associates, Inc., dated May 7, 2018, last revised November 13, 2018, Drawing No. 85797 being bounded and described as follows, notwithstanding errors made to the legal description set forth in the Deed of Correction dated 3-2-2018 and recorded 3-22-2018 in Delaware County in Volume 6143 Page 649:

BEGINNING at a point of intersection of the Southeasterly side of Second Street (60 feet wide) with the Southwesterly side of Melrose Avenue (60 feet wide) thence along said Second Street crossing a portion of the terminus of a 30 feet wide access easement North 55 degrees 25 minutes 39 seconds East 540.06 feet to a point; thence North 56 degrees 26 minutes East 71.87 feet to a point on the Southwesterly side of Ridley Creek Channel (90 feet wide) thence leaving Second Street along said Ridley Creek South 26 degrees 3 minutes 3 seconds East 1,437.73 feet to a point; thence South 55 degrees 50 minutes 36.8 seconds West 18.93 feet to a point; thence South 25 degrees 47 minutes 42 seconds East 117.11 feet to a point on the U.S. Pierhead Line of the Delaware River; thence along said Pierhead Line South 66 degrees 4 minutes 48 seconds West 165.19 feet to a point; thence South 51 degrees 36 minutes 32.4 seconds West 1,646.75 feet to a point; thence leaving said Pierhead Line North 38 degrees 23 minutes 36 seconds West 491.68 feet to a point; thence North 51 degrees 36 minutes 24 seconds East 50 feet to a point; thence North 38 degrees 23 minute 36 seconds West 480.43 feet to a point; thence South 80 degrees 16 minutes 34 seconds West 107.51 feet to a point; thence North 56 degrees 02 minutes 41 seconds West 135.00 feet to a point on the Southeasterly side of Conrail’s Railroad right-of-way (120 feet wide) ; thence along said Conrail’s right-of-way North 33 degrees 57 minutes 09 seconds East 783.30 feet to a point of curve; thence along the arc of a curve to the right having a radius of 5,639.65 feet for a distance of 221.47 feet to a point of tangent; thence North 40 degrees 55 minutes 09 seconds East 440.00 feet to a point; thence North 48 degrees 33 minutes 55 seconds East 249.01 feet to a point on the Southwesterly side of Melrose Avenue (60 feet wide); thence along said Melrose Avenue and a terminus of said 30 feet wide easement South 26 seconds 00 minutes 01 seconds East 30.33 feet to the first mentioned point and place of beginning.

TOGETHER with the Reservation set forth in Deed Book 430 page 25 and the Rights and Privileges set forth in Deed Book I-9 page 296.

PREMISES B:

ALL THAT CERTAIN lot or piece of land, SITUATE in the City of Chester, County of Delaware, Commonwealth of Pennsylvania, as shown on a Plan for John J. McCusker, Jr., dated July 25, 1985, prepared by H. Gilroy Damon Associates, Inc., Civil Engineers, Sharon Hill, Pennsylvania, being bounded and described as follows:

BEGINNING at a point of intersection of the Southeasterly side of Fourth Street, L.R. 542 (60 feet wide) with the 20 foot radius connecting the Northeasterly side of Melrose Avenue (60 feet wide); thence along the said Fourth Street on a 1940.08 radius curving to the left, the arc distance of 168.41 feet to a point of tangent; thence North 63 degrees 2 minutes 41 seconds East 343.64 feet to a point on the Westerly side of Ridley Creek, thence leaving said Fourth Street and extending along Ridley Creek, South 19 degrees 7 minutes 49 seconds East 11.5 feet to a point on the Northwesterly side of Conrail Railroad right-of-way, thence along said right-of-way on a 6870 feet radius curving to the left, the arc distance of 549.5 feet to a point on said Melrose Avenue; thence along said Melrose Avenue, North 19 degrees 16 minutes 49 seconds West 84 feet to a point of curve; thence on a 20 feet radius curving to the right; the arc distance of 30.46 feet to the first mentioned point and place of beginning.

Exhibit B - 145

PROPERTY 2:

PREMISES 1:

ALL THAT CERTAIN tract or parcel of land, SITUATE in Chester City, Delaware County, Pennsylvania, bounded and described according to a Reverse Subdivision Plan for McCusker and Sons Paper Salvage Inc., made by H. Gilroy Damon Associates, Inc., Civil Engineers, Sharon Hill , PA, dated 11-07-1996 and recorded in Delaware County Plan Case 19 page 433, as follows; to wit:

BEGINNING at the point of intersection of the Easterly side of Hinkson Street with the Southerly side of Fourth Street (S.R. 0291); thence extending along the Southerly side of Fourth Street North 70 degrees 14 minutes 36 seconds East 395.00 feet to a point on the Easterly side of Melrose Avenue; thence extending along same South 19 degrees 45 minutes 24 seconds East 117.50 feet to a point on the Northerly side of lands now or late of Conrail (Chester Branch); thence extending along same on the arc of a circle curving to the left having radius of 5759.65 feet the arc distance of 452.19 feet (having a chord bearing of South 48 degrees 31 minutes 53 seconds West 452.07 feet ) to a point a corner of lands of the State Correctional Facility; thence extending along same North 19 degrees 45 minutes 24 seconds West 14.20 feet to a point on the Southerly side of Third Street; thence extending along same North 70 degrees 14 minutes 36 seconds East 25.00 feet to a point on the Easterly side of Hinkson Street; thence extending along same North 19 degrees 45 minutes 24 seconds West 270.54 feet to the first mentioned point and place of beginning.

BEING Folio No. 49-03-00323-00.

PREMISES 2:

ALL THAT CERTAIN tract or piece of land , SITUATE in the City of Chester in the County of Delaware and Commonwealth of Pennsylvania bounded and described according to a Plan thereof dated June 17, 1969 and last revised on October 13, 1969 prepared by Catania Engineering Associates, Inc., Consulting Engineers as follows:

BEGINNING at a point, the intersection of the center line of Second Street (60 feet wide) with the center line of Melrose Avenue North 19 degrees 45 minutes 24 seconds West the distance of 23.77 feet to a point; extending thence along the lands of Philadelphia, Baltimore and Washington Railroad Company the following three courses and distances: (1) North 49 degrees 56 minutes 28 seconds East 150.82 feet to a point; (2) North 50 degrees 44 minutes 14 seconds East 175.61 feet to a point; and (3) North 58 degrees 34 minutes 13 seconds East 150.12 feet to a point; extending thence South 13 degrees 30 minutes 56 seconds East 98.94 feet to a point in the center line of said Second Street; and extending thence along said center line of Second Street South 61 degrees 40 minutes 36 seconds West 448.24 feet to a point and place of beginning.

BEING known as Parcel No. 1 as shown on said Plan.

BEING Folio No. 49-03-00703-00.

Exhibit B - 146

Premises 1 and 2 are also described as follows pursuant to that certain ALTA/NSPS Land Title Survey, Harrah’s Philadelphia Casino, 777 Harrah’s Boulevard, City of Chester, Delaware County, PA, prepared by Catania Engineering Associates, Inc., dated 5/7/2018 and last revised 11/13/2018:

PREMISES 1

ALL THAT CERTAIN tract or parcel of land, SITUATE in Chester City, Delaware County, Pennsylvania, bounded and described as follows; to wit:

BEGINNING at the point of intersection of the Easterly right-of-way line of Hinkson Street (50 feet) with the Southerly right-of-way line of Fourth Street (a.k.a. S.R. 0291)(variable width); thence extending along the Southerly right-of-way line of Fourth Street North 70 degrees 14 minutes 36 seconds East 394.16 feet to a point on the Westerly right-of-way line of Melrose Avenue; thence extending along same South 19 degrees 45 minutes 24 seconds East 111.36 feet to a point on the Northerly side of lands now or late of Conrail (Chester Branch); thence extending along same on the arc of a circle curving to the left having radius of 5759.65 feet the arc distance of 452.17 feet (having a chord bearing of South 48 degrees 31 minutes 53 seconds West 452.06 feet ) to a point a corner of lands of the State Correctional Facility; thence extending along same North 19 degrees 45 minutes 24 seconds West 14.20 feet to a point on the Southerly side of Hinkson Street; thence extending North 70 degrees 14 minutes 36 seconds East 25.00 feet to a point on the Easterly right-of-way line of Hinkson Street; thence extending along same North 19 degrees 45 minutes 24 seconds West 266.53 feet to the first mentioned point and place of beginning.

BEING Folio No. 49-03-00323-00.

PREMISES 2

ALL THAT CERTAIN tract or piece of land, SITUATE in the City of Chester in the County of Delaware and Commonwealth of Pennsylvania bounded and described as follows:

BEGINNING at a point, the intersection of the center line of Second Street (60 feet wide) with the center line of Melrose Avenue North 19 degrees 45 minutes 24 seconds West the distance of 23.77 feet to a point; extending thence along the lands of Philadelphia Baltimore and Washington Railroad Company the following three courses and distances: (1) North 49 degrees 56 minutes 28 seconds East 150.74 feet to a point; (2) North 50 degrees 44 minutes 14 seconds East 175.61 feet to a point and (3) North 58 degrees 34 minutes 13 seconds East 150.12 feet to a point; extending thence South 13 degrees 30 minutes 56 seconds East 98.92 feet to a point in the center line of said Second Street; and extending thence along said center line of Second Street South 61 degrees 40 minutes 36 seconds West 448.00 feet to a point and place of beginning.

BEING Folio No. 49-03-00703-00.

As to Premises A

Being the same premises which The Redevelopment Authority of the County of Delaware by Deed dated 9-21-2005 and recorded 10-19-2005 in Delaware County in Volume 3629 Page 1810 conveyed unto Chester Downs and Marina, L.L.C., in fee.

Also as to Premises A

Being the same premises which The Redevelopment Authority of the County of Delaware by Corrective Deed dated 6/11/2010 and recorded 6/25/2010 in Delaware County in Volume 4761 Page 783 conveyed unto Chester Downs and Marina, L.L.C., in fee.

Also as to Premises A

Exhibit B - 147

Being the same premises which Chester Downs and Marina, LLC, a Pennsylvania limited liability company, erroneously identified in the prior deed as Chester Downs and Marina, L.L.C. by Deed of Correction dated 3-2-2018 and recorded 3-22-2018 in Delaware County in Volume 6143 Page 649 conveyed unto Chester Downs and Marina, LLC, a Pennsylvania limited liability company, in fee.

As to Premises B

Being the same premises which John J. McCusker, Jr. and Kevin P. McCusker by Deed dated 3/3/2006 and recorded 3/22/2006 in Delaware County in Volume 3755 Page 1788 conveyed unto Chester Downs and Marina, L.L.C., a Pennsylvania Limited Liability Company, in fee.

Also as to Premises B

Being the same premises which Chester Downs and Marina, LLC, a Pennsylvania limited liability company, erroneously identified in the prior deed as Chester Downs and Marina, L.L.C. by Deed of Correction dated 3-2-2018 and recorded 3-22-2018 in Delaware County in Volume 6143 Page 642 conveyed unto Chester Downs and Marina, LLC, a Pennsylvania limited liability company, in fee.

As to Premises 1 and 2

Being the same premises which Harrah’s Operating Company, Inc., a Delaware corporation by Deed dated 1/31/2007 and recorded 3/20/2007 in Delaware County in Volume 4055 Page 1217 conveyed unto Chester Facility Holding Company, LLC, a Delaware limited liability company, in fee.

Harrah’s Atlantic City

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF ATLANTIC CITY, COUNTY OF ATLANTIC, STATE OF NEW JERSEY AND IS DESCRIBED AS FOLLOWS:

FEE SIMPLE PARCEL 1:

Block 575, Lots 1 & 2; Block 576, Lot 3; Block 572, Lot 1; Block 573, Lots 1 & 3

BEGINNING at the point, said point being the intersection of the easterly sideline of Connecticut Avenue with the southerly sideline of Old Brigantine Boulevard and running thence;

1.    Across Old Brigantine Boulevard, North 70 degrees 54 minutes 20 seconds West a distance of 40.00 feet to a point, thence;

2.    Along the centerline of Old Brigantine Boulevard, South 19 degrees 05 minutes 39 seconds West a distance of 197.94 feet to a point, thence;

3.    Across former Old Brigantine Boulevard, vacated by county ordinance 13-2003 and city ordinance 06-2003, North 70 degrees 54 minutes 20 seconds West a distance of 40.00 feet to a point, thence;

4.    Along the westerly sideline of former Old Brigantine Boulevard, vacated by county ordinance 13-2003 and city ordinance 06-2003, North 19 degrees 05 minutes 39 seconds East a distance of 70.74 feet to a point, thence;

5.    Along a common line between Block 576, Lots 1.01 and 1.04 the following fifteen courses, on a curve to the right having a radius of 173.79 feet, a length of 27.65 feet and whose chord bears North 21 degrees 41 minutes 52 seconds West a distance of 27.62 feet to a point, thence;

Exhibit B - 148

6.    North 16 degrees 12 minutes 44 seconds West a distance of 29.63 feet to a point of curvature, thence;

7.    On a curve to the right having a radius of 1000.00 feet, a length of 141.58 feet and whose chord bears North 12 degrees 09 minutes 22 seconds West a distance of 141.46 feet to a point of reverse curve, thence;

8.    On a curve to the left having a radius of 200.00 feet, a length of 28.54 feet and whose chord bears North 12 degrees 11 minutes 16 seconds West a distance of 28.51 feet to a point of compound curve, thence;

9.    On a curve to the left having a radius of 559.59 feet, a length of 112.06 feet and whose chord bears North 22 degrees 00 minutes 45 seconds West a distance of 111.88 feet to a point of compound curve, thence;

10.    On a curve to the left having a radius of 450.00 feet, a length of 178.91 feet and whose chord bears North 39 degrees 08 minutes 21 seconds West a distance of 177.73 feet to a point of reverse curve, thence;

11.    On a curve to the right having a radius of 200.00 feet, a length of 17.22 feet and whose chord bears North 48 degrees 03 minutes 44 seconds West a distance of 17.21 feet to a point of reverse curve, thence;

12.    On a curve to the left having a radius of 567.95 feet, a length of 250.22 feet and whose chord bears North 58 degrees 13 minutes 00 seconds West a distance of 248.20 feet to a point of tangency, thence;

13.    North 70 degrees 54 minutes 21 seconds West a distance of 792.14 feet to a point, thence;

14.    On a curve to the left having a radius of 480.00 feet, a length of 234.90 feet and whose chord bears North 85 degrees 57 minutes 29 seconds West a distance of 232.57 feet to a point, thence;

15.    North 27 degrees 40 minutes 15 seconds West a distance of 51.61 feet to a point, thence;

17.    On a curve to the right having a radius of 926.00 feet, a length of 646.07 feet and whose chord bears North 80 degrees 21 minutes 09 seconds East a distance of 633.04 feet to a point of compound curve, thence;

18.    On a curve to the right having a radius of 1526.00 feet, a length of 276.74 feet and whose chord bears South 74 degrees 27 minutes 53 seconds East a distance of 276.36 feet to a point, thence;

19.    North 62 degrees 19 minutes 45 seconds East a distance of 561.74 feet to a point, thence;

20.    North 27 degrees 40 minutes 15 seconds West a distance of 74.73 feet to a point, thence;

21.    South 62 degrees 19 minutes 45 seconds West a distance of 25.00 feet to a point, thence;

22.    North 27 degrees 40 minutes 15 seconds West a distance of 551 feet, more or less, to a point, thence;

23.    Along the mean high water line, as the same may move from time to time by natural forces of accretion or reliction 659 feet, more or less, to a point, thence;

24.    Along the northerly sideline of Helen Avenue, South 62 degrees 19 minutes 45 seconds West a distance of 285 feet, more or less, to a point, thence;

Exhibit B - 149

25.    Along the approximate centerline of vacated Massachusetts Avenue, South 27 degrees 40 minutes 15 seconds East a distance of 50.00 feet to a point, thence;

26.    Along the southerly sideline of Helen Avenue, North 62 degrees 19 minutes 45 seconds East a distance of 315 feet, more or less, to a point, thence;

27.    Along the mean high water line, as same may move from time to time by natural forces of accretion or reliction 801 feet, more or less, to a point, thence;

28.    Along the bulkhead, more or less, the following twelve courses, North 64 degrees 38 minutes 40 seconds East a distance of 3.15 feet to a point, thence;

29.    South 28 degrees 08 minutes 35 seconds East a distance of 12.15 feet to a point, thence;

30.    North 64 degrees 39 minutes 48 seconds East a distance of 44.70 feet to a point, thence;

31.    South 73 degrees 02 minutes 57 seconds East a distance of 92.51 feet to a point, thence;

32.    South 18 degrees 04 minutes 54 seconds West a distance of 2.78 feet to a point, thence;

33.    South 83 degrees 04 minutes 50 seconds East a distance of 18.70 feet to a point, thence;

34.    South 72 degrees 07 minutes 50 seconds East a distance of 407.04 feet to a point, thence;

35.    South 72 degrees 08 minutes 06 seconds East a distance of 44.27 feet to a point, thence;

36.    South 26 degrees 46 minutes 09 seconds East a distance of 6.70 feet to a point, thence;

37.    North 64 degrees 11 minutes 37 seconds East a distance of 53.20 feet to a point, thence;

38.    North 87 degrees 53 minutes 12 seconds East a distance of 28.01 feet to a point, thence;

39.    Along the tract line, South 27 degrees 40 minutes 15 seconds West a distance of 7 feet, more or less to a point, thence;

40.    Along the mean high water line, as same may move from time to time by natural forces of accretion or reliction 165 feet, more or less, to a point, thence;

41.    Along the northerly right-of-way line of Harrah’s Boulevard, North 60 degrees 03 minutes 15 seconds East a distance of 56 feet more or less to a point, thence;

42.    Along the easterly sideline of Harrah’s Boulevard, South 29 degrees 56 minutes 45 seconds East a distance of 80.00 feet to a point, thence;

43.    Along the southerly right-of-way line of Harrah’s Boulevard, South 60 degrees 03 minutes 15 seconds West a distance of 79 feet more or less to a point, thence;

44.    Along the mean high water line, as same may move from time to time by natural forces of accretion or reliction 145 feet, more or less, to a point, thence;

Exhibit B - 150

45.    South 25 degrees 47 minutes 42 seconds East a distance of 48 feet more or less to a point, thence;

46.    South 62 degrees 58 minutes 57 seconds West a distance of 59.46 feet to a point, thence;

47.    South 17 degrees 01 minutes 32 seconds East a distance of 2.06 feet to a point, thence;

48.    South 60 degrees 03 minutes 15 seconds West a distance of 34.76 feet to a point, thence;

49.    South 27 degrees 40 minutes 15 seconds East a distance of 31.27 feet to a point, thence;

50.    South 61 degrees 42 minutes 40 seconds West a distance of 3.70 feet to a point, thence;

51.    South 27 degrees 01 minutes 02 seconds East a distance of 61.72 feet to a point, thence;

52.    South 62 degrees 58 minutes 16 seconds West a distance of 142.58 feet to a point, thence;

53.    South 62 degrees 19 minutes 45 seconds West a distance of 105.15 feet to a point in the easterly sideline of Vermont Avenue, thence;

54.    Along the easterly sideline of Vermont Avenue, North 27 degrees 40 minutes 15 seconds West a distance of 189.99 feet to point, thence;

55.    Across Vermont Avenue, South 62 degrees 19 minutes 45 seconds West a distance of 63.65 feet to a point, thence;

56.    Along the westerly sideline of Vermont Avenue, South 27 degrees 40 minutes 15 seconds East a distance of 249.59’, to point, thence;

57.    Along the northerly right-of-way line of Route 87 the following four courses, South 53 degrees 45 minutes 03 seconds West a distance of 437.57 feet to a point, thence;

58.    North 36 degrees 16 minutes 23 seconds West a distance of 6.07 feet to a point, thence;

59.    South 53 degrees 45 minutes 10 seconds West a distance of 270.63 feet to a point of curvature, thence;

60.    On a curve to the left having a radius of 2065.00 feet, a length of 384.43 feet and whose chord bears South 48 degrees 25 minutes 10 seconds West a distance of 383.88 feet to a point, thence;

61.    Along the northerly sideline of Evelyn Avenue, South 62 degrees 19 minutes 45 seconds West a distance of 62.50 feet to a point, thence;

62.    Along the easterly sideline of Connecticut Avenue, North 27 degrees 40 minutes 15 seconds West a distance of 73.93 feet to the point and place of BEGINNING.

Excepting Harrah’s Boulevard described as follows:

BEGINNING at a point, said point being at the intersection of the southerly right-of-way line of Harrah’s Boulevard (80 feet wide) and the westerly right-of-way line of Vermont Avenue (63.65 feet wide), said point also being located South 27 degrees 40 minutes 15 seconds East, a distance of 249.69 feet from the intersection of said line of Vermont Avenue with the northerly right-of-way line of Brigantine Boulevard, also known as Route 87 (width varies), common corner to Block 572 - Lot 1 and running thence

Exhibit B - 151

1.    Along the southerly right-of-way line of Harrah’s Boulevard, South 62 degrees 19 minutes 45 seconds West, a distance of 669.69 feet to a point of non-tangential curvature in the former Cecil Circle, thence;

2.    Along a curve to the left, having a radius of 100.00 feet, an arc length of 82.30 feet with a chord bearing of North 27 degrees 40 minutes 16 seconds West and a chord length of 80.00 feet to a point in the dividing line of Block 575 - Lot 1, thence;

Along the northerly right-of-way line of Harrah’s Boulevard, the following two (2) courses:

3.    Along the dividing line of Block 575 - Lot 1, North 62 degrees 19 minutes 45 seconds East, a distance of 733.34 feet to a point, thence;

4.    South 27 degrees 40 minutes 15 seconds East, a distance of 80.00 feet to a point, common corner to Block 573 - Lot 1 and the easterly right-of-way line of Vermont Avenue, thence;

5.    South 62 degrees 19 minutes 45 seconds West, a distance of 63.65 feet to the point and place of BEGINNING.

FEE SIMPLE PARCEL 2:

BEGINNING at a point in the southerly right of way line of Helen Avenue (50’ wide public right of way) and running thence:

1.    Along the southerly line of Helen Avenue, North 62°19’45” East a distance of 25.00 feet to a point, thence;

2.    South 27°40’15” East a distance of 74.73 feet to a point, thence;

3.    Along a common line between Block 576, Lots 1.01 and Lot 1.13 the following three courses, South 62°19’45” West a distance of 561.74 feet to a point of cusp, thence;

4.    On a non-tangent curve to the left having a radius of 1,526.00 feet, an arc length of 276.74 feet and whose chord bears North 74°27’53” West a distance of 276.36 feet to a point of compound curve, thence;

5.    On a curve to the left having a radius of 926.00 feet, an arc length of 667.53 feet and whose chord bears South 79°41’19” West a distance of 653.17 feet to a point, thence;

6.    North 31°44’52” West a distance of 165.80 feet more or less to the high water line of Clam Thorofare, thence;

7.    Along the high water line of Clam Thorofare a distance of 1,394 feet more or less to a point, thence;

8.    Along the westerly lot line of Lot 3, Block 576, South 27°40’15” East a distance of 551 feet more or less, to the POINT OF BEGINNING.

BEING the same as Lot 1.13, Block 576 shown on a map entitled in part “Minor Subdivision Plan, Harrah’s Atlantic City Propco, LLC, Block 576, Lot 1.09, City of Atlantic City, Atlantic County, New Jersey” as prepared by Paulus, Sokolowski and Sartor, LLC, dated 12/20/2012 and revised to 10/04/2013 and filed in the Atlantic County Clerk’s office on November 12, 2013 as Instrument No. 2013069820.

Exhibit B - 152

Together with the non-exclusive beneficial easement interest appurtenant to Parcel 1 as set forth in Declaration of Easements dated October 21, 2013 recorded October 21, 2013 in Book 13671 CFN# 2013065495.

Together with the non-exclusive beneficial Cross Access Easement interest appurtenant to Parcel 1 as set forth in the Minor Subdivision Deed recorded October 21, 2013 as Instrument No. 2013065494; and Corrective Minor Subdivision Deed in Instrument No. 2014003445.

Together with the non-exclusive beneficial easement interest appurtenant to Parcel 2 set forth in Storm Water Drainage and Discharge Easement Agreement by and between Mac Corp. and Marina Associates, as set forth in Deed Book 6434, page 42.

Together with the non-exclusive beneficial easement interest appurtenant to Parcel 1 set forth in the Water Easement by and between Mac, Corp. and Marina Associates as set forth in Instrument No. 3029406.

FEE SIMPLE PARCEL 3:

BEGINNING at a point, said point being a distance of 66.16 feet on a course of South 53°18’25” West from the southeasterly terminus of Helen Avenue, and running thence;

1.    South 43°21’32” West, a distance of 14.79 feet to a point, thence;

2.    North 46°38’28” West, a distance of 53.67 feet to a point, thence;

3.    South 43°21’32” West, a distance of 18.20 feet to a point, thence;

4.    North 46°38’28” West, a distance of 7.67 feet to a point, thence;

5.    South 43°21’32” West, a distance of 37.99 feet to a point, thence;

6.    South 46°38’28” East, a distance of 7.78 feet to a point, thence;

7.    South 43°21’32” West, a distance of 25.48 feet to a point, of a non-tangential curve, thence;

8.    On a curve to the left, having a radius of 194.63 feet, an arc length of 110.95 feet, whose chord bears South 71°45’39” West, a chord distance of 109.46 feet, to a point, thence;

9.    South 17°21’32” West, a distance of 10.31 feet to a point, thence;

10.    North 72°38’28” West, a distance of 3.15 feet to a point, thence;

11.    South 17°21’32” West, a distance of 14.42 feet to a point, thence;

12.    South 72°38’28” East, a distance of 3.00 feet to a point, thence;

13.    South 17°21’32” West, a distance of 27.75 feet to a point, thence;

14.    North 72°38’28” West, a distance of 27.75 feet to a point, thence;

15.    North 17°21’32” East, a distance of 3.00 feet to a point, thence;

16.    North 72°38’28” West, a distance of 14.42 feet to a point, thence;

Exhibit B - 153

17.    South 17°21’32” West, a distance of 3.00 feet to a point, thence;

18.    North 72°38’28” West, a distance of 26.91 feet to a point, thence;

19.    South 17°16’02” West, a distance of 36.07 feet to a point, thence;

20.    North 87°38’28” West, a distance of 46.18 feet to a point, thence;

21.    North 02°21’32” East, a distance of 8.75 feet to a point, thence;

22.    North 87°38’28” West, a distance of 24.25 feet to a point, thence;

23.    South 02°21’32” West, a distance of 56.08 feet to a point, thence;

24.    North 87°38’28” West, a distance of 83.83 feet to a point, thence;

25.    North 02°21’32” East, a distance of 41.04 feet to a point, thence;

26.    North 87°38’28” West, a distance of 33.92 feet to a point, thence;

27.    North 02°21’32” East, a distance of 6.25 feet to a point, thence;

28.    North 87°38’28” West, a distance of 88.00 feet to a point, said point being distant 95.22 feet on a bearing of North 12°28’36” East from the fourth course and an arc distance of 219.77 feet from the third terminus of Lot 1.13 in Block 576, described above, thence;

29.    North 02°21’32” East, a distance of 50.67 feet to a point, thence;

30.    South 87°38’28” East, a distance of 8.46 feet to a point, thence;

31.    North 02°21’32” East, a distance of 33.83 feet to a point, thence;

32.    North 87°38’28” West, a distance of 8.46 feet to a point, thence;

33.    North 02°21’32” East, a distance of 215.17 feet to a point, thence;

34.    South 87°38’28” East, a distance of 60.00 feet to a point, thence;

35.    North 02°21’32” East, a distance of 22.04 feet to a point, thence;

36.    South 87°38’28” East, a distance of 43.50 feet to a point, thence;

37.    South 02°21’32” West, a distance of 7.00 feet to a point, thence;

38.    South 87°38’28” East, a distance of 186.67 feet to a point, thence;

39.    North 02°21’32” East, a distance of 7.00 feet to a point, thence;

40.    South 87°38’28” East, a distance of 43.50 feet to a point, thence;

41.    South 02°21’32” West, a distance of 22.00 feet to a point, thence;

Exhibit B - 154

42.    South 87°38’28” East, a distance of 30.04 feet to a point, thence;

43.    South 02°21’32” West, a distance of 43.00 feet to a point, thence;

44.    South 87°38’28” East, a distance of 92.96 feet to a point, thence;

45.    South 02°21’32” West, a distance of 55.05 feet to a point, thence;

46.    South 87°38’28” East, a distance of 23.10 feet to a point, thence;

47.    South 46°38’28” East, a distance of 21.31 feet to a point, thence;

48.    North 43°21’32” East, a distance of 16.92 feet to a point, thence;

49.    South 46°38’28” East, a distance of 86.29 feet to the point and place of BEGINNING.

BEING the same as Lot 1.14, Block 576 shown on a map entitled in part “Minor Subdivision Plan, Harrah’s Atlantic City Propco, LLC, Block 576, Lot 1.13, City of Atlantic City, Atlantic County, New Jersey” as prepared by Paulus, Sokolowski and Sartor, LLC, dated 12/20/2012 and last revised to 10/04/2013, filed in the Atlantic County Clerk’s office on November 12, 2013 as instrument No. 2013069820.

Harrah’s Laughlin

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF CLARK, STATE OF NEVADA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

That portion of fractional Section 24, Township 32 South, Range 66 East, M.D.M., Clark County, Nevada, described as follows:

Commencing at the West Quarter Corner (W 1⁄4) Corner of said Section 24; Thence South 00°19’32” East, along the West line of said Section 24, a distance of 252.76 feet to the TRUE POINT OF BEGINNING; Thence North 89°26’48” East, 1156.24 feet to a point; Thence North 149.76 feet to a point, said point being on the centerline of a 60-foot-wide utility and roadway easement; Thence along said centerline the following courses: said point also being the beginning of a curve concave to the Northwest (NW) having a radius of 80.00 feet; Thence Easterly along said curve and curving to the left through a central angle of 32°15’00”, an arc distance of 45.03 feet to a point of tangency; Thence North 57°45’00” East, 144.62 feet to a point of tangency with a curve concave Southerly, having a radius of 200.00 feet; Thence Easterly and curving to the right along said curve through a central angle of 66°08’13”, an arc distance of 230.86 feet to a point; Thence South 56°06’47” East, 51.67 feet to a point of tangency with a curve concave to the Northeast (NE) having a radius of 80.00 feet; Thence Easterly and curving to the left along curve through a central angle of 33°53’13”, an arc distance of 47.32 feet; Thence East, 5.40 feet to the end of said centerline; Thence South 53.00 feet; Thence East, 160.00 feet, more or less, to a point on the high ordinary water mark on the Westerly bank of the Colorado River; Thence Southerly and meandering along said high ordinary water mark the following courses: South 14°31’12” West, 547.10 feet; Thence South 07°05’37” East, 226.70 feet; Thence South 27°32’00” East, 344.00 feet; Thence North 73°40’23” East, 206.30 feet; Thence South 08°19’53” East 152.30 feet; Thence departing aforementioned high ordinary water mark South 80°00’00” West, 920.00 feet, more or less; Thence South 89°26’48” West, 1149.59 feet; thence North 00°19’32” West, 1171.27 feet to the TRUE POINT OF BEGINNING.

Exhibit B - 155

Further described as Lot Two (2) and a portion of Lot Three (3) as shown upon that certain Parcel Map filed in File 48 of Parcel Maps, Page 2, of Official Records.

EXCEPTING THEREFROM the following described land as conveyed to Clark County by Deeds recorded July 28, 1987 in Book 870728 of Official Records as Document No. 00686, and recorded July 29, 1987 in Book 870729 of Official Records as Document No. 00865, Clark County, Nevada.

That portion of the Southwest Quarter (SW 1⁄4) of Fractional Section 24, Township 32 South, Range 66 East, M.D.M., Clark County, Nevada, described as follows:

Commencing at the Northwest (NW) corner of the Southwest Quarter (SW 1⁄4) of said Fractional Section; Thence South 00°19’32” East, along the West line thereof, 252.76 feet; Thence North 89°26’48” East, 604.66 feet to the TRUE POINT OF BEGINNING, said point being a point on a curve concave Southeasterly and having a radius of 460.00 feet, a radial line to said point bears North 48°31’28” West; Thence continuing North 89°26’48” East, 6.92 feet to a point on a curve concave Southeasterly and having a radius of 460.00 feet, a radial line to said point bears North 46°51’53” West; Thence Southwesterly along said curve, through a central angle of 31°19’53”, an arc distance of 251.54 feet to a point of tangency; Thence North 11°48’15” East 10.00 feet, to a point of tangency with a curve concave Southeasterly and having a radius of 460.00 feet; Thence Northeasterly along said curve, through a central angle of 29°40’17”, an arc distance of 238.22 feet to the TRUE POINT OF BEGINNING.

Together with that certain parcel of land conveyed by Clark County by Deed recorded September 28, 1987 in Book 870928 of Official Records as Document No. 00961, Clark County, Nevada, described as follows:

That portion of the Southwest Quarter (SW 1⁄4) of Fractional Section 24, Township 32 South, Range 66 East, M.D.M., Clark County, Nevada, described as follows:

Commencing at the Northwest (NW) Corner of said Southwest Quarter (SW 1⁄4); thence South 00°19’32” East along the West line thereof 252.76 feet; Thence North 89°26’48” East, 502.79 feet to the TRUE POINT OF BEGINNING, said point also being a point on a curve concave Southeasterly and having a radius of 540.00 feet, a radial line to said point bears North 55°46’51” West; Thence continuing North 89°26’48” East, 4.80 feet to a point on a curve concave Southeasterly and having a radius of 540.00 feet, a radial line to said point bears North 54° 30’ 33” West; Thence Southwesterly along said curve, through a central angle of 23°41’12”, an arc distance of 223.24 feet to a point of tangency; Thence North 11°48’15” East, 10.00 feet to a point of tangency with a curve concave Southeasterly and having a radius of 540.00 feet; Thence Northeasterly along said concave curve, through a central angle of 22°24’54”, an arc distance of 211.26 feet to the TRUE POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM that portion as conveyed to Clark County by Deed recorded January 14, 1992 in Book 920114 of Official Records as Document No. 00687, Clark County, Nevada, described as follows:

That portion of the Southwest Quarter (SW 1⁄4) of Section 24, Township 32 South, Range 66 East, M.D.M., Clark County, Nevada, more particularly described as follows:

Commencing at the West Quarter (W 1⁄4) corner of said Section 24, Township 32 South, Range 66 East, M.D.M., Clark County, Nevada; Thence South 00°19’32” East, along the West line of said Section 24, a distance of 252.76 feet to the Northwest (NW) corner of Parcel Two (2) of that certain Parcel Map recorded in File 48, Page 2, Clark County Records; Thence North 89°26’48” East, along the North line of said Parcel Two (2), a distance of 611.48 feet to a point on the Easterly right-of-way of Casino Drive (80’ R.O.W.); said point being located on a 460.00 foot radius non-tangent curve and to which point a radial line bears

Exhibit B - 156

North 46°52’19” West; Thence Southwesterly along said curve and said right-of-way through a central angle of 27°16’22”, a distance of 218.96 feet to the POINT OF BEGINNING; Thence South 74°08’41” East, 12.00 feet to a point on a 448.00 foot radius curve and to which point a radial line bears North 74°08’41” West; Thence Southwesterly, along said curve, through a central angle of 04°03’05”, a distance of 31.68 feet; thence South 11°48’15” West, 75.36 feet; Thence South 19°23’20” West, 90.80 feet to a point on said Easterly right-of-way; Thence North 11°48’15” East, along said right-of-way, a distance of 165.36 feet to the beginning of a 460.00 foot radius curve, concave Southeasterly; Thence Northeasterly along said curve, through a central angle of 04°03’05”, a distance of 32.53 feet to the POINT OF BEGINNING.

(The above metes and bounds description is the same that appears in that certain deed recorded in Book 870819 as Document No. 00341 and Book 20080522 as Document No. 05283, Official Records, Clark County, Nevada.)

AS-SURVEYED LEGAL DESCRIPTION:

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN LAUGHLIN, IN THE COUNTY OF CLARK, STATE OF NEVADA, AND IS DESCRIBED AS FOLLOWS:

THAT PORTION OF FRACTIONAL SECTION 24, TOWNSHIP 32 SOUTH, RANGE 66 EAST, M.D.B. & M., CLARK COUNTY, NEVADA, FURTHER DESCRIBED AS LOT TWO (2) AND A PORTION OF LOT THREE (3) AS SHOWN UPON THAT PARCEL MAP ON FILE IN FILE 48 OF PARCEL MAPS, PAGE 2, OF OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

COMMENCING AT A 2” BRASS DISK AT THE WEST QUARTER CORNER (W 1⁄4 COR.) OF SAID SECTION 24;

THENCE SOUTH 00 DEGREES 19 MINUTES 32 SECONDS EAST ALONG THE WEST LINE OF SECTION 24, A DISTANCE OF 252.76 FEET TO A FOUND 5/8” REBAR;

THENCE NORTH 89 DEGREES 26 MINUTES 43 SECONDS EAST, A DISTANCE OF 558.27 FEET TO ALUMINUM CAP MARKED PLS 7808 IN THE CENTERLINE OF CASINO DRIVE;

THENCE NORTH 89 DEGREES 27 MINUTES 41 SECONDS EAST, A DISTANCE OF 53.32 FEET TO A POINT ON THE EAST RIGHT OF WAY LINE OF CASINO DRIVE AND THE POINT OF BEGINNING;

THENCE NORTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, A DISTANCE OF 544.80 FEET TO A 5/8” REBAR WITH ALUMINUM CAP MARKED PLS 6201;

THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS WEST, A DISTANCE OF 149.76 FEET TO A POINT IN THE CENTERLINE OF A 60 FOOT ROADWAY EASEMENT;

THENCE ALONG SAID CENTERLINE THE FOLLOWING SIX COURSES:

THENCE WITH A CURVE TO THE LEFT WITH A RADIUS OF 80.00 FEET, A CHORD BEARING OF NORTH 75 DEGREES 33 MINUTES 20 SECONDS EAST, A CHORD LENGTH OF 49.51 FEET, AN ARC DISTANCE OF 50.34 FEET;

THENCE NORTH 57 DEGREES 45 MINUTES 00 SECONDS EAST, A DISTANCE OF 144.62 FEET;

Exhibit B - 157

THENCE WITH A CURVE TO THE RIGHT WITH A RADIUS OF 200.00 FEET, A CHORD BEARING OF SOUTH 89 DEGREES 10 MINUTES 54 SECONDS EAST, A CHORD LENGTH OF 218.26 FEET, AN ARC DISTANCE OF 230.86 FEET;

THENCE SOUTH 56 DEGREES 06 MINUTES 47 SECONDS EAST, A DISTANCE OF 51.67 FEET;

THENCE WITH A CURVE TO THE LEFT WITH A RADIUS OF 80.00 FEET, A CHORD BEARING OF SOUTH 73 DEGREES 03 MINUTES 30 SECONDS EAST, A CHORD LENGTH OF 46.63 FEET, AN ARC DISTANCE OF 47.32 FEET;

THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, A DISTANCE OF 5.41 FEET;

THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, A DISTANCE OF 53.00 FEET;

THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, A DISTANCE OF 160.00 FEET TO A POINT ON THE ORDINARY HIGH WATER MARK OF THE COLORADO RIVER;

THENCE SOUTHERLY AND MEANDERING ALONG THE ORDINARY HIGH WATER MARK THE FOLLOWING FIVE COURSES:

THENCE SOUTH 14 DEGREES 31 MINUTES 12 SECONDS WEST, A DISTANCE OF 547.10 FEET;

THENCE SOUTH 07 DEGREES 05 MINUTES 37 SECONDS EAST, A DISTANCE OF 226.70 FEET;

THENCE SOUTH 27 DEGREES 32 MINUTES 00 SECONDS EAST, A DISTANCE OF 344.00 FEET;

THENCE NORTH 73 DEGREES 40 MINUTES 23 SECONDS EAST, A DISTANCE OF 206.30 FEET;

THENCE SOUTH 08 DEGREES 19 MINUTES 53 SECONDS EAST, A DISTANCE OF 152.30 FEET;

THENCE SOUTH 80 DEGREES 00 MINUTES 00 SECONDS WEST, A DISTANCE OF 920.00 FEET TO A 1/2” IRON ROD WITH CAP MARKED PLS 2818;

THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS WEST, A DISTANCE OF 454.63 FEET TO A POINT ON THE EAST RIGHT OF WAY LINE OF CASINO DRIVE;

THENCE NORTHERLY ALONG THE EAST RIGHT OF WAY LINE OF CASINO DRIVE, THE NEXT NINE COURSES:

NORTH 23 DEGREES 03 MINUTES 12 SECONDS WEST, A DISTANCE OF 186.03 FEET;

THENCE WITH A CURVE TO THE LEFT WITH A RADIUS OF 1540.00 FEET, A CHORD BEARING OF NORTH 28 DEGREES 37 MINUTES 13 SECONDS WEST, A CHORD LENGTH OF 298.79 FEET, AN ARC DISTANCE OF 299.26 FEET;

THENCE WITH A CURVE TO THE RIGHT WITH A RADIUS OF 310.00 FEET, A CHORD BEARING OF NORTH 11 DEGREES 11 MINUTES 29 SECONDS WEST, A CHORD LENGTH OF 242.21 FEET, AN ARC DISTANCE OF 248.84 FEET;

THENCE NORTH 11 DEGREES 48 MINUTES 15 SECONDS EAST, A DISTANCE OF 119.66 FEET;

THENCE NORTH 19 DEGREES 23 MINUTES 56 SECONDS EAST, A DISTANCE OF 90.80 FEET;

Exhibit B - 158

THENCE NORTH 11 DEGREES 48 MINUTES 15 SECONDS EAST, A DISTANCE OF 75.36 FEET;

THENCE WITH A CURVE TO THE RIGHT WITH A RADIUS OF 431.06 FEET, A CHORD BEARING OF NORTH 13 DEGREES 52 MINUTES 16 SECONDS EAST, A CHORD LENGTH OF 31.69 FEET, AN ARC DISTANCE OF 31.70 FEET;

THENCE NORTH 74 DEGREES 02 MINUTES 42 SECONDS WEST, A DISTANCE OF 11.98 FEET;

THENCE WITH A CURVE TO THE RIGHT WITH A RADIUS OF 459.87 FEET, A CHORD BEARING OF NORTH 29 DEGREES 30 MINUTES 04 SECONDS EAST, A CHORD LENGTH OF 216.90 FEET, AN ARC DISTANCE OF 218.97 FEET TO THE POINT OF BEGINNING.

ALSO:

COMMENCING AT A 2” BRASS DISK AT THE WEST QUARTER CORNER (W 1⁄4 COR.) OF SAID SECTION 24;

THENCE SOUTH 00 DEGREES 19 MINUTES 32 SECONDS EAST ALONG THE WEST LINE OF SECTION 24, A DISTANCE OF 252.76 FEET TO A FOUND 5/8” REBAR;

THENCE NORTH 89 DEGREES 26 MINUTES 48 SECONDS EAST, A DISTANCE OF 502.79 FEET TO A POINT ON THE WEST RIGHT OF WAY LINE OF CASINO DRIVE AND THE POINT OF BEGINNING;

THENCE SOUTHERLY ALONG THE WEST RIGHT OF WAY LINE OF CASINO DRIVE THE FOLLOWING FIVE COURSES:

THENCE WITH A CURVE TO THE LEFT WITH A RADIUS OF 540.00 FEET, A CHORD BEARING OF SOUTH 23 DEGREES 00 MINUTES 46 SECONDS WEST, A CHORD LENGTH OF 209.91 FEET, AN ARC DISTANCE OF 211.26 FEET;

THENCE SOUTH 11 DEGREES 42 MINUTES 54 SECONDS WEST, A DISTANCE OF 316.08 FEET;

THENCE WITH A CURVE TO THE LEFT WITH A RADIUS OF 390.00 FEET, A CHORD BEARING OF SOUTH 12 DEGREES 44 MINUTES 32 SECONDS EAST, A CHORD LENGTH OF 285.18 FEET, AN ARC DISTANCE OF 291.95 FEET;

THENCE WITH A CURVE TO THE RIGHT WITH A RADIUS OF 1460.00 FEET, A CHORD BEARING OF SOUTH 28 DEGREES 37 MINUTES 13 SECONDS EAST, A CHORD LENGTH OF 283.27 FEET, AN ARC DISTANCE OF 283.72 FEET;

THENCE SOUTH 23 DEGREES 03 MINUTES 07 SECONDS EAST, A DISTANCE OF 152.93 FEET;

THENCE SOUTH 89 DEGREES 26 MINUTES 48 SECONDS WEST, A DISTANCE OF 608.37 FEET TO A POINT IN THE WEST LINE OF SECTION 24, SAID POINT BEARING NORTH 00 DEGREES 19 MINUTES 32 SECONDS WEST, A DISTANCE OF 1214.01 FEET FROM A 3” BRASS DISK MARKING THE SOUTHWEST CORNER OF SECTION 24;

THENCE NORTH 00 DEGREES 19 MINUTES 32 SECONDS WEST ALONG THE WEST LINE OF SECTION 24, A DISTANCE OF 1171.27 FEET TO THE POINT OF BEGINNING.

Exhibit B - 159

The above as-surveyed legal description was prepared by Buckley D. Blew PLS No. 24520 of Blew & Associates, PA on behalf of Bock & Clark Corporation an NV5 Company, dated August 5, 2019, and last revised                     .

PARCEL 2:

Non-exclusive easement as created by that certain Easement Agreement, recorded January 31, 2018 as Instrument No. 20180131-0004373, for vehicular and pedestrian ingress, egress and access over, under and across the land described therein. Subject to the terms, provisions and conditions set forth in said instrument.

APN: 264-24-302-001, 264-24-301-002

Harrah’s New Orleans

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE PARISH OF ORLEANS, STATE OF LOUISIANA, AND IS DESCRIBED AS FOLLOWS:

Owned Property

One certain piece or portion of ground, together with all the buildings and improvements thereon, situated in the First District, City of New Orleans, in Square 16-A bounded by Lafayette Street, South Peters Street, Poydras Street and Square 4 and is designated as Lot H-1A in accordance with a plan of re-subdivision by the office of Gandolfo Kuhn, L.L.C. dated April 10, 2006, drawing number T-182-20, approved by the City Planning Commission on June 4, 2008, and filed as Declaration of Title Change on June 26, 2008, recorded in Instrument No. 411525 on July 1, 2008 and is also shown on a survey by Gandolfo Kuhn, L.L.C. dated May 30, 2008; drawing number T-182-22 and is more particularly described as follows:

Begin at the intersection of the east line of South Peters Street, with the south line of Poydras Street; thence along said line of Poydras Street, South 76°14’24” East, a distance of 177.74 feet to a point and corner; thence go South 2°00’19” East, a distance of 369.93 feet along the division line of Square 16-A and Square 4 to the north line of Lafayette Street; thence along said line North 75°59’17” West, a distance of 180.25 feet to the east line of South Peters Street; thence along said line North 1°39’49” West, a distance of 368.50 feet to the south line of Poydras Street and the point of beginning, containing 63,614 square feet.

Leased Property

Casino Premises:

A CERTAIN PORTION OF GROUND, together with all the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes and advantages thereunto belonging or in anywise appertaining, situated in the First Municipal District of the City of New Orleans bounded by Canal, South Peters, and Poydras Streets, and Convention Center Boulevard shown as Square RS on a survey plat by the office of Gandolfo, Kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3, being more particularly described as follows:

Begin at Point A, being the southeast intersection of South Peters and Canal Streets, measure thence along the east or river side line of South Peters Street South 1 degree 39 minutes 1 second East, a distance of 727.65 feet to the northerly line of Poydras Street and Point B; thence along said line of Poydras Street South 76 degrees 14 minutes 24 seconds East, a distance of 540.52 feet to the westerly or land side line of Convention Center Boulevard and Point C, also being the easterly line of former Delta Street; thence North 2 degrees 24 minutes 29 seconds West, a distance of 455.48 feet to the southerly line of Canal Street and Point K; thence along said line of Canal Street, North 52 degrees 44 minutes 2 seconds West, a distance of 661.98 feet to Point A and the Point of Beginning and containing 7.016 acres.

Exhibit B - 160

Together with the existing tunnel portions in the following described subsurface areas:

Canal Street Portion:

THAT PORTION OF CANAL STREET which lies between two horizontal planes, the lower plane lying and being at an elevation of -5 feet Cairo Datum and the upper plane lying and being at an elevation of 30 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 1991, NGS Published Value having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Canal Street right of way, First Municipal District, City of New Orleans, Orleans Parish, Louisiana, the horizontal boundaries of which are more fully described as follows:

Commencing at Point K, being the intersection of the easterly line of former Delta Street and the southerly line of Canal Street, and also being the northeast corner of Square RS, measure thence along the southerly line of Canal Street North 52 degrees 44 minutes 02 seconds West, a distance of 87.04 feet to the Point of Beginning. From the Point of Beginning, measure thence along the southerly line of Canal Street North 52 degrees 44 minutes 02 seconds West, a distance of 129.11 feet to the westerly line of the former I-310 Tunnel; thence along said line along a curve to the right having a radius of 1689.02 feet, a distance of 78.94 feet to the northerly line of said Tunnel; thence along said line South 85 degrees 05 minutes 17 seconds East, a distance of 104 feet to the easterly line of the former I-310 Tunnel; thence along said line along a curve to the left having a radius of 1585.02 feet, a distance of 148.4 feet to the Point of beginning and containing 11,774 square feet, as shown on a survey plat by Gandolfo, Kuhn & Associates, last dated October 20, 1998, Drawing No. T-182-3.

Poydras Street Portion:

THAT PORTION OF POYDRAS STREET which lies between two horizontal planes, the lower plane lying and being at an elevation of -5 feet Cairo Datum and the upper plane lying and being at an elevation 30 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 1991, NGS Published Value having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Poydras Street right of way, First Municipal District, City of New Orleans, Orleans Parish, Louisiana, the horizontal boundaries of which are more fully described as follows:

Commencing at Point B, being the intersection of the northerly line of Poydras Street and the easterly line of S. Peters Street, and also being the southwest corner of Square RS, measure thence along the northerly line of Poydras Street South 76 degrees 14 minutes 24 seconds East, a distance of 361.51 feet to the Point of Beginning.

From the Point of Beginning, measure thence along the northerly line of Poydras Street, South 76 degrees 14 minutes 24 seconds East, a distance of 108.29 feet to the easterly line of the former I-310 Tunnel; thence along said line South 2 degrees 24 minutes 52 seconds East, a distance of 31.08 feet to the southerly line of said Tunnel; thence along said line South 87 degrees 35 minutes 08 seconds West, a distance of 104 feet to the westerly line of the former I-310 Tunnel; thence along said line North 2 degrees 24 minutes 52 seconds West, a distance of 61.24 feet to the Point of Beginning and containing 4,801 square feet, shown on a survey plat by Gandolfo, Kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3.

Exhibit B - 161

Lafayette Subsurface Area:

THAT PORTION OF LAFAYETTE STREET which lies between two horizontal planes, the lower plane lying and being at an elevation of -205 feet Cairo Datum (approximate bottom of pile tip) and the upper plane lying and being at an elevation of 30 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 1991, NGS Published Value, having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Lafayette Street right of way, First Municipal District, City of New Orleans, Orleans Parish, Louisiana, the horizontal boundaries of which are more fully described as follows:

Begin at the southwest corner of Square 4 being the northeast intersection of Lafayette and Fulton Streets, thence along the lower line of Lafayette Street South 75 degrees 59 minutes 17 seconds East, a distance of 117 feet 9 inches 5 eighths to a point on the westerly line of Convention Center Boulevard (former South Front Street) which lies 2 inches 1 eighth from the southeast corner of Square 4; thence along the westerly line of Convention Center Boulevard, South 2 degrees 19 minutes 52 seconds East, a distance of 46 feet 10 inches 6 eighths to the upper line of Lafayette Street and Northeast corner of Square 5; thence along the upper line of Lafayette Street North 75 degrees 59 minutes 17 seconds West, a distance of 118 feet 1 inch 1 eighth to the easterly line of Fulton Street; thence along the easterly line of Fulton Street North 2 degrees 0 minutes 19 seconds West, a distance of 46 feet 9 inches 7 eighths to the Point of Beginning, and containing 5,308 square feet all in accord with a survey plat by Gandolfo, Kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3.

Poydras Street Support Facility Premises:

Square 4, Lot 1:

A CERTAIN PARCEL OF LAND, together with all the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes and advantages thereunto belong or in anywise appertaining, situated in the First District of the City of New Orleans, in Square 4, Orleans Parish, Louisiana, bounded by Convention Center Boulevard (formerly South Front Street), Lafayette, Fulton and Poydras Streets, which said parcel is designated as Lot 1 and is the only lot of and comprises the whole of said Square 4, on plan of resubdivision of Stephen L. Gremillion of Engineering Technology, Inc., dated June 28, 1982, approved by the City Planning Commission under Subdivision Docket No. 96/82, registered as a Declaration of Title Change under Entry No. 466470 in Conveyance Office Book 781, folio 237, records of Orleans Parish, and according to a survey by John J. Avery, Jr., L.S., dated August 24,1990, and according to survey plat by Gandolfo, Kuhn & Associates, Drawing No. T-182-3, dated October 20, 1998, said Lot 1 is described as follows:

Beginning at the intersection of the upper line of Poydras Street with the westerly line of Convention Center Boulevard; thence along said line of Convention Center Boulevard, South 2 degrees, 23 minutes, 18 seconds East, 371 feet, 1 inch, 0 1/2 eighths to the lower line of Lafayette Street; thence along said line North 75 degrees, 59 minutes, 17 seconds West, 117 feet, 7 inches, 4 eighths to the East line of Fulton Street; thence along said line, North 2 degrees, 0 minutes, 19 seconds West, 369 feet, 10 inches, 1 eighth to the upper line of Poydras Street; thence along said line, South 76 degrees, 14 minutes, 24 seconds East, 114 feet, 10 inches, 6 eighths to the westerly line of Convention Center Boulevard and the Point of Beginning and containing 41,385 square feet.

Square 5, Lot G:

A CERTAIN LOT OF GROUND, together with all the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes and advantages thereunto belong or in anywise appertaining, situated in the First Municipal District, City of New Orleans, in Square 5, Orleans Parish, Louisiana, bounded by Convention Center Boulevard, Girod, Fulton, and Lafayette Streets, designated as Lot G on a survey plat

Exhibit B - 162

by the office of Gandolfo, Kuhn and Associates dated October 20, 1998, Drawing No. T-182-3 and is more particularly described as follows:

Beginning at the southeast corner of Square 5 being the intersection of westerly line of Convention Center Blvd. with the northerly line of Girod St.; thence along the northerly line of Girod St. North 76 degrees, 00 minutes, 54 seconds West, 120 feet 2 inches 6 eighths to the easterly line of Fulton St.; thence along said easterly line; North 02 degrees 00 minutes 19 seconds West 363 feet 6 inches 2 eights to the southerly line of Lafayette Street; thence along said southerly line South 75 degrees 59 minutes 17 seconds East, 118 feet, 1 inch, 1 eighth to the westerly line of Convention Center Blvd.; thence along said line, South 02 degrees 19 minutes 52 seconds East, 364 feet, 0 inches, 6 eighths to the northerly line of Girod St. and the point of beginning and containing 41,630 square feet.

Poydras Tunnel Area:

THAT PORTION OF POYDRAS STREET which lies between two horizontal planes, the lower plane lying and being at an elevation of -205 feet Cairo Datum (approximate bottom of pile tip), and the upper plane lying and being at an elevation of 30 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 1991, NGS Published Value, having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Poydras Street right of way, First Municipal District, City of New Orleans, Orleans Parish, Louisiana, the horizontal boundaries of which are more fully described as follows:

Beginning at the northeast corner of Square 4, being the intersection of the west line of Convention Center Boulevard with the south line of Poydras Street, 134 feet wide; thence go along the North line of Square 4, North 76 degrees 14 minutes 24 seconds West, 114 feet 10 inches 6 eighths to the Northwest corner of Square 4, and the East line of Fulton Street; thence along the projection of said line, North 2 degrees 0 minutes 19 seconds West, 139 feet 4 inches 1 eighth to the North line of Poydras Street; thence along said line South 76 degrees 14 minutes 24 seconds East, 180 feet to a point; thence go South 25 degrees 14 minutes 37 seconds West, 136 feet 10 inches 1 eighth to the point of beginning and containing 19,772 square feet, all as shown on a survey plat by Gandolfo, Kuhn & Associates, dated on October 20, 1998; Drawing No. T-182-3.

Encroachment Areas:

A.    Those sidewalks and rights of ways adjacent to and portions of Poydras Street, Convention Center Boulevard, Lafayette Street, and Fulton Street located within ten (10) feet from the lot lines of Square 4, First Municipal District, City of New Orleans, Orleans Parish, Louisiana upon which foundations, canopies, roof overhangs, columns, decorative paving, fountains, landscaping, streetscaping, lighting, directional signage, underground utilities and other encroachments are or will be constructed in connection with the improvements located or to be located upon said Square 4. Reference is made to a survey plat by Gandolfo, Kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3.

B.    Those sidewalks and rights of ways adjacent to and portions of Lafayette Street, Fulton Street, Convention Center Boulevard and Girod Street located within ten (10) feet from the lot lines of Square 5, First Municipal District, City of New Orleans, Orleans Parish, Louisiana upon which foundations, canopies, roof overhangs, columns, decorative paving, fountains, landscaping, streetscaping, lighting, directional signage, underground utilities and other encroachments are or will be constructed in connection with the improvements located or to be located upon said Square 5. Reference is made to a survey plat by Gandolfo, Kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3.

Exhibit B - 163

C.    Those sidewalks and right of ways adjacent to and portions of Poydras Street, Convention Center Boulevard, South Peters Street, and Canal Street located within fifteen (15) feet from the lot lines of Square RS, First Municipal District, City of New Orleans, Orleans Parish, Louisiana, upon which foundations, canopies, roof overhangs, columns, decorative paving, fountains, landscaping, streetscaping, lighting, directional signage, underground utilities and other encroachments are or will be constructed with the Improvements located or to be located upon said Square RS. Reference is made to a survey plat by Gandolfo, Kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3.

Exhibit B - 164

EXHIBIT C

CAPITAL EXPENDITURES REPORT

[SEE ATTACHED]

Exhibit C - 1

Exhibit C - 2

Exhibit C - 3

EXHIBIT D

FORM OF SCHEDULE CONTAINING ANY ADDITIONS TO OR RETIREMENTS OF

ANY FIXED ASSETS CONSTITUTING LEASED PROPERTY

DISPOSAL REPORT

Company Code	System Number	Ext	Asset ID	Asset Description	Class	In Svc Date	Disposal Date	DM	Acquired Value	Current Accum	Net Proceeds	Gain/Loss Adjustment	Realized Gain/ Loss	GL

ADDITIONS REPORT

Project/Job Number	System Number	GL Asset Account	Asset ID	Accounting Location	Asset Description	PIS Date	Enter Date	Est Life	Acq Value	Current Accum

NOTES

Exhibit D - 1

EXHIBIT E

GROUND LEASED PROPERTY

BLUEGRASS DOWNS - TRACT 3

TRACT 3:

(Map Number 095-10-00-014.01)

Being Parcel B, containing 9.480 acres more or less, as shown on Waiver of Subdivision, Plat of Survey for Harrah’s Entertainment recorded on January 11, 2000 in Plat Section L, Page 404, McCracken County Clerk’s Office, and being more particularly described as follows:

Being a tract of land located North of U.S. Highway 60 or Park Avenue and West of Metcalf Lane in the City of Paducah, McCracken County, Kentucky, more particularly described as follows: Beginning at a steel rod, 1⁄2 inch in diameter by 30 inches line with a plastic cap stamped “KRLS 1842” (hereinafter referred to as a steel rod and cap) set at the Southeasterly corner of the herein described property, said steel rod and cap being located North 02° 25’ 25” East, a distance of 714.83 feet from a mag nail set on the Northerly right of way line of U.S. Highway 60, with said mag nail being located North 87° 08’ 15” West, a distance of 307.10 feet from a concrete right of way marker located at the intersection of said Northerly right of way line with the Westerly right of way line of Metcalf Lane; thence from said point of beginning proceed North 86° 34’ 29” West along and with the Southerly line of the herein described parcel 328.86 feet to a rebar with a metal cap found at the Southwesterly corner of the subject site herein described; thence North 02° 31’ 05” East, along and with the Westerly line of said site, 1,259.80 feet to a one inch diameter iron pipe found; the Northwesterly corner of the herein descried tract; thence South 86° 34’ 19” East, a distance of 326.78 feet to a steel rod and cap set at the Northeasterly corner of the subject site; thence South 02° 25’ 25” West, a distance of 1,259.82 feet to the point of beginning.

Together with a non-exclusive 40 foot wide easement for ingress and egress set forth in Agreement by and among Inez Johnson, Wayne Simpson and Players Bluegrass Downs, Inc. dated December 16, 1999 recorded Deed Book 929, Page 367, and as shown on as shown on Waiver of Subdivision, Plat of Survey for Harrah’s Entertainment recorded on January 11, 2000 in Plat Section L, Page 404, both in the McCracken County Clerk’s office.

Being the same property leased to by unrecorded lease dated May 22, 1987, by and between Inez Johnson and Coy Stacey and Bobby Dextor, the Original Lessees, and subsequently assigned to Bluegrass Downs of Paducah, Ltd., (“Successor Lessee”) by an unrecorded Assignment of Lease dated June 1, 1987, all as evidenced of record by Memorandum of Lease dated June 1, 1987, of record in Deed Book 703, page 373. Said Successor Lessee having assigned all of its right, title and interest in and to said Lease to Players Bluegrass Downs, Inc., a Kentucky corporation, by Assignment of Lease dated November 22, 1993, as evidenced of record by memorandum thereof recorded in Deed Book 801, page 405, and as further affected by Agreement between Inez Johnson and Players Bluegrass Downs, Inc., dated December 16, 1999, recorded in Deed Book 929, page 367, all in the aforesaid clerk’s office.

Exhibit E - 1

BLUEGRASS DOWNS - TRACT 4

TRACT 4:

(A part of Map Number 095-10-00-014)

Being Parcel A, containing 1.950 acres more or less, as shown on Waiver of Subdivision, Plat of Survey for Harrah’s Entertainment recorded on January 11, 2000 in Plat Section L, Page 404, McCracken County Clerk’s Office, and being more particularly described as follows:

Being a parcel of land located North of U.S. Highway 60 or Park Avenue and West of Metcalf Lane in the City of Paducah, McCracken County, Kentucky, more particularly described as follows:

Beginning at a steel rod, 1⁄2” diameter by 30” long with a plastic cap stamped “KRLS 1842” set at the time of this survey (hereinafter referred to as a steel rod and cap) at the Southeasterly corner of the herein described property, said steel rod and cap being located N. 02°-25’-25” E., a distance of 229.35 feet from a mag. Nail set on the Northwesterly right-of-way line of U.S. Highway 60 with said Mag. Nail being located N. 87°-08’-15” W., as distance of 307.10 feet from a concrete right-of-way marker located at the intersection of said Northerly right-of-way line with the Westerly right-of-way line of Metcalf Lane; thence from said point of beginning proceed N. 87°-55’-41” W. along and with the Southwestly line of the herein described parcel and with an existing six foot high chain link fence, 167.45 feet to a steel rod and cap set at the Southwesterly corner of the herein described property; thence N 25°-31’-05” W. and continuing along and with said chain-link fence, a distance of 20.17 feet to a steel rod and cap set on the Westerly line of the herein described parcel of land, thence N 03°03’-47” E. along and with the Westerly line aforesaid and continuing along and with the chain-link fence aforesaid, 471.72 feet to a steel road and cap set, the Northwesterly corner of the subject property; thence S 86°-34’-29” E. along and with the Northerly line of said subject site, 171.66 feet to a steel rod and cap set, the Northeasterly corner of said site; thence S 02°-25’-25” W. along and with an existing six foot high chain-link fence, 485.48 feet to the point of beginning.

Together with a non-exclusive 40 foot wide easement for ingress and egress set forth in Agreement by and among Inez Johnson, Wayne Simpson and Players Bluegrass Downs, Inc. dated December 16, 1999 recorded Deed Book 929, Page 367, and as shown on as shown on Waiver of Subdivision, Plat of Survey for Harrah’s Entertainment recorded on January 11, 2000 in Plat Section L, Page 404, both in the Office aforesaid.

Being the same property leased to Wayne Simpson and Gloria Simpson from Inez Johnson, by unrecorded lease dated July 31, 1987, and assigned to Players Bluegrass Downs, Inc., by Assignment of Lease dated June 13, 1994, of record in Deed Book 805, Page 423, in the office aforesaid, and as amended by Agreement between Inez Johnson, Wayne Simpson and Gloria Simpson, husband and wife, and Players Bluegrass Downs, Inc., dated December 16, 1999, recorded in Deed Book 929, Page 343, all in the office aforesaid.

HARRAH’S GULF COAST (formerly known as Grand Biloxi Casino Hotel) - TIDELANDS LEASE

Tidelands Parcel 1:

A parcel of land (submerged lands and tidelands) located in Claim Section 34, Township 7 South, Range 9 West, City of Biloxi, Second Judicial District of Harrison County, Mississippi; and being more particularly described as follows:

Commence at an iron rod located at the intersection of the east margin (right-of-way) of Oak Street with the south margin (right-of-way) of U.S. Highway 90, also known as Beach Boulevard, said point having the following State Plane Coordinates, N.A.D. 1983, Mississippi East Zone in feet, North 324439.35 and East 973456.36; said point also being the northwest corner of that certain tract of land described by a Boundary Agreement and being recorded in Warranty Deed Book 338, Pages 283-290; thence South 00 degrees 24 minutes 55 seconds East 350.00 feet along said east margin (right-of-way) of Oak Street to the Point of Beginning, said point also being located at the southwest corner of a certain tract of land per the aforesaid Boundary Agreement; thence southeasterly along the southerly line of the aforesaid Boundary

Exhibit E - 2

Agreement the following twelve courses, South 60 degrees 02 minutes 16 seconds East 20.04 feet, South 81 degrees 37 minutes 19 seconds East 11.55 feet, South 58 degrees 56 minutes 29 seconds East 18.04 feet, South 73 degrees 16 minutes 20 seconds East 25.87 feet, South 66 degrees 03 minutes 59 seconds East 65.07 feet, South 41 degrees 27 minutes 45 seconds East 12.31 feet, South 66 degrees 12 minutes 50 seconds East 18.62 feet, South 77 degrees 21 minutes 47 seconds East 19.55 feet, South 64 degrees 14 minutes 00 seconds East 35.62 feet, South 64 degrees 36 minutes 48 seconds East 33.61 feet, South 73 degrees 01 minutes 45 seconds East 9.53 feet, South 64 degrees 30 minutes 28 seconds East 13.99 feet; thence South 88 degrees 36 minutes 20 seconds West 256.14 feet to a point on the southerly projection of the east margin (right-of-way) of Oak Street; thence North 00 degrees 24 minutes 55 seconds West 120.78 feet along said southerly projection of the east margin (right-of-way) of Oak Street to the said Point of Beginning. Said parcel of land (submerged lands and tidelands) contains 15,525 square feet or 0.356 acres, more or less.

Tidelands Parcel 2:

A certain parcel of land (submerged lands and tidelands) located in Claim Section 34, Township 7 South, Range 9 West, City of Biloxi, Second Judicial District of Harrison County, Mississippi; and being more particularly described as follows:

Commence at an iron rod located at the intersection of the east margin (right-of-way) of Oak Street with the south margin (right-of-way) of U.S. Highway 90, also known as Beach Boulevard, said point having the following State Plane Coordinates, N.A.D. 1983, Mississippi East Zone in feet, North 324439.35 and East 973456.36; said point also being the northwest corner of that certain tract of land described by a Boundary Agreement and being recorded in Warranty Deed Book 338, Pages 283-290; thence easterly along said south margin (right-of- way) of U.S. Highway 90 the following three courses, South 89 degrees 28 minutes 50 seconds East 230.94 feet, North 88 degrees 36 minutes 20 seconds East 605.66 feet, North 88 degrees 55 minutes 15 seconds East 181.31 feet to the northeast corner of that certain tract of land per the aforesaid Boundary Agreement; thence South 00 degrees 11 minutes 55 seconds East 427.16 feet to the Point of Beginning, said point also being located at the most southeasterly corner of that certain tract of land per the aforesaid Boundary Agreement; thence continue South 00 degrees 11 minutes 55 seconds East 34.95 feet; thence South 88 degrees 36 minutes 20 seconds West 200.00 feet to a point located on the line of that certain tract of land per the aforesaid Boundary Agreement; thence along the line of that certain tract of land per the aforesaid Boundary agreement the following twenty two courses, North 01 degrees 23 minutes 40 seconds West 26.00 feet, South 88 degrees 36 minutes 20 seconds West 4.98 feet, North 01 degrees 23 minutes 40 seconds West 23.20 feet, South 60 degrees 12 minutes 52 seconds East 18.40 feet; thence South 64 degrees 25 minutes 17 seconds East 17.16 feet. South 53 degrees 31 minutes 41 seconds East 6.34 feet, South 61 degrees 44 minutes 07 seconds East 12.64 feet, South 58 degrees 19 minutes 04 seconds East 10.95 feet, South 72 degrees 15 minutes 59 seconds East 7.21 feet, North 87 degrees 19 minutes 59 seconds East 6.26 feet, North 69 degrees 43 minutes 30 seconds East 5.58 feet, North 55 degrees 09 minutes 10 seconds East 28.03 feet, North 51 degrees 12 minutes 32 seconds East 20.66 feet, North 64 degrees 38 minutes 59 seconds East 9.51 feet, North 69 degrees 37 minutes 40 seconds East 21.27 feet, North 68 degrees 12 minutes 05 seconds East 7.38 feet, North 84 degrees 51 minutes 18 seconds East 9.84 feet, South 86 degrees 12 minutes 06 seconds East 5.33 feet, South 78 degrees 09 minutes 28 seconds East 5.62 feet, South 79 degrees 24 minutes 04 seconds East 13.16 feet, South 68 degrees 06 minutes 53 seconds East 13.84 feet, South 38 degrees 38 minutes 16 seconds East 15.61 feet to the Point of Beginning. Said parcel of land (submerged land and tidelands) contains 7,797 square feet or 0.179 acres, more or less.

Exhibit E - 3

HARRAH’S GULF COAST (formerly known as Grand Biloxi Casino Hotel) - GROUND LEASE

Parcel 30 (Tax Parcel Nos. 1410I-02-032.000; 1410I-02-032.001-Vacated street; 1510L-02-136.000; 1510M-01-025.000; 1510M-01-025.003; and 1410P-01-004.000-leased portion for theatre) That certain real property situated in Blocks 1 and 2, Summerville Addition, and other lands lying south of U.S. Highway 90, City of Biloxi, Second Judicial District of Harrison County, Mississippi, being described more in particular as follows, to-wit:

Beginning at an iron pipe marking the Southwest corner of the intersection of U.S. Highway 90 and Pine Street if said were extended Southward and run S 00º11’55” E a distance of 397.19 feet along said West margin to an iron pin set at the apparent mean high water line of the Mississippi Sound, thence run Westerly along the meanderings of said apparent mean high water line to a point on a timber bulkhead that lies S 83º23’05” W a distance of 283.50 feet from the last mentioned point, thence run S 03º04’55” E along said timber bulkhead a distance of 150.00 feet to a point, thence follow the meanderings of the apparent mean high water line Southwesterly to a point on a timber bulkhead that lies S 64º48’05” W a distance of 89.10 feet from the last mentioned point, thence run S 03º16’05” W along said bulkhead a distance of 133.30 feet to a point on a pier, thence run S 87º19’05” W along said pier a distance of 78.30 Feet to a point, thence run N 02º51’05” E along the same pier a distance of 262.80 feet to a point, thence N 89º07’55” W along the same pier a distance of 336.70 feet, thence run Northwesterly along the apparent mean high water line to a point on the East margin of Oak Street that lies N 64º29’40” W a distance of 280.27 feet from the last mentioned point, thence run N 00º24’55” W along said East margin a distance of 350.00 feet to an iron pipe in concrete on the South margin of U.S. Highway 90, thence follow said South margin S 89º28’50” E a distance of 230.94 feet to an iron pin, thence continue along said South margin N 88º36’20” E a distance of 605.66 feet to a concrete right-of-way monument, thence continue along said South margin N 88º55’15” E a distance of 181.31 feet to the point of beginning, together with all riparian or other rights thereunto appertaining. (Tax Parcel Nos. 1410P-01- 004.000, 1510M-01-025.000, & 1510M-01-025.003).

Physical address: 285 Beach Blvd, Biloxi, MS 39533

AND

All of Lots 1 through 10 inclusive, Block 2, Summerville Addition, City of Biloxi, Second Judicial District of Harrison County, Mississippi, being described more in particular as follows, to-wit:

Beginning at an iron pipe marking the Northwest corner of said Block 2, Summerville Addition, and run N 89º45’15” E along the South margin of First Street a distance of 480.00 feet to an iron pin marking the Northeast corner of said Block 2; thence run S 00º11’55” E along the West margin of Pine Street a distance of 365.29 feet to a point on the North margin of the North Service Drive of U. S. Highway 90; thence run S 89º23’18” W along said North margin a distance of 480.57 feet to the East margin of Maple Street; thence run N 00º06’40” W along the East margin of Maple Street a distance of 368.36 feet to the point of beginning. (Tax Parcel No. 1510L-02-136.000) AND

All of Lots 3-8 inclusive, Block 1, Summerville Addition, plus the East 20 feet of Lot 2 and the East 10 feet of Lot 9, Block 1, Summerville Addition, City of Biloxi, Second Judicial District, Harrison County, Mississippi, being described more in particular as follows, to-wit:

Beginning at an iron pipe marking the Northeast corner of said Block 1 and run South 00°03’09” East along the West margin of Maple Street a distance of 366.93 feet to a point on the North margin or the North Service Drive of U.S. Highway 90; thence run Southwesterly along said North margin to a point that lies South 89°06’54” West a distance of 340.17 feet from the last mentioned point; thence run North 00°06’31” East a distance of 171.02 feet to a point; thence run North 89°49’51” East a distance of 169.68 feet to a point; thence run North 00°03’40” West a distance of 199.93 feet to the South margin of First Street; thence run North 89°45’15” East along said South margin of First Street a distance of 170.00 feet to the point of beginning. (Tax Parcel No. 1410I-02- 032.000)

Exhibit E - 4

Physical address: Beach Blvd, Biloxi, MS

AND All that part of vacated and abandoned Maple Street lying North of the South right-of-way line of U.S. Highway 90 and South of the South line of First Street being that portion of maple street vacated pursuant to Resolution No. 601-96 of the City of Biloxi, located in Section 34, Township 7 South, Range 9 West, City of Biloxi, Second Judicial District of Harrison County, Mississippi. Also known as (Tax Parcel No. 1410I-02-032.001)

Note: Parcel No. 1510M-01-025.002 is no longer a tax parcel

HARRAH’S AIRPLANE HANGAR

That potion of the North Half (N 1⁄2) of Section 28, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, being more particularly described as follows:

Commencing at the Center Quarter Corner (C 1⁄4) of Section 28, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada; thence North 00°37’41” West, along the East line of the Northwest Quarter (NW 1⁄4) of said Section 28, 14.05 feet to the point of beginning.

Thence North 89°21’35” West, departing said point of beginning 102.28 feet; thence North 00°38’25” East, 215.00 feet; thence South 89°21’35” East, 450.66 feet, to the beginning of a tangent curve concave southwesterly having a radius of 25.00 feet and a central angle of 114°00’00”; thence along the arc of said curve to the right, a distance of 49.76 feet to a point of tangency; thence South 24°40’16” West, 202.36 feet; thence North 89°21’35” West, 176.08 feet; thence North 00°38’25” East, 5.00 feet; thence North 89°21’35” West, 112.72 feet to the point of beginning.

Said legal description attached to that certain Second Amendment to Imperial Palace Lease Agreement dated October 7, 2003

HARRAH’S COUNCIL BLUFFS

Part of accretions to Government Lots 1, 2, 3 and 4, together with riparian rights in Section 33, part of said accretions are located in part of the protraction of Section 32, (according to the Plat of the Original Government Survey, said Section 32 did not exist), Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:

Commencing at the Southwest corner of the Northwest Quarter of the Northwest Quarter of said Section 33; thence North 0 degrees 24 minutes 40 seconds West along the West line of said Northwest Quarter of the Northwest Quarter, a distance of 291.10 feet to a point 240.00 feet normally distant Southerly from the centerline of the Aksarben Bridge as formerly established; thence South 79 degrees 56 minutes 00 seconds West and parallel with the centerline of said Aksarben Bridge as formerly established, a distance of 64.21 feet to a point on the Westerly right-of-way line of the Council Bluffs Missouri River levee and Point of Beginning; thence Southerly along the Westerly right-of-way line of said Council Bluffs Missouri River levee with the following courses: South 18 degrees 02 minutes 16 seconds West, 249.43 feet; thence South 17 degrees 23 minutes 41 seconds West, 236.29 feet; thence South 11 degrees 50 minutes 08 seconds East, 296.56 feet; thence South 23 degrees 33 minutes 45 seconds East, 585.38 feet; thence South 27 degrees 10 minutes 18 seconds East, 1068.68 feet; thence South 17 degrees 04 minutes 16 seconds East, 289.85 feet; thence South 16 degrees 39 minutes 05 seconds East, 523.36 feet; thence South 36 degrees 23 minutes 31 seconds East, 32.65 feet to a point on the Northerly right-of-way line of the Union Pacific Railroad Company, said point being 150.00 feet distant North from the centerline of said Union Pacific Railroad Company measured at right angles thereto; thence leaving the Westerly right-of-way line of said Council

Exhibit E - 5

Bluffs Missouri River levee South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline, a distance of 377.39 feet to the top of bank of the Missouri River; thence Northerly along said top of bank with the following courses: North 20 degrees 33 minutes 51 seconds West, 209.65 feet; thence North 1 degree 53 minutes 51 seconds West, 141.85 feet; thence North 21 degrees 26 minutes 59 seconds West, 70.05 feet; thence North 48 degrees 45 minutes 58 seconds West, 53.20 feet; thence North 22 degrees 07 minutes 51 seconds West, 200.15 feet; thence North 27 degrees 37 minutes 58 seconds West, 119.29 feet; thence North 34 degrees 14 minutes 25 seconds West, 70.52 feet; thence North 15 degrees 29 minutes 39 seconds West, 110.90 feet; thence North 25 degrees 39 minutes 20 seconds West, 334.98 feet; thence North 5 degrees 52 minutes 48 seconds West, 93.47 feet; thence North 7 degrees 30 minutes 55 seconds East, 62.78 feet; thence North 8 degrees 06 minutes 51 seconds West, 87.65 feet; thence North 34 degrees 10 minutes 59 seconds West, 100.89 feet; thence North 16 degrees 18 minutes 02 seconds West, 275.25 feet; thence North 32 degrees 43 minutes 12 seconds West, 154.20 feet; thence North 18 degrees 33 minutes 34 seconds West, 220.22 feet; thence North 8 degrees 07 minutes 54 seconds East, 76.37 feet; thence North 11 degrees 46 minutes 28 seconds West, 55.22 feet; thence North 22 degrees 29 minutes 02 seconds West, 90.48 feet; thence North 13 degrees 57 minutes 21 seconds West, 78.61 feet; thence North 21 degrees 55 minutes 58 seconds West, 510.98 feet; thence North 2 degrees 16 minutes 52 seconds East, 72.13 feet to a point 240.00 feet normally distant Southerly from the centerline of said Aksarben Bridge as formerly established; thence leaving said top of bank North 79 degrees 56 minutes 00 seconds East and parallel with the centerline of Aksarben Bridge as formerly established, a distance of 528.21 feet to the Point of Beginning. The Westerly line of said parcel, being the top of bank of the Missouri River, is subject to change due to natural causes and may not represent the actual location of the limit of title, pursuant to Management Agreement dated August 8, 1994, recorded September 9, 1994 in Book 95, Page 6368 and Sublease Agreement dated March 1, 1995, recorded March 10, 1995 in Book 95, Page 21438;

EXCEPT river front roadway as described in Quit Claim Deed at Book 2011, Page 5606 and as shown in Acquisition Plat recorded in Book 2011, Page 5607 and described as follows: A parcel of land being a portion of accretions to Government Lots 1, 2, and 3 in Section 33, Township 75 North, Range 44 West of the 5th Principle Meridian, Council Bluffs, Pottawattamie County, Iowa, being more fully described as follows: Commencing at the Northwest corner of said Section 33; thence along the West line of said Section 33, South 01 degrees 35 minutes 39 seconds West, 1034.31 feet; thence South 81 degrees 54 minutes 47 seconds West, 347.63 feet to the true point of beginning, said point being on a non-tangent curve, concave Easterly, to which point a radial line bears South 86 degrees 32 minutes 43 seconds West, 456.50 feet; thence Southerly along said curve, through a central angle of 25 degrees 46 minutes 30 seconds, 205.36 feet to the beginning of a reverse curve concave Westerly, having a radius of 543.50 feet; thence Southerly along said reverse curve, through a central angle of 22 degrees 45 minutes 28 seconds, 215.88 feet to a point on the Westerly right-of-way line of the Council Bluffs Missouri River Levee; thence along said Westerly right-of-way line the following five (5) courses: 1) South 19 degrees 22 minutes 23 seconds West, 18.95 feet; 2) South 09 degrees 51 minutes 26 seconds East, 296.56 feet; 3) South 21 degrees 35 minutes 03 seconds East, 585.38 feet; 4) South 25 degrees 11 minutes 36 seconds East, 1068.68 feet; 5) South 15 degrees 05 minutes 34 seconds East, 44.04 feet to a point on a non-tangent curve, concave Northeasterly, to which point a radial line bears South 29 degrees 29 minutes 49 seconds West, 183.00 feet; thence Northwesterly along said curve, through a central angle of 35 degrees 24 minutes 31 seconds, 113.09 feet; thence North 25 degrees 05 minutes 40 seconds West, 1560.17 feet to the beginning of a curve, concave Easterly, having a radius of 482.50 feet; thence Northerly along said curve, through a central angle of 19 degrees 09 minutes 21 seconds, 161.32 feet; hence North 05 degrees 56 minutes 19 seconds West, 202.85 feet to the beginning of a curve, concave Westerly, having a radius of 467.50 feet; thence Northerly along said curve, through a central angle of 23 degrees 17 minutes 28 seconds, 190.04 feet to the beginning of a reverse curve concave Easterly, having a radius of 532.50 feet; thence Northerly along said curve, through a central angle of 25 degrees 06 minutes 46 seconds, 233.39 feet; thence North 81 degrees 54 minutes 49 seconds East, 76.21 feet to the true point of beginning. Said parcel contains an area of 134,229 square feet (3.081 acres), more or less.

Exhibit E - 6

HARRAH’S METROPOLIS

TRACT 6:

THE ESTATE OR INTEREST IN THE LAND DESCRIBED BELOW AND COVERED HEREIN IS: THE LEASEHOLD ESTATE, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE (FIRST LANDING LEASE), EXECUTED BY CITY OF METROPOLIS, AS LESSOR, AND P.C.I., INC., AS LESSEE, DATED DECEMBER 10, 1990 (LEASE DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED MAY 26, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED JULY 13, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT AND ASSIGNMENT OF LEASE, DATED AUGUST 25, 1995, FILED AUGUST 31, 1995, IN BOOK 399 PAGE 10, IN WHICH P.C.I., INC. ASSIGNS ALL RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE LEASE TO SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC., AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 26, 2001, FILED APRIL 11, 2001, IN BOOK 568 PAGE 69, AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 9, 2004, FILED JULY 9, 2004, IN BOOK 708 PAGE 79, AND AMENDMENT TO LEASE AGREEMENT, DATED SEPTEMBER 13, 2004, FILED OCTOBER 19, 2004, IN BOOK 719 PAGE 180, WHICH LEASE DEMISES THE FOLLOWING DESCRIBED LAND FOR A TERM OF YEARS BEGINNING JANUARY 1, 1992, AND ENDING DECEMBER 31, 2019:

ALL OF THAT PROPERTY LOCATED IN THE FRACTIONAL SECTION 11 AND SECTION 2, TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN AND IN THE CITY OF METROPOLIS, MASSAC COUNTY, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS: BEGINNING AT A POINT IN THE EAST LINE OF METROPOLIS STREET, EXTENDED, AT THE POINT WHERE IT INTERSECTS THE LOW WATER MARK OF THE OHIO RIVER, THENCE WESTERLY ALONG THE LOW WATER MARK OF THE OHIO RIVER TO THE POINT WHERE IT INTERSECTS THE WEST LINE OF BROADWAY STREET, EXTENDED TO THE POINT WHERE IT INTERSECTS THE LOW WATER MARK OF THE OHIO RIVER; THENCE NORTHERLY ALONG THE WEST LINE OF BROADWAY STREET, EXTENDED, TO THE SOUTH LINE OF FRONT STREET; THENCE EASTERLY ALONG THE SOUTH LINE OF SAID FRONT STREET TO THE EAST LINE OF METROPOLIS STREET, EXTENDED, TO THE POINT WHERE IT INTERSECTS WITH THE EAST LINE OF METROPOLIS STREET; THENCE SOUTHERLY ALONG THE EAST LINE OF METROPOLIS STREET, EXTENDED, TO THE POINT WHERE IT INTERSECTS THE LOW WATER MARK OF THE OHIO RIVER, TO THE POINT OF BEGINNING.

TOGETHER WITH THAT PROPERTY BEING THE BED AND BOTTOM OF THE OHIO RIVER IMMEDIATELY ADJACENT TO THE UPLANDS LOCATED IN THE CITY OF METROPOLIS, MASSAC COUNTY, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT IN THE EAST LINE OF METROPOLIS STREET, EXTENDED, AT THE POINT WHERE IT INTERSECTS THE LOW WATER MARK OF THE OHIO RIVER; THENCE SOUTHERLY ALONG THE EAST LINE OF METROPOLIS STREET TO THE POINT IN THE OHIO RIVER WHERE IT INTERSECTS THE ILLINOIS/KENTUCKY STATE LINE; THENCE WESTERLY ALONG THE ILLINOIS/KENTUCKY STATE LINE TO THE POINT WHERE IT INTERSECTS THE WEST LINE OF BROADWAY STREET, EXTENDED, AT THE POINT WHERE IT INTERSECTS THE

Exhibit E - 7

ILLINOIS/KENTUCKY STATE LINE; THENCE NORTHERLY ALONG THE WEST LINE OF BROADWAY STREET TO THE POINT IN THE WEST LINE OF BROADWAY STREET, EXTENDED, AT THE POINT WHERE IT INTERSECTS THE LOW WATER MARK OF THE OHIO RIVER; THENCE EASTERLY ALONG THE LOW WATER MARK OF THE OHIO RIVER, TO THE POINT OF BEGINNING.

ALSO BEING FURTHER DESCRIBED AS:

A PARCEL OF LAND LOCATED IN FRACTIONAL SECTIONS 2 AND 11, TOWNSHIP 16 SOUTH RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, AS SHOWN ON PLAT RECORDED IN DEED BOOK N, PAGE 375, IN THE MASSAC COUNTY CLERK’S OFFICE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT LOCATED AT THE INTERSECTION OF THE EAST RIGHT OF WAY LINE OF METROPOLIS STREET EXTENDED AND THE PROPOSED SOUTH LINE OF FRONT STREET, SAID POINT BEING 55 FEET FROM THE INTERSECTION OF THE EAST RIGHT OF WAY LINE OF METROPOLIS STREET AND THE NORTH RIGHT OF WAY LINE OF FRONT STREET; THENCE ALONG THE EAST LINE OF METROPOLIS STREET EXTENDED SOUTH 34 DEGREES 47 MINUTES 46 SECONDS WEST, 559.55 FEET TO THE STATE LINE DIVIDING ILLINOIS AND KENTUCKY, SAID STATE LINE BASED UPON U.S. SUPREME COURT CASE “ILLINOIS V. KENTUCKY, NO. 106 ORIGINAL” WITH FINAL DECREE ENTERED ON DECEMBER 2, 1994; THENCE ALONG SAID STATE LINE THE FOLLOWING 30 CALLS: NORTH 62 DEGREES 15 MINUTES 33 SECONDS WEST, 29.38 FEET; NORTH 59 DEGREES 03 MINUTES 18 SECONDS WEST, 78.88 FEET; NORTH 66 DEGREES 32 MINUTES 08 SECONDS WEST, 33.40 FEET; NORTH 56 DEGREES 02 MINUTES 07 SECONDS WEST, 69.41 FEET; NORTH 51 DEGREES 31 MINUTES 59 SECONDS WEST, 65.88 FEET; NORTH 54 DEGREES 59 MINUTES 52 SECONDS WEST, 77.88 FEET; NORTH 56 DEGREES 01 MINUTES 50 SECONDS WEST, 34.70 FEET; NORTH 55 DEGREES 49 MINUTES 17 SECONDS WEST, 62.14 FEET; NORTH 55 DEGREES 05 MINUTES 08 SECONDS WEST, 67.76 FEET; NORTH 53 DEGREES 27 MINUTES 45 SECONDS WEST, 58.96 FEET; NORTH 56 DEGREES 01 MINUTES 56 SECONDS WEST, 104.13 FEET; NORTH 62 DEGREES 01 MINUTES 40 SECONDS WEST, 69.57 FEET; NORTH 70 DEGREES 19 MINUTES 24 SECONDS WEST, 38.97 FEET; NORTH 48 DEGREES 25 MINUTES 01 SECONDS WEST, 44.25 FEET; NORTH 62 DEGREES 30 MINUTES 34 SECONDS WEST, 62.30 FEET; NORTH 57 DEGREES 52 MINUTES 50 SECONDS WEST, 65.47 FEET; NORTH 46 DEGREES 34 MINUTES 06 SECONDS WEST, 68.47 FEET; NORTH 45 DEGREES 47 MINUTES 17 SECONDS WEST, 54.49 FEET; NORTH 53 DEGREES 41 MINUTES 19 SECONDS WEST, 66.89 FEET; NORTH 64 DEGREES 12 MINUTES 40 SECONDS WEST, 47.88 FEET; NORTH 57 DEGREES 26 MINUTES 17 SECONDS WEST, 104.53 FEET; NORTH 58 DEGREES 32 MINUTES 43 SECONDS WEST, 139.93 FEET; NORTH 48 DEGREES 32 MINUTES 35 SECONDS WEST, 120.37 FEET;NORTH 51 DEGREES 34 MINUTES 37 SECONDS WEST, 59.33 FEET; NORTH 50 DEGREES 23 MINUTES 14 SECONDS WEST, 31.18 FEET; NORTH 48 DEGREES 32 MINUTES 11 SECONDS WEST, 60.18 FEET; NORTH 43 DEGREES 45 MINUTES 32 SECONDS WEST, 63.33 FEET; NORTH 52 DEGREES 27 MINUTES 33 SECONDS WEST, 60.46 FEET; NORTH 48 DEGREES 43 MINUTES 04 SECONDS WEST, 28.03 FEET; NORTH 55 DEGREES 33 MINUTES 40 SECONDS WEST, 21.14 FEET TO A POINT ON THE WEST LINE OF BROADWAY STREET EXTENDED; THENCE LEAVING SAID STATE LINE AND ALONG THE WEST LINE OF BROADWAY STREET EXTENDED, NORTH 34 DEGREES 47 MINUTES 46 SECONDS EAST 275.84 FEET TO A HALF INCH REBAR WITH PLASTIC CAP SET; THENCE CONTINUING ALONG SAID WEST LINE OF BROADWAY STREET EXTENDED, NORTH 34 DEGREES 47 MINUTES 46 SECONDS EAST, 273.56 FEET TO

Exhibit E - 8

A HALF INCH REBAR WITH PLASTIC CAP SET ON THE PROPOSED SOUTH LINE OF FRONT STREET, SAID REBAR LOCATED 55 FEET FROM THE INTERSECTION OF THE WEST RIGHT OF WAY LINE OF BROADWAY STREET AND THE NORTH RIGHT OF WAY LINE OF FRONT STREET; THENCE ALONG THE PROPOSED SOUTH LINE OF FRONT STREET, SOUTH 55 DEGREES 12 MINUTES 14 SECONDS EAST, 1879.91 FEET TO THE POINT OF BEGINNING.

TRACT 7:

THE ESTATE OR INTEREST IN THE LAND DESCRIBED BELOW AND COVERED HEREIN IS: THE LEASEHOLD ESTATE (SAID LEASEHOLD ESTATE BEING DEFINED AS THE RIGHT OF POSSESSION GRANTED IN THE LEASE FOR THE LEASE TERM), CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE (SECOND LANDING LEASE), EXECUTED BY CITY OF METROPOLIS, AS LESSOR, AND SOUTHERN ILLINOIS RIVERBOAT CASINO CRUISES, INC., AS LESSEE, DATED OCTOBER 1, 2015 FOR A PERIOD OF TEN (10) YEARS WITH TWO (2) OPTIONS TO RENEW FOR A PERIOD OF FIVE (5) YEARS EACH AND APPROVED BY ORDINANCE 2015-17 ON SEPTEMBER 14, 2015 BY THE CITY OF METROPOLIS FILED SEPTEMBER 18, 2017 IN BOOK 879, PAGES 952-971 IN THE MASSAC COUNTY RECORDER’S OFFICE WHICH LEASE DEMISES THE FOLLOWING DESCRIBED LAND:

ALL OF THAT PROPERTY LOCATED IN THE FRACTIONAL SECTION 11, TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN AND IN THE CITY OF METROPOLIS, MASSAC COUNTY, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS: BEGINNING AT A POINT IN THE EAST LINE OF METROPOLIS STREET, EXTENDED, AT THE POINT WHERE IT INTERSECTS THE MODERN LOW WATER MARK OF THE OHIO RIVER; THENCE EASTERLY ALONG THE SAID LOW WATER MARK OF THE OHIO RIVER TO THE POINT WHERE IT INTERSECTS THE EAST LINE OF GIRARD STREET, EXTENDED, TO THE POINT WHERE IT INTERSECTS THE SAID MODERN LOW WATER MARK ON THE OHIO RIVER; THENCE NORTHERLY ALONG THE EAST LINE OF GIRARD STREET, EXTENDED, TO THE SOUTH R.O.W. LINE OF FRONT STREET; THENCE WESTERLY ALONG THE SOUTH R.O.W. LINE OF SAID FRONT STREET TO THE EAST LINE OF METROPOLIS STREET AT THE POINT WHERE IT INTERSECTS WITH THE EAST LINE OF METROPOLIS STREET; THENCE SOUTHERLY ALONG THE EAST LINE OF METROPOLIS STREET, EXTENDED, TO THE POINT WHERE IT INTERSECTS THE MODERN LOW WATER MARK OF THE OHIO RIVER, BEING THE POINT OF BEGINNING.

TRACT 8:

THE ESTATE OR INTEREST IN THE LAND DESCRIBED BELOW AND COVERED HEREIN IS THE LEASEHOLD ESTATE, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE (FIRST LANDING LEASE), EXECUTED BY CITY OF METROPOLIS, AS LESSOR, AND P.C.I., INC., AS LESSEE, DATED DECEMBER 10, 1990 (LEASE DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED MAY 26, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED JULY 13, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT AND ASSIGNMENT OF LEASE, DATED AUGUST 25, 1995, FILED AUGUST 31, 1995, IN BOOK 399 PAGE 10, IN WHICH P.C.I., INC. ASSIGNS ALL RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE LEASE TO SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC., AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 26, 2001, FILED APRIL 11, 2001, IN BOOK 568 PAGE 69, AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 9, 2004, FILED JULY 9, 2004, IN BOOK 708 PAGE 79, AND AMENDMENT TO LEASE AGREEMENT, DATED SEPTEMBER 13, 2004, FILED OCTOBER 19, 2004, IN BOOK 719 PAGE 180, WHICH LEASE DEMISES THE FOLLOWING DESCRIBED LAND FOR A TERM OF YEARS BEGINNING JANUARY 1, 1992, AND ENDING DECEMBER 31, 2019:

LOTS 28 AND 466 IN BLOCK NO. 4, OF THE ORIGINAL PLAT OF THE CITY OF METROPOLIS, ILLINOIS.

Exhibit E - 9

TRACT 9:

THE ESTATE OR INTEREST IN THE LAND DESCRIBED BELOW AND COVERED HEREIN IS: THE LEASEHOLD ESTATE, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE (FIRST LANDING LEASE), EXECUTED BY CITY OF METROPOLIS, AS LESSOR, AND P.C.I., INC., AS LESSEE, DATED DECEMBER 10, 1990 (LEASE DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED MAY 26, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED JULY 13, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT AND ASSIGNMENT OF LEASE, DATED AUGUST 25, 1995, FILED AUGUST 31, 1995, IN BOOK 399 PAGE 10, IN WHICH P.C.I., INC. ASSIGNS ALL RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE LEASE TO SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC., AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 26, 2001, FILED APRIL 11, 2001, IN BOOK 568 PAGE 69, AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 9, 2004, FILED JULY 9, 2004, IN BOOK 708 PAGE 79, AND AMENDMENT TO LEASE AGREEMENT, DATED SEPTEMBER 13, 2004, FILED OCTOBER 19, 2004, IN BOOK 719 PAGE 180, WHICH LEASE DEMISES THE FOLLOWING DESCRIBED LAND FOR A TERM OF YEARS BEGINNING JANUARY 1, 1992, AND ENDING DECEMBER 31, 2019:

A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION 2 OF TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A ONE-HALF INCH DIAMETER REBAR AND PLASTIC CAP SET WHERE THE NORTHEASTERLY RIGHT OF WAY LINE OF FRONT STREET INTERSECTS THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF MARKET STREET, SAID POINT BEING THE WESTERLY MOST CORNER OF THE AFORESAID BLOCK 4, THENCE FROM SAID POINT OF BEGINNING PROCEED SOUTH 55 DEGREES 12 MINUTES 14 SECONDS EAST WITH THE NORTHEASTERLY RIGHT OF WAY LINE OF FRONT STREET 359.98 FEET TO THE POINT OF INTERSECTION WITH THE NORTHWESTERLY RIGHT OF WAY LINE OF FERRY STREET AT THE SOUTHERLY MOST CORNER OF THE AFORESAID BLOCK 4; THENCE SOUTH 34 DEGREES 47 MINUTES 46 SECONDS WEST WITH A PROJECTION OF SAID NORTHWESTERLY RIGHT OF WAY LINE 55.00 FEET TO THE INTERSECTION WITH THE SOUTHWESTERLY RIGHT OF WAY LINE OF FRONT STREET, SAID SOUTHWESTERLY RIGHT OF WAY LINE BEING REFERRED TO AS “PROPOSED SOUTH LINE OF FRONT STREET” AS CITED IN THE BOUNDARY LOCATION AGREEMENT BETWEEN THE CITY OF METROPOLIS AND SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC. OF RECORD IN VOLUME 535, PAGES 42 THROUGH 46 OF THE MASSAC COUNTY RECORDER’S OFFICE; THENCE NORTH 55 DEGREES 12 MINUTES 14 SECONDS WEST ALONG AND WITH SAID SOUTHWESTERLY LINE 359.98 FEET TO THE INTERSECTION WITH THE SOUTHEASTERLY RIGHT OF WAY LINE OF MARKET STREET IF PROJECTED IN A SOUTHWESTERLY DIRECTION FROM THE WESTERLY MOST CORNER OF THE AFORESAID BLOCK 4; THENCE NORTH 34 DEGREES 47 MINUTES 46 SECONDS EAST ALONG AND WITH SAID PROJECTED LINE 55.00 FEET TO THE POINT OF BEGINNING. A/K/A PORTION OF VACATED FRONT STREET BETWEEN MARKET AND FERRY STREETS;

Exhibit E - 10

TRACT 10:

THE ESTATE OR INTEREST IN THE LAND DESCRIBED BELOW AND COVERED HEREIN IS:THE LEASEHOLD ESTATE, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE (FIRST LANDING LEASE), EXECUTED BY CITY OF METROPOLIS, AS LESSOR, AND P.C.I., INC., AS LESSEE, DATED DECEMBER 10, 1990 (LEASE DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED MAY 26, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED JULY 13, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT AND ASSIGNMENT OF LEASE, DATED AUGUST 25, 1995, FILED AUGUST 31, 1995, IN BOOK 399 PAGE 10, IN WHICH P.C.I., INC. ASSIGNS ALL RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE LEASE TO SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC., AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 26, 2001, FILED APRIL 11, 2001, IN BOOK 568 PAGE 69, AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 9, 2004, FILED JULY 9, 2004, IN BOOK 708 PAGE 79, AND AMENDMENT TO LEASE AGREEMENT, DATED SEPTEMBER 13, 2004, FILED OCTOBER 19, 2004, IN BOOK 719 PAGE 180, WHICH LEASE DEMISES THE FOLLOWING DESCRIBED LAND FOR A TERM OF YEARS BEGINNING JANUARY 1, 1992, AND ENDING DECEMBER 31, 2019:

A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION 2 OF TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A ONE HALF INCH DIAMETER REBAR AND PLASTIC CAP SET WHERE THE SOUTHWESTERLY RIGHT OF WAY LINE OF FIRST STREET INTERSECTS THE SOUTHEASTERLY RIGHT OF WAY LINE OF MARKET STREET, SAID POINT BEING THE NORTHERLY MOST CORNER OF THE AFORESAID BLOCK 4; THENCE FROM SAID POINT OF BEGINNING PROCEED NORTH 34 DEGREES 47 MINUTES 46 SECONDS EAST WITH THE SOUTHEASTERLY RIGHT OF WAY LINE OF MARKET STREET, IF PROJECTED, 70.00 FEET TO THE POINT OF INTERSECTION WITH THE NORTHEASTERLY RIGHT OF WAY LINE OF FIRST STREET AT THE WESTERLY MOST CORNER OF BLOCK 11 AFORESAID; THENCE SOUTH 55 DEGREES 12 MINUTES 14 SECONDS EAST ALONG AND WITH SAID NORTHEASTERLY RIGHT OF WAY LINE, THE SAME BEING THE SOUTHWESTERLY LINE OF SAID BLOCK 11, A DISTANCE OF 359.98 FEET TO THE POINT OF INTERSECTION WITH THE NORTHWESTERLY RIGHT OF WAY LINE OF FERRY STREET AT THE SOUTHERLY MOST CORNER OF SAID BLOCK 11; THENCE SOUTH 34 DEGREES 47 MINUTES 46 SECONDS WEST ALONG AND WITH A PROJECTION OF THE NORTHWESTERLY RIGHT OF WAY LINE OF FERRY STREET, 70.00 FEET TO THE SOUTHWESTERLY RIGHT OF WAY LINE OF FIRST STREET AT THE EASTERLY MOST CORNER OF BLOCK 4 AFORESAID; THENCE NORTH 55 DEGREES 12 MINUTES 14 SECONDS WEST ALONG AND WITH SAID RIGHT OF WAY LINE, 359.98 FEET TO THE POINT OF BEGINNING. A/K/A PORTION OF VACATED FIRST STREET BETWEEN MARKET AND FERRY STREETS;

Exhibit E - 11

AND

THE ENTIRE SOUTHERLY ONE-HALF OF THE FOLLOWING DESCRIBED REAL PROPERTY:

PORTION OF FRONT STREET RIGHT-OF-WAY BETWEEN FERRY STREET AND METROPOLIS STREET TO BE CLOSED AND VACATED. BEING A PORTION OF THE FRONT STREET RIGHT-OF-WAY LOCATED EAST OF FERRY STREET AND WEST OF METROPOLIS STREET IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, SAID PROPERTY BEING LOCATED IN FRACTIONAL SECTION 11, TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN, SAID PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A STEEL ROD, ONE-HALF INCH IN DIAMETER, TWENTY-FOUR INCHES LONG WITH A YELLOW PLASTIC CAP STAMPED “FMT ENGRS L.R.L.S. 2651” SET AT THE SOUTHWESTERLY CORNER OF LOT NO. 27, BLOCK NO. 3 OF THE PLAT OF METROPOLIS CITY OF RECORD IN DEED BOOK “N”, PAGES 375 THROUGH 378 OF THE MASSAC COUNTY CLERK’S OFFICE, SAID POINT BEING LOCATED AT THE SOUTHWESTERLY CORNER OF DOROTHY MILLER PARK WHERE THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET INTERSECTS THE NORTHERLY RIGHT-OF-WAY LINE OF FRONT STREET; THENCE FROM SAID POINT OF BEGINNING PROCEED S. 55 DEGREES 12’14” E. ALONG AND WITH THE SOUTHERLY LINE OF THE AFORESAID BLOCK NO. 3 AND THE NORTHERLY LINE OF SAID FRONT STREET, 359.97 FEET TO A MAGNETIC NAIL SET NEAR THE BACK OF A CONCRETE WALK AT THE SOUTHEASTERLY CORNER OF SAID DOROTHY MILLER PARK, SAID NAIL BEING LOCATED AT THE SOUTHEASTERLY CORNER OF LOT NO. 19, BLOCK NO. 3 OF THE AFORESAID PLAT OF METROPOLIS CITY AND ON THE WESTERLY RIGHT-OF-WAY LINE OF METROPOLIS STREET; THENCE PROCEED S. 34 DEGREES 47’46” W, ALONG AND WITH THE PROJECTED WESTERLY RIGHT-OF-WAY LINE OF SAID METROPOLIS STREET 55.00 FEET TO A MAGNETIC NAIL WITH A YELLOW PLASTIC CAP STAMPED “FMT ENGRS I.L.R.S. 2651” SET ON THE NORTHERLY LINE OF TRACT 9 AS DESCRIBED IN BOUNDARY LOCATION AGREEMENT BETWEEN THE CITY OF METROPOLIS AND SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC., RECORDED IN VOLUME 535 AT PAGES 41 THROUGH 46 OF RECORDS IN THE MASSAC COUNTY CLERK’S OFFICE, SAID MARKER ALSO BEING LOCATED ON THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID FRONT STREET; THENCE PROCEED N. 55 DEGREES 12’14” W. ALONG AND WITH SAID RIGHT-OF-WAY LINE AND THE LINE OF SAID TRACT 9, A DISTANCE OF 359.97 FEET TO A MAGNETIC NAIL WITH A YELLOW PLASTIC CAP AS HERETOFORE DESCRIBED SET AT THE INTERSECTION WITH THE PROJECTED EASTERLY RIGHT-OF-WAY LINE OF THE AFORESAID FERRY STREET; THENCE PROCEED N. 34 DEGREES 47’46” E. ALONG AND WITH SAID PROJECTED LINE, 55.00 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY.

HARVEY’S LAKE TAHOE (NEVADA)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF DOUGLAS, STATE OF NEVADA AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

A parcel of land located within a portion of Section 27, Township 13 North, Range 10 East, MDB&M, Douglas County, Nevada, being more particularly described as follows:

COMMENCING at a point lying at the intersection of the California-Nevada state line and the Westerly right-of-way line at U.S. Highway 50;

Exhibit E - 12

Thence N. 48°42’34” W., 990.12 feet along the California-Nevada state line to the POINT OF BEGINNING;

Thence N. 48°42’34” W., 117.90 feet along the California-Nevada state line;

Thence N. 30°18’30” E., 172.01 feet;

Thence N. 70°15’01” W., 157.23 feet;

Thence N. 29°43’25” W., 86.29 feet;

Thence N. 00°50’44” E., 33.27 feet;

Thence N. 62°26’55” W., 72.14 feet to a point on the Easterly right-of-way line of Stateline Loop Road;

Thence N. 23°57’13” E., 121.09 feet along said Easterly right-of-way line;

Thence along said Easterly right-of-way line 144.33 feet along the arc of a curve to the right having a central angle of 07°04’04” and a radius of 1170.00 feet (chord bears N. 27°29’15” E., 144.24 feet);

Thence S. 62°03’50” E., 1396.61 feet to a point on the Westerly right-of-way line of U.S. Highway 50;

Thence S. 27°57’22” W., 296.01 feet along the Westerly right-of-way of U.S. Highway 50;

Thence N. 62°02’38” W., 289.93 feet;

Thence N. 80°14-14” W., 709.00 feet to the POINT OF BEGINNING

Document No. 434235 is provided pursuant to the requirements of Section 6.NRS 111.312.

PARCEL 2:

A parcel of land located within a portion of Section 27, Township 13 North, Range 18 East, M.D.B.&M., Douglas County, Nevada, being more particularly described us follows:

COMMENCING at a point lying at the intersection of the California-Nevada state line and the Westerly right-of-way line of U.S. Highway 50;

Thence N. 48°42’34” W., 1108.02 feet along the California -Nevada state line to the POINT OF BEGINNING;

Thence N. 48°42’34” W., 306.26 feet along the California-Nevada state line to a point on the Easterly right-or-way line of Stateline Loop Road;

Thence N. 23°57’13” E., 154.41 feet along the Easterly right-of-way line of Stateline Loop Road;

Thence S. 62°26’55” E., 72.14 feet;

Thence S. 00°50’44” W., 33.27 feet;

Thence S. 29°43’25” E., 86.29 feet;

Exhibit E - 13

Thence S. 70°15’01” E., 157.23 feet;

Thence S. 30°18’30” W., 172.01 feet to the POINT OF BEGINNING.

Document No. 434233 is provided pursuant to the requirements of Section 6.NRS 111.312.

The above Parcel 1 and 2 is also described as a whole parcel by that certain legal description contained in the Boundary Line Adjustment Grant Bargain, Sale Deed recorded March 8, 2013 as Document No. 819513 as follows:

A parcel of land located within Section 27, Township 13 North, Range 18 East, M.D.B.&M., Douglas County, Nevada, being more particularly described as follows:

BEGINNING at a point being the intersection the Easterly right-of-way line of Lake Parkway and the California-Nevada State Line which bears S. 50°37’18” W., 3759.09 feet from the Northeast corner of said Section 27;

Thence N. 23°59’13” E., along said Easterly right-of-way line, 275.26 feet;

Thence, continuing along said Easterly right-of-way line, 144.26 feet along the arc of a curve to the right having a central angle of 07°03’ 51” and a radius of 1,170.00 feet, (chord bears N. 27°31’09” E., 144.16 feet);

Thence S. 62°01 ‘24” E., 293.17 to a brass cap at the Southwesterly corner of the 20.836 acre Park Cattle Company parcel as shown on the Record of Survey Supporting a Boundary Line Adjustment for Park Cattle Co., Document No. 274260, of the Douglas County Recorder’s office;

Thence S. 62°01’24” E., along the Southwesterly line of said parcel, 1105.54 to the Northwesterly right-of-way line of U.S. Highway 50;

Thence S. 27°59’57” W., along said right-of-way line, 296.01 feet to the Northeasterly corner of the Harvey’s Tahoe Management Company, Inc. parcel as described in the deed, Document No. 723806, of the Douglas County Recorder’s office;

Thence along the Northerly line of said Harvey’s parcel the following four courses;

N. 62°00’03” W., 289.93 feet;

N. 80°11’39” W., 613.21 feet;

S. 48°39’46” E., 11.05 feet;

N. 80°11’39” W., 95.61 feet to a point on the California-Nevada State Line;

Thence N. 48°39’46” W., along said State Line, 12.93 feet to a G.L.O. brass cap State Line monument as shown on said Record of Survey, Document No. 274260;

Thence N. 48°42’34” W., continuing along said State Line, 424.48 feet to the POINT OF BEGINNING.

Exhibit E - 14

Said land is also shown on the Record of Survey to Support a Boundary Line Adjustment for Edgewood Companies, F.K.A. Park Cattle Company, according to the map thereof, filed in the office of the County Recorder of Douglas County, State of Nevada on March 8, 2013, in Book 313, Page 1687, as File No. 819512, Official Records.

APN: 1318-27-001-013

Document No. 819513 is provided pursuant to the requirements of Section 6.NRS 111.312.

HARVEY’S LAKE TAHOE (CALIFORNIA)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SOUTH LAKE TAHOE, COUNTY OF EL DORADO, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

A parcel of land located within a portion of Section 27, Township 13 North, Range 18 East, M.D.B.&M., El Dorado County, California, being more particularly described as follows:

Commencing at a point lying at the intersection of the California-Nevada State Line and the westerly right of way line of U.S. Highway 50; Thence North 48° 42’ 34” West, 1104.38 feet along the California-Nevada State Line to the point of beginning; thence South 88° 32’ 23” West, 290.89 feet along the Northerly right of way line of Stateline Avenue; thence along the Easterly right of way line of Stateline Loop Road, 37.84 feet along the arc of a curve to the right having a central angle of 108° 24’ 37” and a radius of 20.00 feet (chord bears North 37° 15’ 44” West, 32.44 feet); thence continuing along the Easterly right of way line of Stateline Loop Road, 75.86 feet along the arc of a non-tangent compound curve having a central angle of 07° 00’ 36” and a radius of 620.00 feet (chord bears North 20° 26’ 55” East, 75.81 feet); thence North 23° 57’ 13” East, 125.90 feet to a point on the California-Nevada State Line; thence departing said Easterly right of way line of Stateline Loop Road, South 48° 42’ 34” East, 309.89 feet along the California-Nevada State Line to the point of beginning.

HORSESHOE BOSSIER - WATER BOTTOM

TRACT 3: (APN: N/A)

PROPERTY “Z”

Fee Simple: State of Louisiana, State Land Office

Leasehold: Horseshoe Entertainment

That certain leasehold estate created by the Lease affecting the following described property:

A tract of land located adjacent to Section 29, 30 and 32, Township 18 North, Range 13 West, Bossier City, Bossier Parish, Louisiana, being more fully described as follows:

Commencing at the Southwest corner of Lot 81, of the Corrected Map of East Shreveport Subdivision, as recorded in Book 60, page 17 of the Records of Bossier Parish, Louisiana; run thence along the line which is an extension of the Northerly right of way line of Rush Street South 50°23’52” West a distance of 46.12 feet to a point on the Westerly toe of the Levee; run thence along said toe South 50°18’57” East a distance of 555.42 feet to a point on the Northerly right of way line of the East approach to the Traffic Street Bridge as recorded in Book 35, page 169 of the Records of Bossier Parish, Louisiana; run thence along said Northerly right of way line South 49°05’52” West a distance of 563.81 feet to a point on the Easterly Bank of Red River; run thence along said bank the following courses and distances: North 24°04’48” West a distance of 121.67 feet; North 21°19’14” West a distance of 100.63 feet; North 17°23’06” East a distance of 22.62 feet; thence leaving said bank run South 62°39’42” West a distance of 65.10 feet more or less to the mean low water level of Red River, SAID POINT BEING THE POINT OF BEGINNING of tract herein described:

Exhibit E - 15

Continue thence South 62°39’42” West a distance of 163.93 feet into Red River; run thence North 27°49’38” West a distance of 400.00 feet; run thence North 62°39’42” East a distance of 193.18 feet more or less to the mean low water level of the River; run thence with the mean low water level South 27°20’18” East a distance of 370.60 feet more or less and South 13°58’04” West a distance of 39.13 feet more or less to the Point of Beginning of tract, containing 1.75 acres, more or less.

HORSESHOE BOSSIER - BONOMO

TRACT 2: (APN: 124188)

Fee Simple:	Bonomo Investment Company, LLC & except as to the West 30 feet of the East 40 feet of Lot 41 which is vested in Johnny Bonomo, Jr. and Mary Cordaro Bonomo

Leasehold:	Horseshoe Entertainment

Lease affecting Lots 37, 38, 39, and the East 55 feet of Lot 40, and the East 40 feet of Lot 41, Corrected Map of East Shreveport, a subdivision of the City of Bossier City, as per plat recorded in Book 60, page 17 of the Conveyance Records of Bossier Parish, Louisiana.

HORSESHOE HAMMOND - NATIONAL RAILROAD

Parcel 1:

All of that certain premises as demised and depicted on an Exhibit to that Memorandum of Lease by and between National Railroad Passenger Corporation (Landlord) and Horseshoe Hammond, LLC (Tenant) dated _______ __, 2017, defined as being a 78,805 S.F./1.809 acre leased area and also a leased 25’ non-exclusive roadway, being a portion of that parcel described herein below:

ALL THAT PARCEL of land situate in the City of Hammond, County of Lake and State of Indiana, being part of Section 6, Township 37 North, Range 9 West, of the Second Principal Meridian, bounded and described according to a plan of survey made by Plumb, Tuckett and Hubbard, Inc., Consulting Engineers, dated November 8, 1978, as follows, viz: COMMENCING at the Southwest corner of said Section 6; thence extending North 0 degrees 41 minutes 54 seconds East, along the West line of said Section 6, said West line being coincident with the centerline of Calumet Avenue, 3,406.41 feet to a P.K. nail marking the true point of beginning for the parcel of land being described; EXTENDING from said true point of beginning the following five courses and distances: (1) North 0 degrees 41 minutes 54 seconds East, continuing along said West line of Section 6 and centerline of Calumet Avenue, 168.76 feet to a P.K. nail in the southwesterly line of land now or formerly of Baltimore and Ohio Railroad; thence (2) Southeastwardly, by said last mentioned land, on a curve to the left having a radius of 11,277.44 feet, the chord of which bears South 50 degrees 40 minutes 32 seconds East, for a length of 914.78 feet, the arc distance of 915.03 feet to a point of tangent marked by an iron pin; thence (3) South 53 degrees 00 minutes East, still by the last mentioned land, 328.30 feet to a P.K. nail in the centerline of Lake Avenue; thence (4) South 0 degrees 42 minutes 48 seconds West, along said centerline of Lake Avenue, 220.32 feet to a P.K. nail; thence (5) North 49 degrees 27 minutes 36 seconds West, 1275.61 feet to the place of beginning. CONTAINING 178,997.73 square feet, more or less, or 4.109 acres, more or less.

Exhibit E - 16

HORSESHOE HAMMOND - WATERWORKS

PARCEL 4: (1001 Calumet Avenue)

A 32.00 foot-wide strip of land being a part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana, the centerline of which is described as follows:

Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,091.63 feet along the East line of said Section 1 and along the West line of Section 6, Township 37 North, Range 9 West to a point on a non-tangent curve concave to the northeast, said point being South 38 degrees 59 minutes 01 second West 1,637.02 feet from the radius point of said curve; thence southeasterly 62.23 feet along said curve to its point of tangency, said point of tangency being South 36 degrees 48 minutes 21 seconds West 1,637.02 feet from the radius point of said curve; thence South 53 degrees 11 minutes 39 seconds East 650.47 feet to the point of curvature of a curve to the left, said point of curvature being South 36 degrees 48 minutes 21 seconds West 2,864.79 feet from the radius point of said curve; thence southeasterly 84.09 feet along said curve to its point of tangency, said point of tangency being South 35 degrees 07 minutes 27 seconds West 2,864.79 feet from the radius point of said curve; thence South 54 degrees 52 minutes 33 seconds East 325.80 feet to the point of curvature of a curve to the left, said point of curvature being South 35 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Southeasterly, Easterly, Northeasterly, Northerly, and Northwesterly 142.07 feet along said curve to its point of tangency being North 67 degrees 07 minutes 27 seconds East 55.00 feet from the radius point of said curve; thence North 22 degrees 52 minutes 33 seconds West 53.74 feet to the point of curvature of a curve to the right, said point of curvature being South 67 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Northwesterly, Northerly and Northeasterly 56.62 feet along said curve to its point of tangency, said point of tangency being North 53 degrees 53 minutes 40 seconds West 55.00 feet from the radius point of said curve; thence North 36 degrees 06 minutes 20 seconds East 15.67 feet to the POINT OF BEGINNING of this centerline description; thence North 36 degrees 06 minutes 20 seconds East 254.64 feet to the point of curvature of a curve left, said point of curvature being South 53 degrees 53 minutes 40 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly, and Northwesterly 63.49 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 09 minutes 56 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 50 minutes 04 seconds West 117.95 feet to the point of curvature of a curve to the right, said point of curvature being South 35 degrees 09 minutes 56 seconds West 40.00 feet from the radius point of said curve; thence Northwesterly, Northerly, and Northeasterly 60.84 feet along said curve to its point of tangency, said point of tangency being North 57 degrees 40 minutes 52 seconds West 40.00 feet from the radius point of said curve; thence North 32 degrees 19 minutes 08 seconds East 330.68 feet to the point of curvature of a curve to the left, said point of curvature being South 57 degrees 40 minutes 52 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly and Northwesterly 60.76 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 17 minutes 10 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 42 minutes 50 seconds West 227.88 feet to the terminus of this centerline description.

HORSESHOE HAMMOND - CITY OF HAMMOND, DEPARTMENT OF REDEVELOPMENT

PARCEL 2: (825 Empress Drive)

A part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana, being bounded as follows:

Exhibit E - 17

Commencing at the Southeast Corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,209.68 feet along the East line of said Section 1 and along the West line of Section 6, Township 37 North, Range 9 West; thence South 41 degrees 13 minutes 34 seconds East 61.96 feet; thence South 41 degrees 13 minutes 34 seconds East 90.30 feet to the point of curvature of a curve to the left, said point of curvature being South 48 degrees 46 minutes 26 seconds West 2,814.93 feet from the radius point of said curve; thence southeasterly 229.77 feet along said curve to a point being South 44 degrees 05 minutes 50 seconds West 2,814.93 feet from the radius point of said curve; thence North 35 degrees 17 minutes 10 seconds East 17.84 feet to the Point of Beginning of this description; thence North 35 degrees 17 minutes 10 seconds East 813.45 feet; thence North 79 degrees 22 minutes 58 seconds East 71.38 feet; thence South 54 degrees 36 minutes 55 seconds East 100.48 feet; thence South 35 degrees 23 minutes 05 seconds West 90.00 feet; thence North 54 degrees 36 minutes 55 seconds West 110.00 feet; thence South 35 degrees 17 minutes 10 seconds West 780.38 feet; thence North 46 degrees 40 minutes 28 seconds West 40.40 feet to the Point of Beginning.

PARCEL 3: (1001 Calumet Avenue)

A part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West, located in North Township, Lake County, Indiana, being bounded as follows:

Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,209.68 feet along the East line of said Section 1 and along the West line of Section 6, Township 37 North, Range 9 West; thence South 41 degrees 13 minutes 34 seconds East 61.96 feet; thence South 41 degrees 13 minutes 34 seconds East 90.30 feet to the point of curvature of a curve to the left, said point of curvature being South 48 degrees 46 minutes 26 seconds West 2,814.93 feet from the radius point of said curve; thence southeasterly 229.76 feet along said curve to a point being South 44 degrees 05 minutes 50 seconds West 2,814.93 feet from the radius point of said curve; thence North 35 degrees 17 minutes 10 seconds East 831.29 feet; thence North 79 degrees 22 minutes 58 seconds East 71.38 feet; thence South 54 degrees 36 minutes 55 seconds East 100.48 feet to the Point of Beginning of this description; thence continuing South 54 degrees 36 minutes 55 seconds East 146.67 feet; thence South 35 degrees 16 minutes 41 seconds West 523.46 feet; thence North 54 degrees 35 minutes 11 seconds West 236.35 feet; thence South 35 degrees 15 minutes 53 seconds West 349.92 feet; thence North 46 degrees 40 minutes 28 seconds West 20.88 feet; thence North 35 degrees 17 minutes 10 seconds East 780.38 feet; thence South 54 degrees 36 minutes 55 seconds East 110.00 feet; thence North 35 degrees 23 minutes 05 seconds East 90.00 feet to the Point of Beginning.

PARCEL 5: (1002 Calumet Avenue)

A part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West located in North Township, Lake County, Indiana, being bounded as follows:

Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minutes 03 seconds West (assumed bearing) 2,195.00 feet along the East line of said Section 1 to its point of intersection with the centerline of Indianapolis Boulevard (100 foot wide right-of-way); thence North 40 degrees 07 minutes 55 seconds West 3,007.99 feet along the centerline of Indianapolis Boulevard; thence North 49 degrees 52 minutes 05 seconds East 50.00 feet perpendicular to the centerline of Indianapolis Boulevard to the northeastern right-of-way line of Indianapolis Boulevard; thence North 40 degrees 07 minutes 55 seconds West 190.50 feet along the northeastern right-of-way line of Indianapolis Boulevard; thence North 51 degrees 02 minutes 14 seconds East 290.22 feet; thence South 60 degrees 14 minutes 57 seconds East 49.35 feet; thence North 54 degrees 00 minutes 00 seconds East 528.73 feet to the point of curvature of a curve to the right, said point of curvature being North 36 degrees 00 minutes 00 seconds West 326.48 feet from the radius point of said curve; thence northeasterly and

Exhibit E - 18

easterly 176.71 feet along said curve to a point being North 04 degrees 59 minutes 19 seconds West 326.48 feet from the radius point of said curve and to the Point of Beginning of this description; thence North 48 degrees 49 minutes 21 seconds East 35.00 feet; thence South 41 degrees 10 minutes 39 seconds East 625.56 feet; thence South 41 degrees 14 minutes 09 seconds East 34.87 feet to a point on a non-tangent curve concave to the northeast (said curve hereinafter referred to as “Curve #1”), said point of curvature being South 48 degrees 38 minutes 51 seconds West 5,682.15 feet from the radius point of said curve; thence southeasterly 150.03 feet along Curve #1 to a point being South 47 degrees 08 minutes 05 seconds West 5,682.15 feet from the radius point of Curve #1; thence North 48 degrees 45 minutes 56 seconds East 96.78 feet; thence South 41 degrees 14 minutes 04 seconds East 100.00 feet; thence South 48 degrees 45 minutes 56 seconds West 128.09 feet to a point on a non-tangent curve concave to the northeast (said curve is concentric with Curve #1), said point being South 46 degrees 08 minutes 30 seconds West 5,717.15 feet from the radius point of said curve; thence North 41 degrees 14 minutes 09 seconds West 34.96 feet; thence North 41 degrees 10 minutes 39 seconds West 625.58 feet to the Point of Beginning.

PARCEL 6: (1001 Calumet Avenue)

A part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West and a part of Section 36, Township 38 North, Range 10 West located in North Township, Lake County, Indiana, being bounded as follows:

Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 2,195.00 feet along the East line of said Section 1 to its point of intersection with the centerline of Indianapolis Boulevard (100 foot wide right-of-way); thence North 40 degrees 07 minutes 55 seconds West 3,007.99 feet along the centerline of Indianapolis Boulevard; thence North 49 degrees 52 minutes 05 seconds East 50.00 feet perpendicular to the centerline of Indianapolis Boulevard to the northeastern right-of-way line of Indianapolis Boulevard; thence North 40 degrees 07 minutes 55 seconds West 190.50 feet along the northeastern right-of-way line of Indianapolis Boulevard; thence North 51 degrees 02 minutes 14 seconds East 290.22 feet; thence South 60 degrees 14 minutes 57 seconds East 49.35 feet; thence North 54 degrees 00 minutes 00 seconds East 528.73 feet to the point of curvature of a curve to the right, said point of curvature being North 36 degrees 00 minutes 00 seconds West 326.48 feet from the radius point of said curve; thence northeasterly and easterly 118.22 feet along said curve to the southwestern boundary of the 21.255 acre tract of land described in the Quitclaim Deed recorded as instrument #91018107 on April 17, 1991, in the Office of the Recorder of Lake County, Indiana, said point being North 15 degrees 15 minutes 10 seconds West 326.48 feet from the radius point of said curve, the next seven (7) courses are along the boundary of said 21.255 acre tract of land; 1)thence North 41 degrees 15 minutes 08 seconds West 1,700.29 feet to the Point of Beginning of this description; 2) thence North 41 degrees 15 minutes 08 seconds West 1,539.62 feet to the point of curvature of a curve to the right, said point of curvature being South 48 degrees 44 minutes 52 seconds West 24,828.52 feet from the radius point of said curve; 3) thence northwesterly 281.79 feet along said curve to its point of tangency, said point of tangency being South 49 degrees 23 minutes 53 seconds West 24,828.52 feet from the radius point of said curve; 4) thence North 40 degrees 36 minutes 07 seconds West 1,474.75 feet to the Indiana/Illinois State Line; 5) thence North 00 degrees 52 minutes 04 seconds West 138.52 feet along the Indiana/Illinois State Line; 6) thence South 48 degrees 50 minutes 29 seconds East 279.19 feet; 7) thence South 41 degrees 14 minutes 04 seconds East 2,051.13 feet to the northwestern corner of the tract of land described in the Quitclaim Deed recorded in Deed Record 1219, page 31, on November 5, 1962, in said Recorder’s Office, said corner being on “Eggers Fence Line”; thence South 87 degrees 40 minutes 04 seconds East 11.27 feet along the northern boundary of said tract of land which is also along “Eggers Fence Line”; thence South 41 degrees 12 minutes 09 seconds East 139.21 feet; thence South 40 degrees 14 minutes 07 seconds East 154.35 feet to a point on a non-tangent curve concave to the southwest, said point being North 51 degrees 42 minutes 18 seconds East 1,514.88 feet from the radius point of said curve; thence southeasterly 141.95 feet along said curve to a point being North 57 degrees 04 minutes 25

Exhibit E - 19

seconds East 1,514.88 feet from the radius point of said curve; thence South 30 degrees 59 minutes 10 seconds East 154.35 feet; thence South 30 degrees 01 minute 09 seconds East 186.88 feet; thence South 30 degrees 59 minutes 24 seconds East 155.62 feet to a point on a non-tangent curve concave to the northeast, said point being South 57 degrees 04 minutes 25 seconds West 1,539.88 feet from the radius point of said curve; thence southeasterly 143.63 feet to a point being South 51 degrees 43 minutes 47 seconds West 1,539.88 feet from the radius point of said curve; thence South 48 degrees 44 minutes 52 seconds West 29.89 feet to the Point of Beginning;

ALSO, a part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West and a part of Section 36, Township 38 North, Range 10 West located in North Township, Lake County, Indiana, being bounded as follows:

Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 2,195.00 feet along the East line of said Section 1 to its point of intersection with the centerline of Indianapolis Boulevard (100 foot wide right-of-way); thence North 40 degrees 07 minutes 55 seconds West 3,007.99 feet along the centerline of Indianapolis Boulevard; thence North 49 degrees 52 minutes 05 seconds East 50.00 feet perpendicular to the centerline of Indianapolis Boulevard to the northeastern right-of-way line of Indianapolis Boulevard; thence North 40 degrees 07 minutes 55 seconds West 190.50 feet along the northeastern right-of-way line of Indianapolis Boulevard; thence North 51 degrees 02 minutes 14 seconds East 290.22 feet; thence South 60 degrees 14 minutes 57 seconds East 49.35 feet; thence North 54 degrees 00 minutes 00 seconds East 528.73 feet to the point of curvature of a curve to the right (said curve hereinafter referred to as “Curve #1), said point of curvature being North 36 degrees 00 minutes 00 seconds West 326.48 feet from the radius point of Curve #1; thence northeasterly and easterly 176.71 feet along Curve #1 to a point being North 04 degrees 59 minutes 19 seconds West 326.48 feet from the radius point of Curve #1 and to the Point of Beginning of this description; thence North 41 degrees 10 minutes 39 seconds West 1,372.17 feet to the point of curvature of a curve to the right, said point of curvature being South 48 degrees 49 minutes 21 seconds West 474.78 feet from the radius point of said curve; thence northwesterly 58.94 feet along said curve to its point of tangency, said point of tangency being South 55 degrees 56 minutes 06 seconds West 474.78 feet from the radius point of said curve; thence North 34 degrees 03 minutes 54 seconds West 45.58 feet to point of curvature of curve to the left, said point of curvature being North 55 degrees 56 minutes 06 seconds East 729.28 feet from the radius point of said curve; thence northwesterly 90.62 feet along said curve to its point of tangency, said point of tangency being North 48 degrees 48 minutes 55 seconds East 729.28 feet from the radius point of said curve; thence North 41 degrees 11 minutes 05 seconds West 8.90 feet; thence North 40 degrees 12 minutes 29 seconds West 154.34 feet to a point on a nontangent curve concave to the northeast, said point being South 51 degrees 45 minutes 03 seconds West 1,500.05 feet from the radius point of said curve; thence northwesterly 138.44 feet along said curve to a point being South 57 degrees 02 minutes 18 seconds West 1,500.05 feet from the radius point of said curve; thence North 31 degrees 00 minutes 10 seconds West 154.34 feet; thence North 30 degrees 01 minute 34 seconds West 170.82 feet to the point of curvature of a curve to the right, said point of curvature being South 59 degrees 58 minutes 26 seconds West 1,420.19 feet from the radius point of said curve; thence northwesterly and northerly 273.83 feet along said curve to its point of tangency, said point of tangency being South 71 degrees 01 minute 16 seconds West 1,420.10 feet from the radius point of said curve; thence North 18 degrees 58 minutes 44 seconds West 56.31 feet to a point on the northwesterly extension of the southwestern boundary of the 16.039 acre tract of land described in the Warranty Deed recorded in Deed Record 1218, page 592, on November 9, 1962, in the Office of the Recorder of Lake County, Indiana; thence South 41 degrees 14 minutes 04 seconds East 2,501.08 feet along the northwesterly extension of the southwestern boundary of said 16.039 acre tract of land and along the southwestern boundary of said 16.039 acre tract of land to a point being North 48 degrees 49 minutes 21 seconds East of the point of beginning; thence South 48 degrees 49 minutes 21 seconds West 193.47 feet to the Point of Beginning.

Exhibit E - 20

EXCEPTING AND EXCLUDING the following from the above-described parcels:

A parcel of real estate that is two hundred (200) feet wide (measured from east to west) and fifty (50) feet in depth (measured from north to south) and located in the northeasternmost corner of the above-described parcels.

PARCEL 7:

A 32.00 foot-wide strip of land being a part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana, the centerline of which is described as follows:

Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,091.63 feet along the East line of said Section 1 and along the West line of Section 6, Township 37 North, Range 9 West to a point on a non-tangent curve concave to the northeast, said point being South 38 degrees 59 minutes 01 second West 1,637.02 feet from the radius point of said curve; thence southeasterly 62.23 feet along said curve to its point of tangency, said point of tangency being South 36 degrees 48 minutes 21 seconds West 1,637.02 feet from the radius point of said curve; thence South 53 degrees 11 minutes 39 seconds East 650.47 feet to the point of curvature of a curve to the left, said point of curvature being South 36 degrees 48 minutes 21 seconds West 2,864.79 feet from the radius point of said curve; thence southeasterly 84.09 feet along said curve to its point of tangency, said point of tangency being South 35 degrees 07 minutes 27 seconds West 2,864.79 feet from the radius point of said curve; thence South 54 degrees 52 minutes 33 seconds East 325.80 feet to the point of curvature of a curve to the left, and to the point of beginning of this description, said point of curvature being South 35 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Southeasterly, Easterly, Northeasterly, Northerly, and Northwesterly 142.07 feet along said curve to its point of tangency, said point of tangency being North 67 degrees 07 minutes 27 seconds East 55.00 feet from the radius point of said curve; thence North 22 degrees 52 minutes 33 seconds West 53.74 feet to the point of curvature of a curve to the right, said point of curvature being South 67 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Northwesterly, Northerly and Northeasterly 56.62 feet along said curve to its point of tangency, said point of tangency being North 53 degrees 53 minutes 40 seconds West 55.00 feet from the radius point of said curve; thence North 36 degrees 06 minutes 20 seconds East 270.31 feet to the point of curvature of a curve left, said point of curvature being South 53 degrees 53 minutes 40 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly, and Northwesterly 63.49 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 09 minutes 56 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 50 minutes 04 seconds West 117.95 feet to the point of curvature of a curve to the right, said point of curvature being South 35 degrees 09 minutes 56 seconds West 40.00 feet from the radius point of said curve; thence Northwesterly, Northerly, and Northeasterly 60.84 feet along said curve to its point of tangency, said point of tangency being North 57 degrees 40 minutes 52 seconds West 40.00 feet from the radius point of said curve; thence North 32 degrees 19 minutes 08 seconds East 330.68 feet to the point of curvature of a curve to the left, said point of curvature being South 57 degrees 40 minutes 52 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly and Northwesterly 60.76 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 17 minutes 10 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 42 minutes 50 seconds West 227.88 feet to the terminus of this centerline description.

Exhibit E - 21

EXCEPTING THEREFROM THE PROPERTY DESCRIBED AS FOLLOWS:

A 32 foot-wide strip of land being a part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana the centerline of which is described as follows:

Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degrees 01 minutes 03 seconds West (assumed bearing) 4,091.63 feet along the East line of said Section 1 and along the West line of Section 6, Township 37 North, Range 9 West to a point on a non-tangent curve concave to the Northeast, said point being South 38 degrees 59 minutes 01 seconds West, 1637.02 feet from the radius point of said curve; thence Southeasterly 62.23 feet along said curve to its point of tangency, said point of tangency being South 36 degrees 43 minutes 21 seconds West, 1637.02 feet from the radius point of said curve; thence South 53 degrees 11 minutes 39 seconds East, 650.47 feet to the point of a curvature of a curve to the left, said point of curvature being South 36 degrees 48 minutes 21 seconds West, 2864.79 feet from the radius point of said curve; thence Southeasterly 84.09 feet along said curve to its point of tangency, said point of tangency being South 35 degrees 07 minutes 27 seconds West 2864.79 feet from the radius point of said curve; thence South 54 degrees 52 minutes 33 seconds East 325.80 feet to the point of curvature of a curve to the left, said point of curvature being South 35 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Southeasterly, Easterly, Northeasterly, Northerly, and Northwesterly 142.07 feet along said curve to its point of tangency, said point of tangency being North 67 degrees 07 minutes 27 seconds East 55.00 feet from the radius point of said curve; thence North 22 degrees 52 minutes 33 seconds West 53.74 feet to the point of curvature of a curve to the right, said point of curvature being South 67 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Northwesterly, Northerly, and Northeasterly 56.62 feet along said curve to its point of tangency, said point of tangency being North 53 degrees 53 minutes 40 seconds West 55.00 feet from the radius point of said curve; thence North 36 degrees 06 minutes 20 seconds East 15.67 feet to the Point of Beginning of this centerline description; thence North 36 degrees 06 minutes 20 seconds East 254.64 feet to the point of curvature of a curve left, said point of curvature being South 53 degrees 53 minutes 40 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly, and Northwesterly 63.49 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 09 minutes 56 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 50 minutes 04 seconds West 117.95 feet to the point of curvature of a curve to the right, said point of curvatures being South 35 degrees 09 minutes 56 seconds West 40.00 feet from the radius point of said curve; thence Northwesterly, Northerly, and Northeasterly 60.84 feet along said curve to its point of tangency, said point of tangencey being North 57 degrees 40 minutes 52 seconds West 40.00 minutes 52 seconds West 40.00 feet from the radius point of said curve; thence North 32 degrees 19 minutes 08 seconds East 330.68 feet to the point of curvature of a curve to the left, said point of curvature being South 57 degrees 40 minutes 52 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly, and Northwesterly 60.76 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 17 minutes 10 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 42 minutes 50 seconds West 227.88 feet to the TERMINUS of this centerline description.

PARCEL 8:

A part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West, and part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West, more particularly described as follows:

Commencing at the intersection of the East line of said Section 1 and the Northerly line of the Baltimore and Ohio Railroad right-of-way, said point being North 00 degrees 28 minutes 23 seconds East (basis of bearings is Indiana State Plane NAD 83 Grid Bearing-West Zone) 4054.75 feet by direct line from the Southeast corner of said Section 1; thence along the East line of said Section 1 North 00 degrees 27 minutes 13 seconds East 92.96 feet to the point of beginning and a point on the South line of land described in Instrument No. 2000-054153, said point being 40 feet from the Northerly right of way of the Elgin Joliet and Eastern Railroad (the next 4 courses are along the Southerly, Easterly, and Northerly lines of said instrument); (1) thence South 39 degrees 44 minutes 48 seconds East 105.61 feet to a curve having a radius of 2637.78 feet, the radius point of which bears North 50 degrees 15 minutes 13 seconds East; (2) thence Southeasterly along said curve 238.83 feet to a point which bears South 45 degrees 03 minutes 57 seconds

Exhibit E - 22

West from said radius point, said point being on the Southerly extension of the lakeside face of the sheet piling wall; (3) thence along said wall North 36 degrees 47 minutes 33 seconds East 315.53 feet to a point on the present shoreline of Lake Michigan; (4) thence Northwesterly along the present shoreline of Lake Michigan 462 feet more or less; thence South 38 degrees 37 minutes 30 seconds West 102.49 feet; thence South 73 degrees 07 minutes 56 seconds West 43.25 feet; thence North 51 degrees 22 minutes 29 seconds West 41.88 feet; thence South 47 degrees 41 minutes 38 seconds West 41.79 feet; thence North 42 degrees 09 minutes 44 seconds West 16.98 feet; thence South 51 degrees 16 minutes 43 seconds West 105.38 feet to a point on a non-tangent curve, the radius point of which bears North 48 degrees 44 minutes 26 seconds East, said point also being on the Northerly line of land described in Instrument No. 97014032; thence along said Northerly line and Southeasterly along said curve a distance of 213.39 feet to a point which bears South 43 degrees 21 minutes 29 seconds West from said radius point, and the point of beginning.

PARCEL 9:

A part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West, more particularly described as follows:

Commencing at the intersection of the East line of said Section 1 and the Northerly line of the Baltimore and Ohio Railroad right of way, said point being North 00 degrees 28 minutes 23 seconds East (basis of bearing is Indiana State Plane NAD 83 Grid Bearing - West Zone) 4054.75 feet by direct line from the Southeast corner of said Section 1; thence along the East line of said Section 1 North 00 degrees 27 minutes 13 seconds East 92.96 feet to a point on the North line of land described in Instrument No. 97014032, (the next 3 courses are along the Northerly line of said instrument), said point being on a non-tangent curve, the radius point of which bears North 43 degrees 21 minutes 29 seconds East; (1) thence Northwesterly along said curve a distance of 213.39 feet to a point which bears South 48 degrees 44 minutes 26 seconds West from said radius point, said point also being the Point of Beginning; (2) thence continuing along said curve a distance of 23.47 feet to a point which bears South 49 degrees 19 minutes 57 seconds East from said radius point; (3) thence North 40 degrees 40 minutes 03 seconds West 105.47 feet; thence North 48 degrees 34 minutes 46 seconds East 147.21 feet; thence South 22 degrees 59 minutes 46 seconds East 57.77 feet; thence South 51 degrees 22 minutes 29 seconds East 96.88 feet; thence South 47 degrees 41 minutes 38 seconds West 41.79 feet; thence North 42 degrees 09 minutes 44 seconds West 16.98 feet; thence South 51 degrees 16 minutes 43 seconds West 105.38 feet; to the Point of Beginning.

HARRAH’S NORTH KANSAS CITY

TRACT 1:

LEASED PARCELS:

Leasehold Interest created by the Ground Lease described in and disclosed by that certain Short Form Lease between the City of North Kansas City, Missouri, a Missouri municipal corporation, lessor, and Harrah’s - North Kansas City Corporation, a Nevada corporation, lessee, dated July 12, 1993, recorded July 28, 1993, as Document No. L-81751, in Book 2252 at Page 712, demising and leasing Leased Parcels I through X of Tract 1 for a term of ten (10) years, with the option to extend the term for four (4) consecutive periods of five (5) years each. As amended by the First Amendment to Ground Lease dated November 22, 1994, recorded December 21, 1995, as Document No. M-80946, in Book 2512 at Page 434. As further amended by the Second Amendment to Ground Lease dated December 19, 1995, recorded December 21, 1995, as Document No. M-80947, in Book 2512 at Page 447. And as further amended by the Third Amendment to Ground Lease dated December 22, 1998, recorded February 10, 1999 as Document No. P-34397, in Book 2959 at Page 305.

Exhibit E - 23

LEASED PARCEL I:

All that part of Fractional Section 18, Township 50, Range 32, in North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 46 minutes 41 seconds West (South 0 degrees 50 minutes 07 seconds West Deed) along the West line of said Fractional Section 18, a distance of 2045.58 feet (2044.65 feet Deed) to a point on the South Right of Way line of the Norfolk and Western Railway; thence North 85 degrees 21 minutes 52 seconds East (North 85 degrees 30 minutes 00 seconds East Deed) along said South Right of Way line, a distance of 402.11 feet; thence South 0 degrees 33 minutes 52 seconds West (South 0 degrees 42 minutes 00 seconds West Deed), 364.36 feet to the point of intersection of the East Right of Way line of the North Kansas City Levee District with the South Right of Way line of the Rock Creek Drainage Channel Right of Way, as established by Circuit Court Case No. 19715 on April 30, 1951, and the Point of Beginning of the tract of land to be herein described; thence South 78 degrees 04 minutes 35 seconds East (South 77 degrees 56 minutes 27 seconds East Deed) along said South Right of Way line, a distance of 2243.66 feet (2248.55 feet Deed) to a point on the high bank of the Missouri River as described in Document No. D 46601 in Book 1257 at Page 928; thence the following courses along said high bank; thence South 47 degrees 12 minutes 35 seconds West (South 47 minutes 20 minutes 42 seconds West Deed), 139.61 feet (137.34 feet Deed); thence South 41 degrees 53 minutes 52 seconds West (South 42 degrees 02 minutes 00 seconds West Deed), 200.01 feet; thence South 42 degrees 28 minutes 15 seconds West (South 42 degrees 36 minutes 23 seconds West Deed), 200.04 feet; thence South 39 degrees 19 minutes 14 seconds West (South 39 degrees 27 minutes 22 seconds West Deed), 200.12 feet; thence South 36 degrees 38 minutes 04 seconds West (South 36 degrees 46 minutes 12 seconds West Deed), 203 feet; thence South 36 degrees 17 minutes 41 seconds West (South 36 degrees 25 minutes 49 seconds West Deed), 200.56 feet; thence South 30 degrees 51 minutes 35 seconds West (South 30 minutes 59 minutes 42 seconds West Deed), 200.04 feet; thence South 29 degrees 04 minutes 00 seconds West (South 29 degrees 12 minutes 08 seconds West Deed), 214.28 feet; thence South 35 degrees 27 minutes 41 seconds West (South 35 degrees 35 minutes 49 seconds West Deed), 200.36 feet; thence South 27 degrees 19 minutes 16 seconds West (South 27 degrees 27 minutes 24 seconds West Deed), 31.65 feet; thence North 62 degrees 40 minutes 44 seconds West and no longer along said high bank, a distance of 351.28 feet; thence North 54 degrees 50 minutes 21 seconds West, 98.13 feet; thence North 83 degrees 56 minutes 57 seconds West, 128.58 feet; thence North 71 degrees 03 minutes 12 seconds West, 216.78 feet; thence North 89 degrees 26 minutes 08 seconds West, 410.40 feet to a point on the East right-of-way line of said North Kansas City Levee; thence North 0 degrees 33 minutes 52 seconds East along said East Right of Way line, a distance of 1578.87 feet to the Point of Beginning; including all lands lying between the high bank of said Missouri River and the low water line of said Missouri River, as measured at right angles to the thread of the Missouri River from the Northeast corner of the above described tract Southwesterly to the Southeast corner of the above described tract, Subject to Accretions and/or Reliction.

LEASED PARCEL II:

All that part of Fractional Section 18, and or land accreted thereto, Township 50 North, Range 32 West, in North Kansas City, Clay County, Missouri, described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 50 minutes 07 seconds West along the West line of said Fractional Section 18 and the Southerly prolongation thereof, 2,044.65 feet, more or less to the intersection of said line with the South Right of Way line of the Wabash Railroad Company; thence the following courses along said Right of Way line; thence North 85 degrees 30 minutes 00 seconds East, 905.10 feet; thence in an Easterly direction along a curve to the left having a radius of 5,765.65 feet and tangent to the last described course, an arc distance of 244.87 feet; thence North 83 degrees 04 minutes 00 seconds East, 301.60 feet; thence in an Easterly direction along a curve to the

Exhibit E - 24

right having a radius of 1,874.08 feet and tangent to the last described course, an arc distance of 283.48 feet; thence South 88 degrees 16 minutes 00 seconds East, 296.00 feet; thence in an Easterly direction along a curve to the left having a radius of 1,673.28 feet and tangent to the last described course, an arc distance of 225.36 feet; thence North 84 degrees 01 minutes 00 seconds East, 190.60 feet; thence in an Easterly direction along a curve to the right having a radius of 1,874.08 feet and tangent to the last described course, an arc distance of 399.82 feet to the Northeast corner of a tract of land conveyed to Kansas City, Missouri by deed recorded in Book 579 at Page 87, as Document No. A-77137 and the True Point of Beginning; thence in an Easterly direction continuing along the last described curve, an arc distance of 68.46 feet; thence South 81 degrees 40 minutes 00 seconds East, 305.90 feet; thence in an Easterly direction along a curve to the left having a radius of 1,309.57 feet and tangent to the last described course, an arc distance of 601.88 feet; thence North 72 degrees 00 minutes 00 seconds East, 107.00 feet; thence departing from said Right of Way line, South 21 degrees 55 minutes 00 seconds East, 56.00 feet to a point in the Northerly high bank of the Missouri River; thence along said high bank the following courses; South 63 degrees 27 minutes 03 seconds West, 345.38 feet; thence South 58 degrees 04 minutes 01 seconds West, 195.97 feet; thence South 57 minutes 40 minutes 09 seconds West, 202.69 feet; thence South 56 degrees 31 minutes 17 seconds West, 200.02 feet; thence South 52 degrees 25 minutes 26 seconds West, 86.06 feet to a point in the Easterly line of the tract of land conveyed to Kansas City, Missouri, in said Document Number A-77137; thence departing from said high bank, North 20 degrees 31 minutes 14 seconds West along the Easterly line of said Kansas City, Missouri tract, 588.20 feet to the True Point of Beginning, including all lands lying between the high bank of said Missouri River and the low water line of said Missouri River, as measured at right angles to the thread of the Missouri River from the Southwest corner of said Tract, Northeasterly to the Southeast corner thereof, Subject to accretion and/or reliction.

LEASED PARCEL III:

Part of Section 13, Township 50 Range 33, and part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk and Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, a distance of 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930; thence continuing South 0 degrees 33 minutes 52 seconds West along the West line of said North Kansas City tract a distance of 454.25 feet to a point on the East line of that certain existing Right of Way granted for ingress and egress to North Kansas City by Document E-37416 in Book 1457 at Page 413 and the Point of Beginning of the centerline to be herein described; thence Westerly along a curve to the left, having an initial tangent bearing of North 89 degrees 53 minutes 20 seconds West, a radius of 300 feet and a central angle of 4 degrees 19 minutes 20 seconds, an arc distance of 22.63 feet; thence South 85 degrees 47 minutes 20 seconds West, tangent to the last described curve, 120.26 feet to a point on the West line of said certain ingress and egress Right of Way and a point at which said strip of land now lies 60 feet on each side of the following described centerline; thence continuing South 85 degrees 47 minutes 20 seconds West, 461.89 feet to a point at which said strip of land now lies 30 feet on each side of the following described centerline; thence Westerly and Southwesterly along a curve to the left, tangent to the last described course, having a radius of 150 feet and a central angle of 55 degrees 51 minutes 23 seconds, an arc distance of 146.23 feet; thence South 29 degrees 55 minutes 57 seconds West, tangent to the last described curve, a distance of 100.74 feet, more or less to a point on the centerline for a 60 foot wide ingress and egress easement established by several Documents with the latest being recorded as Document No. D-18113 in Book 1195 at Page 921, thence Northwesterly along a curve to the left, having an initial tangent bearing of North 60 degrees 23 minutes 38 seconds West, a radius of 115 feet and a central angle of 29 degrees 14 minutes 18 seconds, an arc distance of 58.68 feet;

Exhibit E - 25

thence North 89 degrees 37 minutes 56 seconds West, tangent to the last described curve, 226.43 feet; thence Westerly along a curve to the left, tangent to the last described course, having a radius of 359.265 feet and a central angle of 10 degrees 51 minutes 39 seconds, an arc distance of 68.1 feet, more or less to a point on the East Right of Way line of Bedford Avenue as established by QCD Document No. D-18113 in Book 1195 at Page 921 and the Point of Termination.

THAT LIES WITHIN THE FOLLOWING DESCRIBED AREA:

Those parts of the Southeast Quarter (SE 1/4) of Section 13, Township 50 North, Range 33 West, and of Fractional Section 18, Township 50 North, Range 32 West, of the Fifth Principal Meridian, North Kansas City, Clay County, Missouri, being more particularly described as follows: Commencing at the Northwest corner of Fractional Section 24, Township and Range aforesaid; thence South 0 degrees 09 minutes 42 seconds West along the West line of said Fractional Section 24, 2,444.25 feet to a point on the Southeasterly line of the Right of Way of the Norfolk & Western Railroad Company, which is also the Northwesterly line of land owned by the Burlington Northern Railroad Company; thence North 46 degrees 50 minutes 10 seconds East along said Southeasterly line of the Right of Way of the Norfolk & Western Railway Company, 3,552.07 feet to an angle point; thence North 38 degrees 22 minutes 23 seconds East continuing along said Southeasterly line of the Right of Way of the Norfolk & Western Railway Company, 2,873.49 feet to a True Point of Beginning; thence from said True Point of Beginning, continuing North 38 degrees 22 minutes 23 seconds East along the railroad Right of Way line aforesaid, 786.71 feet to a point; thence to the right along the arc of a circular curve, which is concave Southeasterly, has a radius of 819.02 feet, a long chord of 626.83 feet in length that bears North 60 degrees 56 minutes 26 seconds East, and a central angle of 44 degrees 59 minutes 54 seconds, 643.23 feet to a point on the Westerly line of the existing Right of Way for the Levee of the North Kansas City Levee District; thence South 3 degrees 12 minutes 40 seconds East along said Levee Right of Way line 235.02 feet to an angle point; thence North 86 degrees 47 minutes 20 seconds East continuing along the Right of Way line for said Levee, 35.00 feet to an angle point; thence South 3 degrees 12 minutes 40 seconds East continuing still along the Right of Way line for said Levee, 248.78 feet to an angle point; thence South 7 degrees 33 minutes 01 seconds East continuing still along the Right of Way line for said Levee, 202.08 feet to an angle point; thence South 0 degrees 42 minutes 00 seconds West continuing still along the Right of Way for said Levee 247.03 feet to a point; thence North 89 degrees 37 minutes 56 seconds West, 1,121.91 feet to the True Point of Beginning aforesaid. (For the purpose of the bearings in the calls hereinabove given, the West line of said Fractional Section 24, is taken as bearing South 0 degrees 09 minutes 42 seconds West; and are on United States Engineers Datum.)

LEASED PARCEL IV:

All that part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566; dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet a central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence

Exhibit E - 26

North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 657.31 feet to a point on the North Right of Way line of the Burlington Northern Railroad Company, being also a point on the South line of a tract of land conveyed to Northtown Devco by Quit Claim Deed recorded in Book 1649 at Page 889 and the POINT OF BEGINNING of the tract of land to be herein described; thence North 81 degrees 48 minutes 08 seconds West along said South line and along said North Right of Way line, a distance of 166.83 feet; thence Easterly along a curve to the left, tangent to the last described course, having a radius of 1974.08 feet and a central angle of 0 degrees 09 minutes 15 seconds, an arc distance of 5.22 feet; thence North 24 degrees 38 minutes 46 seconds East, 77.06 feet; thence North 83 degrees 28 minutes 14 seconds West, 162.29 feet; thence North 37 degrees 50 minutes 22 seconds East, 133.67 feet; thence North 39 degrees 02 minutes 48 seconds West, 59.17 feet; thence North 1 degrees 53 minutes 20 seconds West, 73.39 feet; thence Northeasterly along a curve to the right, having an initial tangent bearing of North 29 degrees 16 minutes 58 seconds East, a radius of 895.87 feet and a central angle of 41 degrees 34 minutes 36 seconds, an arc distance of 650.09 feet; thence South 72 degrees 47 minutes 34 seconds East, 197.30 feet; thence South 16 degrees 17 minutes 31 seconds East, 220.88 feet; thence North 73 degrees 12 minutes 46 seconds East, perpendicular to the last described course, 413.51 feet, more or less, to a point on the West Right of Way line of Missouri State Highway Route No. 269 (Chouteau Trafficway), as now established; thence South 21 degrees 05 minutes 05 seconds East along said West Right of Way, 150.42 feet, more or less, to a point; thence South 73 degrees 12 minutes 46 seconds West, 453.93 feet, more or less, to a point; thence South 16 degrees 47 minutes 14 seconds East, perpendicular to the last described course, 75 feet; thence South 73 degrees 12 minutes 46 seconds West, perpendicular to the last described course, 120 feet; thence Southwesterly along a curve to the left, tangent to the last described course, having a radius of 370 feet and a central angle of 48 degrees 34 minutes 00 seconds, an arc distance of 313.63 feet; thence South 24 degrees 38 minutes 46 seconds West, tangent to the last described curve, 43.27 feet, more or less, to a point on the North Right of Way line of said Burlington Northern Railroad; thence Northwesterly along a curve to the right and along said North Right of Way line, having a radius of 1209.57 feet and a central angle of 1 degrees 52 minutes 23 seconds, an arc distance of 39.54 feet; thence North 81 degrees 48 minutes 08 seconds West, tangent to the last described curve and along said North Right of Way line, 117.06 feet to the POINT OF BEGINNING; LESS AND EXCEPT THAT PART, IF ANY, OF THE ABOVE-DESCRIBED PARCEL OF LAND WITHIN MISSOURI STATE HIGHWAY ROUTE NO. 210.

LEASED PARCEL V:

A tract of land in Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet; thence North 85 degrees 21 minutes 52 seconds East, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City by an instrument filed as Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southerly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southerly Right of Way line and along the Northerly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 315.37 feet to a point on the Northerly line of said Rock Creek Drainage Channel, being also a point on the Southerly line of a tract of land conveyed to Kansas City, Missouri, by Document No. A-77137 in Book 579 at Page 87 and the POINT OF BEGINNING of the strip of land to be herein described; thence North 89 degrees 15 minutes 11 seconds West along the Northerly line of said Channel 145.94 feet; thence North 52 degrees 40 minutes 25 seconds East, 124.52 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 430.87 feet and a central angle of 14 degrees 33 minutes 47 seconds, an arc distance of 109.52 feet; thence North 18 degrees 03 minutes 07 seconds East, 201.66 feet; thence

Exhibit E - 27

North 65 degrees 21 minutes 14 seconds West, 25 feet; thence North 24 degrees 38 minutes 46 seconds East, perpendicular to the last course, 319.73 feet to a point on the Northeasterly line of the tract of land conveyed to said Kansas City, Missouri; thence South 20 degrees 32 minutes 48 seconds East along said Northeasterly line, 422.84 feet to a point; thence South 24 degrees 38 minutes 46 seconds West, 21.74 feet; thence North 65 degrees 21 minutes 14 seconds West, perpendicular to the last described course, 15 feet; thence South 41 degrees 20 minutes 43 seconds West, 104.40 feet; thence Southwesterly along a curve to the right, having an initial tangent bearing of South 24 degrees 38 minutes 46 seconds West, a radius of 625.87 feet and a central angle of 17 degrees 45 minutes 19 seconds, an arc distance of 193.95 feet to a point on the South line of said Kansas City, Missouri tract; thence North 89 degrees 15 minutes 11 seconds West along said South line, 154 feet to the POINT OF BEGINNING.

LEASED PARCEL VI:

A strip of land, being part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet to the POINT OF BEGINNING of the strip of land to be herein described; thence North 78 degrees 04 minutes 35 seconds West along said Southwesterly line, 99 feet; thence North 52 degrees 40 minutes 25 seconds East, 293.88 feet to a point on the Northeasterly Right of Way line of said Rock Creek Drainage Channel Right of Way, being also a point on the South line of a parcel of land conveyed to Kansas City, Missouri, by Document No. A-77137 in Book 579 at Page 87; thence South 89 degrees 15 minutes 11 seconds East along said South line and said Northeasterly Right of Way line, 232.77 feet; thence Southwesterly along a curve to the right, having an initial tangent bearing of South 44 degrees 13 minutes 47 seconds West, a radius of 595.87 feet and a central angle of 8 degrees 26 minutes 38 seconds, an arc distance of 87.82 feet; thence South 52 degrees 40 minutes 26 seconds West, tangent to the last described curve, 260.38 feet to a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way; thence North 78 degrees 04 minutes 35 seconds West along said Southwesterly Right of Way line, 99 feet to the POINT OF BEGINNING.

LEASED PARCEL VII:

A strip of land, being part of the Burlington Northern Railroad Right of Way, situate in Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southeasterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court

Exhibit E - 28

Case No. 19715, Cause No. 6422 in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southeasterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet to a point; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 597.88 feet to a point on the South Right of Way line of said Burlington Northern Railroad and the POINT OF BEGINNING of said strip of land to be herein described; thence North 81 degrees 48 minutes 08 seconds West along said South Right of Way line, 156.40 feet; thence North 24 degrees 38 minutes 46 seconds East, 59.43 feet to a point on the North Right of Way line of said Burlington Northern Railroad Company; thence South 81 degrees 48 minutes 08 seconds East along said North Right of Way line, 273.46 feet; thence generally Easterly along a curve to the left and along said North Right of Way line, tangent to the last described course, having a radius of 1209.57 feet and a central angle of 1 degrees 52 minutes 23 seconds, an arc distance of 39.54 feet; thence South 24 degrees 38 minutes 46 seconds West, 59.90 feet to a point on said South Right of Way line; thence Westerly along a curve to the right and along said South Right of Way line, having an initial tangent bearing of North 82 degrees 49 minutes 25 seconds West, a radius of 1266.57 feet and a central angle of 1 degrees 01 minutes 16 seconds, an arc distance of 22.57 feet; thence North 81 degrees 48 minutes 08 seconds West, tangent to the last described curve, 133.89 feet to the POINT OF BEGINNING.

LEASED PARCEL VIII:

A strip of land, being part of the Norfolk & Western Railway Company Right of Way situate in Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southeasterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet to a point; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 553.04 feet to a point on the South Right of Way line of said Norfolk & Western Railway Company and the POINT OF BEGINNING of the strip of land to be herein described; thence North 81 degrees 48 minutes 08 seconds West along said South Right of Way 156.40 feet; thence North 24 degrees 38 minutes 46 seconds East, 44.83 feet to a point on the North Right of Way line of said Norfolk & Western Railway Company; thence South 81 degrees 48 minutes 08 seconds East along said North Right of Way line, 290.29 feet; thence Easterly along a curve to the left, tangent to the last described course and along said North Right of Way line, having a radius of 1266.57 feet and a central angle of 1 degrees 01 minutes 17 seconds, an arc distance of 22.58 feet; thence South 24 degrees 38 minutes 46 seconds West, 45.01 feet to a point on said South Right of Way line; thence Westerly along a curve to the left, having an initial tangent bearing of North 82 degrees 13 minutes 57 seconds West, a radius of 1309.57 feet and a central angle of 0 degrees 25 minutes 49 seconds, an arc distance of 9.83 feet; thence North 81 degrees 48 minutes 08 seconds West along said South Right of Way line, tangent to the last described curve, 146.58 feet to the POINT OF BEGINNING.

Exhibit E - 29

LEASED PARCEL IX:

All that part of Fractional Section 18, Township 50, Range 32 in North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk & Western Railway Co.; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City by Document No. D-46601 in Book 1257 at Page 930; thence continuing South 0 degrees 33 minutes 52 seconds West along the West line of said North Kansas City tract, a distance of 302.82 feet to the Northeast corner of Tract 1 of a Non-Exclusive Easement for Ingress & Egress granted by the document recorded as Document No. E-37416 in Book 1457 at Page 413 and the POINT OF BEGINNING of the tract of land to be herein described; thence continuing South 0 degrees 33 minutes 52 seconds West along said West line and the East line of said Non-Exclusive Easement, a distance of 210.78 feet to the Southeast corner of said Easement; thence South 86 degrees 25 minutes 36 seconds West along the South line of said Easement, 120.31 feet, more or less, to a point on the West line of a tract of land conveyed to Northtown Devco by deed recorded as Document F-23163 in Book 1649 at Page 889; thence North 0 degrees 33 minutes 53 seconds East along said West line, 147.93 feet to a point on the Northwesterly line of said Non-Exclusive Easement; thence North 59 degrees 45 minutes 51 seconds East along said Northeasterly line, 139.70 feet to a point on the West line of said tract of land conveyed to North Kansas City and the POINT OF BEGINNING.

LEASED PARCEL X:

All that part of the Fractional Section 18, Township 50, Range 32 in North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 14 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk and Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet; thence South 0 degrees 33 minutes 52 seconds West, 346.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City by Document No. D-46601 in Book 1257 at Page 930; thence continuing South 0 degrees 33 minutes 52 seconds West along the West line of said North Kansas City tract, a distance of 302.82 feet to the Northeast corner of Tract 1 of a Non-Exclusive Easement for Ingress & Egress as recorded by Document No. E-37416 in Book 1547 at Page 413; thence continuing South 0 degrees 33 minutes 52 seconds West along said West line and the East line of said Non-Exclusive Easement, a distance of 210.78 feet to the Southeast corner of said Non-Exclusive Easement; thence South 86 degrees 25 minutes 36 seconds West along the South line of said Easement, 120.31 feet to a point on East line of a tract of land conveyed to Burlington Northern Railroad Company by Special Warranty Deed recorded in Book 419 at Page 2 and filed on June 5, 1947 and the POINT OF BEGINNING of the tract of land to be herein described; thence continuing South 86 degrees 25 minutes 36 seconds West along the South line of said Non-Exclusive Easement, a distance of 26.57 feet, more or less to a point on the East line of a tract of land conveyed to North Kansas City by Document No. B-62254 in Book 773 at Page 685; thence North 0 degrees 22 minutes 45 seconds East along said East line, being also the West line of said Non-Exclusive Easement, a distance of 133.78 feet, more or less to the Northwest corner of said Easement; thence North 59 degrees 45 minutes 47 seconds East along the Northwesterly line of said Easement 31.36 feet, more or less to a point on the East line of said Burlington Northern Railroad Company tract; thence South 0 degrees 33 minutes 52 seconds West along said East line, 147.92 feet; more or less to the POINT OF BEGINNING.

Exhibit E - 30

HARRAH’S NEW ORLEANS

Casino Premises:

A CERTAIN PORTION OF GROUND, together with all the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes and advantages thereunto belonging or in anywise appertaining, situated in the First Municipal District of the City of New Orleans bounded by Canal, South Peters, and Poydras Streets, and Convention Center Boulevard shown as Square RS on a survey plat by the office of Gandolfo, Kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3, being more particularly described as follows:

Begin at Point A, being the southeast intersection of South Peters and Canal Streets, measure thence along the east or river side line of South Peters Street South 1 degree 39 minutes 1 second East, a distance of 727.65 feet to the northerly line of Poydras Street and Point B; thence along said line of Poydras Street South 76 degrees 14 minutes 24 seconds East, a distance of 540.52 feet to the westerly or land side line of Convention Center Boulevard and Point C, also being the easterly line of former Delta Street; thence North 2 degrees 24 minutes 29 seconds West, a distance of 455.48 feet to the southerly line of Canal Street and Point K; thence along said line of Canal Street, North 52 degrees 44 minutes 2 seconds West, a distance of 661.98 feet to Point A and the Point of Beginning and containing 7.016 acres.

Together with the existing tunnel portions in the following described subsurface areas:

Canal Street Portion:

THAT PORTION OF CANAL STREET which lies between two horizontal planes, the lower plane lying and being at an elevation of -5 feet Cairo Datum and the upper plane lying and being at an elevation of 30 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 1991, NGS Published Value having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Canal Street right of way, First Municipal District, City of New Orleans, Orleans Parish, Louisiana, the horizontal boundaries of which are more fully described as follows:

Commencing at Point K, being the intersection of the easterly line of former Delta Street and the southerly line of Canal Street, and also being the northeast corner of Square RS, measure thence along the southerly line of Canal Street North 52 degrees 44 minutes 02 seconds West, a distance of 87.04 feet to the Point of Beginning. From the Point of Beginning, measure thence along the southerly line of Canal Street North 52 degrees 44 minutes 02 seconds West, a distance of 129.11 feet to the westerly line of the former I-310 Tunnel; thence along said line along a curve to the right having a radius of 1689.02 feet, a distance of 78.94 feet to the northerly line of said Tunnel; thence along said line South 85 degrees 05 minutes 17 seconds East, a distance of 104 feet to the easterly line of the former I-310 Tunnel; thence along said line along a curve to the left having a radius of 1585.02 feet, a distance of 148.4 feet to the Point of beginning and containing 11,774 square feet, as shown on a survey plat by Gandolfo, Kuhn & Associates, last dated October 20, 1998, Drawing No. T-182-3.

Exhibit E - 31

Poydras Street Portion:

THAT PORTION OF POYDRAS STREET which lies between two horizontal planes, the lower plane lying and being at an elevation of -5 feet Cairo Datum and the upper plane lying and being at an elevation 30 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 1991, NGS Published Value having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Poydras Street right of way, First Municipal District, City of New Orleans, Orleans Parish, Louisiana, the horizontal boundaries of which are more fully described as follows:

Commencing at Point B, being the intersection of the northerly line of Poydras Street and the easterly line of S. Peters Street, and also being the southwest corner of Square RS, measure thence along the northerly line of Poydras Street South 76 degrees 14 minutes 24 seconds East, a distance of 361.51 feet to the Point of Beginning.

From the Point of Beginning, measure thence along the northerly line of Poydras Street, South 76 degrees 14 minutes 24 seconds East, a distance of 108.29 feet to the easterly line of the former I-310 Tunnel; thence along said line South 2 degrees 24 minutes 52 seconds East, a distance of 31.08 feet to the southerly line of said Tunnel; thence along said line South 87 degrees 35 minutes 08 seconds West, a distance of 104 feet to the westerly line of the former I-310 Tunnel; thence along said line North 2 degrees 24 minutes 52 seconds West, a distance of 61.24 feet to the Point of Beginning and containing 4,801 square feet, shown on a survey plat by Gandolfo, Kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3.

Lafayette Subsurface Area:

THAT PORTION OF LAFAYETTE STREET which lies between two horizontal planes, the lower plane lying and being at an elevation of -205 feet Cairo Datum (approximate bottom of pile tip) and the upper plane lying and being at an elevation of 30 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 1991, NGS Published Value, having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Lafayette Street right of way, First Municipal District, City of New Orleans, Orleans Parish, Louisiana, the horizontal boundaries of which are more fully described as follows:

Begin at the southwest corner of Square 4 being the northeast intersection of Lafayette and Fulton Streets, thence along the lower line of Lafayette Street South 75 degrees 59 minutes 17 seconds East, a distance of 117 feet 9 inches 5 eighths to a point on the westerly line of Convention Center Boulevard (former South Front Street) which lies 2 inches 1 eighth from the southeast corner of Square 4; thence along the westerly line of Convention Center Boulevard, South 2 degrees 19 minutes 52 seconds East, a distance of 46 feet 10 inches 6 eighths to the upper line of Lafayette Street and Northeast corner of Square 5; thence along the upper line of Lafayette Street North 75 degrees 59 minutes 17 seconds West, a distance of 118 feet 1 inch 1 eighth to the easterly line of Fulton Street; thence along the easterly line of Fulton Street North 2 degrees 0 minutes 19 seconds West, a distance of 46 feet 9 inches 7 eighths to the Point of Beginning, and containing 5,308 square feet all in accord with a survey plat by Gandolfo, Kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3.

Poydras Street Support Facility Premises:

Square 4, Lot 1:

A CERTAIN PARCEL OF LAND, together with all the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes and advantages thereunto belong or in anywise appertaining, situated in the First District of the City of New Orleans, in Square 4, Orleans Parish, Louisiana, bounded by Convention Center Boulevard (formerly South Front Street), Lafayette, Fulton and Poydras Streets, which said parcel is designated as Lot 1 and is the only lot of and comprises the whole of said Square 4, on plan of resubdivision of Stephen L. Gremillion of Engineering Technology, Inc., dated June 28, 1982, approved by the City Planning Commission under Subdivision Docket No. 96/82, registered as a Declaration of Title

Exhibit E - 32

Change under Entry No. 466470 in Conveyance Office Book 781, folio 237, records of Orleans Parish, and according to a survey by John J. Avery, Jr., L.S., dated August 24,1990, and according to survey plat by Gandolfo, Kuhn & Associates, Drawing No. T-182-3, dated October 20, 1998, said Lot 1 is described as follows:

Beginning at the intersection of the upper line of Poydras Street with the westerly line of Convention Center Boulevard; thence along said line of Convention Center Boulevard, South 2 degrees, 23 minutes, 18 seconds East, 371 feet, 1 inch, 0 1/2 eighths to the lower line of Lafayette Street; thence along said line North 75 degrees, 59 minutes, 17 seconds West, 117 feet, 7 inches, 4 eighths to the East line of Fulton Street; thence along said line, North 2 degrees, 0 minutes, 19 seconds West, 369 feet, 10 inches, 1 eighth to the upper line of Poydras Street; thence along said line, South 76 degrees, 14 minutes, 24 seconds East, 114 feet, 10 inches, 6 eighths to the westerly line of Convention Center Boulevard and the Point of Beginning and containing 41,385 square feet.

Square 5, Lot G:

A CERTAIN LOT OF GROUND, together with all the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes and advantages thereunto belong or in anywise appertaining, situated in the First Municipal District, City of New Orleans, in Square 5, Orleans Parish, Louisiana, bounded by Convention Center Boulevard, Girod, Fulton, and Lafayette Streets, designated as Lot G on a survey plat by the office of Gandolfo, Kuhn and Associates dated October 20, 1998, Drawing No. T-182-3 and is more particularly described as follows:

Beginning at the southeast corner of Square 5 being the intersection of westerly line of Convention Center Blvd. with the northerly line of Girod St.; thence along the northerly line of Girod St. North 76 degrees, 00 minutes, 54 seconds West, 120 feet 2 inches 6 eighths to the easterly line of Fulton St.; thence along said easterly line; North 02 degrees 00 minutes 19 seconds West 363 feet 6 inches 2 eights to the southerly line of Lafayette Street; thence along said southerly line South 75 degrees 59 minutes 17 seconds East, 118 feet, 1 inch, 1 eighth to the westerly line of Convention Center Blvd.; thence along said line, South 02 degrees 19 minutes 52 seconds East, 364 feet, 0 inches, 6 eighths to the northerly line of Girod St. and the point of beginning and containing 41,630 square feet.

Poydras Tunnel Area:

THAT PORTION OF POYDRAS STREET which lies between two horizontal planes, the lower plane lying and being at an elevation of -205 feet Cairo Datum (approximate bottom of pile tip), and the upper plane lying and being at an elevation of 30 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 1991, NGS Published Value, having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Poydras Street right of way, First Municipal District, City of New Orleans, Orleans Parish, Louisiana, the horizontal boundaries of which are more fully described as follows:

Beginning at the northeast corner of Square 4, being the intersection of the west line of Convention Center Boulevard with the south line of Poydras Street, 134 feet wide; thence go along the North line of Square 4, North 76 degrees 14 minutes 24 seconds West, 114 feet 10 inches 6 eighths to the Northwest corner of Square 4, and the East line of Fulton Street; thence along the projection of said line, North 2 degrees 0 minutes 19 seconds West, 139 feet 4 inches 1 eighth to the North line of Poydras Street; thence along said line South 76 degrees 14 minutes 24 seconds East, 180 feet to a point; thence go South 25 degrees 14 minutes 37 seconds West, 136 feet 10 inches 1 eighth to the point of beginning and containing 19,772 square feet, all as shown on a survey plat by Gandolfo, Kuhn & Associates, dated on October 20, 1998; Drawing No. T-182-3.

Exhibit E - 33

Encroachment Areas:

A. Those sidewalks and rights of ways adjacent to and portions of Poydras Street, Convention Center Boulevard, Lafayette Street, and Fulton Street located within ten (10) feet from the lot lines of Square 4, First Municipal District, City of New Orleans, Orleans Parish, Louisiana upon which foundations, canopies, roof overhangs, columns, decorative paving, fountains, landscaping, streetscaping, lighting, directional signage, underground utilities and other encroachments are or will be constructed in connection with the improvements located or to be located upon said Square 4. Reference is made to a survey plat by Gandolfo, Kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3.

B. Those sidewalks and rights of ways adjacent to and portions of Lafayette Street, Fulton Street, Convention Center Boulevard and Girod Street located within ten (10) feet from the lot lines of Square 5, First Municipal District, City of New Orleans, Orleans Parish, Louisiana upon which foundations, canopies, roof overhangs, columns, decorative paving, fountains, landscaping, streetscaping, lighting, directional signage, underground utilities and other encroachments are or will be constructed in connection with the improvements located or to be located upon said Square 5. Reference is made to a survey plat by Gandolfo, Kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3.

C. Those sidewalks and right of ways adjacent to and portions of Poydras Street, Convention Center Boulevard, South Peters Street, and Canal Street located within fifteen (15) feet from the lot lines of Square RS, First Municipal District, City of New Orleans, Orleans Parish, Louisiana, upon which foundations, canopies, roof overhangs, columns, decorative paving, fountains, landscaping, streetscaping, lighting, directional signage, underground utilities and other encroachments are or will be constructed with the Improvements located or to be located upon said Square RS. Reference is made to a survey plat by Gandolfo, Kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3.

Exhibit E - 34

EXHIBIT F

LEGAL DESCRIPTION OF LAS VEGAS LAND ASSEMBLAGE

CEOC

PARCEL 17: (APN 162-16-410-033)

Lots 79 and 80 in Block 4 of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

PARCEL 18: (APN 162-16-410-036)

Lots 84 and 85 in Block 4 of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

Excepting therefrom that portion thereof conveyed to the County of Clark by that Grant Deed recorded November 19, 1958, in Book 178 as Document No. 145336, of Official Records.

PARCEL 19: (APN 162-16-410-037)

Lots 86 and 87 in Block 4 of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

Excepting therefrom that portion thereof conveyed to the County of Clark by that Grant Deed recorded November 19, 1958, in Book 178 as Document No. 145336, of Official Records.

PARCEL 20: (APN 162-16-410-038)

Lots 88 and 89 in Block 4 of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

Excepting therefrom that portion thereof conveyed to the County of Clark by that Grant Deed recorded November 19, 1958, in Book 178 as Document No. 145336, of Official Records.

HOLE IN THE WALL

PARCEL 11: (APN 162-16-410-050)

That portion of the North Half (N 1⁄2) of Section 21, Township 21 South, Range 61 East, M.D.M., more particularly described as follows:

Lot Three (3) as shown on file in File 62 of Parcel Maps, Page 64 in the office of the County Recorder, Clark County, Nevada.

AND (APN 162-21-110-001)

Lots One (1) and Two (2) in Block One (1) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the office of the County Recorder, Clark County, Nevada.

Exhibit F - 1

Excepting therefrom that portion as conveyed to Clark County by Deed recorded June 8, 1983, in Book 1747 as Document No. 1706535, of Official Records.

Further Excepting therefrom that portion as conveyed to Clark County by Deed recorded February 24, 1994, in Book 940224 as Document No. 00525, of Official Records.

Further Excepting therefrom that portion as relinquished to Clark County by that certain Resolution of Relinquishment of a portion of State Highway Right of Way recorded December 3, 2002, in Book 20021203 as Document No. 01508, of Official Records.

190 FLAMINGO

PARCEL 12: (APN 162-16-410-059)

PARCEL 12-1:

The South 160 feet measured along the West line of Lot 113 in Block 5 of FLAMINGO ESTATES SUBDIVISION, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

PARCEL 12-2:

The East 35 feet of the South 160 feet, measured along the East line of Lot 112 in Block 5 FLAMINGO ESTATES SUBDIVISION, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

EXCEPTING from Parcels 1 and 2, that portion of land lying Southerly of the left or Northerly right-of-way line of SR-592 (Flamingo Road) and Easterly of the Westerly right-of-way line of Koval Lane; Said Northerly right-of-way line of SR-592 (Flamingo Road) and said Westerly right-of-way line of Koval Lane being more fully described as follows, to wit;

BEGINNING at the intersection of the left or Northerly right-of-way line of SR-592 (Flamingo Road) with the Westerly boundary line of the East 35 feet of the South 160 feet, measured along the East line of Lot 112 in Block 5 of FLAMING ESTATE SUBDIVISION, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada, 61.64 feet left of and at right angles to Highway Engineer’s Station “GCW” 75+76.36 P.O.T.; Said Point of Beginning further described as bearing South 55°32’42” West, a distance of 235.20 feet from the North Quarter Corner of Section 21, Township 21 South, Range 61 East, M.D.M.; Thence from a tangent which bears North 89°59’03” East, curving to the right along said Northerly right-of way line, with a radius of 4,306 feet, through an angle of 1°06’38”, an arc distance of 83.46 feet to a point of reverse curvature; Thence from a tangent which bears South 88°54’19” East, curving to the left along said Northerly right-of-way line, with a radius of 54 feet, through an angle of 89°41’20”, an arc distance of 84.53 feet to a point, the last 7.76 feet being along the Westerly line of Koval Lane; Thence North 1°24’21” East, along said Westerly right of way line of Koval Lane, a distance of 74.85 feet to a point; Thence from a tangent which bears the last described course, curving to the right along said Westerly right-of-way line, with a radius of 106 feet, through an angle of 4°14’19”, an arc distance of 7.84 feet to an intersection with the North line of said Section 21, the Point of Ending 200.00 feet left of and at right angles to the centerline of SR-592 (Flamingo Road) at Highway Engineer’s Station “GCW” 77+13.39 P.O.T.; Said Point of Ending further described as bearing North 88°25’16” West, a distance of 53.17 feet from the North Quarter Corner of said Section 21.

Exhibit F - 2

(Deed Reference 20060602-0004546)

(APN 162-16-410-035)

Lot 83 in Block Four (4) of FLAMINGO ESTATES, as shown by map thereof on file in Book 5 of Plats, Page 22 in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH that certain vacated walkway 10 feet wide adjoining said Land on the West boundary, as vacated by that certain Order of Vacation recorded June 21, 1962 in Book 368 as Document No. 297340, Official Records.

Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

AND (APN 162-16-410-034)

Lots 81 and 82 in Block Four (4) of FLAMINGO ESTATES, as shown by map thereof on file in Book 5 of Plats, Page 22 in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH the Westerly portion of the 20 foot walkway 10 feet wide lying Easterly of Lot 82, as vacated by that certain Order of Vacation recorded June 21, 1962 in Book 368 as Document No. 297340, Official Records.

Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

PARCEL 13: (APN 162-21-102-006)

That portion of the Northwest Quarter (NW 1/4) of Section 21, Township 21 South, Range 61 East, M.D.B.&M., Clark County, Nevada, being more particularly described as follows:

COMMENCING at the Northeast corner of the Northwest Quarter (NW 1/4) of said Section 21 as delineated on that certain recorded Parcel Map performed by Ralph L. Kraemer at the instance of Richard Tam, et al, dated December 3, 1973 as Document No. 343769 in File 1 of Parcel Maps, Page 35 of Official Records, Clark County, Nevada;

THENCE South 0°20’17” East along the East line of the Northwest Quarter NW (1/4) of said Section 21 a distance of 250.20 feet to a point; THENCE North 88°01’45” West a distance of 40.03 feet to a point being the intersection of the South right of way line of Flamingo Road (Proposed 100.00 feet wide) and the West right of way line of Koval Lane (Present alignment 80.00 feet wide);

THENCE South 0°20;17: East along the West right of way line of said Koval Lane a distance of 710.58 feet to a point being the Northeast corner of Lot 2 as delineated on the aforementioned Ralph L. Kraemer Parcel Map; said point also being the TRUE POINT OF BEGINNING; THENCE continuing South 0°20’17” East a distance of 450.00 feet to a point;

Exhibit F - 3

THENCE North 88°01’45” West a distance of 453.25 feet to a point in the West line of said Lot 2; THENCE North 0°09’35” West along said West line a distance of 449.95 feet to a point being the Northwest corner of said Lot 2; THENCE South 88°01’45” East along the North line thereof a distance of 451.85 feet to the TRUE POINT OF BEGINNING.

(Deed reference 20041221-03152).

KOVAL INVESTMENT

PARCEL 14: (APN 162-21-202-006)

THAT PORTION OF THE SOUTHEAST QUARTER (SE 1⁄4) OF THE NORTHWEST QUARTER (NW 1⁄4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., DESCRIBED AS FOLLOWS:

LOT TWO (2) AS SHOWN BY MAP THEREOF IN FILE 1 OF PARCEL MAPS, PAGE 35, RECORDED DECEMBER 3, 1973 IN BOOK 384 AS DOCUMENT NO. 343769 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

ALSO EXCEPTING THEREFROM THAT CERTAIN SPANDREL AREA DEDICATED BY INSTRUMENT NO. 343769, RECORDED DECEMBER 3, 1973, AS FILE 1 OF PARCEL MAPS, PAGE 35, IN OFFICIAL RECORDS BOOK NO. 384 OF CLARK COUNTY, NEVADA RECORDS, SAID SPANDREL AREA BEING BOUNDED AS FOLLOWS:

ON THE SOUTH BY THE NORTH LINE OF THE SOUTH 40 FEET OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21;

ON THE EAST BY THE WEST LINE OF THE EAST 40 FEET OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21; AND

ON THE NORTHWEST BY THE ARC OF A CURVE HAVING A RADIUS OF 20.00 FEET, CONCAVE NORTHWESTERLY, BEING TANGENT TO THE NORTH LINE OF SAID SOUTH 40 FEET AND TO THE WEST LINE OF SAID EAST 40 FEET.

FURTHER EXCEPTING THEREFROM THAT PORTION OF THE NORTHWEST QUARTER (NW 1⁄4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., CLARK COUNTY, NEVADA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST (NE) CORNER OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21 AS DELINEATED ON THAT CERTAIN RECORDED PARCEL MAP PERFORMED BY RALPH L. KRAEMER AT THE INSTANCE OF RICHARD TAM, ET AL, DATED DECEMBER 3, 1973 AS DOCUMENT NO. 343769 IN FILE 1 OF PARCEL MAPS, PAGE 35, OFFICIAL RECORDS, CLARK COUNTY, NEVADA;

Exhibit F - 4

THENCE SOUTH 0°20’17” EAST ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21 A DISTANCE OF 250.20 FEET TO A POINT;

THENCE NORTH 88°01’45” WEST A DISTANCE OF 40.03 FEET TO A POINT BEING THE INTERSECTION OF THE SOUTH RIGHT OF WAY LINE OF FLAMINGO ROAD (PURPOSED 100.00 FEET WIDE) AND THE WEST RIGHT OF WAY LINE OF KOVAL LANE (PRESENT ALIGNMENT 80.00 FEET WIDE);

THENCE SOUTH 0°20’17” EAST ALONG THE WEST RIGHT OF WAY LINE OF SAID KOVAL LANE A DISTANCE OF 710.58 FEET TO A POINT BEING THE NORTHEAST CORNER (NE COR.) OF LOT TWO (2) AS DELINEATED ON THE AFOREMENTIONED RALPH L. KRAEMER PARCEL MAP;

SAID POINT ALSO BEING THE TRUE POINT OF BEGINNING;

THENCE CONTINUING SOUTH 0°20’17” EAST A DISTANCE OF 450.00 FEET TO A POINT;

THENCE NORTH 88°01’45” WEST A DISTANCE OF 453.25 FEET TO A POINT IN THE WEST LINE OF SAID LOT TWO (2);

THENCE NORTH 0°09’35” WEST ALONG SAID WEST LINE A DISTANCE OF 449.95 FEET TO A POINT BEING THE NORTHWEST CORNER (NW COR.) OF SAID LOT TWO (2);

THENCE SOUTH 88°01’45” EAST ALONG THE NORTH LINE THEREOF A DISTANCE OF 451.85 FEET TO THE TRUE POINT OF BEGINNING.

AND FURTHER EXCEPTING THEREFROM:

THAT PORTION OF THE EAST HALF (E 1⁄2) OF THE NORTHWEST QUARTER (NW 1⁄4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., IN THE COUNTY OF CLARK, STATE OF NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21, SAID SOUTHEAST CORNER BEING THE TRUE POINT OF BEGINNING;

THENCE NORTH 00°20’17” WEST ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21 A DISTANCE OF 708.19 FEET TO A POINT IN THE EASTERLY PROLONGATION OF THE NORTH LINE OF THE SOUTH 7.00 ACRES OF THAT CERTAIN PARCEL OF LAND SHOWN AS PARCEL TWO (2) (AFTER DEDICATION OF THE SPANDREL AREA) ON THAT CERTAIN PARCEL MAP ON FILE IN FILE 1 OF PARCEL MAPS AT PAGE 35, IN THE OFFICIAL RECORDS BOOK NO. 384, CLARK COUNTY, NEVADA RECORDS;

THENCE NORTH 89°50’36” WEST ALONG SAID EASTERLY PROLONGATION AND SAID NORTH LINE, BEING PARALLEL WITH THE SOUTH LINE OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21, A DISTANCE OF 494.29 FEET TO A POINT IN THE WEST LINE OF SAID PARCEL TWO (2);

Exhibit F - 5

THENCE SOUTH 00°09’35” EAST ALONG THE WEST LINE OF SAID PARCEL TWO (2) AND ITS SOUTHERLY PROLONGATION A DISTANCE OF 708.18 FEET TO THE SOUTH LINE OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21;

THENCE SOUTH 89°50’36” EAST ALONG SAID SOUTH LINE A DISTANCE OF 496.49 FEET TO THE TRUE POINT OF BEGINNING.

AND FURTHER EXCEPTING THEREFROM THAT PORTION OF THE NORTHWEST QUARTER (NW 1⁄4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., ACCORDING TO THE OFFICIAL PLAT OF SAID LAND, ON FILE IN THE OFFICE OF THE BUREAU OF LAND MANAGEMENT, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST (NE) CORNER OF PARCEL NO. TWO (2) OF THAT CERTAIN PARCEL MAP ON FILE IN FILE 1 OF PARCEL MAPS, PAGE 35, OFFICIAL RECORDS, CLARK COUNTY RECORDER’S OFFICE;

THENCE SOUTH 0°20’17” EAST ON THE EAST LINE OF SAID PARCEL NO. TWO (2) A DISTANCE OF 450 FEET TO THE TRUE POINT OF BEGINNING AND BEING THE SOUTHEAST (SE) CORNER OF THE LAND LEASED TO MINI-PRICE MOTOR INN JOINT VENTURE-LAS VEGAS II, A JOINT VENTURE, BY LEASE RECORDED DECEMBER 15, 1977 AS DOCUMENT NO. 782567 OF OFFICIAL RECORDS;

THENCE CONTINUING SOUTH 0°20’17” EAST ON THE EAST LINE OF SAID PARCEL NO. TWO (2) A DISTANCE OF 425 FEET;

THENCE NORTH 88°01’45” WEST A DISTANCE OF 160 FEET;

THENCE NORTH 0°20’17” WEST A DISTANCE OF 425 FEET TO A POINT IN THE SOUTH LINE OF THE LAND LEASED TO MINI-PRICE MOTOR INN JOINT VENTURE-LAS VEGAS II, A JOINT VENTURE, REFERRED TO ABOVE;

THENCE SOUTH 88°01’45” EAST ON SAID SOUTH LINE A DISTANCE OF 160 FEET TO THE TRUE POINT OF BEGINNING.

(Deed reference 20060802-05266).

PARCEL 15: (APN 162-21-202-003)

THAT PORTION OF THE NORTHWEST QUARTER (NW 1⁄4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., ACCORDING TO THE OFFICIAL PLAT OF SAID LAND, ON FILE IN THE OFFICE OF THE BUREAU OF LAND MANAGEMENT, DESCRIBED AS FOLLOWS:

Exhibit F - 6

BEGINNING AT THE NORTHEAST (NE) CORNER OF PARCEL NO. TWO (2) OF THAT CERTAIN PARCEL MAP ON FILE IN FILE 1 OF PARCEL MAPS, PAGE 35, OFFICIAL RECORDS, CLARK COUNTY RECORDER’S OFFICE;

THENCE SOUTH 0°20’17” EAST ON THE EAST LINE OF SAID PARCEL NO. TWO (2) A DISTANCE OF 450 FEET TO THE TRUE POINT OF BEGINNING AND BEING THE SOUTHEAST (SE) CORNER OF SAID LAND LEASED TO MINI-PRICE MOTOR INN JOINT VENTURE-LAS VEGAS II, A JOINT VENTURE, BY LEASE RECORDED DECEMBER 15, 1977 AS DOCUMENT NO. 782567 OF OFFICIAL RECORDS;

THENCE CONTINUING SOUTH 0°20’17” EAST ON THE EAST LINE OF SAID PARCEL NO. TWO (2) A DISTANCE OF 425 FEET;

THENCE NORTH 88°01’45” WEST A DISTANCE OF 160 FEET;

THENCE NORTH 0°20’17” WEST A DISTANCE OF 425 FEET TO A POINT IN THE SOUTH LINE OF THE LAND LEASED TO MINI-PRICE MOTOR INN JOINT VENTURE-LAS VEGAS II, A JOINT VENTURE, REFERRED TO ABOVE;

THENCE SOUTH 88°01’45” EAST ON SAID SOUTH LINE A DISTANCE OF 160 FEET TO THE TRUE POINT OF BEGINNING.

(Deed reference 20060802-05266).

PARCEL 16: (APN 162-21-202-007)

THAT PORTION OF THE EAST HALF (E 1⁄2) OF THE NORTHWEST QUARTER (NW 1⁄4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., IN THE COUNTY OF CLARK, STATE OF NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21, SAID SOUTHEAST CORNER BEING THE TRUE POINT OF BEGINNING;

THENCE NORTH 00°20’17” WEST ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21 A DISTANCE OF 708.19 FEET TO A POINT IN THE EASTERLY PROLONGATION OF THE NORTH LINE OF THE SOUTH 7.00 ACRES OF THAT CERTAIN PARCEL OF LAND SHOWN AS PARCEL TWO (2) (AFTER DEDICATION OF THE SPANDREL AREA) ON THAT CERTAIN PARCEL MAP ON FILE IN FILE 1 OF PARCEL MAPS AT PAGE 35, IN THE OFFICIAL RECORDS BOOK NO. 384, CLARK COUNTY, NEVADA RECORDS;

THENCE NORTH 89°50’36” WEST ALONG SAID EASTERLY PROLONGATION AND SAID NORTH LINE, BEING PARALLEL WITH THE SOUTH LINE OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21, A DISTANCE OF 494.29 FEET TO A POINT IN THE WEST LINE OF SAID PARCEL TWO (2);

Exhibit F - 7

THENCE SOUTH 00°09’35” EAST ALONG THE WEST LINE OF SAID PARCEL TWO (2) AND ITS SOUTHERLY PROLONGATION A DISTANCE OF 708.18 FEET TO THE SOUTH LINE OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21;

THENCE SOUTH 89°50’36” EAST ALONG SAID SOUTH LINE A DISTANCE OF 496.49 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPT THE EAST 40 FEET AND THE SOUTH 40 FEET THEREOF CONVEYED TO THE COUNTY OF CLARK FOR ROAD PURPOSES.

ALSO EXCEPT THEREFROM THAT CERTAIN SPANDREL AREA DEDICATED BY INSTRUMENT NO. 343769 RECORDED DECEMBER 3, 1973 AS FILE 1 OF PARCEL MAPS, PAGE 35 IN OFFICIAL RECORDS BOOK NO. 384 OF CLARK COUNTY, NEVADA RECORDS, SAID SPANDREL AREA BEING BOUNDED AS FOLLOWS:

ON THE SOUTH BY THE NORTH LINE OF THE SOUTH 40 FEET OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21;

ON THE EAST BY THE WEST LINE OF THE EAST 40 FEET OF THE NORTHWEST QUARTER (NW 1⁄4) OF SAID SECTION 21; AND

ON THE NORTHWEST BY THE ARC OF A CURVE HAVING A RADIUS OF 20.00 FEET, CONCAVE NORTHWESTERLY, BEING TANGENT TO THE NORTH LINE OF SAID SOUTH 40 FEET AND TO THE WEST LINE OF SAID EAST 40 FEET.

(Deed reference 20060802-05266).

TRB FLAMINGO LLC

PARCEL 8: (APN 162-16-410-042, 046, 047 and 090)

Lots 94, 95, 100, 101, 102 and 103 in Block Five (5) and Lots 75 and 76 in Block Four (4) of Flamingo Estates, as shown by map there on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada

Together with those portions of Albert Avenue and Audrie Street as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

Together with those portions Audrie Street and the alley as vacated by that certain Order of Vacation, recorded February 14, 2012, in Book 20120214 as Document No. 01112, and Re-recorded February 16, 2012, in Book 20120216 as Document No. 01146 and Re-recorded March 23, 2012, in Book 20120323 as Document No. 01850, of Official Records.

AND (APN 162-16-410-048)

Lot 105 in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.

Exhibit F - 8

Excepting therefrom the South 10 feet as conveyed to Clark County, Nevada by deed recorded January 21, 1977 in Book 699 as Document No. 658664, of Official Records, Clark County, Nevada.

And further excepting therefrom that portion of said parcel as conveyed to the State of Nevada by document recorded October 10, 1995 in Book 951010 as Document No. 00032, of Official Records, Clark County, Nevada.

Together with the following described parcel:

Lot 104 in Block Five (5) of Flamingo Estates as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.

Excepting therefrom that portion as conveyed to Clark County by Deed recorded December 31, 1973, in Book 391 as Document No. 350018, of Official Records, further described as follows:

The South Ten feet (10.00’) of Lot One Hundred Four (104) in Block Five (5) of Flamingo Estates as shown by map on file in Book 5, of Plats, Page 22 in the Office of the County Recorder of Clark County, Nevada; together with that certain spandrel or radius in the Southwest corner of said Lot One Hundred Four (104); Bounded on the Northeasterly side by a curve concave to the Northeast having a radius of 22.00 feet that is tangent at its Easterly extremity to a line parallel with and distant North 10.00 feet from the South line of said Lot One Hundred Four (104) and tangent at its Northerly extremity to the West line of said Lot One Hundred Four (104); bounded on the South side by the North line of the South 10.00 feet of said Lot One Hundred Four (104) and bounded on the West side by the West line of said Lot One Hundred Four (104). Excepting that portion previously conveyed by Flamingo estates above mentioned.

Also excepting therefrom that portion of said parcels as conveyed to the State of Nevada by documents October 10, 1995 in Book 951010 as Document No. 00032, of Official Records, Clark County, Nevada.

Together with that portion of Audrie Street as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

Also together with the following described parcel:

Lot One Hundred Six (106) in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.

Excepting therefrom the Easterly 14 feet.

Further excepting therefrom the Westerly 20 feet of the Easterly 34 feet, not including the Southerly 135.50 feet.

Further excepting therefrom the South 10 feet of said Lot One Hundred Six (106), excepting the East 14 feet thereof, as conveyed to Clark County, Nevada by deed recorded January 21, 1977 in Book 699 as Document No. 658664, of Official Records, Clark County, Nevada.

Exhibit F - 9

Also excepting therefrom that portion of said parcel as conveyed to the State of Nevada by document recorded October 10, 1995 in Book 951010 as Document No. 00032, of Official Records, Clark County, Nevada.

AND (APN 162-16-410-043)

Lot 96 in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.

Together with that portion of the vacated alley lying adjacent to said lots as vacated by that certain Order of Vacation recorded June 21, 1962 in Book 368 as Document No. 297340, of Official Records, Clark County, Nevada, further described as follows:

A portion of the Southeast Quarter (SE 1⁄4) of the Southwest Quarter (SW 1⁄4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, being more particularly described as follows:

Commencing at the centerline intersection of Audrie Street and Albert Avenue; thence South 88°23’26” East along the centerline of said Albert Street, 661.56 feet; thence South 01°36’34” West, departing said centerline, 30.00 feet to a point of the Southerly right-of-way line of Albert Avenue, said point also being the Point of Beginning; thence continuing South 01°36’34” West, 145.00 feet; thence North 88°23’26” West, 170.00 feet; thence North 01°36’34” East, 145.00 feet; thence South 88°23’26” East, 170.00 feet to the Point of Beginning.

Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

AND (APN 162-16-410-044)

Lot 97 in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.

Together with that portion of the vacated alley lying adjacent to said lots as vacated by that certain Order of Vacation recorded June 21, 1962 in Book 368 as Document No. 297340, of Official Records, Clark County, Nevada.

Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

AND (APN 162-16-410-045)

Lots 98 and 99 in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22 in the Office of the County Recorder of Clark County, Nevada, said land being further described as follows:

A portion of the Southeast Quarter (SE 1⁄4) of the Southwest Quarter (SW 1⁄4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, described as follows:

Exhibit F - 10

Commencing at the centerline intersection of Audrie Street and Albert Avenue; Thence South 88°23’26” East along the centerline of said Albert Street, 491.56 feet; Thence South 01°36’34” West, departing said centerline, 30.00 feet to a point on the Southerly right-of-way line of Albert Avenue, said point also being the Point of Beginning; Thence continuing South 01°36’34” West, 145.00 feet; Thence North 88°23’26” West, 150.00 feet; Thence North 01°36’34” East, 145.00 feet; Thence South 88°23’26” East, 150.00 feet to the Point of Beginning.

Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

AND (APN 162-16-410-091)

Lots 77 and 78 in Block Four (4) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada, further described as follows:

A portion of the Southeast Quarter (SE 1⁄4) of the Southwest Quarter (SW 1⁄4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, being more particularly described as follows:

Commencing at the centerline intersection of Audrie Street and Albert Avenue; thence South 88°23’26” East along the centerline of said Albert Street, 146.56 feet; thence North 01°36’34” East, departing said centerline, 30.00 feet to a point on the Northerly right-of-way line of Albert Avenue, said point also being the Point of Beginning. Thence South 88°23’26” East along said right-of-way line 140.00 feet; thence North 01°36’34” East, departing said right-of-way, 145.00 feet; thence North 88°23’26” West, 140.00 feet; thence South 01°36’34” West, 145.00 feet to the Point of Beginning.

Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

Together with that portion of the alley as vacated by that certain Order of Vacation, recorded February 14, 2012, in Book 20120214 as Document No. 01112, and Re-recorded February 16, 2012, in Book 20120216 as Document No. 01146 and Re-recorded March 23, 2012, in Book 20120323 as Document No. 01850, of Official Records.

Exhibit F - 11

EXHIBIT G

FORM OF REIT COMPLIANCE CERTIFICATE

REIT COMPLIANCE CERTIFICATE

Date: _______________, 20__

This REIT Compliance Certificate (this “Certificate”) is given by Tenant (as defined in that certain Regional Lease (the “Lease”) dated as of [__________, 2017], by and among the entities listed on Schedule A attached thereto (collectively, and together with their respective successors and assigns, “Landlord”), and Caesars Entertainment Operating Company, Inc., a Delaware corporation, and the entities listed on Schedule B attached thereto (collectively, and together with their respective successors and assigns, “Tenant”), pursuant to Article XL of the Lease. Capitalized terms used herein without definition shall have the meanings set forth in the Lease.

By executing this Certificate, Tenant hereby certifies to Landlord that Tenant has reviewed its transactions during the Fiscal Quarter ending [_________] and for such Fiscal Quarter Tenant is in compliance with the provisions of Article XL of the Lease. Without limiting the generality of the foregoing, Tenant hereby certifies that for such Fiscal Quarter, Tenant has not, without Landlord’s advance written consent:

(i)

sublet, assigned or entered into a management arrangement for the Leased Property on any basis such that the rental or other amounts to be paid by the subtenant, assignee or manager thereunder would be based, in whole or in part, on either (x) the income or profits derived by the business activities of the subtenant, assignee or manager or (y) any other formula such that any portion of any amount received by Landlord could reasonably be expected to cause any portion of the amounts to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto;

(ii)	furnished or rendered any services to the subtenant, assignee or manager or managed or operated the Leased Property so subleased, assigned or managed;

(iii)

sublet or assigned to, or entered into a management arrangement for the Leased Property with any Person (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code, or any similar or successor provision thereto) of Landlord REIT) in which Landlord or PropCo owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Code, or any similar or successor provision thereto); or

(iv)

sublet, assigned or entered into a management arrangement for the Leased Property in any other manner which could reasonably be expected to cause any portion of the amounts received by Landlord pursuant to the Lease or any Sublease to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto, or which could reasonably be expected to cause any other income of Landlord to fail to qualify as income described in Section 856(c)(2) of the Code, or any similar or successor provision thereto.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Exhibit G - 1

IN WITNESS WHEREOF, this Certificate has been executed by Tenant on _____ day of _______________, 20__.

[______]

Name:
Title:

Exhibit G - 2

EXHIBIT H

PROPERTY-SPECIFIC IP

Mark	Jurisdiction	Brand	Specific/ Enterprise	Property	App. No.	App. Date	Reg. No.	Reg. Date	Status
Noodle Village (logo)	New Jersey	Bally’s	Specific	Bally’s Atlantic City	22733	3/30/2007	22733	3/30/2007	Registered

Studio	New Jersey	Bally’s	Specific	Bally’s Atlantic City	15289	7/14/1998	15289	7/14/1998	Registered

Gold Tooth Gerties	New Jersey	Bally’s	Specific	Bally’s Atlantic City	NA	12/5/2000	20,499	12/5/2000	Registered

Mountain Bar (and Logo)	New Jersey	Bally’s	Specific	Bally’s Atlantic City	NA	8/11/1997	14,809	8/11/1997	Registered

Buck Wild Arcade	United States of America	Bally’s	Specific	Bally’s Atlantic City	87/663083	10/27/2017	5504950	6/26/2018	Registered

Boardwalk Cupcakes (logo)	United States of America	Bally’s	Specific	Bally’s Atlantic City	86/422551	10/13/2014	4780684	7/28/2015	Registered

Coyote Kate’s Slot Parlor	United States of America	Bally’s	Specific	Bally’s Atlantic City	76/067657	6/9/2000	2523523	12/25/2001	Registered

Wild, Wild West Casino	United States of America	Bally’s	Specific	Bally’s Atlantic City	75/106946	5/13/1996	2837537	5/4/2004	Registered

Exhibit H - 1

Mark	Jurisdiction	Brand	Specific/ Enterprise	Property	App. No.	App. Date	Reg. No.	Reg. Date	Status
$10,000 Pyramid	New Jersey	Bally’s	Specific	Bally’s Atlantic City	NA	2/26/1992	10,296	2/26/1992	Registered

2100 Bar & Lounge	United States of America	Caesars	Specific	Caesars Atlantic City	88/380074	4/10/2019	5901817	11/5/2019	Registered

Midwest Regional Poker Championships	Indiana	Horseshoe	Specific	Caesars Southern Indiana	N/A	6/1/2016	2016-0311	6/1/2016	Registered

The Venue (logo)	Indiana	Horseshoe	Specific	Caesars Southern Indiana	2009-0045	1/21/2009	2009-0045	1/21/2009	Registered

C-Bar (Logo)	Pennsylvania	Harrah’s	Specific	Harrah’s Philadelphia	3341491	07/18/2011	3341491	07/18/2011	Registered

Mien Noodles (Logo)	Pennsylvania	Harrah’s	Specific	Harrah’s Philadelphia	3341005	08/16/2010	3341005	08/16/2010	Registered

The Copper Mug	Pennsylvania	Harrah’s	Specific	Harrah’s Philadelphia	3338702	10/23/2006	3338702	10/23/2006	Registered

Stir Cove Backstage Grill (Design)	Iowa	Harrah’s	Specific	Harrah’s Council Bluffs	W00791884	7/13/2012	5480TM-439811	7/13/2012	Registered

Stir Cove Concert Series (Design)	Iowa	Harrah’s	Specific	Harrah’s Council Bluffs	W00793603	7/30/2012	5480TM-440692	7/30/2012	Registered

Exhibit H - 2

Mark	Jurisdiction	Brand	Specific/ Enterprise	Property	App. No.	App. Date	Reg. No.	Reg. Date	Status
406 Club	United States of America	Harrah’s	Specific	Harrah’s Gulf Coast	88/642449	10/04/2019	6008013	3/10/2020

Bellissimo	United States of America	Harrah’s	Specific	Harrah’s Gulf Coast	77/032971	10/31/2006	3246044	5/29/2007	Registered

American River Cafe (Block)	Nevada	Harrah’s	Specific	Harrah’s Lake Tahoe	30 34	5/29/1997	SM00300034	5/29/1997	Registered

American River Cafe (Design)	Nevada	Harrah’s	Specific	Harrah’s Lake Tahoe	30-253	11/17/1997	SM0030-0450	11/17/1997	Registered

Friday’s Station (Block)	Nevada	Harrah’s	Specific	Harrah’s Lake Tahoe	30-253	8/26/1997	SM0030-0253	8/26/1997	Registered

South Shore Room	Nevada	Harrah’s	Specific	Harrah’s Lake Tahoe	18-002	9/1/1982	SM0018-0002	9/1/1982	Registered

Peek (Block)	United States of America	Harrah’s	Specific	Harrah’s Lake Tahoe	86/263094	4/25/2014	4625059	10/21/2014	Registered

The Summit (Block)	United States of America	Harrah’s	Specific	Harrah’s Lake Tahoe	73/040279	12/23/1974	1019015	8/26/1975	Registered

Pepper Rose (Design)	Louisiana	Harrah’s	Specific	Harrah’s Louisiana Downs	NA	12/17/2001	57-2528	12/17/2001	Registered

“Louisiana Downs”	Louisiana	Harrah’s/Louisiana Downs	Specific	Harrah’s Louisiana Downs	NA	4/19/1993	51-0725	4/19/1993	Registered

Exhibit H - 3

Mark	Jurisdiction	Brand	Specific/ Enterprise	Property	App. No.	App. Date	Reg. No.	Reg. Date	Status
Horse Cents (Block)	Louisiana	Harrah’s/ Louisiana Downs	Specific	Harrah’s Louisiana Downs	NA	12/4/2003	58-0417	12/4/2003	Registered

Super Derby	Louisiana	Harrah’s/ Louisiana Downs	Specific	Harrah’s Louisiana Downs	NA	4/19/1993	51-0724	4/19/1993	Registered

Louisiana Downs (Block)	United States of America	Harrah’s/ Louisiana Downs	Specific	Harrah’s Louisiana Downs	78/197284	12/23/2002	2874317	8/17/2004	Registered

Louisiana Downs Racing Horses (Design)	United States of America	Harrah’s/ Louisiana Downs	Specific	Harrah’s Louisiana Downs	78/199756	1/3/2003	2791383	12/9/2003	Registered

Super Derby (Block)	United States of America	Harrah’s/ Louisiana Downs	Specific	Harrah’s Louisiana Downs	78/199798	1/3/2003	2788933	12/2/2003	Registered

Bridges Dining Company	United States of America	Harrah’s	Specific	Harrah’s Metropolis	86/433899	10/24/2014	4759692	6/23/2015	Registered

Carvings	United States of America	Harrah’s	Specific	Harrah’s Reno	78/732311	10/13/2005	3141982	9/12/2006	Registered

Joy Luck Noodle Bar	United States of America	Harrah’s	Specific	Harrah’s Reno	77/634470	12/16/2008	3647464	6/30/2009	Registered

Sage Room (Block)	Nevada	Harveys	Specific	Harveys Lake Tahoe	E0411842011-4	7/18/2011	E0411842011-4	7/18/2011	Registered

Harveys (Block)	United States of America	Harveys	Specific	Harveys Lake Tahoe	74/483631	1/28/1994	2026250	12/31/1996	Registered

Harveys (Design)	United States of America	Harveys	Specific	Harveys Lake Tahoe	74/483632	1/28/1994	2038045	2/18/1997	Registered

Exhibit H - 4

Mark	Jurisdiction	Brand	Specific/ Enterprise	Property	App. No.	App. Date	Reg. No.	Reg. Date	Status
Harveys (Stylized)	United States of America	Harveys	Specific	Harveys Lake Tahoe	78/821394	2/23/2006	3154177	10/10/2006	Registered
Harveys Casino Hotel You Can Have it All	United States of America	Harveys	Specific	Harveys Lake Tahoe	75/295646	5/21/1997	2240209	4/20/1999	Registered
The Party’s at Harveys (Block)	United States of America	Harveys	Specific	Harveys Lake Tahoe	74/484989	1/28/1994	1878054	2/7/1995	Registered
Best Blackjack in Louisiana (Block)	Louisiana	Horseshoe	Specific	Horseshoe Bossier City	NA	12/30/1996	54-3112	12/30/1996	Registered
Frozen SeRum	Louisiana	Horseshoe	Specific	Horseshoe Bossier City	NA	1/30/200	63-7822	6/21/2012	Registered
Impulse, Inc.	Louisiana	Horseshoe	Specific	Horseshoe Bossier City	NA	4/30/2001	57-0311	4/30/2001	Registered
Dare	United States of America	Horseshoe	Specific	Horseshoe Bossier City	86163460	1/13/2014	4615290	9/30/2014	Registered
Four Winds (Block)	United States of America	Horseshoe	Specific	Horseshoe Bossier City	76/464872	11/6/2002	2829389	4/6/2004	Registered
Four Winds (Design)	United States of America	Horseshoe	Specific	Horseshoe Bossier City	76/464866	11/6/2002	2829388	4/6/2004	Registered
The Eatery (Logo)	Indiana	Horseshoe	Specific	Horseshoe Hammond	2018000024824	11/15/2018	2018000024824	11/15/2018	Registered

Exhibit H - 5

Mark	Jurisdiction	Brand	Specific/ Enterprise	Property	App. No.	App. Date	Reg. No.	Reg. Date	Status
Benny’s Back Room	United States of America	Horseshoe	Specific	Horseshoe Hammond	77/547938	8/15/2008	3678700	9/8/2009	Registered

Push	United States of America	Horseshoe	Specific	Horseshoe Hammond	77/475098	5/15/2008	3592854	3/17/2009	Registered

The Venue (logo)	United States of America	Horseshoe	Specific	Horseshoe Hammond	77/470223	5/9/2008	4709708	3/24/2015	Registered

Where Entertainment Knows No Bounds	United States of America	Horseshoe	Specific	Horseshoe Hammond	77/521309	7/14/2008	3550200	12/23/2008	Registered

Bluesville (Block)	United States of America	Horseshoe	Specific	Horseshoe Tunica	77/234865	7/20/2007	3456911	7/1/2008	Registered

Bluesville (Logo)	United States of America	Horseshoe	Specific	Horseshoe Tunica	77/523188	7/16/2008	3554133	12/30/2008	Registered

Bluesville (Logo)	United States of America	Horseshoe	Specific	Horseshoe Tunica	75/182186	10/15/1996	2148837	4/7/1998	Registered

Village Square (Block)	United States of America	Horseshoe	Specific	Horseshoe Tunica	75/366182	10/1/1997	2221012	1/26/1999	Registered

Cancun Lagoon	Nevada	Harrah’s	Specific	Harrah’s Laughlin	25-701	11/4/1992	25-701	11/4/1992	Registerd

Ha Long Baccarat Bay (Block)	Louisiana	Harrah’s	Specific	Harrah’s New Orleans	NA	10/23/2008	60-3853	10/23/2008	NA

Hoodoo Lounge (Block)	Louisiana	Harrah’s	Specific	Harrah’s New Orleans	NA	8/26/2013	10413375#GGG62	8/26/2013	NA

Masquerade (Design)	United States of America	Harrah’s	Specific	Harrah’s New Orleans	78/647537	6/6/2005	3282446	8/21/2007	78/647537

Exhibit H - 6

Mark	Jurisdiction	Brand	Specific/ Enterprise	Property	App. No.	App. Date	Reg. No.	Reg. Date	Status
Miracle on Fulton Street (Block)	United States of America	Harrah’s	Specific	Harrah’s New Orleans	77/876336	11/19/2009	3814206	7/6/2010	77/876336

We are Nola	United States of America	Harrah’s	Specific	Harrah’s New Orleans	88/692834	11/14/2019			88/692834

We are Nola (Design)	United States of America	Harrah’s	Specific	Harrah’s New Orleans	88/191641	11/13/2018	5957131	1/7/2020	88/191641

2 GeauXpress	Louisiana	Harrah’s	Specific	Harrah’s New Orleans	NA	8/19/2013	10411015#E5D52	8/19/2013	NA

Get More Bang for your Buck Guaranteed!	United States of America	Tunica Roadhouse	Specific	Tunica Roadhouse	77/028361	10/24/2006	3460107	7/8/2008	Registered

Tunica Roadhouse Casino & Hotel (Design)	United States of America	Tunica Roadhouse	Specific	Tunica Roadhouse	77/802032	8/11/2009	3794897	5/25/2010	Registered

Tunica Roadhouse Casino & Hotel (Design)	United States of America	Tunica Roadhouse	Specific	Tunica Roadhouse	77/802035	8/11/2009	3797493	6/1/2010	Registered

Exhibit H - 7

Domain Name	Brand	Reg. Date	Registry Expiry Date
bluffsdogs.com	Bluffs Run	1997-12-30	2021-12-29

bluffsrun.com	Bluffs Run	1995-12-04	2021-12-03

stircove.com	Harrah’s Council Bluffs	2005-05-05	2021-05-05

stirliveandloud.com	Harrah’s Council Bluffs	2010-03-24	2021-03-24

stirnightclub.com	Harrah’s Council Bluffs	2006-08-16	2021-08-16

altitudetahoe.com	Harrah’s Lake Tahoe	2003-05-06	2021-05-06

e-harveys.com	Harveys	2007-01-30	2022-01-30

experienceharveys.com	Harveys	2008-02-13	2022-02-13

experienceharveystahoe.com	Harveys	2008-02-13	2022-02-13

Harveys-marketing.com	Harveys	2004-03-26	2021-03-26

Harveys-email.com	Harveys	2004-03-26	2021-03-26

harveys.casino	Harveys	2015-05-26	2022-05-26

harveys.cn	Harveys	2003-03-16	2022-03-16

harveys.com	Harveys	1995-05-04	2021-05-05

meetingsatharveys.com	Harveys	2001-04-11	2021-04-11

harveys-online.com	Harveys	2003-07-01	2021-07-01

harveys-sucks.com	Harveys	2004-04-08	2021-04-08

Exhibit H - 8

Domain Name	Brand	Reg. Date	Registry Expiry Date
harveys-tahoe.com	Harveys	2001-11-13	2021-11-13

harveys.poker	Harveys	2015-03-04	2021-03-04

harveyscasino.us	Harveys	2002-05-03	2021-05-02

harveyscasinohotel.com	Harveys	2007-01-30	2022-01-30

harveysemail.com	Harveys	2004-03-26	2021-03-26

harveyslaketahoe.net	Harveys	2011-04-15	2021-04-15

harveyslaketahoe.org	Harveys	2011-04-25	2021-04-25

harveyslaketahoeweddings.com	Harveys	2018-01-11	2022-01-11

harveysmarketing.com	Harveys	2004-03-26	2021-03-26

harveysmeetings.com	Harveys	2008-03-20	2021-03-20

harveyssucks.com	Harveys	2004-04-08	2021-04-08

harveystahoe.com	Harveys	1998-01-05	2022-01-04

harveystahoe.mobi	Harveys	2007-08-27	2021-08-27

harveystahoemeetings.com	Harveys	2008-03-20	2021-03-20

bluesvilletunica.com	Horseshoe Tunica	2007-02-22	2022-02-22

macauofchicago.com	Horseshoe Hammond	2014-07-20	2020-07-20

thevenuechicago.com	Horseshoe Hammond	2007-10-02	2021-10-02

Exhibit H - 9

Domain Name	Brand	Reg. Date	Registry Expiry Date
thevenue-chicago.com	Horseshoe Hammond	2008-04-18	2021-04-18

thevenuechicagopride.com	Horseshoe Hammond	2008-06-19	2021-06-19

laketahoenightlife.com	Harrah’s Lake Tahoe	2004-10-25	2021-10-25

laketahoenights.com	Harrah’s Lake Tahoe	2004-10-25	2021-10-25

laketahoenightscene.com	Harrah’s Lake Tahoe	2004-10-25	2021-10-25

laketahoesbigchill.com	Harrah’s Lake Tahoe	2005-05-31	2021-05-31

ltfoodandwine.com	Harrah’s Lake Tahoe	2010-06-17	2021-06-17

ltsnowblast.com	Harrah’s Lake Tahoe	2010-10-19	2021-10-19

tahoeparty.com	Harrah’s Lake Tahoe	2005-09-07	2021-09-07

tahoestar.com	Harrah’s Lake Tahoe	1999-01-15	2022-01-15

renonumbers.com	Harrah’s Reno	2001-05-18	2021-05-18

renoweddingchapel.com	Harrah’s Reno	2000-01-19	2022-01-19

tahoesummitsuites.com	Harrah’s Lake Tahoe	2008-03-13	2021-03-13

southshoreroom.com	Harrah’s Lake Tahoe	2008-01-29	2022-01-29

tunicanightclub.com	Horseshoe Tunica	2009-08-19	2021-08-19

ladowns.com	Louisiana Downs	1995-07-24	2021-07-23

louisianadown.com	Louisiana Downs	2003-01-28	2022-01-28

Exhibit H - 10

Domain Name	Brand	Reg. Date	Registry Expiry Date
tunicaroadhouse.org	Tunica Roadhouse	2006-01-20	2022-01-20

tunicaroadhouse.com	Tunica Roadhouse	2011-04-25	2021-04-25

tunicaroadhouse.casino	Tunica Roadhouse	2015-06-03	2021-06-03

tunica-roadhouse.com	Tunica Roadhouse	2015-06-03	2021-06-03

laughlinmeetings.com	Harrah’s Laughlin	2008-01-29	2022-01-29

laughlinnumbers.com	Harrah’s Laughlin	2001-05-18	2021-05-18

wearenola.com	Harrah’s New Orleans	2018-10-19	2020-10-19

nolaweddings.net	Harrah’s New Orleans	2007-07-30	2021-07-30

nolameetings.net	Harrah’s New Orleans	2007-07-30	2021-07-30

miracleonfultonst.com	Harrah’s New Orleans	2009-10-26	2021-10-26

miracleonfulton.com	Harrah’s New Orleans	2007-11-28	2021-11-28

masqueradeneworleans.com	Harrah’s New Orleans	2005-05-31	2021-05-31

fultonstreetnola.com	Harrah’s New Orleans	2007-03-30	2021-03-30

fultonstreetlive.com	Harrah’s New Orleans	2007-07-05	2021-07-05

Exhibit H - 11

EXHIBIT I

FORM OF PACE REPORT

[SEE ATTACHED]

Exhibit I - 1

Exhibit I - 2

EXHIBIT J

DESCRIPTION OF TITLE POLICIES

Site & State	Title Insurance Company Policy Number	Policy Amount
Horseshoe Council Bluffs, IA	Chicago: 236557	$600,000,000
Harrah’s Council Bluffs, IA	Chicago: 236558	$180,000,000
Harrah’s Metropolis, IL	Chicago: 1401-8976520	$160,000,000
Horseshoe Southern Indiana, IN	Chicago: 484962A	$535,000,000
Horseshoe Hammond, IN	Chicago: 484963A	$820,000,000
Horseshoe Bossier City, LA	Chicago: 7230618-212263586	$210,000,000
Harrah’s Bossier City (Louisiana Downs), LA	Chicago: 7230618-212264031	$15,000,000
Vacant Land in Maryland Heights, MO	Chicago: L20153989	$5,800,000
Harrah’s North Kansas City, MO	Chicago: L20153988	$420,000,000
Harrah’s Gulf Coast (formerly known as Grand Biloxi), MS	Chicago: MS 01-306-17-6406	$100,000,000
Horseshoe Tunica, MS	Chicago: MS 01-306-14-5534A	$379,950,000
Tunica Roadhouse, MS	Chicago: MS 01-306-15-5842C	$30,000,000
Land Leftover from Harrah’s Gulfport, MS	Chicago: MS 01-306-17-6405	$940,000
Horseshoe Tunica, AR	Chicago: 74306-212267738	$50,000
Caesar’s Atlantic City, NJ	Chicago: 2015-80317	$280,000,000
Bally’s Atlantic City and Schiff Parcel. NJ	Chicago: 2014-80746	$75,000,000
Harrah’s Lake Tahoe, NV	Chicago: 7230628-1-17-01404635	$230,000,000
Harvey’s Lake Tahoe, NV	Chicago: 7230628-1-17-01502209	$149,910,000
Harvey’s Lake Tahoe, CA	Chicago: FSJP-CTO1500740	$90,000
Harrah’s Reno , NV	Chicago: 7230628-1-17-01504907	$20,000,000
Las Vegas Land Assemblage, NV	Chicago: 7230628-1-17-15013291	$130,560,000
Harrah’s Airplane, NV	Chicago: 7230628-1-17-15013112 (LS)	$3,240,000

Exhibit J - 1

Site & State	Title Insurance Company Policy Number	Policy Amount
Bluegrass Downs Racing, KY	Chicago: 3035/4658A	$760,000
Vacant Land at Turfway Park, KY	Chicago: C1503144LKY	$4,470,000
Land in Splendora, TX	Chicago: TX- 3710001776-O	$16,000
Harrah’s Philadelphia	Chicago: 180180PHI	$241,500,000
Harrah’s Atlantic City	Chicago: 19-000958NCS Fidelity: 19-000958-ANCS	$599,250,000
Harrah’s Laughlin	Chicago: FNCP-IMP-7230628-1-19-42043943 Fidelity: 4243973A	$434,750,000
Harrah’s New Orleans	Chicago: LA01-106-20-7252 Fidelity: LA01-106-20-7251	$789,500,000

Exhibit J - 2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE SUCH INFORMATION (i) IS NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. EXCLUDED INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACES AS FOLLOWS: [****]

EXHIBIT K

SPECIFIED ADDITIONAL L1 QUALIFIED TRANSFEREES

1.	[****]

2.	[****]

For the avoidance of doubt, except as set forth in the proviso below, only [****] and [****] themselves, and not any successor and/or assign of either (including, without limitation, any successor or assign by operation of law of, or any surviving or continuing entity in any merger, consolidation or similar event involving, [****] or [****], shall be the Person referenced in the last sentence of the definition of “L1 Qualified Transferee” set forth in this Lease, provided, however, that (i) if [****] or [****] survive any such merger, then such surviving entity shall be deemed to constitute [****] or [****], as applicable, and (ii) the survivor in any internal restructuring of [****] or [****] shall be deemed to constitute [****] or [****], as applicable.

Exhibit K - 1

EXHIBIT L

L1/L2 TRANSFER AND PERMITTED FACILITY SUBLEASE ADDITIONAL INFORMATION

•	Financial Statements for the last three (3) most recent Fiscal Periods for any proposed L1 Successor Tenant or L2 Successor Tenant, as the case may be, and its Parent Company, if any.

•

List of all gaming, hotel and other entertainment facilities owned and/or managed by the proposed L1 Successor Tenant or L2 Successor Tenant, as the case may be, and its Affiliates during the preceding five (5) years.

•	EBITDAR for the last three (3) most recent Fiscal Periods for any proposed L1 Successor Tenant or L2 Successor Tenant, as the case may be, and its Parent Company, if any.

•	List of all Gaming Licenses of the proposed L1 Successor Tenant or L2 Successor Tenant, as the case may be, and its Affiliates substantially in the form of Schedule 1 to this Lease

•	Names of principal owners/investors of the proposed L1 Successor Tenant or L2 Successor Tenant, as the case may be.

Exhibit L - 1

EXHIBIT M

BRANDS

Horseshoe

Harrah’s

Tunica Roadhouse

Caesars

Bally’s

Harveys

Bluegrass Downs

Exhibit M - 1

EXHIBIT N

FORM OF GUARANTY

[SEE ATTACHED]

Exhibit N - 1

Execution Version

GUARANTY

This GUARANTY OF LEASE (this “Guaranty”), is made and entered into as of the 20th day of July, 2020 by and among ELDORADO RESORTS, INC., a Nevada corporation (to be renamed Caesars Entertainment, Inc. and converted to a Delaware corporation on the date hereof, following the making by Guarantor of this Guaranty) (together with its successors and permitted assigns. “Guarantor”), the entities listed on Schedule A (together with their respective successors and permitted assigns, collectively. “Existing Landlord”), Harrah’s Atlantic City LLC. a Delaware limited liability company (together with its successors and assigns. “Harrah’s Atlantic City Landlord”). New Laughlin Owner LLC. a Delaware limited liability company (together with its successors and assigns. “Harrah’s Laughlin Landlord”), and Harrah’s New Orleans LLC. a Delaware limited liability company (together with its successors and assigns. “Harrah’s New Orleans Landlord”, together with Harrah’s Atlantic City Landlord and Harrah’s Laughlin Landlord, collectively. “Joining Landlord”, and together with Existing Landlord, collectively. “Landlord”).

RECITALS

A. The Existing Landlord, as landlord. CEOC. LLC. a Delaware limited liability company (as successor by merger to Caesars Entertainment Operating Company. Inc.) and the entities listed on Schedule B attached hereto, collectively as tenant (collectively. “Existing Tenant”), entered into that certain Lease (Non-CPLV) dated as of October 6, 2017. as amended by (i) that certain First Amendment to Lease (Non-CPLV). dated as of December 22, 2017, (ii) that certain Second Amendment to Lease (Non-CPLV) and Ratification of SNDA. dated as of February 16, 2018, (iii) that certain Third Amendment to Lease (Non-CPLV). dated as of April 2, 2018, (iv) that certain Fourth Amendment to Lease (Non-CPLV). dated as of December 26, 2018 and (v) that certain Omnibus Amendment to Leases among Existing Landlord. Existing Tenant, certain Affiliates of Existing Landlord and certain Affiliates of Existing Tenant, dated as of June 1, 2020 (collectively, the “Prior Non-CPLV Lease”).

B. Concurrently herewith. Landlord. Existing Tenant. Harrah’s Atlantic City Operating Company. LLC. a New Jersey limited liability company (together with its successors and assigns. “Harrah’s Atlantic City Tenant”). Harrah’s Laughlin. LLC. a Nevada limited liability company (together with its successors and assigns. “Harrah’s Laughlin Tenant”). Jazz Casino Company. L.L.C., a Louisiana limited liability company (together with its successors and assigns. “Harrah’s New Orleans Tenant”, together with Harrah’s Atlantic City Tenant and Harrah’s Laughlin Tenant, collectively. “Joining Tenant”, and together with Existing Tenant, collectively. “Tenant”; it being understood that, for purposes of this Guaranty. “Tenant” shall include all entities which comprise Tenant from time to time pursuant to and in accordance with the Lease (as defined below)) and. solely for the purposes of the penultimate paragraph of Section 1.1 of the Lease. Propco TRS LLC. a Delaware limited liability company, are entering into that certain Fifth Amendment to Lease (Non-CPLV) (“Fifth Amendment”; the Prior Non-CPLV Lease, as amended by the Fifth Amendment, and as may be further amended, restated, supplemented, waived or otherwise modified from time to time, collectively the “Lease”), whereby, among other things, (i) the Fifth Amendment Additional Property (as defined in the Lease) is being incorporated into the Lease, (ii) Joining Landlord is being added as a “Landlord” under the Lease, (iii) Joining Tenant is being added as a “Tenant” under the Lease and (iv) certain other modifications are being made thereto. All capitalized terms used, and not otherwise defined, herein shall have the same meanings ascribed to such terms in the Lease.

Exhibit N - 2

C. Tenant is a wholly owned indirect subsidiary of Guarantor, and Guarantor acknowledges and agrees that it will derive substantial benefits from the Lease, that this Guaranty is given in accordance with the requirements of the Lease and that Landlord would not have been willing to enter into the Fifth Amendment unless Guarantor was willing to execute and deliver this Guaranty.

AGREEMENTS

NOW, THEREFORE, in consideration of Landlord entering into the Lease with Tenant, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Guarantor agrees as follows:

1. Guaranty. In consideration of the benefit derived or to be derived by it from the Lease and the Golf Course Use Agreement. Guarantor hereby unconditionally and irrevocably guarantees to Landlord and Golf Course Owner (as applicable), as a primary obligor and not merely as a surety, the following (the matters described in the following clause (a) and clause (b), collectively, the “Obligations”), whenever incurred or accrued, including, without limitation, before the date of execution of this Guaranty:

(a) the faithful, prompt and complete payment and performance in full in cash of all monetary obligations of (x) Tenant under the Lease and (y) Golf Course User under the Golf Course Use Agreement when due (including, without limitation, during any Transition Period), including, without limitation, (i) all Rent and Additional Charges of any nature and any and all other sums payable by Tenant under the Lease, (ii) Golf Course User’s payment obligations of any nature under the Golf Course Use Agreement (including all Golf Course Use Payments (as defined in the Golf Course Use Agreement)) (including under any Severance Agreement (as defined in the Golf Course Use Agreement) entered into pursuant to the Golf Course Use Agreement), (iii) Tenant’s obligation to expend the Required Capital Expenditures in accordance with the Lease (or to deposit sums into the Cap Ex Reserve) and any other expenditures of any nature required of Tenant under the Lease, (iv) Tenant’s obligations under Section 10.6(b) of the Lease and (v) Tenant’s obligation to pay monetary damages in connection with any breach of the Lease or the Golf Course Use Agreement and to pay indemnification obligations, in each case as provided in and subject to all applicable terms of the Lease and the Golf Course Use Agreement: and

(b) the faithful, prompt and complete performance when due of (other than the monetary obligations described in clause (a) above) each and every one of the provisions, terms and conditions of the Lease and all covenants, agreements, conditions and requirements to be kept, performed and satisfied by Tenant under the Lease, including, without limitation, all obligations with respect to the operation of the Facility, all indemnification and insurance obligations, and all obligations to maintain, rebuild, restore or replace the Leased Property or any portion thereof or any facilities or improvements now or hereafter located thereat.

Exhibit N - 3

in each case under clause (a) and clause (b), including (x) amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code (as defined below) or similar laws, and (y) any late charges and interest provided for under the Lease (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, whether or not a claim for such interest is allowed or allowable in such proceeding). In the event of the failure of (I) Tenant to pay any Rent. Additional Charges or any other sums under the Lease, or to render any other performance required of Tenant under the Lease, or (II) Golf Course User to pay any Golf Course Use Payments or any other sums under any Golf Course Agreement, when due or within any applicable cure period. Guarantor shall forthwith (A) pay and perform or cause to be paid and performed any and all such Obligations, in each case to the full extent provided under the Lease or the applicable Golf Course Agreement, and (B) pay all reasonable costs of collection or enforcement and other actual damages suffered or incurred by Landlord or Golf Course Owner, as applicable, that result from the non-performance thereof. As to the Obligations. Guarantor’s liability under this Guaranty is without limit except solely as and to the extent provided in Section 13 hereof. Guarantor agrees that its guarantee provided herein constitutes a guarantee of payment and performance and not of collection. Guarantor shall be jointly and severally liable with Tenant and Golf Course User, as applicable, for the payment and performance of the Obligations.

2. Survival of Obligations. The obligations of Guarantor under this Guaranty shall survive and continue in full force and effect, and shall not be released, diminished, impaired, reduced or adversely affected by any of the following, whether or not notice thereof is given to Guarantor:

(a) any amendment, modification, renewal or extension of the Lease pursuant to its terms;

(b) any compromise, release, consent, extension, indulgence, forbearance or other action or inaction in respect of any terms of the Lease or any other instrument or agreement by Landlord or by any other Person;

(c) any substitution or release, in whole or in part, of any security for this Guaranty which Landlord may hold at any time:

(d) any exercise or non-exercise by Landlord of any right, power or remedy under or in respect of the Lease or any security held by Landlord with respect thereto, or any waiver of (or failure to enforce) any such right, power or remedy;

(e) any change in the existence, structure or ownership of, or any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or trusteeship affecting. Tenant. Landlord or Guarantor or their respective successors or assigns or any of their respective Affiliates or any of their respective assets, or any actual or attempted rejection, assumption. assignment, separation, severance, or recharacterization of the Lease or any portion thereof or any obligations thereunder, or any discharge of liability thereunder, in connection with any such proceeding or otherwise;

(f) any limitation of Tenant’s liability under the Lease or any limitation of Tenant’s liability thereunder which may now or hereafter be imposed by any statute, regulation or rule of law, or any illegality, irregularity, invalidity or unenforceability, in whole or in part, of the Lease or any term thereof:

Exhibit N - 4

(g) subject to Section 14 hereof, any sale, lease, or transfer of all or any part of any interest in any Facility or any portion thereof or any or all of the assets of Tenant to any other Person other than to Landlord;

(h) any act or omission by Landlord with respect to any of the security instruments or any failure to file, record or otherwise perfect any of the same;

(i) any breach by (or any act or omission of any nature of) Landlord under or in respect of the Lease;

(j) any extensions of time for performance under the Lease;

(k) the release of Tenant from performance or observation of any of the agreements, covenants, terms or conditions contained in the Lease by operation of law or otherwise;

(l) the fact that Tenant may or may not be personally liable, in whole or in part, under the terms of the Lease to pay any money judgment;

(m) the failure to give Guarantor any notice of acceptance, default or otherwise:

(n) any rights, powers or privileges Landlord may now or hereafter have against any other Person or collateral;

(o) except as provided in Section 14 below, any assignment of the Lease, or any subletting or subsubletting of. or any other occupancy arrangements in respect of. all or any part of the Facility;

(p) any other defenses, other than a defense of payment or performance in full, as the case may be. of the Obligations;

(q) the existence of any claim, setoff, counterclaim, defense or other rights that may at any time be available to. or asserted by. Guarantor or Tenant against Landlord, whether in connection with the Lease, the Obligations or otherwise;

(r) any law or statute that may operate to cap. limit, or otherwise restrict the claims of a lessor of real property, including, but not limited to. Section 502(b)(6) of the Bankruptcy Code;

(s) the invalidity, illegality or unenforceability of all or any part of the Obligations, or of any document or agreement (including the Lease) executed in connection with the Obligations, for any reason whatsoever;

Exhibit N - 5

(t) the unenforceability (for any reason whatsoever) of this Guaranty, including, without limitation, as a result of rejection in any bankruptcy, insolvency, dissolution or other proceeding; or

(u) any other circumstances, whether or not Guarantor had notice or knowledge thereof.

3. Primary Liability. The liability of Guarantor with respect to the Obligations shall be a primary, direct, immediate, continuing and unconditional guaranty of payment and performance and not of collection, may not be revoked by Guarantor and shall continue to be effective with respect to all of the Obligations notwithstanding any attempted revocation by Guarantor and shall not be conditional or contingent upon the genuineness, validity, regularity or enforceability of the Lease or any other documents or instruments relating to the Obligations, including, without limitation, any Person’s lack of authority or lawful right to enter into such document on such Person’s behalf, or the pursuit by Landlord of any remedies Landlord may have. Without limitation of the foregoing. Landlord may proceed against Guarantor: (a) prior to or in lieu of proceeding against Tenant, its assets, any security deposit, or any other guarantor or any other Person; and (b) prior to or in lieu of pursuing any other rights or remedies available to Landlord. All rights and remedies afforded to Landlord by reason of this Guaranty or by law are separate, independent and cumulative, and the exercise of any rights or remedies shall not in any way limit, restrict or prejudice the exercise of any other rights or remedies.

Following the occurrence of a Tenant Event of Default, a separate action or actions may be brought and prosecuted against Guarantor whether or not Tenant is joined therein or a separate action or actions are brought against Tenant. Landlord may maintain successive actions for other defaults. Landlord’s rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and Obligations, the payment and performance of which are hereby guaranteed, have been paid and fully performed.

4. Obligations Not Affected. In such manner, upon such terms and at such times as Landlord in its sole discretion deems necessary or expedient, and without notice to Guarantor. Landlord may: (a) amend, alter, compromise, accelerate, extend or change the time or manner for the payment or the performance of any Obligation hereby guaranteed; (b) extend, amend or terminate the Lease; or (c) release Tenant by consent to any assignment (or otherwise) as to all or any portion of the Obligations hereby guaranteed, in each case pursuant to the terms of the Lease. Any exercise or non-exercise by Landlord of any right hereby given to Landlord, dealing by Landlord with Guarantor or any other guarantor. Tenant or any other Person, or change, impairment, release or suspension of any right or remedy of Landlord against any Person, including, without limitation. Tenant and any other guarantor, will not affect any of the Obligations of Guarantor hereunder or give Guarantor any recourse or offset against Landlord.

5. Waiver. With respect to the Lease. Guarantor hereby waives and relinquishes all rights and remedies accorded by applicable law to sureties and/or guarantors or any other accommodation parties, under any statutory provisions, common law or any other provision of law. custom or practice, and agrees not to assert or take advantage of any such rights or remedies including, but not limited to:

Exhibit N - 6

(a) any right to require Landlord to proceed against Tenant or any other Person or to proceed against or exhaust any security held by Landlord at any time or to pursue any other remedy in Landlord’s power before proceeding against Guarantor or to require that Landlord cause a marshaling of Tenant’s assets or any assets given as collateral for this Guaranty, or to proceed against Tenant and/or any collateral held by Landlord at any time or in any particular order:

(b) any defense that may arise by reason of the incapacity or lack of authority of any Person or Persons:

(c) notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Tenant. Landlord, any creditor of Tenant or Guarantor or on the part of any other Person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Landlord or in connection with any obligation hereby guaranteed;

(d) any defense based upon an election of remedies by Landlord which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against Tenant for reimbursement, or both:

(e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal:

(f) any duty on the part of Landlord to disclose to Guarantor any facts Landlord may now or hereafter know about Tenant, regardless of whether Landlord has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Tenant and of all circumstances bearing on the risk of non-payment or non-performance of any Obligations or indebtedness hereby guaranteed;

(g) any defense arising because of Landlord’s election, in any proceeding instituted under the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. § 101. et seq.), as amended, reformed or modified from time to time and any rules or regulations issued from time to time thereunder (the “Bankruptcy Code”) of the application of Section 1111(b)(2) of the Bankruptcy Code;

(h) any defense based on any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code: and

(i) all rights and remedies accorded by applicable law to guarantors, including, without limitation, any extension of time conferred by any law now or hereafter in effect and any requirement or notice of acceptance of this Guaranty or any other notice to which the undersigned may now or hereafter be entitled to the extent such waiver of notice is permitted by applicable law.

Exhibit N - 7

6. Enforcement.

(a) The obligations of Guarantor hereunder are independent of the obligations of Tenant under the Lease. This Guaranty may be enforced by Landlord without the necessity at any time of resorting to or exhausting any other security (such as. for example, any security deposit of Tenant held by Landlord) or collateral and without the necessity at any time of having recourse to the remedy provisions of the Lease (such as. for example, terminating the Lease) or otherwise, and Guarantor hereby expressly waives the right to require Landlord to proceed against Tenant or any other Person, to exercise its rights and remedies under the Lease, or to pursue any other remedy whatsoever against any Person, security or collateral or enforce any other right at law or in equity. Without limitation of the generality of the foregoing, it shall not be necessary for Landlord (and Guarantor hereby waives any rights which it may have to require Landlord), in order to enforce any Obligation against Guarantor, first to institute suit or exhaust its remedies against any other Person, security or collateral or resort to any other means of obtaining payment of any Obligation. Nothing herein shall prevent Landlord from suing any Person to enforce the terms of the Lease or from exercising any other rights available to Landlord under the Lease or any other instrument or agreement, and the exercise of any of the aforesaid rights shall not affect the obligations of Guarantor hereunder. Guarantor understands that the exercise, or any forbearance from exercising, by Landlord of certain rights and remedies contained in the Lease may affect or eliminate Guarantor’s right of subrogation against Tenant and that Guarantor may therefore incur liability hereunder that is not subject to reimbursement; nevertheless Guarantor hereby authorizes and empowers Landlord to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of Guarantor that its Obligations hereunder shall be absolute, independent and unconditional, in each case in accordance with its terms hereunder.

(b) No failure or delay on the part of Landlord in exercising any right, power or privilege under this Guaranty shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c) It is understood that Landlord, without impairing this Guaranty, may, subject to the terms of the Lease, apply payments from Tenant or any subtenant of the Leased Property or from any reletting of the Leased Property upon a Tenant Event of Default or from or in connection with any exercise of rights or remedies, to any due and unpaid rent or other charges or to such other Obligations owed by Tenant to Landlord pursuant to the Lease in such amounts and in such order as Landlord, in its sole and absolute discretion, determines: provided that any amount so paid and applied reduces the aggregate outstanding liabilities of Tenant under the Lease by such amount as required under the Lease.

7. Information. Guarantor (a) assumes all responsibility for being and keeping itself informed of the financial condition and assets of Tenant and its Affiliates and any other guarantor, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that Guarantor assumes and incurs hereunder, and (b) agrees that Landlord will not have any duty to advise Guarantor of information regarding such circumstances or risks.

Exhibit N - 8

8. No Subrogation. Until the Guaranty Termination Date (as defined in Section 14), Guarantor shall have no right of subrogation and waives (a) any right to enforce any remedy which Guarantor now has or may hereafter have against Tenant or any of Tenant’s assets (including any such remedy of Landlord) and any benefit of, and any right to participate in. any security now or hereafter held by Landlord with respect to the Lease, (b) any rights of reimbursement, indemnity or subrogation against Tenant arising from any payment of Obligations by Guarantor, and (c) any right of contribution Guarantor may have against any other Person that is liable under the Lease arising from such payment or otherwise in connection with the Lease or this Guaranty.

9. Agreement to Comply with terms of Lease. Guarantor hereby agrees (a) to comply with all terms of the Lease applicable to it. (b) that it shall take no action, and that it shall not omit to take any action, which action or omission, as applicable, would cause a breach of the terms of the Lease, and (c) that it shall not commence an involuntary proceeding or file an involuntary petition in any court of competent jurisdiction seeking (i) relief in respect of Tenant or any of its Subsidiaries, or of a substantial part of the property or assets of Tenant or any of its Subsidiaries, under the Bankruptcy Code, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law. or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Tenant or any of its Subsidiaries or for a substantial part of the property or assets of Tenant or any of its Subsidiaries.

10. Agreement to Pay; Contribution; Subordination. Without limitation of any other provision of this Guaranty, including, without limitation. Section 8 above, or any other right of Landlord at law or in equity, upon the failure of Tenant to pay any Obligation when and as the same shall become due. Guarantor hereby unconditionally and irrevocably promises to and will forthwith pay, or cause to be paid, to Landlord in cash the amount of such unpaid Obligation. Upon payment by Guarantor of any sums to Landlord as provided above, all rights of Guarantor against Tenant arising as a result thereof by way of subrogation, contribution, reimbursement, indemnity or otherwise shall be subject to the limitations set forth in Section 8 above and this Section 10. Guarantor further agrees that any rights of subrogation, contribution, reimbursement, indemnity or otherwise which Guarantor may have against Tenant or against any collateral or security, and any rights of contribution Guarantor may have against any other Person, in connection with any payment of Obligations or otherwise under this Guaranty or the Lease by Guarantor shall be junior and subordinate to any rights Landlord may have against Tenant or any such other Person, to all right, title and interest Landlord may have in any such collateral or security, and to any rights Landlord may have against Tenant or any such other Person. If any amount shall be paid to Guarantor on account of any such reimbursement, indemnity, subrogation or contribution rights at any time prior to the Guaranty Termination Date when a Tenant Event of Default shall have occurred and be continuing, such amount shall be held in trust for Landlord and shall forthwith be paid over to Landlord to be credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of the Lease or any applicable security agreement. If for any reason whatsoever Tenant now or hereafter becomes indebted to Guarantor or any Affiliate of Guarantor, such indebtedness and all interest thereon shall at all times be junior and subordinate to Tenant’s obligation to Landlord to pay and perform as and when due in accordance with the terms of the Lease the guaranteed Obligations, it being understood that Guarantor and each Affiliate of Guarantor shall be permitted to receive payments from Tenant on account of such indebtedness (but subject in all events to the preceding provisions of this Section 10). except during any period that any Tenant Event of Default shall have occurred and be continuing. During any such period. Guarantor agrees to make no claim for such indebtedness that does not recite that such claim is expressly junior and subordinate to Landlord’s rights and

Exhibit N - 9

remedies under the Lease. Furthermore, in the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving Tenant as debtor. Guarantor hereby assigns to Landlord any right it may have to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from receiver, trustee or other court custodian dividends and payments which would otherwise be payable to Guarantor with respect to debts and liability owing by Tenant to Guarantor up to the amounts owed to Landlord hereunder.

11. Application of Payments. With respect to the Lease, and with or without notice to Guarantor. Landlord, in Landlord’s sole discretion and at any time and from time to time and in such manner and upon such terms as Landlord deems appropriate, may (a) following the occurrence of a Tenant Event of Default, apply any or all payments or recoveries from Tenant or from any other guarantor under any other instrument or realized from any security, in such manner and order of priority as Landlord may determine, to any indebtedness or other obligation of Tenant with respect to the Lease and whether or not such indebtedness or other obligation is guaranteed hereby or is otherwise secured, and (b) refund to Tenant any payment received by Landlord under the Lease.

12. Guaranty Default. Upon the failure of Guarantor to pay the amounts required to be paid hereunder when due following the occurrence of a Tenant Event of Default under the Lease. Landlord shall have the right to bring such actions at law or in equity, including, without limitation, appropriate injunctive relief, as it deems appropriate to compel compliance, payment or deposit, and among other remedies to recover its reasonable attorneys’ fees in any proceeding, including any appeal therefrom and any post judgment proceedings.

13. Maximum Liability. Each of Guarantor and. by its acceptance of the guarantees provided herein. Landlord, hereby confirms that it is the intention of such Person that the guarantees provided herein and the obligations of Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of the United States Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law. the Uniform Fraudulent Conveyance Act. the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to the guarantees provided herein and the obligations of Guarantor hereunder. To effectuate the foregoing intention. Landlord hereby irrevocably agrees that the obligations of Guarantor under this Guaranty shall be limited to the maximum amount as will result in such obligations not constituting a fraudulent transfer or conveyance.

14. Release. Guarantor shall automatically be released from its obligations hereunder upon the earlier to occur of either of the following: (x) (other than with respect to amounts then due and payable by Guarantor) upon the consummation of a Lease Foreclosure Transaction pursuant to clause (i) of Section 22.2 of the Lease, and (y) upon the irrevocable satisfaction and discharge in full of all of the Obligations (the date upon which such release occurs, the “Guaranty Termination Date”); provided (in the case of clause (x)) that Landlord shall have received a Replacement Guaranty from a Qualified Replacement Guarantor in accordance with clause (i) of Section 22.2 of the Lease (and. in the case of such a Replacement Guaranty delivered in connection with a New Lease obtained pursuant to Section 17.1(f) of the Lease, such New Lease shall satisfy the requirements for a New Lease contained in the last sentence of Section 17.1(f). including that it be at the rent and additional rent, and upon the terms, covenants and conditions of. the Lease; it being understood that (i) the Obligations hereunder shall in no event include the obligations of the tenant under a New Lease, and (ii) the preceding clause (i) shall in no event be deemed to vitiate the Obligations hereunder in respect of the Lease).

Exhibit N - 10

15. Guarantor’s Representations and Warranties. Guarantor represents and warrants that:

(i) Guarantor (a) is a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada (it being understood that Guarantor is to be renamed Caesars Entertainment. Inc. and converted to a Delaware corporation on the date hereof following the making by Guarantor of this Guaranty); (b) is duly qualified to do business and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; and (c) is in compliance with all applicable Legal Requirements where the failure to comply would reasonably be expected to have a materially adverse effect on Guarantor’s ability to pay or perform the Obligations in accordance with the terms hereof:

(ii) the execution, delivery, and performance of this Guaranty (a) are within Guarantor’s coroperate powers, (b) have been duly authorized by all necessary or proper corporate action, (c) are not in contravention of any provision of Guarantor’s articles or certificate of incorporation or by-laws, (d) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, (e) will not conflict with or result in the breach of. or constitute a default under, any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which Guarantor is a party or by which Guarantor or any of its property is bound, (f) will not result in the creation or imposition of any lien upon any of the property of Guarantor, and (g) do not require the consent or approval of any governmental body, agency, authority, or any other Person except those already obtained, except in the case of clauses (e) and (g). where such conflict, breach or failure to obtain a consent or approval, would not reasonably be expected to have a materially adverse effect on Guarantor’s ability to pay or perform the Obligations in accordance with the terms hereof: and

(iii) this Guaranty is duly executed and delivered on behalf of Guarantor and constitutes a legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

16. Guarantor’s Covenants.

(a) Dividends. In addition to any other applicable restrictions hereunder, prior to the Covenant Termination Date (as defined below). Guarantor shall not. directly or indirectly, declare or pay any dividend or make any other distribution with respect to its capital stock or other equity interests with any assets other than cash unless such dividend or distribution would not reasonably be expected to result in Guarantor’s inability to perform its Guaranty obligations under this Guaranty.

Exhibit N - 11

(b) Restricted Payments. In addition to the foregoing, prior to the Covenant Termination Date. Guarantor shall not directly or indirectly (i) declare or pay. or cause to be declared or paid, any dividend, distribution or other direct or indirect payment or transfer (in each case, in cash, stock, other property, a combination thereof or otherwise) with respect to any of Guarantor’s capital stock or other equity interests, (ii) purchase or otherwise acquire or retire for value any of Guarantor’s capital stock or other equity interests, or (iii) engage in any other transaction with any direct or indirect holder of Guarantor’s capital stock or other equity interests which is similar in purpose or effect to those described above (collectively, a “Restricted Payment”), except that (x) Guarantor can execute any of the transactions outlined above if Guarantor’s equity market capitalization exceeds $5.5 billion, or (y) if Guarantor’s equity market capitalization is less than $5.5 billion, then the Guarantor may declare or pay dividends or distributions or engage in any other transactions described in Section 16(b)(i) above in the aggregate amount of less than or equal to $200 million in any fiscal year and the Guarantor may purchase or otherwise acquire or retire for value, as described in Section 16(b)(ii) above, up to $ 500 million shares of Guarantor’s capital stock or other equity interests in any fiscal year (it being understood that from and after such time that the aggregate amount of all such transactions during any fiscal year of Guarantor exceeds $200 million or $500 million, as applicable, as provided in this clause (v), no further such transactions shall be permitted during such fiscal year of Guarantor under this clause (y)).

(c) Survival of Covenants. As used herein, the term “Covenant Termination Date” shall mean the earliest to occur of (1) the Guaranty Termination Date, (2) October 6. 2023. and (3) the first day on which (x) the Total Net Leverage Ratio of the Guarantor is less than or equal to 5.00:1.00 and (y) the EBITDAR to Rent Ratio is equal to or greater than 3.00:1.00.

For the purpose of the foregoing:

(i) “EBITDAR to Rent Ratio” means the ratio of (a) the EBITDAR of Guarantor and its Subsidiaries on a consolidated basis during the applicable Trailing Test Period of Guarantor and its Subsidiaries (provided, that, to the extent any such Subsidiary is not wholly owned (directly or indirectly) by Guarantor, the EBITDAR of such Subsidiary shall be limited to Guarantor’s pro-rata ownership interests in such Subsidiary) to (b) the sum of (w) the Rent under the Lease, plus (x) the Rent (as defined in the Las Vegas Lease), plus (y) the Rent (as defined in the Joliet Lease), plus (z) actual rent (excluding additional rent such as pass-throughs of expenses) payable by Guarantor and its Subsidiaries on a consolidated basis under all other Gaming Leases, in each case during such Trailing Test Period (the sum of clauses (w) through (z). the “Gaming Lease Rent”).

(ii) “Gaming Lease” means a lease entered into by Guarantor or any of its Subsidiaries pursuant to which lease Guarantor or any of its Subsidiaries occupy and use real property, vessels or similar assets for. or primarily in connection with, the operation of one or more Gaming Facilities thereon or thereat.

(iii) “EBITDAR” means for any applicable twelve (12) month period, the consolidated net income or loss of a Person on a consolidated basis for such period, determined in accordance with GAAP, provided, however, that without duplication and in each case to the extent included in calculating net income (calculated in accordance with GAAP): (i) income tax expense shall be excluded; (ii) interest expense shall be excluded; (iii) depreciation and amortization expense shall be excluded; (iv) amortization of intangible assets shall be excluded; (v) write-downs and reserves for non-recurring

Exhibit N - 12

restructuring-related items (net of recoveries) shall be excluded: (vi) reorganization items shall be excluded; (vii) any impairment charges or asset write-offs, non-cash gains, losses, income and expenses resulting from fair value accounting required by the applicable standard under GAAP and related interpretations, and non-cash charges for deferred tax asset valuation allowances, shall be excluded; (viii) any effect of a change in accounting principles or policies shall be excluded; (ix) any non-cash costs or expense incurred pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement shall be excluded; (x) any nonrecurring gains or losses (less all fees and expenses relating thereto) shall be excluded; (xi) rent expense shall be excluded; and (xii) the impact of any deferred proceeds resulting from failed sale accounting shall be excluded (it being understood, in connection with any EBITDAR calculation made pursuant to this Guaranty (a) promptly following request therefor. Guarantor shall provide Landlord with all supporting documentation and backup information with respect thereto as may be reasonably requested by Landlord, (b) such calculation shall be as reasonably agreed upon between Landlord and Guarantor, and (c) if Landlord and Guarantor do not agree within twenty (20) days of either party seeking to commence discussions, the same may be determined by an Expert in accordance with and pursuant to the process set forth in Section 34.2 of the Lease).

(iv) “EBITDA” means the same meaning as “EBITDAR” as defined herein but without giving effect to clause (xi) in the definition thereof (it being understood that to the extent any Gaming Lease Rent is accounted for as interest expense in accordance with GAAP, such interest expense will be accounted for as rent and thus included in clause (xi) of the definition of EBITDAR), and

(v) “Total Net Leverage Ratio” means, with respect to Guarantor and its Subsidiaries on a consolidated basis, on any date, the ratio of (i) (a) the aggregate principal amount of (without duplication) all indebtedness consisting of indebtedness for borrowed money, unreimbursed obligations in respect of drawn letters of credit (but excluding contingent obligations under outstanding letters of credit) and other purchase money indebtedness and guarantees of any of the foregoing obligations, of Guarantor and its Subsidiaries determined on a consolidated basis on such date in accordance with GAAP (it being understood that neither the Lease nor the Las Vegas Lease, nor the Joliet Lease nor any other Gaming Lease shall be treated as indebtedness regardless of how they are treated under GAAP) less (b) the aggregate amount of all cash or cash equivalents of Guarantor and its Subsidiaries that would not appear “restricted” on a consolidated balance sheet of Guarantor and its Subsidiaries to (ii) EBITDA.

17. Notices. Any notice, request or other communication to be given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid and return receipt requested, by hand delivery or express courier service, or by an overnight express service to the following address:

Exhibit N - 13

To Guarantor:	c/o Caesars Entertainment. Inc.
100 West Liberty Street. Suite 1150
Reno. Nevada 89501
Attention: General Counsel
Email: equatmann@eldoradoresorts.com

To Landlord:	c/o VICI Properties Inc.
535 Madison Avenue. 20th Floor
New York. New York 10022 Attn: General Counsel Email: corplaw@viciproperties.com or to such other address as either party may hereafter designate. Notice shall be deemed to have been given on the date of delivery if such delivery is made on a Business Day. or if not. on the first Business Day after delivery. If delivery is refused. Notice shall be deemed to have been given on the date delivery was first attempted.

18. Miscellaneous.

(a) No term, condition or provision of this Guaranty may be amended, waived or modified except by an express written instrument to that effect signed by Landlord and Guarantor. No waiver of any term, condition or provision of this Guaranty will be deemed a waiver of any other term, condition or provision, irrespective of similarity, or constitute a continuing waiver of the same term, condition or provision, unless otherwise expressly provided.

(b) If any one or more of the terms, conditions or provisions contained in this Guaranty is found in a final award or judgment rendered by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining terms, conditions and provisions of this Guaranty shall not in any way be affected or impaired thereby, and this Guaranty shall be interpreted and construed as if the invalid, illegal, or unenforceable term, condition or provision had never been contained in this Guaranty.

(c) THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT THAT THE LAWS OF THE STATE WHERE THE LEASED PROPERTY IS LOCATED SHALL GOVERN THIS AGREEMENT TO THE EXTENT NECESSARY (I) TO OBTAIN THE BENEFIT OF THE RIGHTS AND REMEDIES SET FORTH HEREIN WITH RESPECT TO ANY OF THE LEASED PROPERTY AND (II) FOR PROCEDURAL REQUIREMENTS WHICH MUST BE GOVERNED BY THE LAWS OF SUCH STATE. GUARANTOR CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF NEW YORK AND AGREES THAT ALL DISPUTES CONCERNING THIS GUARANTY SHALL BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK. GUARANTOR FURTHER CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF EACH STATE WITH RESPECT TO ANY ACTION COMMENCED BY LANDLORD SEEKING TO RETAKE POSSESSION OF ANY OR ALL OF THE LEASED PROPERTY IN WHICH GUARANTOR IS REQUIRED TO

Exhibit N - 14

BE NAMED AS A NECESSARY PARTY. GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE OF NEW YORK AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK.

(d) GUARANTOR. BY ITS EXECUTION OF THIS GUARANTY. AND LANDLORD. BY ITS ACCEPTANCE OF THIS GUARANTY. HEREBY WAIVES TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND ARISING ON. UNDER. OUT OF. BY REASON OF OR RELATING IN ANY WAY TO THIS GUARANTY OR THE INTERPRETATION. BREACH OR ENFORCEMENT THEREOF.

(e) In the event of any suit, action, arbitration or other proceeding to interpret this Guaranty, or to determine or enforce any right or obligation created hereby, the prevailing party in the action shall recover such party’s reasonable costs and expenses incurred in connection therewith, including, but not limited to. reasonable attorneys’ fees and costs of appeal, post judgment enforcement proceedings (if any) and bankruptcy proceedings (if any). Any court, arbitrator or panel of arbitrators shall, in entering any judgment or making any award in any such suit, action, arbitration or other proceeding, in addition to any and all other relief awarded to such prevailing party, include in such judgment or award such party’s reasonable costs and expenses as provided in this Section 18(e).

(f) Guarantor (i) represents that it has been represented and advised by counsel in connection with the execution of this Guaranty; (ii) acknowledges receipt of a copy of the Lease; and (iii) further represents that Guarantor has been advised by counsel with respect thereto. This Guaranty shall be construed and interpreted in accordance with the plain meaning of its language, and not for or against Guarantor or Landlord, and as a whole, giving effect to all of the terms, conditions and provisions hereof.

(g) Except as provided in any other written agreement now or at any time hereafter in force between Landlord and Guarantor, this Guaranty shall constitute the entire agreement of Guarantor with Landlord with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof will be binding upon Landlord or Guarantor unless expressed herein.

(h) All stipulations, obligations, liabilities and undertakings under this Guaranty shall be binding upon Guarantor and its respective successors and assigns and shall inure to the benefit of Landlord and to the benefit of Landlord’s successors and permitted assigns.

(i) Whenever the singular shall be used hereunder, it shall be deemed to include the plural (and vice-versa) and reference to one gender shall be construed to include all other genders, including neuter, whenever the context of this Guaranty so requires. Section captions or headings used in this Guaranty are for convenience and reference only, and shall not affect the construction thereof.

Exhibit N - 15

(j) This Guaranty may be executed in any number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument.

(k) For the avoidance of doubt. Guarantor consents to the collateral assignment of this Guaranty to any Fee Mortgagee and agrees that any Person that is a permitted successor to. and/or assignee of. Landlord’s interest under the Lease in accordance with the terms thereof shall constitute a permitted successor and/or assignee and intended beneficiary hereof (and shall become, be recognized by Guarantor as. and have all of the rights of. “Landlord” hereunder).

(l) As used in this Guaranty, the following terms have the following meanings:

(i) “Golf Course Owner” shall mean Rio Secco LLC. Cascata LLC. Chariot Run LLC and Grand Bear LLC. collectively, together with their respective successors and assigns.

(ii) “Golf Course User” shall mean Caesars Enterprise Services. LLC and CEOC. LLC. collectively, together with their respective successors and assigns.

(iii) “Golf Course Use Agreement” shall mean that certain Golf Course Use Agreement, dated October 6, 2017. as amended by that certain First Amendment to Golf Course Use Agreement, dated April 20, 2020. as further amended by that certain Second Amendment to Golf Course Use Agreement, dated as of the date hereof, and as may be further amended, restated, supplemented, waived or otherwise modified from time to time.

[Signature Page to Follow]

Exhibit N - 16

EXECUTED as of the date first set forth above.

GUARANTOR:

ELDORADO RESORTS, INC., a Nevada corporation

By:
Name:
Title:

[Signature Page to Regional Lease Guaranty]

Exhibit N - 17

LANDLORD:

HORSESHOE COUNCIL BLUFFS LLC

HARRAH’S COUNCIL BLUFFS LLC

HARRAH’S METROPOLIS LLC

HORSESHOE SOUTHERN INDIANA LLC

NEW HORSESHOE HAMMOND LLC

NEW HARRAH’S NORTH KANSAS CITY LLC

GRAND BILOXI LLC

HORSESHOE TUNICA LLC

NEW TUNICA ROADHOUSE LLC

CAESARS ATLANTIC CITY LLC

BALLY’S ATLANTIC CITY LLC

HARRAH’S LAKE TAHOE LLC

HARVEY’S LAKE TAHOE LLC

HARRAH’S RENO LLC

BLUEGRASS DOWNS PROPERTY OWNER LLC

VEGAS DEVELOPMENT LLC

VEGAS OPERATING PROPERTY LLC

MISCELLANEOUS LAND LLC

PROPCO GULFPORT LLC

PHILADELPHIA PROPCO LLC,

HARRAH’S ATLANTIC CITY LLC,

NEW LAUGHLIN OWNER LLC,

HARRAH’S NEW ORLEANS LLC

each, a Delaware limited liability company

By:
Name: David A. Kieske
Title: Treasurer

HORSESHOE BOSSIER CITY PROP LLC

HARRAH’S BOSSIER CITY LLC,

each, a Louisiana limited liability company

By:
Name: David A. Kieske
Title: Treasurer

[Signature Page to Regional Lease Guaranty]

Exhibit N - 18

GOLF COURSE OWNER:

RIO SECCO LLC,

a Delaware limited liability company

By:
Name: David Kieske
Title: Treasurer

CASCATA LLC,

a Delaware limited liability company

By:
Name: David Kieske
Title: Treasurer

CHARIOT RUN LLC,

a Delaware limited liability company

By:
Name: David Kieske
Title: Treasurer

GRAND BEAR LLC,

a Delaware limited liability company

By:
Name: David Kieske
Title: Treasurer

[Signature Page to Regional Lease Guaranty]

Exhibit N - 19

Schedule A

EXISTING LANDLORD ENTITIES

Horseshoe Council Bluffs LLC

Harrah’s Council Bluffs LLC

Harrah’s Metropolis LLC

Horseshoe Southern Indiana LLC

New Horseshoe Hammond LLC

Horseshoe Bossier City Prop LLC

Harrah’s Bossier City LLC

New Harrah’s North Kansas City LLC

Grand Biloxi LLC

Horseshoe Tunica LLC

New Tunica Roadhouse LLC

Caesars Atlantic City LLC

Bally’s Atlantic City LLC

Harrah’s Lake Tahoe LLC

Harvey’s Lake Tahoe LLC

Harrah’s Reno LLC

Bluegrass Downs Property Owner LLC

Vegas Development LLC

Vegas Operating Property LLC

Miscellaneous Land LLC

Propco Gulfport LLC

Philadelphia Propco LLC

Exhibit N - 20

Schedule B

EXISTING TENANT ENTITIES

CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.

HBR Realty Company LLC

Harveys Iowa Management Company LLC

Southern Illinois Riverboat/Casino Cruises LLC

Caesars Riverboat Casino LLC

Roman Holding Company of Indiana LLC

Horseshoe Hammond, LLC

Horseshoe Entertainment

Harrah’s Bossier City Investment Company, LLC

Harrah’s North Kansas City LLC

Grand Casinos of Biloxi, LLC

Robinson Property Group LLC

Tunica Roadhouse LLC

Boardwalk Regency LLC

Caesars New Jersey LLC

Bally’s Park Place LLC

Harveys Tahoe Management Company LLC

Players Bluegrass Downs LLC

Casino Computer Programming, Inc.

Harveys BR Management Company, Inc.

Hole in the Wall, LLC

Chester Downs and Marina, LLC

Exhibit N - 21

EXHIBIT O

FORM OF FEE MORTGAGEE SNDA

[SEE ATTACHED]

Exhibit O - 1

APNs:

103100600, 103100601, 103100603, 103100604, 103100605, 103100606, 103100607, 103100608, 103100609, 103100202, 103100201, 103100101, 103100102, 105100404, 105100406

RECORDING REQUESTED BY,

AND WHEN RECORDED MAIL TO:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attention: Ari Blaut

SUBORDINATION, NONDISTURBANCE

AND ATTORNMENT AGREEMENT

This SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT (the “Agreement”) effective as of                     , 2020 is made and entered into on                     , 2020, and is by and among Goldman Sachs Bank USA, as collateral agent for those certain lenders pursuant to the Credit Agreement (as defined below), a New York State-chartered bank, having an address at 200 West Street, New York, New York 10282 (together with its successors and assigns in such capacity, “Agent”), the entities listed on Schedule A attached hereto (collectively, and together with their respective successors and assigns. “Landlord”) (solely for purposes of Sections 4 and 5(b)(y)(B) hereof) and the entities listed on Schedule B attached hereto (collectively, and together with their respective successors and assigns. “Tenant”).

WHEREAS, by a certain Lease (Non-CPLV), dated as of October 6, 2017. between Landlord and Tenant, as amended by (i) that certain First Amendment to Lease (Non-CPLV). dated as of December 22, 2017. (ii) that certain Second Amendment to Lease (Non-CPLV) and Ratification of SNDA. dated as of February 16, 2018. (iii) that certain Third Amendment to Lease (Non-CPLV). dated as of April 2, 2018. (iv) that certain Fourth Amendment to Lease (Non-CPLV). dated as of December 26, 2018. (v) that certain Omnibus Amendment to Leases. dated as of June 1, 2020. and (vi) that certain Fifth Amendment to Lease (Non-CPLV). dated as of                     , 2020 (as the same may be amended, modified or supplemented from time to time, collectively, the “Lease”), Landlord leased to Tenant the Leased Property (as such term is defined in the Lease), including the Property (as defined below), as evidenced by that certain Memorandum of Lease, dated as of                     , 2020. and recorded in the conveyance records of the Clerk of Court for the Parish of Orleans. State of Louisiana (“Recorder’s Office”) as Conveyance Instrument Number                     , Notarial Archives Number                     ;

WHEREAS, Agent and certain other lenders have made or intend to make a loan (the “Loan”) to an affiliate of the Landlord pursuant to the terms of that certain Credit Agreement, dated as of December 22, 2017, by and among VICI Properties 1 LLC. as the borrower (the

Exhibit O - 2

“Borrower”), the Agent, and the other financial institutions party thereto from time to time, as amended by that certain Amendment No. 1 to Credit Agreement, dated September 24, 2018, as amended by that certain Amendment No. 2 to Credit Agreement, dated May 15, 2019, as amended by that certain Amendment No. 3 to Credit Agreement, dated May 15, 2019 (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, the “Credit Agreement”). which Loan shall be secured by, among other things, that certain First Lien Fee and Leasehold Multiple Indebtedness Mortgage, Security Agreement, and Pledge of Leases and Rents, dated                     , 2020 recorded in the mortgage records of the Recorder’s Office as Mortgage Instrument Number                     , Notarial Archives Number                      (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Mortgage”) encumbering the immovable property more particularly described on Exhibit A annexed hereto and made a part hereof (the “Property”); as well as that certain UCC 1 Financing Statement maintained in the Central Registry of the Louisiana Secretary of State (the “UCC Financing Statement”) encumbering the movable property as more particularly described in the UCC Financing Statement;

WHEREAS, Tenant acknowledges that Agent will rely on this Agreement in making the Loan to the Borrower;

WHEREAS, Agent and Tenant desire to evidence their understanding with respect to the Mortgage and the Lease as hereinafter provided; and

WHEREAS, pursuant to Section 31.1 of the Lease, Tenant has agreed to deliver this Agreement and will subordinate the Lease to the Mortgage and to the lien thereof and. in consideration of Tenant’s delivery of this Agreement, Agent has agreed not to disturb Tenant’s possessory rights in the Property under the Lease on the terms and conditions hereinafter set forth.

NOW. THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

1. Tenant covenants, stipulates and agrees that the Lease and all of Tenant’s right, title and interest in and to the Property thereunder (including but not limited to any option to purchase, right of first refusal to purchase or right of first offer to purchase the Property or any portion thereof) is hereby, and shall at all times continue to be, subordinated and made secondary and inferior in each and every respect to the Mortgage and the lien thereof, to all of the terms, conditions and provisions thereof and to any and all advances made or to be made thereunder, so that at all times the Mortgage shall be and remain a lien on the Property prior to and superior to the Lease for all purposes, subject to the provisions set forth herein. Subordination is to have the same force and effect as if the Mortgage and such renewals, modifications, consolidations, replacements and extensions had been executed, acknowledged, delivered and recorded prior to the Lease, any amendments or modifications thereof and any notice thereof.

2. Agent agrees that if Agent exercises any of its rights under the Mortgage, including entry or foreclosure of the Mortgage or exercise of a power of sale under the Mortgage, Agent, or any person who acquires any portion of the Property in a foreclosure or similar proceeding or in a transfer in lieu of any such foreclosure, (a) will not terminate or disturb Tenant’s right to use, occupy and possess the Property, nor any of Tenant’s rights, privileges and options under the terms

Exhibit O - 3

of the Lease, so long as there is no continuing Tenant Event of Default (as defined in the Lease) (or. if there is a continuing Tenant Event of Default, this clause (a) shall be subject to the rights granted to a Permitted Leasehold Mortgagee (as defined in the Lease) as expressly set forth in the Lease) and (b) will be bound by the provisions of Article XVII of the Lease for the benefit of each Permitted Leasehold Mortgagee (as defined in the Lease). In addition, Agent or any person prosecuting such rights and remedies agrees that, so long as the Lease has not been terminated on account of a Tenant Event of Default. Agent or such other person, as the case may be. shall not name or join Tenant as a defendant in any exercise of Agent’s or such person’s rights and remedies arising upon a default under the Mortgage unless applicable law requires Tenant to be made a party thereto as a condition to proceeding against Landlord. In the latter case. Agent or any person prosecuting such rights and remedies may join Tenant as a defendant in such action only for such purpose and not to terminate the Lease or otherwise adversely affect Tenant’s rights under the Lease or this Agreement in such action. Notwithstanding anything to the contrary contained herein, if a Tenant Event of Default has occurred and is continuing at such time that a Successor Landlord (defined below) takes ownership and leasehold title to the Property, such Successor Landlord shall be subject to the terms and provisions in the Lease concerning the exercise of rights and remedies upon such Tenant Event of Default, including the provisions of Articles XVI. XVII and XXXVI.

3. If. at any time Agent (or any person, or such person’s successors or assigns, who acquires the interest of Landlord under the Lease through foreclosure of the Mortgage, transfer in lieu of foreclosure or otherwise) shall succeed to the rights of Landlord under the Lease as a result of a default or event of default under the Mortgage. Tenant shall attorn to and recognize such person so succeeding to the rights of Landlord under the Lease (herein sometimes called “Successor Landlord”) as Tenant’s landlord under the Lease, said attornment to be effective and self-operative without the execution of any further instruments.

4. Landlord authorizes and directs Tenant to honor any written demand or notice from Agent instructing Tenant to pay rent or other sums to Agent rather than Landlord (a “Payment Demand”), regardless of any other or contrary notice or instruction which Tenant may receive from Landlord before or after Tenant’s receipt of such Payment Demand. Tenant may rely upon any notice, instruction. Payment Demand, certificate, consent or other document from, and signed by. Agent and shall have no duty to investigate the same or the circumstances under which the same was given. Any payment made by Tenant to Agent or in response to a Payment Demand shall be deemed proper payment by Tenant of such sum pursuant to the Lease.

5. (a) If Agent shall become the owner of the Property or the Property shall be sold by reason of foreclosure or other proceedings brought to enforce the Mortgage or if the Property shall be transferred by deed in lieu of foreclosure. Agent or any Successor Landlord shall be deemed to have assumed all terms and covenants of the Lease to be observed or performed by Landlord from and after the date on which such Agent or such Successor Landlord (as the case may be) succeeds to Landlord’s interests under the Lease: provided, however, such Agent or Successor Landlord (as the case may be) shall not be:

Exhibit O - 4

(i) liable for any act or omission of any prior landlord (including Landlord) or bound by any obligation to make any payment to Tenant which was required to be made prior to the time Agent or such Successor Landlord succeeded to any prior landlord (including Landlord); or

(ii) obligated to cure any defaults of any prior landlord (including Landlord) which occurred, or to make any payment to Tenant which was required to be paid by any prior landlord (including Landlord), prior to the time that Agent or such Successor Landlord succeeded to the interest of such landlord under the Lease; or

(iii) obligated to perform any construction obligations of any prior landlord (including Landlord) under the Lease or liable for any defects (latent, patent or otherwise) in the design, workmanship, materials, construction or otherwise with respect to improvements and buildings constructed on the Property; or

(iv) subject to any offsets, defenses or counterclaims which Tenant may be entitled to assert against any prior landlord (including Landlord); or

(v) bound by any payment of rent or additional rent by Tenant to any prior landlord (including Landlord) for more than one (1) month in advance; or

(vi) bound by any amendment, modification, termination or surrender of the Lease made without the written consent of Agent (except for any amendment or modification entered into pursuant to and in accordance with the Credit Agreement which does not require the consent of Agent, so long as a copy of such amendment or modification is promptly delivered to Agent).

(b) Notwithstanding the foregoing, (x) Tenant reserves any right it may have to any and all claims or causes of action (i) against Landlord for prior losses or damages arising prior to. and (ii) against the Successor Landlord for all losses or damages arising from and after, the date that such Successor Landlord takes title to the Property, and (y) if (i) at any time Agent (or any person, or such person’s successors or assigns, who acquires the Property or the interest of Landlord under the Lease through foreclosure of the Mortgage, transfer in lieu of foreclosure or otherwise) shall acquire the Property or succeed to the rights of Landlord under the Lease as a result of a default or event of default under the Mortgage and (ii) the Successor Landlord or the successor party that acquires the Property acquires fewer than all of the other Facilities (as such term is defined in the Lease) under the Lease, then (A) such party, on the one hand, and Tenant, on the other hand, will enter into a Severance Lease (as defined in the Lease) in accordance with Article XVIII of the Lease (a “Severance Lease”), and references herein to the Lease shall refer to such Severance Lease from and after the time such Severance Lease is executed, and (B) such Severance Lease will constitute a Severance Lease for all purposes of the Lease (including Section 18.2 of the Lease).

6. Tenant hereby represents, warrants, covenants and agrees to and with Agent:

(a) to use commercially reasonable efforts to deliver to Agent, by certified mail, return receipt requested, a duplicate of each notice of default delivered by Tenant to Landlord at the same time as such notice is given to Landlord and no such notice of default shall be deemed given by Tenant under the Lease unless and until a copy of such notice shall have been so delivered to Agent. Agent shall have the right (but shall not be obligated) to cure such default. Tenant shall

Exhibit O - 5

accept performance by Agent or its designee of any term, covenant, condition or agreement to be performed by Landlord under the Lease with the same force and effect as though performed by Landlord. Tenant further agrees to afford Agent or the designee a period of thirty (30) days beyond any period afforded to Landlord or its designee for the curing of such default during which period Agent or its designee may elect (but shall not be obligated) to seek to cure such default, or, if such default cannot be cured within that time, then such additional time as may be necessary to pure such default (including but not limited to commencement of foreclosure proceedings) but in no event more than ninety (90) days, during which period Agent or its designee may elect (but shall not be obligated) to seek to pure such default, prior to taking any action to terminate the Lease;

(b) that Tenant is the sole owner of the leasehold estate created by the Lease; and

(c) to promptly certify, to Tenant’s knowledge, in writing to Agent, in connection with any proposed assignment of the Mortgage, whether or not any default on the part of Landlord then exists under the Lease and to deliver to Agent any tenant estoppel certificates required under the Lease.

7. Tenant acknowledges that the interest of Landlord under the Lease is assigned to Agent solely as security for the obligations of the Borrower pursuant to the Credit Agreement, and Agent shall have no duty, liability or obligation under the Lease or any extension or renewal thereof, unless Agent shall specifically undertake such liability in writing or Agent becomes and then only with respect to periods in which Agent becomes, the owner and leasehold owner of the Property.

8. This agreement was negotiated in the State of New York, which state the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. Accordingly, in all respects this Agreement (and any agreement formed pursuant to the terms hereof) shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without regard to principles or conflicts of law) and any applicable laws of the United States of America, except that all provisions hereof relating to the creation of the leasehold estate and all remedies set forth in Article XVI of the Lease relating to recovery of possession of the Property (such as an action for unlawful detainer, in rem action or other similar action) shall be construed and enforced according to, and governed by, the laws of the State in which the Property is located.

9. This Agreement and each and every covenant, agreement and other provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns (including, without limitation, any successor agent pursuant to the terms of the Credit Agreement) and may be amended, supplemented, waived or modified only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought. Each Permitted Leasehold Mortgagee (as defined in the Lease) (for so long as such Permitted Leasehold Mortgagee (as defined in the Lease) holds a Permitted Leasehold Mortgage (as defined in the Lease)) is an intended third party beneficiary of Section 2(b) entitled to enforce the same as if a party to this Agreement.

Exhibit O - 6

10. All notices to be given under this Agreement shall be in writing and shall be deemed served upon receipt by the addressee if served personally or. if mailed, upon the first to occur of receipt or the refusal of delivery as shown on a return receipt, after deposit in the United States Postal Service certified mail, postage prepaid, addressed to the address of Landlord. Tenant or Agent appearing below. Such addresses may be changed by notice given in the same manner. If any party consists of multiple individuals or entities, then notice to any one of same shall be deemed notice to such party.

Agent’s Address:	Goldman Sachs Bank USA 200 West Street New York. New York 10282 Attn: Joshua Desai

With a copy to:	Sullivan & Cromwell LLP 125 Broad Street. New York. New York 10004 Attn: Ari B. Blaut. Esq.

Tenant’s Address:	Jazz Casino Company. L.L.C. c/o Caesars Entertainment. Inc. 100 West Liberty Street. Suite 1150 Reno, NV 89501 Attention: General Counsel Email: equatmann@eldoradoresorts.com

With a copy to:	Latham & Watkins 12670 High Bluff Drive San Diego. CA 92130 Attn: Sony Ben-Moshe

Landlord’s Address:	Harrah’s New Orleans LLC c/o VICI Properties Inc. 535 Madison Avenue. 20th Floor New York. NY 10022 Attn: corplaw@viciproperties.com

With a copy to:	Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York. New York 10036 Attn: Tzvi Rokeach

11. If this Agreement conflicts with the Lease, then this Agreement shall govern as between the parties and any Successor Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to. or for delivery of nondisturbance agreements by the holder of. the Mortgage.

Exhibit O - 7

12. In the event Agent shall acquire Landlord’s interest in the Property. Tenant shall look only to the estate and interest, if any. of Agent in the Property for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Agent as a Successor Landlord under the Lease or under this Agreement, and no other property or assets of Agent shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to the Lease, the relationship of the landlord and tenant under the Lease or Tenant’s use or occupancy of the Property or any claim arising under this Agreement.

13. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, such provision shall be deemed deleted from this Agreement, and the other provisions of this Agreement shall remain in full force and effect, and shall be liberally construed in favor of Agent.

14. This Agreement constitutes the entire agreement between Agent and Tenant regarding the subordination of the Lease to the Mortgage and the rights and obligations of Tenant and Agent as to the subject matter of this Agreement.

15. Except as expressly provided for in this Agreement. Agent shall have no obligations to Tenant with respect to the Lease.

16. Tenant represents to Agent that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions. Agent represents to Tenant that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions.

17. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed to be effective as of the day and year first above written.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit O - 8

AGENT:

GOLDMAN SACHS BANK USA, a New York State-chartered bank

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF NEW YORK

COUNTY OF NEW YORK

On the      day of                      in the year 2020, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

IN WITNESS WHEREOF. I have hereunto set my hand and official seal.

Notary Public

My Commission Expires:

[Signature Page to SNDA - Harrah’s New Orleans]

Exhibit O - 9

LANDLORD (solely for purposes of Sections 4 and 5(b)(y)(B) hereof):

Harrah’s New Orleans LLC. a Delaware limited liability company

By:
Name: David Kieske
Title: Treasurer

ACKNOWLEDGMENT

STATE OF NEW YORK

COUNTY OF NEW YORK

On the      day of                      in the year 2020. before me. the undersigned                     , personally appeared David Kieske. personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

IN WITNESS WHEREOF. I have hereunto set my hand and official seal.

Notary Public

My Commission Expires:

[Signature Page to SNDA - Harrah’s New Orleans]

Exhibit O - 10

STATE OF NEVADA

COUNTY OF WASHOE

Thus done and passed by Jazz Casino Company. L.L.C, in the presence of the undersigned notary public, duly commissioned and qualified in and for the County of Washoe. State of Nevada, and the undersigned competent witnesses on the              day of                     , 2020. who hereunto signed their names together with the appearer and the undersigned notary public.

TENANT:

JAZZ CASINO COMPANY, L.L.C., a Louisiana limited liability company

By:
Name:	Edmund L. Quatmann, Jr.
Title:	Secretary

WITNESSES:

By:

Print Name:

By:

Print Name:

Notary Public
Print Name:

Notary/Bar Roll No.

My commission expires:

[Signature Page to SNDA - Harrah’s New Orleans]

Exhibit O - 11

SCHEDULE A

LANDLORD ENTITIES

Horseshoe Council Bluffs LLC

Harrah’s Council Bluffs LLC

Harrah’s Metropolis LLC

Horseshoe Southern Indiana LLC

New Horseshoe Hammond LLC

Horseshoe Bossier City Prop LLC

Harrah’s Bossier City LLC

New Harrah’s North Kansas City LLC

Grand Biloxi LLC

Horseshoe Tunica LLC

New Tunica Roadhouse LLC

Caesars Atlantic City LLC

Bally’s Atlantic City LLC

Harrah’s Lake Tahoe LLC

Harvey’s Lake Tahoe LLC

Harrah’s Reno LLC

Bluegrass Downs Property Owner LLC

Vegas Development LLC

Vegas Operating Property LLC

Miscellaneous Land LLC

Propco Gulfport LLC

Philadelphia Propco LLC

Harrah’s New Orleans LLC

Harrah’s Atlantic City LLC

New Laughlin Owner LLC

Exhibit O - 12

SCHEDULE B

TENANT ENTITIES

CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.

HBR Realty Company LLC

Harveys Iowa Management Company LLC

Southern Illinois Riverboat/Casino Cruises LLC

Caesars Riverboat Casino, LLC

Roman Holding Company of Indiana LLC

Horseshoe Hammond, LLC

Horseshoe Entertainment

Harrah’s Bossier City Investment Company, L.L.C.

Harrah’s North Kansas City LLC

Grand Casinos of Biloxi, LLC

Robinson Property Group LLC

Tunica Roadhouse LLC

Boardwalk Regency LLC

Caesars New Jersey LLC

Bally’s Park Place LLC

Harveys Tahoe Management Company LLC

Players Bluegrass Downs LLC

Hole in the Wall, LLC

Casino Computer Programming, Inc.

Harveys BR Management Company, Inc.

Chester Downs and Marina, LLC

Jazz Casino Company, L.L.C.

Harrah’s Atlantic City Operating Company LLC

Harrah’s Laughlin, LLC

Exhibit O - 13

EXHIBIT A

PROPERTY DESCRIPTION

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE PARISH OF ORLEANS, STATE OF LOUISIANA, AND IS DESCRIBED AS FOLLOWS:

Owned Property

One certain piece or portion of ground, together with all the buildings and improvements thereon, situated in the First District, City of New Orleans, in Square 16-A bounded by Lafayette Street, South Peters Street, Poydras Street and Square 4 and is designated as Lot H-l A in accordance with a plan of re-subdivision by the office of Gandolfo Kuhn, L.L.C, dated April 10, 2006, drawing number T-182-20. approved by the City Planning Commission on June 4, 2008, and filed as Declaration of Title Change on June 26, 2008, recorded in Instrument No. 411525 on July 1, 2008 and is also shown on a survey by Gandolfo Kuhn, L.L.C, dated May 30, 2008; drawing number T-182-22 and is more particularly described as follows:

Begin at the intersection of the east line of South Peters Street, with the south line of Poydras Street; thence along said line of Poydras Street, South 76°14’24” East, a distance of 177.74 feet to a point and corner: thence go South 2°00’19” East, a distance of 369.93 feet along the division line of Square 16-A and Square 4 to the north line of Lafayette Street; thence along said line North 75°59’17” West, a distance of 180.25 feet to the east line of South Peters Street: thence along said line North 1°39’49” West, a distance of 368.50 feet to the south line of Poydras Street and the point of beginning. containing 63,614 square feet.

Leased Property

Casino Premises:

A CERTAIN PORTION OF GROUND, together with all the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes and advantages thereunto belonging or in anywise appertaining, situated in the First Municipal District of the City of New Orleans bounded by Canal, South Peters, and Poydras Streets, and Convention Center Boulevard shown as Square RS on a survey plat by the office of Gandolfo, Kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3, being more particularly described as follows:

Begin at Point A, being the southeast intersection of South Peters and Canal Streets, measure thence along the east or river side line of South Peters Street South 1 degree 39 minutes 1 second East, a distance of 727.65 feet to the northerly line of Poydras Street and Point B; thence along said line of Poydras Street South 76 degrees 14 minutes 24 seconds East, a distance of 540.52 feet to the westerly or land side line of Convention Center Boulevard and Point C, also being the easterly line of former Delta Street; thence North 2 degrees 24 minutes 29 seconds West, a distance of 455.48 feet to the southerly line of Canal Street and Point K; thence along said line of Canal Street, North 52 degrees 44 minutes 2 seconds West, a distance of 661.98 feet to Point A and the Point of Beginning and containing 7.016 acres.

Together with the existing tunnel portions in the following described subsurface areas:

Exhibit O - 14

Canal Street Portion:

THAT PORTION OF CANAL STREET which lies between two horizontal planes, the lower plane lying and being at an elevation of -5 feet Cairo Datum and the upper plane lying and being at an elevation of 30 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 1991, NGS Published Value having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Canal Street right of way, First Municipal District, City of New Orleans, Orleans Parish, Louisiana, the horizontal boundaries of which are more fully described as follows:

Commencing at Point K, being the intersection of the easterly line of former Delta Street and the southerly line of Canal Street, and also being the northeast corner of Square RS, measure thence along the southerly line of Canal Street North 52 degrees 44 minutes 02 seconds West, a distance of 87.04 feet to the Point of Beginning. From the Point of Beginning, measure thence along the southerly line of Canal Street North 52 degrees 44 minutes 02 seconds West, a distance of 129.11 feet to the westerly line of the former I-310 Tunnel; thence along said line along a curve to the right having a radius of 1689.02 feet, a distance of 78.94 feet to the northerly line of said Tunnel; thence along said line South 85 degrees 05 minutes 17 seconds East, a distance of 104 feet to the easterly line of the former I-310 Tunnel; thence along said line along a curve to the left having a radius of 1585.02 feet, a distance of 148.4 feet to the Point of beginning and containing 11,774 square feet, as shown on a survey plat by Gandolfo, Kuhn & Associates, last dated October 20, 1998. Drawing No. T-182-3.

Poydras Street Portion:

THAT PORTION OF POYDRAS STREET which lies between two horizontal planes, the lower plane lying and being at an elevation of -5 feet Cairo Datum and the upper plane lying and being at an elevation 30 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 1991, NGS Published Value having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Poydras Street right of way. First Municipal District, City of New Orleans, Orleans Parish, Louisiana, the horizontal boundaries of which are more fully described as follows:

Commencing at Point B, being the intersection of the northerly line of Poydras Street and the easterly line of S. Peters Street, and also being the southwest corner of Square RS, measure thence along the northerly line of Poydras Street South 76 degrees 14 minutes 24 seconds East, a distance of 361.51 feet to the Point of Beginning.

From the Point of Beginning, measure thence along the northerly line of Poydras Street, South 76 degrees 14 minutes 24 seconds East, a distance of 108.29 feet to the easterly line of the former I-310 Tunnel; thence along said line South 2 degrees 24 minutes 52 seconds East, a distance of 31.08 feet to the southerly line of said Tunnel; thence along said line South 87 degrees 35 minutes 08 seconds West, a distance of 104 feet to the westerly line of the former I-310 Tunnel; thence along said line North 2 degrees 24 minutes 52 seconds West, a distance of 61.24 feet to the Point of Beginning and containing 4,801 square feet, shown on a survey plat by Gandolfo. kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3.

Exhibit O - 15

Lafayette Subsurface Area:

THAT PORTION OF LAFAYETTE STREET which lies between two horizontal planes, the lower plane lying and being at an elevation of -205 feet Cairo Datum (approximate bottom of pile tip) and the upper plane lying and being at an elevation of 30 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 1991. NGS Published Value, having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Lafayette Street right of way. First Municipal District. City of New Orleans, Orleans Parish. Louisiana, the horizontal boundaries of which are more fully described as follows:

Begin at the southwest corner of Square 4 being the northeast intersection of Lafayette and Fulton Streets, thence along the lower line of Lafayette Street South 75 degrees 59 minutes 17 seconds East, a distance of 117 feet 9 inches 5 eighths to a point on the westerly line of Convention Center Boulevard (former South Front Street) which lies 2 inches 1 eighth from the southeast corner of Square 4: thence along the westerly line of Convention Center Boulevard. South 2 degrees 19 minutes 52 seconds East, a distance of 46 feet 10 inches 6 eighths to the upper line of Lafayette Street and Northeast corner of Square 5: thence along the upper line of Lafayette Street North 75 degrees 59 minutes 17 seconds West, a distance of 118 feet 1 inch 1 eighth to the easterly line of Fulton Street: thence along the easterly line of Fulton Street North 2 degrees 0 minutes 19 seconds West, a distance of 46 feet 9 inches 7 eighths to the Point of Beginning, and containing 5.308 square feet all in accord with a survey plat by Gandolfo. Kuhn & Associates, dated October 20. 1998. Drawing No. T-182-3.

Poydras Street Support Facility Premises:

Square 4, Lot 1:

A CERTAIN PARCEL OF LAND, together with all the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes and advantages thereunto belong or in anywise appertaining, situated in the First District of the City of New Orleans, in Square 4. Orleans Parish. Louisiana, bounded by Convention Center Boulevard (formerly South Front Street). Lafayette. Fulton and Poydras Streets, which said parcel is designated as Lot 1 and is the only lot of and comprises the whole of said Square 4. on plan of resubdivision of Stephen L. Gremillion of Engineering Technology. Inc., dated June 28, 1982, approved by the City Planning Commission under Subdivision Docket No. 96/82, registered as a Declaration of Title Change under Entry No. 466470 in Conveyance Office Book 781, folio 237, records of Orleans Parish, and according to a survey by John J. Avery, Jr., L.S., dated August 24, 1990, and according to survey plat by Gandolfo. Kuhn & Associates. Drawing No. T-182-3. dated October 20. 1998. said Lot 1 is described as follows:

Beginning at the intersection of the upper line of Poydras Street with the westerly line of Convention Center Boulevard; thence along said line of Convention Center Boulevard. South 2 degrees. 23 minutes. 18 seconds East. 371 feet. 1 inch. 0 1/2 eighths to the lower line of Lafayette Street; thence along said line North 75 degrees, 59 minutes, 17 seconds West, 117 feet, 7 inches, 4 eighths to the East line of Fulton Street; thence along said line. North 2 degrees, 0 minutes, 19 seconds West, 369 feet, 10 inches, 1 eighth to the upper line of Poydras Street; thence along said line. South 76 degrees. 14 minutes. 24 seconds East, 114 feet, 10 inches, 6 eighths to the westerly line of Convention Center Boulevard and the Point of Beginning and containing 41,385 square feet.

Exhibit O - 16

Square 5, Lot G:

A CERTAIN LOT OF GROUND, together with all the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes and advantages thereunto belong or in anywise appertaining, situated in the First Municipal District. City of New Orleans, in Square 5. Orleans Parish. Louisiana, bounded by Convention Center Boulevard. Girod. Fulton, and Lafayette Streets, designated as Lot G on a survey plat by the office of Gandolfo, Kuhn and Associates dated October 20, 1998. Drawing No. T-182-3 and is more particularly described as follows:

Beginning at the southeast comer of Square 5 being the intersection of westerly line of Convention Center Blvd. with the northerly line of Girod St.; thence along the northerly line of Girod St. North 76 degrees. 00 minutes. 54 seconds West. 120 feet 2 inches 6 eighths to the easterly line of Fulton St.; thence along said easterly line; North 02 degrees 00 minutes 19 seconds West 363 feet 6 inches 2 eights to the southerly line of Lafayette Street; thence along said southerly line South 75 degrees 59 minutes 17 seconds East, 118 feet, 1 inch, 1 eighth to the westerly line of Convention Center Blvd.; thence along said line. South 02 degrees 19 minutes 52 seconds East, 364 feet, 0 inches, 6 eighths to the northerly line of Girod St. and the point of beginning and containing 41.630 square feet.

Poydras Tunnel Area:

THAT PORTION OF POYDRAS STREET which lies between two horizontal planes, the lower plane lying and being at an elevation of-205 feet Cairo Datum (approximate bottom of pile tip), and the upper plane lying and being at an elevation of 30 feet Cairo Datum (approximate street grade), both as referenced to United States Coast and Geodetic Survey Benchmark B-96 1991. NGS Published Value, having an elevation of 28.72 feet Cairo Datum, which property forms a portion of the Poydras Street right of way. First Municipal District. City of New Orleans. Orleans Parish. Louisiana, the horizontal boundaries of which are more fully described as follows:

Beginning at the northeast corner of Square 4. being the intersection of the west line of Convention Center Boulevard with the south line of Poydras Street. 134 feet wide; thence go along the North line of Square 4. North 76 degrees 14 minutes 24 seconds West, 114 feet 10 inches 6 eighths to the Northwest corner of Square 4, and the East line of Fulton Street; thence along the projection of said line, North 2 degrees 0 minutes 19 seconds West, 139 feet 4 inches 1 eighth to the North line of Poydras Street; thence along said line South 76 degrees 14 minutes 24 seconds East, 180 feet to a point; thence go South 25 degrees 14 minutes 37 seconds West, 136 feet 10 inches 1 eighth to the point of beginning and containing 19.772 square feet, all as shown on a survey plat by Gandolfo. Kuhn & Associates, dated on October 20, 1998; Drawing No. T-182-3.

Encroachment Areas:

A. Those sidewalks and rights of ways adjacent to and portions of Poydras Street. Convention Center Boulevard, Lafayette Street, and Fulton Street located within ten (10) feet from the lot lines of Square 4. First Municipal District. City of New Orleans. Orleans Parish. Louisiana upon which foundations, canopies, roof overhangs, columns, decorative paving, fountains, landscaping, streetscaping, lighting, directional signage, underground utilities and other encroachments are or will be constructed in connection with the improvements located or to be located upon said Square 4. Reference is made to a survey plat by Gandolfo, Kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3.

Exhibit O - 17

B. Those sidewalks and rights of ways adjacent to and portions of Lafayette Street, Fulton Street, Convention Center Boulevard and Girod Street located within ten (10) feet from the lot lines of Square 5, First Municipal District. City of New Orleans, Orleans Parish, Louisiana upon which foundations, canopies, roof overhangs, columns, decorative paving, fountains, landscaping, streetscaping. lighting, directional signage, underground utilities and other encroachments are or will be constructed in connection with the improvements located or to be located upon said Square 5, Reference is made to a survey plat by Gandolfo, Kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3.

C. Those sidewalks and right of ways adjacent to and portions of Poydras Street, Convention Center Boulevard, South Peters Street, and Canal Street located within fifteen (15) feet from the lot lines of Square RS, First Municipal District, City of New Orleans, Orleans Parish. Louisiana, upon which foundations, canopies, roof overhangs, columns, decorative paving, fountains, landscaping, streetscaping. lighting, directional signage, underground utilities and other encroachments are or will be constructed with the Improvements located or to be located upon said Square RS. Reference is made to a survey plat by Gandolfo, Kuhn & Associates, dated October 20, 1998, Drawing No. T-182-3.

Exhibit O - 18

EXHIBIT P

MANAGED FACILITIES IP TRADEMARKS

Any Trademarks included in System-wide IP that are necessary for the operation or management of the Facilities, including the Trademark listed below:

Horseshoe Council Bluffs

Harrah’s Council Bluffs

Harrah’s Metropolis

Caesars Southern Indiana

Horseshoe Hammond

Horseshoe Bossier City

Harrah’s Bossier City (Louisiana Downs)

Harrah’s North Kansas City

Harrah’s Gulf Coast

Horseshoe Tunica

Tunica Roadhouse

Caesars Atlantic City

Bally’s Atlantic City

Harrah’s Lake Tahoe

Harveys Lake Tahoe

Harrah’s Reno

Bluegrass Downs

Harrah’s Philadelphia

Harrah’s New Orleans

Harrah’s Laughlin

Harrah’s Atlantic City

Exhibit P - 1

SCHEDULE A

LANDLORD ENTITIES

Horseshoe Council Bluffs LLC

Harrah’s Council Bluffs LLC

Harrah’s Metropolis LLC

Horseshoe Southern Indiana LLC

New Horseshoe Hammond LLC

Horseshoe Bossier City Prop LLC

Harrah’s Bossier City LLC

New Harrah’s North Kansas City LLC

Grand Biloxi LLC

Horseshoe Tunica LLC

New Tunica Roadhouse LLC

Caesars Atlantic City LLC

Bally’s Atlantic City LLC

Harrah’s Lake Tahoe LLC

Harvey’s Lake Tahoe LLC

Harrah’s Reno LLC

Bluegrass Downs Property Owner LLC

Vegas Development LLC

Vegas Operating Property LLC

Miscellaneous Land LLC

Propco Gulfport LLC

Philadelphia Propco LLC

Harrah’s Atlantic City LLC

New Laughlin Owner LLC

Harrah’s New Orleans LLC

Schedule A - 1

SCHEDULE B

TENANT ENTITIES

CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.

HBR Realty Company LLC

Harveys Iowa Management Company LLC

Southern Illinois Riverboat/Casino Cruises LLC

Caesars Riverboat Casino, LLC

Roman Holding Company of Indiana LLC

Horseshoe Hammond, LLC

Horseshoe Entertainment

Harrah’s Bossier City Investment Company, L.L.C.

Harrah’s North Kansas City LLC

Grand Casinos of Biloxi, LLC

Robinson Property Group LLC

Tunica Roadhouse LLC

Boardwalk Regency LLC

Caesars New Jersey LLC

Bally’s Park Place LLC

Harveys Tahoe Management Company LLC

Players Bluegrass Downs LLC

Hole in the Wall, LLC

Casino Computer Programming, Inc.

Harveys BR Management Company, Inc.

Chester Downs and Marina, LLC

Harrah’s Atlantic City Operating Company, LLC

Harrah’s Laughlin, LLC

Jazz Casino Company, L.L.C.

Schedule B - 1

SCHEDULE 1

GAMING LICENSES

Unique ID	Legal Entity Name	License Category	Type of License	Issuing Agency	State	Description of License
294	Bally’s Park Place LLC	Gaming	Lottery License	State of NJ, Lottery Commission	New Jersey	Bally’s Atlantic City

446	Bally’s Park Place LLC	Gaming	Casino License / Sports Wagering License	New Jersey Casino Control Commission	New Jersey	Bally’s Atlantic City

447	Boardwalk Regency LLC	Gaming	Casino License	New Jersey Casino Control Commission	New Jersey	Caesars Atlantic City

00718-02	CEOC, LLC	Gaming	Non restricted Gaming License / Manufacturer/ Distributor License	Nevada Gaming Commission	Nevada	Harrah’s Reno

458	Caesars Riverboat Casino, LLC	Gaming	Riverboat Gaming License	Indiana Gaming Commission	Indiana	Caesars Southern Indiana

0974	Casino Computer Programming, Inc.	Gaming	Manufacturer/Distributor Gaming license	Mississippi Gaming Commission	Mississippi	(allows us to be Manufacturer/Distributor)

0972	Grand Casinos of Biloxi, LLC	Gaming	Gaming License	Mississippi Gaming Commission	Mississippi	Harrah’s Gulf Coast

463	Harrah’s Bossier City Investment Company, L.L.C.	Gaming	Slot Machine Gaming License	Louisiana Gaming Control Board	Louisiana	Louisiana Downs

21-29849	Harrah’s Bossier City Investment Company, L.L.C.	Racing	Racing and Offtrack Wagering	Louisiana State Racing Commission	Louisiana	Louisiana Downs

MGC156031	Harrah’s North Kansas City LLC	Gaming	Gaming License	Missouri Gaming Commission	Missouri	Harrah’s North Kansas City

456	Harveys BR Management Company, Inc.	Gaming	Approved as Manager Also has Lottery license with IA Lottery	Iowa Racing and Gaming Commission	Iowa	Horseshoe Council Bluffs

Schedule 1 - 1

Unique ID	Legal Entity Name	License Category	Type of License	Issuing Agency	State	Description of License
455	Harveys Iowa Management Company LLC	Gaming	Gaming License Sports Wagering License; also has a shelf approval	Iowa Racing and Gaming Commission	Iowa	Harrah’s Council Bluffs

01070-01	Harveys Tahoe Management Company LLC	Gaming	Non restricted Gaming License Race and Sports book wagering licenses; also has a Distributor license	Nevada Gaming Commission	Nevada	Harveys Lake Tahoe

01070-01	Harveys Tahoe Management Company LLC	Gaming	Non restricted Gaming License Race and Sports book wagering licenses	Nevada Gaming Commission	Nevada	Harrah’s Lake Tahoe

457	Horseshoe Hammond, LLC	Gaming	Casino Owner’s License	Indiana Gaming Commission	Indiana	Horseshoe Hammond

462	Horseshoe Entertainment	Gaming	Riverboat Gaming License	Louisiana Gaming Control Board	Louisiana	Horseshoe Bossier City

459	Robinson Property Group LLC	Gaming	Gaming License	Mississippi Gaming Commission	Mississippi	Horseshoe Tunica

121	Roman Holding Company of Indiana LLC	Gaming	Certificate of Documentation	United States Coast Guard	Indiana	Permits operation of riverboat

454	Southern Illinois Riverboat/Casino Cruises LLC	Gaming	Owner’s License	Illinois Gaming Board	Illinois	Harrah’s Metropolis

Schedule 1 - 2

Unique ID	Legal Entity Name	License Category	Type of License	Issuing Agency	State	Description of License
	Chester Downs and Marina, LLC	Gaming	Category 1 Slot Operator License / Table Games Operation Certificate; Sports Wagering Certificate	Pennsylvania Gaming Control Board	Pennsylvania	Harrah’s Philadelphia

	Chester Downs and Marina, LLC	Racing	Race Track License; Electronic Wagering License	Pennsylvania State Harness Racing Commission	Pennsylvania	Harrah’s Philadelphia

	Chester Downs and Marina, LLC	Gaming	Lottery License	Pennsylvania Lottery	Pennsylvania	Harrah’s Philadelphia

	Jazz Casino Company, LLC / Harrah’s New Orleans Management Company, LLC	Gaming	Gaming License	Louisiana Gaming Control Board	Louisiana	Harrah’s New Orleans

10720-01	Harrah’s Laughlin, LLC	Gaming	Non-Restricted Gaming License Manufacturer/ Distributor Licenses	Nevada Gaming Commission	Nevada	Harrah’s Laughlin

	Harrah’s Atlantic City Operating Company, LLC	Gaming	Casino License / Sports Wagering License	New Jersey Casino Control Commission	New Jersey	Harrah’s Atlantic City

Schedule 1 - 3

SCHEDULE 2

GROUND LEASES

Bluegrass Downs

Lease Agreement dated as of May 22, 1987, by and between the Inez Johnson, as landlord, and Coy Stacey and Bobby Dexter, as tenant, as assigned to Bluegrass Downs of Paducah, LTD, as of June 1, 1987, as further assigned to Players Bluegrass Downs, Inc. as of November 22, 1993

Leases dated as of July 31, 1987, by and between the Inez Johnson, as landlord, and Wayne and Gloria Simpson, as tenant, as assigned to Players Bluegrass Downs Inc., as of December 16, 1999, and as extended by that certain Extension of Lease Agreement dated as of September 8, 2017

Harrah’s Gulf Coast (formerly known as Grand Biloxi Casino Hotel)

Public Trust Tidelands Lease dated November 16, 2015, and recorded December 1, 2015, by and between Secretary of State, for and on behalf of the State of Mississippi, as lessor, and Grand Casinos of Biloxi, LLC, as tenant

Ground Lease, dated June 23, 1992 , recorded on June 25, 1992 in Book 244 at Page 309, as amended by (i) that certain First Amendment to Ground Lease, dated November 9, 1992, evidenced of record by that Memorandum of First Amendment to Lease, dated February 1, 1993, recorded on February 5, 1993 in Deed Book 251 at Page 385, (ii) that certain Second Amendment to Lease Agreement, dated as of February 1, 1993, and recorded February 5, 1993, in Deed Book 251 at Page 593, and re-recorded [ ] in Deed Book 253 at Page 385, (iii) that certain Third Amendment to Ground Lease, dated as of July 31, 1998, and recorded August 7, 1998, at Deed Book 328, at Page 253, and (iv) that certain Addendum to Ground Lease, dated September 29, 2005, by and between Mavar, Inc. as landlord, and Grand Casinos of Biloxi, LLC, successor in interest to Grand Casinos of Mississippi, Inc. - Biloxi, as tenant

Harrah’s Airplane Hangar

Lease Agreement dated May 19, 1998, as amended pursuant to that certain First Amendment to Imperial Place Air, Ltd. Lease Agreement, dated September 21, 1999, and that certain Second Amendment to Imperial Palace Lease Agreement dated October 7, 2003, and as assigned pursuant to that certain Assignment and Assumption of Agreement dated December 12, 2005, and as further amended pursuant to that Third Amendment to Lease Agreement dated October 2, 2007, by and between the County of Clark, as lessor, and Caesar’s Entertainment Operating Company, Inc., successor in interest to Harrah’s Operating Company, Inc., successor in interest to Sunrise Hangar, LLC, as lessee

Harrah’s Council Bluffs

Sublease Agreement filed of record in Book 95 Page 21438 of the Pottawattamie County records, and later amended by First Amendment to Sublease Agreement filed of record May 4, 2011 in Book 2011 Page 5607 of the Pottawattamie County, Iowa

Schedule 2 - 1

Harrah’s Metropolis

Lease, dated as of October 9, 1995, by and between the City of Metropolis, as landlord, and Southern Illinois Riverboat/Casino Cruises, Inc., as tenant, as amended by that certain First Amendment to Lease Agreement dated March 26, 2001, and that certain Second Amendment to Lease Agreement dated March 9, 2004

Lease, dated as of December 10, 1990, by and between the City of Metropolis as landlord, and Southern Illinois Riverboat/Casino Cruises, Inc. (as successor in interest to P.C.I., Inc., a Nevada corporation), as tenant as amended by that certain Amendment to Lease dated May 26, 1992, Amendment to Lease dated July 13, 1992, Amendment to Lease dated August 25, 1995, Amendment to Lease dated March 26, 2001, Amendment to Lease dated March 9, 2004 and Amendment to Lease dated September 13, 2004

Harrah’s North Kansas City

Ground Lease between Harrah’s North Kansas City LLC, a Missouri limited liability company, as successor-by-merger to Harrah’s North Kansas City Corporation, a Nevada corporation, as Lessee, and The City of North Kansas City, Missouri, as Lessor, dated July 12, 1993, as amended by that certain First Amendment to Ground Lease dated November 22, 1994, that certain Second Amendment to Ground Lease dated as of December 19, 1995, that certain Third Amendment to Ground Lease dated December 22, 1998, that certain Fourth Amendment to Ground Lease dated June 28, 2005, that certain Letter Re: Extension of that certain Ground Lease dated July 12, 1993, dated February 11, 2010, and that certain Letter Re: Extension of that certain Ground Lease dated July 12, 1993, dated October 14, 2014, and as evidenced by that certain Short Form Lease recorded July 28, 1993, in Book 2252, Page 712, of the Office of the Recorder of Deeds for Clay County, Missouri

Harvey’s Lake Tahoe

Parcel 1:

A Leasehold Estate as created and set forth in that certain unrecorded Lease, dated July 9, 1973, by and between PARK CATTLE CO., a Nevada Corporation, as Lessor and HARVEY’S WAGON WHEEL, INC., a Nevada corporation, as Lessee dated February 28, 1985 as disclosed by a MEMORANDUM OF LEASE, dated February 28, 1985 and recorded March 18, 1985, in Book 385, Page 1631, as Document No. 114959, and as modified by (i) an unrecorded Modification of Lease dated April 27, 1979, (ii) an unrecorded Second Amendment to Lease dated February 28, 1985, and (iii) by a unrecorded Third Amendment to the Parking Lease and Assignment of Leases dated June 1, 1997, as disclosed by a MEMORANDUM OF LEASE, dated February 11, 1998, recorded March 6, 1998 in Book 398, Page 1298, as Document No. 434235, and (iv) an unrecorded Fourth Amendment to Lease Agreement, effective as of September 1, 2014, by and between EDGEWOOD COMPANIES, formerly known as PARK CATTLE COMPANY, a Nevada Corporation, as Lessor and TAHOE GARAGE PROPCO, as Lessee and as assigned (x) by that certain unrecorded Assignment of Leases, effective June 1, 1997, where by HARVEY’S CASINO RESORTS, a Nevada corporation, formerly known as HARVEY’S WAGON WHEEL, INC., a Nevada corporation assigned to HARVEY’S TAHOE

Schedule 2 - 2

MANAGEMENT COMPANY, INC., a Nevada corporation and (y) by that certain ASSIGNMENT AND ASSUMPTION OF LEASES recorded January 21, 2008, in Book 108, Page 5387, as Document No. 716866 where HARVEY’S TAHOE MANAGEMENT COMPANY, INC., a Nevada corporation assigned to TAHOE PROPCO, LLC, a Delaware limited liability company and (z) by that certain ASSIGNMENT AND ASSUMPTION OF LEASES recorded January 21, 2008, in Book 108, Page 5393, as Document No. 716867 where TAHOE PROPCO, LLC, a Delaware limited liability company assigned to TAHOE GARAGE PROPCO, LLC, a Delaware limited liability Company as to Parcel 1; and

Parcel 2:

A Leasehold Estate as created and set forth in that certain unrecorded Lease, dated July 9April 17, 19731979, by and between PARK CATTLE CO., a Nevada Corporation, as Lessor and HARVEY’S WAGON WHEEL, INC., a Nevada corporation, as Lessee, as superseded by that certain Net Lease Agreement, dated February 1985, by and between PARK CATTLE CO., a Nevada Corporation, as Lessor and HARVEY’S WAGON WHEEL, INC., a Nevada corporation, as Lessee and by an unrecorded Modification of Lease dated February 28, 1985, as disclosed by a MEMORANDUM OF LEASE, recorded March 18, 1985, in Book 385, Page 1636, as Document No. 114960, and as modified by a unrecorded First Amendment to the Douglas County Greenbelt Lease Agreement dated June 1, 1997, as disclosed by a MEMORANDUM OF LEASE recorded March 6, 1998 in Book 398, Page 1288, as Document No. 434233, and as assigned (i) by that certain unrecorded Assignment of Leases, effective June 1, 1997, where by HARVEY’S CASINO RESORTS, a Nevada corporation, formerly known as HARVEY’S WAGON WHEEL, INC., a Nevada corporation assigned to HARVEY’S TAHOE MANAGEMENT COMPANY, INC., a Nevada corporation and (ii) by that certain ASSIGNMENT AND ASSUMPTION OF LEASES recorded January 21, 2008, in Book 108, Page 5387, as Document No. 716866 where HARVEY’S TAHOE MANAGEMENT COMPANY, INC., a Nevada corporation assigned to TAHOE PROPCO, LLC, a Delaware limited liability company and (iii) by that certain ASSIGNMENT AND ASSUMPTION OF LEASES recorded January 21, 2008, in Book 108, Page 5393, as Document No. 716867 where TAHOE PROPCO, LLC, a Delaware limited liability company assigned to TAHOE GARAGE PROPCO, LLC, a Delaware limited liability Company as to Parcel 2

A leasehold as created by that certain lease dated February 28, 1985, executed by Park Cattle Co., a Nevada corporation, as lessor, and Harvey’s Wagon Wheel, Inc., a Nevada corporation, as lessee, as referenced in the document entitled, “Memorandum of Lease”, which was recorded March 18, 1985 at Book 2410, Page 354, of Official Records, for the term, upon and subject to all the provisions contained in said document, and in said lease.

By First Amendment dated June 1, 1997, executed by Park Cattle Company, a Nevada corporation, as lessor and Harvey’s Casino Resorts, formerly known as Harvey’s Wagon Wheel, Inc., a Nevada corporation, lessee, said lease was modified, as disclosed by that certain Memorandum of Lease, recorded March 30, 1998 at Instrument No. 98-0016398-00, of Official Records.

By Assignment dated February 11, 1998, executed by Harvey’s Wagon Wheel, Inc., a Nevada corporation, as assignor, the interest of the assignor in and to the above leasehold estate was assigned to Harvey’s Tahoe Management Company, Inc., a Nevada corporation, as assignee, recorded March 30, 1998 at Instrument No. 98-0016398-00, of Official Records.

Schedule 2 - 3

By Assignment dated January 30, 2008, executed by Harvey’s Tahoe Management Company, Inc., a Nevada corporation, as assignor, the interest of the assignor in and to the above leasehold estate was assigned to Tahoe Propco, LLC, a Delaware limited liability company, as assignee, recorded February 1, 2008 at Instrument No. 2008-0005109-00, of Official Records.

By Assignment dated January 30, 2008, executed by Tahoe Propco, LLC, a Delaware limited liability company, as assignor, the interest of the assignor in and to the above leasehold estate was assigned to Tahoe Garage Propco, LLC, a Delaware limited liability company, as assignee, recorded February 1, 2008 at Instrument No. 2008-0005108-00, of Official Records.

Horseshoe Bossier City

State of Louisiana Commercial Lease by and between State of Louisiana, State Land Office and Horseshoe Entertainment, a Louisiana Ltd. Partnership, dated July 6, 1994, recorded in the public records of Bossier Parish, Louisiana on July 13, 2004 as Registry No. 810117, as extended by that certain Letter RE: Renewal of Commercial Water Bottom Lease Contract No. 3000, dated June 30, 2014

Lease Agreement by and between Johnny Bonomo, Jr., and Mary C. Bonomo, and Horseshoe Entertainment, dated February 8, 1996

Horseshoe Hammond

Lease Agreement dated April 16, 2002, by and between the National Railroad Passenger Corporation (aka Amtrak), as landlord, and Horseshoe Hammond, LLC, as tenant, as extended by that certain Letter Re: Renewal of Lease Agreement, dated September 11, 2008, as amended pursuant to that certain First Amendment to Lease Agreement dated April 13, 2012, as amended pursuant to that certain Letter Re: Renewal of Lease Agreement dated January 10, 2017

License Agreement dated June 19, 1996, by and between the Department of Waterworks of the City of Hammond and the City of Hammond, Indiana, by and through its Department of Waterworks, as landlord, and Horseshoe Hammond, LLC, as tenant, as amended pursuant to that certain First Amendment to Lease, dated April [ ], 2007

Lease (Casino and Parking) dated June 19, 1996, by and between City of Hammond, Department of Redevelopment, as landlord, and Horseshoe Hammond, LLC, as tenant, as amended pursuant to that certain undated Amendment to Lease, that certain Second Amendment to Lease dated December 5, 2002, that certain Third Amendment to Lease dated December 5, 2006

License Agreement dated June 21, 1996, by and between Hammond Port Authority, as landlord, and Horseshoe Hammond, LLC, as tenant, as amended pursuant to that certain Amendment to License Agreement, dated December 19, 2002.

Schedule 2 - 4

Harrah’s New Orleans

Second Amended and Restated Lease Agreement dated as of April 3, 2020, by and among NOBC, as landlord, Landlord (as the assignee of all of JCC’s right, title and interest therein, pursuant to that certain HNO Ground Lease Assignment and Assumption Agreement dated as of the Fifth Amendment Date, by and between JCC and Landlord), as tenant, and the City of New Orleans, Louisiana, as intervenor, as affected by that certain letter agreement dated as of April 3, 2020.

Schedule 2 - 5

SCHEDULE 3

MAXIMUM FIXED RENT TERM

Property Name	City, State	Maximum Fixed Rent Term[1]	Deadline for Appraisal Described in Clause (c)(iv) of the definition of Rent[2]
Harrah’s Lake Tahoe	Stateline, NV	25	July 31, 2039

Harvey’s Lake Tahoe	Stateline, NV	25	July 31, 2039

Harrah’s Reno	Reno, NV	30	July 31, 2044

Bally’s Atlantic City	Atlantic City, NJ	25	July 31, 2039

Caesars Atlantic City	Atlantic City, NJ	28	July 31, 2044

Horseshoe Hammond	Hammond, IN	25	July 31, 2039

Horseshoe Southern Indiana	Elizabeth, IN	30	July 31, 2044

Harrah’s Metropolis	Metropolis, IL	35	July 31, 2049

Harrah’s North Kansas City	North Kansas City, MO	30	July 31, 2044

Harrah’s Council Bluffs	Council Bluffs, IA	30	July 31, 2044

Horseshoe Council Bluffs	Council Bluffs, IA	20	July 31, 2034

Harrah’s Gulf Coast (formerly known as Grand Biloxi Casino Hotel)	Biloxi, MS	30	July 31, 2044

Horseshoe Tunica	Tunica Resorts, MS	30	July 31, 2044

[1]	Unless otherwise specified, expressed in terms of number of years following the Commencement Date.
[2]

The appraisal must be obtained prior to delivery of a Renewal Notice, which may be delivered at least twelve (12), but not more than eighteen (18), months prior to the then-current Stated Expiration Date (absent the occurrence of a Casualty Event that permits Tenant to deliver a Renewal Notice not more than twenty-four (24) months prior to the then-current Stated Expiration Date in accordance with Section 14.2(a) of this Lease). This column sets forth the date that is immediately prior to the latest date on which a Renewal Notice may be delivered by Tenant to Landlord.

Schedule 3 - 1

Property Name	City, State	Maximum Fixed Rent Term[1]	Deadline for Appraisal Described in Clause (c)(iv) of the definition of Rent[2]
Tunica Roadhouse	Tunica Resorts, MS	30	July 31, 2044

Harrah’s Bossier City (Louisiana Downs)	Bossier City, LA	20	July 31, 2034

Horseshoe Bossier City	Bossier City, LA	30	July 31, 2044

Harrah’s Philadelphia	Chester, PA	29 years 364 days following the Fifth Amendment Date	N/A

Harrah’s Atlantic City	Atlantic City, NJ	35 years following the Fifth Amendment Date	July 31, 2049

Harrah’s Laughlin	Laughlin, NV	30 years following the Fifth Amendment Date	July 31, 2044

Harrah’s New Orleans	New Orleans, LA	35 years following the Fifth Amendment Date	July 31, 2049

Schedule 3 - 2

SCHEDULE 4

SPECIFIED SUBLEASES

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
N/A	Bally’s Park Place LLC	Bally’s Atlantic City	Best Buy kiosk	NewZoom, Inc. d/b/a ZoomSystems	REVOCABLE LICENSE AGREEMENT	10/1/2010	Zoom.pdf

8171	Bally’s Park Place LLC	Bally’s Atlantic City	Buca Di Beppo	Buca di Beppo (USA), LLC	BUCA DI BEPPO - RESTAURANT FRANCHISE AGREEMENT - BALLY’S ATLANTIC CITY, NEW JERSEY	5/15/2014	9500 BAC Buca Franchise Agreement Fully Executed-2.pdf

8197	Bally’s Park Place LLC	Bally’s Atlantic City	Fralinger’s Taffy	Fralinger’s Inc.	FRALINGER’S SALT WATER TAFFY LEASE AGREEMENT	12/1/2014	Fralingers Salt Water Taffy Lease.pdf

8167	Bally’s Park Place LLC	Bally’s Atlantic City	Guy Fieri Barrels & Chops	GRF Enterprises, LLC	RESTAURANT LICENSE AGREEMENT	5/15/2014	9019 - Guy Fieri Barrels Chops - Restaurant License Agreement - Fully Executed.pdf

14871	Bally’s Park Place LLC	Bally’s Atlantic City	Guy Fieri Barrels & Chops	GRF Enterprises, LLC	FIRST AMENDMENT TO THE RESTAURANT LICENSE AGREEMENT	7/1/2015	BAC Fieri Barrel and Chops 1st Am Fully Executed.pdf

N/A	Bally’s Park Place LLC	Bally’s Atlantic City	Guy’s Bar-B-Que Joint	GRF Enterprises, LLC	RESTAURANT LICENSE AGREEMENT	12/22/2015	BAC Guy Fieri BBQ Restaurant License Agreement Fully Executed.pdf

8178	Bally’s Park Place LLC	Bally’s Atlantic City	Harry’s Oyster Bar	Harry’s Oyster Bar, LLC.	LEASE AGREEMENT	8/30/2010	BAC Harry_s Bar_(34186698_1).PDF

Schedule 4 - 1

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
8208	Bally’s Park Place LLC	Bally’s Atlantic City	Johnny Rockets	J. Rockets Development - Atlantic City, LLC d/b/a Johnny Rockets	ADDENDUM TO LEASE AGREEMENT	8/22/2003	Johnny Rockets - Lease Addendum 8-22-03.pdf

8209	Bally’s Park Place LLC	Bally’s Atlantic City	Johnny Rockets	J. Rockets Development - Atlantic City, LLC d/b/a Johnny Rockets	LEASE EXTENSION AGREEMENT	10/1/2009	Johnny Rockets - Lease Extension 10-09.pdf

8207	Bally’s Park Place LLC	Bally’s Atlantic City	Johnny Rockets	J. Rockets Development, LLC	LEASE AGREEMENT	10/1/2003	Johnny Rockets - Lease 8-22-03.pdf

N/A	Bally’s Park Place LLC	Bally’s Atlantic City	Landau	NLH - Short Hills Ltd., Inc.	RETAIL LEASE AGREEMENT	8/5/2004	Landau (Lease).pdf

N/A	Bally’s Park Place LLC	Bally’s Atlantic City	Landau	NLH - Short Hills Ltd., Inc.	ASSIGNMENT AND ASSUMPTION AND FIRST AMENDMENT TO THE RETAIL LEASE AGREEMENT	9/1/2014	Landau Assignment Assumption First Amendment Final.pdf

8215	Bally’s Park Place LLC	Bally’s Atlantic City	Sack O’ Subs	Sacko - AC LLC d/b/a Sack O’Subs	LEASE AGREEMENT	5/19/2010	Sacko-AC LLC LEASE (04-29-10).pdf

N/A	Bally’s Park Place LLC	Bally’s Atlantic City	Walt’s Original Primo Pizza	Phanie M, LLC	LEASE AGREEMENT	4/29/2010	Phanie Pizza Lease.pdf

N/A	Bally’s Park Place LLC	Bally’s Atlantic City	Walt’s Original Primo Pizza	Phanie M, LLC	RENEWAL LETTER	4/25/2016	Phanie Pizza Renewal.pdf

N/A	Boardwalk Regency LLC	Caesars Atlantic City	Best Buy kiosk	NewZoom, Inc. d/b/a ZoomSystems	REVOCABLE LICENSE AGREEMENT	11/1/2010	Zoom2.pdf

8337	Boardwalk Regency LLC	Caesars Atlantic City	Café Tazza	Caffe Mille Luci, LLC	LEASE AGREEMENT	9/8/2010	Caffe Mille Luci-Lease.pdf

Schedule 4 - 2

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
8339	Boardwalk Regency LLC	Caesars Atlantic City	Dusk Nightclub	AC NIGHTLIFE, LLC	LEASE AGREEMENT	1/19/2009	Dusk Lease_(34245171_1).PDF

8288	Boardwalk Regency LLC	Caesars Atlantic City	Dusk Nightclub	AC NIGHTLIFE, LLC D/B/A DUSK	FIRST ADDENDUM TO LEASE AGREEMENT	6/25/2009	3002 - AC Nightlife - Addendum.pdf

8308	Boardwalk Regency LLC	Caesars Atlantic City	Gordon Ramsay Pub	Gordon Ramsay Holdings Limited	DEVELOPMENT, OPERATION AND LICENSE AGREEMENT AMONG GORDON RAMSAY, GORDON RAMSAY HOLDINGS LIMITED AND BOARDWALK REGENCY CORPORATION DBA CAESARS ATLANTIC CITY	5/16/2014	7348 CAC - Gordon GR PUB Development Operation License Agreement - Fully Executed.pdf

8277	Boardwalk Regency LLC	Caesars Atlantic City	Health care provider facility	Shore Health Enterprises, Inc.	AMENDMENT TO OFFICE LEASE AGREEMENT	6/11/2013	12 - Shore Health Lease Amendment_(34170339_1).PDF

8360	Boardwalk Regency LLC	Caesars Atlantic City	Health care provider facility	Shore Health Enterprises, Inc.	OFFICE LEASE AGREEMENT	3/28/2013	Shore Crucial Care Lease fully exec.pdf

8289	Boardwalk Regency LLC	Caesars Atlantic City	Morton’s Steakhouse	MORTON’S OF CHICAGO/ATLANTIC CITY LLC	LEASE AGREEMENT	8/16/2004	3005 - Morton’s - Lease.pdf

8333	Boardwalk Regency LLC	Caesars Atlantic City	Morton’s Steakhouse	Morton’s of Chicago/Atlantic City, LLC	FIRST AMENDMENT TO LEASE AGREEMENT	7/10/2009	CAC Mortons 1st Am_(34186679_1).PDF

8348	Boardwalk Regency LLC	Caesars Atlantic City	Office space	Parker McCay, P.A.	OFFICE LEASE AGREEMENT	3/13/2012	Parker McCay PA - Office Lease_(34245176_1).PDF

Schedule 4 - 3

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
N/A	Boardwalk Regency LLC	Caesars Atlantic City	The Pier	Pier Renaissance	CONSENT TO ASSIGNMENT OF LEASE AND THIRD AMENDMENT TO LEASE	4/1/2015	Pier.pdf

15084	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Corporate/Other	Hertz	The Hertz Corporation	FINANCIAL GUARANTEE AGREEMENT	12/20/2013	FIN The Hertz Corporation Master 2016-12-31.pdf

15085	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Corporate/Other	Hertz	The Hertz Corporation	FIRST AMENDMENT TO THE FINANCIAL GUARANTEE AGREEMENT	10/1/2014	Hertz Amendment.pdf

9686	190 Flamingo, LLC, as assigned to CEOC, LLC, interest by merger to Caesars Entertainment Operating Company, Inc.	Corporate/Other	Jay’s Market	Twobohn II, LLC	LEASE AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT, CONSENT OF LANDLORD	11/6/2006	Jays Market Assign of Lease_(34229214_1).PDF

7221	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Corporate/Other	Starbucks	Starbucks Corporation	STARBUCKS CORPORATION FIRST AMENDMENT TO MASTER LICENSING AGREEMENT	12/21/2011	7924 SBUX 1st Am 12-21-11 Fully Executed.pdf

Schedule 4 - 4

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
14899	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Corporate/Other	Starbucks	Starbucks Corporation	MASTER LICENSING AGREEMENT	9/12/2011	1078 Executed Starbucks MLA 9-12-2011.pdf

14900	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Corporate/Other	Starbucks	Starbucks Corporation	SECOND AMENDMENT TO THE MASTER LICENSING AGREEMENT	9/13/2013	Final Executed Second Amendment (Rincon).pdf

9336	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Harrah’s Council Bluffs	Harrah’s Council Bluffs Ground Lease	Harveys Iowa Management Company, Inc.	GROUND LEASE AGREEMENT	3/27/2002	5106-Harrah’s Operating Company, Inc.-Ground Lease-Executed.pdf

9409	Grand Casinos of Biloxi, LLC	Harrah’s Gulf Coast	Grand Crowne Resorts	Surrey Vacation Resorts, Inc. d/b/a Grand Crowne Resorts Ocean View Vacation Villas	SECOND AMENDMENT TO LEASE AGREEMENT	11/10/2012	6958 - Surrey Vacation Resorts, Inc. - Second Am Ex_(34263062_1).PDF

9416	Grand Casinos of Biloxi, LLC	Harrah’s Gulf Coast	Steak ‘n Shake	Biloxi Coast Management, Inc.	BILOXI COAST MANAGEMENT, INC. DBA STEAK ‘N SHAKE LEASE AGREEMENT	1/16/2014	8672 - Grand Biloxi - Steak N Shake Restaurant Lease - Fully executed.pdf

9435	Grand Casinos of Biloxi, LLC	Harrah’s Gulf Coast	Steak ‘n Shake	STEAK N SHAKE ENTERPRISES, INC.	ADDENDUM TO LEASE AGREEMENT	1/21/2014	Steak N Shake Executed 2014 Addendum to Lease Agreement.pdf

Schedule 4 - 5

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
9417	Grand Casinos of Biloxi, LLC	Harrah’s Gulf Coast	The Magnolia House	LAGNIAPPE CONSULTING, LLC	RESTAURANT LICENSE AGREEMENT	12/23/2013	8897 - Grand Biloxi - Lagniappe Consulting -Restaurant License Agreement Fully Executed.pdf

9388	Harrah’s Bossier City Investment Company, L.L.C.	Harrah’s Louisiana Downs	Fuddrucker’s*	CASINO BOSSIER, INC. D/B/A FUDDRUCKER’S RESTAURANT	Lease Agreement	6/8/2007	Fuddrucker’s - LA Downs.pdf

N/A	Harrah’s North Kansas City, LLC	Harrah’s North Kansas City	Randolph parking lot	CASECO Truck Body & Equipment Sales	LEASE AGREEMENT	1/5/2016	Caseco Lease Agreement.pdf

7721	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Harrah’s Reno	Hash House a Go	Reno Run LLC	FIRST AMENDMENT TO THE LEASE AGREEMENT	1/4/2012	Harrah’s Reno Hash House 1st Am_(34186744_1).PDF

14991	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Harrah’s Reno	Hash House a Go	Reno Run LLC	LEASE AGREEMENT	1/7/2011	DOC.PDF

14992	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Harrah’s Reno	Hash House a Go	Reno Run LLC	SECOND AMENDMENT TO THE LEASE AGREEMENT	1/1/2015	img-208061832-0001.pdf

Schedule 4 - 6

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
15086	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Harrah’s Reno	Hertz	The Hertz Corporation	CONCESSION AGREEMENT	12/20/2013	Executed Hertz - Harrah’s Reno Concession Agmt.pdf

9761	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Harrah’s Reno	Ichiban Japanese Steakhouse	Karma Restaurants, Inc.	LEASE AGREEMENT	5/1/2005	Asset 17 REN Ichiban Lease_(34263177_1).PDF

N/A	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Harrah’s Reno	Ichiban Japanese Steakhouse	Karma Restaurants, Inc.	EXTENSION LETTER	2/20/2015	Ichibans Extension Letter.pdf

7724	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Harrah’s Reno	Landau	Landau Casino Inc	RETAIL LEASE AGREEMENT	11/1/2011	Harrah’s Reno Landau_(34186748_1).PDF

N/A	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Harrah’s Reno	Landau	Landau Casino Inc	RENEWAL LETTER	11/6/2015	Landau Renewal Letter.pdf

Schedule 4 - 7

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
7001	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Harrah’s Reno	Quiznos	JASVIR AND RUBY SINGH	THIRD AMENDMENT TO THE LICENSE AGREEMENT	10/27/2011	3938-Quiznos-Third Amendment-Executed.pdf

7142	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Harrah’s Reno	Quiznos	Jasvir and Ruby Singh	FOURTH AMENDMENT	10/18/2012	6978-Jasvir & Ruby Singh-Fourth Amendment-Final.pdf

7333	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Harrah’s Reno	Quiznos	Jasvir and Ruby Singh	FIFTH AMENDMENT TO THE LICENSE AGREEMENT	10/30/2013	8924-Jasvir Ruby Singh-Fifth Amendment-Executed final.pdf

14922	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Harrah’s Reno	Quiznos	Jasvir and Ruby Singh	LICENSE AGREEMENT	8/13/2004	Quiznos Reno License Agreement.PDF

14923	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Harrah’s Reno	Quiznos	Jasvir and Ruby Singh	FIRST AMENDMENT TO LICENSE AGREEMENT	8/5/2009	Quiznos 1st Am ex.pdf

Schedule 4 - 8

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
14924	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Harrah’s Reno	Quiznos	Jasvir and Ruby Singh	SECOND AMENDMENT TO LICENSE AGREEMENT	9/3/2010	Quiznos Reno 2nd Am ex.pdf

14925	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Harrah’s Reno	Quiznos	Jasvir and Ruby Singh	SIXTH AMENDMENT TO LICENSE AGREEMENT	12/1/2014	98-LG - Jasvir Ruby Singh - Sixth Amendment - Final.pdf

9052	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Cabo Wabo Cantina	Cabo Wabo Enterprises (“CWE”)	MARCH 2005 AMENDMENT TO LICENSE AGREEMENT	5/1/2004	March 2005 Cabo Wabo Amendment to License Agreement.pdf

14873	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Cabo Wabo Cantina	Red Head, Inc.	FOURTH AMENDMENT TO THE LICENSE AGREEMENT	7/1/2015	Harvey’s Fourth Amendment to License Agreement 2015.pdf

9056	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Cabo Wabo Cantina	Red Head, Inc. d/b/a Cabo Wabo Enterprises	THIRD AMENDMENT TO LICENSE AGREEMENT	7/1/2011	NewThird Amendment to License Agreement FINA-2012L.pdf

14874	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Cabo Wabo Cantina	Red Head, Inc. d/b/a Cabo Wabo Enterprises	LICENSE AGREEMENT	7/1/2011	Cabo Wabo HLT License Agmt and Amendments.pdf

Schedule 4 - 9

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
9016	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Cinnabon	Partridge Enterprises, Inc.	LEASE AGREEMENT	8/12/2005	cinnabon lease rider 1 letter.pdf

9002	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Cinnabon	Partridge Enterprises, Inc.	FIRST AMENDMENT TO LEASE AGREEMENT	6/1/2010	Cinnabon 1st Amendment_(34263213_1).PDF

N/A	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Cinnabon	Partridge Enterprises, Inc.	SECOND AMENDMENT TO LEASE AGREEMENT	6/1/2015	Cinnabon Second Amendment.pdf

8942	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	CV Sports	Sunrise Sports, Inc., d/b/a CV Sports	RETAIL LEASE AGREEMENT	9/25/2014	10113 - Sunrise Sports - Retail Lease - Fully Executed.pdf

9771	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Fatburger/Thai-Asian/Tahoe Italian Pizza	FST TAHOE PARTNERS, LLC	LEASE AGREEMENT	3/31/2005	2995 - FST Tahoe - executed.pdf

14888	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Fatburger/Thai-Asian/Tahoe Italian Pizza	FST Tahoe Partners, LLC	FIRST AMENDMENT TO LEASE AGREEMENT	4/17/2015	Fatburger First Amendment 4-17-15 doc.pdf
9033	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Hard Rock Café	Hard Rock Cafe International (USA), Inc	ADDENDUM TO AGREEMENT	12/17/1999	Harveys Tahoe Hard Rock Addendum 12-17-99_(34186715_1).PDF

9034	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Hard Rock Café	Hard Rock Cafe International (USA), Inc.	AMENDMENT TO LEASE AGREEMENT	1/17/1998	Harveys Tahoe Hard Rock Am 2004_(34186717_1).PDF

Schedule 4 - 10

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
9035	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Hard Rock Café	Hard Rock Cafe International (USA), Inc.,	LEASE AGREEMENT	9/16/1998	Harveys Tahoe Hard Rock Lease_(34186720_1).PDF

9026	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Hard Rock Café	Hard Rock Cafe International, Inc.	NOTICE OF EXTENSION OF LEASE AGREEMENT	9/25/2012	Hard Rock 5 year lease extension request.pdf

9036	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Hard Rock Café	Hard Rock Cafe, International (USA), Inc.	LETTER AMENDMENT	10/29/2007	Harveys Tahoe Hard Rock Letter Am_(34186721_1).PDF

9029	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Hertz	The Hertz Corporation	CONCESSION AGREEMENT	12/20/2013	Harrah’s Tahoe Hertz Concession Agmt_(34186707_1).PDF

15087	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Hertz	The Hertz Corporation	CONCESSION AGREEMENT	12/20/2013	Executed Hertz - Harvey’s Resort Lake Tahoe Concession Agmt.pdf

8941	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	J. Boutique	J Boutique LLC	J BOUTIQUE - RETAIL LEASE AGREEMENT	7/4/2014	10081 -J Boutique - Retail Lease - Fully Executed.pdf

9047	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Landau	THE HYMAN COMPANIES, INC.	RETAIL LEASE AGREEMENT	11/10/2003	Landau Agreement.pdf

15223	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Landau	THE HYMAN COMPANIES, INC.	RETAIL LEASE AGREEMENT	11/10/2003	img-718101734-0001.pdf

Schedule 4 - 11

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
9756	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Lulu	Nicole Robbins, Diana Knowlton, and Mary Lou Montonya	LICENSE AGREEMENT AND FIRST, SECOND AND THIRD AMENDMENTS	1/21/2001	img-909164344-0001.pdf

N/A	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Promenade Deck	Linda Addi	LINDA ADDI D/B/A PROMENADE DECK FASHIONS LEASE	4/1/2015	New Lease Promenade Deck.pdf

9040	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Straw Hat Pizza	Nevada Pizza Restaurant	SECOND AMENDMENT TO THE LEASE AGREEMENT	6/10/2013	Harveys Tahoe Straw Hat 2nd Am_(34186725_1).PDF

9064	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Straw Hat Pizza	NEVADA PIZZA RESTAURANT, INC.	AMENDMENT TO THE LEASE AGREEMENT	12/1/2010	Straw Hat Amendment.pdf

9065	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Straw Hat Pizza	NEVADA PIZZA RESTAURANTS, INC.	LEASE AGREEMENT	11/1/2010	Straw Hat Lease.pdf

9066	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Straw Hat Pizza	NEVADA PIZZA RESTAURANTS, INC.	SECOND AMENDMENT TO THE LEASE AGREEMENT	6/10/2013	Straw Hat Second Amendment (Deli).pdf

N/A	Harveys Tahoe Management Company LLC.	Harveys/Harrah’s Lake Tahoe	Upper Deck Emporium	Linda Addi	UPPER DECK EMPORIUM LEASE	2/1/2016	HLT Upper Deck Lease.pdf

N/A	Harveys Tahoe Management Company LLC	Harveys/Harrah’s Lake Tahoe	Wedding chapel	Destination Tahoe Weddings and Events, LLC	LEASE AGREEMENT	10/1/2015	HLT Destination Tahoe Weddings Lease Fully Executed.pdf

Schedule 4 - 12

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
9143	Horseshoe Entertainment	Horseshoe Bossier City	8 OZ. Steakhouse	NR Restaurant Group Inc.	AMENDMENT 1 TO THE LEASE AGREEMENT	8/16/2010	8 Oz 1st Amendment_(34245121_1).PDF

9144	Horseshoe Entertainment	Horseshoe Bossier City	8 OZ. Steakhouse	NR Restaurant Group, Inc.	LEASE AGREEMENT	4/23/2010	8 Oz Burger Lease_(34245123_1).PDF

N/A	Horseshoe Entertainment	Horseshoe Bossier City	LA Chocolatiers	LA Chocolatiers, LLC	LEASE AGREEMENT	1/22/2015	106 SE - HBC LA Chocolatiers Lease.pdf

10109	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc. Harveys BR Management Company, Inc.	Horseshoe Council Bluffs	Hilton Garden Inn	23RD STREET HOTEL ASSOCIATES, LLC	GROUND LEASE AGREEMENT	2/29/2008	Doc265798567.pdf

9351	HBR Realty Company LLC	Horseshoe Council Bluffs	Pari-mutuel dog racetrack	IOWA WEST RACING ASSOCIATION	LEASE AGREEMENT	10/5/1999	5107-Iowa West Racing Association-Ground Lease-Executed.pdf

N/A	Horseshoe Hammond, LLC	Horseshoe Hammond	Touch of Luck	DP3 Massage, LLC dba A Touch of Luck	REVOCABLE ROVING CHAIR LICENSE AGREEMENT	3/1/2014	Touch of Luck Executed Contract.pdf

N/A	Horseshoe Hammond, LLC	Horseshoe Hammond	Touch of Luck	DP3 Massage, LLC dba A Touch of Luck	FIRST AMENDMENT TO REVOCABLE ROVING CHAIR LICENSE AGREEMENT	8/1/2015	UHA DP3 Touch of Luck 1st Am Final.pdf

8804	Caesars Riverboat Casino, LLC	Horseshoe Southern Indiana	Graeter’s Ice Cream	Tedesco, LLC d/b/a Graeter’s Ice Cream	LEASE AGREEMENT	3/1/2009	2009 - Tedesco, LLC dba Graeter’s Ice Cream - Lease Agmt (fully-executed, part 1).pdf

Schedule 4 - 13

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
14892	Caesars Riverboat Casino, LLC	Horseshoe Southern Indiana	Graeter’s Ice Cream	Tedesco, LLC d/b/a Graeter’s Ice Cream	RENEWAL LETTER	7/29/2015	2015 Tedesco - Horseshoe Southern Indiana and Graeter’s Lease Renewal.pdf

8891	Caesars Riverboat Casino, LLC	Horseshoe Southern Indiana	Indulge Spa	Pampering People LLC	FIRST AMENDMENT TO THE LEASE AGREEMENT	8/14/2012	Spa - crime insurance document, August 2012.pdf

8892	Caesars Riverboat Casino, LLC	Horseshoe Southern Indiana	Indulge Spa	Pampering People LLC	LEASE AGREEMENT	6/4/2012	Spa, June 2012.pdf

14839	Caesars Riverboat Casino, LLC	Horseshoe Southern Indiana	Indulge Spa	The Pampering People, LLC	LEASE AGREEMENT	5/22/2015	Spa, Jun2015 Executed-Second Amendment to Lease.pdf

14840	Caesars Riverboat Casino, LLC	Horseshoe Southern Indiana	Indulge Spa	The Pampering People, LLC	SECOND AMENDMENT TO LEASE AGREEMENT	7/1/2015	Spa 2015-07-The Pampering People-Rent Abatement-Second Amendment-f.pdf

15228	Caesars Riverboat Casino, LLC	Horseshoe Southern Indiana	Indulge Spa	The Pampering People, LLC	THIRD AMENDMENT TO LEASE AGREEMENT	1/1/2016	img-718101415-0001.pdf

14893	Caesars Riverboat Casino, LLC	Horseshoe Southern Indiana	Indulge Spa	The Pampering People, LLC	LICENSE AGREEMENT	7/2/2013	Spa-The Pampering People, LLC dba Indulge Spa - Rev Roving Massage License Agmt - Final.pdf

Schedule 4 - 14

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
9576	Robinson Property Group LLC	Horseshoe Tunica	8 OZ. Burger Bar	TUNICA RESTAURANT GROUP, INC.	LEASE AGREEMENT	8/31/2011	5112-Tunica Restaurant Group, Inc.-Restaruant Lease-Executed.pdf

9607	Robinson Property Group LLC	Horseshoe Tunica	8 OZ. Burger Bar	TUNICA RESTAURANT GROUP, INC.	FIRST AMENDMENT TO THE LEASE AGREEMENT	4/17/2013	7907 - First Amendment to the Lease Agreement - Final.pdf

N/A	Robinson Property Group LLC	Horseshoe Tunica	Landau	NAT Landau Hyman Jewels, Ltd., Inc.	LEASE AGREEMENT	10/12/2015	Landau.pdf

N/A	Robinson Property Group LLC	Horseshoe Tunica	Lucky 8 Asian Bistro	Lucky 8 Inc.	LUCKY 8 ASIAN BISTRO LEASE	4/18/2016	UTU Lucky 8 (King Chow) Lease Fully Executed.pdf

9071	Chester Downs and Marina, LLC	Harrah’s Philadelphia	Philly Steak Shack and Krispy Kreme	Chester TL Partners, LLC	LEASE AND FIRST AMENDMENT TO LEASE	3/28/2012

N/A	Chester Downs and Marina, LLC	Harrah’s Philadelphia	Guy Fieri’s Philadelphia Kitchen & Bar	GRF Enterprises, LLC	RESTAURANT LICENSE AGREEMENT	9/2/2016	CCR Guy Fieri License Agreement Final.pdf

8484	Chester Downs and Marina, LLC	Harrah’s Philadelphia	American Tower	ATC Indoor Das, LLC	FIRST AMENDMENT TO MULTI-CARRIER BUILDING NEUTRAL HOST LEASE AGREEMENT	10/1/2013	8482 – ATC Indoor DAS LLC – Harrah’s Philadelphia (ATC.344346) – First Amendment – Final.pdf

		Las Vegas Land Assemblage Properties	Verizon Wireless Cell Tower	Southwest Wireless, Inc., d/b/a Verizon Wireless (successor in interest to Centel Cellular Company of Nevada Limited Partnership)	Land Lease Agreement	12/8/1994

Schedule 4 - 15

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
N/A	Harrah’s Atlantic City Operating Company, LLC	Harrah’s Atlantic City	American Tower	ATC Indoor DAS, LLC	MULTI-CARRIER IN-BUILDING NEUTRAL HOST LEASE AGREEMENT, AS AMENDED	9/29/2005	N/A

N/A	Harrah’s Atlantic City Operating Company, LLC	Harrah’s Atlantic City	Cafe Tazza	Caffe Mille Luci, LLC	LEASE	5/3/2012	N/A

N/A	Harrah’s Atlantic City Operating Company, LLC	Harrah’s Atlantic City	New Cingular Wireless	New Cingular Wireless PCS, LLC	LICENSE AGREEMENT, AS AMENDED	3/15/2001	N/A

N/A	Harrah’s Atlantic City Operating Company, LLC	Harrah’s Atlantic City	McCormick & Schmick	McCormick & Schmick Restaurant Corp.	LEASE, AS AMENDED	12/12/2007	N/A

N/A	Harrah’s Atlantic City Operating Company, LLC	Harrah’s Atlantic City	Sprint Spectrum	Sprint Spectrum Realty Company, LLC	LICENSE AGREEMENT, AS AMENDED	7/13/2005	N/A

N/A	Harrah’s Laughlin, LLC	Harrah’s Laughlin	Laughlin Watercraft Rentals	Laughlin Watercraft Rentals, LLC	JET SKI CONCESSION LICENSE AGREEMENT, AS AMENDED	4/28/2009	N/A

N/A	Harrah’s Laughlin, LLC	Harrah’s Laughlin	Cinnabon	KEO, LLC	LEASE	1/10/2017	N/A

N/A	Harrah’s Laughlin, LLC	Harrah’s Laughlin	Red Mango	KEO, LLC	LEASE	1/10/2017	N/A

Schedule 4 - 16

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
N/A	Harrah’s Laughlin, LLC	Harrah’s Laughlin	Verizon	Southwestco Wireless LP	CELLULAR RADIO TRANSMISSION LICENSE, AS AMENDED	2/1/1994	N/A

N/A	Jazz Casino Company, L.L.C.	Harrah’s New Orleans	Live Nation Worldwide	Live Nation Worldwide, Inc.	LEASE FOR FILLMORE AT HARRAH’S NEW ORLEANS	11/27/2017	N/A

N/A	Jazz Casino Company, L.L.C.	Harrah’s New Orleans	Balance Massage Services	Balance Massage Services, L.L.C.	MASSAGE SERVICES AGREEMENT, AS AMENDED	10/2/2007	N/A

N/A	Jazz Casino Company, L.L.C.	Harrah’s New Orleans	Fulton Alley	Fulton Alley, LLC	FULTON ALLEY, LLC D/B/A FULTON ALLEY LEASE, AS AMENDED	12/16/2012	N/A

N/A	Jazz Casino Company, L.L.C.	Harrah’s New Orleans	Gordon Biersch	GB Acquisition, Inc.	RESTAURANT LEASE AGREEMENT, AS AMENDED	11/25/2003	N/A

N/A	Jazz Casino Company, L.L.C.	Harrah’s New Orleans	Grand Isle Seafood Restaurant	Grand Isle Partners, L.L.C.	LEASE, AS AMENDED	7/24/2006	N/A

N/A	Jazz Casino Company, L.L.C.	Harrah’s New Orleans	Ruth’s Chris Steak House	RCSH Operations L.L.C.	RESTAURANT LEASE AGREEMENT, AS AMENDED	3/11/2008	N/A

N/A	Jazz Casino Company, L.L.C.	Harrah’s New Orleans	T-Mobile	T-Mobile Central, L.L.C.	LEASE AGREEMENT	4/13/2009	N/A

N/A	Jazz Casino Company, L.L.C.	Harrah’s New Orleans	McAlister’s Deli	New Orleans Deli & Dining, LLC	LEASE AGREEMENT, AS AMENDED	1/12/2004	N/A

N/A	Jazz Casino Company, L.L.C.	Harrah’s New Orleans	Fuddruckers Restaurant	Park Lane of New Orleans, LLC	LEASE AGREEMENT, AS AMENDED	12/26/2003	N/A

N/A	Jazz Casino Company, L.L.C.	Harrah’s New Orleans	SpectraSite Communications	SpectraSite Communications, Inc.	MULTI-CARRIER IN-BUILDING NEUTRAL HOST LEASE AGREEMENT, AS AMENDED	1/9/2006	N/A

Schedule 4 - 17

Contract ID	Debtor(s)	Property Name	Name of Operation	Counterparty	Description	Contract Date	File Name
N/A	Jazz Casino Company, L.L.C.	Harrah’s New Orleans	Counter Bar	The Hospitality Management of New Orleans, Inc.	EMPLOYEE DINING ROOM SUBLEASE	2/1/2018	N/A

N/A	Jazz Casino Company, L.L.C.	Harrah’s New Orleans	Property Management Agreement	Caesars Enterprise Services, LLC and Caesars License Company, LLC	MANAGEMENT AGREEMENT	5/20/2014	N/A

Schedule 4 - 18

SCHEDULE 5

INTENTIONALLY OMITTED

Schedule 5 - 1

SCHEDULE 5-A

PROPERTY-SPECIFIC RENT ALLOCATION

Leased Property	Allocated Annual Initial Rent
Horseshoe Bossier:	$417,673.63
Horseshoe Southern Indiana:	$3,221,235.00

Schedule 5-A - 1

SCHEDULE 6

LONDON CLUBS

Property	Address
Golden Nugget (01120)	22 Shaftesbury Avenue, London W1D 7EJ

Sportsman (01110)	Old Quebec Street, London W1H 7AF

The Playboy Club/10 Brick Street (01140)	14 Old Park Lane, London W1K 1ND

Leicester Square (01180)	5-6 Leicester Square, London WC2H 7NA

Southend (01210)	Eastern Esplanade, Southend on Sea, Essex SS1 2ZG

Brighton (01220)	Brighton Marina Village, Brighton, Sussex BN2 5UT

Manchester (01240)	The Great Northern, Watson Street, Manchester M3 4LP

Nottingham (01270)	108 Upper Parliament Street, Nottingham NG1 6LF

Glasgow (01250)	Springfield Quay, Paisley Road, Glasgow G5 8NP

Leeds (01280)	4 The Boulevard, Clarence Dock, Leeds LS10 1PZ

Schedule 6 - 1

SCHEDULE 7

PERMITTED PROPERTY SALES

[SEE ATTACHED]

Schedule 7 - 1

Property	Owning Entity	Area	Street (# if assigned)	City	County	State	ZIP	Property ID or APN	Legal
formerly Harrah's St. Louis	Miscellaneous Land LLC	Riverport	13971 Riverport Drive	Maryland Hts	St. Louis	Missouri	63043	11P540071	
Harrah's Gulf Coast	Grand Biloxi LLC	Hood Lane block	109 Hood Lane	Biloxi	Harrison	Mississippi	39530	1410I-04-021.000	Parcel 52
Harrah's Gulf Coast	Grand Biloxi LLC	Hood Lane block	112 Hood Lane	Biloxi	Harrison	Mississippi	39530	1410I-04-021.000	Parcel 52
Harrah's Gulf Coast	Grand Biloxi LLC	Hood Lane block	115 Hood Lane	Biloxi	Harrison	Mississippi	39530	1410I-04-026.000	Parcel 58
Harrah's Gulf Coast	Grand Biloxi LLC	Hood Lane block	120 Hood Lane	Biloxi	Harrison	Mississippi	39530	1410I-04-021.001	Parcel 53
Harrah's Gulf Coast	Grand Biloxi LLC	Hood Lane block	327 Howard Ave	Biloxi	Harrison	Mississippi	39530	1410I-04-027.001	Parcel 59
Harrah's Gulf Coast	Grand Biloxi LLC	Hood Lane block	329 Howard Ave	Biloxi	Harrison	Mississippi	39530	1410I-04-027.000	Parcel 59
Harrah's Gulf Coast	Grand Biloxi LLC	Hood Lane block	Beach Blvd	Biloxi	Harrison	Mississippi	39530	1410I-04-083.000	Parcel 34
Harrah's Gulf Coast	Grand Biloxi LLC							1410I-04-084.000	Parcel 62
Harrah's Gulf Coast	Grand Biloxi LLC	Hood Lane block	Howard Ave	Biloxi	Harrison	Mississippi	39530	1410I-04-025.000	Parcel 57
Harrah's Gulf Coast	Grand Biloxi LLC	Hood Lane block	HWY 90	Biloxi	Harrison	Mississippi	39530	1410I-03-005.000	Parcel 34
Harrah's Gulf Coast	Grand Biloxi LLC	Oak & Howard	277 Howard Ave	Biloxi	Harrison	Mississippi	39530	1410I-02-002.000	Parcel 3
Harrah's Gulf Coast	Grand Biloxi LLC	Oak & Howard	281 Howard Ave	Biloxi	Harrison	Mississippi	39530	1410I-02-031.000	Parcel 29
Harrah's Gulf Coast	Grand Biloxi LLC	Oak & Howard	138 Oak St.	Biloxi	Harrison	Mississippi	39530	1410I-02-026.000	Parcel 26
Harrah's Gulf Coast	Grand Biloxi LLC	Oak & Howard	140 Oak St	Biloxi	Harrison	Mississippi	39530	1410I-02-027.000	Parcel 27
Harrah's Gulf Coast	Grand Biloxi LLC	1st & Maple	125 Maple St.	Biloxi	Harrison	Mississippi	39530	1410I-02-008.000	Parcel 9
Harrah's Gulf Coast	Grand Biloxi LLC	1st & Maple	270 1st St.	Biloxi	Harrison	Mississippi	39530	1410I-02-011.000	Parcel 12

Schedule 7 - 2

Property	Owning Entity	Area	Street (# if assigned)	City	County	State	ZIP	Property ID or APN	Legal
Harrah's Gulf Coast	Grand Biloxi LLC	1st & Maple	274 1st St.	Biloxi	Harrison	Mississippi	39530	1410I-02-012.000	Parcel 13
Harrah's Gulf Coast	Grand Biloxi LLC	1st & Maple	126 Oak St.	Biloxi	Harrison	Mississippi	39530	1410I-02-021.000	Parcel 20
Harrah's Gulf Coast	Grand Biloxi LLC	1st & Maple	128 Oak St.	Biloxi	Harrison	Mississippi	39530	1410I-02-020.000	Parcel 19
Harrah's Gulf Coast	Grand Biloxi LLC	286 1st St	286 1st St	Biloxi	Harrison	Mississippi	39530	1410I-02-015.000	Parcel 14
Harrah's Gulf Coast	Grand Biloxi LLC							1410I-02-016.000	Parcel 15
Harrah's Gulf Coast	Grand Biloxi LLC	126 Pine St	126 Pine St	Biloxi	Harrison	Mississippi	39530	1510L-02-110.000	Parcel 11
Harrah's Gulf Coast	Grand Biloxi LLC	1st St.	1st St.	Biloxi	Harrison	Mississippi	39530	1510L-02-141.000	This APN is not listed in our title commitment.
Harrah's Gulf Coast	Grand Biloxi LLC	307 Howard Boulevard		Biloxi	Harrison	Mississippi		1410I-04-022.000	Parcel 54
Harrah's Gulf Coast	Grand Biloxi LLC	271 Howard Avenue		Biloxi	Harrison	Mississippi		1410I-02-001.000	Parcel 1
Harrah's Gulf Coast	Grand Biloxi LLC	287 Howard Avenue		Biloxi	Harrison	Mississippi		1410I-02-030.000	Parcel 28
Harrah's Gulf Coast	Grand Biloxi LLC	139 Maple Street		Biloxi	Harrison	Mississippi		1410I-02-001.001	Parcel 2
Harrah's Gulf Coast	Grand Biloxi LLC	137 Maple Street		Biloxi	Harrison	Mississippi		1410I-02-003.000	Parcel 4
Harrah's Gulf Coast	Grand Biloxi LLC	133 Maple Street		Biloxi	Harrison	Mississippi		1410I-02-004.000	Parcel 5
Harrah's Gulf Coast	Grand Biloxi LLC	131 Maple Street		Biloxi	Harrison	Mississippi		1410I-02-005.000	Parcel 62
Harrah's Gulf Coast	Grand Biloxi LLC	129 Maple Street		Biloxi	Harrison	Mississippi		1410I-02-006.000	Parcel 7

2

Schedule 7 - 3

3

Schedule 7 - 4

Property	Owning Entity	Area	Street (# if assigned)	City	County	State	ZIP	Property ID or APN	Legal
Turfway Park	Miscellaneous Land LLC	NE of Turfway Park access rd	Houston Rd, NE side	Florence	Boone	Kentucky	41042	072.00-00-008.01	Vacant Land Houston Road (072.00-00-008.01) Florence, KY
Turfway Park	Miscellaneous Land LLC	Northeast of Lowe's on Houston	Houston Rd, SE side	Florence	Boone	Kentucky	41042	072.00-00-008.08	Vacant Land Houston Road (072.00-00-008.08), Florence, KY
Harrah's Council Bluffs	Harrah's Council Bluffs LLC	South of Casino	1900 River Road	Council Bluffs	Pottawattamie	Iowa	51501	7444-04-100-002	1900 River Road, Council Bluffs, IA - Rubble dump land
Vacant Land	Miscellaneous Land LLC	White Oak Plantation	Redbud Place Drive	Splendora	Montgomery	Texas	77372	9511-02-01100	Lot 2, Block 2
Leftover from Harrah's Gulfport	Gulfport LLC		National Mart Plaza	Long Beach	MS			0612G-01-019.001;	Parcels 5 &6
Leftover from Harrah's Gulfport	Gulfport LLC		National Mart Plaza	Long Beach	MS			0612G - 01-019.002	Parcels 5 &6
Harrah's North Kansas City	New Harrah's North Kansas City LLC		NE Chouteau Tfwy	North Kansas City		MO		18-401-00-03-001.01	Parcel IV
Harrah's North Kansas City	New Harrah's North Kansas City LLC		NE Chouteau Tfwy	North Kansas City		MO		18-401-00-03-002.00	Parcel II

4

Schedule 7 - 5

5

Schedule 7 - 6

Schedule 8 - 1

SCHEDULE 9

EXCLUDED FACILITIES

No.	Property	State
1.	Horseshoe Council Bluffs	Iowa

2.	Horseshoe Hammond	Indiana

3.	Horseshoe Tunica	Mississippi and Arkansas

4.	Harrah’s Lake Tahoe	Nevada

5.	Harvey’s Lake Tahoe	Nevada and California

6.	Harrah’s Atlantic City	New Jersey

7.	Harrah’s New Orleans	Louisiana

Schedule 9 - 1

SCHEDULE 10

CHESTER PROPERTY PAYMENT AGREEMENTS

1.	Agreement Between Redevelopment Authority of the County of Delaware (“Authority”) and Chester Downs and Marina, LLC (“CDM”) dated as of October 18, 2002 (“Redevelopment Agreement”)

2.	Amendment to Part I of Redevelopment Agreement between the Authority and CDM dated July 21, 2005

3.	Amendment to Redevelopment Agreement between the Authority and CDM d/b/a Harrah’s Chester Casino and Racetrack dated June 21, 2010

4.	Deed dated September 21, 2005 and recorded October 19, 2005 in the Office of Recorder of Deeds of Delaware County, PA at RD Book 03629, page 1810 between the Authority as grantor and CDM as grantee

5.

Corrective Deed dated June 11, 2010 recorded June 25, 2010 in the Office of Recorder of Deeds of Delaware County, PA at RD Book 4761, page 783 between the Authority as grantor and CDM as grantee (with the County of Delaware and the City of Chester added as Joinder parties)

6.

Amended and Restated Additional Consideration Payment Method Agreement dated October 1, 2011 among the City of Chester, the Authority and Harrah’s Chester Downs Investment Company, LLC f/k/a Chester Downs and Marina, LLC, Harrah’s Chester Downs Investment Company, LLC, Harrah’s Chester Downs Management Company, LLC and Harrah’s Operating Company, Inc.

7.

Amended and Restated Additional Consideration Payment Method Agreement dated October 1, 2011 among the County of Delaware, the Authority and Harrah’s Chester Downs Investment Company, LLC f/k/a Chester Downs and Marina, LLC, Harrah’s Chester Downs Investment Company, LLC, Harrah’s Chester Downs Management Company, LLC and Harrah’s Operating Company, Inc.

Schedule 10 - 1

SCHEDULE 11

2018 FACILITY EBITDAR

[Intentionally Omitted]

Schedule 11 - 1

SCHEDULE 12

HNO LITIGATION

1.	Jazz Casino Company, LLC and JCC Fulton Development, LLC v. T.A. “Tim” Barfield, Jr., et al.

2.	Kimberly L. Robinson, et al, v. Jazz Casino Company, LLC and JCC Fulton Development, L.L.C.

3.	JCC Fulton Development, LLC v. Tim Barfield, et al.

4.	Jazz Casino Company, LLC v. Tim Barfield, et al.

5.	JCC Fulton Development, LLC v. Cynthia Bridges, et al.

6.	Jazz Casino Company, LLC v. Cynthia Bridges, et al.

7.	John Harvey v. Jazz Casino Company, LLC et al.

8.	Irvin Magri, Jr. v. Jazz Casino Company, LLC

Schedule 12 - 1

SCHEDULE 13

HNO LICENSE EXTENSION AGREEMENTS

None.

Schedule 13 - 1

SCHEDULE 14

SPECIFIED FIFTH AMENDMENT ADDITIONAL PROPERTY CAPITAL IMPROVEMENT PROJECTS

Facility	Capital Improvement Project
Harrah’s Atlantic City	The renovation of rooms in the Marina Tower.

Harrah’s Laughlin	The modernization of elevators in the Central Tower and improvements to the elevators in the S. Tower.

Schedule 14 - 1